UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JANUARY 31, 2016


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JANUARY 31, 2016


[LOGO OF USAA]
   USAA(R)

                                        [GRAPHIC OF USAA AGGRESSIVE GROWTH FUND]

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       SEMIANNUAL REPORT
       USAA AGGRESSIVE GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JANUARY 31, 2016

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

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PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO MAKE          [PHOTO OF BROOKS ENGLEHARDT]
HASTY DECISIONS."

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MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

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That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          5

FINANCIAL INFORMATION

    Portfolio of Investments                                                10

    Notes to Portfolio of Investments                                       17

    Financial Statements                                                    18

    Notes to Financial Statements                                           21

EXPENSE EXAMPLE                                                             35

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202720-0316

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

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FUND OBJECTIVE

THE USAA AGGRESSIVE GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

The Fund invests primarily in equity securities of large capitalization companies that are selected for their growth potential. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP       Winslow Capital Management, LLC
    PAUL E. MARRKAND, CFA                    CLARK J. WINSLOW
                                             JUSTIN H. KELLY, CFA
                                             PATRICK M. BURTON, CFA

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o   HOW DID THE OVERALL MARKET PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended January 31, 2016, concerns regarding the possibility of a significant slowdown in China's economic growth dominated headlines. Fears were amplified in early August 2015 when China unexpectedly devalued its currency, the renminbi, triggering concerns regarding global disinflationary trends and a weaker than anticipated global growth backdrop. In September 2015, Chinese manufacturing activity fell to its lowest level since 2009. Investor risk tolerance also appeared to curtail due to the European Central Bank's downgrade of its Eurozone growth, inflation outlook and the cut in Brazil's credit rating to below investment-grade. Global equities rallied in October 2015 amid increasing signs of extended monetary policy accommodations by major central banks. After much anticipation, on December 16, 2015, the Federal Reserve delivered its first interest rate increase since 2006, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the reporting period as the S&P 500(R) Index was down 4.96% in January 2016 alone.

    Seven of the 10 sectors within the Russell 1000(R) Growth Index (the Index) posted negative returns for the reporting period. Energy, health care, and materials were the Index's bottom-performing sectors, while telecommunication services, utilities, and consumer staples were the top-performing market segments.

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2  | USAA AGGRESSIVE GROWTH FUND

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O   HOW DID THE USAA AGGRESSIVE GROWTH FUND (THE FUND) PERFORM DURING THE
    REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended January 31, 2016, the Fund Shares and Institutional Shares had total returns of -8.24% and -8.15%, respectively. This compares to returns of -7.18% for the Index and -10.09% for the Lipper Large-Cap Growth Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Wellington Management Company LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o HOW DID WELLINGTON MANAGEMENT'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    Wellington Management's portion of the Fund's assets outperformed the Index during the reporting period. Stock selection was the primary contributor to the Fund's relative performance, driven by strong selection in the information technology, health care, and consumer discretionary sectors. Stock selection in the consumer staples sector partially offset positive returns. Sector allocation, a result of Wellington Management's bottom-up stock selection process, detracted from relative performance due to an overweight allocation to health care and an underweight allocation in consumer staples. Top individual contributors included positions in First Solar, Inc. (information technology) and Microsoft Corp. (information technology), as well as a lack of holdings in Walt Disney Co., an Index constituent. The top individual detractors came from underweight positions in Altria Group, Inc. (consumer staples)

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    and Chipotle Mexican Grill, Inc.* (consumer discretionary), and the lack of a position in Coca-Cola.

o HOW DID WINSLOW CAPITAL'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    Winslow Capital's portion of the Fund's assets underperformed the Index over the reporting period. Top-performing sectors were consumer discretionary, materials, and industrials. Within the consumer discretionary sector, stock selection drove outperformance, with the online retailer Amazon.com, Inc. and the Chinese travel services company Ctrip.com International Ltd. ADR* as contributors. Within the materials sector, stock selection was incremental, led by Winslow Capital's position in the agricultural producer Monsanto Co.* An underweight position in industrials also contributed to the Fund's performance. The bottom-performing sectors within Winslow Capital's portion of the Fund were health care, consumer staples, and telecommunication services. Within the health care sector, stock selection drove underperformance. Individual detractors included the specialty pharmaceutical firms Valeant Pharmaceuticals International, Inc.* and Mallinckrodt plc.* An underweight position in consumer staples also contributed to underperformance. Stock selection in telecommunication services sector, stemming from the Fund's holdings in the wireless tower operator SBA Communications Corp. "A", contributed to underperformance during the reporting period.

    Thank you for allowing us to help with your investment needs.

    *Chipolte Mexican Grill, Inc., Ctrip.com International Ltd. ADR, Monsanto Co., Valeant Pharmaceuticals International Inc., and Mallinckrodt plc were sold out of the Fund prior to January 31, 2016.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

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4  | USAA AGGRESSIVE GROWTH FUND

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INVESTMENT OVERVIEW

USAA AGGRESSIVE GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAUX)


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                                           1/31/16                  7/31/15
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Net Assets                              $1.1 Billion             $1.2 Billion
Net Asset Value Per Share                 $36.59                    $42.55


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
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    7/31/15-1/31/16*            1 YEAR            5 YEARS            10 YEARS

         -8.24%                 0.96%              9.61%               5.35%


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
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    1 YEAR                           5 YEARS                         10 YEARS

    6.00%                             11.62%                           6.35%


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                          EXPENSE RATIO AS OF 7/31/15**
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                                      0.78%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective December 1, 2015, the administration and servicing fees for the Fund Shares was reduced from 0.25% to 0.15% of the Fund Shares' average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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                                                        INVESTMENT OVERVIEW |  5

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                             LIPPER LARGE-CAP       USAA AGGRESSIVE
                        RUSSELL 1000           GROWTH FUNDS           GROWTH FUND
                        GROWTH INDEX              INDEX                 SHARES
 1/31/2006              $10,000.00             $10,000.00             $10,000.00
 2/28/2006                9,984.11               9,865.11               9,950.25
 3/31/2006               10,131.53               9,960.23              10,034.20
 4/30/2006               10,117.75               9,944.59              10,031.09
 5/31/2006                9,774.81               9,480.66               9,601.99
 6/30/2006                9,736.24               9,449.50               9,592.66
 7/31/2006                9,550.80               9,207.57               9,291.04
 8/31/2006                9,848.78               9,420.76               9,353.23
 9/30/2006               10,119.41               9,623.89               9,561.57
10/31/2006               10,475.14               9,913.43               9,850.75
11/30/2006               10,683.01              10,139.92              10,087.06
12/31/2006               10,719.19              10,193.56              10,264.30
 1/31/2007               10,994.73              10,456.66              10,743.16
 2/28/2007               10,788.07              10,220.62              10,360.70
 3/31/2007               10,846.58              10,297.54              10,323.38
 4/30/2007               11,357.24              10,715.60              10,621.89
 5/31/2007               11,765.81              11,078.48              11,032.34
 6/30/2007               11,590.18              10,973.99              10,923.51
 7/31/2007               11,410.50              10,834.74              10,796.02
 8/31/2007               11,592.32              11,013.29              11,019.90
 9/30/2007               12,077.93              11,685.11              11,791.04
10/31/2007               12,488.99              12,207.28              12,490.67
11/30/2007               12,028.93              11,709.60              11,856.34
12/31/2007               11,985.43              11,719.83              11,791.84
 1/31/2008               11,050.85              10,716.95              10,785.03
 2/29/2008               10,831.37              10,493.68              10,407.86
 3/31/2008               10,765.42              10,404.39              10,195.90
 4/30/2008               11,330.60              11,045.55              10,841.14
 5/31/2008               11,745.91              11,347.13              11,015.69
 6/30/2008               10,899.95              10,512.32              10,195.90
 7/31/2008               10,692.71              10,304.90              10,093.04
 8/31/2008               10,807.85              10,332.41              10,005.76
 9/30/2008                9,556.25               9,008.00               8,908.56
10/31/2008                7,873.78               7,434.78               7,590.04
11/30/2008                7,247.59               6,688.96               6,785.84
12/31/2008                7,378.57               6,868.64               6,898.87
 1/31/2009                7,023.63               6,513.57               6,349.35
 2/28/2009                6,495.25               6,088.71               5,925.43
 3/31/2009                7,074.60               6,611.94               6,324.23
 4/30/2009                7,753.81               7,312.50               6,955.39
 5/31/2009                8,138.18               7,712.84               7,432.69
 6/30/2009                8,229.22               7,715.86               7,259.99
 7/31/2009                8,813.71               8,297.28               7,796.95
 8/31/2009                8,996.50               8,460.97               8,016.76
 9/30/2009                9,379.17               8,867.29               8,365.31
10/31/2009                9,252.13               8,691.85               8,214.59
11/30/2009                9,820.51               9,216.12               8,823.77
12/31/2009               10,124.05               9,513.00               8,872.10
 1/31/2010                9,682.28               9,014.60               8,484.17
 2/28/2010               10,015.02               9,334.38               8,727.02
 3/31/2010               10,594.32               9,920.68               9,342.04
 4/30/2010               10,712.70              10,022.72               9,480.82
 5/31/2010                9,894.87               9,217.56               8,793.25
 6/30/2010                9,350.01               8,687.06               8,194.00
 7/31/2010               10,016.96               9,276.27               8,692.33
 8/31/2010                9,549.27               8,820.88               8,244.46
 9/30/2010               10,565.80               9,766.41               9,244.27
10/31/2010               11,070.42              10,279.31               9,682.67
11/30/2010               11,198.98              10,382.18               9,799.37
12/31/2010               11,815.84              10,951.85              10,407.96
 1/31/2011               12,116.54              11,167.96              10,641.42
 2/28/2011               12,513.08              11,470.14              10,988.46
 3/31/2011               12,528.36              11,475.91              11,061.02
 4/30/2011               12,947.92              11,823.89              11,414.37
 5/31/2011               12,806.96              11,679.99              11,225.07
 6/30/2011               12,623.27              11,525.37              11,054.71
 7/31/2011               12,496.74              11,463.70              10,906.43
 8/31/2011               11,837.23              10,692.96              10,158.72
 9/30/2011               10,965.01               9,759.79               9,275.36
10/31/2011               12,168.31              10,931.19              10,486.83
11/30/2011               12,167.13              10,796.66              10,341.71
12/31/2011               12,128.01              10,633.76              10,149.26
 1/31/2012               12,851.95              11,362.67              10,903.28
 2/29/2012               13,466.59              12,031.87              11,464.85
 3/31/2012               13,909.53              12,457.04              11,903.37
 4/30/2012               13,888.05              12,365.46              11,739.32
 5/31/2012               12,997.18              11,417.40              10,761.31
 6/30/2012               13,350.09              11,670.29              11,054.71
 7/31/2012               13,529.05              11,688.33              11,070.48
 8/31/2012               13,893.04              12,127.30              11,464.85
 9/30/2012               14,165.50              12,425.08              11,698.31
10/31/2012               13,752.06              11,993.11              11,177.75
11/30/2012               13,982.34              12,259.96              11,455.38
12/31/2012               13,978.47              12,326.45              11,430.45
 1/31/2013               14,577.58              12,858.51              11,947.63
 2/28/2013               14,758.98              12,927.21              12,028.00
 3/31/2013               15,312.64              13,333.69              12,447.34
 4/30/2013               15,637.67              13,506.52              12,597.60
 5/31/2013               15,928.18              13,862.46              12,988.99
 6/30/2013               15,628.44              13,581.59              12,761.85
 7/31/2013               16,457.09              14,430.77              13,432.79
 8/31/2013               16,175.04              14,257.30              13,184.68
 9/30/2013               16,895.85              15,072.43              13,890.56
10/31/2013               17,643.25              15,704.56              14,467.15
11/30/2013               18,140.95              16,173.96              14,921.43
12/31/2013               18,659.15              16,691.30              15,365.48
 1/31/2014               18,127.21              16,292.86              15,004.84
 2/28/2014               19,060.26              17,227.35              15,787.50
 3/31/2014               18,868.04              16,672.73              15,315.60
 4/30/2014               18,868.80              16,382.80              14,981.82
 5/31/2014               19,456.84              16,977.60              15,576.49
 6/30/2014               19,836.03              17,393.46              15,887.25
 7/31/2014               19,532.39              17,213.29              15,691.59
 8/31/2014               20,427.32              17,927.66              16,366.82
 9/30/2014               20,131.00              17,615.02              16,171.16
10/31/2014               20,661.48              18,129.99              16,658.40
11/30/2014               21,316.21              18,586.66              17,214.70
12/31/2014               21,094.13              18,416.67              17,011.46
 1/31/2015               20,771.12              18,116.93              16,679.34
 2/28/2015               22,155.63              19,259.52              17,766.27
 3/31/2015               21,903.65              19,050.95              17,455.72
 4/30/2015               22,013.35              19,046.68              17,403.96
 5/31/2015               22,323.21              19,411.86              17,809.41
 6/30/2015               21,929.95              19,230.36              17,606.68
 7/31/2015               22,673.61              19,913.22              18,352.88
 8/31/2015               21,296.67              18,604.23              17,201.24
 9/30/2015               20,769.84              17,970.36              16,679.34
10/31/2015               22,558.24              19,536.86              18,171.72
11/30/2015               22,621.56              19,643.45              18,223.48
12/31/2015               22,289.59              19,450.17              18,031.89
 1/31/2016               21,045.14              17,903.27              16,839.90

                                   [END CHART]

                       Data from 1/31/06 through 1/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Growth Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

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6  | USAA AGGRESSIVE GROWTH FUND

================================================================================

USAA AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIAGX)


--------------------------------------------------------------------------------
                                      1/31/16                       7/31/15
--------------------------------------------------------------------------------

Net Assets                       $124.9 Million                 $163.1 Million
Net Asset Value Per Share            $36.91                         $42.92


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*        1 YEAR        5 YEARS       SINCE INCEPTION 8/01/08

        -8.15%             1.19%          9.95%                 7.57%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                    5 YEARS                   SINCE INCEPTION 8/01/08

   6.21%                     11.97%                             8.65%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15**

                                      0.68%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                 LIPPER LARGE-CAP        USAA AGGRESSIVE GROWTH
                          RUSSELL 1000             GROWTH FUNDS            FUND INSTITUTIONAL
                          GROWTH INDEX                INDEX                      SHARES
 7/31/2008                $10,000.00               $10,000.00                 $10,000.00
 8/31/2008                 10,107.67                10,026.70                  10,012.48
 9/30/2008                  8,937.16                 8,741.47                   8,914.54
10/31/2008                  7,363.69                 7,214.80                   7,595.13
11/30/2008                  6,778.06                 6,491.05                   6,790.39
12/31/2008                  6,900.56                 6,665.41                   6,909.17
 1/31/2009                  6,568.61                 6,320.85                   6,357.57
 2/28/2009                  6,074.46                 5,908.55                   5,938.36
 3/31/2009                  6,616.28                 6,416.31                   6,341.81
 4/30/2009                  7,251.48                 7,096.14                   6,978.52
 5/31/2009                  7,610.95                 7,484.63                   7,460.77
 6/30/2009                  7,696.10                 7,487.57                   7,290.56
 7/31/2009                  8,242.73                 8,051.78                   7,832.71
 8/31/2009                  8,413.67                 8,210.62                   8,056.50
 9/30/2009                  8,771.55                 8,604.93                   8,409.52
10/31/2009                  8,652.74                 8,434.67                   8,261.38
11/30/2009                  9,184.30                 8,943.43                   8,879.17
12/31/2009                  9,468.18                 9,231.53                   8,926.20
 1/31/2010                  9,055.02                 8,747.88                   8,538.24
 2/28/2010                  9,366.21                 9,058.20                   8,789.46
 3/31/2010                  9,907.97                 9,627.15                   9,412.73
 4/30/2010                 10,018.69                 9,726.17                   9,552.65
 5/31/2010                  9,253.84                 8,944.83                   8,865.78
 6/30/2010                  8,744.28                 8,430.03                   8,264.76
 7/31/2010                  9,368.02                 9,001.80                   8,770.38
 8/31/2010                  8,930.63                 8,559.89                   8,318.82
 9/30/2010                  9,881.30                 9,477.45                   9,330.05
10/31/2010                 10,353.23                 9,975.17                   9,778.43
11/30/2010                 10,473.47                10,075.00                   9,899.27
12/31/2010                 11,050.36                10,627.81                  10,517.15
 1/31/2011                 11,331.58                10,837.52                  10,759.87
 2/28/2011                 11,702.43                11,130.76                  11,114.38
 3/31/2011                 11,716.72                11,136.36                  11,191.03
 4/30/2011                 12,109.10                11,474.04                  11,548.74
 5/31/2011                 11,977.27                11,334.40                  11,363.50
 6/30/2011                 11,805.49                11,184.35                  11,194.23
 7/31/2011                 11,687.16                11,124.51                  11,050.51
 8/31/2011                 11,070.37                10,376.57                  10,296.77
 9/30/2011                 10,254.66                 9,471.02                   9,405.71
10/31/2011                 11,380.00                10,607.76                  10,635.32
11/30/2011                 11,378.90                10,477.21                  10,491.60
12/31/2011                 11,342.31                10,319.13                  10,299.97
 1/31/2012                 12,019.35                11,026.47                  11,066.48
 2/29/2012                 12,594.17                11,675.87                  11,641.36
 3/31/2012                 13,008.42                12,088.46                  12,091.68
 4/30/2012                 12,988.33                11,999.59                  11,928.80
 5/31/2012                 12,155.17                11,079.58                  10,938.73
 6/30/2012                 12,485.22                11,324.98                  11,238.94
 7/31/2012                 12,652.59                11,342.50                  11,261.30
 8/31/2012                 12,992.99                11,768.47                  11,666.91
 9/30/2012                 13,247.80                12,057.45                  11,909.64
10/31/2012                 12,861.15                11,638.25                  11,382.66
11/30/2012                 13,076.51                11,897.21                  11,670.10
12/31/2012                 13,072.90                11,961.73                  11,647.13
 1/31/2013                 13,633.19                12,478.05                  12,179.13
 2/28/2013                 13,802.84                12,544.72                  12,264.25
 3/31/2013                 14,320.63                12,939.17                  12,696.94
 4/30/2013                 14,624.61                13,106.88                  12,852.99
 5/31/2013                 14,896.29                13,452.29                  13,257.30
 6/30/2013                 14,615.98                13,179.73                  13,026.77
 7/31/2013                 15,390.94                14,003.78                  13,714.82
 8/31/2013                 15,127.16                13,835.45                  13,466.56
 9/30/2013                 15,801.28                14,626.46                  14,190.07
10/31/2013                 16,500.26                15,239.89                  14,782.36
11/30/2013                 16,965.71                15,695.40                  15,246.97
12/31/2013                 17,450.34                16,197.44                  15,704.57
 1/31/2014                 16,952.86                15,810.78                  15,334.46
 2/28/2014                 17,825.47                16,717.63                  16,137.02
 3/31/2014                 17,645.70                16,179.41                  15,657.82
 4/30/2014                 17,646.42                15,898.07                  15,318.88
 5/31/2014                 18,196.36                16,475.27                  15,930.54
 6/30/2014                 18,550.98                16,878.82                  16,253.90
 7/31/2014                 18,267.01                16,703.98                  16,059.10
 8/31/2014                 19,103.97                17,397.21                  16,756.48
 9/30/2014                 18,826.84                17,093.82                  16,553.89
10/31/2014                 19,322.96                17,593.55                  17,060.36
11/30/2014                 19,935.27                18,036.71                  17,633.07
12/31/2014                 19,727.58                17,871.76                  17,427.74
 1/31/2015                 19,425.49                17,580.88                  17,085.66
 2/28/2015                 20,720.31                18,689.66                  18,203.96
 3/31/2015                 20,484.65                18,487.27                  17,892.60
 4/30/2015                 20,587.24                18,483.12                  17,839.97
 5/31/2015                 20,877.03                18,837.49                  18,260.97
 6/30/2015                 20,509.25                18,661.37                  18,050.47
 7/31/2015                 21,204.73                19,324.03                  18,822.30
 8/31/2015                 19,917.00                18,053.77                  17,647.00
 9/30/2015                 19,424.29                17,438.65                  17,111.97
10/31/2015                 21,096.84                18,958.80                  18,646.88
11/30/2015                 21,156.05                19,062.23                  18,703.89
12/31/2015                 20,845.59                18,874.67                  18,510.81
 1/31/2016                 19,681.76                17,373.55                  17,288.31

                                   [END CHART]

                       Data from 7/31/08 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA AGGRESSIVE GROWTH FUND

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/16 o
                                (% of Net Assets)

Alphabet, Inc. "C" ......................................................   4.2%
Apple, Inc. .............................................................   4.0%
Facebook, Inc. "A" ......................................................   3.8%
Amazon.com, Inc. ........................................................   3.7%
Visa, Inc. "A" ..........................................................   3.4%
Microsoft Corp. .........................................................   2.6%
Home Depot, Inc. ........................................................   2.4%
Bristol-Myers Squibb Co. ................................................   2.2%
UnitedHealth Group, Inc. ................................................   1.8%
MasterCard, Inc. "A" ....................................................   1.7%

                         o SECTOR ALLOCATION - 1/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     36.8%
HEALTH CARE                                                                19.8%
CONSUMER DISCRETIONARY                                                     19.8%
CONSUMER STAPLES                                                            7.0%
INDUSTRIALS                                                                 5.0%
FINANCIALS                                                                  4.2%
MATERIALS                                                                   2.3%
TELECOMMUNICATION SERVICES                                                  1.7%
ENERGY                                                                      0.4%
UTILITIES                                                                   0.2%
MONEY MARKET INSTRUMENTS                                                    2.5%

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 10-16.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               EQUITY SECURITIES (97.2%)

               COMMON STOCKS (97.2%)

               CONSUMER DISCRETIONARY (19.8%)
               ------------------------------
               APPAREL RETAIL (1.6%)
    90,350     L Brands, Inc.                                                            $    8,687
    92,161     Ross Stores, Inc.                                                              5,185
    97,261     TJX Companies, Inc.                                                            6,929
                                                                                         ----------
                                                                                             20,801
                                                                                         ----------
               APPAREL, ACCESSORIES & LUXURY GOODS (1.1%)
   107,450     Lululemon Athletica, Inc.*                                                     6,670
    12,136     Ralph Lauren Corp.                                                             1,365
    68,200     Under Armour, Inc. "A"*                                                        5,826
                                                                                         ----------
                                                                                             13,861
                                                                                         ----------
               AUTO PARTS & EQUIPMENT (0.5%)
    91,400     Delphi Automotive plc                                                          5,935
                                                                                         ----------
               AUTOMOTIVE RETAIL (1.1%)
    29,287     Advance Auto Parts, Inc.                                                       4,453
    35,700     O'Reilly Automotive, Inc.*                                                     9,314
                                                                                         ----------
                                                                                             13,767
                                                                                         ----------
               BROADCASTING (0.3%)
    47,430     Discovery Communications, Inc. "A"*                                            1,309
    38,527     Scripps Networks Interactive "A"                                               2,349
                                                                                         ----------
                                                                                              3,658
                                                                                         ----------
               CABLE & SATELLITE (1.0%)
   222,090     Comcast Corp. "A"                                                             12,373
                                                                                         ----------
               CASINOS & GAMING (0.2%)
    49,811     Las Vegas Sands Corp.                                                          2,246
                                                                                         ----------
               FOOTWEAR (1.4%)
   290,900     NIKE, Inc. "B"                                                                18,039
                                                                                         ----------
               GENERAL MERCHANDISE STORES (0.7%)
   106,300     Dollar Tree, Inc.*                                                             8,644
                                                                                         ----------

================================================================================

10  | USAA AGGRESSIVE GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               HOME IMPROVEMENT RETAIL (3.2%)
   241,092     Home Depot, Inc.                                                          $   30,320
   132,066     Lowe's Companies, Inc.                                                         9,464
                                                                                         ----------
                                                                                             39,784
                                                                                         ----------
               HOMEBUILDING (0.1%)
    83,373     PulteGroup, Inc.                                                               1,397
                                                                                         ----------
               HOTELS, RESORTS & CRUISE LINES (0.3%)
    88,107     Hilton Worldwide Holdings, Inc.                                                1,569
    35,079     Wyndham Worldwide Corp.                                                        2,277
                                                                                         ----------
                                                                                              3,846
                                                                                         ----------
               INTERNET RETAIL (5.1%)
    79,547     Amazon.com, Inc.*                                                             46,694
     8,618     Expedia, Inc.                                                                    871
    42,380     Netflix, Inc.*                                                                 3,892
    11,466     Priceline Group, Inc.*                                                        12,211
                                                                                         ----------
                                                                                             63,668
                                                                                         ----------
               MOVIES & ENTERTAINMENT (0.5%)
    66,300     Walt Disney Co.                                                                6,353
                                                                                         ----------
               RESTAURANTS (2.0%)
    52,788     Dunkin' Brands Group, Inc.                                                     2,078
    68,821     McDonald's Corp.                                                               8,519
   244,600     Starbucks Corp.                                                               14,864
                                                                                         ----------
                                                                                             25,461
                                                                                         ----------
               SPECIALTY STORES (0.7%)
    49,895     Ulta Salon, Cosmetics & Fragrance, Inc.*                                       9,039
                                                                                         ----------
               Total Consumer Discretionary                                                 248,872
                                                                                         ----------
               CONSUMER STAPLES (7.0%)
               -----------------------
               BREWERS (0.2%)
    16,284     Anheuser-Busch InBev N.V. ADR                                                  2,049
                                                                                         ----------
               DRUG RETAIL (1.7%)
   216,461     CVS Health Corp.                                                              20,908
                                                                                         ----------
               HOUSEHOLD PRODUCTS (0.4%)
    69,477     Colgate-Palmolive Co.                                                          4,692
                                                                                         ----------
               HYPERMARKETS & SUPER CENTERS (1.3%)
   108,422     Costco Wholesale Corp.                                                        16,385
                                                                                         ----------
               PACKAGED FOODS & MEAT (0.8%)
    37,058     Hershey Co.                                                                    3,265
   148,780     Mondelez International, Inc. "A"                                               6,413
                                                                                         ----------
                                                                                              9,678
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               PERSONAL PRODUCTS (0.5%)
    79,112     Estee Lauder Companies, Inc. "A"                                          $    6,744
                                                                                         ----------
               SOFT DRINKS (1.6%)
    30,742     Monster Beverage Corp.*                                                        4,151
   160,015     PepsiCo, Inc.                                                                 15,889
                                                                                         ----------
                                                                                             20,040
                                                                                         ----------
               TOBACCO (0.5%)
   113,975     Altria Group, Inc.                                                             6,965
                                                                                         ----------
               Total Consumer Staples                                                        87,461
                                                                                         ----------
               ENERGY (0.4%)
               -------------
               INTEGRATED OIL & GAS (0.4%)
   100,589     BP plc ADR                                                                     3,256
    26,045     Chevron Corp.                                                                  2,252
                                                                                         ----------
                                                                                              5,508
                                                                                         ----------
               Total Energy                                                                   5,508
                                                                                         ----------
               FINANCIALS (4.2%)
               -----------------
               DIVERSIFIED BANKS (0.7%)
   296,419     Bank of America Corp.                                                          4,191
    77,987     JPMorgan Chase & Co.                                                           4,640
                                                                                         ----------
                                                                                              8,831
                                                                                         ----------
               INVESTMENT BANKING & BROKERAGE (0.3%)
    24,179     Goldman Sachs Group, Inc.                                                      3,906
                                                                                         ----------
               MULTI-LINE INSURANCE (0.4%)
    82,490     American International Group, Inc.                                             4,659
                                                                                         ----------
               REITs - SPECIALIZED (1.6%)
   132,500     American Tower Corp.                                                          12,500
    29,566     Public Storage                                                                 7,497
                                                                                         ----------
                                                                                             19,997
                                                                                         ----------
               SPECIALIZED FINANCE (1.2%)
    15,317     FactSet Research Systems, Inc.                                                 2,308
    28,244     Intercontinental Exchange, Inc.                                                7,451
    67,779     Moody's Corp.                                                                  6,042
                                                                                         ----------
                                                                                             15,801
                                                                                         ----------
               Total Financials                                                              53,194
                                                                                         ----------
               HEALTH CARE (19.8%)
               -------------------
               BIOTECHNOLOGY (5.7%)
    74,250     Alexion Pharmaceuticals, Inc.*                                                10,835
   121,781     Amgen, Inc.                                                                   18,600

================================================================================

12  | USAA AGGRESSIVE GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
   198,608     Celgene Corp.*                                                            $   19,924
   211,459     Gilead Sciences, Inc.                                                         17,551
     3,470     Regeneron Pharmaceuticals, Inc.*                                               1,458
    34,838     Vertex Pharmaceuticals, Inc.*                                                  3,162
                                                                                         ----------
                                                                                             71,530
                                                                                         ----------
               HEALTH CARE DISTRIBUTORS (0.5%)
    80,184     Cardinal Health, Inc.                                                          6,525
                                                                                         ----------
               HEALTH CARE EQUIPMENT (4.2%)
    38,469     Becton, Dickinson & Co.                                                        5,592
   551,100     Boston Scientific Corp.*                                                       9,661
    25,450     C.R. Bard, Inc.                                                                4,664
    80,445     DexCom, Inc.*                                                                  5,734
    95,000     Edwards Lifesciences Corp.*                                                    7,430
   208,512     Medtronic plc                                                                 15,830
    24,405     Varian Medical Systems, Inc.*                                                  1,882
    22,340     Zimmer Biomet Holdings, Inc.                                                   2,218
                                                                                         ----------
                                                                                             53,011
                                                                                         ----------
               LIFE SCIENCES TOOLS & SERVICES (0.8%)
   152,900     Quintiles Transnational Holdings, Inc.*                                        9,301
                                                                                         ----------
               MANAGED HEALTH CARE (2.4%)
    49,758     Aetna, Inc.                                                                    5,067
    17,510     Anthem, Inc.                                                                   2,285
   197,250     UnitedHealth Group, Inc.                                                      22,715
                                                                                         ----------
                                                                                             30,067
                                                                                         ----------
               PHARMACEUTICALS (6.2%)
    52,910     Allergan plc*                                                                 15,049
   104,956     AstraZeneca plc ADR                                                            3,382
   444,216     Bristol-Myers Squibb Co.                                                      27,612
   159,008     Eli Lilly and Co.                                                             12,578
    59,086     Johnson & Johnson                                                              6,171
    94,058     Merck & Co., Inc.                                                              4,766
   206,300     Zoetis, Inc.                                                                   8,881
                                                                                         ----------
                                                                                             78,439
                                                                                         ----------
               Total Health Care                                                            248,873
                                                                                         ----------
               INDUSTRIALS (5.0%)
               ------------------
               AEROSPACE & DEFENSE (1.1%)
    39,028     Boeing Co.                                                                     4,689
    91,571     Honeywell International, Inc.                                                  9,450
                                                                                         ----------
                                                                                             14,139
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               AIRLINES (0.7%)
   196,900     Delta Air Lines, Inc.                                                     $    8,721
                                                                                         ----------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
    22,031     Rockwell Automation, Inc.                                                      2,105
                                                                                         ----------
               INDUSTRIAL CONGLOMERATES (1.9%)
   196,985     Danaher Corp.                                                                 17,069
   223,500     General Electric Co.                                                           6,504
                                                                                         ----------
                                                                                             23,573
                                                                                         ----------
               RESEARCH & CONSULTING SERVICES (1.1%)
    49,641     IHS, Inc. "A"*                                                                 5,193
    78,170     Nielsen Holdings plc                                                           3,765
    63,400     Verisk Analytics, Inc.*                                                        4,628
                                                                                         ----------
                                                                                             13,586
                                                                                         ----------
               Total Industrials                                                             62,124
                                                                                         ----------
               INFORMATION TECHNOLOGY (36.8%)
               ------------------------------
               APPLICATION SOFTWARE (3.9%)
   177,800     Adobe Systems, Inc.*                                                          15,848
   129,402     Intuit, Inc.                                                                  12,359
   207,000     Mobileye N.V.*                                                                 5,616
   233,444     salesforce.com, Inc.*                                                         15,888
                                                                                         ----------
                                                                                             49,711
                                                                                         ----------
               COMMUNICATIONS EQUIPMENT (1.1%)
   167,485     Cisco Systems, Inc.                                                            3,985
    15,252     F5 Networks, Inc.*                                                             1,430
    41,100     Palo Alto Networks, Inc.*                                                      6,144
    59,499     QUALCOMM, Inc.                                                                 2,698
                                                                                         ----------
                                                                                             14,257
                                                                                         ----------
               DATA PROCESSING & OUTSOURCED SERVICES (8.5%)
    14,940     Alliance Data Systems Corp.*                                                   2,985
   627,500     First Data Corp. "A"*                                                          8,390
    54,846     Fiserv, Inc.*                                                                  5,186
    52,353     Jack Henry & Associates, Inc.                                                  4,250
   240,430     MasterCard, Inc. "A"                                                          21,405
   122,826     Paychex, Inc.                                                                  5,878
   328,581     PayPal Holdings, Inc.*                                                        11,875
   103,082     Vantiv, Inc. "A"*                                                              4,850
   565,561     Visa, Inc. "A"                                                                42,129
                                                                                         ----------
                                                                                            106,948
                                                                                         ----------
               HOME ENTERTAINMENT SOFTWARE (0.1%)
    42,942     Activision Blizzard, Inc.                                                      1,495
                                                                                         ----------

================================================================================

14  | USAA AGGRESSIVE GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES (11.7%)
   105,569     Alibaba Group Holding Ltd. ADR*                                           $    7,076
    22,840     Alphabet, Inc. "A"*                                                           17,389
    70,684     Alphabet, Inc. "C"*                                                           52,515
    10,431     Baidu, Inc. ADR*                                                               1,703
    32,650     CoStar Group, Inc.*                                                            5,726
    85,681     eBay, Inc.*                                                                    2,010
   427,244     Facebook, Inc. "A"*                                                           47,941
    66,550     LinkedIn Corp. "A"*                                                           13,171
    10,208     Marketo, Inc.*                                                                   194
                                                                                         ----------
                                                                                            147,725
                                                                                         ----------
               IT CONSULTING & OTHER SERVICES (0.3%)
    57,930     Amdocs Ltd.                                                                    3,171
                                                                                         ----------
               SEMICONDUCTORS (2.1%)
    69,100     Avago Technologies Ltd.                                                        9,240
    37,254     Broadcom Corp. "A"                                                             2,037
    94,538     First Solar, Inc.*                                                             6,491
    99,982     Linear Technology Corp.                                                        4,272
   127,764     Maxim Integrated Products, Inc.                                                4,267
                                                                                         ----------
                                                                                             26,307
                                                                                         ----------
               SYSTEMS SOFTWARE (5.0%)
   110,573     Check Point Software Technologies Ltd.*                                        8,714
   586,005     Microsoft Corp.                                                               32,283
   451,094     Oracle Corp.                                                                  16,379
    88,200     ServiceNow, Inc.*                                                              5,487
                                                                                         ----------
                                                                                             62,863
                                                                                         ----------
               TECHNOLOGY DISTRIBUTORS (0.1%)
    28,467     CDW Corp.                                                                      1,095
                                                                                         ----------
               TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (4.0%)
   511,900     Apple, Inc.                                                                   49,828
                                                                                         ----------
               Total Information Technology                                                 463,400
                                                                                         ----------
               MATERIALS (2.3%)
               ----------------
               SPECIALTY CHEMICALS (2.3%)
    91,350     Ecolab, Inc.                                                                   9,854
    83,100     PPG Industries, Inc.                                                           7,904
    43,750     Sherwin-Williams Co.                                                          11,186
                                                                                         ----------
                                                                                             28,944
                                                                                         ----------
               Total Materials                                                               28,944
                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES      SECURITY                                                                       (000)
---------------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES (1.7%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (1.1%)
   262,965     Verizon Communications, Inc.                                              $   13,141
                                                                                         ----------
               WIRELESS TELECOMMUNICATION SERVICES (0.6%)
    78,700     SBA Communications Corp. "A"*                                                  7,813
                                                                                         ----------
               Total Telecommunication Services                                              20,954
                                                                                         ----------
               UTILITIES (0.2%)
               ----------------
               ELECTRIC UTILITIES (0.2%)
    25,592     NextEra Energy, Inc.                                                           2,859
                                                                                         ----------
               Total Common Stocks                                                        1,222,189
                                                                                         ----------
               Total Equity Securities (cost: $912,259)                                   1,222,189
                                                                                         ----------

               MONEY MARKET INSTRUMENTS (2.5%)

               MONEY MARKET FUNDS (2.5%)
31,713,158     State Street Institutional Liquid Reserves Fund Premier Class, 0.36%(a)
                 (cost: $31,713)                                                             31,713
                                                                                         ----------

               TOTAL INVESTMENTS (COST: $943,972)                                        $1,253,902
                                                                                         ==========

---------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                        (LEVEL 1)            (LEVEL 2)      (LEVEL 3)
                                    QUOTED PRICES    OTHER SIGNIFICANT    SIGNIFICANT
                                IN ACTIVE MARKETS           OBSERVABLE   UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS               INPUTS         INPUTS         TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                        $1,222,189                   $-             $-    $1,222,189

Money Market Instruments:
  Money Market Funds                       31,713                    -              -        31,713
---------------------------------------------------------------------------------------------------
Total                                  $1,253,902                   $-             $-    $1,253,902
---------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2015, through January 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

16  | USAA AGGRESSIVE GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT   Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  17

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $943,972)                         $1,253,902
   Cash                                                                                         123
   Receivables:
       Capital shares sold                                                                      399
       USAA Asset Management Company (Note 6C)                                                    9
       Dividends and interest                                                                   595
       Securities sold                                                                       22,394
                                                                                         ----------
           Total assets                                                                   1,277,422
                                                                                         ----------
LIABILITIES
   Payables:
       Securities purchased                                                                  18,159
       Capital shares redeemed                                                                  526
   Accrued management fees                                                                      492
   Accrued transfer agent's fees                                                                 25
   Other accrued expenses and payables                                                           94
                                                                                         ----------
           Total liabilities                                                                 19,296
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $1,258,126
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $  951,560
   Accumulated overdistribution of net investment income                                    (10,608)
   Accumulated net realized gain on investments                                               7,244
   Net unrealized appreciation of investments                                               309,930
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $1,258,126
                                                                                         ==========
  Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,133,253/30,971 shares outstanding)                  $    36.59
                                                                                         ==========
       Institutional Shares (net assets of $124,873/3,384 shares outstanding)            $    36.91
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

18  | USAA AGGRESSIVE GROWTH FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $7)                                        $   6,669
   Interest                                                                                      18
                                                                                          ---------
       Total income                                                                           6,687
                                                                                          ---------
EXPENSES
   Management fees                                                                            3,046
   Administration and servicing fees:
       Fund Shares                                                                            1,300
       Institutional Shares                                                                      67
   Transfer agent's fees:
       Fund Shares                                                                              973
       Institutional Shares                                                                      67
   Custody and accounting fees:
       Fund Shares                                                                              101
       Institutional Shares                                                                      10
   Postage:
       Fund Shares                                                                               58
   Shareholder reporting fees:
       Fund Shares                                                                               28
   Trustees' fees                                                                                13
   Registration fees:
       Fund Shares                                                                               31
       Institutional Shares                                                                      14
   Professional fees                                                                             57
   Other                                                                                         12
                                                                                          ---------
           Total expenses                                                                     5,777
   Expenses paid indirectly:
       Fund Shares                                                                              (19)
       Institutional Shares                                                                      (2)
                                                                                          ---------
           Net expenses                                                                       5,756
                                                                                          ---------
NET INVESTMENT INCOME                                                                           931
                                                                                          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                         28,830
   Change in net unrealized appreciation/(depreciation)                                    (143,211)
                                                                                          ---------
           Net realized and unrealized loss                                                (114,381)
                                                                                          ---------
   Decrease in net assets resulting from operations                                       $(113,450)
                                                                                          =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

---------------------------------------------------------------------------------------------------
                                                                        1/31/2016         7/31/2015
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $      931        $    4,263
   Net realized gain on investments                                        28,830            96,651
   Change in net unrealized appreciation/
       (depreciation) of investments                                     (143,211)          105,903
                                                                       ----------------------------
       Increase (decrease) in net assets resulting from operations       (113,450)          206,817
                                                                       ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                        (10,241)          (22,980)
       Institutional Shares                                                (1,324)           (3,308)
                                                                       ----------------------------
           Total distributions of net investment income                   (11,565)          (26,288)
                                                                       ----------------------------
   Net realized gains:
       Fund Shares                                                        (68,053)         (108,265)
       Institutional Shares                                                (7,384)          (13,990)
                                                                       ----------------------------
           Total distributions of net realized gains                      (75,437)         (122,255)
                                                                       ----------------------------
       Distributions to shareholders                                      (87,002)         (148,543)
                                                                       ----------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                             65,909           101,935
   Institutional Shares                                                   (18,199)           37,812
                                                                       ----------------------------
       Total net increase in net assets from
           capital share transactions                                      47,710           139,747
                                                                       ----------------------------
   Net increase (decrease) in net assets                                 (152,742)          198,021

NET ASSETS
   Beginning of period                                                  1,410,868         1,212,847
                                                                       ----------------------------
   End of period                                                       $1,258,126        $1,410,868
                                                                       ============================
Accumulated undistributed (overdistribution of)
   net investment income:
   End of period                                                       $  (10,608)       $       26
                                                                       ============================

See accompanying notes to financial statements.

================================================================================

20  | USAA AGGRESSIVE GROWTH FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Aggressive Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Aggressive Growth Fund Shares (Fund Shares) and Aggressive Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

================================================================================

22  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

        been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

24  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $19,000 and $2,000, respectively. Additionally, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    of representations and warranties that provide general indemnifications.
    The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $4,000, which represents 1.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

================================================================================

26  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $381,541,000 and $447,532,000, respectively.

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $332,310,000 and $22,380,000, respectively, resulting in net unrealized appreciation of $309,930,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                   SIX-MONTH PERIOD ENDED             YEAR ENDED
                                      JANUARY 31, 2016               JULY 31, 2015
--------------------------------------------------------------------------------------
                                   SHARES        AMOUNT          SHARES        AMOUNT
                                   ---------------------------------------------------
FUND SHARES:
Shares sold                         1,554       $ 61,913          3,059      $ 125,750
Shares issued from
  reinvested dividends              1,931         77,371          3,240        129,519
Shares redeemed                    (1,837)       (73,375)        (3,718)      (153,334)
                                   ---------------------------------------------------
Net increase from capital
  share transactions                1,648       $ 65,909          2,581      $ 101,935
                                   ===================================================
INSTITUTIONAL SHARES:
Shares sold                           173       $  6,970            999      $  42,027
Shares issued from
  reinvested dividends                216          8,707            429         17,298
Shares redeemed                      (805)       (33,876)          (516)       (21,513)
                                   ---------------------------------------------------
Net increase (decrease) from
  capital share transactions         (416)      $(18,199)           912      $  37,812
                                   ===================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the

================================================================================

28  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, which is accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $750 million of average net assets, 0.40% of that portion of average net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of average net assets over $1.5 billion. For the six-month period ended January 31, 2016, the Fund's effective annualized base fee was 0.46% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
-----------------------------------------------------------------------------
    +/- 100 to 400                                     +/- 4
    +/- 401 to 700                                     +/- 5
    +/- 701 and greater                                +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $3,046,000, which did not include any performance adjustments for the Fund Shares and Institutional Shares.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Wellington Management Company LLP (Wellington Management) and Winslow Capital Management, LLC (Winslow Capital), under which Wellington Management and Winslow Capital each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.325% on the first $300 million, 0.30% on the next $700 million, and 0.28% on assets over $1 billion of the portion of the Fund's average net assets that Wellington Management manages. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $1,002,000.

    The Manager (not the Fund) pays Winslow Capital a subadvisory fee in the annual amount of 0.40% on the first $100 million, 0.35% on the next $250 million, 0.30% on the next $250 million, and 0.25% on the next $400 million of the portion of the Fund's average net assets that Winslow Capital manages. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Winslow Capital, of $1,131,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services,

================================================================================

30  | USAA AGGRESSIVE GROWTH FUND

================================================================================

    the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.10% of average net assets of the Fund Shares and Institutional Shares, respectively. Prior to December 1, 2015, the administration and servicing fees for the Fund Shares was 0.25% of the Fund Shares' average net assets. For the six-month period ended January 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,300,000 and $67,000, respectively. At January 31, 2016, the Fund Shares recorded a receivable from the Manager of $9,000 due to the change in administration and servicing fees.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $973,000 and $67,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative                                           0.1
USAA Cornerstone Equity                                                 0.3
USAA Target Retirement Income                                           0.4
USAA Target Retirement 2020                                             1.1
USAA Target Retirement 2030                                             2.7
USAA Target Retirement 2040                                             3.3
USAA Target Retirement 2050                                             1.8
USAA Target Retirement 2060                                             0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

32  | USAA AGGRESSIVE GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                  PERIOD ENDED
                                   JANUARY 31,                         YEAR ENDED JULY 31,
                                 ---------------------------------------------------------------------------
                                       2016          2015         2014         2013        2012         2011
                                 ---------------------------------------------------------------------------
Net asset value at
  beginning of period            $    42.55    $    40.90   $    38.44   $    35.09    $  34.57   $    27.56
                                 ---------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income (loss)          .03           .79          .79          .13         .00(a)      (.01)
  Net realized and
    unrealized gain (loss)            (3.33)         5.75         5.47         6.73         .52         7.03
                                 ---------------------------------------------------------------------------
Total from investment
  operations                          (3.30)         6.54         6.26         6.86         .52         7.02
                                 ---------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.33)         (.79)        (.89)        (.08)          -         (.01)
  Realized capital gains              (2.33)        (4.10)       (2.91)       (3.43)          -            -
                                 ---------------------------------------------------------------------------
Total distributions                   (2.66)        (4.89)       (3.80)       (3.51)          -         (.01)
                                 ---------------------------------------------------------------------------
Net asset value at
  end of period                  $    36.59    $    42.55   $    40.90   $    38.44    $  35.09   $    34.57
                                 ===========================================================================
Total return (%)*                     (8.24)        16.96        16.82        21.34        1.50        25.47
Net assets at end of
  period (000)                   $1,133,253    $1,247,753   $1,093,796   $1,009,963    $878,246   $1,207,205
Ratios to average
  net assets:**
  Expenses (%)(b)                       .88(c)        .88          .93         1.08        1.08         1.02
  Net investment
    income (loss) (%)                   .12(c)        .30          .17          .40        (.01)        (.12)
Portfolio turnover (%)                   29            55           68           67          55           63

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $1,191,786,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       (.00%)(+)    (.00%)(+)    (.00%)(+)    (.01%)       (.01%)         (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                    SIX-MONTH
                                   PERIOD ENDED
                                    JANUARY 31,                        YEAR ENDED JULY 31,
                                   -------------------------------------------------------------------------
                                       2016         2015         2014         2013         2012         2011
                                   -------------------------------------------------------------------------
Net asset value at
  beginning of period              $  42.92     $  41.22     $  38.67     $  35.26     $  34.60     $  27.58
                                   -------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income                 .10          .21(a)      1.10          .30          .13          .14
  Net realized and
    unrealized gain (loss)            (3.38)        6.47(a)      5.29         6.73          .53         7.02
                                   -------------------------------------------------------------------------
Total from investment
  operations                          (3.28)        6.68(a)      6.39         7.03          .66         7.16
                                   -------------------------------------------------------------------------
Less distributions from:
  Net investment income                (.40)        (.88)        (.93)        (.19)           -         (.14)
  Realized capital gains              (2.33)       (4.10)       (2.91)       (3.43)           -            -
                                   -------------------------------------------------------------------------
Total distributions                   (2.73)       (4.98)       (3.84)       (3.62)           -         (.14)
                                   -------------------------------------------------------------------------
Net asset value at
  end of period                    $  36.91     $  42.92     $  41.22     $  38.67     $  35.26     $  34.60
                                   =========================================================================
Total return (%)*                     (8.15)       17.21        17.09        21.79         1.91        26.00
Net assets at end
  of period (000)                  $124,873     $163,115     $119,051     $165,058     $177,320     $136,837
Ratios to average
  net assets:**
  Expenses (%)(b)                       .71(d)       .68          .68          .71          .68          .58(c)
  Expenses, excluding
    reimbursements (%)(b)               .71(d)       .68          .68          .71          .68          .58
  Net investment income (%)             .31(d)       .50          .43          .78          .37          .31
Portfolio turnover (%)                   29           55           68           67           55           63

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $133,292,000.
(a) Calculated using average shares.
(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                       (.00%)(+)    (.00%)(+)    (.00%)(+)    (.00%)(+)    (.01%)(+)    (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to .61% of the Institutional
    Shares' average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

34  | USAA AGGRESSIVE GROWTH FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund

================================================================================

                                                           EXPENSE EXAMPLE |  35

================================================================================

and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                          EXPENSES PAID
                                            BEGINNING               ENDING                DURING PERIOD*
                                          ACCOUNT VALUE          ACCOUNT VALUE           AUGUST 1, 2015 -
                                          AUGUST 1, 2015        JANUARY 31, 2016         JANUARY 31, 2016
                                         -----------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00             $  917.60**                 $4.24**

Hypothetical
  (5% return before expenses)                1,000.00              1,020.71**                  4.47**

INSTITUTIONAL SHARES
Actual                                       1,000.00                918.50                    3.42

Hypothetical
  (5% return before expenses)                1,000.00              1,021.57                    3.61

 *Expenses are equal to the annualized expense ratio of 0.88% for Fund Shares and 0.71% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (8.24)% for Fund Shares and (8.15)% for Institutional Shares for the six-month period of August 1, 2015, through January 31, 2016.

**The Fund Shares' annualized expense ratio of 0.88% above reflects a change effective December 1, 2015, in the rate of the Manager's administration and servicing fees from 0.25% to 0.15%. Had the decrease been in effect for the entire six-month period of August 1, 2015, through January 31, 2016, the Fund Shares' expense ratio would have been 0.81%, net of expenses paid indirectly, and the values in the table above would be as shown below.

                                                                                          EXPENSES PAID
                                            BEGINNING               ENDING                DURING PERIOD
                                          ACCOUNT VALUE          ACCOUNT VALUE           AUGUST 1, 2015 -
                                          AUGUST 1, 2015        JANUARY 31, 2016         JANUARY 31, 2016
                                         -----------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00            $  917.90                    $3.90

Hypothetical
  (5% return before expenses)                1,000.00             1,021.06                     4.12

================================================================================

36  | USAA AGGRESSIVE GROWTH FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   23418-0316                                (C)2016, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                                           [GRAPHIC OF USAA CAPITAL GROWTH FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA CAPITAL GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JANUARY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO MAKE          [PHOTO OF BROOKS ENGLEHARDT]
HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          5

FINANCIAL INFORMATION

    Portfolio of Investments                                                11

    Notes to Portfolio of Investments                                       20

    Financial Statements                                                    21

    Notes to Financial Statements                                           24

EXPENSE EXAMPLE                                                             39

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202723-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CAPITAL GROWTH FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in equity securities that are believed to be the most attractive in the global marketplace. The Fund may invest up to 100% of its assets in foreign securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------
[PHOTO OF JOSEPH S. GIROUX]                     [PHOTO OF STEPHEN A. LANZENDORF]
 JOSEPH S. GIROUX                                STEPHEN A. LANZENDORF, CFA
 QS Batterymarch Financial                       QS Batterymarch Financial
 Management, Inc.                                Management, Inc.
--------------------------------------------------------------------------------

o PLEASE CHARACTERIZE THE PERFORMANCE OF GLOBAL STOCKS DURING THE REPORTING PERIOD.

    For the reporting period ended January 31, 2016, equities sold off in reaction to several events, including China's depreciation of its currency, the renminbi, and continued downward pressure on commodity prices. On September 17, 2015, the Federal Reserve (the Fed) announced that short-term interest rates would remain unchanged, causing investors to speculate whether global growth was weaker than anticipated. Nevertheless, global equities rebounded in October 2015, with virtually all markets in positive territory. However, global stocks declined later during the final quarter of 2015, as market volatility increased. On December 16, 2015, the Fed eventually raised short-term interest rates. The year 2016 began with many stocks hit hard amid the continued slide in oil prices, fears of a global slowdown due to China's slowing growth, and uncertainty regarding the Fed's interest rate policy going forward. Defensive market sectors held up well, with utilities and consumer staples posted positive returns.

o HOW DID THE USAA CAPITAL GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended January 31, 2016, the Fund Shares had a total return of -9.32%. This compares to returns of -10.79% for the

================================================================================

2  | USAA CAPITAL GROWTH FUND

================================================================================

    MSCI World Index (the Index) and -11.54% for the Lipper Global Funds
    Index. The Institutional Shares commenced operations on August 7, 2015, and from that time through January 31, 2016, had a total return of -9.72%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. QS Batterymarch Financial Management, Inc. (QS Batterymarch) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD.

    During the reporting period, stock selection contributed to relative performance and was especially strong within Continental Europe, led by stock selection in the financials and health care sectors. Stock selection also was positive in Japan, led by consumer discretionary stocks. Stock selection was mixed and an overall detractor within the Fund's U.S. holdings. Positive selections within the energy and industrials sectors were offset by negative results in information technology and telecommunications sectors. Stock selection was neutral in the United Kingdom but detracted from relative return in developed Asia ex-Japan. Regional and sector allocations contributed to returns. Underweight positions in the commodity-sensitive countries of Australia, New Zealand, and Canada, as well as to Continental Europe, contributed to the Fund's performance. The primary contributor to relative return at the stock level were holdings in Tyson Foods, Inc. "A", based on a reasonable valuation and attractive growth prospects. We expect that Tyson should benefit from lower feed costs and synergies

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    realized as the company proceeds with its integration of Hillshire Brands. Cameron International Corp. and Fuji Heavy Industries Ltd. also were strong contributors to the Fund's performance, due to overweight positions and above-benchmark returns. A lack of holdings in Microsoft Corp. represented the primary detractor at the individual security level. Overweight positions in Macy's, Inc. and United Therapeutics Corp. also detracted from the Fund's performance.

    Thank you for allowing us to help you with your investments needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA CAPITAL GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA CAPITAL GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USCGX)


--------------------------------------------------------------------------------
                                             1/31/16                7/31/15
--------------------------------------------------------------------------------

Net Assets                                $675.3 Million         $760.8 Million
Net Asset Value Per Share                      $9.11                 $10.16


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*            1 YEAR             5 YEARS            10 YEARS

         -9.32%                 -2.91%             7.38%              3.95%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                            5 YEARS                         10 YEARS

    3.04%                             9.09%                            5.23%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------

                                       1.23%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

              USAA CAPITAL GROWTH         MSCI WORLD            LIPPER GLOBAL
                  FUND SHARES               INDEX                FUNDS INDEX
 1/31/2006        $10,000.00              $10,000.00              $10,000.00
 2/28/2006          9,988.15                9,985.11                9,930.07
 3/31/2006         10,272.51               10,204.67               10,184.22
 4/30/2006         10,651.66               10,514.50               10,462.70
 5/31/2006         10,047.39               10,155.33               10,075.58
 6/30/2006         10,071.09               10,152.35               10,053.61
 7/31/2006         10,142.18               10,215.71               10,055.27
 8/31/2006         10,426.54               10,480.88               10,319.53
 9/30/2006         10,462.09               10,605.86               10,460.84
10/31/2006         10,876.78               10,995.12               10,795.42
11/30/2006         11,244.08               11,264.37               11,104.12
12/31/2006         11,575.30               11,493.39               11,346.51
 1/31/2007         11,750.69               11,629.07               11,521.45
 2/28/2007         11,683.23               11,568.55               11,405.26
 3/31/2007         12,007.02               11,780.32               11,634.74
 4/30/2007         12,384.77               12,299.85               12,079.66
 5/31/2007         12,870.44               12,644.49               12,452.73
 6/30/2007         12,762.51               12,546.96               12,434.62
 7/31/2007         12,600.62               12,269.09               12,183.06
 8/31/2007         12,573.64               12,259.78               12,162.56
 9/30/2007         13,464.05               12,842.80               12,658.44
10/31/2007         14,098.13               13,236.71               13,089.88
11/30/2007         13,221.21               12,695.65               12,513.79
12/31/2007         13,047.91               12,531.86               12,398.94
 1/31/2008         11,942.40               11,574.18               11,524.51
 2/29/2008         11,956.94               11,507.19               11,421.67
 3/31/2008         11,724.21               11,396.89               11,350.28
 4/30/2008         12,364.24               11,995.89               11,847.19
 5/31/2008         12,713.35               12,178.81               12,011.00
 6/30/2008         11,855.12               11,207.46               11,017.71
 7/31/2008         11,491.47               10,933.62               10,760.88
 8/31/2008         11,040.54               10,780.03               10,642.57
 9/30/2008          9,775.02                9,497.88                9,517.40
10/31/2008          7,854.93                7,697.07                7,807.24
11/30/2008          7,214.90                7,198.85                7,283.94
12/31/2008          7,374.42                7,429.81                7,591.22
 1/31/2009          6,751.23                6,778.92                7,022.65
 2/28/2009          6,113.20                6,085.04                6,424.51
 3/31/2009          6,498.99                6,543.90                6,850.88
 4/30/2009          6,944.12                7,277.99                7,496.58
 5/31/2009          7,493.12                7,937.42                8,173.81
 6/30/2009          7,433.77                7,901.61                8,157.66
 7/31/2009          8,116.31                8,570.85                8,838.85
 8/31/2009          8,353.72                8,924.44                9,190.22
 9/30/2009          8,680.15                9,280.16                9,525.72
10/31/2009          8,502.10                9,115.05                9,329.63
11/30/2009          8,873.04                9,487.52                9,692.64
12/31/2009          9,082.07                9,657.89                9,949.22
 1/31/2010          8,646.73                9,258.72                9,571.63
 2/28/2010          8,796.85                9,389.23                9,705.01
 3/31/2010          9,457.36                9,970.71               10,271.68
 4/30/2010          9,382.31                9,972.11               10,311.35
 5/31/2010          8,481.60                9,020.73                9,355.43
 6/30/2010          8,136.34                8,707.75                9,075.82
 7/31/2010          8,856.90                9,413.71                9,794.67
 8/31/2010          8,481.60                9,062.25                9,419.01
 9/30/2010          9,337.27                9,907.26               10,341.81
10/31/2010          9,772.61               10,276.56               10,755.70
11/30/2010          9,562.45               10,054.70               10,538.51
12/31/2010         10,183.39               10,793.97               11,281.32
 1/31/2011         10,319.77               11,037.83               11,441.16
 2/28/2011         10,638.01               11,424.29               11,807.38
 3/31/2011         10,653.16               11,311.63               11,831.32
 4/30/2011         11,062.31               11,792.17               12,274.17
 5/31/2011         10,804.70               11,547.54               12,009.88
 6/30/2011         10,668.31               11,364.86               11,781.69
 7/31/2011         10,471.31               11,158.79               11,515.36
 8/31/2011          9,562.08               10,372.58               10,589.90
 9/30/2011          8,622.54                9,476.69                9,502.24
10/31/2011          9,546.93               10,456.93               10,492.17
11/30/2011          9,471.16               10,201.62               10,304.34
12/31/2011          9,378.00               10,195.95               10,157.84
 1/31/2012          9,931.46               10,707.62               10,805.94
 2/29/2012         10,331.18               11,230.67               11,342.15
 3/31/2012         10,392.67               11,375.05               11,416.03
 4/30/2012         10,285.05               11,245.88               11,214.99
 5/31/2012          9,331.88               10,275.09               10,213.26
 6/30/2012          9,793.09               10,798.66               10,667.89
 7/31/2012          9,900.71               10,937.48               10,816.51
 8/31/2012         10,146.69               11,214.77               11,005.93
 9/30/2012         10,408.04               11,522.88               11,288.06
10/31/2012         10,300.43               11,445.01               11,278.82
11/30/2012         10,469.54               11,591.56               11,406.10
12/31/2012         10,712.61               11,809.56               11,773.95
 1/31/2013         11,273.97               12,411.13               12,357.97
 2/28/2013         11,367.53               12,431.62               12,332.13
 3/31/2013         11,617.02               12,723.74               12,612.88
 4/30/2013         12,038.04               13,123.47               12,971.84
 5/31/2013         12,038.04               13,128.42               13,055.55
 6/30/2013         11,788.55               12,804.93               12,767.97
 7/31/2013         12,474.66               13,479.06               13,413.26
 8/31/2013         12,053.64               13,192.16               13,132.47
 9/30/2013         12,739.74               13,851.93               13,791.18
10/31/2013         13,379.07               14,394.15               14,273.02
11/30/2013         13,690.94               14,649.95               14,539.45
12/31/2013         13,829.34               14,959.94               14,802.46
 1/31/2014         13,482.82               14,405.85               14,301.88
 2/28/2014         14,112.85               15,127.02               15,000.56
 3/31/2014         14,112.85               15,148.91               15,060.80
 4/30/2014         14,112.85               15,304.14               15,133.52
 5/31/2014         14,396.37               15,605.25               15,439.05
 6/30/2014         14,711.39               15,884.41               15,706.94
 7/31/2014         14,664.14               15,630.71               15,371.33
 8/31/2014         15,057.91               15,975.13               15,722.93
 9/30/2014         14,758.64               15,541.75               15,242.88
10/31/2014         14,916.15               15,642.29               15,345.01
11/30/2014         15,372.93               15,955.78               15,643.65
12/31/2014         15,270.33               15,698.49               15,373.87
 1/31/2015         15,174.39               15,414.04               15,179.59
 2/28/2015         16,037.84               16,317.13               16,017.38
 3/31/2015         15,877.94               16,061.71               15,843.91
 4/30/2015         16,181.75               16,438.39               16,168.99
 5/31/2015         16,373.63               16,495.02               16,260.45
 6/30/2015         16,021.85               16,111.47               15,924.93
 7/31/2015         16,245.71               16,400.67               16,091.42
 8/31/2015         15,222.36               15,315.37               15,046.45
 9/30/2015         14,790.63               14,750.47               14,489.33
10/31/2015         15,925.91               15,919.36               15,525.60
11/30/2015         15,957.89               15,840.15               15,524.90
12/31/2015         15,734.85               15,561.72               15,196.28
 1/31/2016         14,732.21               14,630.76               14,233.70

                                   [END CHART]

                       Data from 1/31/06 through 1/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund Shares to the following benchmarks:

o The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

o The unmanaged Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA CAPITAL GROWTH FUND

================================================================================

USAA CAPITAL GROWTH FUND INSTITUTIONAL SHARES* (INSTITUTIONAL SHARES) (Ticker Symbol: UICGX)


--------------------------------------------------------------------------------
                                                                      1/31/16
--------------------------------------------------------------------------------

Net Assets                                                          $4.5 Million
Net Asset Value Per Share                                               $9.10


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/16
--------------------------------------------------------------------------------
                            SINCE INCEPTION 8/07/15**

                                     -9.72%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/15
--------------------------------------------------------------------------------
                            SINCE INCEPTION 8/07/15**

                                     -3.57%


--------------------------------------------------------------------------------
                                EXPENSE RATIOS***
--------------------------------------------------------------------------------

    BEFORE REIMBURSEMENT             1.31%         AFTER REIMBURSEMENT     1.10%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The Institutional Shares commenced operations on August 7, 2015.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratios are reported in the Fund's prospectus dated December 1, 2015, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through December 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. If the total annual operating expense ratio of the Institutional Shares is lower than 1.10%, the Institutional Shares will operate at the lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2016. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       USAA CAPITAL
                       GROWTH FUND                 MSCI WORLD         LIPPER GLOBAL
                   INSTITUTIONAL SHARES              INDEX             FUNDS INDEX
 7/31/2015             $10,000.00                  $10,000.00           $10,000.00
 8/31/2015               9,323.53                    9,338.25             9,350.60
 9/30/2015               9,068.63                    8,993.82             9,004.38
10/31/2015               9,764.71                    9,706.53             9,648.38
11/30/2015               9,784.31                    9,658.23             9,647.94
12/31/2015               9,643.40                    9,488.46             9,443.72
 1/31/2016               9,028.29                    8,920.83             8,845.52

                                   [END CHART]

                       Data from 7/31/15 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Global Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the MSCI World Index and the Lipper Global Funds Index is calculated from the end of the month, July 31, 2015, while the Institutional Shares' inception date is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

8  | USAA CAPITAL GROWTH FUND

================================================================================

                          o TOP 10 HOLDINGS - 1/31/16 o
                                (% of Net Assets)

Apple, Inc. ..............................................................  2.5%
Altria Group, Inc. .......................................................  1.6%
Toyota Motor Corp. .......................................................  1.6%
Fuji Heavy Industries Ltd. ...............................................  1.5%
JPMorgan Chase & Co. .....................................................  1.5%
CVS Health Corp. .........................................................  1.3%
Intel Corp. ..............................................................  1.3%
Alaska Air Group, Inc. ...................................................  1.2%
Lowe's Companies, Inc. ...................................................  1.2%
Tyson Foods, Inc. "A" ....................................................  1.2%

                         o ASSET ALLOCATION - 1/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

FINANCIALS                                                                 18.7%
CONSUMER DISCRETIONARY                                                     14.4%
HEALTH CARE                                                                14.3%
INFORMATION TECHNOLOGY                                                     13.0%
INDUSTRIALS                                                                11.7%
CONSUMER STAPLES                                                           10.9%
ENERGY                                                                      7.0%
MATERIALS                                                                   3.9%
TELECOMMUNICATION  SERVICES                                                 3.0%
UTILITIES                                                                   2.9%
MONEY MARKET INSTRUMENTS                                                    0.2%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-19

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                        o COUNTRY ALLOCATION* - 1/31/16 o

                        [PIE CHART OF COUNTRY ALLOCATION]

UNITED STATES                                                              58.7%
JAPAN                                                                       9.5%
UNITED KINGDOM                                                              6.2%
CHINA                                                                       3.3%
NETHERLANDS                                                                 3.1%
OTHER**                                                                    19.0%

                                   [END CHART]

 *Excludes money market instruments.

**Includes countries with less than 3% of the portfolio.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA CAPITAL GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (99.8%)

              COMMON STOCKS (99.7%)

              CONSUMER DISCRETIONARY (14.4%)
              ------------------------------
              APPAREL RETAIL (0.8%)
    73,500    TJX Companies, Inc.                                                       $     5,236
                                                                                        -----------
              AUTOMOBILE MANUFACTURERS (3.5%)
   252,000    Fuji Heavy Industries Ltd.(a)                                                  10,298
   146,600    Mazda Motor Corp.(a)                                                            2,663
   174,600    Toyota Motor Corp.(a)                                                          10,545
                                                                                        -----------
                                                                                             23,506
                                                                                        -----------
              AUTOMOTIVE RETAIL (0.9%)
    23,800    O'Reilly Automotive, Inc.*                                                      6,209
                                                                                        -----------
              BROADCASTING (1.1%)
 1,964,881    ITV plc(a)                                                                      7,503
                                                                                        -----------
              CABLE & SATELLITE (1.6%)
    85,600    Comcast Corp. "A"                                                               4,769
   920,000    Sirius XM Holdings, Inc.*                                                       3,404
   100,000    Starz "A"*                                                                      2,843
                                                                                        -----------
                                                                                             11,016
                                                                                        -----------
              DEPARTMENT STORES (1.8%)
    41,500    Kohl's Corp.                                                                    2,065
   100,200    Macy's, Inc.                                                                    4,049
    61,643    Next plc(a)                                                                     6,102
                                                                                        -----------
                                                                                             12,216
                                                                                        -----------
              GENERAL MERCHANDISE STORES (0.7%)
    63,000    Target Corp.                                                                    4,562
                                                                                        -----------
              HOME IMPROVEMENT RETAIL (2.3%)
    57,900    Home Depot, Inc.                                                                7,282
   116,900    Lowe's Companies, Inc.                                                          8,377
                                                                                        -----------
                                                                                             15,659
                                                                                        -----------
              HOMEBUILDING (0.9%)
   110,200    Bellway plc(a)                                                                  4,377
    66,000    Persimmon plc(a)                                                                1,923
                                                                                        -----------
                                                                                              6,300
                                                                                        -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              MOVIES & ENTERTAINMENT (0.3%)
    47,000    Viacom, Inc. "B"                                                          $     2,145
                                                                                        -----------
              RESTAURANTS (0.5%)
    74,100    Brinker International, Inc.                                                     3,686
                                                                                        -----------
              Total Consumer Discretionary                                                   98,038
                                                                                        -----------
              CONSUMER STAPLES (10.9%)
              ------------------------
              AGRICULTURAL PRODUCTS (0.4%)
    84,300    Archer-Daniels-Midland Co.                                                      2,980
                                                                                        -----------
              BREWERS (0.8%)
    58,800    Heineken N.V.(a)                                                                5,113
                                                                                        -----------
              DRUG RETAIL (1.3%)
    90,400    CVS Health Corp.                                                                8,732
                                                                                        -----------
              FOOD RETAIL (1.9%)
   285,171    Koninklijke Ahold N.V.(a)                                                       6,473
   174,370    Kroger Co.                                                                      6,767
                                                                                        -----------
                                                                                             13,240
                                                                                        -----------
              HOUSEHOLD PRODUCTS (1.6%)
    51,900    Kimberly-Clark Corp.                                                            6,665
    49,946    Reckitt Benckiser Group plc(a)                                                  4,457
                                                                                        -----------
                                                                                             11,122
                                                                                        -----------
              HYPERMARKETS & SUPER CENTERS (0.4%)
    42,000    Wal-Mart Stores, Inc.                                                           2,787
                                                                                        -----------
              PACKAGED FOODS & MEAT (1.2%)
   147,100    Tyson Foods, Inc. "A"                                                           7,849
                                                                                        -----------
              SOFT DRINKS (1.7%)
    63,000    Dr. Pepper Snapple Group, Inc.                                                  5,912
    58,100    PepsiCo, Inc.                                                                   5,769
                                                                                        -----------
                                                                                             11,681
                                                                                        -----------
              TOBACCO (1.6%)
   174,500    Altria Group, Inc.                                                             10,664
                                                                                        -----------
              Total Consumer Staples                                                         74,168
                                                                                        -----------
              ENERGY (7.0%)
              -------------
              INTEGRATED OIL & GAS (2.1%)
    84,636    Exxon Mobil Corp.                                                               6,589
   613,881    Gazprom PAO ADR(a)                                                              2,221
   231,400    Royal Dutch Shell plc "A"(a)                                                    5,079
                                                                                        -----------
                                                                                             13,889
                                                                                        -----------

================================================================================

12  | USAA CAPITAL GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              OIL & GAS DRILLING (0.3%)
   200,000    Transocean Ltd.                                                           $     2,084
                                                                                        -----------
              OIL & GAS EQUIPMENT & SERVICES (1.1%)
    85,753    Cameron International Corp.*                                                    5,631
   343,000    Subsea 7 S.A.*(a)                                                               2,064
                                                                                        -----------
                                                                                              7,695
                                                                                        -----------
              OIL & GAS REFINING & MARKETING (3.5%)
    77,600    Marathon Petroleum Corp.                                                        3,243
   215,883    Neste Oyj(a)                                                                    6,747
    77,630    Phillips 66                                                                     6,222
   113,900    Valero Energy Corp.                                                             7,730
                                                                                        -----------
                                                                                             23,942
                                                                                        -----------
              Total Energy                                                                   47,610
                                                                                        -----------
              FINANCIALS (18.7%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
 1,623,000    Man Group PLC(a)                                                                3,807
                                                                                        -----------
              DIVERSIFIED BANKS (8.3%)
 6,260,000    Agricultural Bank of China Ltd. "H"(a)                                          2,255
   314,900    Bank of America Corp.                                                           4,453
    57,000    BNP Paribas S.A.(a)                                                             2,709
 1,627,000    BOC Hong Kong Holdings Ltd.(a)                                                  4,285
 5,021,000    China Construction Bank Corp. "H"(a)                                            3,107
 1,799,400    China Merchants Bank Co. Ltd. "H"(a)                                            3,499
 6,758,000    Industrial & Commercial Bank of China Ltd. "H"(a)                               3,544
   170,400    JPMorgan Chase & Co.                                                           10,139
 3,000,000    Lloyds Banking Group plc(a)                                                     2,814
   134,200    National Bank of Canada                                                         3,829
   422,000    Oversea-Chinese Banking Corp. Ltd.(a)                                           2,366
    92,000    Royal Bank of Canada                                                            4,764
   120,000    Societe Generale S.A.(a)                                                        4,591
   315,000    United Overseas Bank Ltd.(a)                                                    4,030
                                                                                        -----------
                                                                                             56,385
                                                                                        -----------
              LIFE & HEALTH INSURANCE (2.7%)
   357,600    Dai-Ichi Life Insurance Co., Ltd.(a)                                            4,938
 1,200,000    Legal & General Group plc(a)                                                    4,193
    79,000    Lincoln National Corp.                                                          3,117
    45,000    Prudential Financial, Inc.                                                      3,154
   107,000    Sun Life Financial, Inc.                                                        3,069
                                                                                        -----------
                                                                                             18,471
                                                                                        -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              MULTI-LINE INSURANCE (2.1%)
    97,650    Ageas(a)                                                                  $     3,962
    36,300    Allianz SE(a)                                                                   5,859
    84,500    American International Group, Inc.                                              4,772
                                                                                        -----------
                                                                                             14,593
                                                                                        -----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (1.1%)
   325,700    ORIX Corp.(a)                                                                   4,622
    87,200    Voya Financial, Inc.                                                            2,667
                                                                                        -----------
                                                                                              7,289
                                                                                        -----------
              PROPERTY & CASUALTY INSURANCE (1.3%)
    78,000    Allstate Corp.                                                                  4,727
   113,300    Tokio Marine Holdings, Inc.(a)                                                  4,054
                                                                                        -----------
                                                                                              8,781
                                                                                        -----------
              REAL ESTATE DEVELOPMENT (0.9%)
   576,000    China Overseas Land & Investment Ltd.(a)                                        1,655
 5,527,000    Country Garden Holdings Co. Ltd.(a)                                             2,118
 1,512,000    Shimao Property Holdings Ltd.(a)                                                2,148
                                                                                        -----------
                                                                                              5,921
                                                                                        -----------
              REAL ESTATE SERVICES (0.0%)
   192,000    China Overseas Property Holdings Ltd.*(a)                                          23
                                                                                        -----------
              REGIONAL BANKS (0.3%)
    93,000    Popular, Inc.                                                                   2,338
                                                                                        -----------
              REINSURANCE (1.4%)
    50,705    Hannover Rueck SE(a)                                                            5,337
    21,724    Muenchener Rueckversicherungs-Gesellschaft AG(a)                                4,161
                                                                                        -----------
                                                                                              9,498
                                                                                        -----------
              Total Financials                                                              127,106
                                                                                        -----------
              HEALTH CARE (14.3%)
              -------------------
              BIOTECHNOLOGY (4.9%)
    99,300    AbbVie, Inc.                                                                    5,452
    57,635    Actelion Ltd.(a)                                                                7,624
    35,500    Amgen, Inc.                                                                     5,422
    12,800    Biogen, Inc.*                                                                   3,495
    48,667    Gilead Sciences, Inc.                                                           4,039
    60,800    United Therapeutics Corp.*                                                      7,489
                                                                                        -----------
                                                                                             33,521
                                                                                        -----------

================================================================================

14  | USAA CAPITAL GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              HEALTH CARE DISTRIBUTORS (2.5%)
    53,000    AmerisourceBergen Corp.                                                   $     4,747
    82,450    Cardinal Health, Inc.                                                           6,709
    33,300    McKesson Corp.                                                                  5,361
                                                                                        -----------
                                                                                             16,817
                                                                                        -----------
              HEALTH CARE EQUIPMENT (1.3%)
    56,218    Edwards Lifesciences Corp.*                                                     4,397
    30,713    Teleflex, Inc.                                                                  4,167
                                                                                        -----------
                                                                                              8,564
                                                                                        -----------
              HEALTH CARE SUPPLIES (0.6%)
   100,000    Hoya Corp.(a)                                                                   3,863
                                                                                        -----------
              MANAGED HEALTH CARE (1.6%)
    54,100    Aetna, Inc.                                                                     5,510
    47,000    UnitedHealth Group, Inc.                                                        5,412
                                                                                        -----------
                                                                                             10,922
                                                                                        -----------
              PHARMACEUTICALS (3.4%)
   125,165    Novo Nordisk A/S "B"(a)                                                         6,990
   134,756    Pfizer, Inc.                                                                    4,109
    87,701    Shire plc(a)                                                                    4,919
   120,700    Teva Pharmaceutical Industries Ltd. ADR                                         7,420
                                                                                        -----------
                                                                                             23,438
                                                                                        -----------
              Total Health Care                                                              97,125
                                                                                        -----------
              INDUSTRIALS (11.7%)
              -------------------
              AEROSPACE & DEFENSE (4.7%)
    56,500    Boeing Co.                                                                      6,787
    35,500    Huntington Ingalls Industries, Inc.                                             4,540
    29,400    Lockheed Martin Corp.                                                           6,204
    39,797    Northrop Grumman Corp.                                                          7,365
    54,900    Raytheon Co.                                                                    7,040
                                                                                        -----------
                                                                                             31,936
                                                                                        -----------
              AIRLINES (1.9%)
   119,600    Alaska Air Group, Inc.                                                          8,420
    99,000    Delta Air Lines, Inc.                                                           4,384
                                                                                        -----------
                                                                                             12,804
                                                                                        -----------
              HEAVY ELECTRICAL EQUIPMENT (0.7%)
    78,000    Vestas Wind Systems A/S(a)                                                      5,092
                                                                                        -----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.5%)
    49,800    Adecco S.A.(a)                                                                  3,074
                                                                                        -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              INDUSTRIAL CONGLOMERATES (0.4%)
 2,000,000    CITIC Ltd.(a)                                                             $     2,856
                                                                                        -----------
              INDUSTRIAL MACHINERY (1.1%)
    48,800    Illinois Tool Works, Inc.                                                       4,396
    56,600    Lincoln Electric Holdings, Inc.                                                 3,013
                                                                                        -----------
                                                                                              7,409
                                                                                        -----------
              RAILROADS (2.4%)
    85,200    Canadian National Railway Co.                                                   4,619
    36,700    Central Japan Railway Co.(a)                                                    6,814
    74,300    West Japan Railway Co.(a)                                                       4,812
                                                                                        -----------
                                                                                             16,245
                                                                                        -----------
              Total Industrials                                                              79,416
                                                                                        -----------
              INFORMATION TECHNOLOGY (13.0%)
              ------------------------------
              APPLICATION SOFTWARE (1.0%)
   117,300    Aspen Technology, Inc.*                                                         3,805
   150,000    Nuance Communications, Inc.*                                                    2,645
                                                                                        -----------
                                                                                              6,450
                                                                                        -----------
              COMMUNICATIONS EQUIPMENT (2.2%)
   565,000    Brocade Communications Systems, Inc.                                            4,509
   250,000    Cisco Systems, Inc.                                                             5,947
   203,800    Juniper Networks, Inc.                                                          4,810
                                                                                        -----------
                                                                                             15,266
                                                                                        -----------
              INTERNET SOFTWARE & SERVICES (1.2%)
   187,000    eBay, Inc.*                                                                     4,387
    47,100    VeriSign, Inc.*                                                                 3,561
                                                                                        -----------
                                                                                              7,948
                                                                                        -----------
              IT CONSULTING & OTHER SERVICES (1.1%)
    64,480    Computer Sciences Corp.                                                         2,068
    64,480    CSRA, Inc.                                                                      1,727
    85,400    Leidos Holdings, Inc.                                                           3,938
                                                                                        -----------
                                                                                              7,733
                                                                                        -----------
              SEMICONDUCTORS (3.4%)
   278,000    Intel Corp.                                                                     8,623
   155,000    NVIDIA Corp.                                                                    4,540
    56,500    NXP Semiconductors N.V.*                                                        4,225
   106,800    Texas Instruments, Inc.                                                         5,653
                                                                                        -----------
                                                                                             23,041
                                                                                        -----------

================================================================================

16  | USAA CAPITAL GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (4.1%)
   179,757    Apple, Inc.                                                               $    17,497
   139,546    Hewlett Packard Enterprise Co.                                                  1,920
   139,546    HP, Inc.                                                                        1,355
    92,000    NetApp, Inc.                                                                    2,018
     5,511    Samsung Electronics Co. Ltd.(a)                                                 5,320
                                                                                        -----------
                                                                                             28,110
                                                                                        -----------
              Total Information Technology                                                   88,548
                                                                                        -----------
              MATERIALS (3.9%)
              ----------------
              COMMODITY CHEMICALS (0.4%)
    33,700    LyondellBasell Industries N.V. "A"                                              2,628
                                                                                        -----------
              DIVERSIFIED CHEMICALS (0.5%)
    80,700    Dow Chemical Co.                                                                3,389
                                                                                        -----------
              DIVERSIFIED METALS & MINING (0.3%)
    78,500    Rio Tinto plc(a)                                                                1,931
                                                                                        -----------
              PAPER PACKAGING (1.9%)
    71,280    Avery Dennison Corp.                                                            4,340
   118,400    International Paper Co.                                                         4,050
    93,800    Packaging Corp. of America                                                      4,768
                                                                                        -----------
                                                                                             13,158
                                                                                        -----------
              PAPER PRODUCTS (0.4%)
   173,000    UPM-Kymmene Oyj(a)                                                              2,815
                                                                                        -----------
              SPECIALTY CHEMICALS (0.4%)
    66,500    Novozymes A/S "B"(a)                                                            2,773
                                                                                        -----------
              Total Materials                                                                26,694
                                                                                        -----------
              TELECOMMUNICATION SERVICES (3.0%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (2.0%)
   524,050    BT Group plc(a)                                                                 3,645
 7,000,000    China Telecom Corp. Ltd. "H"(a)                                                 3,305
   189,662    Hellenic Telecommunications Organization S.A.(a)                                1,646
   117,600    Nippon Telegraph & Telephone Corp.(a)                                           5,003
                                                                                        -----------
                                                                                             13,599
                                                                                        -----------
              WIRELESS TELECOMMUNICATION SERVICES (1.0%)
   284,000    NTT DOCOMO, Inc.(a)                                                             6,336
                                                                                        -----------
              Total Telecommunication Services                                               19,935
                                                                                        -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------
                                                                                             MARKET
NUMBER                                                                                        VALUE
OF SHARES     SECURITY                                                                        (000)
---------------------------------------------------------------------------------------------------
              UTILITIES (2.8%)
              ----------------
              ELECTRIC UTILITIES (1.9%)
    59,600    Entergy Corp.                                                                $  4,207
   100,000    Korea Electric Power Corp.*(a)                                                  4,404
 1,347,600    Tenaga Nasional Berhad(a)                                                       4,412
                                                                                           --------
                                                                                             13,023
                                                                                           --------
              GAS UTILITIES (0.9%)
   135,310    Enagas S.A.(a)                                                                  3,943
    96,520    Gas Natural SDG S.A.(a)                                                         1,901
                                                                                           --------
                                                                                              5,844
                                                                                           --------
              Total Utilities                                                                18,867
                                                                                           --------
              Total Common Stocks (cost: $576,836)                                          677,507
                                                                                           --------

              PREFERRED STOCKS (0.1%)

              UTILITIES (0.1%)
              ----------------
              RENEWABLE ELECTRICITY (0.1%)
   246,800    Companhia Energetica de Sao Paulo "B"(cost: $3,200)                               814
                                                                                           --------
              Total Equity Securities (cost: $580,036)                                      678,321
                                                                                           --------

              MONEY MARKET INSTRUMENTS (0.2%)

              MONEY MARKET FUNDS (0.2%)
 1,226,254    State Street Institutional Liquid Reserves Fund Premier Class, 0.36%(b)
                (cost: $1,226)                                                                1,226
                                                                                           --------

              TOTAL INVESTMENTS (COST: $581,262)                                           $679,547
                                                                                           ========

---------------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                      (LEVEL 1)           (LEVEL 2)        (LEVEL 3)
                                  QUOTED PRICES   OTHER SIGNIFICANT      SIGNIFICANT
                              IN ACTIVE MARKETS          OBSERVABLE     UNOBSERVABLE
ASSETS                     FOR IDENTICAL ASSETS              INPUTS           INPUTS          TOTAL
---------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                        $428,387            $249,120               $-       $677,507
  Preferred Stocks                          814                   -                -            814
Money Market Instruments:
  Money Market Funds                      1,226                   -                -          1,226
---------------------------------------------------------------------------------------------------
Total                                  $430,427            $249,120               $-       $679,547
---------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

18  | USAA CAPITAL GROWTH FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

---------------------------------------------------------------------------------------------------
                                                                                             COMMON
                                                                                             STOCKS
---------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                                                 $ 1,665
Purchases                                                                                         -
Sales                                                                                             -
Transfers into Level 3                                                                            -
Transfers out of Level 3                                                                     (1,665)
Net realized gain (loss) on investments                                                           -
Change in net unrealized appreciation/(depreciation) of investments                               -
---------------------------------------------------------------------------------------------------
Balance as of January 31, 2016                                                              $     -
---------------------------------------------------------------------------------------------------

For the period of August 1, 2015, through January 31, 2016, common stocks with a fair value of $255,021,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. Common stocks with a fair value of $1,665,000 were transferred from Level 3 to Level 2 as a result of no longer being affected by the Athens stock exchange closure but rather due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 41.1% of net assets at January 31, 2016.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Securities with a value of $249,120,000, which represented 36.6% of the Fund's net assets, were classified as Level 2 at January 31, 2016, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $581,262)                           $679,547
   Cash denominated in foreign currencies (identified cost of $26)                               26
   Receivables:
       Capital shares sold                                                                      245
       USAA Asset Management Company (Note 6D)                                                    1
       Dividends and interest                                                                   761
                                                                                           --------
           Total assets                                                                     680,580
                                                                                           --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                  260
   Accrued management fees                                                                      465
   Accrued transfer agent's fees                                                                 25
   Other accrued expenses and payables                                                           63
                                                                                           --------
           Total liabilities                                                                    813
                                                                                           --------
               Net assets applicable to capital shares outstanding                          $679,767
                                                                                           ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                         $681,475
   Accumulated overdistribution of net investment income                                       (196)
   Accumulated net realized loss on investments                                             (99,765)
   Net unrealized appreciation of investments                                                98,285
   Net unrealized depreciation of foreign currency translations                                 (32)
                                                                                           --------
               Net assets applicable to capital shares outstanding                         $679,767
                                                                                           ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $675,304/74,144 shares outstanding)                      $   9.11
                                                                                           ========
       Institutional Shares (net assets of $4,463/490 shares outstanding)                  $   9.10
                                                                                           ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $205)                                       $  7,595
   Interest                                                                                       3
                                                                                           --------
       Total income                                                                           7,598
                                                                                           --------
EXPENSES
   Management fees                                                                            2,886
   Administration and servicing fees:
       Fund Shares                                                                              541
       Institutional Shares*                                                                      2
   Transfer agent's fees:
       Fund Shares                                                                              830
       Institutional Shares*                                                                      2
   Custody and accounting fees:
       Fund Shares                                                                               77
       Institutional Shares*                                                                      1
   Postage:
       Fund Shares                                                                               47
   Shareholder reporting fees:
       Fund Shares                                                                               23
   Trustees' fees                                                                                13
   Registration fees:
       Fund Shares                                                                               22
       Institutional Shares*                                                                     10
   Professional fees                                                                             50
   Other                                                                                          8
                                                                                           --------
       Total expenses                                                                         4,512
   Expenses reimbursed:
       Institutional Shares*                                                                     (8)
                                                                                           --------
           Net expenses                                                                       4,504
                                                                                           --------
NET INVESTMENT INCOME                                                                         3,094
                                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
       Investments                                                                            1,237
       Foreign currency transactions                                                            (87)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                          (75,132)
       Foreign currency translations                                                             20
                                                                                           --------
           Net realized and unrealized loss                                                 (73,962)
                                                                                           --------
   Decrease in net assets resulting from operations                                        $(70,868)
                                                                                           ========

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

22  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

---------------------------------------------------------------------------------------------------

                                                                     1/31/2016            7/31/2015
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                              $  3,094             $  7,013
   Net realized gain on investments                                      1,237               59,348
   Net realized loss on foreign currency transactions                      (87)                (168)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                     (75,132)               8,188
       Foreign currency translations                                        20                  (46)
                                                                      -----------------------------
       Increase (decrease) in net assets resulting from operations     (70,868)              74,335
                                                                      -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                      (8,090)             (10,941)
       Institutional Shares*                                               (57)                   -
                                                                      -----------------------------
       Distributions to shareholders                                    (8,147)             (10,941)
                                                                      -----------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                          (6,982)              (9,553)
   Institutional Shares*                                                 5,000                    -
                                                                      -----------------------------
       Total net decrease in net assets from capital
           share transactions                                           (1,982)              (9,553)
                                                                      -----------------------------
   Capital contribution from USAA Transfer Agency Company:
       Fund Shares                                                           -                    5
                                                                      -----------------------------
   Net increase (decrease) in net assets                               (80,997)              53,846

NET ASSETS
   Beginning of period                                                 760,764              706,918
                                                                      -----------------------------
   End of period                                                      $679,767             $760,764
                                                                      =============================
Accumulated undistributed (overdistribution of)
   net investment income:
   End of period                                                      $   (196)            $  4,857
                                                                      =============================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Capital Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation.

The Fund consists of two classes of shares: Capital Growth Fund Shares (Fund Shares), and effective August 7, 2015, a new share class designated Capital Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to

================================================================================

24  | USAA CAPITAL GROWTH FUND

================================================================================

time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

       convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

26  | USAA CAPITAL GROWTH FUND

================================================================================

    5. Repurchase agreements are valued at cost.

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain common stocks, which are valued based on methods discussed in Note 1A2.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars,

================================================================================

28  | USAA CAPITAL GROWTH FUND

================================================================================

    foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement up to $750 million. If the Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $2,000, which represents 1.0% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

================================================================================

30  | USAA CAPITAL GROWTH FUND

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At July 31, 2015, the Fund had pre-enactment capital loss carryforwards of $98,365,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $68,210,000 and $72,508,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $156,475,000 and $58,190,000, respectively, resulting in net unrealized appreciation of $98,285,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                           SIX-MONTH
                                          PERIOD ENDED                   YEAR ENDED
                                        JANUARY 31, 2016                JULY 31, 2015
  -----------------------------------------------------------------------------------------
                                    SHARES          AMOUNT          SHARES          AMOUNT
                                    -------------------------------------------------------
  FUND SHARES:
  Shares sold                        3,659         $ 35,106         84,759         $  8,624
  Shares issued from
    reinvested dividends               832            8,029         10,856            1,122
  Shares redeemed                   (5,239)         (50,117)      (105,168)         (10,764)
                                    -------------------------------------------------------
  Net decrease from
    capital share transactions        (748)        $ (6,982)        (9,553)        $ (1,018)
                                    =======================================================
  INSTITUTIONAL SHARES
  (COMMENCED ON AUGUST 7, 2015):
  Shares sold                          490         $  5,000              -         $      -
  Shares issued from
    reinvested dividends                 -                -              -                -
  Shares redeemed                        -                -              -                -
                                    -------------------------------------------------------
  Net increase from
    capital share transactions         490         $  5,000              -         $      -
                                    =======================================================

================================================================================

32  | USAA CAPITAL GROWTH FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Funds category. For the Fund Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced on August 7, 2015, and includes the performance of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Fund Shares for periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                   ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                (IN BASIS POINTS)(1)
    ---------------------------------------------------------------------------
    +/- 100 to 400                                      +/- 4
    +/- 401 to 700                                      +/- 5
    +/- 701 and greater                                 +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share classes are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2016 (and for the period from August 7, 2015, to January 31, 2016, for the Institutional Shares), the Fund incurred total management fees, paid or payable to the Manager, of $2,886,000, which included a performance adjustment for the Fund Shares and the Institutional Shares of $161,000 and less than $500, respectively. For the Fund Shares and the Institutional Shares, the performance adjustments were 0.04% and less than 0.01%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with QS Batterymarch Financial Management,

================================================================================

34  | USAA CAPITAL GROWTH FUND

================================================================================

    Inc. (QS Batterymarch), under which QS Batterymarch directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays QS Batterymarch a subadvisory fee in the annual amount of 0.25% of the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million of the Fund's average net assets that QS Batterymarch manages. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to QS Batterymarch, of $769,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2016 (and for the period from August 7, 2015, to January 31, 2016, for the Institutional Shares), the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $541,000 and $2,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $9,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through December 1, 2016, to limit the total annual operating expenses of the Institutional Shares to 1.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    terminated through December 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the period from August 7, 2015, to January 31, 2016, the Fund incurred reimbursable expenses from the Manager for the Institutional Shares of $8,000, of which $1,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended
    January 31, 2016, (and for the period from August 7, 2015, to January 31, 2016, for the Institutional Shares), the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $830,000 and $2,000, respectively.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2016, USAA and its affiliates owned 490,000 Institutional Shares, which represents 100.0% of the Institutional Shares and 0.7% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

36  | USAA CAPITAL GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                 PERIOD ENDED
                                  JANUARY 31,                        YEAR ENDED JULY 31,
                                 ----------------------------------------------------------------------------------
                                     2016           2015           2014           2013           2012          2011
                                 ----------------------------------------------------------------------------------
Net asset value at beginning
  of period                      $  10.16       $   9.31       $   8.00       $   6.44       $   6.91      $   5.90
                                 ----------------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income               .04            .12            .12            .10            .10           .08
  Net realized and unrealized
    gain (loss)                      (.98)           .88           1.28           1.56           (.48)          .99
                                 ----------------------------------------------------------------------------------
Total from investment
  operations                         (.94)          1.00           1.40           1.66           (.38)         1.07
                                 ----------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.11)          (.15)          (.09)          (.10)          (.09)         (.06)
                                 ----------------------------------------------------------------------------------
  Net asset value at end
    of period                    $   9.11       $  10.16       $   9.31       $   8.00       $   6.44      $   6.91
                                 ==================================================================================
Total return (%)*                   (9.32)         10.79          17.55          26.00          (5.45)        18.23
Net assets at end of
  period (000)                   $675,304       $760,764       $706,918       $642,927       $568,904      $683,864
Ratios to average
  net assets:**
  Expenses (%)(a)                    1.24(d)        1.23(b)        1.28           1.30           1.30          1.30
  Expenses, excluding
    reimbursements (%)(a)            1.24(d)        1.23           1.28           1.34           1.38          1.34
  Net investment income (%)           .85(d)         .95           1.41           1.40           1.43          1.31
Portfolio turnover (%)                  9             38             36(c)          83            100           113(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the six-month period ended January 31, 2016, average net assets were $716,936,000.

(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                        -              -              -           (.00%)(+)      (.00%)(+)     (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.30% of the Fund Shares' average net assets.
(c) Reflects overall decrease in purchases and sales of securities.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                          PERIOD ENDED
                                                                           JANUARY 31,
                                                                          ------------
                                                                            2016***
                                                                          ------------
Net asset value at beginning of period                                        $10.09
                                                                              ------
Income (loss) from investment operations:
 Net investment income                                                            05
 Net realized and unrealized loss                                               (.92)
                                                                              ------
Total from investment operations                                                (.87)
                                                                              ------
Less distributions from:
 Net investment income                                                          (.12)
                                                                              ------
Net asset value at end of period                                              $ 9.10
                                                                              ======
Total return (%)*                                                              (9.72)
Net assets at end of period (000)                                             $4,463
Ratios to average net assets:**
 Expenses (%)(a)                                                                1.10
 Expenses, excluding reimbursements (%)(a)                                      1.46
 Net investment income (%)(a)                                                   1.02
Portfolio turnover (%)                                                             9

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the period ended January 31, 2016, average net assets were $4,711,000.

*** Institutional Shares commenced operations on August 7, 2015.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

38  | USAA CAPITAL GROWTH FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                            BEGINNING             ENDING             DURING PERIOD**
                                          ACCOUNT VALUE        ACCOUNT VALUE         AUGUST 1, 2015-
                                          AUGUST 1, 2015      JANUARY 31, 2016       JANUARY 31, 2016
                                         -------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00             $  906.80                 $5.94

Hypothetical
  (5% return before expenses)                1,000.00              1,018.90                  6.29

INSTITUTIONAL SHARES*
Actual                                       1,000.00                902.80                  4.98

Hypothetical
  (5% return before expenses)                1,000.00              1,018.54                  5.28

   *Institutional Shares commenced operations on August 7, 2015.

  **Expenses are equal to the annualized expense ratio of 1.24% for Fund Shares and 1.10% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days for Fund Shares (to reflect the one-half-year period) or 174 days/366 days for Institutional Shares (to reflect the current period beginning with the Institutional Shares' inception date). The Fund's actual ending account values are based on its actual total returns of (9.32)% for Fund Shares for the six-month period of August 1, 2015, through January 31, 2016, and (9.72)% for Institutional Shares for the period of August 7, 2015, through January 31, 2016.

================================================================================

40  | USAA CAPITAL GROWTH FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   36843-0316                                (C)2016, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA FIRST START GROWTH FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA FIRST START GROWTH FUND
         JANUARY 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO MAKE          [PHOTO OF BROOKS ENGLEHARDT]
HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         29

    Financial Statements                                                      33

    Notes to Financial Statements                                             36

EXPENSE EXAMPLE                                                               48

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202738-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA FIRST START GROWTH FUND (THE FUND), SEEKS LONG-TERM CAPITAL GROWTH WITH REDUCED VOLATILITY OVER TIME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in equity securities when we believe the reward characteristics outweigh the risk in the market. The Fund considers equity securities to include, among others, domestic or foreign common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, preferred securities, and domestic and foreign exchange-traded funds (ETFs). To reduce the overall volatility to investors, we generally will invest between 20% and 80% of the Fund's assets in bonds and money market instruments, depending on our view of the overall direction of the stock and bond markets. To the extent the Fund invests in debt securities, it will invest primarily in investment-grade securities, but the Fund also may invest up to 10% of its net assets in below-investment grade securities, with are sometimes referred to as high yield or "junk" bonds. Although the Fund typically will invest primarily in U.S. securities, it may invest without limit in foreign securities.

In our attempt to reduce the Fund's volatility over time, the Fund at times may implement an index option-based risk management strategy. The strategy involves selling index call or corresponding ETF and purchasing put index or corresponding ETF options or put spread options against a highly correlated stock portfolio to reduce the Fund's volatility. This option strategy may not fully protect the Fund against declines in the value of its stock portfolio, and the Fund could experience a loss in both the stock and option portions of its portfolio. It could also cause the Fund to underperform. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. We expect to implement this strategy at times when we believe stocks are significantly overpriced or are at materially elevated risk of a major sell-off based on the portfolio manager's assessment of economic and market conditions.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company           Quantitative Management Associates LLC**

    ARNOLD J. ESPE, CFA                     PETER Xu, Ph.D.
    WASIF A. LATIF                          DANIEL CARLUCCI, CFA
    JOHN P. TOOHEY, CFA*                    STACIE L. MINTZ, CFA
--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The reporting period ended January 31, 2016, proved to be a challenging time for the financial markets due largely to the mounting evidence of slowing global growth. While economic conditions in the United States remained relatively firm thanks to strength in the housing and job markets, the uncertain outlook for growth overseas weighed heavily on market performance. Most notably, the continued slowdown in China's growth rate translated into a sharp drop in the prices of oil and other commodities.
    In turn, this fueled significant underperformance for the energy and materials sectors, as well as emerging-market nations whose economies are dependent on commodity exports. The persistent decline in oil prices beginning in November 2015 through January 2016 also pressured investor sentiment during the latter half of the reporting period, fueling a sharp sell-off in equities during the first two weeks of January 2016. The Federal Reserve's (the Fed) decision in December 2015 to raise interest rates for the first time in nearly a decade also contributed to the difficult backdrop for equities. Amid this environment, higher-risk asset classes generally lagged more defensive market segments by a substantial margin, leading

    *Effective January 29, 2016, John P. Toohey is a co-manager of the Fund.

    **Effective January 29, 2016, Quantitative Management Associates LLC is no longer a subadviser for the Fund.

================================================================================

2  | USAA FIRST START GROWTH FUND

================================================================================

    to significant underperformance for both domestic small-cap and emerging-market stocks.

    Slowing growth and increased investor uncertainty, while a negative for stocks, provided a boost to U.S. Treasuries. Yields fell (and prices rose), as investors sought "safe haven" assets that have the potential to hold up well even during a period of slowing growth. These gains did not extend to the performance of corporate bonds, however. Weakness in the energy and materials sectors, in combination with the prospect of declining profits for U.S. companies, led to a substantial shortfall in the performance of corporate bonds relative to U.S. Treasuries.

o HOW DID THE USAA FIRST START GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended January 31, 2016, the Fund had a total return of -7.79%. This compares to total returns of 1.33% for the Barclays U.S. Aggregate Bond Index, -11.40% for the MSCI All-Country World Index*, -7.43% for First Start Growth Composite Index**, and -7.59% for the Lipper Flexible Portfolio Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employed dedicated resources to support the research, selection, and monitoring of the Fund's former subadviser, Quantitative Management Associates LLC (QMA). The investment adviser provides day-to-day discretionary management of the Fund's assets and will continue to manage the Fund in a manner consistent with its existing investment objective and strategy.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of December 1, 2015, the MSCI All-Country World Index replaced the Barclays U.S. Aggregate Bond Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

    **The First Start Growth Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (40%), the MSCI ACWI ex USA IMI (27%), the Barclays U.S. Universal Index (28%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index (1.5%), and the Barclays U.S. Treasury -Bills (3-M) (2%).

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    As would be expected at a time of poor performance for the global stock markets, the Fund's equity allocation lost ground on an absolute basis. In addition, it slightly underperformed the broader market due to the impact of individual stock selection. However, the Fund's relative performance was helped by our decision to favor large-cap stocks over small-cap stocks. We consider small-cap stocks to be overvalued relative to large-cap stocks.

    The Fund's allocation to international equities had a negative impact on the Fund's performance, which was consistent with the poor returns of both the developed and emerging markets overseas. While these investments may hinder short-term returns, we continue to believe that a favorable longer-term outlook may be in store for both of these asset classes. We believe this to be especially true with respect to developed-market
    Europe, a view that is based primarily on relative stock valuations. Fundamental measures, such as price-to-earnings and price-to-book-value ratios, show European equities to be significantly cheaper than U.S. stocks. European earnings growth is forecast to be higher than that of the United States in 2016, and lower profit margins in Europe could potentially provide an advantage. European economic growth, while low on an absolute basis, is showing signs of a gradual improvement. The European Central Bank's monetary easing policy adds to the appeal of European equities by leading to a weaker euro, which provides an advantage to Europe's exporters over their U.S. competitors. We have a preference for emerging markets in the long run because of their higher economic growth potential and the inexpensive valuations in their equity markets.

    The Fund's fixed-income portfolio, which emphasizes corporate bonds and other credit-sensitive segments of the fixed-income market, finished the reporting period with a negative return. At a time in which the downturn in oil prices weighed on the credit outlook for energy issuers and fueled a "flight to quality" in the corporate bond market, many lower-rated investment-grade corporate bonds held in the Fund's bond

================================================================================

4  | USAA FIRST START GROWTH FUND

================================================================================

    portfolio underperformed. The Fund also holds a position in longer-term maturity U.S. Treasuries, as a hedge against market volatility, which aided performance and offset some of the weakness in corporate bonds at a time in which yields fell (as prices rose). It's also important to note that the Fund's bond allocation succeeded in providing both income and overall stability to the portfolio during a time of poor performance and above-average volatility for equities.

    We believe the financial markets could experience continued disruptions in the months ahead, as many of the issues that weighed on investor sentiment in 2015, such as slow global growth, weak commodity prices, and uncertainty regarding Fed interest rate policy, continues as we enter the new year. Still, investors investing for the long-term should keep their perspective regarding current market conditions, since the impact of shorter-term events tends to even out over time. With this as background, we believe the Fund will be well served by our continued emphasis on diversification and our preference for market segments where we see the most potential for attractive valuations.

    Thank you for allowing us to help you with your investment needs.

Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.
o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA FIRST START GROWTH FUND (THE FUND)
(Ticker Symbol: UFSGX)

--------------------------------------------------------------------------------
                                    1/31/16                     7/31/15
--------------------------------------------------------------------------------
Net Assets                       $353.3 Million              $378.4 Million
Net Asset Value Per Share            $11.66                      $13.29

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
  7/31/15-1/31/16*              1 YEAR             5 YEARS           10 YEARS
       -7.79%                    -5.23%             5.54%              3.90%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                              5 YEARS                       10 YEARS
    -2.32%                              6.64%                          4.50%

--------------------------------------------------------------------------------
                              EXPENSE RATIOS AS OF 7/31/15**
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT        1.84%       AFTER REIMBURSEMENT          1.47%

               (includes acquired fund fees and expenses of 0.09%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.38% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2016. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. If the total annual operating expense ratio of the Fund is lower than 1.38%, the Fund will operate at the lower expense ratio.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA FIRST START GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

              FIRST START GROWTH  BARCLAY U.S. AGGREGATE    LIPPER FLEXIBLE      USAA FIRST START    MSCI ALL-COUNTRY
               COMPOSITE INDEX          BOND INDEX       PORTFOLIO FUNDS INDEX      GROWTH FUND         WORLD INDEX*
 1/31/2006       $10,000.00            $10,000.00            $10,000.00             $10,000.00           $10,000.00
 2/28/2006         9,997.21             10,033.20              9,957.23               9,870.73             9,985.34
 3/31/2006        10,133.37              9,934.74             10,115.67               9,796.86            10,195.33
 4/30/2006        10,321.97              9,916.73             10,229.54               9,639.89            10,534.66
 5/31/2006        10,054.33              9,906.15              9,995.04               9,104.34            10,119.37
 6/30/2006        10,060.63              9,927.15              9,984.53               9,021.24            10,115.00
 7/31/2006        10,131.09             10,061.38             10,017.72               8,882.73            10,184.04
 8/31/2006        10,349.69             10,215.41             10,194.48               8,993.54            10,448.08
 9/30/2006        10,467.41             10,305.14             10,306.82               9,261.31            10,569.84
10/31/2006        10,771.53             10,373.30             10,578.93               9,455.22            10,966.26
11/30/2006        11,029.20             10,493.65             10,815.54               9,612.19            11,276.34
12/31/2006        11,148.82             10,432.75             10,924.06               9,710.49            11,527.94
 1/31/2007        11,263.71             10,428.47             11,053.80               9,841.08            11,642.61
 2/28/2007        11,265.59             10,589.28             11,010.63               9,738.47            11,581.32
 3/31/2007        11,402.48             10,589.60             11,114.00               9,813.10            11,813.72
 4/30/2007        11,750.72             10,646.70             11,460.70              10,120.92            12,336.84
 5/31/2007        11,987.13             10,566.01             11,718.60              10,316.81            12,704.76
 6/30/2007        11,899.43             10,534.76             11,665.44              10,186.22            12,667.44
 7/31/2007        11,740.99             10,622.63             11,547.38               9,981.00            12,474.01
 8/31/2007        11,794.02             10,752.83             11,539.54              10,036.97            12,439.49
 9/30/2007        12,220.05             10,834.40             11,994.38              10,316.81            13,107.28
10/31/2007        12,535.55             10,931.73             12,313.67              10,475.39            13,618.62
11/30/2007        12,181.58             11,128.31             12,022.18              10,158.24            13,016.49
12/31/2007        12,111.08             11,159.57             11,969.49              10,106.97            12,872.41
 1/31/2008        11,553.15             11,347.03             11,580.45               9,613.95            11,818.09
 2/29/2008        11,524.21             11,362.78             11,507.23               9,490.69            11,851.45
 3/31/2008        11,438.09             11,401.55             11,354.18               9,376.92            11,677.62
 4/30/2008        11,867.79             11,377.72             11,763.88               9,566.54            12,329.02
 5/31/2008        12,005.64             11,294.29             11,950.21               9,737.20            12,521.79
 6/30/2008        11,332.44             11,285.16             11,413.39               9,263.14            11,493.58
 7/31/2008        11,162.03             11,275.96             11,197.55               9,158.85            11,195.11
 8/31/2008        11,112.39             11,382.97             11,159.28               9,206.26            10,953.82
 9/30/2008        10,161.98             11,230.08             10,113.80               8,533.09             9,584.80
10/31/2008         8,646.74             10,965.00              8,558.50               7,328.98             7,685.57
11/30/2008         8,266.31             11,321.91              8,076.38               6,826.47             7,180.65
12/31/2008         8,563.14             11,744.32              8,376.40               6,982.60             7,440.89
 1/31/2009         8,039.54             11,640.70              8,020.93               6,570.12             6,805.15
 2/28/2009         7,462.77             11,596.76              7,479.85               6,128.19             6,138.85
 3/31/2009         7,924.27             11,757.97              7,975.44               6,462.10             6,644.51
 4/30/2009         8,619.35             11,814.19              8,614.17               7,100.45             7,428.86
 5/31/2009         9,172.11             11,899.88              9,162.71               7,679.88             8,169.06
 6/30/2009         9,175.27             11,967.56              9,012.33               7,876.29             8,123.26
 7/31/2009         9,769.20             12,160.60              9,745.79               8,298.59             8,838.34
 8/31/2009        10,068.06             12,286.51              9,983.24               8,622.67             9,154.43
 9/30/2009        10,430.07             12,415.58             10,406.55               9,064.61             9,574.39
10/31/2009        10,306.35             12,476.88             10,244.17               9,084.25             9,426.47
11/30/2009        10,669.04             12,638.41             10,681.15               9,300.31             9,814.15
12/31/2009        10,827.18             12,440.86             10,819.59               9,540.59            10,017.38
 1/31/2010        10,569.08             12,630.90             10,536.76               9,489.84             9,584.47
 2/28/2010        10,734.48             12,678.07             10,719.25               9,662.39             9,706.56
 3/31/2010        11,222.34             12,662.48             11,242.53              10,048.07            10,331.01
 4/30/2010        11,352.28             12,794.29             11,413.74              10,129.27            10,348.39
 5/31/2010        10,655.45             12,901.96             10,757.33               9,713.14             9,358.25
 6/30/2010        10,420.34             13,104.28             10,407.24               9,398.50             9,078.72
 7/31/2010        11,027.47             13,244.09             10,966.38               9,875.53             9,817.44
 8/31/2010        10,773.96             13,414.50             10,705.44               9,601.49             9,474.24
 9/30/2010        11,505.38             13,428.80             11,385.93              10,322.11            10,380.60
10/31/2010        11,827.80             13,476.61             11,761.16              10,616.45            10,755.74
11/30/2010        11,709.97             13,399.16             11,752.05              10,565.70            10,516.44
12/31/2010        12,285.67             13,254.67             12,216.43              11,045.54            11,286.56
 1/31/2011        12,437.94             13,270.09             12,471.67              11,191.01            11,463.68
 2/28/2011        12,722.80             13,303.29             12,723.47              11,544.30            11,797.49
 3/31/2011        12,747.62             13,310.64             12,781.30              11,710.56            11,785.71
 4/30/2011        13,134.24             13,479.60             13,143.84              12,053.46            12,267.89
 5/31/2011        13,010.26             13,655.51             13,029.85              11,928.77            12,004.19
 6/30/2011        12,836.13             13,615.53             12,840.08              11,772.90            11,815.04
 7/31/2011        12,745.13             13,831.59             12,736.56              11,585.87            11,622.71
 8/31/2011        12,172.53             14,033.67             12,179.11              10,879.28            10,773.66
 9/30/2011        11,386.93             14,135.75             11,361.30              10,172.70             9,756.48
10/31/2011        12,283.12             14,150.94             12,305.21              10,952.02            10,801.82
11/30/2011        12,076.46             14,138.66             12,117.01              10,848.11            10,478.47
12/31/2011        12,117.95             14,294.06             12,075.09              10,796.36            10,457.30
 1/31/2012        12,645.62             14,419.57             12,631.63              11,306.93            11,065.36
 2/29/2012        13,069.81             14,416.26             13,029.34              11,689.85            11,622.10
 3/31/2012        13,167.20             14,337.27             13,149.65              11,828.13            11,699.37
 4/30/2012        13,125.91             14,496.22             13,118.03              11,753.67            11,565.50
 5/31/2012        12,393.75             14,627.38             12,419.61              11,104.83            10,528.56
 6/30/2012        12,805.01             14,633.12             12,769.05              11,455.84            11,048.56
 7/31/2012        12,974.43             14,834.96             12,925.86              11,562.21            11,199.81
 8/31/2012        13,191.10             14,844.65             13,191.74              11,806.86            11,443.33
 9/30/2012        13,475.62             14,865.08             13,477.73              12,094.05            11,803.75
10/31/2012        13,396.78             14,894.32             13,384.74              12,104.69            11,725.08
11/30/2012        13,509.66             14,917.82             13,501.99              12,200.42            11,875.01
12/31/2012        13,706.40             14,896.58             13,686.11              12,405.16            12,143.99
 1/31/2013        14,150.83             14,792.39             14,106.53              12,839.29            12,703.44
 2/28/2013        14,202.75             14,866.53             14,120.93              12,893.55            12,701.47
 3/31/2013        14,449.74             14,878.41             14,356.40              13,164.88            12,933.70
 4/30/2013        14,739.90             15,028.96             14,554.62              13,436.21            13,303.18
 5/31/2013        14,697.85             14,760.81             14,548.20              13,447.06            13,266.69
 6/30/2013        14,360.77             14,532.48             14,213.90              13,143.17            12,878.92
 7/31/2013        14,864.13             14,552.35             14,732.82              13,631.57            13,495.46
 8/31/2013        14,613.08             14,477.96             14,498.46              13,316.83            13,214.29
 9/30/2013        15,149.93             14,615.03             15,007.91              13,718.39            13,896.83
10/31/2013        15,604.10             14,733.19             15,431.73              14,130.81            14,455.38
11/30/2013        15,760.71             14,678.02             15,578.55              14,380.43            14,660.09
12/31/2013        15,953.97             14,595.08             15,813.67              14,586.82            14,913.01
 1/31/2014        15,639.03             14,810.72             15,547.60              14,196.80            14,316.48
 2/28/2014        16,207.37             14,889.47             16,136.52              14,742.83            15,008.08
 3/31/2014        16,249.64             14,864.11             16,121.78              14,865.40            15,074.80
 4/30/2014        16,359.72             14,989.54             16,146.38              15,010.27            15,218.31
 5/31/2014        16,641.40             15,160.20             16,468.63              15,300.00            15,541.99
 6/30/2014        16,902.79             15,168.04             16,761.46              15,489.44            15,834.61
 7/31/2014        16,693.82             15,130.00             16,514.30              15,288.86            15,642.42
 8/31/2014        17,054.37             15,297.02             16,853.11              15,645.45            15,987.92
 9/30/2014        16,614.54             15,193.16             16,453.34              15,333.43            15,469.66
10/31/2014        16,811.83             15,342.49             16,554.37              15,534.01            15,578.57
11/30/2014        17,019.41             15,451.34             16,701.29              15,745.74            15,839.14
12/31/2014        16,840.36             15,465.83             16,495.99              15,593.53            15,533.51
 1/31/2015        16,744.58             15,790.10             16,477.86              15,461.98            15,290.65
 2/28/2015        17,350.77             15,641.66             16,932.88              16,035.98            16,141.90
 3/31/2015        17,215.59             15,714.26             16,739.54              15,928.36            15,891.79
 4/30/2015        17,486.87             15,657.89             16,941.62              16,000.11            16,352.88
 5/31/2015        17,510.15             15,620.17             16,977.84              16,059.90            16,331.54
 6/30/2015        17,200.78             15,449.83             16,663.23              15,737.02            15,947.07
 7/31/2015        17,305.47             15,557.25             16,749.36              15,892.48            16,085.55
 8/31/2015        16,510.34             15,534.88             16,060.23              15,079.32            14,982.87
 9/30/2015        16,138.18             15,639.96             15,658.17              14,744.49            14,440.05
10/31/2015        16,991.02             15,642.63             16,414.92              15,581.57            15,573.38
11/30/2015        16,906.68             15,601.27             16,328.56              15,545.69            15,444.78
12/31/2015        16,668.70             15,550.87             16,079.43              15,231.98            15,166.25
 1/31/2016        16,020.29             15,764.83             15,477.94              14,653.87            14,251.23

                                   [END CHART]

                        Data from 1/31/06 through 1/31/16

                    See next page for benchmark definitions.

*As of December 1, 2015, the MSCI All-Country World Index replaced the Barclays U.S. Aggregate Bond Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except the Lipper Flexible Portfolio Funds Index reflects the fees and expenses of the underlying funds included in the composite.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA First Start Growth Fund to the following benchmarks:

o The First Start Growth Composite Index is a combination of unmanaged indexes representing the Fund's model allocation, and consists of the MSCI USA Investable Market Index (IMI) (40%), the MSCI ACWI ex
    USA IMI (27%), the Barclays U.S. Universal Index (28%), the Bloomberg Commodity Index Total Return (1.5%), the MSCI U.S. Real Estate Investment Trust (REIT) Index (1.5%), and the Barclays U.S. Treasury - Bills (3-M) (2%).

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds within the Lipper Flexible Portfolio Funds category.

o The unmanaged MSCI All-Country World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

================================================================================

8  | USAA FIRST START GROWTH FUND

================================================================================

                          o TOP 10 HOLDINGS - 1/31/16 o
                                (% of Net Assets)

iShares MSCI EAFE ETF* ..................................................... 5.7%
iShares Core MSCI EAFE ETF* ................................................ 5.1%
U.S. Treasury Bond, 3.13%, 8/15/2044 ....................................... 3.2%
iShares MSCI Germany ETF* .................................................. 2.9%
iShares Core MSCI Emerging Markets ETF* .................................... 2.5%
Apple, Inc. ................................................................ 1.6%
Microsoft Corp. ............................................................ 1.6%
U.S. Treasury Bond, 3.08%, 5/15/2045 ....................................... 1.3%
U.S. Treasury Bond, 3.00%, 5/15/2045 ....................................... 1.2%
Alphabet, Inc. "C" ......................................................... 1.0%

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 11-28.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o SECTOR ALLOCATION - 1/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                            19.4%
INTERNATIONAL EXCHANGE-TRADED FUNDS*                                  17.4%
INFORMATION TECHNOLOGY                                                11.3%
GOVERNMENT                                                             9.1%
HEALTH CARE                                                            8.2%
CONSUMER DISCRETIONARY                                                 7.1%
INDUSTRIALS                                                            5.5%
CONSUMER STAPLES                                                       5.2%
ENERGY                                                                 4.0%
UTILITIES                                                              3.8%
TELECOMMUNICATION SERVICES                                             2.0%
MATERIALS                                                              1.8%
DOMESTIC EXCHANGE-TRADED FUNDS*                                        0.5%
MONEY MARKET INSTRUMENTS                                               4.4%

                             [END CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

10  | USAA FIRST START GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (72.8%)

              COMMON STOCKS (53.7%)

              CONSUMER DISCRETIONARY (7.1%)
              -----------------------------
              APPAREL RETAIL (0.7%)
     29,600   Gap, Inc.                                                                            $      732
     29,600   Ross Stores, Inc.                                                                         1,665
                                                                                                   ----------
                                                                                                        2,397
                                                                                                   ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.2%)
      4,500   Carter's, Inc.                                                                              437
      1,700   Michael Kors Holdings Ltd.*                                                                  68
      3,300   Oxford Industries, Inc.                                                                     231
                                                                                                   ----------
                                                                                                          736
                                                                                                   ----------
              AUTO PARTS & EQUIPMENT (0.1%)
      4,300   Dana Holding Corp.                                                                           51
      2,700   Visteon Corp.                                                                               181
                                                                                                   ----------
                                                                                                          232
                                                                                                   ----------
              AUTOMOBILE MANUFACTURERS (0.3%)
      8,500   Ford Motor Co.                                                                              102
     29,200   General Motors Co.                                                                          865
      4,600   Thor Industries, Inc.                                                                       241
                                                                                                   ----------
                                                                                                        1,208
                                                                                                   ----------
              AUTOMOTIVE RETAIL (0.0%)
      3,300   AutoNation, Inc.*                                                                           143
                                                                                                   ----------
              BROADCASTING (0.1%)
     12,700   Tribune Media Co. "A"                                                                       418
                                                                                                   ----------
              CABLE & SATELLITE (0.7%)
     36,500   Comcast Corp. "A"                                                                         2,033
      6,300   DISH Network Corp. "A"*                                                                     304
                                                                                                   ----------
                                                                                                        2,337
                                                                                                   ----------
              DEPARTMENT STORES (0.5%)
      6,800   Dillard's, Inc. "A"                                                                         479
     24,100   Macy's, Inc.                                                                                974
      8,800   Nordstrom, Inc.                                                                             432
                                                                                                   ----------
                                                                                                        1,885
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              DISTRIBUTORS (0.1%)
      4,100   Genuine Parts Co.                                                                    $      353
                                                                                                   ----------
              FOOTWEAR (0.2%)
      8,800   NIKE, Inc. "B"                                                                              546
      9,000   Wolverine World Wide, Inc.                                                                  152
                                                                                                   ----------
                                                                                                          698
                                                                                                   ----------
              GENERAL MERCHANDISE STORES (0.2%)
     10,300   Target Corp.                                                                                746
                                                                                                   ----------
              HOME FURNISHINGS (0.1%)
      7,400   La-Z-Boy, Inc.                                                                              159
                                                                                                   ----------
              HOME IMPROVEMENT RETAIL (0.4%)
     11,600   Home Depot, Inc.                                                                          1,459
                                                                                                   ----------
              HOMEBUILDING (0.0%)
      3,300   Meritage Homes Corp.*                                                                       109
                                                                                                   ----------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
     13,400   Extended Stay America, Inc.                                                                 171
      6,600   Marriott Vacations Worldwide Corp.                                                          326
                                                                                                   ----------
                                                                                                          497
                                                                                                   ----------
              INTERNET RETAIL (1.0%)
      5,700   Amazon.com, Inc.*                                                                         3,346
      6,400   NutriSystem, Inc.                                                                           127
                                                                                                   ----------
                                                                                                        3,473
                                                                                                   ----------
              MOVIES & ENTERTAINMENT (0.3%)
     16,200   Cinemark Holdings, Inc.                                                                     478
     11,100   Viacom, Inc. "B"                                                                            506
      2,200   Walt Disney Co.                                                                             211
                                                                                                   ----------
                                                                                                        1,195
                                                                                                   ----------
              PUBLISHING (0.4%)
     22,300   News Corp. "A"                                                                              289
     20,500   Thomson Reuters Corp.                                                                       767
     16,800   Time, Inc.                                                                                  252
                                                                                                   ----------
                                                                                                        1,308
                                                                                                   ----------
              RESTAURANTS (1.3%)
     15,100   Bloomin' Brands, Inc.                                                                       267
      1,700   Chipotle Mexican Grill, Inc.*                                                               770
     11,400   Denny's Corp.*                                                                              107
      1,900   DineEquity, Inc.                                                                            161
     18,600   McDonald's Corp.                                                                          2,302
     13,000   Yum! Brands, Inc.                                                                           941
                                                                                                   ----------
                                                                                                        4,548
                                                                                                   ----------

================================================================================

12  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              SPECIALTY STORES (0.4%)
     15,200   GNC Holdings, Inc. "A"                                                               $      426
    106,500   Staples, Inc.                                                                               950
                                                                                                   ----------
                                                                                                        1,376
                                                                                                   ----------
              Total Consumer Discretionary                                                             25,277
                                                                                                   ----------
              CONSUMER STAPLES (4.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.7%)
     35,300   Archer-Daniels-Midland Co.                                                                1,248
     17,600   Bunge Ltd.                                                                                1,091
                                                                                                   ----------
                                                                                                        2,339
                                                                                                   ----------
              FOOD RETAIL (0.5%)
     45,300   Kroger Co.                                                                                1,758
                                                                                                   ----------
              HOUSEHOLD PRODUCTS (1.3%)
     11,800   Colgate-Palmolive Co.                                                                       797
     12,800   Kimberly-Clark Corp.                                                                      1,644
     24,400   Procter & Gamble Co.                                                                      1,993
                                                                                                   ----------
                                                                                                        4,434
                                                                                                   ----------
              HYPERMARKETS & SUPER CENTERS (0.6%)
     32,800   Wal-Mart Stores, Inc.                                                                     2,177
                                                                                                   ----------
              PACKAGED FOODS & MEAT (0.3%)
     27,900   ConAgra Foods, Inc.                                                                       1,162
                                                                                                   ----------
              SOFT DRINKS (1.2%)
     43,100   Coca-Cola Co.                                                                             1,850
     24,900   PepsiCo, Inc.                                                                             2,472
                                                                                                   ----------
                                                                                                        4,322
                                                                                                   ----------
              Total Consumer Staples                                                                   16,192
                                                                                                   ----------
              ENERGY (2.9%)
              -------------
              INTEGRATED OIL & GAS (0.8%)
      9,000   Chevron Corp.                                                                               778
     26,900   Exxon Mobil Corp.                                                                         2,094
                                                                                                   ----------
                                                                                                        2,872
                                                                                                   ----------
              OIL & GAS DRILLING (0.2%)
     61,600   Ensco plc "A"                                                                               603
                                                                                                   ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
     21,500   Hess Corp.                                                                                  914
      9,400   Marathon Oil Corp.                                                                           91
                                                                                                   ----------
                                                                                                        1,005
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              OIL & GAS REFINING & MARKETING (1.5%)
     26,000   HollyFrontier Corp.                                                                  $      909
     26,100   Marathon Petroleum Corp.                                                                  1,091
     19,100   Phillips 66                                                                               1,531
     22,400   Valero Energy Corp.                                                                       1,520
      4,900   World Fuel Services Corp.                                                                   191
                                                                                                   ----------
                                                                                                        5,242
                                                                                                   ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
     22,500   Columbia Pipeline Group, Inc.                                                               417
                                                                                                   ----------
              Total Energy                                                                             10,139
                                                                                                   ----------
              FINANCIALS (8.9%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
     19,400   Franklin Resources, Inc.                                                                    672
                                                                                                   ----------
              CONSUMER FINANCE (0.5%)
      8,600   Capital One Financial Corp.                                                                 565
    100,000   Navient Corp.                                                                               956
      2,500   Nelnet, Inc. "A"                                                                             81
                                                                                                   ----------
                                                                                                        1,602
                                                                                                   ----------
              DIVERSIFIED BANKS (2.1%)
    167,700   Bank of America Corp.                                                                     2,371
     21,100   Citigroup, Inc.                                                                             898
     48,700   JPMorgan Chase & Co.                                                                      2,898
     25,100   Wells Fargo & Co.                                                                         1,261
                                                                                                   ----------
                                                                                                        7,428
                                                                                                   ----------
              INVESTMENT BANKING & BROKERAGE (0.5%)
     10,200   Goldman Sachs Group, Inc.                                                                 1,648
      4,800   Piper Jaffray Co., Inc.*                                                                    163
                                                                                                   ----------
                                                                                                        1,811
                                                                                                   ----------
              LIFE & HEALTH INSURANCE (0.4%)
     19,800   AFLAC, Inc.                                                                               1,147
      6,400   MetLife, Inc.                                                                               286
                                                                                                   ----------
                                                                                                        1,433
                                                                                                   ----------
              MULTI-LINE INSURANCE (0.2%)
     12,400   American Financial Group, Inc.                                                              880
                                                                                                   ----------
              MULTI-SECTOR HOLDINGS (1.0%)
     26,300   Berkshire Hathaway, Inc. "B"*                                                             3,413
                                                                                                   ----------
              PROPERTY & CASUALTY INSURANCE (0.7%)
     13,000   Allstate Corp.                                                                              788

================================================================================

14  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
     28,600   Old Republic International Corp.                                                     $      517
      9,300   Travelers Companies, Inc.                                                                   995
                                                                                                   ----------
                                                                                                        2,300
                                                                                                   ----------
              REAL ESTATE SERVICES (0.5%)
     23,000   CBRE Group, Inc. "A"*                                                                       644
      7,100   Jones Lang LaSalle, Inc.                                                                    999
                                                                                                   ----------
                                                                                                        1,643
                                                                                                   ----------
              REGIONAL BANKS (0.5%)
      7,400   PNC Financial Services Group, Inc.                                                          641
     16,600   Regions Financial Corp.                                                                     135
     30,200   SunTrust Banks, Inc.                                                                      1,105
                                                                                                   ----------
                                                                                                        1,881
                                                                                                   ----------
              REITs - DIVERSIFIED (0.2%)
      5,600   American Assets Trust, Inc.                                                                 209
     60,400   Lexington Realty Trust                                                                      443
      3,500   WP Carey, Inc.                                                                              204
                                                                                                   ----------
                                                                                                          856
                                                                                                   ----------
              REITs - HOTEL & RESORT (0.4%)
     15,500   Ashford Hospitality Trust, Inc.                                                              86
     30,200   Hospitality Properties Trust                                                                713
      9,000   RLJ Lodging Trust                                                                           165
      1,900   Ryman Hospitality Properties, Inc.                                                           89
     10,800   Summit Hotel Properties, Inc.                                                               110
     15,775   Sunstone Hotel Investors, Inc.                                                              187
      8,900   Xenia Hotels & Resorts, Inc.                                                                130
                                                                                                   ----------
                                                                                                        1,480
                                                                                                   ----------
              REITs - INDUSTRIAL (0.4%)
     31,400   ProLogis, Inc.                                                                            1,239
                                                                                                   ----------
              REITs - MORTGAGE (0.6%)
      5,500   AG Mortgage Investment Trust, Inc.                                                           65
    110,000   Annaly Capital Management, Inc.                                                           1,045
     22,800   Invesco Mortgage Capital                                                                    258
     41,400   Starwood Property Trust, Inc.                                                               788
                                                                                                   ----------
                                                                                                        2,156
                                                                                                   ----------
              REITs - OFFICE (0.0%)
     15,700   Franklin Street Properties Corp.                                                            153
                                                                                                   ----------
              REITs - RETAIL (0.4%)
     36,200   CBL & Associates Properties, Inc.                                                           389
      5,800   Simon Property Group, Inc.                                                                1,081
                                                                                                   ----------
                                                                                                        1,470
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              REITs - SPECIALIZED (0.1%)
     11,600   Geo Group, Inc.                                                                      $      343
                                                                                                   ----------
              SPECIALIZED FINANCE (0.2%)
      9,500   McGraw Hill Financial, Inc.                                                                 808
                                                                                                   ----------
              Total Financials                                                                         31,568
                                                                                                   ----------
              HEALTH CARE (8.2%)
              ------------------
              BIOTECHNOLOGY (2.2%)
     14,100   Amgen, Inc.                                                                               2,154
      5,100   Baxalta, Inc.                                                                               204
      5,500   Biogen, Inc.*                                                                             1,502
     10,400   Celgene Corp.*                                                                            1,043
     21,800   Gilead Sciences, Inc.                                                                     1,809
      2,700   Regeneron Pharmaceuticals, Inc.*                                                          1,134
                                                                                                   ----------
                                                                                                        7,846
                                                                                                   ----------
              HEALTH CARE DISTRIBUTORS (0.4%)
      7,900   McKesson Corp.                                                                            1,272
                                                                                                   ----------
              HEALTH CARE EQUIPMENT (1.6%)
     33,700   Abbott Laboratories                                                                       1,276
     29,500   Baxter International, Inc.                                                                1,080
      5,900   C.R. Bard, Inc.                                                                           1,081
      3,900   Edwards Lifesciences Corp.*                                                                 305
     17,100   Hologic, Inc.*                                                                              580
     14,300   Stryker Corp.                                                                             1,418
                                                                                                   ----------
                                                                                                        5,740
                                                                                                   ----------
              HEALTH CARE SERVICES (0.3%)
     12,600   Express Scripts Holdings Co.*                                                               906
                                                                                                   ----------
              LIFE SCIENCES TOOLS & SERVICES (0.4%)
     11,900   Thermo Fisher Scientific, Inc.                                                            1,571
                                                                                                   ----------
              MANAGED HEALTH CARE (0.5%)
      2,000   Aetna, Inc.                                                                                 204
      5,800   Anthem, Inc.                                                                                757
      2,500   Cigna Corp.                                                                                 334
      1,800   Magellan Health, Inc.*                                                                      102
      2,200   UnitedHealth Group, Inc.                                                                    253
                                                                                                   ----------
                                                                                                        1,650
                                                                                                   ----------
              PHARMACEUTICALS (2.8%)
     22,500   Bristol-Myers Squibb Co.                                                                  1,399
      6,300   Jazz Pharmaceuticals plc*                                                                   811
     26,500   Johnson & Johnson                                                                         2,768
     11,300   Mallinckrodt plc*                                                                           657

================================================================================

16  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
     32,900   Merck & Co., Inc.                                                                    $    1,667
     77,900   Pfizer, Inc.                                                                              2,375
      2,900   Prestige Brands Holdings, Inc.*                                                             135
      5,800   Sucampo Pharmaceuticals, Inc. "A"*                                                           37
                                                                                                   ----------
                                                                                                        9,885
                                                                                                   ----------
              Total Health Care                                                                        28,870
                                                                                                   ----------
              INDUSTRIALS (5.3%)
              ------------------
              AEROSPACE & DEFENSE (1.6%)
     10,700   General Dynamics Corp.                                                                    1,431
      9,500   Huntington Ingalls Industries, Inc.                                                       1,215
      7,500   Lockheed Martin Corp.                                                                     1,582
      1,200   Moog, Inc. "A"*                                                                              56
      4,500   Raytheon Co.                                                                                577
      8,200   United Technologies Corp.                                                                   719
                                                                                                   ----------
                                                                                                        5,580
                                                                                                   ----------
              AIR FREIGHT & LOGISTICS (0.4%)
     10,000   FedEx Corp.                                                                               1,329
                                                                                                   ----------
              AIRLINES (0.7%)
     18,800   Delta Air Lines, Inc.                                                                       833
     37,200   Southwest Airlines Co.                                                                    1,399
      6,100   United Continental Holdings, Inc.*                                                          295
                                                                                                   ----------
                                                                                                        2,527
                                                                                                   ----------
              BUILDING PRODUCTS (0.4%)
      3,800   American Woodmark Corp.*                                                                    262
      8,100   Continental Building Products, Inc.*                                                        121
     38,900   Masco Corp.                                                                               1,026
      1,200   Universal Forest Products, Inc.                                                              83
                                                                                                   ----------
                                                                                                        1,492
                                                                                                   ----------
              CONSTRUCTION & ENGINEERING (0.2%)
      5,900   EMCOR Group, Inc.                                                                           270
     18,500   KBR, Inc.                                                                                   264
     10,500   MasTec, Inc.*                                                                               162
                                                                                                   ----------
                                                                                                          696
                                                                                                   ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.3%)
     16,900   Meritor, Inc.*                                                                              115
     37,800   Trinity Industries, Inc.                                                                    810
     18,600   Wabash National Corp.*                                                                      206
                                                                                                   ----------
                                                                                                        1,131
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
      1,200   Acuity Brands, Inc.                                                                  $      243
      1,400   Regal-Beloit Corp.                                                                           79
                                                                                                   ----------
                                                                                                          322
                                                                                                   ----------
              HEAVY ELECTRICAL EQUIPMENT (0.0%)
      3,800   Babcock & Wilcox Enterprises, Inc.*                                                          78
                                                                                                   ----------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.2%)
     12,100   Robert Half International, Inc.                                                             530
                                                                                                   ----------
              INDUSTRIAL CONGLOMERATES (1.1%)
     13,200   3M Co.                                                                                    1,993
      6,200   Carlisle Companies, Inc.                                                                    519
     27,046   General Electric Co.                                                                        787
      2,200   Roper Industries, Inc.                                                                      387
                                                                                                   ----------
                                                                                                        3,686
                                                                                                   ----------
              INDUSTRIAL MACHINERY (0.1%)
      8,700   Colfax Corp.*                                                                               192
     11,100   Rexnord Corp.*                                                                              182
      7,500   SPX Corp.                                                                                    70
                                                                                                   ----------
                                                                                                          444
                                                                                                   ----------
              MARINE (0.1%)
      7,800   Matson, Inc.                                                                                315
                                                                                                   ----------
              OFFICE SERVICES & SUPPLIES (0.0%)
      5,600   West Corp.                                                                                  101
                                                                                                   ----------
              RAILROADS (0.1%)
      2,800   Union Pacific Corp.                                                                         202
                                                                                                   ----------
              SECURITY & ALARM SERVICES (0.0%)
      3,400   Brink's Co.                                                                                 100
                                                                                                   ----------
              TRADING COMPANIES & DISTRIBUTORS (0.0%)
      3,500   WESCO International, Inc.*                                                                  141
                                                                                                   ----------
              Total Industrials                                                                        18,674
                                                                                                   ----------
              INFORMATION TECHNOLOGY (11.3%)
              ------------------------------
              APPLICATION SOFTWARE (0.9%)
     11,500   Citrix Systems, Inc.*                                                                       810
     12,300   Intuit, Inc.                                                                              1,175
     10,900   Manhattan Associates, Inc.*                                                                 628
      7,800   Nuance Communications, Inc.*                                                                138
      7,300   Synopsys, Inc.*                                                                             313
                                                                                                   ----------
                                                                                                        3,064
                                                                                                   ----------
              COMMUNICATIONS EQUIPMENT (1.1%)
     17,100   Brocade Communications Systems, Inc.                                                        136

================================================================================

18  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
     86,700   Cisco Systems, Inc.                                                                  $    2,063
     41,600   Juniper Networks, Inc.                                                                      982
     14,300   QUALCOMM, Inc.                                                                              648
                                                                                                   ----------
                                                                                                        3,829
                                                                                                   ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.3%)
      7,400   DST Systems, Inc.                                                                           780
     14,800   Fiserv, Inc.*                                                                             1,400
      2,900   MasterCard, Inc. "A"                                                                        258
      1,600   Syntel, Inc.*                                                                                76
     29,500   Visa, Inc. "A"                                                                            2,197
                                                                                                   ----------
                                                                                                        4,711
                                                                                                   ----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
     10,000   Sanmina Corp.*                                                                              187
                                                                                                   ----------
              INTERNET SOFTWARE & SERVICES (2.2%)
      2,890   Alphabet, Inc. "A"*                                                                       2,200
      4,802   Alphabet, Inc. "C"*                                                                       3,568
     48,700   eBay, Inc.*                                                                               1,143
      9,100   Facebook, Inc."A"*                                                                        1,021
                                                                                                   ----------
                                                                                                        7,932
                                                                                                   ----------
              IT CONSULTING & OTHER SERVICES (0.3%)
      4,700   Computer Sciences Corp.                                                                     151
      5,200   CSRA, Inc.                                                                                  139
      6,500   International Business Machines Corp.                                                       811
                                                                                                   ----------
                                                                                                        1,101
                                                                                                   ----------
              SEMICONDUCTOR EQUIPMENT (0.1%)
      7,900   Tessera Technologies, Inc.                                                                  228
                                                                                                   ----------
              SEMICONDUCTORS (1.2%)
     22,600   Integrated Device Technology, Inc.*                                                         576
     68,600   Intel Corp.                                                                               2,128
     28,200   Texas Instruments, Inc.                                                                   1,492
                                                                                                   ----------
                                                                                                        4,196
                                                                                                   ----------
              SYSTEMS SOFTWARE (2.0%)
    103,900   Microsoft Corp.                                                                           5,724
     32,900   Oracle Corp.                                                                              1,195
     11,000   Symantec Corp.                                                                              218
                                                                                                   ----------
                                                                                                        7,137
                                                                                                   ----------
              TECHNOLOGY DISTRIBUTORS (0.1%)
     14,800   CDW Corp.                                                                                   569
                                                                                                   ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.0%)
     59,260   Apple, Inc.                                                                               5,768

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
      4,100   EMC Corp.                                                                            $      102
     53,400   Hewlett Packard Enterprise Co.                                                              735
     53,400   HP, Inc.                                                                                    518
                                                                                                   ----------
                                                                                                        7,123
                                                                                                   ----------
              Total Information Technology                                                             40,077
                                                                                                   ----------
              MATERIALS (1.3%)
              ----------------
              COMMODITY CHEMICALS (0.7%)
     10,000   Cabot Corp.                                                                                 404
     16,200   LyondellBasell Industries N.V. "A"                                                        1,263
     14,300   Westlake Chemical Corp.                                                                     650
                                                                                                   ----------
                                                                                                        2,317
                                                                                                   ----------
              CONSTRUCTION MATERIALS (0.1%)
     13,100   Headwaters, Inc.*                                                                           209
                                                                                                   ----------
              DIVERSIFIED CHEMICALS (0.0%)
     18,400   Huntsman Corp.                                                                              159
                                                                                                   ----------
              FOREST PRODUCTS (0.0%)
      7,000   Boise Cascade Co.*                                                                          145
                                                                                                   ----------
              GOLD (0.0%)
     19,672   Hycroft Mining Corp., acquired 6/09/2015; cost $620*(a),(b)                                   6
                                                                                                   ----------
              METAL & GLASS CONTAINERS (0.1%)
      4,000   Crown Holdings, Inc.*                                                                       183
                                                                                                   ----------
              PAPER PACKAGING (0.2%)
     23,600   International Paper Co.                                                                     807
                                                                                                   ----------
              SPECIALTY CHEMICALS (0.0%)
      3,100   Minerals Technologies, Inc.                                                                 127
                                                                                                   ----------
              STEEL (0.2%)
     32,200   Steel Dynamics, Inc.                                                                        591
      2,900   Worthington Industries, Inc.                                                                 89
                                                                                                   ----------
                                                                                                          680
                                                                                                   ----------
              Total Materials                                                                           4,633
                                                                                                   ----------
              TELECOMMUNICATION SERVICES (1.8%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.1%)
      7,200   Inteliquent, Inc.                                                                           124
                                                                                                   ----------
              INTEGRATED TELECOMMUNICATION SERVICES (1.7%)
     81,066   AT&T, Inc.                                                                                2,923
     63,300   Verizon Communications, Inc.                                                              3,163
                                                                                                   ----------
                                                                                                        6,086
                                                                                                   ----------
              Total Telecommunication Services                                                          6,210
                                                                                                   ----------

================================================================================

20  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              UTILITIES (2.3%)
              ----------------
              ELECTRIC UTILITIES (1.2%)
     10,800   Entergy Corp.                                                                        $      762
     47,200   Exelon Corp.                                                                              1,396
     21,900   FirstEnergy Corp.                                                                           724
     38,900   PPL Corp.                                                                                 1,364
                                                                                                   ----------
                                                                                                        4,246
                                                                                                   ----------
              GAS UTILITIES (0.2%)
     19,500   UGI Corp.                                                                                   663
                                                                                                   ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
     23,200   AES Corp.                                                                                   220
     70,300   NRG Energy, Inc.                                                                            748
                                                                                                   ----------
                                                                                                          968
                                                                                                   ----------
              MULTI-UTILITIES (0.6%)
     32,000   Public Service Enterprise Group, Inc.                                                     1,322
      8,200   Sempra Energy                                                                               777
                                                                                                   ----------
                                                                                                        2,099
                                                                                                   ----------
              Total Utilities                                                                           7,976
                                                                                                   ----------
              Total Common Stocks (cost: $178,620)                                                    189,616
                                                                                                   ----------
              PREFERRED STOCKS (1.2%)

              CONSUMER STAPLES (0.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.6%)
     40,000   CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                              1,132
     10,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(c)                1,067
                                                                                                   ----------
                                                                                                        2,199
                                                                                                   ----------
              Total Consumer Staples                                                                    2,199
                                                                                                   ----------
              ENERGY (0.1%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
        800   Chesapeake Energy Corp., 5.75%, perpetual(c)                                                123
                                                                                                   ----------
              FINANCIALS (0.5%)
              -----------------
              LIFE & HEALTH INSURANCE (0.2%)
     28,000   Delphi Financial Group, Inc., 7.38%, cumulative redeemable                                  694
                                                                                                   ----------
              REGIONAL BANKS (0.1%)
        500   M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                     511
                                                                                                   ----------
              REINSURANCE (0.0%)
        500   American Overseas Group Ltd., 7.50%, non-cumulative,
               acquired 3/09/2007; cost $526*(a),(b)                                                      125
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              REITs - OFFICE (0.2%)
     20,000   Equity Commonwealth, Series E, 7.25%, cumulative
               redeemable, perpetual                                                               $      515
                                                                                                   ----------
              Total Financials                                                                          1,845
                                                                                                   ----------
              Total Preferred Stocks (cost: $4,640)                                                     4,167
                                                                                                   ----------
              EXCHANGE-TRADED FUNDS (17.9%)
              -----------------------------
              DOMESTIC EXCHANGE-TRADED FUNDS (0.5%)
     16,200   iShares Russell 1000 ETF                                                                  1,736
                                                                                                   ----------
              INTERNATIONAL EXCHANGE-TRADED FUNDS (17.4%)
     29,398   EGShares Emerging Markets Consumer ETF                                                      604
    356,000   iShares Core MSCI EAFE ETF                                                               18,256
    233,824   iShares Core MSCI Emerging Markets ETF                                                    8,731
    366,771   iShares MSCI EAFE ETF                                                                    20,348
    420,976   iShares MSCI Germany ETF                                                                 10,242
     17,870   iShares MSCI Turkey ETF                                                                     665
    110,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                          1,457
     20,334   WisdomTree Emerging Markets SmallCap Dividend Fund                                          675
     36,637   WisdomTree India Earnings Fund                                                              681
                                                                                                   ----------
              Total International Exchange-Traded Funds                                                61,659
                                                                                                   ----------
              Total Exchange-Traded Funds (cost: $70,777)                                              63,395
                                                                                                   ----------
              Total Equity Securities (cost: $254,037)                                                257,178
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON
(000)                                                                  RATE        MATURITY
-------------------------------------------------------------------------------------------------------------
              BONDS (22.5%)

              CORPORATE OBLIGATIONS (7.6%)

              ENERGY (1.0%)
              -------------
              OIL & GAS DRILLING (0.1%)
$       782   Schahin II Finance Co. SPV Ltd.(c),(d)                   5.88%       9/25/2023              160
                                                                                                   ----------
             OIL & GAS EXPLORATION & PRODUCTION (0.1%)
        500   Newfield Exploration Co.                                 5.38        1/01/2026              405
                                                                                                   ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.8%)
        800   DCP Midstream, LLC(c)                                    5.85        5/21/2043              460
      1,000   Enbridge Energy Partners, LP                             8.05       10/01/2077              708
      1,000   Energy Transfer Partners, LP                             3.35(e)    11/01/2066              590

================================================================================

22  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
  $  1,000    Enterprise Products Operating, LLC                       7.00%       6/01/2067       $      802
       500    TEPPCO Partners, LP                                      7.00        6/01/2067              394
                                                                                                   ----------
                                                                                                        2,954
                                                                                                   ----------
              Total Energy                                                                              3,519
                                                                                                   ----------
              FINANCIALS (4.9%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
        900   Prospect Capital Corp.                                   5.00        7/15/2019              905
                                                                                                   ----------
              DIVERSIFIED BANKS (0.2%)
      1,000   JPMorgan Chase Capital XIII                              1.55(e)     9/30/2034              841
                                                                                                   ----------
              LIFE & HEALTH INSURANCE (0.7%)
        800   Lincoln National Corp.                                   7.00(e)     5/17/2066              598
        200   Lincoln National Corp.                                   6.05        4/20/2067              146
      1,000   Prudential Financial, Inc.                               5.63        6/15/2043            1,012
      1,000   StanCorp Financial Group, Inc.                           6.90        6/01/2067              815
                                                                                                   ----------
                                                                                                        2,571
                                                                                                   ----------
              MULTI-LINE INSURANCE (0.6%)
      1,000   Genworth Holdings, Inc.                                  6.15       11/15/2066              270
      1,000   Glen Meadow Pass-Through Trust(c)                        6.51        2/12/2067              772
      1,000   Nationwide Mutual Insurance Co.(c)                       2.80(e)    12/15/2024              970
                                                                                                   ----------
                                                                                                        2,012
                                                                                                   ----------
              PROPERTY & CASUALTY INSURANCE (1.8%)
      1,000   Allstate Corp.                                           5.75        8/15/2053            1,021
      1,000   AmTrust Financial Services, Inc.                         6.13        8/15/2023            1,068
      1,000   HSB Group, Inc.(b)                                       1.53(e)     7/15/2027              750
        750   Ironshore Holdings, Inc.(c)                              8.50        5/15/2020              872
      1,300   Oil Insurance Ltd.(c)                                    3.59(e)             -(f)         1,157
        500   Progressive Corp.                                        6.70        6/15/2067              500
      1,000   Travelers Companies, Inc.                                6.25        3/15/2067              995
                                                                                                   ----------
                                                                                                        6,363
                                                                                                   ----------
              REGIONAL BANKS (1.1%)
        500   Compass Bank                                             3.88        4/10/2025              464
      1,000   Cullen/Frost Capital Trust II                            1.96(e)     3/01/2034              880
      1,000   KeyCorp Capital I                                        1.35(e)     7/01/2028              824
      1,000   Manufacturers & Traders Trust Co.                        5.63       12/01/2021              982
      1,000   SunTrust Capital I                                       1.03(e)     5/15/2027              808
                                                                                                   ----------
                                                                                                        3,958
                                                                                                   ----------
              REINSURANCE (0.2%)
        500   Alterra USA Holdings Ltd.(c)                             7.20        4/14/2017              526
                                                                                                   ----------
              Total Financials                                                                         17,176
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (0.2%)
              ------------------
              AEROSPACE & DEFENSE (0.2%)
  $     750   Constellis Holdings, LLC & Constellis Finance Corp.(c)   9.75%       5/15/2020       $      577
                                                                                                   ----------
              MATERIALS (0.1%)
              ----------------
              DIVERSIFIED METALS & MINING (0.1%)
      1,000   Freeport-McMoRan, Inc.                                   5.45        3/15/2043              399
                                                                                                   ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
        900   Frontier Communications Corp.(c)                        11.00        9/15/2025              871
                                                                                                   ----------
              UTILITIES (1.2%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
        983   NextEra Energy Capital Holdings, Inc.                    6.65        6/15/2067              739
      1,000   PPL Capital Funding, Inc.                                6.70        3/30/2067              770
                                                                                                   ----------
                                                                                                        1,509
                                                                                                   ----------
              MULTI-UTILITIES (0.8%)
      1,000   Dominion Resources, Inc.                                 7.50(e)     6/30/2066              839
        770   Integrys Holding, Inc.                                   6.11       12/01/2066              562
      1,000   Puget Sound Energy, Inc.                                 6.97        6/01/2067              767
        975   WEC Energy Group, Inc.                                   6.25        5/15/2067              707
                                                                                                   ----------
                                                                                                        2,875
                                                                                                   ----------
              Total Utilities                                                                           4,384
                                                                                                   ----------
              Total Corporate Obligations (cost: $29,453)                                              26,926
                                                                                                   ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (1.3%)

              FINANCIALS (0.6%)
              -----------------
              DIVERSIFIED BANKS (0.0%)
        500   LBI hf, acquired 10/12/2007; cost $500(a),(b),(c),(d)    7.43                -(f)             -
                                                                                                   ----------
              LIFE & HEALTH INSURANCE (0.3%)
      1,000   Great-West Life & Annuity Insurance Capital, LP(c)       7.15(e)     5/16/2046            1,002
                                                                                                   ----------
              PROPERTY & CASUALTY INSURANCE (0.1%)
        250   QBE Capital Funding III Ltd.(c)                          7.25        5/24/2041              276
                                                                                                   ----------
              REGIONAL BANKS (0.0%)
      1,000   Glitnir Banki hf, acquired 9/11/2006-10/18/2006;
               cost $1,017(a),(b),(c),(d)                              7.45                -(f)             -
                                                                                                   ----------
              REINSURANCE (0.2%)
        804   Swiss Re Capital I, LP(c)                                6.85(e)             -(f)           813
                                                                                                   ----------
              Total Financials                                                                          2,091
                                                                                                   ----------

================================================================================

24  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              MATERIALS (0.4%)
              ----------------
              COMMODITY CHEMICALS (0.2%)
    $ 1,000   Braskem Finance Ltd.                                     6.45%       2/03/2024       $      883
                                                                                                   ----------
              GOLD (0.2%)
      1,000   Kinross Gold Corp.                                       5.95        3/15/2024              625
                                                                                                   ----------
              Total Materials                                                                           1,508
                                                                                                   ----------
              UTILITIES (0.3%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
        650   Electricite De France S.A.(c)                            5.25                -(f)           585
        500   Enel S.p.A.(c)                                           8.75        9/24/2073              551
                                                                                                   ----------
                                                                                                        1,136
                                                                                                   ----------
              Total Utilities                                                                           1,136
                                                                                                   ----------
              Total Eurodollar and Yankee Obligations (cost: $6,608)                                    4,735
                                                                                                   ----------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)

              FINANCIALS (0.2%)
              -----------------
        864   Structured Asset Mortgage Investments, Inc.
              (cost: $796)                                             0.93(e)     7/19/2035              793
                                                                                                   ----------
              COMMERCIAL MORTGAGE SECURITIES (4.3%)

              FINANCIALS (4.3%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (4.3%)
        500   Banc of America Commercial Mortgage, Inc.                6.05        5/10/2045              500
        355   Banc of America Commercial Mortgage, Inc.                5.58        9/10/2047              355
        500   Banc of America Commercial Mortgage, Inc.                6.47        2/10/2051              517
      1,000   Bear Stearns Commercial Mortgage Securities, Inc.(c)     5.66        9/11/2041              995
         44   Bear Stearns Commercial Mortgage Securities, Inc.        4.99        9/11/2042               44
        530   Citigroup Commercial Mortgage Trust                      6.03        3/15/2049              528
        500   Commercial Mortgage Trust                                5.38       12/10/2046              496
      1,000   GE Capital Commercial Mortgage Corp.                     5.61       11/10/2045              997
      1,000   GE Capital Commercial Mortgage Corp.                     5.61       12/10/2049            1,020
        252   GMAC Commercial Mortgage Securities, Inc.                4.97       12/10/2041              255
        250   GMAC Commercial Mortgage Securities, Inc.                4.98       12/10/2041              259
        319   GS Mortgage Securities Trust                             5.83        4/10/2038              319
        690   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       5.57        4/15/2043              691
        378   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       5.72       12/15/2044              377
        500   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       5.72       12/15/2044              499

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
    $ 1,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       6.11%       4/15/2045       $      880
      1,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       5.48        5/15/2045            1,013
        900   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       5.37        5/15/2047              909
        107   Merrill Lynch Mortgage Trust                             5.68        7/12/2038              107
        135   Merrill Lynch Mortgage Trust                             5.71        7/12/2038              135
        670   Merrill Lynch Mortgage Trust                             5.91        5/12/2039              660
         33   Merrill Lynch Mortgage Trust                             5.01       10/12/2041               33
      1,000   Merrill Lynch Mortgage Trust                             6.03        6/12/2050            1,018
      1,000   ML-CFC Commercial Mortgage Trust                         5.42        8/12/2048            1,017
        500   ML-CFC Commercial Mortgage Trust                         6.07        8/12/2049              505
      1,000   Wachovia Bank Commercial Mortgage Trust                  5.95        5/15/2043            1,000
                                                                                                   ----------
                                                                                                       15,129
                                                                                                   ----------
              Total Financials                                                                         15,129
                                                                                                   ----------
              Total Commercial Mortgage Securities (cost: $14,574)                                     15,129
                                                                                                   ----------
              U.S. GOVERNMENT AGENCY ISSUES (0.3%)(g)

              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.3%)
      1,000   Freddie Mac(+) (cost: $1,019)                            3.51        4/25/2030            1,037
                                                                                                   ----------
              U.S. TREASURY SECURITIES (8.8%)

              BONDS (7.3%)
      8,100   2.87%, 8/15/2044 (STRIPS Principal)(h)                                                    3,568
     10,500   3.13%, 8/15/2044                                                                         11,301
      2,000   3.00%, 11/15/2044                                                                         2,098
      4,200   3.00%, 5/15/2045                                                                          4,403
     10,300   3.08%, 5/15/2045 (STRIPS Principal)(h)                                                    4,413
                                                                                                   ----------
                                                                                                       25,783
                                                                                                   ----------
              NOTES (1.5%)
      1,970   1.63%, 8/15/2022                                                                          1,972
        390   1.63%, 11/15/2022                                                                           390
      1,000   2.75%, 11/15/2023                                                                         1,073
        800   2.38%, 8/15/2024                                                                            833
      1,000   2.25%, 11/15/2024                                                                         1,030
                                                                                                   ----------
                                                                                                        5,298
                                                                                                   ----------
              Total U.S. Treasury Securities (cost: $29,432)                                           31,081
                                                                                                   ----------
              Total Bonds (cost: $81,882)                                                              79,701
                                                                                                   ----------

================================================================================

26  | USAA FIRST START GROWTH FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (4.4%)

              MONEY MARKET FUNDS (4.4%)
 15,396,746   State Street Institutional Liquid Reserves Fund
               Premier Class, 0.36%(i) (cost: $15,397)                                               $ 15,397
                                                                                                     --------

              TOTAL INVESTMENTS (COST: $351,316)                                                     $352,276
                                                                                                     ========

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)              (LEVEL 2)          (LEVEL 3)
                                      QUOTED PRICES      OTHER SIGNIFICANT        SIGNIFICANT
                                  IN ACTIVE MARKETS             OBSERVABLE       UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS                 INPUTS             INPUTS           TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $189,610                $     -               $  6        $189,616
  Preferred Stocks                                -                  4,042                125           4,167
  Exchange-Traded Funds                      63,395                      -                  -          63,395
Bonds:
  Corporate Obligations                           -                 26,176                750          26,926
  Eurodollar and Yankee
      Obligations                                 -                  4,735                  -           4,735
  Collateralized Mortgage
      Obligations                                 -                    793                  -             793
  Commercial Mortgage Securities                  -                 15,129                  -          15,129
  U.S. Government Agency Issues                   -                  1,037                  -           1,037
  U.S. Treasury Securities                   23,100                  7,981                  -          31,081
Money Market Instruments:
  Money Market Funds                         15,397                      -                  -          15,397
-------------------------------------------------------------------------------------------------------------
Total                                      $291,502                $59,893               $881        $352,276
-------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------------------------------
                                                             COMMON     PREFERRED              CORPORATE
                                                             STOCKS        STOCKS            OBLIGATIONS
--------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                  $    -          $125                   $630
Purchases                                                       620             -                      -
Sales                                                             -             -                      -
Transfers into Level 3                                            -             -                      -
Transfers out of Level 3                                          -             -                      -
Net realized gain (loss) on investments                           -             -                      -
Change in net unrealized appreciation/(depreciation)
  of investments                                               (614)            -                    120
--------------------------------------------------------------------------------------------------------
Balance as of January 31, 2016                               $    6          $125                   $750
--------------------------------------------------------------------------------------------------------

For the period of August 1, 2015, through January 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA FIRST START GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 19.1% of net assets at January 31, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

    its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    REIT     Real estate investment trust

    STRIPS   Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a) Security deemed illiquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at January 31, 2016, was $131,000, which represented less than 0.1% of the Fund's net assets.

    (b) Security was fair valued at January 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The

================================================================================

30  | USAA FIRST START GROWTH FUND

================================================================================

        total value of all such securities was $881,000, which represented 0.2% of the Fund's net assets.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) At January 31, 2016, the issuer was in default with respect to interest and/or principal payments.

    (e) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2016.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (g) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

        preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (h) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (i) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

32  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $351,316)                  $352,276
  Cash                                                                                 14
  Receivables:
     Capital shares sold                                                              384
     USAA Asset Management Company (Note 5D)                                          115
     Dividends and interest                                                         1,049
                                                                                 --------
          Total assets                                                            353,838
                                                                                 --------
LIABILITIES
  Payables:
     Capital shares redeemed                                                          162
   Accrued management fees                                                            235
   Accrued transfer agent's fees                                                       31
   Other accrued expenses and payables                                                 74
                                                                                 --------
          Total liabilities                                                           502
                                                                                 --------
             Net assets applicable to capital shares outstanding                 $353,336
                                                                                 ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                $351,518
  Accumulated overdistribution of net investment income                              (341)
  Accumulated net realized gain on investments                                      1,199
  Net unrealized appreciation of investments                                          960
                                                                                 --------
             Net assets applicable to capital shares outstanding                 $353,336
                                                                                 ========
  Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                                  30,314
                                                                                 ========
  Net asset value, redemption price, and offering price per share                $  11.66
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $2)                                $  3,125
  Interest                                                                          2,297
                                                                                 --------
      Total income                                                                  5,422
                                                                                 --------
EXPENSES
  Management fees                                                                   1,436
  Administration and servicing fees                                                   274
  Transfer agent's fees                                                             1,345
  Custody and accounting fees                                                          76
  Postage                                                                              63
  Shareholder reporting fees                                                           34
  Trustees' fees                                                                       13
  Registration fees                                                                    17
  Professional fees                                                                    49
  Other                                                                                 5
                                                                                 --------
           Total expenses                                                           3,312
  Expenses reimbursed                                                                (787)
                                                                                 --------
           Net expenses                                                             2,525
                                                                                 --------
NET INVESTMENT INCOME                                                               2,897
                                                                                 --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                2,498
   Change in net unrealized appreciation/(depreciation)                           (35,027)
                                                                                 --------
           Net realized and unrealized loss                                       (32,529)
                                                                                 --------
   Decrease in net assets resulting from operations                              $(29,632)
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

34  | USAA FIRST START GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

---------------------------------------------------------------------------------------------------

                                                                      1/31/2016           7/31/2015
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                               $  2,897            $  5,255
   Net realized gain on investments                                       2,498              16,832
   Net realized loss on options                                               -                (456)
   Change in net unrealized appreciation/(depreciation) of:
      Investments                                                       (35,027)             (7,748)
      Options                                                                 -                (174)
                                                                       ----------------------------
      Increase (decrease) in net assets resulting from operations       (29,632)             13,709
                                                                       ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (5,667)             (4,944)
   Net realized gains                                                   (12,398)            (19,776)
                                                                       ----------------------------
      Distributions to shareholders                                     (18,065)            (24,720)
                                                                       ----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                             38,231              92,830
   Reinvested dividends                                                  17,963              24,530
   Cost of shares redeemed                                              (33,545)            (68,939)
                                                                       ----------------------------
      Increase in net assets from capital share transactions             22,649              48,421
                                                                       ----------------------------
   Net increase (decrease) in net assets                                (25,048)             37,410

NET ASSETS
   Beginning of period                                                  378,384             340,974
                                                                       ----------------------------
   End of period                                                       $353,336            $378,384
                                                                       ============================
Accumulated undistributed (overdistribution of)
   net investment income:
   End of period                                                       $   (341)           $  2,429
                                                                       ============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                            3,055               6,900
   Shares issued for dividends reinvested                                 1,456               1,850
   Shares redeemed                                                       (2,676)             (5,129)
                                                                       ----------------------------
      Increase in shares outstanding                                      1,835               3,621
                                                                       ============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA First Start Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital growth with reduced volatility over time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund.

================================================================================

36  | USAA FIRST START GROWTH FUND

================================================================================

    Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

        adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

38  | USAA FIRST START GROWTH FUND

================================================================================

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain preferred stocks, which are valued based on methods discussed in Note 1A2, and certain bonds, valued based on methods discussed in Note 1A5.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by a discounted prior tender offer and quoted prices obtained from the broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

================================================================================

40  | USAA FIRST START GROWTH FUND

================================================================================

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.5% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an

================================================================================

42  | USAA FIRST START GROWTH FUND

================================================================================

ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $93,255,000 and $92,097,000, respectively.

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $30,113,000 and $29,153,000, respectively, resulting in net unrealized appreciation of $960,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated monthly by comparing the Fund's performance over the performance period to that of the Lipper Flexible Portfolio Funds Index. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Portfolio Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended January 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $1,436,000, which included a 0.04% performance adjustment of $64,000.

================================================================================

44  | USAA FIRST START GROWTH FUND

================================================================================

B. SUBADVISORY ARRANGEMENT(S) - The Manager had previously entered into an Investment Subadvisory Agreement with Quantitative Management Associates LLC (QMA), under which QMA directed the investment and reinvestment of a portion of the Fund's assets invested in domestic stocks (as allocated from time to time by the Manager).

    The Manager (not the Fund) paid QMA a subadvisory fee in the annual amount of 0.20% on the first $250 million, and 0.15% on assets over $250 million of the portion of the Fund's average net assets that QMA managed. Effective January 29, 2016, the Manager terminated its Investment Subadvisory Agreement with QMA. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to QMA, of $200,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the six-month period ended January 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $274,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $5,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through December 1, 2016, to limit the total annual operating expenses of the Fund to 1.38% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    January 31, 2016, the Fund incurred reimbursable expenses of $787,000, of which $115,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended January 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $1,345,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee, or other compensation for these services.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

46  | USAA FIRST START GROWTH FUND

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                            PERIOD ENDED
                             JANUARY 31,                            YEAR ENDED JULY 31,
                            -----------------------------------------------------------------------------------
                                2016           2015           2014           2013           2012           2011
                            -----------------------------------------------------------------------------------
Net asset value at
  beginning of period       $  13.29       $  13.72       $  12.56       $  10.87       $  11.15       $   9.73
                            -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .09            .18            .20            .23            .24            .21
  Net realized and
    unrealized gain (loss)     (1.10)           .35           1.31           1.69           (.28)          1.46
                            -----------------------------------------------------------------------------------
Total from investment
  operations                   (1.01)           .53           1.51           1.92           (.04)          1.67
                            -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.19)          (.18)          (.23)          (.23)          (.24)          (.25)
  Realized capital gains        (.43)          (.78)          (.12)             -              -              -
                            -----------------------------------------------------------------------------------
Total distributions             (.62)          (.96)          (.35)          (.23)          (.24)          (.25)
                            -----------------------------------------------------------------------------------
Net asset value at
  end of period             $  11.66       $  13.29       $  13.72       $  12.56       $  10.87       $  11.15
                            ===================================================================================
Total return (%)*              (7.79)          3.95          12.16          17.90           (.20)         17.32
Net assets at end
  of period (000)           $353,336       $378,384       $340,974       $278,214       $222,427       $226,948
Ratios to average
  net assets:**
  Expenses (%)(a)               1.38(b)        1.38           1.38           1.38           1.38           1.38
  Expenses, excluding
    reimbursements (%)(a)       1.81(b)        1.75           1.74           1.79           1.90           1.91
  Net investment
    income (%)                  1.59(b)        1.45           1.53           2.01           2.26           1.95
Portfolio turnover (%)            26             62             64             70             85(c)         133(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

 ** For the six-month period ended January 31, 2016, average net assets were $363,537,000.

(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                   -              -              -           (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects decreased trading activity due to changes in subadviser(s)
    and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do

================================================================================

48  | USAA FIRST START GROWTH FUND

================================================================================

so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING               ENDING               DURING PERIOD*
                                        ACCOUNT VALUE          ACCOUNT VALUE          AUGUST 1, 2015-
                                        AUGUST 1, 2015        JANUARY 31, 2016        JANUARY 31, 2016
                                       ---------------------------------------------------------------
Actual                                    $1,000.00              $  922.10                   $6.67

Hypothetical
 (5% return before expenses)               1,000.00               1,018.20                    7.00

*Expenses are equal to the Fund's annualized expense ratio of 1.38%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of (7.79)% for the six-month period of August 1, 2015, through January 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)


=============================================================================
   31703-0316                                (C)2016, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                                   [GRAPHIC OF USAA GROWTH FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA GROWTH FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JANUARY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO MAKE          [PHOTO OF BROOKS ENGLEHARDT]
HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          5

FINANCIAL INFORMATION

    Portfolio of Investments                                                10

    Notes to Portfolio of Investments                                       16

    Financial Statements                                                    17

    Notes to Financial Statements                                           20

EXPENSE EXAMPLE                                                             34

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202722-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GROWTH FUND (THE FUND) SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in a diversified portfolio of equity securities selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Loomis, Sayles & Company, L.P.                 Renaissance Investment Management
  AZIZ V. HAMZAOGULLARI, CFA                         MICHAEL E. SCHROER, CFA
                                                     PAUL A. RADOMSKI, CFA
                                                     ERIC J. STRANGE, CPA, CFA

--------------------------------------------------------------------------------

o   PLEASE DISCUSS THE MARKET CONDITIONS DURING THE REPORTING PERIOD.

    For the reporting period ended January 31, 2016, stocks sold off in reaction to several events, including China's depreciation of its currency, the renminbi, and continued downward pressure on commodity prices. On September 17, 2015, the Federal Reserve (the Fed) announced that short-term interest rates would remain unchanged, causing investors to speculate whether growth was weaker than anticipated. Nevertheless, stocks rebounded in October 2015, with virtually all markets in positive territory. However, stocks declined later during the final quarter of 2015, as market volatility increased. On December 16, 2015, the Fed eventually raised short-term interest rates. The year 2016 began with many stocks hit hard amid the continued slide in oil prices, fears of a global slowdown due to China's slowing growth, and uncertainty regarding the Fed's interest rate policy going forward. Defensive market sectors held up well, with utilities and consumer staples posted positive returns.

o   HOW DID THE USAA GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended January 31, 2016, the Fund Shares and Institutional Shares had total returns of -6.87% and -6.82%, respectively.

    Refer to page 6 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA GROWTH FUND

================================================================================

    This compares to returns of -7.18% for the Russell 1000(R) Growth Index (the Index) and -10.09% for the Lipper Large-Cap Growth Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Loomis, Sayles & Company, L.P. (Loomis Sayles) and Renaissance Investment Management (Renaissance) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o   HOW DID LOOMIS SAYLES' PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    Loomis Sayles' portion of the Fund posted negative returns that outperformed the Index during the reporting period. Through their proprietary, bottom-up research framework, Loomis Sayles looks to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Stock selection in the consumer discretionary, energy, information technology, and health care sectors as well as Loomis Sayles' allocation to the information technology and consumer staples sectors contributed positively to relative performance. Stock selection in the financials sector and Loomis Sayles' allocation to the energy sector detracted from the Fund's relative return. Top contributors to the Fund's performance included Facebook, Inc. "A" (Facebook), Alphabet Inc., and Amazon.com, Inc (Amazon). Facebook reported strong growth in key fundamentals such as revenue, mobile advertising and free cash flow. The largest detractors from the Fund's performance included QUALCOMM, Inc. (QUALCOMM), SEI Investments Co. (SEI), and Novartis AG ADR. QUALCOMM shares were under pressure as the implementation of new licensing agreements and improved device reporting progressed more slowly than anticipated following the company's settlement with China's antitrust regulators. Loomis Sayles initiated a position in Cerner Corp. and sold the Fund's position in Zimmer Biomet Holdings, Inc. Loomis Sayles also added to positions in Alibaba Group Holdings Ltd. ADR, Coca-Cola Co., Oracle Corp., Procter & Gamble Co., QUALCOMM, SABMiller plc ADR (SABMiller), Schlumberger

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Ltd., and Yum! Brands, Inc. on the basis of price weakness during the reporting period. Positions in Amazon, Facebook, FactSet Research Systems, Inc., SABMiller, and SEI were reduced to help finance the purchases and take advantage of compelling reward-to-risk opportunities.

o   HOW DID RENAISSANCE'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    Renaissance's portion of the Fund underperformed the Index over the reporting period, primarily due to weak stock selection and underrepresentation in higher-priced stocks that led the market. In particular the "FANG" stocks (Facebook, Amazon, Netflix, Inc., and Google - now known as Alphabet Inc. (Alphabet)) contributed about 60% of the return of the Index for the year, and Alphabet was Renaissance's only holding of that group. Most of the negative impact from stock selection is attributable to Renaissance's holdings in the financials, information technology, and consumer staples sectors. Within the information technology segment, several of the Fund's holdings associated with traditional technology markets, including SanDisk Corp. and Western Digital Corp., saw their stock prices come under pressure partly as a result of slowing global economic growth. Within the consumer discretionary sector, retailers with brick and mortar stores, which generally are more susceptible to declining mall traffic and/or erosion from online sales, witnessed a greater than anticipated decline in their share prices. Conversely, the Fund's airline holdings, within the industrials sector, continued to fare well partly due to the sustained decline in oil prices. Sector allocation effects were slightly negative, with the Fund's overweight position in the industrials sector and its underweight position within consumer staples the principal detractors from performance.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA GROWTH FUND

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH FUND SHARES (FUND SHARES)
(Ticker Symbol: USAAX)


--------------------------------------------------------------------------------
                                            1/31/16                 7/31/15
--------------------------------------------------------------------------------

Net Assets                                $1.0 Billion           $1.3 Billion
Net Asset Value Per Share                    $22.59                 $25.91


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*             1 YEAR           5 YEARS             10 YEARS

         -6.87%                  1.34%            12.05%               5.30%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                           5 YEARS                          10 YEARS

    5.63%                            13.71%                            6.31%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------

                                      1.11%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   RUSSELL 1000          LIPPER LARGE-CAP              USAA GROWTH
                   GROWTH INDEX         GROWTH FUNDS INDEX             FUND SHARES
 1/31/2006          $10,000.00              $10,000.00                  $10,000.00
 2/28/2006            9,984.11                9,865.11                    9,866.33
 3/31/2006           10,131.53                9,960.23                    9,885.42
 4/30/2006           10,117.75                9,944.59                    9,751.75
 5/31/2006            9,774.81                9,480.66                    9,102.48
 6/30/2006            9,736.24                9,449.50                    9,064.29
 7/31/2006            9,550.80                9,207.57                    8,784.21
 8/31/2006            9,848.78                9,420.76                    8,879.69
 9/30/2006           10,119.41                9,623.89                    9,153.41
10/31/2006           10,475.14                9,913.43                    9,433.48
11/30/2006           10,683.01               10,139.92                    9,592.62
12/31/2006           10,719.19               10,193.56                    9,643.54
 1/31/2007           10,994.73               10,456.66                   10,025.46
 2/28/2007           10,788.07               10,220.62                    9,669.00
 3/31/2007           10,846.58               10,297.54                    9,802.67
 4/30/2007           11,357.24               10,715.60                   10,082.75
 5/31/2007           11,765.81               11,078.48                   10,471.04
 6/30/2007           11,590.18               10,973.99                   10,339.86
 7/31/2007           11,410.50               10,834.74                   10,206.15
 8/31/2007           11,592.32               11,013.29                   10,390.79
 9/30/2007           12,077.93               11,685.11                   11,103.89
10/31/2007           12,488.99               12,207.28                   11,778.78
11/30/2007           12,028.93               11,709.60                   11,256.69
12/31/2007           11,985.43               11,719.83                   11,543.20
 1/31/2008           11,050.85               10,716.95                   10,110.65
 2/29/2008           10,831.37               10,493.68                    9,887.81
 3/31/2008           10,765.42               10,404.39                    9,894.18
 4/30/2008           11,330.60               11,045.55                   10,499.03
 5/31/2008           11,745.91               11,347.13                   10,791.91
 6/30/2008           10,899.95               10,512.32                   10,097.92
 7/31/2008           10,692.71               10,304.90                    9,773.20
 8/31/2008           10,807.85               10,332.41                    9,677.70
 9/30/2008            9,556.25                9,008.00                    8,347.02
10/31/2008            7,873.78                7,434.78                    6,901.73
11/30/2008            7,247.59                6,688.96                    6,252.30
12/31/2008            7,378.57                6,868.64                    6,324.36
 1/31/2009            7,023.63                6,513.57                    6,100.99
 2/28/2009            6,495.25                6,088.71                    5,673.41
 3/31/2009            7,074.60                6,611.94                    6,075.47
 4/30/2009            7,753.81                7,312.50                    6,471.14
 5/31/2009            8,138.18                7,712.84                    6,732.79
 6/30/2009            8,229.22                7,715.86                    6,726.41
 7/31/2009            8,813.71                8,297.28                    7,096.55
 8/31/2009            8,996.50                8,460.97                    7,217.81
 9/30/2009            9,379.17                8,867.29                    7,556.04
10/31/2009            9,252.13                8,691.85                    7,377.35
11/30/2009            9,820.51                9,216.12                    7,804.93
12/31/2009           10,124.05                9,513.00                    8,086.91
 1/31/2010            9,682.28                9,014.60                    7,595.05
 2/28/2010           10,015.02                9,334.38                    7,959.15
 3/31/2010           10,594.32                9,920.68                    8,463.79
 4/30/2010           10,712.70               10,022.72                    8,540.44
 5/31/2010            9,894.87                9,217.56                    7,901.66
 6/30/2010            9,350.01                8,687.06                    7,460.91
 7/31/2010           10,016.96                9,276.27                    7,997.48
 8/31/2010            9,549.27                8,820.88                    7,492.85
 9/30/2010           10,565.80                9,766.41                    8,425.46
10/31/2010           11,070.42               10,279.31                    8,853.44
11/30/2010           11,198.98               10,382.18                    8,955.65
12/31/2010           11,815.84               10,951.85                    9,401.47
 1/31/2011           12,116.54               11,167.96                    9,490.94
 2/28/2011           12,513.08               11,470.14                    9,682.68
 3/31/2011           12,528.36               11,475.91                    9,759.37
 4/30/2011           12,947.92               11,823.89                   10,130.06
 5/31/2011           12,806.96               11,679.99                   10,034.20
 6/30/2011           12,623.27               11,525.37                    9,868.02
 7/31/2011           12,496.74               11,463.70                    9,650.72
 8/31/2011           11,837.23               10,692.96                    9,024.38
 9/30/2011           10,965.01               9,759.79                     8,378.87
10/31/2011           12,168.31               10,931.19                    9,414.25
11/30/2011           12,167.13               10,796.66                    9,299.21
12/31/2011           12,128.01               10,633.76                    9,213.37
 1/31/2012           12,851.95               11,362.67                    9,796.82
 2/29/2012           13,466.59               12,031.87                   10,175.10
 3/31/2012           13,909.53               12,457.04                   10,502.09
 4/30/2012           13,888.05               12,365.46                   10,418.74
 5/31/2012           12,997.18               11,417.40                    9,662.18
 6/30/2012           13,350.09               11,670.29                    9,963.52
 7/31/2012           13,529.05               11,688.33                   10,072.51
 8/31/2012           13,893.04               12,127.30                   10,425.15
 9/30/2012           14,165.50               12,425.08                   10,675.20
10/31/2012           13,752.06               11,993.11                   10,412.32
11/30/2012           13,982.34               12,259.96                   10,771.37
12/31/2012           13,978.47               12,326.45                   10,865.11
 1/31/2013           14,577.58               12,858.51                   11,540.96
 2/28/2013           14,758.98               12,927.21                   11,650.39
 3/31/2013           15,312.64               13,333.69                   11,920.73
 4/30/2013           15,637.67               13,506.52                   12,075.21
 5/31/2013           15,928.18               13,862.46                   12,467.85
 6/30/2013           15,628.44               13,581.59                   12,268.31
 7/31/2013           16,457.09               14,430.77                   12,905.54
 8/31/2013           16,175.04               14,257.30                   12,615.89
 9/30/2013           16,895.85               15,072.43                   13,220.94
10/31/2013           17,643.25               15,704.56                   13,780.93
11/30/2013           18,140.95               16,173.96                   14,192.88
12/31/2013           18,659.15               16,691.30                   14,736.34
 1/31/2014           18,127.21               16,292.86                   14,353.66
 2/28/2014           19,060.26               17,227.35                   15,060.64
 3/31/2014           18,868.04               16,672.73                   14,956.86
 4/30/2014           18,868.80               16,382.80                   14,833.63
 5/31/2014           19,456.84               16,977.60                   15,313.60
 6/30/2014           19,836.03               17,393.46                   15,618.44
 7/31/2014           19,532.39               17,213.29                   15,320.08
 8/31/2014           20,427.32               17,927.66                   16,007.61
 9/30/2014           20,131.00               17,615.02                   15,800.05
10/31/2014           20,661.48               18,129.99                   16,234.62
11/30/2014           21,316.21               18,586.66                   16,999.97
12/31/2014           21,094.13               18,416.67                   16,917.67
 1/31/2015           20,771.12               18,116.93                   16,542.50
 2/28/2015           22,155.63               19,259.52                   17,619.39
 3/31/2015           21,903.65               19,050.95                   17,383.17
 4/30/2015           22,013.35               19,046.68                   17,390.12
 5/31/2015           22,323.21               19,411.86                   17,668.02
 6/30/2015           21,929.95               19,230.36                   17,278.95
 7/31/2015           22,673.61               19,913.22                   18,001.51
 8/31/2015           21,296.67               18,604.23                   16,875.99
 9/30/2015           20,769.84               17,970.36                   16,521.65
10/31/2015           22,558.24               19,536.86                   17,994.57
11/30/2015           22,621.56               19,643.45                   18,098.78
12/31/2015           22,289.59               19,450.17                   17,869.94
 1/31/2016           21,045.14               17,903.27                   16,764.19

                                   [END CHART]

                       Data from 1/31/06 through 1/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund Shares to the following benchmarks:

o The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

o The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Growth Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA GROWTH FUND

================================================================================

USAA GROWTH FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIGRX)


--------------------------------------------------------------------------------
                                            1/31/16                 7/31/15
--------------------------------------------------------------------------------

Net Assets                              $899.6 Million          $866.0 Million
Net Asset Value Per Share                   $22.54                  $25.86


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*       1 YEAR       5 YEARS        SINCE INCEPTION 8/01/08

        -6.82%             1.42%        12.10%                 7.64%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                    5 YEARS                  SINCE INCEPTION 8/01/08

    5.72%                     13.76%                           8.66%


--------------------------------------------------------------------------------
                            EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------

                                    1.01%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]


                   RUSSELL 1000          LIPPER LARGE-CAP       USAA GROWTH FUND
                   GROWTH INDEX         GROWTH FUNDS INDEX    INSTITUTIONAL SHARES
 7/31/2008          $10,000.00              $10,000.00             $10,000.00
 8/31/2008           10,107.67               10,026.70               9,980.30
 9/30/2008            8,937.16                8,741.47               8,608.01
10/31/2008            7,363.69                7,214.80               7,117.53
11/30/2008            6,778.06                6,491.05               6,447.80
12/31/2008            6,900.56                6,665.41               6,520.15
 1/31/2009            6,568.61                6,320.85               6,289.64
 2/28/2009            6,074.46                5,908.55               5,854.96
 3/31/2009            6,616.28                6,416.31               6,269.88
 4/30/2009            7,251.48                7,096.14               6,671.63
 5/31/2009            7,610.95                7,484.63               6,941.65
 6/30/2009            7,696.10                7,487.57               6,941.65
 7/31/2009            8,242.73                8,051.78               7,323.64
 8/31/2009            8,413.67                8,210.62               7,448.78
 9/30/2009            8,771.55                8,604.93               7,797.83
10/31/2009            8,652.74                8,434.67               7,613.43
11/30/2009            9,184.30                8,943.43               8,054.69
12/31/2009            9,468.18                9,231.53               8,348.25
 1/31/2010            9,055.02                8,747.88               7,840.09
 2/28/2010            9,366.21                9,058.20               8,216.26
 3/31/2010            9,907.97                9,627.15               8,744.21
 4/30/2010           10,018.69                9,726.17               8,823.41
 5/31/2010            9,253.84                8,944.83               8,163.47
 6/30/2010            8,744.28                8,430.03               7,701.51
 7/31/2010            9,368.02                9,001.80               8,262.46
 8/31/2010            8,930.63                8,559.89               7,741.10
 9/30/2010            9,881.30                9,477.45               8,704.62
10/31/2010           10,353.23                9,975.17               9,153.38
11/30/2010           10,473.47               10,075.00               9,258.97
12/31/2010           11,050.36               10,627.81               9,716.04
 1/31/2011           11,331.58               10,837.52               9,815.11
 2/28/2011           11,702.43               11,130.76              10,013.27
 3/31/2011           11,716.72               11,136.36              10,092.53
 4/30/2011           12,109.10               11,474.04              10,475.62
 5/31/2011           11,977.27               11,334.40              10,376.54
 6/30/2011           11,805.49               11,184.35              10,204.81
 7/31/2011           11,687.16               11,124.51               9,980.24
 8/31/2011           11,070.37               10,376.57               9,339.55
 9/30/2011           10,254.66                9,471.02               8,672.44
10/31/2011           11,380.00               10,607.76               9,742.46
11/30/2011           11,378.90               10,477.21               9,623.57
12/31/2011           11,342.31               10,319.13               9,534.56
 1/31/2012           12,019.35               11,026.47              10,138.35
 2/29/2012           12,594.17               11,675.87              10,529.81
 3/31/2012           13,008.42               12,088.46              10,868.20
 4/30/2012           12,988.33               11,999.59              10,781.94
 5/31/2012           12,155.17               11,079.58              10,005.64
 6/30/2012           12,485.22               11,324.98              10,310.86
 7/31/2012           12,652.59               11,342.50              10,423.65
 8/31/2012           12,992.99               11,768.47              10,788.58
 9/30/2012           13,247.80               12,057.45              11,053.98
10/31/2012           12,861.15               11,638.25              10,775.31
11/30/2012           13,076.51               11,897.21              11,153.51
12/31/2012           13,072.90               11,961.73              11,249.13
 1/31/2013           13,633.19               12,478.05              11,950.11
 2/28/2013           13,802.84               12,544.72              12,063.60
 3/31/2013           14,320.63               12,939.17              12,337.32
 4/30/2013           14,624.61               13,106.88              12,504.22
 5/31/2013           14,896.29               13,452.29              12,904.79
 6/30/2013           14,615.98               13,179.73              12,697.83
 7/31/2013           15,390.94               14,003.78              13,365.43
 8/31/2013           15,127.16               13,835.45              13,065.01
 9/30/2013           15,801.28               14,626.46              13,685.88
10/31/2013           16,500.26               15,239.89              14,266.70
11/30/2013           16,965.71               15,695.40              14,693.96
12/31/2013           17,450.34               16,197.44              15,253.33
 1/31/2014           16,952.86               15,810.78              14,863.08
 2/28/2014           17,825.47               16,717.63              15,589.75
 3/31/2014           17,645.70               16,179.41              15,482.09
 4/30/2014           17,646.42               15,898.07              15,360.98
 5/31/2014           18,196.36               16,475.27              15,852.16
 6/30/2014           18,550.98               16,878.82              16,168.39
 7/31/2014           18,267.01               16,703.98              15,858.89
 8/31/2014           19,103.97               17,397.21              16,572.10
 9/30/2014           18,826.84               17,093.82              16,356.79
10/31/2014           19,322.96               17,593.55              16,807.59
11/30/2014           19,935.27               18,036.71              17,594.82
12/31/2014           19,727.58               17,871.76              17,512.60
 1/31/2015           19,425.49               17,580.88              17,130.49
 2/28/2015           20,720.31               18,689.66              18,240.79
 3/31/2015           20,484.65               18,487.27              17,995.66
 4/30/2015           20,587.24               18,483.12              18,010.08
 5/31/2015           20,877.03               18,837.49              18,298.47
 6/30/2015           20,509.25               18,661.37              17,894.72
 7/31/2015           21,204.73               19,324.03              18,644.55
 8/31/2015           19,917.00               18,053.77              17,476.56
 9/30/2015           19,424.29               17,438.65              17,116.07
10/31/2015           21,096.84               18,958.80              18,644.55
11/30/2015           21,156.05               19,062.23              18,752.70
12/31/2015           20,845.59               18,874.67              18,514.45
 1/31/2016           19,681.76               17,373.55              17,373.66

                                   [END CHART]

                       Data from 7/31/08 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Fund Institutional Shares to the Fund's benchmarks listed above (see page 6 for benchmark definitions).

*The performance of the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Large-Cap Growth Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA GROWTH FUND

================================================================================

                          o TOP 10 HOLDINGS - 1/31/16 o
                                (% of Net Assets)

Facebook, Inc. "A" .......................................................  4.2%
Amazon.com, Inc. .........................................................  3.8%
Oracle Corp. .............................................................  3.5%
Visa, Inc. "A" ...........................................................  3.2%
Cisco Systems, Inc. ......................................................  2.8%
Alphabet, Inc. "A" .......................................................  2.7%
Microsoft Corp. ..........................................................  2.7%
Monster Beverage Corp. ...................................................  2.7%
Alibaba Group Holding Ltd. ADR ...........................................  2.5%
Danone ADR ...............................................................  2.5%

                         o SECTOR ALLOCATION - 1/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

Information Technology                                                     38.1%
Consumer Discretionary                                                     15.0%
Health Care                                                                14.2%
Consumer Staples                                                           13.2%
Industrials                                                                10.2%
Financials                                                                  6.1%
Energy                                                                      1.6%
Materials                                                                   0.6%
Money Market Instruments                                                    0.7%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 10-15.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES     SECURITY                                                     (000)
--------------------------------------------------------------------------------
              EQUITY SECURITIES (99.0%)

              COMMON STOCKS (99.0%)

              CONSUMER DISCRETIONARY (15.0%)
              -----------------------------
              ADVERTISING (0.8%)
   701,844    Interpublic Group of Companies, Inc.                   $    15,749
                                                                     -----------
              APPAREL RETAIL (1.7%)
   222,025    Foot Locker, Inc.                                           15,000
   313,216    Ross Stores, Inc.                                           17,622
                                                                     -----------
                                                                          32,622
                                                                     -----------
              AUTOMOTIVE RETAIL (1.5%)
    19,307    AutoZone, Inc.*                                             14,816
    54,889    O'Reilly Automotive, Inc.*                                  14,321
                                                                     -----------
                                                                          29,137
                                                                     -----------
              DEPARTMENT STORES (0.5%)
   221,937    Macy's, Inc.                                                 8,968
                                                                     -----------
              GENERAL MERCHANDISE STORES (0.7%)
   177,295    Dollar General Corp.                                        13,308
                                                                     -----------
              HOME IMPROVEMENT RETAIL (2.5%)
   114,646    Home Depot, Inc.                                            14,418
   464,247    Lowe's Companies, Inc.                                      33,268
                                                                     -----------
                                                                          47,686
                                                                     -----------
              HOTELS, RESORTS & CRUISE LINES (1.3%)
   205,506    Marriott International, Inc. "A"                            12,593
   151,495    Royal Caribbean Cruises Ltd.                                12,417
                                                                     -----------
                                                                          25,010
                                                                     -----------
              INTERNET RETAIL (3.8%)
   125,765    Amazon.com, Inc.*                                           73,824
                                                                     -----------
              MOVIES & ENTERTAINMENT (0.7%)
   135,788    Walt Disney Co.                                             13,011
                                                                     -----------
              RESTAURANTS (1.5%)
   402,283    Yum! Brands, Inc.                                           29,113
                                                                     -----------
              Total Consumer Discretionary                               288,428
                                                                     -----------

================================================================================

10  | USAA GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES     SECURITY                                                     (000)
--------------------------------------------------------------------------------
              CONSUMER STAPLES (13.2%)
              -----------------------
              BREWERS (1.7%)
   540,369    SABMiller plc ADR                                      $    32,239
                                                                     -----------
              DRUG RETAIL (0.7%)
   150,247    CVS Health Corp.                                            14,512
                                                                     -----------
              FOOD RETAIL (0.9%)
   432,234    Kroger Co.                                                  16,775
                                                                     -----------
              HOUSEHOLD PRODUCTS (2.3%)
   547,461    Procter & Gamble Co.                                        44,722
                                                                     -----------
              PACKAGED FOODS & MEAT (2.5%)
 3,433,449    Danone ADR                                                  47,485
                                                                     -----------
              SOFT DRINKS (5.1%)
 1,094,538    Coca-Cola Co.                                               46,977
   378,892    Monster Beverage Corp.*                                     51,162
                                                                     -----------
                                                                          98,139
                                                                     -----------
              Total Consumer Staples                                     253,872
                                                                     -----------
              ENERGY (1.6%)
              ------------
              OIL & GAS EQUIPMENT & SERVICES (1.6%)
   432,310    Schlumberger Ltd.                                           31,243
                                                                     -----------
              FINANCIALS (6.1%)
              ----------------
              ASSET MANAGEMENT & CUSTODY BANKS (2.4%)
    42,877    BlackRock, Inc.                                             13,475
   835,838    SEI Investments Co.                                         32,798
                                                                     -----------
                                                                          46,273
                                                                     -----------
              CONSUMER FINANCE (1.0%)
   359,279    American Express Co.                                        19,221
                                                                     -----------
              INVESTMENT BANKING & BROKERAGE (0.2%)
   145,014    Greenhill & Co., Inc.                                        3,449
                                                                     -----------
              LIFE & HEALTH INSURANCE (0.6%)
   169,194    Prudential Financial, Inc.                                  11,857
                                                                     -----------
              REGIONAL BANKS (0.8%)
   102,534    Signature Bank*                                             14,287
                                                                     -----------
              SPECIALIZED FINANCE (1.1%)
   144,198    FactSet Research Systems, Inc.                              21,731
                                                                     -----------
              Total Financials                                           116,818
                                                                     -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES     SECURITY                                                     (000)
--------------------------------------------------------------------------------
              HEALTH CARE (14.2%)
              ------------------
              BIOTECHNOLOGY (3.1%)
   261,220    Amgen, Inc.                                            $    39,896
    37,232    Biogen, Inc.*                                               10,166
   127,071    Gilead Sciences, Inc.                                       10,547
                                                                     -----------
                                                                          60,609
                                                                     -----------
              HEALTH CARE DISTRIBUTORS (1.3%)
   172,267    Cardinal Health, Inc.                                       14,018
    64,923    McKesson Corp.                                              10,451
                                                                     -----------
                                                                          24,469
                                                                     -----------
              HEALTH CARE EQUIPMENT (1.5%)
   363,204    Varian Medical Systems, Inc.*                               28,014
                                                                     -----------
              HEALTH CARE SERVICES (0.7%)
   174,023    Express Scripts Holdings Co.*                               12,507
                                                                     -----------
              HEALTH CARE TECHNOLOGY (1.0%)
   336,639    Cerner Corp.*                                               19,528
                                                                     -----------
              MANAGED HEALTH CARE (1.9%)
   125,074    Aetna, Inc.                                                 12,738
    92,895    Anthem, Inc.                                                12,122
    93,924    Cigna Corp.                                                 12,548
                                                                     -----------
                                                                          37,408
                                                                     -----------
              PHARMACEUTICALS (4.7%)
   315,893    Merck & Co., Inc.                                           16,006
   378,614    Novartis AG ADR                                             29,521
   805,821    Novo Nordisk A/S ADR                                        45,021
                                                                     -----------
                                                                          90,548
                                                                     -----------
              Total Health Care                                          273,083
                                                                     -----------
              INDUSTRIALS (10.2%)
              ------------------
              AEROSPACE & DEFENSE (0.7%)
   110,072    Boeing Co.                                                  13,223
                                                                     -----------
              AIR FREIGHT & LOGISTICS (4.2%)
   802,606    Expeditors International of Washington, Inc.                36,213
   476,834    United Parcel Service, Inc. "B"                             44,441
                                                                     -----------
                                                                          80,654
                                                                     -----------
              AIRLINES (1.4%)
   207,013    Alaska Air Group, Inc.                                      14,574
   308,081    Southwest Airlines Co.                                      11,590
                                                                     -----------
                                                                          26,164
                                                                     -----------

================================================================================

12  | USAA GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES     SECURITY                                                     (000)
--------------------------------------------------------------------------------
              BUILDING PRODUCTS (0.7%)
   514,348    Masco Corp.                                            $    13,574
                                                                     -----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.5%)
   103,811    Cummins, Inc.                                                9,332
                                                                     -----------
              DIVERSIFIED SUPPORT SERVICES (0.7%)
   152,286    Cintas Corp.                                                13,084
                                                                     -----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
   126,181    Rockwell Automation, Inc.                                   12,059
                                                                     -----------
              INDUSTRIAL CONGLOMERATES (0.7%)
   159,897    Danaher Corp.                                               13,855
                                                                     -----------
              RESEARCH & CONSULTING SERVICES (0.7%)
   129,209    Equifax, Inc.                                               13,670
                                                                     -----------
              Total Industrials                                          195,615
                                                                     -----------
              INFORMATION TECHNOLOGY (38.1%)
              -----------------------------
              APPLICATION SOFTWARE (2.0%)
   532,721    Autodesk, Inc.*                                             24,942
   305,518    Synopsys, Inc.*                                             13,107
                                                                     -----------
                                                                          38,049
                                                                     -----------
              COMMUNICATIONS EQUIPMENT (6.0%)
 2,285,917    Cisco Systems, Inc.                                         54,382
   111,899    F5 Networks, Inc.*                                          10,494
   475,956    Juniper Networks, Inc.                                      11,232
   888,882    QUALCOMM, Inc.                                              40,302
                                                                     -----------
                                                                         116,410
                                                                     -----------
              DATA PROCESSING & OUTSOURCED SERVICES (5.0%)
   130,326    Automatic Data Processing, Inc.                             10,829
   216,293    Global Payments, Inc.                                       12,750
   254,565    Total System Services, Inc.                                 10,223
   829,237    Visa, Inc. "A"                                              61,770
                                                                     -----------
                                                                          95,572
                                                                     -----------
              ELECTRONIC COMPONENTS (0.7%)
   716,708    Corning, Inc.                                               13,338
                                                                     -----------
              HOME ENTERTAINMENT SOFTWARE (0.6%)
   197,366    Electronic Arts, Inc.*                                      12,739
                                                                     -----------
              INTERNET SOFTWARE & SERVICES (11.6%)
   715,500    Alibaba Group Holding Ltd. ADR*                             47,960
    68,348    Alphabet, Inc. "A"*                                         52,037

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES     SECURITY                                                     (000)
--------------------------------------------------------------------------------
    56,239    Alphabet, Inc. "C"*                                     $   41,783
   725,877    Facebook, Inc. "A"*                                         81,450
                                                                      ----------
                                                                         223,230
                                                                      ----------
              SEMICONDUCTOR EQUIPMENT (0.7%)
   180,841    Lam Research Corp.                                          12,983
                                                                      ----------
              SEMICONDUCTORS (2.8%)
    90,266    Analog Devices, Inc.                                         4,862
   568,576    ARM Holdings plc ADR                                        24,494
   142,049    Skyworks Solutions, Inc.                                     9,790
   286,281    Texas Instruments, Inc.                                     15,153
                                                                      ----------
                                                                          54,299
                                                                      ----------
              SYSTEMS SOFTWARE (6.2%)
   938,172    Microsoft Corp.                                             51,684
 1,862,310    Oracle Corp.                                                67,620
                                                                      ----------
                                                                         119,304
                                                                      ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.5%)
   119,331    Apple, Inc.                                                 11,616
   558,997    EMC Corp.                                                   13,846
   207,760    SanDisk Corp.                                               14,689
   167,944    Western Digital Corp.                                        8,058
                                                                      ----------
                                                                          48,209
                                                                      ----------
              Total Information Technology                               734,133
                                                                      ----------
              MATERIALS (0.6%)
              ---------------
              DIVERSIFIED CHEMICALS (0.6%)
   287,625    Dow Chemical Co.                                            12,080
                                                                      ----------
              Total Common Stocks                                      1,905,272
                                                                      ----------
              Total Equity Securities (cost: $1,392,881)               1,905,272
                                                                      ----------

              MONEY MARKET INSTRUMENTS (0.7%)

              MONEY MARKET FUNDS (0.7%)
14,117,092    State Street Institutional Liquid Reserves Fund
              Premier Class, 0.36%(a) (cost: $14,117)                     14,117
                                                                      ----------

              TOTAL INVESTMENTS (COST: $1,406,998)                    $1,919,389
                                                                      ==========

================================================================================

14  | USAA GROWTH FUND

================================================================================

---------------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------
                                       (LEVEL 1)             (LEVEL 2)            (LEVEL 3)
                                   QUOTED PRICES     OTHER SIGNIFICANT          SIGNIFICANT
                               IN ACTIVE MARKETS            OBSERVABLE         UNOBSERVABLE
ASSETS                      FOR IDENTICAL ASSETS                INPUTS               INPUTS         TOTAL
---------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                       $1,905,272                    $-                   $-    $1,905,272

Money Market Instruments:
  Money Market Funds                      14,117                     -                    -        14,117
---------------------------------------------------------------------------------------------------------
Total                                 $1,919,389                    $-                   $-    $1,919,389
---------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2015, through January 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 11.8% of net assets at January 31, 2016.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

16  | USAA GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,406,998)                       $1,919,389
   Receivables:
     Capital shares sold                                                                      6,118
     Dividends and interest                                                                   1,188
                                                                                         ----------
         Total assets                                                                     1,926,695
                                                                                         ----------
LIABILITIES
   Payables:
     Capital shares redeemed                                                                    942
   Accrued management fees                                                                    1,287
   Accrued transfer agent's fees                                                                 89
   Other accrued expenses and payables                                                          123
                                                                                         ----------
         Total liabilities                                                                    2,441
                                                                                         ----------
             Net assets applicable to capital shares outstanding                         $1,924,254
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $1,398,419
   Accumulated overdistribution of net investment income                                     (7,143)
   Accumulated net realized gain on investments                                              20,587
   Net unrealized appreciation of investments                                               512,391
                                                                                         ----------
             Net assets applicable to capital shares outstanding                         $1,924,254
                                                                                         ==========
   Net asset value, redemption price, and offering price per share:
         Fund Shares (net assets of $1,024,616/45,364 shares outstanding)                $    22.59
                                                                                         ==========
         Institutional Shares (net assets of $899,638/39,922
             shares outstanding)                                                         $    22.54
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $30)                                       $  13,599
   Interest                                                                                      14
                                                                                          ---------
      Total income                                                                           13,613
                                                                                          ---------
EXPENSES
   Management fees                                                                            7,966
   Administration and servicing fees:
      Fund Shares                                                                               916
      Institutional Shares                                                                      404
   Transfer agent's fees:
      Fund Shares                                                                               887
      Institutional Shares                                                                      404
   Custody and accounting fees:
      Fund Shares                                                                                67
      Institutional Shares                                                                       42
   Postage:
      Fund Shares                                                                                39
      Institutional Shares                                                                       28
   Shareholder reporting fees:
      Fund Shares                                                                                19
      Institutional Shares                                                                        5
   Trustees' fees                                                                                13
   Registration fees:
      Fund Shares                                                                                31
      Institutional Shares                                                                       41
   Professional fees                                                                             64
   Other                                                                                         16
                                                                                          ---------
         Total expenses                                                                      10,942
   Expenses paid indirectly:
      Fund Shares                                                                                (3)
      Institutional Shares                                                                       (3)
                                                                                          ---------
         Net expenses                                                                        10,936
                                                                                          ---------
NET INVESTMENT INCOME                                                                         2,677
                                                                                          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                                         31,207
   Change in net unrealized appreciation/(depreciation)                                    (177,715)
                                                                                          ---------
           Net realized and unrealized loss                                                (146,508)
                                                                                          ---------
   Decrease in net assets resulting from operations                                       $(143,831)
                                                                                          =========

See accompanying notes to financial statements.

================================================================================

18  | USAA GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

---------------------------------------------------------------------------------------------------
                                                                          1/31/2016       7/31/2015
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                  $    2,677      $    5,647
  Net realized gain on investments                                           31,207         153,331
  Change in net unrealized appreciation/(depreciation)
      of investments                                                       (177,715)        166,123
                                                                         --------------------------
      Increase (decrease) in net assets resulting from
            operations                                                     (143,831)        325,101
                                                                         --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
      Fund Shares                                                            (5,575)        (14,131)
      Institutional Shares                                                   (4,245)         (9,931)
                                                                         --------------------------
             Total distributions of net investment income                    (9,820)        (24,062)
                                                                         --------------------------
   Net realized gains:
       Fund Shares                                                          (75,648)        (67,618)
       Institutional Shares                                                 (49,069)        (46,698)
                                                                         --------------------------
             Total distributions of net realized gains                     (124,717)       (114,316)
                                                                         --------------------------
       Distributions to shareholders                                       (134,537)       (138,378)
                                                                         --------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                               (68,423)         49,443
  Institutional Shares                                                      142,974          72,793
                                                                         --------------------------
       Total net increase in net assets from
             capital share transactions                                      74,551         122,236
                                                                         --------------------------
   Net increase (decrease) in net assets                                   (203,817)        308,959

NET ASSETS
  Beginning of period                                                     2,128,071       1,819,112
                                                                         --------------------------
  End of period                                                          $1,924,254      $2,128,071
                                                                         ==========================
Accumulated overdistribution of net investment income:
  End of period                                                          $   (7,143)     $        -
                                                                         ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Growth Fund Shares (Fund Shares) and Growth Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

20  | USAA GROWTH FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has

================================================================================

22  | USAA GROWTH FUND

================================================================================

       been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $3,000 each. Additionally, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out

================================================================================

24  | USAA GROWTH FUND

================================================================================

    of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $6,000, which represents 2.9% of the total fees paid to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $208,051,000 and $275,855,000, respectively.

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $564,211,000 and $51,820,000, respectively, resulting in net unrealized appreciation of $512,391,000.

================================================================================

26  | USAA GROWTH FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                        SIX-MONTH PERIOD ENDED       YEAR ENDED
                                                           JANUARY 31, 2016         JULY 31, 2015
    -------------------------------------------------------------------------------------------------
                                                          SHARES     AMOUNT      SHARES       AMOUNT
                                                         --------------------------------------------
    FUND SHARES:
    Shares sold                                            3,756   $  91,828      8,489     $ 210,943
    Shares issued from reinvested
      dividends                                            3,267      80,214      3,305        80,688
    Shares redeemed                                      (10,372)   (240,465)    (9,724)     (242,188)
                                                         --------------------------------------------
    Net increase (decrease) from capital
      share transactions                                  (3,349)  $  (68,423)    2,070     $  49,443
                                                         =============================================
    INSTITUTIONAL SHARES:
    Shares sold                                            8,246   $  187,350     6,240     $ 153,659
    Shares issued from reinvested
      dividends                                            2,175       53,304     2,324        56,608
    Shares redeemed                                       (3,985)     (97,680)   (5,526)     (137,474)
                                                         --------------------------------------------
    Net increase from capital share
      transactions                                         6,436   $  142,974     3,038     $  72,793
                                                         =============================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of the 30 largest funds within the Lipper Large-Cap Growth Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
    -------------------------------------------------------------------------
    +/- 100 to 400                                     +/- 4
    +/- 401 to 700                                     +/- 5
    +/- 701 and greater                                +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of

================================================================================

28   | USAA GROWTH FUND

================================================================================

    overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $7,966,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $205,000 and $153,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.03% and 0.04%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Loomis, Sayles & Company, L.P. (Loomis Sayles) and Renaissance Investment Management (Renaissance), under which Loomis Sayles and Renaissance each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Loomis Sayles, of $1,250,000.

    The Manager (not the Fund) pays Renaissance a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that Renaissance manages. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Renaissance, of $781,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $916,000 and $404,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $26,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $887,000 and $404,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fees or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2016,

================================================================================

30  | USAA GROWTH FUND

================================================================================

the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative                                            0.1
USAA Cornerstone Equity                                                  0.3
USAA Target Retirement Income                                            0.4
USAA Target Retirement 2020                                              1.1
USAA Target Retirement 2030                                              2.7
USAA Target Retirement 2040                                              3.4
USAA Target Retirement 2050                                              1.8
USAA Target Retirement 2060                                              0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                            YEAR ENDED JULY 31,
                           -----------------------------------------------------------------------------------
                                 2016           2015           2014         2013            2012          2011
                           -----------------------------------------------------------------------------------
Net asset value at
  beginning of period      $    25.91     $    23.62     $    20.05     $  15.71      $    15.10      $  12.52
                           -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .02            .28            .11          .13             .06           .04
  Net realized and
    unrealized gain (loss)      (1.67)          3.73           3.63         4.28             .59          2.55
                           -----------------------------------------------------------------------------------
Total from investment
  operations                    (1.65)          4.01           3.74         4.41             .65          2.59
                           -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income          (.11)          (.28)          (.17)        (.07)           (.04)         (.01)
  Realized capital gains        (1.56)         (1.44)             -            -               -             -
                           -----------------------------------------------------------------------------------
Total distributions             (1.67)         (1.72)          (.17)        (.07)           (.04)         (.01)
                           -----------------------------------------------------------------------------------
Net asset value at
  end of period            $    22.59     $    25.91     $    23.62     $  20.05      $    15.71      $  15.10
                           ===================================================================================
Total Return(%)*                (6.87)         17.50          18.71        28.13            4.37         20.67
Net assets at end
  of period (000)          $1,024,616     $1,262,075     $1,101,533     $796,024      $1,035,999      $794,896
Ratios to average
  net assets:**
  Expenses(%)(a)                 1.12(b)        1.08(c)        1.00         1.00            1.00          1.00
  Expenses, excluding
    reimbursements(%)(a)         1.12(b)        1.11           1.12         1.19            1.17          1.17
  Net investment
    income (%)                    .23(b)         .25            .39          .51             .42           .30
Portfolio turnover(%)              10             31             31           28              43            39(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $1,212,523,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                 (.01%)         (.00%)(+)      (.00%)(+)    (.00%)(+)        (.00%)(+)    (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.00% of the Fund Shares' average net assets.
(d) Reflects overall decrease in purchases and sales of securities.

================================================================================

32  | USAA GROWTH FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                            PERIOD ENDED
                             JANUARY 31,                            YEAR ENDED JULY 31,
                           -----------------------------------------------------------------------------------
                               2016           2015           2014           2013           2012           2011
                           -----------------------------------------------------------------------------------
Net asset value at
  beginning of period      $  25.86       $  23.57       $  20.02       $  15.71       $  15.11       $  12.52
                           -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income         .04(a)         .30            .10            .10(a)         .06            .06
  Net realized and
    unrealized gain (loss)    (1.67)(a)       3.72           3.62           4.32(a)         .60           2.54
                           -----------------------------------------------------------------------------------
Total from investment
  operations                  (1.63)(a)       4.02           3.72           4.42(a)         .66           2.60
                           -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income        (.13)          (.29)          (.17)          (.11)          (.06)          (.01)
  Realized capital gains      (1.56)         (1.44)             -              -              -              -
                           -----------------------------------------------------------------------------------
Total distributions           (1.69)         (1.73)          (.17)          (.11)          (.06)          (.01)
                           -----------------------------------------------------------------------------------
Net asset value at
  end of period            $  22.54       $  25.86       $  23.57       $  20.02       $  15.71       $  15.11
                           ===================================================================================
Total return(%)*              (6.82)         17.57          18.66          28.22           4.44          20.79
Net assets at end of
  period (000)             $899,638       $865,996       $717,579       $664,513       $233,849       $157,225
Ratios to average
  net assets:**
  Expenses(%)(b)               1.03(e)        1.01           1.00            .99            .95            .86(d)
  Expenses, excluding
    reimbursements(%)(b)       1.03(e)        1.01           1.00            .99            .95            .86
  Net investment income(%)      .31(e)         .31            .39            .53            .46            .43
Portfolio turnover(%)            10             31             31             28             43             39(f)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $802,332,000.
(a) Calculated using average shares. For the six-month period ended
    January 31, 2016, average shares were 33,477,000.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.87% of the Institutional Shares' average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(f) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

34  | USAA GROWTH FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING               ENDING               DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE          AUGUST 1, 2015 -
                                         AUGUST 1, 2015        JANUARY 31, 2016        JANUARY 31, 2016
                                       -----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $  931.30                  $5.39

Hypothetical
  (5% return before expenses)               1,000.00               1,019.56                   5.63

INSTITUTIONAL SHARES
Actual                                      1,000.00                 931.80                   5.00

Hypothetical
  (5% return before expenses)               1,000.00               1,019.96                   5.23

*Expenses are equal to the annualized expense ratio of 1.11% for Fund Shares and 1.03% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (6.87)% for Fund Shares and (6.82)% for Institutional Shares for the six-month period of August 1, 2015, through January 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  35

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23420-0316                                (C)2016, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA GROWTH & INCOME FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       JANUARY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO MAKE          [PHOTO OF BROOKS ENGLEHARDT]
HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         21

    Financial Statements                                                      22

    Notes to Financial Statements                                             26

EXPENSE EXAMPLE                                                               43

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202739-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GROWTH & INCOME FUND (THE FUND) SEEKS CAPITAL GROWTH WITH A SECONDARY INVESTMENT OBJECTIVE OF CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company           Barrow, Hanley, Mewhinney & Strauss, LLC
    JOHN B. JARES, CFA                      MARK GIAMBRONE
    JOHN P. TOOHEY, CFA                     MICHAEL B. NAYFA, CFA
                                            TERRY L. PELZEL, CFA

--------------------------------------------------------------------------------

o   PLEASE DISCUSS THE MARKET BACKDROP DURING THE REPORTING PERIOD.

    Stocks finished notably lower for the reporting period ended January 31, 2016. Financial markets also exhibited a lot of volatility over the reporting period as China's policy with regard to its currency, global central bank policies, disappointing economic growth, weakening global trade, lower oil prices, higher high-yield credit spreads, and impacts from the strength of the U.S. dollar dominated the headlines. China concerns drove the biggest moves during the reporting period as the government's mid-August 2015 devaluation of the renminbi in the face of the Chinese economy's slowing growth raised fears of a global currency war and helped drive investor risk aversion that led to a sell-off in equities and other risk assets. Uncertainty over China's future economic growth intensified through the end of September 2015, further weakening commodities markets and suppressing any recovery in stock prices. U.S. equities rebounded in October 2015 as worries over China eased momentarily. U.S. employment numbers exceeded expectations, and markets increasingly focused on the Federal Reserve's (the Fed) December 16, 2015, meeting as a likely candidate for the first increase in the benchmark federal funds rate. The Fed's 25 basis point rate increase to short term interest rates during December 2015 was received as a positive sign with respect to the path of the U.S. economy, and investors anticipated an incremental but fairly steady pace with respect to future increases. However, the period of relatively optimistic sentiment proved short-lived. A resumption of the drop in oil prices as 2016 opened

================================================================================

2  | USAA GROWTH & INCOME FUND

================================================================================

    raised alarms that the global demand outlook had further deteriorated, leading to substantial losses for equities in January 2016.

o HOW DID THE USAA GROWTH & INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended January 31, 2016, the Fund Shares and Adviser Shares had total returns of -11.41% and -11.51%, respectively. This compares to returns of -8.53% for the Russell 3000(R) Index (the Index) and -10.28% for the Lipper Multi-Cap Core Funds Index. The Institutional Shares commenced operation on August 7, 2015, and from that time through January 31, 2016, had a total return of -11.79%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS) is the subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o HOW DID BHMS' VALUE-ORIENTED PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    Within BHMS' portion of the Fund, stock selection within financials was the leading detractor from performance relative to the benchmark. Stock selection within industrials and an underweight to utilities also detracted from performance. Conversely, issue selection within information technology was the leading contributor to performance, followed by stock selection in consumer discretionary and consumer staples. Within financials, their position in American Express Co. (American Express)

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    was a leading individual detractor from performance, as the company saw its shares negatively affected by flat earnings, driven largely by heightened competition within the consumer finance segment. The Fund has maintained the position as BHMS believes that American Express' earnings growth can be expected to resume over time. Another straggler within financials was the investment manager/custodian bank State Street Corp. (State Street), whose shares tend to be highly sensitive to stock market and interest rate movements. BHMS believes that State Street's shares are trading at a substantially discounted valuation and has maintained the position. The leading positive contribution to performance came from holdings in Reynolds American Inc., which saw its shares benefit from the company's stable business model against a backdrop of heightened uncertainty. The company continues to offer strong cash flows and an attractive dividend. Lastly, BHMS' focus on valuation was rewarded, as a position in the chip industry pioneer Fairchild Semiconductor International, Inc.* rose on news of a proposed acquisition.

    With markets on edge over faltering Chinese growth and the ripple effects from weakness in crude oil prices, we believe that the Fed will proceed even more incrementally in its normalization of short-term interest rates, and that there may likely be upward pressure on long-term interest rates. While this scenario is not necessarily supportive of BHMS' focus on valuation, they remain steadfast in their commitment to not overpay for utilities, real estate investment trusts (REITs), and other dividend-oriented stocks. BHMS will continue to focus on broad measures of valuation, including low-payout ratios and solid earnings prospects that together suggest the potential for long-term growth in dividends.

o   HOW DID THE MANAGER'S PORTION OF THE FUND PERFORM DURING THE REPORTING
    PERIOD?

    For the reporting period ended January 31, 2016, the Manager's portion of the Fund substantially underperformed the Index. The vast majority of the underperformance took place in January 2016, as U.S. and world markets endured a major bout of volatility. Investors shunned

    *Fairchild Semiconductor International, Inc. was sold out of the Fund prior to January 31, 2016.

================================================================================

4  | USAA GROWTH & INCOME FUND

================================================================================

    economically sensitive stocks as they instead sought the relative safety of consumer staples and utilities stocks. Concern over slowing growth in China, falling crude oil prices, and a strengthening U.S. dollar ignited fears of a global recession. Many of the Fund's holdings managed by the Manager suffered during the reporting period as investors generally sold stocks without regard to their steady fundamentals.

    The bottom-performing sectors in the portfolio were consumer discretionary, industrials, and financials, while top-performing sectors included information technology, materials, and health care. The Fund's holdings in cruise line stocks represented the largest detractor from performance within the consumer sectors, as recessionary concerns rose and fears of a spreading Zika virus spurred a sell-off. In addition, railroad and airlines positions suffered within the industrial sector, driven by a strengthening U.S. dollar and plummeting oil and coal prices. Additionally, financial holdings dipped after the Fed raised interest rates on December 16, 2015, and investors fretted over the pace of economic growth and future Fed interest rate increases. Conversely, technology positions performed well thanks to the Fund's holdings in Internet and social media stocks. Also, the Fund's positions in the materials sector performed relatively well thanks to an underweight in the sector, along with holdings in companies that have no revenue exposure to China. Lastly, health care was additive based on the Fund's underweight positioning.

    Despite the severe bout of volatility that has been recently experienced, the fundamental performance of Manager's portion of the Fund continues to be strong. The Manager firmly believes that over time fears of a global recession will subside, and that the Fund's holdings will recover from recent losses as the market returns to a focus on fundamentals.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Investing in REITs has some of the same risks associated with the direct ownership of real estate.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GROWTH & INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USGRX)


--------------------------------------------------------------------------------
                                    1/31/16                          7/31/15
--------------------------------------------------------------------------------

Net Assets                        $1.3 Billion                  $1.6 Billion
Net Asset Value Per Share            $18.40                        $22.00


--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
  7/31/15-1/31/16*             1 YEAR             5 YEARS              10 YEARS

      -11.41%                  -4.38%              8.36%                 4.73%


--------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
  1 YEAR                           5 YEARS                             10 YEARS

  -0.53%                            10.52%                               5.91%


--------------------------------------------------------------------------------
                     EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------

                                 0.93%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA GROWTH & INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                           LIPPER MULTI-CAP        USAA GROWTH &
                                              CORE FUNDS           INCOME FUND
                    RUSSELL 3000 INDEX           INDEX                SHARES
 1/31/2006             $10,000.00            $10,000.00             $10,000.00
 2/28/2006              10,017.78              9,960.25               9,931.94
 3/31/2006              10,190.94             10,182.24              10,023.50
 4/30/2006              10,301.50             10,308.38              10,154.56
 5/31/2006               9,971.69              9,951.29               9,667.01
 6/30/2006               9,989.33              9,921.97               9,684.45
 7/31/2006               9,979.98              9,803.06               9,532.07
 8/31/2006              10,224.12             10,035.07               9,621.40
 9/30/2006              10,452.99             10,250.55               9,937.20
10/31/2006              10,829.27             10,631.89              10,247.74
11/30/2006              11,064.89             10,883.69              10,537.22
12/31/2006              11,197.40             11,005.40              10,588.17
 1/31/2007              11,410.53             11,245.28              10,898.90
 2/28/2007              11,223.35             11,097.06              10,711.29
 3/31/2007              11,340.17             11,214.03              10,893.04
 4/30/2007              11,793.17             11,650.15              11,250.67
 5/31/2007              12,222.94             12,086.33              11,795.91
 6/30/2007              11,994.03             11,981.67              11,678.65
 7/31/2007              11,585.00             11,598.34              11,291.71
 8/31/2007              11,751.29             11,673.23              11,391.37
 9/30/2007              12,179.71             12,080.06              11,807.63
10/31/2007              12,403.14             12,323.51              12,188.71
11/30/2007              11,844.77             11,769.75              11,672.79
12/31/2007              11,773.09             11,662.36              11,593.42
 1/31/2008              11,059.50             11,007.41              10,787.57
 2/29/2008              10,716.00             10,717.38              10,401.58
 3/31/2008              10,652.51             10,566.55              10,252.60
 4/30/2008              11,185.23             11,097.63              10,841.75
 5/31/2008              11,414.38             11,369.63              11,119.39
 6/30/2008              10,472.45             10,463.14              10,260.74
 7/31/2008              10,388.93             10,310.03              10,077.51
 8/31/2008              10,550.28             10,408.44              10,158.94
 9/30/2008               9,558.30              9,247.89               9,092.71
10/31/2008               7,863.04              7,500.90               7,372.10
11/30/2008               7,242.34              6,846.31               6,685.21
12/31/2008               7,380.89              7,061.78               6,787.24
 1/31/2009               6,761.48              6,562.39               6,281.95
 2/28/2009               6,053.18              5,955.33               5,715.21
 3/31/2009               6,583.40              6,436.27               6,197.57
 4/30/2009               7,276.20              7,269.89               6,896.08
 5/31/2009               7,664.43              7,718.22               7,265.88
 6/30/2009               7,690.55              7,711.29               7,200.83
 7/31/2009               8,289.15              8,350.95               7,783.75
 8/31/2009               8,585.33              8,635.62               8,051.21
 9/30/2009               8,945.03              9,027.33               8,438.63
10/31/2009               8,714.96              8,763.38               8,246.37
11/30/2009               9,210.18              9,241.50               8,727.01
12/31/2009               9,472.64              9,554.64               8,977.42
 1/31/2010               9,131.18              9,203.08               8,626.58
 2/28/2010               9,440.74              9,513.06               8,956.79
 3/31/2010              10,035.76             10,098.25               9,509.85
 4/30/2010              10,252.34             10,294.79               9,675.12
 5/31/2010               9,442.43              9,484.67               8,876.32
 6/30/2010               8,899.61              9,011.91               8,339.91
 7/31/2010               9,517.44              9,594.84               9,009.04
 8/31/2010               9,069.42              9,166.61               8,505.47
 9/30/2010               9,925.73             10,003.03               9,376.65
10/31/2010              10,313.60             10,425.93               9,742.87
11/30/2010              10,373.14             10,464.22               9,756.69
12/31/2010              11,076.33             11,143.48              10,407.58
 1/31/2011              11,318.25             11,410.28              10,629.17
 2/28/2011              11,730.33             11,803.29              10,933.85
 3/31/2011              11,783.24             11,854.83              10,920.73
 4/30/2011              12,133.96             12,201.30              11,295.15
 5/31/2011              11,995.51             12,032.37              11,156.48
 6/30/2011              11,780.08             11,819.84              10,940.31
 7/31/2011              11,510.32             11,541.93              10,586.05
 8/31/2011              10,819.76             10,721.24               9,905.32
 9/30/2011               9,980.19              9,806.52               9,085.17
10/31/2011              11,128.84             10,890.60              10,199.06
11/30/2011              11,098.76             10,826.58              10,115.52
12/31/2011              11,189.99             10,830.60              10,144.80
 1/31/2012              11,754.67             11,423.53              10,738.27
 2/29/2012              12,251.92             11,917.77              11,206.06
 3/31/2012              12,629.86             12,199.83              11,498.33
 4/30/2012              12,547.02             12,083.02              11,302.49
 5/31/2012              11,771.38             11,255.23              10,414.24
 6/30/2012              12,232.41             11,635.92              10,742.82
 7/31/2012              12,353.57             11,742.01              10,826.97
 8/31/2012              12,661.89             12,050.14              11,205.63
 9/30/2012              12,994.39             12,369.14              11,475.35
10/31/2012              12,770.26             12,218.04              11,257.51
11/30/2012              12,869.15             12,372.35              11,306.70
12/31/2012              13,026.86             12,579.84              11,412.33
 1/31/2013              13,741.65             13,294.64              12,033.02
 2/28/2013              13,923.76             13,421.75              12,110.61
 3/31/2013              14,469.39             13,930.39              12,497.34
 4/30/2013              14,706.23             14,100.63              12,688.19
 5/31/2013              15,053.16             14,458.68              13,119.38
 6/30/2013              14,857.92             14,242.75              12,938.37
 7/31/2013              15,672.25             15,038.75              13,739.04
 8/31/2013              15,234.75             14,641.29              13,363.51
 9/30/2013              15,801.12             15,232.09              13,876.85
10/31/2013              16,472.31             15,820.46              14,551.18
11/30/2013              16,950.35             16,243.94              15,076.44
12/31/2013              17,397.55             16,678.08              15,510.15
 1/31/2014              16,847.90             16,158.67              14,976.79
 2/28/2014              17,647.10             16,920.52              15,652.38
 3/31/2014              17,740.76             16,954.61              15,703.59
 4/30/2014              17,762.29             16,898.84              15,667.88
 5/31/2014              18,149.88             17,280.70              16,082.07
 6/30/2014              18,605.12             17,721.23              16,450.02
 7/31/2014              18,238.09             17,349.44              16,185.27
 8/31/2014              19,003.26             18,015.65              16,886.49
 9/30/2014              18,607.14             17,572.84              16,622.31
10/31/2014              19,119.09             17,981.48              16,851.78
11/30/2014              19,582.42             18,354.74              17,239.02
12/31/2014              19,582.19             18,355.78              17,249.32
 1/31/2015              19,037.19             17,859.15              16,608.35
 2/28/2015              20,139.46             18,884.88              17,630.66
 3/31/2015              19,934.72             18,752.03              17,377.58
 4/30/2015              20,024.89             18,821.63              17,580.88
 5/31/2015              20,301.87             19,103.01              17,979.34
 6/30/2015              19,962.21             18,779.28              17,696.95
 7/31/2015              20,296.08             18,955.61              17,925.09
 8/31/2015              19,070.82             17,857.33              16,808.85
 9/30/2015              18,515.10             17,241.97              16,234.95
10/31/2015              19,977.52             18,478.60              17,540.93
11/30/2015              20,088.26             18,585.87              17,622.55
12/31/2015              19,675.94             18,086.40              17,157.99
 1/31/2016              18,565.73             17,006.27              15,880.64

                                   [END CHART]

                       Data from 1/31/06 through 1/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Shares to the following benchmarks:

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA GROWTH & INCOME FUND INSTITUTIONAL SHARES* (INSTITUTIONAL SHARES) (Ticker Symbol: UIGIX)


--------------------------------------------------------------------------------
                                                                    1/31/16
--------------------------------------------------------------------------------

Net Assets                                                       $104.7 Million
Net Asset Value Per Share                                            $18.39


--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/16
--------------------------------------------------------------------------------
                                 SINCE INCEPTION 8/7/15**

                                         -11.79%

--------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
                                 SINCE INCEPTION 8/7/15**

                                          -4.74%

--------------------------------------------------------------------------------
                             EXPENSE RATIOS AS OF 7/31/15***
--------------------------------------------------------------------------------

  BEFORE REIMBURSEMENT        0.98%           AFTER REIMBURSEMENT       0.85%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The Institutional Shares commenced operations on August 7, 2015.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

***The expense ratios are reported in the Fund's prospectus dated
December 1, 2015, and are based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through
December 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.85% of the Institutional Shares' average net assets. If the total annual operating expense ratio of the Institutional Shares is lower than 0.85%, the Institutional Shares will operate at that lower expense ratio. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2016. These estimated expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA GROWTH & INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                            LIPPER MULTI-CAP        USAA GROWTH &
                                              CORE FUNDS             INCOME FUND
                   RUSSELL 3000 INDEX            INDEX          INSTITUTIONAL SHARES
 7/31/2015             $10,000.00             $10,000.00             $10,000.00
 8/31/2015               9,396.30               9,420.60               9,334.84
 9/30/2015               9,122.50               9,095.97               9,016.07
10/31/2015               9,843.04               9,748.35               9,741.71
11/30/2015               9,897.61               9,804.94               9,787.06
12/31/2015               9,694.45               9,541.45               9,526.05
 1/31/2016               9,147.45               8,971.62               8,820.94

                                   [END CHART]

                       Data from 7/31/15 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

*The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated from the end of the month, July 31, 2015, while the Institutional Shares' inception date is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA GROWTH & INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: USGIX)

-----------------------------------------------------------------------------------------
                                             1/31/16                       7/31/15
-----------------------------------------------------------------------------------------
Net Assets                                 $7.6 Million                  $9.1 Million
Net Asset Value Per Share                     $18.35                       $21.93

-----------------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
-----------------------------------------------------------------------------------------
    7/31/15-1/31/16*           1 YEAR         5 YEAR          SINCE INCEPTION 8/01/10
         -11.51%               -4.58%          8.02%                 10.09%

-----------------------------------------------------------------------------------------
                       AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
-----------------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                   SINCE INCEPTION 8/01/10
    -0.83%                           10.17%                            11.83%

-----------------------------------------------------------------------------------------
                              EXPENSE RATIOS AS OF 7/31/15**
-----------------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT          1.27%             AFTER REIMBURSEMENT         1.20%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.20% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2016. If the total annual operating expense ratio of the Adviser Shares is lower than 1.20%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

10  | USAA GROWTH & INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                              LIPPER MULTI-CAP     USAA GROWTH &
                                                 CORE FUNDS         INCOME FUND
                    RUSSELL 3000 INDEX             INDEX           ADVISER SHARES
 7/31/2010              $10,000.00              $10,000.00           $10,000.00
 8/31/2010                9,529.27                9,553.69             9,242.88
 9/30/2010               10,429.00               10,425.42            10,181.90
10/31/2010               10,836.53               10,866.19            10,572.36
11/30/2010               10,899.09               10,906.09            10,594.88
12/31/2010               11,637.93               11,614.04            11,294.92
 1/31/2011               11,892.12               11,892.10            11,535.56
 2/28/2011               12,325.09               12,301.71            11,858.92
 3/31/2011               12,380.68               12,355.43            11,843.03
 4/30/2011               12,749.19               12,716.53            12,249.34
 5/31/2011               12,603.72               12,540.46            12,091.33
 6/30/2011               12,377.37               12,318.96            11,856.29
 7/31/2011               12,093.93               12,029.32            11,464.60
 8/31/2011               11,368.35               11,173.96            10,726.40
 9/30/2011               10,486.22               10,220.62             9,836.31
10/31/2011               11,693.10               11,350.48            11,035.68
11/30/2011               11,661.50               11,283.76            10,945.16
12/31/2011               11,757.35               11,287.94            10,972.69
 1/31/2012               12,350.66               11,905.91            11,615.47
 2/29/2012               12,873.13               12,421.03            12,114.58
 3/31/2012               13,270.23               12,714.99            12,431.21
 4/30/2012               13,183.19               12,593.26            12,211.66
 5/31/2012               12,368.22               11,730.51            11,257.74
 6/30/2012               12,852.62               12,127.27            11,605.30
 7/31/2012               12,979.93               12,237.85            11,696.32
 8/31/2012               13,303.88               12,558.98            12,098.34
 9/30/2012               13,653.24               12,891.45            12,389.98
10/31/2012               13,417.75               12,733.97            12,154.49
11/30/2012               13,521.65               12,894.80            12,200.07
12/31/2012               13,687.36               13,111.05            12,299.97
 1/31/2013               14,438.39               13,856.03            12,962.98
 2/28/2013               14,629.74               13,988.51            13,046.81
 3/31/2013               15,203.03               14,518.63            13,461.18
 4/30/2013               15,451.88               14,696.06            13,659.59
 5/31/2013               15,816.40               15,069.23            14,125.08
 6/30/2013               15,611.25               14,844.19            13,925.21
 7/31/2013               16,466.88               15,673.79            14,781.20
 8/31/2013               16,007.19               15,259.55            14,376.13
 9/30/2013               16,602.28               15,875.29            14,917.60
10/31/2013               17,307.51               16,488.51            15,644.36
11/30/2013               17,809.78               16,929.88            16,202.81
12/31/2013               18,279.65               17,382.35            16,664.88
 1/31/2014               17,702.13               16,841.00            16,090.50
 2/28/2014               18,541.85               17,635.03            16,810.40
 3/31/2014               18,640.27               17,670.55            16,868.28
 4/30/2014               18,662.89               17,612.44            16,822.15
 5/31/2014               19,070.13               18,010.42            17,268.07
 6/30/2014               19,548.45               18,469.56            17,661.32
 7/31/2014               19,162.81               18,082.06            17,368.75
 8/31/2014               19,966.78               18,776.40            18,107.85
 9/30/2014               19,550.58               18,314.90            17,831.45
10/31/2014               20,088.48               18,740.79            18,070.43
11/30/2014               20,575.30               19,129.82            18,479.02
12/31/2014               20,575.07               19,130.90            18,481.06
 1/31/2015               20,002.43               18,613.30            17,783.67
 2/28/2015               21,160.59               19,682.34            18,882.07
 3/31/2015               20,945.47               19,543.89            18,608.20
 4/30/2015               21,040.21               19,616.42            18,817.77
 5/31/2015               21,331.23               19,909.68            19,236.92
 6/30/2015               20,974.35               19,572.29            18,938.40
 7/31/2015               21,325.15               19,756.06            19,174.48
 8/31/2015               20,037.76               18,611.40            17,976.62
 9/30/2015               19,453.87               17,970.06            17,358.12
10/31/2015               20,990.44               19,258.91            18,749.22
11/30/2015               21,106.80               19,370.71            18,827.96
12/31/2015               20,673.57               18,850.14            18,327.67
 1/31/2016               19,507.07               17,724.40            16,968.35

                                   [END CHART]

                       Data from 7/31/10 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/16 o
                                (% of Net Assets)

Norwegian Cruise Line Holdings Ltd. .....................................   2.6%
Microsoft Corp. .........................................................   2.1%
Facebook, Inc. "A" ......................................................   2.0%
Alphabet, Inc. "A" ......................................................   1.7%
Citigroup, Inc. .........................................................   1.7%
Canadian Pacific Railway Ltd. ...........................................   1.7%
Juniper Networks, Inc. ..................................................   1.6%
NXP Semiconductors N.V. .................................................   1.6%
Royal Caribbean Cruises Ltd. ............................................   1.5%
American International Group, Inc. ......................................   1.5%

                         o SECTOR ALLOCATION - 1/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                 19.4%
INFORMATION TECHNOLOGY                                                     19.2%
CONSUMER DISCRETIONARY                                                     16.5%
INDUSTRIALS                                                                16.0%
HEALTH CARE                                                                11.1%
CONSUMER STAPLES                                                            5.9%
ENERGY                                                                      5.5%
MATERIALS                                                                   3.2%
TELECOMMUNICATION SERVICES                                                  1.8%
MONEY MARKET INSTRUMENTS                                                    2.0%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-20.

*Does not include money market instruments.

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (98.6%)

             COMMON STOCKS (98.6%)

             CONSUMER DISCRETIONARY (16.5%)
             ------------------------------
             APPAREL, ACCESSORIES & LUXURY GOODS (0.8%)
   348,400   Hanesbrands, Inc.                                                                     $   10,651
                                                                                                   ----------
             AUTO PARTS & EQUIPMENT (2.2%)
   100,000   BorgWarner, Inc.                                                                           2,936
   190,930   Delphi Automotive plc                                                                     12,399
   426,600   Johnson Controls, Inc.                                                                    15,302
                                                                                                   ----------
                                                                                                       30,637
                                                                                                   ----------
             CABLE & SATELLITE (0.7%)
   171,100   Comcast Corp. "A"                                                                          9,532
                                                                                                   ----------
             CASINOS & GAMING (1.2%)
   126,610   Las Vegas Sands Corp.                                                                      5,710
   548,600   MGM Resorts International*                                                                11,016
                                                                                                   ----------
                                                                                                       16,726
                                                                                                   ----------
             GENERAL MERCHANDISE STORES (1.2%)
    52,900   Dollar General Corp.                                                                       3,970
   172,090   Target Corp.                                                                              12,463
                                                                                                   ----------
                                                                                                       16,433
                                                                                                   ----------
             HOME IMPROVEMENT RETAIL (1.0%)
   115,890   Home Depot, Inc.                                                                          14,574
                                                                                                   ----------
             HOMEBUILDING (0.6%)
     5,055   NVR, Inc.*                                                                                 8,346
                                                                                                   ----------
             HOTELS, RESORTS & CRUISE LINES (5.1%)
   188,900   Carnival Corp.                                                                             9,092
   275,100   Hilton Worldwide Holdings, Inc.                                                            4,900
   797,100   Norwegian Cruise Line Holdings Ltd.*                                                      36,164
   260,300   Royal Caribbean Cruises Ltd.                                                              21,334
                                                                                                   ----------
                                                                                                       71,490
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             INTERNET RETAIL (1.7%)
    34,810   Amazon.com, Inc.*                                                                     $   20,433
    38,000   Expedia, Inc.                                                                              3,840
                                                                                                   ----------
                                                                                                       24,273
                                                                                                   ----------
             LEISURE FACILITIES (0.6%)
   431,800   SeaWorld Entertainment, Inc.                                                               8,230
                                                                                                   ----------
             MOVIES & ENTERTAINMENT (1.1%)
   154,600   Walt Disney Co.                                                                           14,814
                                                                                                   ----------
             SPECIALTY STORES (0.3%)
    73,590   Tiffany & Co.                                                                              4,698
                                                                                                   ----------
             Total Consumer Discretionary                                                             230,404
                                                                                                   ----------
             CONSUMER STAPLES (5.9%)
             -----------------------
             DRUG RETAIL (1.5%)
   117,775   CVS Health Corp.                                                                          11,376
   115,860   Walgreens Boots Alliance, Inc.                                                             9,236
                                                                                                   ----------
                                                                                                       20,612
                                                                                                   ----------
             FOOD RETAIL (0.5%)
   180,000   Kroger Co.                                                                                 6,986
                                                                                                   ----------
             HOUSEHOLD PRODUCTS (1.0%)
   165,715   Procter & Gamble Co.                                                                      13,537
                                                                                                   ----------
             SOFT DRINKS (0.7%)
    98,700   PepsiCo, Inc.                                                                              9,801
                                                                                                   ----------
             TOBACCO (2.2%)
   189,300   Altria Group, Inc.                                                                        11,568
    81,500   Philip Morris International, Inc.                                                          7,336
   244,626   Reynolds American, Inc.                                                                   12,219
                                                                                                   ----------
                                                                                                       31,123
                                                                                                   ----------
             Total Consumer Staples                                                                    82,059
                                                                                                   ----------
             ENERGY (5.5%)
             -------------
             INTEGRATED OIL & GAS (1.9%)
   285,700   BP plc ADR                                                                                 9,248
    97,800   Chevron Corp.                                                                              8,457
   130,600   Occidental Petroleum Corp.                                                                 8,989
                                                                                                   ----------
                                                                                                       26,694
                                                                                                   ----------
             OIL & GAS EQUIPMENT & SERVICES (0.7%)
   393,200   Fairmount Santrol Holdings Inc.*                                                             963
   252,650   Halliburton Co.                                                                            8,032
                                                                                                   ----------
                                                                                                        8,995
                                                                                                   ----------

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             OIL & GAS EXPLORATION & PRODUCTION (2.5%)
   151,540   Cimarex Energy Co.                                                                    $   14,093
   166,900   ConocoPhillips                                                                             6,523
   195,000   EOG Resources, Inc.                                                                       13,849
                                                                                                   ----------
                                                                                                       34,465
                                                                                                   ----------
             OIL & GAS REFINING & MARKETING (0.4%)
    74,100   Phillips 66                                                                                5,939
                                                                                                   ----------
             Total Energy                                                                              76,093
                                                                                                   ----------
             FINANCIALS (19.4%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (2.8%)
   179,640   Ameriprise Financial, Inc.                                                                16,284
   252,500   Bank of New York Mellon Corp.                                                              9,146
   236,400   Invesco Ltd.                                                                               7,075
   126,700   State Street Corp.                                                                         7,061
                                                                                                   ----------
                                                                                                       39,566
                                                                                                   ----------
             CONSUMER FINANCE (3.0%)
   116,400   American Express Co.                                                                       6,227
   300,100   Capital One Financial Corp.                                                               19,693
   137,200   Discover Financial Services                                                                6,282
   515,720   Navient Corp.                                                                              4,930
   797,120   SLM Corp.*                                                                                 5,102
                                                                                                   ----------
                                                                                                       42,234
                                                                                                   ----------
             DIVERSIFIED BANKS (4.8%)
 1,384,900   Bank of America Corp.                                                                     19,582
   557,200   Citigroup, Inc.                                                                           23,726
   188,955   JPMorgan Chase & Co.                                                                      11,243
   232,935   Wells Fargo & Co.                                                                         11,700
                                                                                                   ----------
                                                                                                       66,251
                                                                                                   ----------
             INVESTMENT BANKING & BROKERAGE (2.0%)
   397,900   Charles Schwab Corp.                                                                      10,158
   265,900   E*Trade Financial Corp.*                                                                   6,265
   430,700   Morgan Stanley                                                                            11,147
                                                                                                   ----------
                                                                                                       27,570
                                                                                                   ----------
             MULTI-LINE INSURANCE (1.5%)
   375,115   American International Group, Inc.                                                        21,186
                                                                                                   ----------
             REGIONAL BANKS (2.3%)
   370,300   Fifth Third Bancorp                                                                        5,851
   289,100   First Niagara Financial Group, Inc.                                                        2,830
   706,100   KeyCorp                                                                                    7,880

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
   490,000   People's United Financial, Inc.                                                       $    7,041
   103,250   PNC Financial Services Group, Inc.                                                         8,947
                                                                                                   ----------
                                                                                                       32,549
                                                                                                   ----------
             SPECIALIZED FINANCE (2.4%)
   177,070   CME Group, Inc.                                                                           15,910
    67,020   Intercontinental Exchange, Inc.                                                           17,680
                                                                                                   ----------
                                                                                                       33,590
                                                                                                   ----------
             THRIFTS & MORTGAGE FINANCE (0.6%)
   538,300   New York Community Bancorp, Inc.                                                           8,333
                                                                                                   ----------
             Total Financials                                                                         271,279
                                                                                                   ----------
             HEALTH CARE (11.1%)
             -------------------
             BIOTECHNOLOGY (1.2%)
    98,300   AbbVie, Inc.                                                                               5,396
    58,280   Amgen, Inc.                                                                                8,901
    30,600   Gilead Sciences, Inc.                                                                      2,540
                                                                                                   ----------
                                                                                                       16,837
                                                                                                   ----------
             HEALTH CARE DISTRIBUTORS (1.0%)
    88,700   Cardinal Health, Inc.                                                                      7,218
    45,000   McKesson Corp.                                                                             7,244
                                                                                                   ----------
                                                                                                       14,462
                                                                                                   ----------
             HEALTH CARE EQUIPMENT (2.0%)
   536,000   Hologic, Inc.*                                                                            18,192
   137,200   Medtronic plc                                                                             10,416
                                                                                                   ----------
                                                                                                       28,608
                                                                                                   ----------
             MANAGED HEALTH CARE (2.2%)
    50,428   Anthem, Inc.                                                                               6,580
    62,260   Cigna Corp.                                                                                8,318
   131,600   UnitedHealth Group, Inc.                                                                  15,155
                                                                                                   ----------
                                                                                                       30,053
                                                                                                   ----------
             PHARMACEUTICALS (4.7%)
    50,615   Allergan plc*                                                                             14,396
   168,000   Johnson & Johnson                                                                         17,546
   135,575   Merck & Co., Inc.                                                                          6,870
   320,682   Pfizer, Inc.                                                                               9,778
   205,800   Sanofi ADR                                                                                 8,569
   129,600   Teva Pharmaceutical Industries Ltd. ADR                                                    7,968
                                                                                                   ----------
                                                                                                       65,127
                                                                                                   ----------
             Total Health Care                                                                        155,087
                                                                                                   ----------

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             INDUSTRIALS (16.0%)
             -------------------
             AEROSPACE & DEFENSE (5.5%)
    65,360   Boeing Co.                                                                            $    7,852
    49,300   General Dynamics Corp.                                                                     6,595
   130,130   Honeywell International, Inc.                                                             13,430
    57,500   Raytheon Co.                                                                               7,374
   643,000   Rolls-Royce Holdings plc ADR                                                               5,163
   456,000   Spirit AeroSystems Holdings, Inc. "A"*                                                    19,334
    42,580   TransDigm Group, Inc.*                                                                     9,569
    94,405   United Technologies Corp.                                                                  8,278
                                                                                                   ----------
                                                                                                       77,595
                                                                                                   ----------
             AGRICULTURAL & FARM MACHINERY (0.4%)
    69,200   Deere & Co.                                                                                5,329
                                                                                                   ----------
             AIR FREIGHT & LOGISTICS (0.6%)
    62,055   FedEx Corp.                                                                                8,246
                                                                                                   ----------
             AIRLINES (1.8%)
   287,625   Southwest Airlines Co.                                                                    10,821
   293,380   United Continental Holdings, Inc.*                                                        14,164
                                                                                                   ----------
                                                                                                       24,985
                                                                                                   ----------
             BUILDING PRODUCTS (0.8%)
   253,600   Owens Corning, Inc.                                                                       11,714
                                                                                                   ----------
             CONSTRUCTION & ENGINEERING (0.3%)
   300,400   KBR, Inc.                                                                                  4,283
                                                                                                   ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
    96,472   Eaton Corp. plc                                                                            4,873
                                                                                                   ----------
             ENVIRONMENTAL & FACILITIES SERVICES (0.6%)
   186,700   Republic Services, Inc.                                                                    8,159
                                                                                                   ----------
             INDUSTRIAL CONGLOMERATES (0.7%)
   331,556   General Electric Co.                                                                       9,648
                                                                                                   ----------
             INDUSTRIAL MACHINERY (1.4%)
   100,000   Illinois Tool Works, Inc.                                                                  9,007
    55,500   SPX Flow, Inc.*                                                                            1,323
   101,800   Stanley Black & Decker, Inc.                                                               9,604
                                                                                                   ----------
                                                                                                       19,934
                                                                                                   ----------
             RAILROADS (2.3%)
   193,800   Canadian Pacific Railway Ltd.                                                             23,204
   120,790   Kansas City Southern                                                                       8,561
                                                                                                   ----------
                                                                                                       31,765
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             RESEARCH & CONSULTING SERVICES (0.7%)
   193,600   Nielsen Holdings plc                                                                  $    9,324
                                                                                                   ----------
             SECURITY & ALARM SERVICES (0.6%)
   239,800   Tyco International plc                                                                     8,247
                                                                                                   ----------
             Total Industrials                                                                        224,102
                                                                                                   ----------
             INFORMATION TECHNOLOGY (19.2%)
             ------------------------------
             APPLICATION SOFTWARE (1.2%)
   122,200   Adobe Systems, Inc.*                                                                      10,892
    90,000   Citrix Systems, Inc.*                                                                      6,341
                                                                                                 ------------
                                                                                                       17,233
                                                                                                   ----------
             COMMUNICATIONS EQUIPMENT (2.3%)
   943,600   Juniper Networks, Inc.                                                                    22,269
   226,300   QUALCOMM, Inc.                                                                            10,260
                                                                                                   ----------
                                                                                                       32,529
                                                                                                   ----------
             DATA PROCESSING & OUTSOURCED SERVICES (1.3%)
    16,000   Alliance Data Systems Corp.*                                                               3,197
   195,960   Visa, Inc. "A"                                                                            14,597
                                                                                                   ----------
                                                                                                       17,794
                                                                                                   ----------
             INTERNET SOFTWARE & SERVICES (3.7%)
    31,416   Alphabet, Inc. "A"*                                                                       23,918
   245,100   Facebook, Inc. "A"*                                                                       27,503
                                                                                                   ----------
                                                                                                       51,421
                                                                                                   ----------
             IT CONSULTING & OTHER SERVICES (0.2%)
    40,000   Cognizant Technology Solutions Corp. "A"*                                                  2,532
                                                                                                   ----------
             SEMICONDUCTOR EQUIPMENT (0.9%)
   524,500   Applied Materials, Inc.                                                                    9,257
    55,000   Lam Research Corp.                                                                         3,949
                                                                                                   ----------
                                                                                                       13,206
                                                                                                   ----------
             SEMICONDUCTORS (5.2%)
   367,000   Broadcom Corp. "A"                                                                        20,064
   424,200   Intel Corp.                                                                               13,159
   182,800   Microchip Technology, Inc.                                                                 8,191
   292,245   NXP Semiconductors N.V.*                                                                  21,854
   185,600   Texas Instruments, Inc.                                                                    9,824
                                                                                                   ----------
                                                                                                       73,092
                                                                                                   ----------

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES    SECURITY                                                                                   (000)
-------------------------------------------------------------------------------------------------------------
             SYSTEMS SOFTWARE (3.5%)
   522,935   Microsoft Corp.                                                                       $   28,808
   560,065   Oracle Corp.                                                                              20,336
                                                                                                   ----------
                                                                                                       49,144
                                                                                                   ----------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.9%)
   121,950   Apple, Inc.                                                                               11,871
                                                                                                   ----------
             Total Information Technology                                                             268,822
                                                                                                   ----------
             MATERIALS (3.2%)
             ----------------
             CONSTRUCTION MATERIALS (1.7%)
   366,000   CRH plc ADR                                                                                9,853
   156,190   Vulcan Materials Co.                                                                      13,776
                                                                                                   ----------
                                                                                                       23,629
                                                                                                   ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.9%)
   197,400   FMC Corp.                                                                                  7,051
    56,000   Monsanto Co.                                                                               5,074
                                                                                                   ----------
                                                                                                       12,125
                                                                                                   ----------
             INDUSTRIAL GASES (0.6%)
    68,500   Air Products & Chemicals, Inc.                                                             8,679
                                                                                                   ----------
             Total Materials                                                                           44,433
                                                                                                   ----------
             TELECOMMUNICATION SERVICES (1.8%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.7%)
   192,640   Verizon Communications, Inc.                                                               9,626
                                                                                                   ----------
             WIRELESS TELECOMMUNICATION SERVICES (1.1%)
   286,500   T-Mobile US, Inc.*                                                                        11,503
   135,727   Vodafone Group plc ADR                                                                     4,371
                                                                                                   ----------
                                                                                                       15,874
                                                                                                   ----------
             Total Telecommunication Services                                                          25,500
                                                                                                   ----------
             Total Common Stocks                                                                    1,377,779
                                                                                                   ----------
             Total Equity Securities (cost: $1,201,521)                                             1,377,779
                                                                                                   ----------
             MONEY MARKET INSTRUMENTS (2.0%)

             MONEY MARKET FUNDS (2.0%)
28,206,726   State Street Institutional Liquid Reserves Fund Premier Class, 0.36%(a)
               (cost: $28,207)                                                                         28,207
                                                                                                   ----------

             TOTAL INVESTMENTS (COST: $1,229,728)                                                  $1,405,986
                                                                                                   ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
                                                   (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                               QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                           IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                                  FOR IDENTICAL ASSETS              INPUTS          INPUTS        TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                   $1,377,779                  $-              $-   $1,377,779

Money Market Instruments:
  Money Market Funds                                  28,207                   -               -       28,207
-------------------------------------------------------------------------------------------------------------
Total                                             $1,405,986                  $-              $-   $1,405,986
-------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2015, through January 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 7.3% of net assets at January 31, 2016.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,229,728)                       $1,405,986
   Receivables:
       Capital shares sold                                                                    5,641
       USAA Asset Management Company (Note 6D)                                                    1
       Dividends and interest                                                                 1,094
       Securities sold                                                                          655
                                                                                         ----------
           Total assets                                                                   1,413,377
                                                                                         ----------
LIABILITIES
   Payables:
       Securities purchased                                                                  14,125
       Capital shares redeemed                                                                  499
   Accrued management fees                                                                      765
   Accrued transfer agent's fees                                                                 68
   Other accrued expenses and payables                                                           79
                                                                                         ----------
           Total liabilities                                                                 15,536
                                                                                         ----------
              Net assets applicable to capital shares outstanding                        $1,397,841
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $1,249,200
   Accumulated undistributed net investment income                                              247
   Accumulated net realized loss on investments                                             (27,864)
   Net unrealized appreciation of investments                                               176,258
                                                                                         ----------
              Net assets applicable to capital shares outstanding                        $1,397,841
                                                                                         ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,285,487/69,848 shares outstanding)                  $    18.40
                                                                                         ==========
       Institutional Shares (net assets of $104,720/5,693 shares outstanding)            $    18.39
                                                                                         ==========
       Adviser Shares (net assets of $7,634/416 shares outstanding)                      $    18.35
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $34)                                      $ 13,166
   Interest                                                                                    36
                                                                                         --------
       Total income                                                                        13,202
                                                                                         --------
EXPENSES
   Management fees                                                                          4,734
   Administration and servicing fees:
       Fund Shares                                                                          1,122
       Institutional Shares*                                                                    4
       Adviser Shares                                                                           6
   Transfer agent's fees:
       Fund Shares                                                                          1,074
       Institutional Shares*                                                                    4
       Adviser Shares                                                                           1
   Distribution and service fees (Note 6F):
       Adviser Shares                                                                          11
   Custody and accounting fees:
       Fund Shares                                                                             95
       Adviser Shares                                                                           1
   Postage:
       Fund Shares                                                                             64
   Shareholder reporting fees:
       Fund Shares                                                                             27
   Trustees' fees                                                                              13
   Registration fees:
       Fund Shares                                                                             22
       Institutional Shares*                                                                    9
       Adviser Shares                                                                          11
   Professional fees                                                                           60
   Other                                                                                       14
                                                                                         --------
            Total expenses                                                                  7,272
   Expenses reimbursed:
       Institutional Shares*                                                                   (9)
       Adviser Shares                                                                          (5)
                                                                                         --------
            Net expenses                                                                    7,258
                                                                                         --------
NET INVESTMENT INCOME                                                                       5,944
                                                                                         --------

*Institutional Shares commenced operations on August 7, 2015.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized loss on:
        Investments                                                     (22,913)
        Foreign currency transactions                                        (1)
   Change in net unrealized appreciation/(depreciation)                (163,313)
                                                                      ---------
             Net realized and unrealized loss                          (186,227)
                                                                      ---------
        Decrease in net assets resulting from operations              $(180,283)
                                                                      =========

See accompanying notes to financial statements.

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

-------------------------------------------------------------------------------------------------------------
                                                                                 1/31/2016          7/31/2015
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $    5,944         $   10,517
   Net realized gain (loss) on investments                                         (22,913)            98,872
   Net realized loss on foreign currency transactions                                   (1)                (5)

   Change in net unrealized appreciation/ (depreciation) of investments           (163,313)            51,091
                                                                                -----------------------------
       Increase (decrease) in net assets resulting from operations                (180,283)           160,475
                                                                                -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                  (5,657)           (12,643)
       Institutional Shares*                                                           (20)                 -
       Adviser Shares                                                                  (18)               (45)
                                                                                -----------------------------
            Total distributions of net investment income                            (5,695)           (12,688)
                                                                                -----------------------------
   Net realized gains:
       Fund Shares                                                                 (79,462)          (183,949)
       Institutional Shares*                                                          (252)                 -
       Adviser Shares                                                                 (461)            (1,135)
                                                                                -----------------------------
            Total distributions of net realized gains                              (80,175)          (185,084)
                                                                                -----------------------------
       Distributions to shareholders                                               (85,870)          (197,772)
                                                                                -----------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                     (32,409)           105,598
   Institutional Shares*                                                           103,932                  -
   Adviser Shares                                                                       20                 50
                                                                                -----------------------------
       Total net increase in net assets from capital
            share transactions                                                      71,543            105,648
                                                                                -----------------------------
   Net increase (decrease) in net assets                                          (194,610)            68,351

NET ASSETS
   Beginning of period                                                           1,592,451          1,524,100
                                                                                -----------------------------
   End of period                                                                $1,397,841         $1,592,451
                                                                                =============================
Accumulated undistributed (overdistribution of)
   net investment income:
   End of period                                                                $      247         $       (2)
                                                                                =============================

*Institutional Shares commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Growth & Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objectives are to seek capital growth and, secondarily, current income.

The Fund consists of three classes of shares: Growth & Income Fund Shares (Fund Shares), Growth & Income Fund Adviser Shares (Adviser Shares), and effective August 7, 2015, a new share class designated Growth & Income Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments,

================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

        official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

    have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    expenses. For the six-month period ended January 31, 2016, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $4,000, which represents 2.1% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $200,268,000 and $202,076,000, respectively.

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $256,949,000 and $80,691,000, respectively, resulting in net unrealized appreciation of $176,258,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                         SIX-MONTH
                                                        PERIOD ENDED                        YEAR ENDED
                                                      JANUARY 31, 2016                     JULY 31, 2015
--------------------------------------------------------------------------------------------------------------
                                                  SHARES          AMOUNT              SHARES           AMOUNT
                                                  ------------------------------------------------------------
FUND SHARES:
Shares sold                                        3,072         $  62,425             6,888         $ 151,852
Shares issued from reinvested dividends            4,163            83,881             9,062           193,462
Shares redeemed                                   (9,355)         (178,715)          (10,934)         (239,716)
                                                  ------------------------------------------------------------
Net increase (decrease)
  from capital share transactions                 (2,120)        $ (32,409)            5,016         $ 105,598
                                                  ============================================================
INSTITUTIONAL SHARES
(COMMENCED ON AUGUST 7, 2015):
Shares sold                                        5,693         $ 103,932                 -         $       -
Shares issued from reinvested dividends                -                 -                 -                 -
Shares redeemed                                        -                 -                 -                 -
                                                  ------------------------------------------------------------
Net increase from capital share transactions       5,693         $ 103,932                 -         $       -
                                                  ============================================================
ADVISER SHARES:
Shares sold                                            2         $      40                 7         $     143
Shares issued from reinvested dividends                1                18                 2                38
Shares redeemed                                       (2)              (38)               (6)             (131)
                                                  ------------------------------------------------------------
Net increase from capital share transactions           1         $      20                 3         $      50
                                                  ============================================================

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Multi-Cap Core Funds Index. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Core Funds category. For the Fund Shares and Adviser Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares commenced on August 7, 2015, and includes the performance of the Fund Shares for

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    periods prior to August 7, 2015. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                     ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                  (IN BASIS POINTS)(1)
    ----------------------------------------------------------------------------
    +/- 100 to 400                                        +/- 4
    +/- 401 to 700                                        +/- 5
    +/- 701 and greater                                   +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2016, and for the period from August 7, 2015, to January 31, 2016, for the Institutional Shares, the Fund incurred total management fees, paid or payable to the Manager, of $4,734,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $199,000, less than $500, and $1,000, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.03%, less than 0.01%, and 0.01%, respectively.

B. SUBADVISORY ARRANGEMENT(s) - The Manager entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss,

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

    LLC (BHMS), under which BHMS directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in an annual amount of 0.75% on the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $664,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2016 (and for the period from August 7, 2015, to January 31, 2016, for the Institutional Shares), for the Fund Shares, Institutional Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,122,000, $4,000, and $6,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $19,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through December 1, 2016, to limit the total annual operating expenses of the Institutional Shares and Adviser Shares to 0.85% and 1.20%, respectively, of their average net

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Institutional Shares and the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2016 (and for the period from August 7, 2015, to January 31, 2016, for the Institutional Shares), Institutional Shares, and Adviser Shares incurred reimbursable expenses from the Manager of $9,000 and $5,000, respectively, of which $1,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2016 (and for the period from August 7, 2015, to January 31, 2016, for the Institutional Shares), the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,074,000, $4,000, and $1,000, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

    initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $11,000.

G. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2016, USAA and its affiliates owned 226,000 Institutional Shares and 398,000 Adviser Shares, which represents 4.0% of the Institutional Shares, 95.6% of the Adviser Shares, and 0.8% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                 PERIOD ENDED
                                  JANUARY 31,                          YEAR ENDED JULY 31,
                               -----------------------------------------------------------------------------------
                                     2016             2015          2014          2013          2012          2011
                               -----------------------------------------------------------------------------------
Net asset value at
  beginning of period          $    22.00       $    22.63    $    19.39    $    15.44    $    15.24    $    13.06
                               -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .08              .17           .21           .18           .14           .11
  Net realized and
    unrealized gain (loss)          (2.49)            2.14          3.24          3.95           .20          2.17
                               -----------------------------------------------------------------------------------
Total from investment
  operations                        (2.41)            2.31          3.45          4.13           .34          2.28
                               -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.08)            (.18)         (.21)         (.18)         (.14)         (.10)
  Realized capital gains            (1.11)           (2.76)            -             -             -             -
                               -----------------------------------------------------------------------------------
Total distributions                 (1.19)           (2.94)         (.21)         (.18)         (.14)         (.10)
                               -----------------------------------------------------------------------------------
Net asset value
  at end of period             $    18.40       $    22.00    $    22.63    $    19.39    $    15.44    $    15.24
                               ===================================================================================
Total return (%)*                  (11.41)           10.70         17.86         26.90          2.28         17.50
Net assets at
  end of period (000)          $1,285,487       $1,583,353    $1,514,795    $1,418,296    $1,152,540    $1,153,199
Ratios to average
  net assets:**
  Expenses (%)(a)                     .96(d)           .93           .94           .96          1.01           .98
  Net investment
    income (%)                        .79(d)           .66           .97          1.04           .93           .72
Portfolio turnover (%)                 14               35            61(c)        112(b)         51            52

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $1,484,483,000.
(a) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                        -                -          (.00%)(+)     (.00%)(+)     (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Reflects increased trading activity due to changes in subadviser(s).
(c) Reflects decreased trading activity due to changes in subadviser(s).
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                     PERIOD ENDED
                                                                                 JANUARY 31, 2016***
                                                                                 -------------------
Net asset value at beginning of period                                                   $  21.83
                                                                                         --------
Income (loss) from investment operations:
  Net investment income(b)                                                                    .03
  Net realized and unrealized loss(b)                                                       (2.27)
                                                                                         --------
Total from investment operations(b)                                                         (2.24)
                                                                                         --------
Less distributions from:
  Net investment income                                                                      (.09)
  Realized capital gains                                                                    (1.11)
                                                                                         --------
Total distributions                                                                         (1.20)
                                                                                         --------
Net asset value at end of period                                                         $  18.39
                                                                                         ========
Total return (%)*                                                                          (11.79)
Net assets at end of period (000)                                                        $104,720
Ratios to average net assets:**
  Expenses (%)(a)                                                                             .79
  Expenses, excluding reimbursements (%)(a)                                                  1.02
  Net investment income (%)(a)                                                                .65
Portfolio turnover (%)                                                                         14

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the period ended January 31, 2016, average net assets were $8,391,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using average shares. For the six-month period ended
    January 31, 2016, the average shares were 1,007,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED                                                          PERIOD ENDED
                                 JANUARY 31,                 YEAR ENDED JULY 31,                          JULY 31,
                                ----------------------------------------------------------------------------------
                                    2016          2015          2014          2013          2012          2011***
                                ----------------------------------------------------------------------------------
Net asset value at beginning
  of period                      $ 21.93        $22.56        $19.34        $15.42        $15.22        $13.34
                                 -----------------------------------------------------------------------------
Income (loss) from investment
  operations:
  Net investment income              .06(f)        .10           .15           .12           .10           .05
  Net realized and
    unrealized gain (loss)         (2.49)(f)      2.14          3.23          3.93           .20          1.90
                                 -----------------------------------------------------------------------------
Total from investment
  operations                       (2.43)(f)      2.24          3.38          4.05           .30          1.95
                                 -----------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.04)         (.11)         (.16)         (.13)         (.10)         (.07)
  Realized capital gains           (1.11)        (2.76)            -             -             -             -
                                 -----------------------------------------------------------------------------
Total distributions                (1.15)        (2.87)         (.16)         (.13)         (.10)         (.07)
                                 -----------------------------------------------------------------------------
Net asset value at end
  of period                      $ 18.35        $21.93        $22.56        $19.34        $15.42        $15.22
                                 =============================================================================
Total return (%)*                 (11.51)        10.40         17.51         26.37          2.02         14.65
Net assets at end
  of period (000)                $ 7,634        $9,098        $9,305        $7,919        $6,223        $6,151
Ratios to average net assets:**
  Expenses (%)(a)                   1.20(b)       1.22(e)       1.22          1.30          1.30          1.30(b)
  Expenses, excluding
    reimbursements (%)(a)           1.31(b)       1.27          1.22          1.39          1.43          1.83(b)
  Net investment income (%)          .55(b)        .37           .70           .70           .64           .35(b)
Portfolio turnover (%)                14            35            61(d)        112(c)         51            52

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $8,464,000.
*** Adviser Shares commenced operations on August 1, 2010.
(a) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -             -          (.00%)(+)     (.00%)(+)     (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects increased trading activity due to changes in subadviser(s).
(d) Reflects decreased trading activity due to changes in subadviser(s).
(e) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.30% of the Adviser Shares'
    average net assets.
(f) Calculated using average shares. For the six-month period ended
    January 31, 2016, the average shares were 415,000.

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING              ENDING               DURING PERIOD**
                                         ACCOUNT VALUE         ACCOUNT VALUE          AUGUST 1, 2015 -
                                         AUGUST 1, 2015       JANUARY 31, 2016        JANUARY 31, 2016
                                         -------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $  885.90                  $4.55

Hypothetical
  (5% return before expenses)               1,000.00               1,020.31                   4.88

INSTITUTIONAL SHARES*
Actual                                      1,000.00                 882.10                   3.53

Hypothetical
  (5% return before expenses)               1,000.00               1,020.01                   3.79

ADVISER SHARES
Actual                                      1,000.00                 884.90                   5.69

Hypothetical
  (5% return before expenses)               1,000.00               1,019.10                   6.09

*Institutional Shares commenced operations on August 7, 2015.

**Expenses are equal to the annualized expense ratio of 0.96% for Fund Shares, 0.79% for Institutional Shares, and 1.20% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days for Fund Shares and Adviser Shares (to reflect the one-half-year period) or 174 days/366 days for Institutional Shares (to reflect the current period beginning with the Institutional Shares' inception date). The Fund's actual ending account values are based on its actual total returns of (11.41)% for Fund Shares and (11.51)% for Adviser Shares for the six-month period of August 1, 2015, through January 31, 2016, and (11.79)% for Institutional Shares for the period of August 7, 2015, through January 31, 2016.

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
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>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
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   =============================================================================
   23432-0316                                (C)2016, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                              [GRAPHIC OF USAA HIGH INCOME FUND]

 ==============================================================

      SEMIANNUAL REPORT
      USAA HIGH INCOME FUND
      FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
      JANUARY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO MAKE          [PHOTO OF BROOKS ENGLEHARDT]
HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Portfolio of Investments                                                 17

    Notes to Portfolio of Investments                                        39

    Financial Statements                                                     43

    Notes to Financial Statements                                            47

EXPENSE EXAMPLE                                                              66

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202741-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA HIGH INCOME FUND (THE FUND) SEEKS TO PROVIDE AN ATTRACTIVE TOTAL RETURN PRIMARILY THROUGH HIGH CURRENT INCOME AND SECONDARILY THROUGH CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund primarily invests its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds (often referred to as "junk" bonds), convertible securities, leveraged loans, or preferred stocks, with an emphasis on non-investment-grade debt securities. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar-denominated foreign securities, including in each case emerging markets securities. The Fund also may use derivatives or various other investment techniques to increase or decrease its exposure to changing security prices or other factors that affect security prices.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF R. MATTHEW FREUND]                            [PHOTO OF JULIANNE BASS]
R. MATTHEW FREUND, CFA                                  JULIANNE BASS, CFA
USAA Asset                                              USAA Asset
Management Company                                      Management Company

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term interest rates fell during the reporting period ended January 31, 2016, pushed lower by economic uncertainty. China was at the epicenter of concern, as that country's slowing pace of growth threatened to hinder the broader global economy. Investors also worried about plummeting oil and commodity prices, which are widely considered to be evidence of global economic weakness. In the United States, economic data was mixed during the reporting period, with slower-than-expected growth in the fourth quarter of 2015. Against this backdrop, the yield on the 10-year U.S. Treasury fell from 2.15% to 1.92%, while the 30-year U.S. Treasury yield dropped from 2.85% to 2.74%, during the reporting period. These lower yields tend to reflect changing expectations about the U.S. economy.

    Shorter-term interest rates, which are more correlated to action by the Federal Reserve (the Fed), rose during the reporting period in anticipation of an interest rate increase. In December 2015, the Fed lifted the target federal funds rate by 0.25% to a range between 0.25% and 0.50%, saying it intended to proceed gradually with interest rate increases based on the performance of the U.S. economy. In January 2016, the Fed chose not to raise interest rates amid increased uncertainty about financial and economic conditions.

    In this environment, the U.S. Treasury yield curve experienced a "bear flattening." In a bear flattening, short-term interest rates increase faster than longer-term interest rates (though during the reporting period,

================================================================================

2  | USAA HIGH INCOME FUND

================================================================================

                           o 10-YEAR TREASURY YIELDS o

                       [CHART OF 10-YEAR TREASURY YIELDS]

DATE                                                                 YIELD IN PERCENT
 7/31/2015                                                                 2.18
  8/3/2015                                                                 2.15
  8/4/2015                                                                 2.22
  8/5/2015                                                                 2.27
  8/6/2015                                                                 2.22
  8/7/2015                                                                 2.16
 8/10/2015                                                                 2.23
 8/11/2015                                                                 2.14
 8/12/2015                                                                 2.15
 8/13/2015                                                                 2.19
 8/14/2015                                                                 2.20
 8/17/2015                                                                 2.17
 8/18/2015                                                                 2.19
 8/19/2015                                                                 2.13
 8/20/2015                                                                 2.07
 8/21/2015                                                                 2.04
 8/24/2015                                                                 2.00
 8/25/2015                                                                 2.07
 8/26/2015                                                                 2.18
 8/27/2015                                                                 2.18
 8/28/2015                                                                 2.18
 8/31/2015                                                                 2.22
  9/1/2015                                                                 2.15
  9/2/2015                                                                 2.18
  9/3/2015                                                                 2.16
  9/4/2015                                                                 2.12
  9/7/2015                                                                 2.12
  9/8/2015                                                                 2.18
  9/9/2015                                                                 2.20
 9/10/2015                                                                 2.22
 9/11/2015                                                                 2.19
 9/14/2015                                                                 2.18
 9/15/2015                                                                 2.29
 9/16/2015                                                                 2.29
 9/17/2015                                                                 2.19
 9/18/2015                                                                 2.13
 9/21/2015                                                                 2.20
 9/22/2015                                                                 2.13
 9/23/2015                                                                 2.15
 9/24/2015                                                                 2.13
 9/25/2015                                                                 2.16
 9/28/2015                                                                 2.09
 9/29/2015                                                                 2.05
 9/30/2015                                                                 2.04
 10/1/2015                                                                 2.04
 10/2/2015                                                                 1.99
 10/5/2015                                                                 2.06
 10/6/2015                                                                 2.03
 10/7/2015                                                                 2.07
 10/8/2015                                                                 2.10
 10/9/2015                                                                 2.09
10/12/2015                                                                 2.09
10/13/2015                                                                 2.04
10/14/2015                                                                 1.97
10/15/2015                                                                 2.02
10/16/2015                                                                 2.03
10/19/2015                                                                 2.02
10/20/2015                                                                 2.07
10/21/2015                                                                 2.02
10/22/2015                                                                 2.03
10/23/2015                                                                 2.09
10/26/2015                                                                 2.06
10/27/2015                                                                 2.04
10/28/2015                                                                 2.10
10/29/2015                                                                 2.17
10/30/2015                                                                 2.14
 11/2/2015                                                                 2.17
 11/3/2015                                                                 2.21
 11/4/2015                                                                 2.23
 11/5/2015                                                                 2.23
 11/6/2015                                                                 2.33
 11/9/2015                                                                 2.34
11/10/2015                                                                 2.34
11/11/2015                                                                 2.33
11/12/2015                                                                 2.31
11/13/2015                                                                 2.27
11/16/2015                                                                 2.27
11/17/2015                                                                 2.27
11/18/2015                                                                 2.27
11/19/2015                                                                 2.25
11/20/2015                                                                 2.26
11/23/2015                                                                 2.24
11/24/2015                                                                 2.24
11/25/2015                                                                 2.23
11/26/2015                                                                 2.23
11/27/2015                                                                 2.22
11/30/2015                                                                 2.21
 12/1/2015                                                                 2.14
 12/2/2015                                                                 2.18
 12/3/2015                                                                 2.31
 12/4/2015                                                                 2.27
 12/7/2015                                                                 2.23
 12/8/2015                                                                 2.22
 12/9/2015                                                                 2.22
12/10/2015                                                                 2.23
12/11/2015                                                                 2.13
12/14/2015                                                                 2.22
12/15/2015                                                                 2.27
12/16/2015                                                                 2.30
12/17/2015                                                                 2.22
12/18/2015                                                                 2.20
12/21/2015                                                                 2.19
12/22/2015                                                                 2.24
12/23/2015                                                                 2.25
12/24/2015                                                                 2.24
12/25/2015                                                                 2.24
12/28/2015                                                                 2.23
12/29/2015                                                                 2.31
12/30/2015                                                                 2.29
12/31/2015                                                                 2.27
  1/1/2016                                                                 2.27
  1/4/2016                                                                 2.24
  1/5/2016                                                                 2.24
  1/6/2016                                                                 2.17
  1/7/2016                                                                 2.15
  1/8/2016                                                                 2.12
 1/11/2016                                                                 2.18
 1/12/2016                                                                 2.10
 1/13/2016                                                                 2.09
 1/14/2016                                                                 2.09
 1/15/2016                                                                 2.03
 1/18/2016                                                                 2.03
 1/19/2016                                                                 2.06
 1/20/2016                                                                 1.98
 1/21/2016                                                                 2.03
 1/22/2016                                                                 2.05
 1/25/2016                                                                 2.00
 1/26/2016                                                                 1.99
 1/27/2016                                                                 2.00
 1/28/2016                                                                 1.98
 1/29/2016                                                                 1.92

                                   [END CHART]

                       Source: Bloomberg Finance L.P.

    longer-term interest rates actually trended down), thereby creating a flatter yield curve. This generally indicates that investor sentiment is becoming more "bearish."

    As longer-term interest rates fell, the prices of longer-maturity securities edged up (bond prices and yields move in opposite directions). Credit spreads widened across the credit spectrum, with single A, BBB, and below investment-grade "high-yield" spreads widening 19 basis points, 58 basis points, and 221 basis points, respectively. A basis point is 1/100th of a percent. Spreads (yield differentials versus U.S. Treasury securities of comparable maturity) generally are considered an indication of risk; the wider the spread, the greater the risk.

    High-yield bond prices, which have historically weakened when economic growth decelerates, dropped during the reporting period. Interestingly, a decline in the high-yield bond market often precedes a fall in U.S. stock prices. As can be seen in the comparative returns chart,

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

                           o U.S. TREASURY YIELD CURVE o

                       [CHART OF U.S. TREASURY YIELD CURVE]

                          YIELD (MID CONVENTIONAL %)                   YIELD
                       ---------------------------------            (CHANGE IN
MATURITY               7/01/15                   1/31/16           BASIS POINTS)
1M                      0.008                     0.221                21.4
3M                      0.018                     0.313                29.5
6M                      0.114                     0.428                31.3
1Y                      0.273                     0.451                17.9
2Y                       0.69                     0.776                 8.5
3Y                      1.064                     0.968                -9.7
5Y                      1.706                     1.329               -37.7
7Y                      2.146                     1.668               -47.7
10Y                     2.423                     1.922               -50.1
30Y                     3.202                     2.744               -45.8

                                   [END CHART]

                       Source: Bloomberg Finance L.P.

    high-yield bonds underperformed stocks until January 2016, when stocks fell and began to exhibit performance similar to high-yield bonds. Overall, during the reporting period, high-yield securities underperformed both stocks and intermediate-term treasury bonds - a departure from the asset class' long-term track record. Historically, high-yield securities tend to perform between stocks and high-quality bonds, with generally less volatility. High-yield bonds were pressured by the steep drop in oil prices and the deteriorating outlook for energy companies, especially exploration and production companies. Weakness in the metals and mining sector, driven by falling commodity prices, also negatively affected the performance of high-yield bonds.

================================================================================

4  | USAA HIGH INCOME FUND

================================================================================

                                          o THREE-YEAR COMPARATIVE RETURNS o

                                      [CHART OF THREE-YEAR COMPARATIVE RETURNS]

                                  CITI U.S. TREASURY
               S&P 500                 10-YEAR                 USAA HIGH
   DATE        INDEX       DATE         INDEX       DATE      INCOME FUND
1/31/2016      0.00%	1/31/2013	     0.00%	1/31/2013	     0.00%
2/1/2013	     1.01	     2/1/2013	    -0.24	     2/1/2013	     0.23
2/4/2013	    -0.16	     2/4/2013	     0.14	     2/4/2013	     0
2/5/2013	     0.9	     2/5/2013	    -0.21	     2/5/2013	     0.11
2/6/2013	     0.96	     2/6/2013	     0.21	     2/6/2013	     0.11
2/7/2013	     0.82	     2/7/2013	     0.35	     2/7/2013	     0
2/8/2013	     1.39	     2/8/2013	     0.32	     2/8/2013	     0
2/11/2013	     1.34	     2/11/2013	     0.4	     2/11/2013	     0
2/12/2013	     1.5	     2/12/2013	     0.08	     2/12/2013	     0.11
2/13/2013	     1.61	     2/13/2013	    -0.23	     2/13/2013	     0.23
2/14/2013	     1.69	     2/14/2013	     0.19	     2/14/2013	     0.34
2/15/2013	     1.6	     2/15/2013	     0.15	     2/15/2013	     0.46
2/21/2013	     0.48	     2/21/2013	     0.44	     2/21/2013	     0.46
2/22/2013	     1.37	     2/22/2013	     0.52	     2/22/2013	     0.57
2/25/2013	    -0.48	     2/25/2013	     1.17	     2/25/2013	     0.57
2/26/2013	     0.14	     2/26/2013	     1.32	     2/26/2013	     0.62
2/27/2013	     1.44	     2/27/2013	     1.11	     2/27/2013	     0.74
2/28/2013	     1.36	     2/28/2013	     1.26	     2/28/2013	     0.85
3/1/2013	     1.59	     3/1/2013	     1.58	     3/1/2013	     0.97
3/4/2013	     2.06	     3/4/2013	     1.39	     3/4/2013	     0.97
3/5/2013	     3.04	     3/5/2013	     1.24	     3/5/2013	     1.08
3/6/2013	     3.18	     3/6/2013	     0.84	     3/6/2013	     1.2
3/7/2013	     3.38	     3/7/2013	     0.36	     3/7/2013	     1.31
3/8/2013	     3.85	     3/8/2013	    -0.21	     3/8/2013	     1.43
3/11/2013	     4.2	     3/11/2013	    -0.21	     3/11/2013	     1.54
3/12/2013	     3.95	     3/12/2013	     0.1	     3/12/2013	     1.65
3/13/2013	     4.13	     3/13/2013	     0.14	     3/13/2013	     1.65
3/14/2013	     4.71	     3/14/2013	     0	     3/14/2013	     1.88
3/15/2013	     4.54	     3/15/2013	     0.34	     3/15/2013	     1.88
3/18/2013	     3.97	     3/18/2013	     0.75	     3/18/2013	     1.88
3/19/2013	     3.72	     3/19/2013	     1.18	     3/19/2013	     1.88
3/20/2013	     4.41	     3/20/2013	     0.92	     3/20/2013	     1.88
3/21/2013	     3.55	     3/21/2013	     0.98	     3/21/2013	     1.88
3/22/2013	     4.29	     3/22/2013	     1.15	     3/22/2013	     2
3/25/2013	     3.94	     3/25/2013	     1.15	     3/25/2013	     2
3/26/2013	     4.79	     3/26/2013	     1.23	     3/26/2013	     2
3/27/2013	     4.73	     3/27/2013	     1.74	     3/27/2013	     2.01
3/28/2013	     5.16	     3/28/2013	     1.66	     3/28/2013	     2.13
4/1/2013	     4.69	     4/1/2013	     1.86	     4/1/2013	     2.13
4/3/2013	     4.15	     4/3/2013	     2.12	     4/3/2013	     2.24
4/5/2013	     4.13	     4/5/2013	     3.22	     4/5/2013	     2.36
4/8/2013	     4.82	     4/8/2013	     2.87	     4/8/2013	     2.36
4/9/2013	     5.19	     4/9/2013	     2.74	     4/9/2013	     2.47
4/10/2013	     6.48	     4/10/2013	     2.24	     4/10/2013	     2.7
4/11/2013	     6.87	     4/11/2013	     2.37	     4/11/2013	     2.93
4/12/2013	     6.56	     4/12/2013	     2.99	     4/12/2013	     2.93
4/15/2013	     4.12	     4/15/2013	     3.19	     4/15/2013	     2.7
4/16/2013	     5.61	     4/16/2013	     3.05	     4/16/2013	     2.82
4/17/2013	     4.09	     4/17/2013	     3.21	     4/17/2013	     2.7
4/18/2013	     3.4	     4/18/2013	     3.38	     4/18/2013	     2.7
4/19/2013	     4.32	     4/19/2013	     3.19	     4/19/2013	     2.82
4/22/2013	     4.81	     4/22/2013	     3.26	     4/22/2013	     2.93
4/23/2013	     5.9	     4/23/2013	     3.26	     4/23/2013	     3.05
4/24/2013	     5.91	     4/24/2013	     3.28	     4/24/2013	     3.28
4/25/2013	     6.34	     4/25/2013	     3.16	     4/25/2013	     3.39
4/26/2013	     6.15	     4/26/2013	     3.58	     4/26/2013	     3.53
4/29/2013	     6.92	     4/29/2013	     3.58	     4/29/2013	     3.76
4/30/2013	     7.18	     4/30/2013	     3.52	     4/30/2013	     3.88
5/1/2013	     6.19	     5/1/2013	     3.89	     5/1/2013	     4.11
5/2/2013	     7.2	     5/2/2013	     3.95	     5/2/2013	     4.22
5/3/2013	     8.34	     5/3/2013	     2.92	     5/3/2013	     4.45
5/6/2013	     8.55	     5/6/2013	     2.66	     5/6/2013	     4.57
5/7/2013	     9.12	     5/7/2013	     2.57	     5/7/2013	     4.8
5/8/2013	     9.62	     5/8/2013	     2.77	     5/8/2013	     4.92
5/9/2013	     9.27	     5/9/2013	     2.72	     5/9/2013	     5.03
5/10/2013	     9.74	     5/10/2013	     1.95	     5/10/2013	     4.92
5/13/2013	     9.76	     5/13/2013	     1.78	     5/13/2013	     4.8
5/14/2013	     10.89	5/14/2013	     1.48	     5/14/2013	     4.8
5/15/2013	     11.49	5/15/2013	     1.59	     5/15/2013	     4.8
5/16/2013	     10.94	5/16/2013	     2.26	     5/16/2013	     4.8
5/17/2013	     12.09	5/17/2013	     1.52	     5/17/2013	     4.92
5/20/2013	     12.01	5/20/2013	     1.44	     5/20/2013	     4.92
5/21/2013	     12.2	     5/21/2013	     1.64	     5/21/2013	     5.03
5/22/2013	     11.29	5/22/2013	     0.89	     5/22/2013	     4.92
5/23/2013	     10.98	5/23/2013	     0.92	     5/23/2013	     4.69
5/24/2013	     10.92	5/24/2013	     1.04	     5/24/2013	     4.69
5/28/2013	     11.63	5/28/2013	    -0.03	     5/28/2013	     4.57
5/29/2013	     10.86	5/29/2013	     0.02	     5/29/2013	     4.16
5/31/2013	     9.69	     5/31/2013	    -0.31     	5/31/2013	     3.93
6/3/2013	     10.35	6/3/2013	    -0.02	     6/3/2013	     3.69
6/5/2013	     8.26	     6/5/2013	     0.28	     6/5/2013	     3
6/6/2013	     9.2	     6/6/2013	     0.53	     6/6/2013	     3
6/7/2013	     10.6	     6/7/2013	    -0.24	     6/7/2013	     3.35
6/10/2013	     10.57	6/10/2013     -0.71	     6/10/2013	     3.23
6/11/2013	     9.45	     6/11/2013     -0.51	     6/11/2013	     2.65
6/12/2013	     8.56	     6/12/2013     -0.83	     6/12/2013	     2.42
6/13/2013	     10.18	6/13/2013     -0.34	     6/13/2013	     2.42
6/14/2013	     9.53	     6/14/2013	     0.13	     6/14/2013	     2.65
6/17/2013	     10.36	6/17/2013	    -0.3	     6/17/2013	     2.88
6/18/2013	     11.22	6/18/2013     -0.38	     6/18/2013	     3
6/19/2013	     9.68	     6/19/2013	    -1.57	     6/19/2013	     2.77
6/20/2013	     6.96	     6/20/2013	    -2.45	     6/20/2013	     1.61
6/21/2013	     7.24	     6/21/2013     -3.29	     6/21/2013	     1.26
6/24/2013	     5.94	     6/24/2013     -3.53	     6/24/2013	     0.45
6/25/2013	     6.96	     6/25/2013     -3.92	     6/25/2013	     0.33
6/26/2013	     8	     6/26/2013     -3.48	     6/26/2013	     0.57
6/27/2013	     8.68	     6/27/2013     -2.94	     6/27/2013	     1.04
6/28/2013	     8.22	     6/28/2013     -2.92	     6/28/2013	     1.27
7/1/2013	     8.81	     7/1/2013      -2.97	     7/1/2013	     1.39
7/2/2013	     8.78	     7/2/2013      -2.83	     7/2/2013	     1.39
7/3/2013	     8.87	     7/3/2013	    -3.09	     7/3/2013	     1.39
7/5/2013	     9.98	     7/5/2013      -4.91	     7/5/2013	     1.15
7/8/2013	     10.59	7/8/2013	    -4.31	     7/8/2013	     1.15
7/9/2013	     11.39	7/9/2013	    -4.15	     7/9/2013	     1.39
7/11/2013	     12.94	7/11/2013     -3.68	     7/11/2013	     2.08
7/12/2013	     13.29	7/12/2013	    -3.9	     7/12/2013	     2.2
7/15/2013	     13.44	7/15/2013	    -3.46	     7/15/2013	     2.43
7/17/2013	     13.35	7/17/2013	    -2.92	     7/17/2013	     2.78
7/18/2013	     13.93	7/18/2013	    -3.29	     7/18/2013	     3.02
7/19/2013	     14.12	7/19/2013	    -2.89	     7/19/2013	     3.13
7/22/2013	     14.35	7/22/2013	    -2.88	     7/22/2013	     3.25
7/23/2013	     14.14	7/23/2013	    -3.1	     7/23/2013	     3.37
7/24/2013	     13.71	7/24/2013	    -3.71	     7/24/2013	     3.13
7/25/2013	     14	     7/25/2013	    -3.85	     7/25/2013	     2.9
7/26/2013	     14.1	     7/26/2013	    -3.44	     7/26/2013	     2.9
7/29/2013	     13.68	7/29/2013	    -3.65	     7/29/2013	     2.98
7/30/2013	     13.72	7/30/2013	    -3.79	     7/30/2013	     2.98
7/31/2013	     13.72	7/31/2013	    -3.66	     7/31/2013	     2.98
8/1/2013	     15.16	8/1/2013	    -4.8	     8/1/2013	     2.98
8/2/2013	     15.35	8/2/2013	    -3.75	     8/2/2013	     2.98
8/5/2013	     15.19	8/5/2013	    -4.05	     8/5/2013	     2.98
8/6/2013	     14.54	8/6/2013	    -4.07	     8/6/2013	     2.98
8/7/2013	     14.14	8/7/2013	    -3.71	     8/7/2013	     2.86
8/8/2013	     14.61	8/8/2013	    -3.51	     8/8/2013	     2.98
8/9/2013	     14.22	8/9/2013	    -3.48	     8/9/2013	     2.98
8/12/2013	     14.09	8/12/2013	    -3.69	     8/12/2013	     2.98
8/13/2013	     14.43	8/13/2013	    -4.63	     8/13/2013	     2.86
8/14/2013	     13.86	8/14/2013	    -4.61	     8/14/2013	     2.86
8/15/2013	     12.26	8/15/2013	    -4.96	     8/15/2013	     2.51
8/16/2013	     11.89	8/16/2013	    -5.64	     8/16/2013	     2.51
8/19/2013	     11.24	8/19/2013	    -6.12	     8/19/2013	     2.28
8/20/2013	     11.67	8/20/2013	    -5.53	     8/20/2013	     2.28
8/21/2013	     11.03	8/21/2013	    -5.86	     8/21/2013	     2.04
8/22/2013	     11.99	8/22/2013	    -6.23	     8/22/2013	     2.04
8/23/2013	     12.45	8/23/2013	    -5.56	     8/23/2013	     2.16
8/26/2013	     11.99	8/26/2013	    -5.44	     8/26/2013	     2.28
8/27/2013	     10.21	8/27/2013	    -4.71	     8/27/2013	     2.16
8/28/2013	     10.54	8/28/2013	    -5.2	     8/28/2013	     2.22
8/29/2013	     10.77	8/29/2013	    -4.9	     8/29/2013	     2.22
8/30/2013	     10.43	8/30/2013	    -4.9	     8/30/2013	     2.22
9/3/2013	     10.9	     9/3/2013	    -5.7	     9/3/2013	     2.34
9/4/2013	     11.82	9/4/2013	    -6.07	     9/4/2013	     2.22
9/5/2013	     11.96	9/5/2013	    -6.73	     9/5/2013	     2.1
9/6/2013	     11.98	9/6/2013	    -6.4	     9/6/2013	     2.22
9/10/2013	     13.94	9/10/2013	    -6.53	     9/10/2013	     2.34
9/11/2013	     14.3	     9/11/2013	    -6.2	     9/11/2013	     2.34
9/12/2013	     13.95	9/12/2013	    -6.11	     9/12/2013	     2.45
9/13/2013	     14.26	9/13/2013	    -6.01	     9/13/2013	     2.57
9/17/2013	     15.39	9/17/2013	    -5.62	     9/17/2013	     2.81
9/18/2013	     16.8	     9/18/2013	    -4.34	     9/18/2013	     3.16
9/19/2013	     16.6	     9/19/2013	    -4.74	     9/19/2013	     3.4
9/20/2013	     15.76	9/20/2013	    -4.6	     9/20/2013	     3.4
9/23/2013	     15.22	9/23/2013	    -4.43	     9/23/2013	     3.28
9/24/2013	     14.93	9/24/2013	    -3.93	     9/24/2013	     3.28
9/25/2013	     14.62	9/25/2013	    -3.59	     9/25/2013	     3.28
9/26/2013	     15.04	9/26/2013	    -3.83	     9/26/2013	     3.3
9/27/2013	     14.58	9/27/2013	    -3.61	     9/27/2013	     3.19
9/30/2013	     13.89	9/30/2013	    -3.58	     9/30/2013	     3.07
10/1/2013	     14.81	10/1/2013	    -3.83	     10/1/2013	     3.19
10/2/2013	     14.76	10/2/2013	    -3.65	     10/2/2013	     3.19
10/3/2013	     13.73	10/3/2013	    -3.49	     10/3/2013	     3.19
10/4/2013	     14.53	10/4/2013	    -3.82	     10/4/2013	     3.3
10/7/2013	     13.56	10/7/2013	    -3.67	     10/7/2013	     3.3
10/8/2013	     12.19	10/8/2013	    -3.66	     10/8/2013	     3.3
10/9/2013	     12.27	10/9/2013	    -3.8	     10/9/2013	     3.3
10/10/2013	14.74	10/10/2013    -4.09	     10/10/2013	3.42
10/11/2013	15.46	10/11/2013    -4.05	     10/11/2013	3.66
10/14/2013	15.93	10/14/2013    -4.03	     10/14/2013	3.66
10/15/2013	15.11	10/15/2013    -4.34	     10/15/2013	3.66
10/16/2013	16.71	10/16/2013    -3.92	     10/16/2013	3.9
10/17/2013	17.51	10/17/2013    -3.21	     10/17/2013	4.25
10/18/2013	18.28	10/18/2013    -3.21	     10/18/2013	4.49
10/21/2013	18.29	10/21/2013    -3.36	     10/21/2013	4.61
10/22/2013	18.97	10/22/2013    -2.55	     10/22/2013	4.84
10/23/2013	18.41	10/23/2013    -2.33	     10/23/2013	4.84
10/24/2013	18.8	     10/24/2013    -2.6	     10/24/2013	4.96
10/25/2013	19.32	10/25/2013    -2.44	     10/25/2013	5.2
10/28/2013	19.48	10/28/2013    -2.53	     10/28/2013	5.2
10/29/2013	20.15	10/29/2013    -2.46	     10/29/2013	5.27
10/30/2013	19.58	10/30/2013    -2.63	     10/30/2013	5.27
10/31/2013	19.13	10/31/2013    -2.75	     10/31/2013	5.27
11/1/2013	     19.47	11/1/2013	    -3.38	     11/1/2013	     5.27
11/4/2013	     19.9	     11/4/2013	    -3.19	     11/4/2013	     5.27
11/5/2013	     19.58	11/5/2013	    -3.7	     11/5/2013	     5.15
11/6/2013	     20.15	11/6/2013	    -3.53	     11/6/2013	     5.27
11/7/2013	     18.6	     11/7/2013	    -3.26	     11/7/2013	     5.27
11/8/2013	     20.19	11/8/2013	    -4.36	     11/8/2013	     5.04
11/11/2013	20.28	11/11/2013    -4.35	     11/11/2013	5.04
11/12/2013	20	     11/12/2013    -4.52	     11/12/2013	4.92
11/13/2013	21.01	11/13/2013    -4.18	     11/13/2013	4.92
11/14/2013	21.62	11/14/2013    -3.82	     11/14/2013	5.04
11/15/2013	22.13	11/15/2013    -3.85	     11/15/2013	5.15
11/18/2013	21.68	11/18/2013    -3.59	     11/18/2013	5.39
11/19/2013	21.46	11/19/2013    -3.84	     11/19/2013	5.39
11/20/2013	21.02	11/20/2013    -4.45	     11/20/2013	5.27
11/21/2013	22.01	11/21/2013    -4.4	     11/21/2013	5.39
11/22/2013	22.64	11/22/2013    -4.14	     11/22/2013	5.51
11/25/2013	22.48	11/25/2013    -4.03	     11/25/2013	5.63
11/26/2013	22.52	11/26/2013    -3.65	     11/26/2013	5.64
11/27/2013	22.85	11/27/2013    -3.98	     11/27/2013	5.76
11/29/2013	22.76	11/29/2013    -4.02	     11/29/2013	5.76
12/2/2013	     22.43	12/2/2013	    -4.49	     12/2/2013	     5.76
12/3/2013	     22.04	12/3/2013	    -4.26	     12/3/2013	     5.76
12/4/2013	     21.92	12/4/2013	    -4.79	     12/4/2013	     5.64
12/5/2013	     21.39	12/5/2013	    -4.98	     12/5/2013	     5.76
12/9/2013	     23	     12/9/2013	    -4.89	     12/9/2013	     5.77
12/10/2013	22.61	12/10/2013    -4.39	     12/10/2013	5.89
12/11/2013	21.23	12/11/2013    -4.78	     12/11/2013	5.89
12/12/2013	20.81	12/12/2013    -5.04	     12/12/2013	5.77
12/13/2013	20.8	     12/13/2013    -4.95	     12/13/2013	5.89
12/17/2013	21.19	12/17/2013    -4.71	     12/17/2013	5.93
12/18/2013	23.21	12/18/2013    -5.06	     12/18/2013	6.05
12/19/2013	23.15	12/19/2013    -5.38	     12/19/2013	6.05
12/20/2013	23.74	12/20/2013    -5.05	     12/20/2013	6.18
12/23/2013	24.42	12/23/2013    -5.38	     12/23/2013	6.18
12/24/2013	24.79	12/24/2013    -5.81	     12/24/2013	6.18
12/26/2013	25.38	12/26/2013    -5.86	     12/26/2013	6.3
12/27/2013	25.36	12/27/2013    -5.95	     12/27/2013	6.3
12/30/2013	25.35	12/30/2013    -5.72	     12/30/2013	6.42
12/31/2013	25.86	12/31/2013    -5.94	     12/31/2013	6.42
1/2/2014	     24.76	1/2/2014	    -5.75	     1/2/2014	     6.54
1/3/2014	     24.72	1/3/2014	    -5.81	     1/3/2014	     6.67
1/6/2014	     24.41	1/6/2014	    -5.52	     1/6/2014	     6.79
1/7/2014	     25.17	1/7/2014	    -5.32	     1/7/2014	     6.91
1/8/2014	     25.18	1/8/2014	    -5.76	     1/8/2014	     6.91
1/9/2014	     25.22	1/9/2014	    -5.51	     1/9/2014	     7.03
1/10/2014	     25.51	1/10/2014	    -4.68	     1/10/2014	     7.28
1/13/2014	     23.95	1/13/2014	    -4.38	     1/13/2014	     7.28
1/14/2014	     25.29	1/14/2014	    -4.73	     1/14/2014	     7.28
1/15/2014	     25.94	1/15/2014	    -4.84	     1/15/2014	     7.4
1/16/2014	     25.77	1/16/2014	    -4.51	     1/16/2014	     7.52
1/17/2014	     25.28	1/17/2014	    -4.36	     1/17/2014	     7.52
1/21/2014	     25.63	1/21/2014	    -4.29	     1/21/2014	     7.65
1/22/2014	     25.72	1/22/2014	    -4.6	     1/22/2014	     7.65
1/23/2014	     24.6	     1/23/2014	    -3.87	     1/23/2014	     7.65
1/24/2014	     22	     1/24/2014	    -3.55	     1/24/2014	     7.4
1/27/2014	     21.41	1/27/2014	    -3.78	     1/27/2014	     7.28
1/28/2014	     22.16	1/28/2014	    -3.63	     1/28/2014	     7.4
1/30/2014	     22.3	     1/30/2014	    -3.18	     1/30/2014	     7.49
1/31/2014	     21.5	     1/31/2014	    -2.91	     1/31/2014	     7.61
2/3/2014	     18.73	2/3/2014	    -2.2	     2/3/2014	     7.49
2/4/2014	     19.64	2/4/2014	    -2.56	     2/4/2014	     7.36
2/5/2014	     19.44	2/5/2014	    -2.91	     2/5/2014	     7.36
2/6/2014	     20.98	2/6/2014	    -3.2	     2/6/2014	     7.61
2/10/2014	     22.79	2/10/2014	    -2.95	     2/10/2014	     7.98
2/11/2014	     24.15	2/11/2014	    -3.3	     2/11/2014	     8.1
2/12/2014	     24.18	2/12/2014	    -3.65	     2/12/2014	     8.22
2/13/2014	     24.92	2/13/2014	    -3.16	     2/13/2014	     8.35
2/14/2014	     25.53	2/14/2014	    -3.27	     2/14/2014	     8.47
2/18/2014	     25.69	2/18/2014	    -2.97	     2/18/2014	     8.59
2/19/2014	     24.88	2/19/2014	    -3.14	     2/19/2014	     8.72
2/20/2014	     25.65	2/20/2014	    -3.3	     2/20/2014	     8.72
2/21/2014	     25.43	2/21/2014	    -3.12	     2/21/2014	     8.96
2/24/2014	     26.21	2/24/2014	    -3.24	     2/24/2014	     8.96
2/25/2014	     26.04	2/25/2014	    -2.83	     2/25/2014	     9.21
2/26/2014	     26.07	2/26/2014	    -2.57	     2/26/2014	     9.22
2/28/2014	     27.06	2/28/2014	    -2.43	     2/28/2014	     9.47
3/3/2014	     26.13	3/3/2014	    -1.98	     3/3/2014	     9.47
3/4/2014	     28.06	3/4/2014	    -2.68	     3/4/2014	     9.47
3/5/2014	     28.08	3/5/2014	    -2.74	     3/5/2014	     9.59
3/6/2014	     28.32	3/6/2014	    -3.06	     3/6/2014	     9.59
3/7/2014	     28.4	     3/7/2014	    -3.51	     3/7/2014	     9.47
3/10/2014	     28.35	3/10/2014	    -3.42	     3/10/2014	     9.47
3/12/2014	     27.77	3/12/2014	    -2.91	     3/12/2014	     9.59
3/13/2014	     26.29	3/13/2014	    -2.33	     3/13/2014	     9.59
3/14/2014	     25.94	3/14/2014	    -2.23	     3/14/2014	     9.47
3/17/2014	     27.15	3/17/2014	    -2.65	     3/17/2014	     9.59
3/18/2014	     28.07	3/18/2014	    -2.49	     3/18/2014	     9.72
3/19/2014	     27.29	3/19/2014	    -3.22	     3/19/2014	     9.59
3/20/2014	     28.06	3/20/2014	    -3.26	     3/20/2014	     9.59
3/21/2014	     27.68	3/21/2014	    -3.04	     3/21/2014	     9.72
3/24/2014	     27.06	3/24/2014	    -2.9	     3/24/2014	     9.72
3/25/2014	     27.63	3/25/2014	    -2.91	     3/25/2014	     9.84
3/26/2014	     26.74	3/26/2014	    -2.61	     3/26/2014	     9.84
3/27/2014	     26.52	3/27/2014	    -2.36	     3/27/2014	     9.87
3/28/2014	     27.12	3/28/2014	    -2.69	     3/28/2014	     10
3/31/2014	     28.13	3/31/2014	    -2.76	     3/31/2014	     10.12
4/1/2014	     29.04	4/1/2014	    -3.04	     4/1/2014	     10.12
4/2/2014	     29.43	4/2/2014	    -3.41	     4/2/2014	     10.25
4/3/2014	     29.29	4/3/2014	    -3.28	     4/3/2014	     10.25
4/4/2014	     27.67	4/4/2014	    -2.74	     4/4/2014	     10.37
4/7/2014	     26.3	     4/7/2014	    -2.48	     4/7/2014	     10.37
4/8/2014	     26.81	4/8/2014	    -2.34	     4/8/2014	     10.37
4/9/2014	     28.21	4/9/2014	    -2.37	     4/9/2014	     10.49
4/10/2014	     25.53	4/10/2014	    -1.9	     4/10/2014	     10.49
4/11/2014	     24.35	4/11/2014	    -1.8	     4/11/2014	     10.37
4/14/2014	     25.38	4/14/2014	    -1.96	     4/14/2014	     10.49
4/15/2014	     26.22	4/15/2014	    -1.85	     4/15/2014	     10.49
4/16/2014	     27.55	4/16/2014	    -1.93	     4/16/2014	     10.62
4/17/2014	     27.73	4/17/2014	    -2.53	     4/17/2014	     10.62
4/21/2014	     28.21	4/21/2014	    -2.57	     4/21/2014	     10.62
4/22/2014	     28.74	4/22/2014	    -2.63	     4/22/2014	     10.74
4/23/2014	     28.47	4/23/2014	    -2.27	     4/23/2014	     10.74
4/24/2014	     28.69	4/24/2014	    -2.29	     4/24/2014	     10.87
4/25/2014	     27.65	4/25/2014	    -2.1	     4/25/2014	     10.87
4/28/2014	     28.07	4/28/2014	    -2.17	     4/28/2014	     10.93
4/29/2014	     28.69	4/29/2014	    -2.3	     4/29/2014	     11.05
4/30/2014	     29.08	4/30/2014	    -1.9	     4/30/2014	     11.05
5/2/2014	     28.89	5/2/2014	    -1.42	     5/2/2014	     11.18
5/5/2014	     29.14	5/5/2014	    -1.55	     5/5/2014	     11.18
5/6/2014	     27.99	5/6/2014	    -1.42	     5/6/2014	     11.18
5/7/2014	     28.76	5/7/2014	    -1.37	     5/7/2014	     11.3
5/8/2014	     28.61	5/8/2014	    -1.23	     5/8/2014	     11.43
5/9/2014	     28.83	5/9/2014	    -1.4	     5/9/2014	     11.55
5/12/2014	     30.08	5/12/2014	    -1.68	     5/12/2014	     11.55
5/13/2014	     30.17	5/13/2014	    -1.35	     5/13/2014	     11.68
5/15/2014	     28.4	     5/15/2014	    -0.35	     5/15/2014	     11.8
5/16/2014	     28.88	5/16/2014	    -0.51	     5/16/2014	     11.8
5/19/2014	     29.38	5/19/2014	    -0.64	     5/19/2014	     11.93
5/20/2014	     28.55	5/20/2014	    -0.38	     5/20/2014	     11.93
5/21/2014	     29.61	5/21/2014	    -0.61	     5/21/2014	     11.93
5/22/2014	     29.93	5/22/2014	    -0.79	     5/22/2014	     11.93
5/23/2014	     30.49	5/23/2014	    -0.6	     5/23/2014	     11.93
5/27/2014	     31.27	5/27/2014	    -0.4	     5/27/2014	     12.05
5/28/2014	     31.14	5/28/2014	     0.27	     5/28/2014	     12.14
5/29/2014	     31.86	5/29/2014	     0.21	     5/29/2014	     12.14
5/30/2014	     32.11	5/30/2014	     0.14	     5/30/2014	     12.27
6/2/2014	     32.21	6/2/2014	    -0.53	     6/2/2014	     12.27
6/3/2014	     32.17	6/3/2014	    -1.04	     6/3/2014	     12.27
6/4/2014	     32.44	6/4/2014	    -1.12	     6/4/2014	     12.14
6/5/2014	     33.32	6/5/2014	    -0.95	     6/5/2014	     12.39
6/6/2014	     33.95	6/6/2014	    -1.03	     6/6/2014	     12.64
6/10/2014	     34.05	6/10/2014	    -1.35	     6/10/2014	     12.64
6/11/2014	     33.6	     6/11/2014	    -1.39	     6/11/2014	     12.64
6/12/2014	     32.69	6/12/2014	    -0.91	     6/12/2014	     12.64
6/13/2014	     33.1	     6/13/2014	    -1.05	     6/13/2014	     12.77
6/16/2014	     33.22	6/16/2014	    -0.98	     6/16/2014	     12.77
6/17/2014	     33.51	6/17/2014	    -1.47	     6/17/2014	     12.89
6/18/2014	     34.54	6/18/2014	    -1.11	     6/18/2014	     12.89
6/19/2014	     34.73	6/19/2014	    -1.16	     6/19/2014	     13.02
6/20/2014	     34.96	6/20/2014	    -1.17	     6/20/2014	     13.14
6/24/2014	     34.09	6/24/2014	    -0.83	     6/24/2014	     13.14
6/25/2014	     34.75	6/25/2014	    -0.58	     6/25/2014	     13.27
6/26/2014	     34.61	6/26/2014	    -0.27	     6/26/2014	     13.3
6/27/2014	     34.88	6/27/2014	    -0.35	     6/27/2014	     13.3
6/30/2014	     34.83	6/30/2014	    -0.17	     6/30/2014	     13.43
7/1/2014	     35.76	7/1/2014	    -0.6	     7/1/2014	     13.43
7/2/2014	     35.86	7/2/2014	    -1.14	     7/2/2014	     13.43
7/3/2014	     36.6	     7/3/2014	    -1.3	     7/3/2014	     13.43
7/7/2014	     36.07	7/7/2014	    -1.01	     7/7/2014	     13.43
7/8/2014	     35.15	7/8/2014	    -0.55	     7/8/2014	     13.43
7/9/2014	     35.79	7/9/2014	    -0.37	     7/9/2014	     13.43
7/10/2014	     35.23	7/10/2014	    -0.26	     7/10/2014	     13.43
7/11/2014	     35.44	7/11/2014	    -0.14	     7/11/2014	     13.43
7/14/2014	     36.09	7/14/2014	    -0.37	     7/14/2014	     13.43
7/15/2014	     35.83	7/15/2014	    -0.36	     7/15/2014	     13.43
7/16/2014	     36.42	7/16/2014	    -0.26	     7/16/2014	     13.3
7/17/2014	     34.82	7/17/2014	     0.3	     7/17/2014	     13.18
7/18/2014	     36.2	     7/18/2014	     0.22	     7/18/2014	     13.05
7/22/2014	     36.57	7/22/2014	     0.4	     7/22/2014	     13.18
7/23/2014	     36.81	7/23/2014	     0.42	     7/23/2014	     13.18
7/24/2014	     36.88	7/24/2014	     0.04	     7/24/2014	     13.3
7/25/2014	     36.22	7/25/2014	     0.4	     7/25/2014	     13.3
7/28/2014	     36.26	7/28/2014	     0.22	     7/28/2014	     13.3
7/29/2014	     35.65	7/29/2014	     0.49	     7/29/2014	     13.24
7/30/2014	     35.68	7/30/2014	    -0.29	     7/30/2014	     13.11
7/31/2014	     32.98	7/31/2014	    -0.3	     7/31/2014	     12.6
8/1/2014	     32.59	8/1/2014	     0.14	     8/1/2014	     12.35
8/4/2014	     33.55	8/4/2014	     0.29	     8/4/2014	     12.35
8/6/2014	     32.31	8/6/2014	     0.42	     8/6/2014	     12.35
8/7/2014	     31.61	8/7/2014	     0.88	     8/7/2014	     12.35
8/8/2014	     33.13	8/8/2014	     0.97	     8/8/2014	     12.48
8/11/2014	     33.52	8/11/2014	     0.94	     8/11/2014	     12.6
8/12/2014	     33.31	8/12/2014	     0.74	     8/12/2014	     12.73
8/13/2014	     34.24	8/13/2014	     1	     8/13/2014	     12.86
8/14/2014	     34.83	8/14/2014	     1.22	     8/14/2014	     12.98
8/15/2014	     34.83	8/15/2014	     1.69	     8/15/2014	     13.11
8/18/2014	     35.99	8/18/2014	     1.37	     8/18/2014	     13.24
8/19/2014	     36.7	     8/19/2014	     1.24	     8/19/2014	     13.24
8/20/2014	     37.05	8/20/2014	     1.02	     8/20/2014	     13.36
8/21/2014	     37.46	8/21/2014	     1.2	     8/21/2014	     13.36
8/22/2014	     37.2	     8/22/2014	     1.24	     8/22/2014	     13.36
8/25/2014	     37.86	8/25/2014	     1.39	     8/25/2014	     13.49
8/26/2014	     38	     8/26/2014	     1.38	     8/26/2014	     13.49
8/27/2014	     38.04	8/27/2014	     1.63	     8/27/2014	     13.58
8/28/2014	     37.83	8/28/2014	     1.87	     8/28/2014	     13.71
8/29/2014	     38.29	8/29/2014	     1.81	     8/29/2014	     13.71
9/2/2014	     38.22	9/2/2014	     1.14	     9/2/2014	     13.71
9/3/2014	     38.14	9/3/2014	     1.22	     9/3/2014	     13.71
9/4/2014	     37.93	9/4/2014	     0.9	     9/4/2014	     13.45
9/5/2014	     38.63	9/5/2014	     0.79	     9/5/2014	     13.45
9/8/2014	     38.23	9/8/2014	     0.73	     9/8/2014	     13.33
9/9/2014	     37.33	9/9/2014	     0.49	     9/9/2014	     13.2
9/10/2014	     37.84	9/10/2014	     0.18	     9/10/2014	     13.07
9/11/2014	     38	     9/11/2014	     0.21	     9/11/2014	     12.95
9/12/2014	     37.18	9/12/2014	    -0.49	     9/12/2014	     12.82
9/15/2014	     37.09	9/15/2014	    -0.28	     9/15/2014	     12.82
9/16/2014	     38.11	9/16/2014	    -0.26	     9/16/2014	     12.82
9/18/2014	     38.99	9/18/2014	    -0.6	     9/18/2014	     12.95
9/19/2014	     38.93	9/19/2014	    -0.22	     9/19/2014	     13.07
9/22/2014	     37.81	9/22/2014	    -0.01	     9/22/2014	     12.95
9/23/2014	     37.03	9/23/2014	     0.28	     9/23/2014	     12.69
9/24/2014	     38.11	9/24/2014	    -0.03	     9/24/2014	     12.57
9/25/2014	     35.88	9/25/2014	     0.5	     9/25/2014	     12.31
9/26/2014	     37.07	9/26/2014	     0.28	     9/26/2014	     12.07
9/29/2014	     36.73	9/29/2014	     0.67	     9/29/2014	     11.82
9/30/2014	     36.36	9/30/2014	     0.56	     9/30/2014	     12.07
10/1/2014	     34.56	10/1/2014	     1.49	     10/1/2014	     12.07
10/2/2014	     34.57	10/2/2014	     1.19	     10/2/2014	     12.07
10/6/2014	     35.87	10/6/2014	     1.33	     10/6/2014	     12.33
10/7/2014	     33.81	10/7/2014	     1.99	     10/7/2014	     12.2
10/8/2014	     36.2	     10/8/2014	     2.17	     10/8/2014	     12.2
10/9/2014	     33.39	10/9/2014	     2.2	     10/9/2014	     11.95
10/10/2014	31.88	10/10/2014	2.42	     10/10/2014	11.56
10/13/2014	29.7	     10/13/2014	2.44	     10/13/2014	11.44
10/14/2014	29.91	10/14/2014	3.33	     10/14/2014	11.18
10/15/2014	28.87	10/15/2014	4.37	     10/15/2014	10.93
10/16/2014	28.89	10/16/2014	3.82	     10/16/2014	11.05
10/17/2014	30.55	10/17/2014	3.41	     10/17/2014	11.69
10/20/2014	31.75	10/20/2014	3.58	     10/20/2014	11.82
10/21/2014	34.33	10/21/2014	3.36	     10/21/2014	12.33
10/22/2014	33.36	10/22/2014	3.15	     10/22/2014	12.33
10/23/2014	35.01	10/23/2014	2.76	     10/23/2014	12.46
10/24/2014	35.96	10/24/2014	2.78	     10/24/2014	12.46
10/27/2014	35.76	10/27/2014	2.92	     10/27/2014	12.33
10/28/2014	37.38	10/28/2014	2.71	     10/28/2014	12.46
10/29/2014	37.2	     10/29/2014	2.38	     10/29/2014	12.36
10/30/2014	38.06	10/30/2014	2.53	     10/30/2014	12.49
10/31/2014	39.69	10/31/2014	2.3	     10/31/2014	12.61
11/3/2014	     39.67	11/3/2014	     2.18	     11/3/2014	     12.61
11/4/2014	     39.28	11/4/2014	     2.23	     11/4/2014	     12.36
11/5/2014	     40.12	11/5/2014	     2.18	     11/5/2014	     12.36
11/6/2014	     40.69	11/6/2014	     1.96	     11/6/2014	     12.23
11/7/2014	4     0.76	11/7/2014	     2.54	     11/7/2014	     12.36
11/10/2014	41.21	11/10/2014	2.13	     11/10/2014	12.23
11/11/2014	41.31	11/11/2014	2.14	     11/11/2014	12.23
11/12/2014	41.25	11/12/2014	2.14	     11/12/2014	12.36
11/13/2014	41.34	11/13/2014	2.29	     11/13/2014	12.23
11/14/2014	41.39	11/14/2014	2.52	     11/14/2014	12.23
11/17/2014	41.5	     11/17/2014	2.35	     11/17/2014	12.1
11/18/2014	42.26	11/18/2014	2.5	     11/18/2014	11.97
11/19/2014	42.05	11/19/2014	2.26	     11/19/2014	11.85
11/20/2014	42.34	11/20/2014	2.43	     11/20/2014	11.72
11/21/2014	43.1	     11/21/2014	2.61	     11/21/2014	12.1
11/24/2014	43.51	11/24/2014	2.67	     11/24/2014	12.1
11/25/2014	43.36	11/25/2014	3.07	     11/25/2014	12.3
11/26/2014	43.8	     11/26/2014	3.34	     11/26/2014	12.3
11/28/2014	43.44	11/28/2014	3.76	     11/28/2014	12.17
12/1/2014	     42.47	12/1/2014	     3.52	     12/1/2014	     11.53
12/2/2014	     43.38	12/2/2014	     2.91	     12/2/2014	     11.27
12/3/2014	     43.96	12/3/2014	     2.92	     12/3/2014	     11.27
12/4/2014	     43.8	     12/4/2014	     3.2	     12/4/2014	     11.14
12/5/2014	     44.04	12/5/2014	     2.74	     12/5/2014	     11.14
12/8/2014	     43.01	12/8/2014	     3.21	     12/8/2014	     10.8
12/9/2014	     42.98	12/9/2014	     3.56	     12/9/2014	     10.41
12/10/2014	40.65	12/10/2014	4.05	     12/10/2014	10.02
12/11/2014	41.33	12/11/2014	3.96	     12/11/2014	9.89
12/12/2014	39.04	12/12/2014	4.67	     12/12/2014	9.25
12/15/2014	38.16	12/15/2014	4.55	     12/15/2014	8.99
12/17/2014	39.78	12/17/2014	4.28	     12/17/2014	8.75
12/18/2014	43.16	12/18/2014	3.77	     12/18/2014	9.53
12/19/2014	43.82	12/19/2014	4.02	     12/19/2014	9.79
12/22/2014	44.39	12/22/2014	4.19	     12/22/2014	10.05
12/23/2014	44.65	12/23/2014	3.29	     12/23/2014	10.05
12/24/2014	44.63	12/24/2014	3.28	     12/24/2014	10.05
12/26/2014	45.1	     12/26/2014	3.42	     12/26/2014	10.18
12/29/2014	45.25	12/29/2014	3.8	     12/29/2014	10.18
12/30/2014	44.56	12/30/2014	3.96	     12/30/2014	10.31
12/31/2014	43.07	12/31/2014	4.15	     12/31/2014	10.18
1/2/2015	     43.04	1/2/2015	     4.58     	1/2/2015	     10.31
1/5/2015	     40.44	1/5/2015	     5.4	     1/5/2015	     10.05
1/7/2015	     40.85	1/7/2015	     6.19	     1/7/2015	     10.05
1/8/2015	     43.37	1/8/2015	     5.62	     1/8/2015	     10.31
1/9/2015	     42.17	1/9/2015	     6.06	     1/9/2015	     10.44
1/12/2015	     41.02	1/12/2015	     6.64	     1/12/2015	     10.31
1/13/2015	     40.67	1/13/2015	     6.81	     1/13/2015	     10.18
1/14/2015	     39.86	1/14/2015	     7.35	     1/14/2015	     9.92
1/15/2015	     38.57	1/15/2015	     7.92	     1/15/2015	     9.92
1/16/2015	     40.43	1/16/2015	     7.55	     1/16/2015	     10.05
1/20/2015	     40.65	1/20/2015	     7.66     	1/20/2015	     10.05
1/21/2015	     41.33	1/21/2015	     7.23     	1/21/2015	     10.05
1/22/2015	     43.49	1/22/2015	     6.84     	1/22/2015	     10.18
1/23/2015	     42.7	     1/23/2015	     7.57     	1/23/2015	     10.31
1/26/2015	     43.07	1/26/2015	     7.47	     1/26/2015	     10.44
1/27/2015	     41.16	1/27/2015	     7.54	     1/27/2015	     10.31
1/28/2015	     39.26	1/28/2015	     8.48	     1/28/2015	     10.33
1/29/2015	     40.6	     1/29/2015	     8.22	     1/29/2015	     10.46
1/30/2015	     38.78	1/30/2015	     8.97	     1/30/2015	     10.46
2/2/2015	     40.58	2/2/2015	     9.03	     2/2/2015	     10.46
2/3/2015	     42.61	2/3/2015	     7.99	     2/3/2015	     10.59
2/4/2015	     42.06	2/4/2015	     7.84	     2/4/2015	     10.72
2/5/2015	     43.55	2/5/2015	     7.65	     2/5/2015	     10.85
2/9/2015	     42.5	     2/9/2015	     6.45	     2/9/2015	     10.98
2/10/2015	     44.03	2/10/2015	     6.04	     2/10/2015	     11.11
2/11/2015	     44.07	2/11/2015	     6.09	     2/11/2015	     11.11
2/12/2015	     45.5	     2/12/2015	     6.07	     2/12/2015	     11.24
2/13/2015	     46.1	     2/13/2015	     5.73	     2/13/2015	     11.37
2/17/2015	     46.36	2/17/2015	     4.63	     2/17/2015	     11.37
2/18/2015	     46.32	2/18/2015	     5.32	     2/18/2015	     11.5
2/19/2015	     46.19	2/19/2015	     4.9	     2/19/2015	     11.5
2/20/2015	     47.1	     2/20/2015	     4.74	     2/20/2015	     11.63
2/23/2015	     47.06	2/23/2015	     5.42	     2/23/2015	     11.77
2/24/2015	     47.47	2/24/2015	     6.11	     2/24/2015	     11.9
2/25/2015	     47.38	2/25/2015	     6.28	     2/25/2015	     12.13
2/26/2015	     47.19	2/26/2015	     5.86	     2/26/2015	     12.26
3/2/2015	     47.66	3/2/2015	     5.26	     3/2/2015	     12.26
3/3/2015	     46.99	3/3/2015	     4.87	     3/3/2015	     12.26
3/4/2015	     46.38	3/4/2015	     4.89	     3/4/2015	     12.13
3/5/2015	     46.56	3/5/2015	     5.01	     3/5/2015	     12
3/6/2015	     44.5	     3/6/2015	     3.81	     3/6/2015	     11.73
3/10/2015	     42.63	3/10/2015	     4.88	     3/10/2015	     11.47
3/11/2015	     42.38	3/11/2015	     5.03	     3/11/2015	     11.47
3/12/2015	     44.21	3/12/2015	     5.17	     3/12/2015	     11.6
3/13/2015	     43.34	3/13/2015	     5.03	     3/13/2015	     11.34
3/16/2015	     45.28	3/16/2015	     5.18	     3/16/2015	     11.21
3/17/2015	     44.8	     3/17/2015	     5.58	     3/17/2015	     11.08
3/18/2015	     46.56	3/18/2015	     6.61	     3/18/2015	     11.21
3/19/2015	     45.85	3/19/2015	     6.37	     3/19/2015	     11.34
3/20/2015	     47.16	3/20/2015	     6.79	     3/20/2015	     11.47
3/23/2015	     46.91	3/23/2015	     6.96	     3/23/2015	     11.47
3/24/2015	     46.02	3/24/2015	     7.31	     3/24/2015	     11.6
3/25/2015	     43.89	3/25/2015	     6.94	     3/25/2015	     11.47
3/26/2015	     43.56	3/26/2015	     6.1	     3/26/2015	     11.34
3/27/2015	     43.92	3/27/2015	     6.68	     3/27/2015	     11.33
3/31/2015	     44.43	3/31/2015	     6.86	     3/31/2015	     11.6
4/1/2015	     43.88	4/1/2015	     7.46	     4/1/2015	     11.46
4/2/2015	     44.39	4/2/2015	     7.12	     4/2/2015	     11.6
4/6/2015	     45.34	4/6/2015	     7.17	     4/6/2015	     11.73
4/7/2015	     45.05	4/7/2015	     7.26	     4/7/2015	     11.86
4/8/2015	     45.49	4/8/2015	     7.23	     4/8/2015	     12.12
4/9/2015	     46.14	4/9/2015	     6.64	     4/9/2015	     11.99
4/10/2015	     46.9	     4/10/2015	     6.72	     4/10/2015	     12.26
4/13/2015	     46.24	4/13/2015	     6.87     	4/13/2015	     12.26
4/14/2015	     46.48	4/14/2015	     7.2	     4/14/2015	     12.26
4/15/2015	     47.23	4/15/2015	     7.24	     4/15/2015	     12.65
4/16/2015	     47.12	4/16/2015	     7.46	     4/16/2015	     12.65
4/17/2015	     45.46	4/17/2015	     7.72	     4/17/2015	     12.52
4/20/2015	     46.81	4/20/2015	     7.32	     4/20/2015	     12.65
4/21/2015	     46.59	4/21/2015	     7.13	     4/21/2015	     12.65
4/22/2015	     47.34	4/22/2015	     6.59	     4/22/2015	     12.65
4/23/2015	     47.7	     4/23/2015	     6.84	     4/23/2015	     12.65
4/24/2015	     48.04	4/24/2015	     7.13	     4/24/2015	     12.78
4/28/2015	     47.84	4/28/2015	     6.61	     4/28/2015	     12.79
4/29/2015	     47.3	     4/29/2015	     6.03	     4/29/2015	     12.79
4/30/2015	     45.82	4/30/2015	     5.97	     4/30/2015	     12.79
5/1/2015	     47.41	5/1/2015	     5.3	     5/1/2015	     12.79
5/4/2015	     47.84	5/4/2015	     5.13	     5/4/2015	     12.93
5/5/2015	     46.11	5/5/2015	     4.78	     5/5/2015	     12.79
5/6/2015	     45.51	5/6/2015	     4.22	     5/6/2015	     12.66
5/7/2015	     46.1	     5/7/2015	     4.72	     5/7/2015	     12.66
5/8/2015	     48.07	5/8/2015	     5.04	     5/8/2015	     12.93
5/11/2015	     47.34	5/11/2015	     3.92	     5/11/2015	     12.79
5/12/2015	     46.91	5/12/2015	     4.04	     5/12/2015	     12.66
5/13/2015	     46.9	     5/13/2015	     3.85	     5/13/2015	     12.79
5/14/2015	     48.5	     5/14/2015	     4.19	     5/14/2015	     12.93
5/15/2015	     48.63	5/15/2015	     5.1	     5/15/2015	     13.06
5/18/2015	     49.09	5/18/2015	     4.29	     5/18/2015	     12.93
5/20/2015	     48.91	5/20/2015	     4.11	     5/20/2015	     12.79
5/21/2015	     49.28	5/21/2015	     4.73	     5/21/2015	     12.93
5/22/2015	     48.94	5/22/2015	     4.34	     5/22/2015	     12.93
5/26/2015	     47.41	5/26/2015	     5.19	     5/26/2015	     12.79
5/27/2015	     48.79	5/27/2015	     5.2	     5/27/2015	     12.99
5/28/2015	     48.63	5/28/2015	     5.26	     5/28/2015	     12.85
5/29/2015	     47.69	5/29/2015     	5.62	     5/29/2015	     12.85
6/1/2015	     48.01	6/1/2015	     4.7	     6/1/2015	     12.72
6/2/2015	     47.87	6/2/2015	     4.02	     6/2/2015	     12.72
6/3/2015	     48.21	6/3/2015	     3.1	     6/3/2015	     12.59
6/4/2015	     46.93	6/4/2015	     3.65	     6/4/2015	     12.32
6/5/2015	     46.73	6/5/2015	     2.79	     6/5/2015	     12.19
6/8/2015	     45.8	     6/8/2015	     3	     6/8/2015	     12.05
6/9/2015	     45.87	6/9/2015	     2.7	     6/9/2015	     11.79
6/10/2015	     47.64	6/10/2015	     2.14	     6/10/2015	     11.79
6/11/2015	     47.94	6/11/2015	     3	     6/11/2015	     11.92
6/12/2015	     46.91	6/12/2015	     3.03	     6/12/2015	     11.92
6/15/2015	     46.23	6/15/2015	     3.26	     6/15/2015	     11.65
6/16/2015	     47.07	6/16/2015	     3.64	     6/16/2015	     11.65
6/18/2015	     48.84	6/18/2015	     3.34	     6/18/2015	     11.65
6/19/2015	     48.05	6/19/2015	     4.14	     6/19/2015	     11.79
6/22/2015	     48.95	6/22/2015	     3.29	     6/22/2015	     11.79
6/23/2015	     49.06	6/23/2015	     2.86	     6/23/2015	     11.65
6/24/2015	     47.97	6/24/2015	     3.22	     6/24/2015	     11.65
6/25/2015	     47.53	6/25/2015	     3.01	     6/25/2015	     12
6/26/2015	     47.5	     6/26/2015	     2.26	     6/26/2015	     11.46
6/29/2015	     44.44	6/29/2015	     3.61	     6/29/2015	     11.06
6/30/2015	     44.83	6/30/2015	     3.6	     6/30/2015	     11.06
7/1/2015	     45.87	7/1/2015	     2.81	     7/1/2015	     11.19
7/2/2015	     45.83	7/2/2015	     3.08	     7/2/2015	     11.19
7/6/2015	     45.27	7/6/2015	     4.14	     7/6/2015	     11.06
7/7/2015	     46.15	7/7/2015	     4.56	     7/7/2015	     10.79
7/8/2015	     43.76	7/8/2015	     4.8	     7/8/2015	     10.66
7/9/2015	     44.09	7/9/2015	     3.95	     7/9/2015	     10.66
7/10/2015	     45.87	7/10/2015	     2.88	     7/10/2015	     10.79
7/14/2015	     48.15	7/14/2015	     3.09	     7/14/2015	     10.79
7/15/2015	     48.05	7/15/2015	     3.56	     7/15/2015	     10.92
7/16/2015	     49.24	7/16/2015	     3.51	     7/16/2015	     10.92
7/17/2015	     49.4	     7/17/2015	     3.55	     7/17/2015	     10.79
7/20/2015	     49.52	7/20/2015	     3.36	     7/20/2015	     10.52
7/21/2015	     48.89	7/21/2015	     3.66	     7/21/2015	     10.26
7/22/2015	     48.55	7/22/2015	     3.83	     7/22/2015	     9.99
7/23/2015	     47.72	7/23/2015	     4.26	     7/23/2015	     9.85
7/24/2015	     46.13	7/24/2015	     4.3	     7/24/2015	     9.72
7/27/2015	     45.29	7/27/2015	     4.73	     7/27/2015	     9.32
7/28/2015	     47.09	7/28/2015	     4.54	     7/28/2015	     9.45
7/30/2015	     48.2	     7/30/2015	     4.39	     7/30/2015	     9.74
7/31/2015	     47.87	7/31/2015	     4.97	     7/31/2015	     9.88
8/3/2015	     47.46	8/3/2015	     5.5	     8/3/2015	     9.88
8/4/2015	     47.13	8/4/2015	     4.96	     8/4/2015	     9.74
8/5/2015	     47.65	8/5/2015	     4.42	     8/5/2015	     9.61
8/6/2015	     46.54	8/6/2015	     4.73	     8/6/2015	     9.2
8/7/2015	     46.13	8/7/2015	     5.29	     8/7/2015	     9.07
8/10/2015	     48	     8/10/2015	     4.72	     8/10/2015	     9.07
8/11/2015	     46.62	8/11/2015	     5.63	     8/11/2015	     8.67
8/12/2015	     46.79	8/12/2015	     5.7	     8/12/2015	     8.4
8/13/2015	     46.62	8/13/2015	     5.17	     8/13/2015	     8.4
8/14/2015	     47.2	     8/14/2015	     5.09	     8/14/2015	     8.4
8/17/2015	     47.99	8/17/2015	     5.49	     8/17/2015	     8.4
8/18/2015	     47.63	8/18/2015	     5.08	     8/18/2015	     8.26
8/19/2015	     46.42	8/19/2015	     5.69	     8/19/2015	     8.13
8/20/2015	     43.33	8/20/2015	     6.12	     8/20/2015	     7.86
8/21/2015	     38.79	8/21/2015	     6.42	     8/21/2015	     7.59
8/25/2015	     31.52	8/25/2015	     5.66	     8/25/2015	     6.78
8/26/2015	     36.67	8/26/2015	     5.3	     8/26/2015	     6.92
8/27/2015	     40	     8/27/2015	     5.33	     8/27/2015	     7.4
8/28/2015	     40.11	8/28/2015	     5.2	     8/28/2015	     7.53
8/31/2015	     38.95	8/31/2015	     5.1	     8/31/2015	     7.53
9/1/2015	     34.84	9/1/2015	     5.35	     9/1/2015	     7.4
9/2/2015	     37.33	9/2/2015	     5.17	     9/2/2015	     7.4
9/3/2015	     37.5	     9/3/2015	     5.4	     9/3/2015	     7.67
9/4/2015	     35.4	     9/4/2015	     5.82	     9/4/2015	     7.53
9/8/2015	     38.82	9/8/2015	     5.19	     9/8/2015	     7.8
9/9/2015	     36.9	     9/9/2015	     5.33	     9/9/2015	     7.94
9/10/2015	     37.63	9/10/2015	     4.95	     9/10/2015	     7.8
9/11/2015	     38.29	9/11/2015	     5.33	     9/11/2015	     7.94
9/14/2015	     37.74	9/14/2015	     5.36	     9/14/2015	     7.8
9/15/2015	     39.51	9/15/2015	     4.43	     9/15/2015	     7.8
9/16/2015	     40.73	9/16/2015	     4.24	     9/16/2015	     7.53
9/17/2015	     40.39	9/17/2015	     5.03	     9/17/2015	     7.53
9/18/2015	     38.12	9/18/2015	     5.87	     9/18/2015	     7.4
9/21/2015	     38.75	9/21/2015	     5.1	     9/21/2015	     7.4
9/22/2015	     37.05	9/22/2015	     5.96	     9/22/2015	     6.86
9/23/2015	     36.77	9/23/2015	     5.76	     9/23/2015	     6.86
9/24/2015	     36.31	9/24/2015	     6	     9/24/2015	     6.32
9/25/2015	     36.25	9/25/2015	     5.56	     9/25/2015	     6.18
9/28/2015	     32.79	9/28/2015	     6.26	     9/28/2015	     5.28
9/29/2015	     32.96	9/29/2015	     6.65	     9/29/2015	     4.87
9/30/2015	     35.51	9/30/2015	     6.62	     9/30/2015	     5.14
10/1/2015	     35.79	10/1/2015	     6.75	     10/1/2015	     5
10/5/2015	     40.27	10/5/2015	     6.67	     10/5/2015	     5.41
10/6/2015	     39.77	10/6/2015	     6.88	     10/6/2015	     5.82
10/7/2015	     40.94	10/7/2015	     6.63	     10/7/2015	     6.23
10/8/2015	     42.19	10/8/2015	     6.19	     10/8/2015	     6.36
10/9/2015	     42.29	10/9/2015	     6.29	     10/9/2015	     6.77
10/12/2015	42.48	10/12/2015	6.31	     10/12/2015	6.91
10/13/2015	41.52	10/13/2015	6.72	     10/13/2015	6.63
10/14/2015	40.86	10/14/2015	7.42	     10/14/2015	6.63
10/15/2015	42.96	10/15/2015	7.04	     10/15/2015	6.63
10/16/2015	43.61	10/16/2015	7.02	     10/16/2015	6.91
10/19/2015	43.65	10/19/2015	7.02	     10/19/2015	6.91
10/20/2015	43.45	10/20/2015	6.62	     10/20/2015	7.18
10/21/2015	42.63	10/21/2015	7.01	     10/21/2015	7.18
10/22/2015	45.01	10/22/2015	7.07	     10/22/2015	7.18
10/23/2015	46.61	10/23/2015	6.52	     10/23/2015	7.45
10/26/2015	46.33	10/26/2015	6.76	     10/26/2015	7.45
10/27/2015	45.96	10/27/2015	7.05	     10/27/2015	7.04
10/28/2015	47.7	     10/28/2015	6.45	     10/28/2015	7.16
10/30/2015	46.94	10/30/2015	5.95	     10/30/2015	7.02
11/2/2015	     48.68	11/2/2015	     5.61	     11/2/2015	     7.16
11/3/2015	     49.09	11/3/2015	     5.3	     11/3/2015	     7.29
11/4/2015	     48.62	11/4/2015	     5.21	     11/4/2015	     7.29
11/5/2015	     48.48	11/5/2015	     5.08	     11/5/2015	     7.02
11/6/2015	     48.44	11/6/2015	     4.28	     11/6/2015	     6.61
11/9/2015	     47.02	11/9/2015	     4.23	     11/9/2015	     6.34
11/10/2015	47.28	11/10/2015	4.41	     11/10/2015	6.07
11/11/2015	46.8	     11/11/2015	4.41	     11/11/2015	6.07
11/12/2015	44.77	11/12/2015	4.37	     11/12/2015	5.52
11/13/2015	43.15	11/13/2015	4.7	     11/13/2015	5.25
11/16/2015	45.31	11/16/2015	4.79	     11/16/2015	5.11
11/17/2015	45.15	11/17/2015	4.91	     11/17/2015	5.25
11/18/2015	47.51	11/18/2015	4.82	     11/18/2015	5.11
11/19/2015	47.35	11/19/2015	5.03	     11/19/2015	4.84
11/20/2015	47.93	11/20/2015	4.89	     11/20/2015	4.56
11/23/2015	47.75	11/23/2015	5.04	     11/23/2015	4.29
11/24/2015	47.94	11/24/2015	5.11	     11/24/2015	4.29
11/25/2015	47.93	11/25/2015	5.21	     11/25/2015	4.4
11/27/2015	48.06	11/27/2015	5.31	     11/27/2015	4.4
11/30/2015	47.38	11/30/2015	5.41	     11/30/2015	4.4
12/1/2015	     48.96	12/1/2015	     6.01	     12/1/2015	     4.68
12/2/2015	     47.36	12/2/2015	     5.8	     12/2/2015	     4.54
12/3/2015	     45.25	12/3/2015	     4.4	     12/3/2015	     3.99
12/4/2015	     48.23	12/4/2015	     4.91	     12/4/2015	     3.72
12/7/2015	     47.2	     12/7/2015	     5.41	     12/7/2015	     3.03
12/8/2015	     46.26	12/8/2015	     5.27	     12/8/2015	     2.21
12/9/2015	     45.14	12/9/2015	     5.55	     12/9/2015	     2.34
12/10/2015	45.48	12/10/2015	5.28	     12/10/2015	2.07
12/11/2015	42.68	12/11/2015	6.22	     12/11/2015	0.97
12/14/2015	43.37	12/14/2015	5.42	     12/14/2015	-0.26
12/15/2015	44.89	12/15/2015	5.05	     12/15/2015	0.33
12/16/2015	47	     12/16/2015	4.86	     12/16/2015	0.74
12/17/2015	44.81	12/17/2015	5.34	     12/17/2015	0.47
12/18/2015	42.24	12/18/2015	5.72	     12/18/2015	-0.09
12/21/2015	43.36	12/21/2015	5.73	     12/21/2015	-0.22
12/22/2015	44.64	12/22/2015	5.36	     12/22/2015	0.05
12/23/2015	46.44	12/23/2015	5.12	     12/23/2015	0.47
12/28/2015	45.89	12/28/2015	5.51	     12/28/2015	0.47
12/29/2015	47.46	12/29/2015	4.75	     12/29/2015	0.61
12/30/2015	46.42	12/30/2015	4.78	     12/30/2015	0.61
12/31/2015	45.04	12/31/2015	5.09	     12/31/2015	0.74
1/4/2016	     42.85	1/4/2016	     5.41	     1/4/2016	     0.47
1/5/2016	     43.14	1/5/2016	     5.37	     1/5/2016	     0.74
1/6/2016	     41.31	1/6/2016	     6.03	     1/6/2016	     0.61
1/7/2016	     37.97	1/7/2016	     6.25	     1/7/2016	     0.19
1/8/2016	     36.47	1/8/2016	     6.45	     1/8/2016	     0.33
1/11/2016	     36.59	1/11/2016	     6.24	     1/11/2016	     -0.09
1/12/2016	     37.65	1/12/2016	     6.77	     1/12/2016	     -0.36
1/13/2016	     34.23	1/13/2016	     7.11	     1/13/2016	     -0.91
1/14/2016	     36.48	1/14/2016	     6.79	     1/14/2016	     -1.33
1/15/2016	     33.54	1/15/2016	     7.43	     1/15/2016	     -2.3
1/19/2016	     33.61	1/19/2016	     7.42	     1/19/2016	     -2.3
1/20/2016	     32.06	1/20/2016	     7.91	     1/20/2016	     -3.54
1/21/2016	     32.75	1/21/2016	     7.6	     1/21/2016	     -3.26
1/22/2016	     35.45	1/22/2016	     7.31	     1/22/2016	     -2.43
1/25/2016	     33.33	1/25/2016	     7.6	     1/25/2016	     -2.43
1/27/2016	     33.76	1/27/2016	     7.77	     1/27/2016	     -2.09
1/28/2016	     34.51	1/28/2016	     7.94	     1/28/2016	     -1.95
1/29/2016	     37.84	1/29/2016	     8.52	     1/29/2016	     -1.4



                                  [END CHART]

                             Source: Bloomberg L.P.

    At the end of the reporting period, default expectations remained relatively low, with the high-yield default rate below the 20-year average. The trailing 12-month high-yield default rate, according to J.P. Morgan, was 1.90% at the end of January 2016. That said, default risk in commodity-related sectors is expected to increase as long as commodity prices remain low.

o HOW DID THE USAA HIGH INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended January 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of -10.26%, -10.33%, and -10.51%, respectively. This compares to

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    returns of -8.50% for the Credit Suisse High Yield Index*, -7.75% for the Barclays U.S. High Yield 2% Issuer Capped Bond Index (the Index) and -8.53% for the Lipper High Yield Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 6.66%, 6.79%, and 6.33%, respectively, compared to 5.90% for the Lipper High Yield Bond Funds Average.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    In keeping with our investment approach, we sought to maximize the Fund's income while maintaining an acceptable level of price volatility. We have always believed the Fund should be adequately compensated for any risk taken. However, allocations to and selection among energy-related and metals and mining high-yield bonds detracted from Fund performance. Many of these securities were affected negatively by the continued drop in oil and commodity prices during the reporting period. Although we reduced some of these holdings, we believe that over the long-term the Fund's positions in these industries will generate attractive total returns.

    During the reporting period, we continued to seek relative value opportunities within the high-yield market while continuing to maintain a diversified, liquid portfolio. The portfolio also has positions in high-yield exchange-traded funds (ETFs), investment-grade bonds, and high-quality equities so it can meet any potential investment outflows with minimal impact to the Fund's performance. This liquidity strategy helps to prevent the Fund from being a forced seller due to investment outflows.

    Refer to page 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of December 1, 2015, the Barclays U.S. High Yield 2% Issuer Capped Bond
     Index replaced the Credit Suisse High Yield Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

6  | USAA HIGH INCOME FUND

================================================================================

    To identify attractive opportunities, we continued to work with our in-house team of analysts, building the portfolio bond-by-bond, through fundamental analysis. We seek ideas where our fundamental understanding of the credit risk is different than the market. In addition, our analysts continue to analyze and monitor every holding in the portfolio.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities.
    o Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

INVESTMENT OVERVIEW

USAA HIGH INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USHYX)

--------------------------------------------------------------------------------
                                       1/31/16                      7/31/15
--------------------------------------------------------------------------------
Net Assets                         $978.0 Million                $1.3 Billion
Net Asset Value Per Share              $7.10                        $8.17

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
    7/31/15-1/31/16*       1 YEAR             5 YEARS               10 YEARS
       -10.26%             -10.73%             3.33%                  5.65%

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                          10 YEARS
   -8.56%                           4.17%                             6.00%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD** AS OF 1/31/16           EXPENSE RATIO AS OF 7/31/15***
--------------------------------------------------------------------------------
               7.67%                                         0.89%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA HIGH INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     BARCLAYS U.S.
                     HIGH YIELD 2%           CREDIT SUISSE            USAA HIGH              LIPPER HIGH
                    ISSUER CAPPED             HIGH YIELD             INCOME FUND              YIELD BOND
                     BOND INDEX*                INDEX                  SHARES                FUNDS INDEX
 1/31/2006           $10,000.00              $10,000.00              $10,000.00              $10,000.00
 2/28/2006            10,097.70               10,100.42               10,091.18               10,083.84
 3/31/2006            10,140.00               10,178.59               10,135.26               10,125.08
 4/30/2006            10,203.26               10,247.16               10,190.14               10,183.42
 5/31/2006            10,189.78               10,275.27               10,191.31               10,161.16
 6/30/2006            10,132.88               10,217.75               10,144.41               10,104.46
 7/31/2006            10,219.73               10,305.33               10,239.47               10,181.57
 8/31/2006            10,370.58               10,448.82               10,410.27               10,320.24
 9/30/2006            10,514.32               10,578.98               10,538.81               10,434.33
10/31/2006            10,657.68               10,725.07               10,692.25               10,585.15
11/30/2006            10,826.13               10,919.90               10,855.10               10,767.90
12/31/2006            10,945.91               11,049.42               10,963.70               10,876.52
 1/31/2007            11,071.31               11,176.33               11,061.97               10,993.03
 2/28/2007            11,233.02               11,349.39               11,226.03               11,135.58
 3/31/2007            11,252.11               11,381.89               11,253.42               11,170.99
 4/30/2007            11,398.84               11,543.25               11,405.87               11,325.25
 5/31/2007            11,477.82               11,632.95               11,472.52               11,421.77
 6/30/2007            11,269.70               11,455.66               11,337.40               11,236.20
 7/31/2007            10,877.78               11,095.57               11,045.14               10,871.94
 8/31/2007            11,040.61               11,211.43               11,147.48               10,976.78
 9/30/2007            11,314.99               11,460.86               11,340.49               11,241.36
10/31/2007            11,391.35               11,550.56               11,385.67               11,338.17
11/30/2007            11,151.41               11,336.06               11,129.74               11,097.17
12/31/2007            11,194.09               11,341.91               11,102.99               11,108.09
 1/31/2008            11,023.02               11,162.19               10,849.51               10,881.74
 2/29/2008            10,886.77               11,038.85               10,729.91               10,735.16
 3/31/2008            10,861.31               11,013.34               10,661.68               10,718.89
 4/30/2008            11,307.88               11,446.24               10,921.34               11,120.62
 5/31/2008            11,353.55               11,489.30               11,001.27               11,177.96
 6/30/2008            11,073.18               11,212.56               10,743.58               10,883.76
 7/31/2008            10,934.31               11,061.44               10,599.70               10,742.58
 8/31/2008            10,967.62               11,091.83               10,624.96               10,757.52
 9/30/2008            10,125.77               10,311.35                9,890.35                9,954.38
10/31/2008             8,496.35                8,677.59                8,582.82                8,349.87
11/30/2008             7,751.08                7,928.96                7,884.33                7,634.82
12/31/2008             8,296.84                8,373.39                7,984.09                7,904.08
 1/31/2009             8,849.34                8,865.27                8,278.19                8,248.96
 2/28/2009             8,609.40                8,683.76                8,048.17                8,058.10
 3/31/2009             8,845.59                8,859.91                8,116.04                8,177.46
 4/30/2009             9,888.83                9,753.00                8,833.71                8,971.04
 5/31/2009            10,552.13               10,283.24                9,612.58                9,492.63
 6/30/2009            10,862.44               10,652.27               10,033.19                9,812.09
 7/31/2009            11,514.13               11,298.69               10,630.87               10,433.82
 8/31/2009            11,735.35               11,507.82               10,923.74               10,608.61
 9/30/2009            12,405.39               12,155.71               11,577.99               11,163.26
10/31/2009            12,630.36               12,377.35               11,845.18               11,327.95
11/30/2009            12,754.26               12,549.93               11,999.71               11,472.31
12/31/2009            13,172.37               12,913.60               12,312.31               11,815.89
 1/31/2010            13,344.56               13,078.05               12,593.36               11,965.65
 2/28/2010            13,361.78               13,117.86               12,647.62               11,983.69
 3/31/2010            13,766.80               13,491.28               13,092.07               12,364.56
 4/30/2010            14,095.08               13,804.09               13,417.19               12,633.38
 5/31/2010            13,590.49               13,364.53               12,876.63               12,165.72
 6/30/2010            13,758.19               13,519.07               13,003.47               12,262.23
 7/31/2010            14,241.81               13,936.85               13,410.75               12,700.35
 8/31/2010            14,246.30               13,954.73               13,465.46               12,692.74
 9/30/2010            14,667.79               14,324.90               13,854.07               13,079.23
10/31/2010            15,042.86               14,663.55               14,222.31               13,442.78
11/30/2010            14,871.05               14,508.69               14,138.66               13,307.44
12/31/2010            15,139.81               14,775.67               14,422.53               13,577.73
 1/31/2011            15,474.45               15,073.21               14,700.20               13,861.25
 2/28/2011            15,678.08               15,269.83               14,989.90               14,084.59
 3/31/2011            15,729.37               15,332.07               15,076.00               14,113.55
 4/30/2011            15,972.30               15,545.26               15,351.72               14,334.96
 5/31/2011            16,050.53               15,612.38               15,430.96               14,366.61
 6/30/2011            15,894.44               15,491.31               15,215.64               14,207.22
 7/31/2011            16,077.86               15,703.86               15,326.20               14,325.20
 8/31/2011            15,431.78               15,122.77               14,626.81               13,681.33
 9/30/2011            14,924.20               14,698.32               14,137.41               13,197.86
10/31/2011            15,819.95               15,488.39               14,739.97               13,967.26
11/30/2011            15,478.57               15,207.75               14,469.27               13,652.67
12/31/2011            15,891.07               15,583.61               14,786.76               13,964.67
 1/31/2012            16,373.20               15,998.47               15,223.45               14,429.52
 2/29/2012            16,762.49               16,363.61               15,575.81               14,763.26
 3/31/2012            16,741.16               16,366.69               15,644.10               14,766.16
 4/30/2012            16,913.35               16,536.51               15,748.98               14,897.35
 5/31/2012            16,688.00               16,317.78               15,525.99               14,654.94
 6/30/2012            17,040.24               16,621.98               15,780.43               14,930.26
 7/31/2012            17,364.40               16,914.31               16,091.68               15,203.47
 8/31/2012            17,567.66               17,117.44               16,378.28               15,395.85
 9/30/2012            17,812.09               17,332.26               16,632.36               15,608.98
10/31/2012            17,968.93               17,480.78               16,880.39               15,743.67
11/30/2012            18,112.67               17,612.90               16,934.97               15,869.67
12/31/2012            18,397.90               17,876.31               17,231.48               16,120.52
 1/31/2013            18,644.58               18,108.52               17,563.01               16,354.53
 2/28/2013            18,739.28               18,213.00               17,712.85               16,440.75
 3/31/2013            18,930.19               18,401.01               17,936.38               16,612.39
 4/30/2013            19,272.32               18,739.66               18,243.94               16,924.88
 5/31/2013            19,160.77               18,631.60               18,252.52               16,829.29
 6/30/2013            18,658.43               18,147.03               17,785.80               16,391.14
 7/31/2013            19,011.79               18,508.26               18,086.13               16,713.04
 8/31/2013            18,896.50               18,401.66               17,952.60               16,594.36
 9/30/2013            19,084.03               18,581.39               18,101.71               16,770.90
10/31/2013            19,560.92               19,031.02               18,489.26               17,176.22
11/30/2013            19,659.74               19,105.93               18,574.22               17,247.62
12/31/2013            19,766.42               19,222.93               18,691.05               17,351.27
 1/31/2014            19,904.92               19,369.34               18,899.52               17,459.96
 2/28/2014            20,306.56               19,759.99               19,226.59               17,803.50
 3/31/2014            20,354.85               19,813.13               19,340.83               17,855.13
 4/30/2014            20,483.62               19,940.69               19,504.30               17,944.73
 5/31/2014            20,671.15               20,120.90               19,717.38               18,111.97
 6/30/2014            20,844.46               20,290.71               19,921.61               18,266.42
 7/31/2014            20,567.46               20,034.94               19,776.86               18,030.46
 8/31/2014            20,894.25               20,326.13               19,970.48               18,270.45
 9/30/2014            20,456.29               19,896.65               19,683.36               17,918.54
10/31/2014            20,698.85               20,085.31               19,778.44               18,116.39
11/30/2014            20,549.12               19,923.14               19,700.31               18,008.91
12/31/2014            20,252.29               19,580.92               19,351.12               17,739.35
 1/31/2015            20,385.54               19,665.09               19,399.43               17,835.86
 2/28/2015            20,876.65               20,176.64               19,716.36               18,250.10
 3/31/2015            20,762.49               20,088.40               19,599.43               18,177.34
 4/30/2015            21,013.66               20,352.30               19,810.11               18,390.10
 5/31/2015            21,077.29               20,431.11               19,820.48               18,467.66
 6/30/2015            20,763.98               20,149.01               19,505.79               18,195.59
 7/31/2015            20,643.45               20,008.12               19,298.18               18,133.00
 8/31/2015            20,281.86               19,598.30               18,886.29               17,812.81
 9/30/2015            19,760.80               19,108.05               18,466.30               17,334.01
10/31/2015            20,302.45               19,597.49               18,796.88               17,745.19
11/30/2015            19,854.38               19,181.17               18,336.79               17,343.07
12/31/2015            19,354.29               18,615.19               17,694.30               16,876.49
 1/31/2016            19,043.23               18,306.60               17,318.32               16,586.29

                                   [END CHART]

                      Data from 1/31/06 through 1/31/16.

                   See next page for benchmark definitions.

*As of December 1, 2015, the Barclays U.S. High Yield 2% Issuer Capped Bond Index replaced the Credit Suisse High Yield Index as it more closely represents the securities held by the Fund.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Shares to the following benchmarks:

o The unmanaged Barclays U.S. High Yield 2% Issuer Capped Bond Index is an index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%.

o The unmanaged Credit Suisse High Yield Index is a trader-priced portfolio constructed to mirror the high-yield debt market.

o The unmanaged Lipper High Yield Bond Funds Index tracks the total return performance of the 30 largest funds in the Lipper High Yield Funds category.

================================================================================

10  | USAA HIGH INCOME FUND

================================================================================

USAA HIGH INCOME FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIHIX)

--------------------------------------------------------------------------------
                                         1/31/16                    7/31/15
--------------------------------------------------------------------------------
Net Assets                           $879.3 Million              $811.0 Million
Net Asset Value Per Share                $7.09                       $8.17

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
    7/31/15-1/31/16*     1 YEAR         5 YEARS      SINCE INCEPTION 8/01/08
       -10.33%           -10.65%         3.47%                6.97%

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                      5 YEARS              SINCE INCEPTION 8/01/08
   -8.47%                       4.34%                         7.38%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 1/31/16           EXPENSE RATIO AS OF 7/31/15***
--------------------------------------------------------------------------------
              7.81%                                        0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     BARCLAYS U.S.
                     HIGH YIELD 2%         USAA HIGH INCOME         CREDIT SUISSE           LIPPER HIGH
                     ISSUER CAPPED         FUND INSTITUTIONAL         HIGH YIELD             YIELD BOND
                     BOND INDEX*                SHARES                  INDEX               FUNDS INDEX
 7/31/2008           $10,000.00              $10,000.00              $10,000.00              $10,000.00
 8/31/2008            10,030.47               10,026.02               10,027.47               10,013.91
 9/30/2008             9,260.55                9,335.20                9,321.88                9,266.29
10/31/2008             7,770.36                8,103.33                7,844.90                7,772.69
11/30/2008             7,088.77                7,445.43                7,168.10                7,107.07
12/31/2008             7,587.89                7,543.33                7,569.89                7,357.71
 1/31/2009             8,093.18                7,823.87                8,014.57                7,678.75
 2/28/2009             7,873.75                7,609.28                7,850.48                7,501.09
 3/31/2009             8,089.76                7,676.57                8,009.73                7,612.19
 4/30/2009             9,043.85                8,357.89                8,817.12                8,350.92
 5/31/2009             9,650.47                9,096.76                9,296.47                8,836.46
 6/30/2009             9,934.27                9,497.08                9,630.09                9,133.84
 7/31/2009            10,530.28               10,065.93               10,214.48                9,712.59
 8/31/2009            10,732.60               10,345.72               10,403.55                9,875.29
 9/30/2009            11,345.38               10,968.20               10,989.26               10,391.60
10/31/2009            11,551.13               11,223.91               11,189.64               10,544.91
11/30/2009            11,664.44               11,372.72               11,345.65               10,679.29
12/31/2009            12,046.83               11,671.04               11,674.43               10,999.13
 1/31/2010            12,204.31               11,939.80               11,823.10               11,138.53
 2/28/2010            12,220.05               11,993.82               11,859.09               11,155.32
 3/31/2010            12,590.46               12,402.89               12,196.68               11,509.86
 4/30/2010            12,890.69               12,729.23               12,479.47               11,760.10
 5/31/2010            12,429.22               12,219.38               12,082.09               11,324.77
 6/30/2010            12,582.59               12,327.95               12,221.80               11,414.61
 7/31/2010            13,024.89               12,733.43               12,599.49               11,822.45
 8/31/2010            13,029.00               12,772.39               12,615.65               11,815.36
 9/30/2010            13,414.47               13,143.99               12,950.30               12,175.14
10/31/2010            13,757.49               13,512.55               13,256.45               12,513.55
11/30/2010            13,600.36               13,435.99               13,116.45               12,387.57
12/31/2010            13,846.15               13,709.37               13,357.82               12,639.18
 1/31/2011            14,152.20               13,976.04               13,626.80               12,903.10
 2/28/2011            14,338.43               14,254.25               13,804.56               13,111.00
 3/31/2011            14,385.33               14,339.23               13,860.82               13,137.96
 4/30/2011            14,607.51               14,587.46               14,053.56               13,344.06
 5/31/2011            14,679.06               14,665.36               14,114.23               13,373.53
 6/30/2011            14,536.30               14,463.99               14,004.79               13,225.15
 7/31/2011            14,704.05               14,588.71               14,196.94               13,334.98
 8/31/2011            14,113.18               13,926.64               13,671.61               12,735.61
 9/30/2011            13,648.97               13,445.71               13,287.89               12,285.56
10/31/2011            14,468.18               14,021.53               14,002.14               13,001.78
11/30/2011            14,155.97               13,766.01               13,748.44               12,708.93
12/31/2011            14,533.22               14,070.91               14,088.23               12,999.37
 1/31/2012            14,974.15               14,488.88               14,463.28               13,432.09
 2/29/2012            15,330.18               14,844.97               14,793.38               13,742.76
 3/31/2012            15,310.67               14,912.45               14,796.17               13,745.45
 4/30/2012            15,468.14               15,014.83               14,949.68               13,867.58
 5/31/2012            15,262.06               14,804.97               14,751.95               13,641.93
 6/30/2012            15,584.20               15,050.08               15,026.96               13,898.22
 7/31/2012            15,880.66               15,349.07               15,291.24               14,152.54
 8/31/2012            16,066.55               15,606.31               15,474.87               14,331.62
 9/30/2012            16,290.09               15,869.23               15,669.08               14,530.02
10/31/2012            16,433.53               16,093.89               15,803.35               14,655.40
11/30/2012            16,564.99               16,168.58               15,922.79               14,772.69
12/31/2012            16,825.85               16,455.70               16,160.92               15,006.20
 1/31/2013            17,051.45               16,774.76               16,370.85               15,224.03
 2/28/2013            17,138.06               16,920.46               16,465.31               15,304.29
 3/31/2013            17,312.65               17,116.97               16,635.28               15,464.07
 4/30/2013            17,625.55               17,432.33               16,941.43               15,754.96
 5/31/2013            17,523.54               17,442.77               16,843.74               15,665.98
 6/30/2013            17,064.12               16,998.05               16,405.66               15,258.11
 7/31/2013            17,387.29               17,267.67               16,732.24               15,557.76
 8/31/2013            17,281.85               17,161.63               16,635.87               15,447.29
 9/30/2013            17,453.36               17,286.37               16,798.34               15,611.62
10/31/2013            17,889.49               17,679.02               17,204.83               15,988.93
11/30/2013            17,979.87               17,762.06               17,272.55               16,055.39
12/31/2013            18,077.44               17,875.99               17,378.33               16,151.88
 1/31/2014            18,204.10               18,056.69               17,510.69               16,253.06
 2/28/2014            18,571.43               18,391.93               17,863.85               16,572.84
 3/31/2014            18,615.59               18,481.69               17,911.89               16,620.90
 4/30/2014            18,733.35               18,639.83               18,027.21               16,704.31
 5/31/2014            18,904.86               18,865.99               18,190.13               16,860.00
 6/30/2014            19,063.37               19,041.80               18,343.64               17,003.77
 7/31/2014            18,810.04               18,926.50               18,112.41               16,784.12
 8/31/2014            19,108.89               19,113.39               18,375.67               17,007.52
 9/30/2014            18,708.36               18,818.71               17,987.40               16,679.94
10/31/2014            18,930.20               18,911.20               18,157.95               16,864.11
11/30/2014            18,793.26               18,837.81               18,011.34               16,764.06
12/31/2014            18,521.79               18,527.14               17,701.96               16,513.13
 1/31/2015            18,643.66               18,552.88               17,778.06               16,602.97
 2/28/2015            19,092.80               18,857.73               18,240.51               16,988.57
 3/31/2015            18,988.39               18,747.30               18,160.74               16,920.84
 4/30/2015            19,218.10               18,950.57               18,399.32               17,118.89
 5/31/2015            19,276.30               18,962.08               18,470.57               17,191.10
 6/30/2015            18,989.76               18,662.32               18,215.54               16,937.84
 7/31/2015            18,879.53               18,487.09               18,088.17               16,879.57
 8/31/2015            18,548.83               18,094.12               17,717.68               16,581.51
 9/30/2015            18,072.30               17,670.94               17,274.46               16,135.82
10/31/2015            18,567.66               17,989.11               17,716.94               16,518.57
11/30/2015            18,157.88               17,574.72               17,340.57               16,144.25
12/31/2015            17,700.52               16,957.56               16,828.90               15,709.92
 1/31/2016            17,416.04               16,577.53               16,549.93               15,439.78

                                   [END CHART]

                     Data from 7/31/08 through 1/31/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*As of December 1, 2015, the Barclays U.S. High Yield 2% Issuer Capped Bond Index replaced the Credit Suisse High Yield Index as it more closely represents the securities held by the Fund.

**The performance of the Barclays U.S. High Yield 2% Issuer Capped Bond Index, Credit Suisse High Yield Index, and the Lipper High Yield Bond Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA HIGH INCOME FUND

================================================================================

USAA HIGH INCOME FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: UHYOX)

--------------------------------------------------------------------------------
                                        1/31/16                      7/31/15
--------------------------------------------------------------------------------
Net Assets                           $8.4 Million                $12.5 Million
Net Asset Value Per Share               $7.11                        $8.19

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
    7/31/15-1/31/16*      1 YEAR         5 YEAR       SINCE INCEPTION 8/01/10
        -10.51%           -10.98%         3.09%                4.49%

--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                   5 YEAR                   SINCE INCEPTION 8/01/10
    -8.79%                   3.96%                            5.01%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELD** AS OF 1/31/16
--------------------------------------------------------------------------------
  UNSUBSIDIZED           7.23%                 SUBSIDIZED              7.29%

--------------------------------------------------------------------------------
                             EXPENSE RATIOS AS OF 7/31/15***
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT        1.21%         AFTER REIMBURSEMENT        1.15%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through December 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.15% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after December 1, 2016. If the total annual operating expense ratio of the Adviser Shares is lower than 1.15%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     BARCLAYS U.S.
                     HIGH YIELD 2%          CREDIT SUISSE             LIPPER HIGH             USAA HIGH
                     ISSUER CAPPED            HIGH YIELD              YIELD BOND             INCOME FUND
                      BOND INDEX*               INDEX                 FUNDS INDEX           ADVISER SHARES
 7/31/2010            $10,000.00              $10,000.00              $10,000.00              $10,000.00
 8/31/2010             10,003.15               10,012.83                9,994.01               10,030.71
 9/30/2010             10,299.10               10,278.43               10,298.32               10,316.99
10/31/2010             10,562.46               10,521.42               10,584.57               10,588.61
11/30/2010             10,441.82               10,410.30               10,478.01               10,524.02
12/31/2010             10,630.54               10,601.87               10,690.83               10,732.48
 1/31/2011             10,865.51               10,815.36               10,914.07               10,937.44
 2/28/2011             11,008.49               10,956.44               11,089.92               11,150.86
 3/31/2011             11,044.50               11,001.10               11,112.72               11,212.33
 4/30/2011             11,215.08               11,154.07               11,287.05               11,402.05
 5/31/2011             11,270.01               11,202.22               11,311.98               11,458.62
 6/30/2011             11,160.41               11,115.36               11,186.47               11,296.48
 7/31/2011             11,289.19               11,267.87               11,279.37               11,389.73
 8/31/2011             10,835.54               10,850.92               10,772.40               10,867.67
 9/30/2011             10,479.14               10,546.37               10,391.72               10,488.62
10/31/2011             11,108.10               11,113.26               10,997.53               10,935.08
11/30/2011             10,868.40               10,911.90               10,749.83               10,744.35
12/31/2011             11,158.04               11,181.59               10,995.50               10,977.63
 1/31/2012             11,496.57               11,479.26               11,361.51               11,300.22
 2/29/2012             11,769.92               11,741.25               11,624.29               11,573.59
 3/31/2012             11,754.93               11,743.46               11,626.57               11,622.25
 4/30/2012             11,875.84               11,865.31               11,729.87               11,698.18
 5/31/2012             11,717.61               11,708.37               11,539.01               11,530.79
 6/30/2012             11,964.94               11,926.64               11,755.79               11,703.61
 7/31/2012             12,192.55               12,136.39               11,970.90               11,932.28
 8/31/2012             12,335.27               12,282.14               12,122.38               12,142.34
 9/30/2012             12,506.90               12,436.28               12,290.19               12,342.50
10/31/2012             12,617.02               12,542.85               12,396.25               12,510.75
11/30/2012             12,717.95               12,637.64               12,495.46               12,549.54
12/31/2012             12,918.23               12,826.64               12,692.97               12,766.88
 1/31/2013             13,091.44               12,993.26               12,877.22               13,025.23
 2/28/2013             13,157.93               13,068.23               12,945.11               13,118.86
 3/31/2013             13,291.98               13,203.13               13,080.26               13,281.44
 4/30/2013             13,532.21               13,446.12               13,326.30               13,506.02
 5/31/2013             13,453.88               13,368.58               13,251.04               13,523.71
 6/30/2013             13,101.16               13,020.89               12,906.05               13,160.55
 7/31/2013             13,349.28               13,280.09               13,159.51               13,379.59
 8/31/2013             13,268.33               13,203.60               13,066.07               13,293.36
 9/30/2013             13,400.00               13,332.56               13,205.07               13,385.58
10/31/2013             13,734.85               13,655.18               13,524.21               13,684.01
11/30/2013             13,804.24               13,708.93               13,580.43               13,743.82
12/31/2013             13,879.15               13,792.88               13,662.04               13,826.14
 1/31/2014             13,976.40               13,897.93               13,747.62               13,961.33
 2/28/2014             14,258.42               14,178.23               14,018.11               14,216.55
 3/31/2014             14,292.32               14,216.36               14,058.76               14,282.69
 4/30/2014             14,382.74               14,307.88               14,129.31               14,417.38
 5/31/2014             14,514.42               14,437.19               14,261.00               14,570.63
 6/30/2014             14,636.11               14,559.03               14,382.61               14,716.84
 7/31/2014             14,441.61               14,375.51               14,196.82               14,604.62
 8/31/2014             14,671.06               14,584.45               14,385.78               14,744.01
 9/30/2014             14,363.55               14,276.29               14,108.70               14,528.89
10/31/2014             14,533.86               14,411.65               14,264.48               14,595.51
11/30/2014             14,428.73               14,295.29               14,179.85               14,535.31
12/31/2014             14,220.30               14,049.74               13,967.61               14,290.31
 1/31/2015             14,313.87               14,110.14               14,043.60               14,307.20
 2/28/2015             14,658.71               14,477.18               14,369.76               14,538.26
 3/31/2015             14,578.55               14,413.87               14,312.47               14,449.25
 4/30/2015             14,754.91               14,603.22               14,479.99               14,601.30
 5/31/2015             14,799.59               14,659.77               14,541.06               14,605.55
 6/30/2015             14,579.60               14,457.36               14,326.84               14,370.85
 7/31/2015             14,494.96               14,356.27               14,277.56               14,231.58
 8/31/2015             14,241.07               14,062.22               14,025.45               13,925.14
 9/30/2015             13,875.21               13,710.44               13,648.46               13,612.80
10/31/2015             14,255.52               14,061.63               13,972.21               13,835.00
11/30/2015             13,940.91               13,762.91               13,655.59               13,510.92
12/31/2015             13,589.77               13,356.81               13,288.21               13,034.07
 1/31/2016             13,371.36               13,135.39               13,059.71               12,736.51

                                   [END CHART]

                     Data from 7/31/10 through 1/31/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA High Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*As of December 1, 2015, the Barclays U.S. High Yield 2% Issuer Capped Bond Index replaced the Credit Suisse High Yield Index as it more closely represents the securities held by the Fund.

**The performance of the Barclays U.S. High Yield 2% Issuer Capped Bond Index, Credit Suisse High Yield Index, and the Lipper High Yield Bond Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper High Yield Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

14  | USAA HIGH INCOME FUND

================================================================================

                          o TOP 10 HOLDINGS - 1/31/16 o
                                (% of Net Assets)

                                                                 % OF NET ASSETS
                                                                 ---------------
SPDR Barclays High Yield Bond ETF* ..........................          3.1%
iShares iBoxx High Yield
  Corporate Bond ETF* ......................................           1.6%
NuStar Logistics, LP, 7.63% .................................          1.5%
Neptune Finco Corp. .........................................          1.4%
St. Barbara Ltd. ............................................          1.3%
Dairy Farmers of America, Inc., 7.88%,
  cumulative redeemable, perpetual .........................           1.1%
Frontier Communications Corp. ...............................          1.0%
Hawaiian Airlines Pass-Through Trust ........................          0.9%
QBE Capital Funding III Ltd. ................................          0.9%
ILFC E-Capital Trust II .....................................          0.8%

    You will find a complete list of securities that the Fund owns on pages
    17-38.

    *The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                         o SECTOR ALLOCATION - 1/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                18.6%
CONSUMER DISCRETIONARY                                                    13.6%
ENERGY                                                                    12.8%
MATERIALS                                                                 12.1%
TELECOMMUNICATION SERVICES                                                 8.6%
INDUSTRIALS                                                                8.3%
UTILITIES                                                                  6.1%
HEALTH CARE                                                                5.5%
MONEY MARKET INSTRUMENTS                                                   1.1%
EXCHANGE-TRADED FUNDS*                                                     4.8%
CONSUMER STAPLES                                                           3.9%
INFORMATION TECHNOLOGY                                                     2.9%
MUNICIPAL BONDS                                                            0.1%

                                  [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

16  | USAA HIGH INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
             BONDS (88.1%)

             CORPORATE OBLIGATIONS (63.5%)

             CONSUMER DISCRETIONARY (11.9%)
             ------------------------------
             ADVERTISING (0.8%)
 $ 1,000     Acosta, Inc.(a)                                           7.75%        10/01/2022        $     825
   1,000     Advantage Sales & Marketing, Inc.(b)                      7.50          7/25/2022              889
   5,000     Checkout Holding Corp.(b)                                 7.75          4/11/2022            2,881
   5,000     Clear Channel Worldwide Holdings, Inc.                    7.63          3/15/2020            4,144
   2,240     iHeartCommunications, Inc.(b)                             7.18          1/30/2019            1,492
   4,310     iHeartCommunications, Inc.(b)                             7.93          7/30/2019            2,870
   1,000     Lamar Media Corp.(a)                                      5.75          2/01/2026            1,033
                                                                                                      ---------
                                                                                                         14,134
                                                                                                      ---------
             APPAREL RETAIL (0.9%)
   2,000     Caleres, Inc.                                             6.25          8/15/2023            1,985
  10,000     L Brands, Inc.                                            6.95          3/01/2033           10,056
   2,362     L Brands, Inc.                                            7.60          7/15/2037            2,492
   3,000     The Men's Wearhouse, Inc.                                 7.00          7/01/2022            2,160
                                                                                                      ---------
                                                                                                         16,693
                                                                                                      ---------
             AUTO PARTS & EQUIPMENT (0.1%)
   3,000     Omega US Sub, LLC(a)                                      8.75          7/15/2023            2,707
                                                                                                      ---------

             BROADCASTING (0.2%)
   4,000     Univision Communications, Inc.(a)                         8.50          5/15/2021            3,985
                                                                                                      ---------
             CABLE & SATELLITE (2.8%)
   5,000     Cablevision Systems Corp.                                 8.00          4/15/2020            4,738
   5,000     CCO Holdings, LLC & CCO Holdings Capital Corp.            6.63          1/31/2022            5,313
   5,000     CCO Holdings, LLC & CCO Holdings Capital Corp.            5.75          1/15/2024            5,156
   5,000     CCOH Safari, LLC(a)                                       5.75          2/15/2026            4,984
   5,000     Neptune Finco Corp.(a)                                   10.13          1/15/2023            5,300
  25,000     Neptune Finco Corp.(a)                                   10.88         10/15/2025           26,500
                                                                                                      ---------
                                                                                                         51,991
                                                                                                      ---------
             CASINOS & GAMING (2.4%)
   4,000     Caesar's Entertainment Operating Co., Inc.(c)             8.50          2/15/2020            3,020
   9,800     Caesar's Entertainment Resort Properties, LLC(b)          7.00         10/11/2020            8,590
   2,000     Eldorado Resorts, Inc.(a)                                 7.00          8/01/2023            1,980

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
 $ 7,500     Golden Nugget Escrow, Inc.(a)                             8.50%        12/01/2021        $   7,312
   2,472     Inn of the Mountain Gods Resort & Casino(a)               9.25         11/30/2020            2,299
   4,000     Isle of Capri Casinos                                     8.88          6/15/2020            4,240
   7,000     MGM Resorts International                                 8.63          2/01/2019            7,805
   5,000     Pinnacle Entertainment, Inc.                              8.75          5/15/2020            5,225
   5,000     Scientific Games International, Inc.                      6.25          9/01/2020            2,400
   3,000     Scientific Games International, Inc.(a)                   7.00          1/01/2022            2,835
                                                                                                      ---------
                                                                                                         45,706
                                                                                                      ---------
             DEPARTMENT STORES (0.9%)
  10,346     J.C. Penney Corp., Inc.(b)                                6.00          5/22/2018           10,126
   2,100     Macy's Retail Holdings, Inc.                              7.88          8/15/2036            2,164
   5,000     Neiman Marcus Group Ltd., LLC(b),(d)                      4.25         10/25/2020            4,352
                                                                                                      ---------
                                                                                                         16,642
                                                                                                      ---------
             HOMEBUILDING (0.6%)
   4,000     Beazer Homes USA, Inc.(e)                                 9.13          5/15/2019            3,900
   2,000     CalAtlantic Group, Inc.                                   5.88         11/15/2024            2,085
   3,000     KB Home                                                   7.50          9/15/2022            2,856
   3,000     M/I Homes, Inc.(a)                                        6.75          1/15/2021            2,925
                                                                                                      ---------
                                                                                                         11,766
                                                                                                      ---------
             HOTELS, RESORTS & CRUISE LINES (0.2%)
   3,000     Royal Caribbean Cruises Ltd.                              5.25         11/15/2022            3,090
                                                                                                      ---------
             LEISURE FACILITIES (0.1%)
   3,000     Clubcorp Club Operations(a)                               8.25         12/15/2023            2,880
                                                                                                      ---------
             MOVIES & ENTERTAINMENT (0.1%)
   2,000     Production Resource Group, Inc.                           8.88          5/01/2019            1,450
                                                                                                      ---------
             PUBLISHING (0.7%)
     195     American Media, Inc.(a)                                  13.50          6/15/2018              193
   4,834     Cengage Learning Acquisitions, Inc.(b)                    7.00          3/31/2020            4,723
   7,500     McGraw-Hill Global Education Holdings, LLC                9.75          4/01/2021            8,006
                                                                                                      ---------
                                                                                                         12,922
                                                                                                      ---------
             RESTAURANTS (0.2%)
   4,000     NPC International, Inc. & NPC Operating Co., Inc.        10.50          1/15/2020            4,125
                                                                                                      ---------
             SPECIALIZED CONSUMER SERVICES (0.2%)
   4,927     Weight Watchers International, Inc.(b)                    4.00          4/02/2020            3,438
                                                                                                      ---------
             SPECIALTY STORES (1.4%)
   7,000     Guitar Center, Inc.(a)                                    6.50          4/15/2019            5,933
   2,000     Guitar Center, Inc.(a)                                    9.63          4/15/2020            1,380
   4,762     Toys R Us Property Co. I, LLC(b)                          6.00          8/21/2019            4,293
  15,000     Toys R Us Property Co. II, LLC                            8.50         12/01/2017           13,957
                                                                                                      ---------
                                                                                                         25,563
                                                                                                      ---------

================================================================================

18  | USAA HIGH INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
             TIRES & RUBBER (0.3%)
 $ 5,000     Goodyear Tire & Rubber Co.                               6.50%          3/01/2021        $   5,269
                                                                                                      ---------
             Total Consumer Discretionary                                                               222,361
                                                                                                      ---------
             CONSUMER STAPLES (1.2%)
            -----------------------
             DRUG RETAIL (0.1%)
   2,000     Rite Aid Corp.(a)                                        6.13           4/01/2023            2,118
                                                                                                      ---------
             HOUSEHOLD PRODUCTS (0.2%)
   3,000     Central Garden & Pet Co.                                 6.13          11/15/2023            3,082
                                                                                                      ---------
             PACKAGED FOODS & MEAT (0.9%)
   5,000     B&G Foods, Inc.                                          4.63           6/01/2021            5,006
   2,250     Chiquita Brands International, Inc.                      7.88           2/01/2021            2,386
   6,000     Post Holdings, Inc.(a)                                   8.00           7/15/2025            6,465
   3,000     Smithfield Foods, Inc.(a)                                5.88           8/01/2021            3,052
                                                                                                      ---------
                                                                                                         16,909
                                                                                                      ---------
             Total Consumer Staples                                                                      22,109
                                                                                                      ---------
             ENERGY (10.6%)
             --------------
             COAL & CONSUMABLE FUELS (0.1%)
   6,500     Peabody Energy Corp.                                     6.00          11/15/2018              585
                                                                                                      ---------
             OIL & GAS DRILLING (0.4%)
  10,000     Noble Holding International Ltd.                         5.95           4/01/2025            5,043
   1,000     Paragon Offshore plc(a)                                  7.25           8/15/2024              129
   5,212     Schahin II Finance Co. SPV Ltd.(a),(c)                   5.88           9/25/2023            1,068
   3,000     Transocean, Inc.(e)                                      7.13          12/15/2021            1,770
                                                                                                      ---------
                                                                                                          8,010
                                                                                                      ---------
             OIL & GAS EQUIPMENT & SERVICES (0.5%)
   3,000     Archrock Partners, LP & Archrock Partners
               Finance Corp.                                          6.00           4/01/2021            2,250
   3,000     Basic Energy Services(e)                                 7.75           2/15/2019              813
   2,000     Brand Energy & Infrastructure Service, Inc.(a)           8.50          12/01/2021            1,640
   1,500     CSI Compressco, LP & CSI Compressco Finance, Inc.        7.25           8/15/2022              983
   5,880     Weatherford International Ltd.                           5.13           9/15/2020            4,219
                                                                                                      ---------
                                                                                                          9,905
                                                                                                      ---------
             OIL & GAS EXPLORATION & PRODUCTION (2.1%)
   4,000     Alta Mesa Holdings, LP & Alta Mesa
               Finance Services Corp.(f)                              9.63          10/15/2018            1,140
   1,500     Approach Resources, Inc.                                 7.00           6/15/2021              304
   6,000     Bill Barrett Corp.                                       7.00          10/15/2022            3,375
   3,000     BreitBurn Energy Partners, LP                            7.88           4/15/2022              502
   6,162     California Resources Corp.(a)                            8.00          12/15/2022            2,465
   2,297     California Resources Corp.                               6.00          11/15/2024              442

================================================================================

                                                 PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
 $ 2,887     Chesapeake Energy Corp.(a)                                8.00%        12/15/2022        $   1,249
     500     Clayton Williams Energy, Inc.                             7.75          4/01/2019              268
   3,000     Comstock Resources, Inc.                                  7.75          4/01/2019              382
   3,000     Comstock Resources, Inc.(a)                              10.00          3/15/2020            1,177
   5,000     Devon Energy Corp.                                        5.85         12/15/2025            4,678
   3,000     EP Energy, LLC & Everest Acquisition Finance, Inc.        9.38          5/01/2020            1,290
   3,000     EV Energy Partners, LP & EV Energy Finance Corp.(e)       8.00          4/15/2019            1,005
   3,000     Fieldwood Energy, LLC(b)                                  8.38          9/30/2020              519
   3,000     Goodrich Petroleum Corp.                                  8.88          3/15/2019              150
   1,000     Halcon Resources Corp.(a)                                 8.63          2/01/2020              634
   1,950     Halcon Resources Corp.(a)                                12.00          2/15/2022            1,160
   6,500     Linn Energy, LLC & Linn Energy Finance Corp.              6.50          9/15/2021              764
   5,000     Newfield Exploration Co.                                  5.38          1/01/2026            4,050
     500     Northern Oil and Gas, Inc.                                8.00          6/01/2020              283
   1,000     Northern Oil and Gas, Inc.                                8.00          6/01/2020              565
   2,000     PDC Energy, Inc.                                          7.75         10/15/2022            1,910
   5,000     Quicksilver Resources, Inc.(b),(c)                        7.00          6/21/2019            1,335
   3,000     Resolute Energy Corp.                                     8.50          5/01/2020            1,301
   5,000     Rex Energy Corp.                                          8.88         12/01/2020              625
   5,000     Sabine Oil & Gas, LLC(b),(c)                              8.75         12/31/2018              167
   6,000     Samson Investment Co.(b),(c)                              5.00          9/25/2018              165
   4,000     SandRidge Energy, Inc.(a)                                 8.75          6/01/2020              760
   7,000     SandRidge Energy, Inc.                                    7.50          2/15/2023               22
   5,000     Southwestern Energy Co.                                   4.95          1/23/2025            3,106
   2,000     Swift Energy Co.(c)                                       7.88          3/01/2022              158
   1,000     Triangle USA Petroleum Corp.(a)                           6.75          7/15/2022              175
   4,000     Ultra Petroleum Corp.(a)                                  6.13         10/01/2024              580
   2,500     WPX Energy, Inc.                                          8.25          8/01/2023            1,606
                                                                                                      ---------
                                                                                                         38,312
                                                                                                      ---------
             OIL & GAS REFINING & MARKETING (0.7%)
   4,000     CITGO Petroleum Corp.(a)                                  6.25          8/15/2022            3,850
   5,000     Northern Tier Energy, LLC &
               Northern Tier Finance Corp.                             7.13         11/15/2020            4,782
   5,000     PBF Holding Co., LLC(a)                                   7.00         11/15/2023            4,581
                                                                                                      ---------
                                                                                                         13,213
                                                                                                      ---------
             OIL & GAS STORAGE & TRANSPORTATION (6.8%)
   5,000     Blue Racer Midstream, LLC &
               Blue Racer Finance Corp.(a)                             6.13         11/15/2022            3,762
  10,000     Boardwalk Pipelines, LP                                   4.95         12/15/2024            8,483
   5,000     Crestwood Midstream Partners, LP                          6.00         12/15/2020            3,194
  15,000     DCP Midstream, LLC(a)                                     5.85          5/21/2043            8,625
   2,500     Energy Transfer Equity, LP                                7.50         10/15/2020            2,212
   5,000     Energy Transfer Partners, LP                              3.35(g)      11/01/2066            2,950

================================================================================

20  | USAA HIGH INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
 $ 12,915    Enterprise Products Operating, LLC                        7.00%         6/01/2067        $  10,364
    9,000    Enterprise Products Operating, LLC                        7.03          1/15/2068            9,022
    5,061    Kinder Morgan Inc.                                        7.80          8/01/2031            4,862
    5,000    Martin Midstream Partners, LP & Martin
               Midstream Finance Corp.                                 7.25          2/15/2021            4,300
    3,000    NGL Energy Partners, LP & NGL Energy
               Finance Corp.                                           6.88         10/15/2021            2,115
   12,000    NGPL PipeCo, LLC(a)                                       7.12         12/15/2017           11,340
    3,000    NGPL PipeCo, LLC(a)                                       9.63          6/01/2019            2,820
    5,000    ONEOK, Inc.                                               4.25          2/01/2022            3,475
    5,000    Regency Energy Partners, LP &
               Regency Energy Finance Corp.                            5.88          3/01/2022            4,584
   13,000    Sabine Pass Liquefaction, LLC                             5.63          2/01/2021           11,960
    5,000    Southern Union Co.                                        3.35(g)      11/01/2066            2,537
    2,000    Sunoco, LP & Sunoco Finance Corp.(a)                      5.50          8/01/2020            1,878
    2,000    Sunoco, LP & Sunoco Finance Corp.(a)                      6.38          4/01/2023            1,855
    5,000    Targa Pipeline Partners, LP &
               Atlas Pipeline Finance Corp.                            6.63         10/01/2020            4,175
    3,000    Targa Resources Partners, LP                              6.88          2/01/2021            2,610
    3,000    Targa Resources Partners, LP                              5.25          5/01/2023            2,340
    3,000    TEPPCO Partners, LP                                       7.00          6/01/2067            2,362
    5,000    Tesoro Logistics, LP & Tesoro Logistics Finance Corp.     6.13         10/15/2021            4,550
    1,000    Tesoro Logistics, LP & Tesoro Logistics Finance Corp.(a)  6.25         10/15/2022              915
    3,000    Transcontinental Gas Pipe Line Co., LLC(a)                7.85          2/01/2026            3,134
   10,000    Williams Companies, Inc.                                  4.55          6/24/2024            6,565
                                                                                                      ---------
                                                                                                        126,989
                                                                                                      ---------
             Total Energy                                                                               197,014
                                                                                                      ---------
             FINANCIALS (9.4%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.5%)
   10,000    Prospect Capital Corp.                                    5.00          7/15/2019           10,050
                                                                                                      ---------
             CONSUMER FINANCE (1.5%)
    5,000    Ally Financial, Inc.                                      5.75         11/20/2025            5,000
    4,000    American Express Co.                                      6.80          9/01/2066            3,955
    5,000    Credit Acceptance Corp.                                   6.13          2/15/2021            4,806
   15,000    Navient Corp.                                             7.25          1/25/2022           13,407
    1,000    Navient Corp.                                             6.13          3/25/2024              825
                                                                                                      ---------
                                                                                                         27,993
                                                                                                      ---------
             INVESTMENT BANKING & BROKERAGE (0.0%)
    1,000    Lehman Brothers Holdings, Inc.(c)                         5.75          4/25/2011               84
    1,500    Lehman Brothers Treasury Co. B.V.(c)                      6.88         12/29/2010              191
                                                                                                      ---------
                                                                                                            275
                                                                                                      ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
             LIFE & HEALTH INSURANCE (1.8%)
 $  3,000    American Equity Investment Life Holding Co.               6.63%         7/15/2021        $   3,135
    3,000    Forethought Financial Group(a)                            8.63          4/15/2021            3,461
    8,000    Lincoln National Corp.                                    7.00(g)       5/17/2066            5,980
    2,000    MetLife, Inc.                                            10.75          8/01/2069            3,076
   10,000    Prudential Financial, Inc.                                5.20          3/15/2044            9,712
   10,000    StanCorp Financial Group, Inc.                            6.90          6/01/2067            8,150
                                                                                                      ---------
                                                                                                         33,514
                                                                                                      ---------
             MULTI-LINE INSURANCE (1.2%)
   20,000    Genworth Holdings, Inc.                                   6.15         11/15/2066            5,400
    8,000    Glen Meadow Pass-Through Trust(a)                         6.51          2/12/2067            6,180
   10,000    Nationwide Mutual Insurance Co.(a)                        2.80(g)      12/15/2024            9,695
                                                                                                      ---------
                                                                                                         21,275
                                                                                                      ---------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.0%)
    1,000    Washington Mutual Bank(c)                                 5.55          6/16/2010              213
                                                                                                      ---------
             PROPERTY & CASUALTY INSURANCE (1.3%)
   10,000    AmTrust Financial Services, Inc.                          6.13          8/15/2023           10,686
    3,780    Hanover Insurance Group, Inc.                             8.21          2/03/2027            4,724
    5,400    Ironshore Holdings, Inc.(a)                               8.50          5/15/2020            6,278
    2,000    Zenith National Insurance Capital Trust I(a)              8.55          8/01/2028            1,965
                                                                                                      ---------
                                                                                                         23,653
                                                                                                      ---------
             REGIONAL BANKS (1.1%)
    5,000    Banc of California, Inc.                                  5.25          4/15/2025            5,020
   10,409    Regions Bank                                              6.45          6/26/2037           12,693
    1,790    Regions Financial Corp.                                   7.38         12/10/2037            2,323
                                                                                                      ---------
                                                                                                         20,036
                                                                                                      ---------
             REINSURANCE (0.1%)
    2,000    Alterra USA Holdings Ltd.(a)                              7.20          4/14/2017            2,104
                                                                                                      ---------
             REITs - HEALTH CARE (0.2%)
    4,000    Sabra Health Care, LP & Sabra Capital Corp.               5.50          2/01/2021            4,090
                                                                                                      ---------
             REITs - SPECIALIZED (0.2%)
    1,000    Communications Sales & Leasing, Inc.(a)                   6.00          4/15/2023              958
    2,000    Communications Sales & Leasing, Inc.                      8.25         10/15/2023            1,775
                                                                                                      ---------
                                                                                                          2,733
                                                                                                      ---------
             SPECIALIZED FINANCE (0.5%)
   10,000    National Rural Utilities Cooperative Finance Corp.        4.75          4/30/2043            9,650
                                                                                                      ---------
             THRIFTS & MORTGAGE FINANCE (1.0%)
    5,000    Ocwen Financial Corp.                                     6.63          5/15/2019            4,437
    5,000    PHH Corp.                                                 6.38          8/15/2021            4,362

================================================================================

22  | USAA HIGH INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
 $  8,031    Walter Investment Management Corp.(b)                     4.75%        12/19/2020        $   6,280
    5,000    Walter Investment Management Corp.                        7.88         12/15/2021            3,638
                                                                                                      ---------
                                                                                                         18,717
                                                                                                      ---------
             Total Financials                                                                           174,303
                                                                                                      ---------
             HEALTH CARE (5.2%)
             ------------------
             HEALTH CARE EQUIPMENT (0.2%)
    5,000    Universal Hospital Services, Inc.                         7.63          8/15/2020            4,425
                                                                                                      ---------
             HEALTH CARE FACILITIES (2.5%)
   10,000    HCA, Inc.                                                 5.25          4/15/2025           10,275
   13,500    HCA, Inc.                                                 5.88          2/15/2026           13,804
    2,000    HealthSouth Corp.(a)                                      5.75         11/01/2024            1,984
    2,000    HealthSouth Corp.(a)                                      5.75          9/15/2025            1,950
    5,000    Kindred Healthcare, Inc.                                  6.38          4/15/2022            4,087
    3,000    LifePoint Health, Inc.                                    5.88         12/01/2023            3,120
    2,000    Tenet Healthcare Corp.                                    8.00          8/01/2020            2,015
   11,000    Tenet Healthcare Corp.                                    6.75          6/15/2023           10,230
                                                                                                      ---------
                                                                                                         47,465
                                                                                                      ---------
             HEALTH CARE SERVICES (0.3%)
    1,500    Centene Escrow Corp.(d)                                   5.63          2/15/2021            1,530
    1,500    Centene Escrow Corp.(d)                                   6.13          2/15/2024            1,545
    2,000    DaVita HealthCare Partners, Inc.                          5.13          7/15/2024            2,015
                                                                                                      ---------
                                                                                                          5,090
                                                                                                      ---------
             HEALTH CARE SUPPLIES (0.4%)
    2,930    DJO Finance, LLC. & DJO Finance Corp.(a)                  8.13          6/15/2021            2,476
    1,000    DJO Finance, LLC. & DJO Finance Corp.(e)                  9.75         10/15/2017            1,003
    3,000    Halyard Health, Inc.                                      6.25         10/15/2022            2,919
                                                                                                      ---------
                                                                                                          6,398
                                                                                                      ---------
             PHARMACEUTICALS (1.8%)
    5,000    Endo Finance, LLC & Endo Ltd.(a)                          6.00          7/15/2023            5,050
    9,000    Mallinckrodt International Finance S.A.                   4.75          4/15/2023            7,853
   10,000    Valeant Pharmaceuticals International, Inc.(a)            6.38         10/15/2020            9,650
   13,000    Valeant Pharmaceuticals International, Inc.(a)            6.13          4/15/2025           11,716
                                                                                                      ---------
                                                                                                         34,269
                                                                                                      ---------
             Total Health Care                                                                           97,647
                                                                                                      ---------
             INDUSTRIALS (6.5%)
             ------------------
             AEROSPACE & DEFENSE (0.7%)
    3,000    Constellis Holdings, LLC & Constellis Finance Corp.(a)    9.75          5/15/2020            2,306
   15,000    Textron Financial Corp.(a)                                6.00          2/15/2067           10,688
                                                                                                      ---------
                                                                                                         12,994
                                                                                                      ---------

================================================================================

                                                 PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
             AIRLINES (2.6%)
 $    221    America West Airlines, Inc. Pass-Through Trust            6.87%         7/02/2018        $     221
    4,280    American Airlines, Inc. Pass-Through Trust                5.63          1/15/2021            4,318
    5,000    Continental Airlines, Inc. Pass-Through Trust             6.13          4/29/2018            5,231
    2,465    Continental Airlines, Inc. Pass-Through Trust             6.25         10/11/2021            2,588
   17,641    Hawaiian Airlines Pass-Through Trust                      4.95          1/15/2022           16,635
    5,000    United Airlines, Inc. Pass-Through Trust                  4.63          3/03/2024            5,031
    5,000    US Airways Group, Inc. Pass-Through Trust                 5.45          6/03/2018            4,994
    2,224    US Airways Group, Inc. Pass-Through Trust(f)              9.75          4/22/2020            2,502
    5,950    Virgin Australia Holdings Ltd. Pass-Through Trust(a)      7.13         10/23/2018            5,980
                                                                                                      ---------
                                                                                                         47,500
                                                                                                      ---------
             COMMERCIAL PRINTING (0.1%)
    3,000    R.R. Donnelley & Sons Co.                                 6.00          4/01/2024            2,546
                                                                                                      ---------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
    5,000    Navistar International Corp.                              8.25         11/01/2021            3,137
                                                                                                      ---------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.2%)
    5,079    Artesyn Embedded Technologies, Inc.(a)                    9.75         10/15/2020            4,444
                                                                                                      ---------
             INDUSTRIAL CONGLOMERATES (0.6%)
    4,000    GE Capital Trust I                                        6.38         11/15/2067            4,313
    5,921    General Electric Co.                                      5.00                  -(h)         6,091
                                                                                                      ---------
                                                                                                         10,404
                                                                                                      ---------
             MARINE (0.1%)
    1,000    Navios Maritime Acquisition Corp. &
               Navios Acquisition Finance U.S., Inc.(a)                8.13         11/15/2021              799
    5,000    Navios Maritime Holdings, Inc. &
               Navios Maritime Finance II U.S., Inc.(a)                7.38          1/15/2022            1,819
                                                                                                      ---------
                                                                                                          2,618
                                                                                                      ---------
             TRADING COMPANIES & DISTRIBUTORS (1.4%)
    6,034    ILFC E-Capital Trust I(a)                                 4.49(g)      12/21/2065            5,430
   16,362    ILFC E-Capital Trust II(a)                                4.74(g)      12/21/2065           14,808
    4,000    United Rentals North America, Inc.                        5.75         11/15/2024            3,710
    3,000    United Rentals North America, Inc.                        5.50          7/15/2025            2,689
                                                                                                      ---------
                                                                                                         26,637
                                                                                                      ---------
             TRUCKING (0.6%)
    3,000    Ahern Rentals, Inc.(a)                                    7.38          5/15/2023            2,205
    4,000    Avis Budget Car Rental, LLC &
               Avis Budget Finance, Inc.(a)                            5.13          6/01/2022            3,793
    6,860    YRC Worldwide, Inc.(b)                                    8.00          2/13/2019            5,719
                                                                                                      ---------
                                                                                                         11,717
                                                                                                      ---------
             Total Industrials                                                                          121,997
                                                                                                      ---------

================================================================================

24  | USAA HIGH INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (2.5%)
             -----------------------------
             APPLICATION SOFTWARE (0.3%)
 $  5,000    Informatica, LLC(a)                                       7.13%         7/15/2023        $   4,500
                                                                                                      ---------
             COMMUNICATIONS EQUIPMENT (0.3%)
    3,500    Avaya, Inc.(a)                                            7.00          4/01/2019            2,345
    3,500    Avaya, Inc.(a)                                           10.50          3/01/2021              892
    3,000    CommScope Technologies Finance, LLC(a)                    6.00          6/15/2025            2,925
                                                                                                      ---------
                                                                                                          6,162
                                                                                                      ---------
             DATA PROCESSING & OUTSOURCED SERVICES (0.6%)
    5,000    First Data Corp.(a)                                       5.38          8/15/2023            5,112
    6,000    First Data Corp.(a)                                       7.00         12/01/2023            6,060
                                                                                                      ---------
                                                                                                         11,172
                                                                                                      ---------
             HOME ENTERTAINMENT SOFTWARE (0.3%)
    5,000    Activision Blizzard, Inc.(a)                              5.63          9/15/2021            5,263
                                                                                                      ---------
             SEMICONDUCTORS (0.2%)
    5,000    Micron Technology, Inc.(a)                                5.63          1/15/2026            3,888
                                                                                                      ---------
             SYSTEMS SOFTWARE (0.5%)
    3,781    BMC Software Finance, Inc.(b)                             5.00          9/10/2020            3,034
    2,000    BMC Software Finance, Inc.(a)                             8.13          7/15/2021            1,233
    6,000    Ensemble S Merger Sub, Inc.(a)                            9.00          9/30/2023            5,617
                                                                                                      ---------
                                                                                                          9,884
                                                                                                      ---------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.3%)
    5,000    Denali Borrower, LLC & Denali Finance Corp.(a)            5.63         10/15/2020            5,275
                                                                                                      ---------
             Total Information Technology                                                                46,144
                                                                                                      ---------
             MATERIALS (4.6%)
             ----------------
             ALUMINUM (0.3%)
    3,000    Alcoa, Inc.                                               5.13         10/01/2024            2,475
    4,000    Aleris International, Inc.(e)                             7.63          2/15/2018            3,500
                                                                                                      ---------
                                                                                                          5,975
                                                                                                      ---------
             COMMODITY CHEMICALS (0.4%)
    5,000    Hexion U.S. Finance Corp.                                 8.88          2/01/2018            3,425
    5,000    Hexion U.S. Finance Corp.                                 6.63          4/15/2020            3,900
                                                                                                      ---------
                                                                                                          7,325
                                                                                                      ---------
             DIVERSIFIED METALS & MINING (1.1%)
    5,000    Compass Minerals International, Inc.(a)                   4.88          7/15/2024            4,600
   15,000    Freeport-McMoRan, Inc.                                    3.55          3/01/2022            6,450
   20,000    Freeport-McMoRan, Inc.                                    5.45          3/15/2043            7,990
    4,000    Thompson Creek Metals Co., Inc.(e)                        7.38          6/01/2018              620
                                                                                                      ---------
                                                                                                         19,660
                                                                                                      ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
             METAL & GLASS CONTAINERS (1.5%)
 $  2,000    Ardagh Packaging Finance plc &
               Ardagh MP Holdings USA, Inc.(a)                         6.25%         1/31/2019        $   1,945
    4,000    Ardagh Packaging Finance plc(a)                           9.13         10/15/2020            4,020
    4,925    BWAY Holding Co.(b)                                       5.50          8/14/2020            4,663
    8,500    Reynolds Group Issuer, Inc. &
               Reynolds Group Issuer, LLC                              7.88          8/15/2019            8,829
    9,000    Reynolds Group Issuer, Inc. &
             Reynolds Group Issuer, LLC                                9.88          8/15/2019            8,809
                                                                                                      ---------
                                                                                                         28,266
                                                                                                      ---------
             PAPER PACKAGING (0.4%)
    7,000    Sealed Air Corp.(a)                                       6.88          7/15/2033            7,219
                                                                                                      ---------
             STEEL (0.9%)
   10,456    Allegheny Ludlum Corp.                                    6.95         12/15/2025            5,437
   10,000    Cliffs Natural Resources, Inc.(a)                         8.25          3/31/2020            7,250
    3,000    Fortescue Metals Group Ltd.(b),(d)                        4.25          6/30/2019            2,089
    4,000    JMC Steel Group(a)                                        8.25          3/15/2018            3,000
                                                                                                      ---------
                                                                                                         17,776
                                                                                                      ---------
             Total Materials                                                                             86,221
                                                                                                      ---------
             TELECOMMUNICATION SERVICES (7.5%)
             ---------------------------------
             ALTERNATIVE CARRIERS (0.5%)
    5,000    Cogent Communications Finance, Inc.(a)                    5.63          4/15/2021            4,775
    5,000    Level 3 Financing, Inc.                                   6.13          1/15/2021            5,250
                                                                                                      ---------
                                                                                                         10,025
                                                                                                      ---------
             INTEGRATED TELECOMMUNICATION SERVICES (3.7%)
   10,000    CenturyLink, Inc.                                         5.80          3/15/2022            9,287
    5,000    CenturyLink, Inc.                                         6.75         12/01/2023            4,750
    5,000    Frontier Communications Corp.(a)                         10.50          9/15/2022            4,881
   20,000    Frontier Communications Corp.(a)                         11.00          9/15/2025           19,350
    9,000    Frontier Communications Corp.                             9.00          8/15/2031            7,200
   10,000    Verizon Communications, Inc.                              4.50          9/15/2020           10,839
   13,000    Windstream Corp.                                          7.50          6/01/2022           10,075
    3,000    Windstream Corp.                                          6.38          8/01/2023            2,183
                                                                                                      ---------
                                                                                                         68,565
                                                                                                      ---------
             WIRELESS TELECOMMUNICATION SERVICES (3.3%)
   12,000    Sprint Communications, Inc.                               7.00          8/15/2020            8,880
   20,000    Sprint Corp.                                              7.25          9/15/2021           14,500
   20,000    Sprint Corp.                                              7.63          2/15/2025           13,762
    4,000    T-Mobile USA, Inc.                                        6.63         11/15/2020            4,134
    4,500    T-Mobile USA, Inc.                                        6.13          1/15/2022            4,601

================================================================================

26  | USAA HIGH INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
 $ 10,000    T-Mobile USA, Inc.                                        6.50%         1/15/2024      $    10,150
    5,000    Zayo Group, LLC & Zayo Capital, Inc.                      6.38          5/15/2025            4,863
                                                                                                    -----------
                                                                                                         60,890
                                                                                                    -----------
             Total Telecommunication Services                                                           139,480
                                                                                                    -----------
             UTILITIES (4.1%)
             ----------------
             ELECTRIC UTILITIES (1.2%)
       34    FPL Energy National Wind Portfolio, LLC(a)                6.13          3/25/2019               35
       67    FPL Energy Wind Funding, LLC(a)                           6.88          6/27/2017               65
    2,000    NextEra Energy Capital Holdings, Inc.                     6.35         10/01/2066            1,370
    2,000    NextEra Energy Capital Holdings, Inc.                     6.65          6/15/2067            1,503
    2,000    NextEra Energy Capital Holdings, Inc.                     7.30          9/01/2067            1,865
   10,000    PPL Capital Funding, Inc.                                 6.70          3/30/2067            7,702
    5,000    Talen Energy Supply, LLC                                  6.50          6/01/2025            3,425
   16,960    Texas Competitive Electric Holdings Co., LLC(b)           4.91         10/10/2017            5,182
    3,000    Texas Competitive Electric Holdings Co., LLC &
             Tech Finance, Inc.(a),(c)                                11.50         10/01/2020              975
                                                                                                    -----------
                                                                                                         22,122
                                                                                                    -----------
             GAS UTILITIES (0.2%)
    4,000    Southern Star Central Corp.(a)                            5.13          7/15/2022            3,380
                                                                                                    -----------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (1.8%)
    7,000    AES Corp.                                                 7.38          7/01/2021            7,245
    5,000    Calpine Corp.                                             5.75          1/15/2025            4,513
    4,000    DPL, Inc.                                                 6.75         10/01/2019            4,060
    5,000    Dynegy, Inc.                                              7.38         11/01/2022            4,450
    5,000    Dynegy, Inc.                                              5.88          6/01/2023            4,075
   15,000    GenOn Energy, Inc.                                        9.88         10/15/2020           10,275
                                                                                                    -----------
                                                                                                         34,618
                                                                                                    -----------
             MULTI-UTILITIES (0.9%)
   10,790    Integrys Holding, Inc.                                    6.11         12/01/2066            7,878
   11,025    Puget Sound Energy, Inc.                                  6.97          6/01/2067            8,462
                                                                                                    -----------
                                                                                                         16,340
                                                                                                    -----------
             Total Utilities                                                                             76,460
                                                                                                    -----------
             Total Corporate Obligations (cost: $1,393,485)                                           1,183,736
                                                                                                    -----------

             CONVERTIBLE SECURITIES (0.0%)

             MATERIALS (0.0%)
             ----------------
             GOLD (0.0%)
      467    Hycroft Mining Corp.(i) (cost: $447)                     15.00         10/22/2020              565
                                                                                                    -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
             EURODOLLAR AND YANKEE OBLIGATIONS (15.8%)

             CONSUMER DISCRETIONARY (1.3%)
             -----------------------------
             CABLE & SATELLITE (0.9%)
 $  2,000    Altice Luxembourg S.A.(a)                                 7.75%         5/15/2022        $   1,875
    7,000    Altice Luxembourg S.A.(a)                                 7.63          2/15/2025            6,247
    3,000    Numericable Group S.A.(a)                                 4.88          5/15/2019            2,993
    5,000    Numericable Group S.A.(a)                                 6.00          5/15/2022            4,950
                                                                                                      ---------
                                                                                                         16,065
                                                                                                      ---------
             HOMEBUILDING (0.1%)
    3,000    Brookfield Residential Properties, Inc.(a)                6.38          5/15/2025            2,543
                                                                                                      ---------
             RESTAURANTS (0.3%)
    5,000    1011778 B.C. ULC & New Red Finance, Inc.(a)               4.63          1/15/2022            5,037
                                                                                                      ---------
             Total Consumer Discretionary                                                                23,645
                                                                                                      ---------
             CONSUMER STAPLES (0.5%)
             -----------------------
             PACKAGED FOODS & MEAT (0.5%)
    1,000    JBS Investments GmbH(a)                                   7.25          4/03/2024              817
    8,000    JBS USA, LLC & JBS USA Finance, Inc.(a)                   5.88          7/15/2024            6,480
    3,000    Minerva Luxembourg S.A.                                   7.75          1/31/2023            2,813
                                                                                                      ---------
                                                                                                         10,110
                                                                                                      ---------
             Total Consumer Staples                                                                      10,110
                                                                                                      ---------
             ENERGY (0.6%)
            -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.6%)
   13,000    TransCanada Trust                                         5.63          5/20/2075           11,715
                                                                                                      ---------
             FINANCIALS (2.2%)
             -----------------
             DIVERSIFIED BANKS (0.8%)
    3,500    BayernLB Capital Trust l                                  6.20                  -(h)         3,478
    5,000    Royal Bank of Scotland Group plc                          7.64                  -(h)         5,163
    5,000    Royal Bank of Scotland Group plc                          9.50          3/16/2022            5,333
                                                                                                      ---------
                                                                                                         13,974
                                                                                                      ---------
             DIVERSIFIED CAPITAL MARKETS (0.3%)
    5,000    Deutsche Bank Capital Trust IV                            4.59(g)               -(h)         5,002
                                                                                                      ---------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
    2,000    ING Capital Funding Trust III                             4.21(g)               -(h)         1,977
                                                                                                      ---------
             PROPERTY & CASUALTY INSURANCE (1.0%)
   15,000    QBE Capital Funding III Ltd.(a)                           7.25          5/24/2041           16,556
    4,000    XLIT Ltd.                                                 6.50                  -(h)         2,912
                                                                                                      ---------
                                                                                                         19,468
                                                                                                      ---------
             Total Financials                                                                            40,421
                                                                                                      ---------

================================================================================

28  | USAA HIGH INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
             INDUSTRIALS (1.7%)
             ------------------
             AEROSPACE & DEFENSE (0.4%)
 $ 12,000    Bombardier, Inc.(a)                                       7.50%         3/15/2025        $   8,310
                                                                                                      ---------
             AIRLINES (1.0%)
    1,000    Air Canada(a)                                             7.75          4/15/2021            1,005
    2,500    Air Canada Pass-Through Trust(a)                          6.63          5/15/2018            2,509
    5,000    Air Canada Pass-Through Trust(a)                          5.00          9/15/2020            4,613
   10,156    Air Canada Pass-Through Trust(a)                          5.38         11/15/2022            9,991
                                                                                                      ---------
                                                                                                         18,118
                                                                                                      ---------
             TRADING COMPANIES & DISTRIBUTORS (0.3%)
    5,250    Ashtead Capital, Inc.(a)                                  6.50          7/15/2022            5,381
                                                                                                      ---------
             Total Industrials                                                                           31,809
                                                                                                      ---------
             INFORMATION TECHNOLOGY (0.1%)
             -----------------------------
             SEMICONDUCTOR EQUIPMENT (0.1%)
    4,000    Global A&T Electronics(a)                                10.00          2/01/2019            2,950
                                                                                                      ---------
             MATERIALS (7.0%)
             ----------------
             COMMODITY CHEMICALS (0.5%)
   10,000    Braskem Finance Ltd.                                      6.45          2/03/2024            8,825
                                                                                                      ---------
             CONSTRUCTION MATERIALS (0.5%)
    1,000    CEMEX Finance, LLC(a)                                     9.38         10/12/2022            1,015
    1,500    CEMEX Finance, LLC(a)                                     6.00          4/01/2024            1,286
    3,000    CEMEX SAB de C.V.(a)                                      6.50         12/10/2019            2,839
    5,000    CEMEX SAB de C.V.(a)                                      6.13          5/05/2025            4,292
                                                                                                      ---------
                                                                                                          9,432
                                                                                                      ---------
             DIVERSIFIED METALS & MINING (1.5%)
    5,000    First Quantum Minerals Ltd.(a)                            7.25          5/15/2022            2,275
   10,000    Glencore Funding, LLC(a)                                  4.13          5/30/2023            6,810
    1,000    Imperial Metals Corp.(a)                                  7.00          3/15/2019              880
   15,000    Teck Resources Ltd.                                       4.75          1/15/2022            8,287
   15,000    Teck Resources Ltd.                                       6.13         10/01/2035            6,975
    5,000    Vedanta Resources plc(a)                                  8.25          6/07/2021            2,908
                                                                                                      ---------
                                                                                                         28,135
                                                                                                      ---------
             GOLD (2.6%)
    3,000    Alamos Gold, Inc.(a)                                      7.75          4/01/2020            2,513
   10,000    Eldorado Gold Corp.(a)                                    6.13         12/15/2020            8,425
    2,975    Kinross Gold Corp.                                        5.95          3/15/2024            1,859
   10,000    New Gold, Inc.(a)                                         6.25         11/15/2022            7,525
    4,000    Newcrest Finance Property Ltd.(a)                         4.20         10/01/2022            3,429
   25,000    St. Barbara Ltd.(a)                                       8.88          4/15/2018           24,375
                                                                                                      ---------
                                                                                                         48,126
                                                                                                      ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------

             METAL & GLASS CONTAINERS (0.2%)
 $  5,000    Ardagh Packaging Finance plc &
               Ardagh MP Holdings USA, Inc.(a)                         6.00%         6/30/2021        $   4,538
                                                                                                      ---------
             PAPER PACKAGING (0.4%)
    6,200    Smurfit Kappa Treasury Funding Ltd.                       7.50         11/20/2025            6,851
                                                                                                      ---------
             PAPER PRODUCTS (0.3%)
    5,000    Sappi Papier Holding GmbH(a)                              6.63          4/15/2021            5,100
                                                                                                      ---------
             PRECIOUS METALS & MINERALS (0.3%)
    5,000    Fresnillo plc(a)                                          5.50         11/13/2023            5,050
                                                                                                      ---------
             STEEL (0.7%)
   20,000    ArcelorMittal                                             8.00         10/15/2039           14,200
                                                                                                      ---------
             Total Materials                                                                            130,257
                                                                                                      ---------
             TELECOMMUNICATION SERVICES (0.6%)
             ---------------------------------
             ALTERNATIVE CARRIERS (0.1%)
    3,000    Intelsat Jackson Holdings S.A.                            7.25         10/15/2020            2,595
                                                                                                      ---------
             WIRELESS TELECOMMUNICATION SERVICES (0.5%)
    2,000    Altice Finco S.A.(a)                                      7.63          2/15/2025            1,850
    5,000    Digicel Ltd.(a)                                           6.00          4/15/2021            4,381
    3,000    Digicel Ltd.(a)                                           6.75          3/01/2023            2,595
                                                                                                      ---------
                                                                                                          8,826
                                                                                                      ---------
             Total Telecommunication Services                                                            11,421
                                                                                                      ---------
             UTILITIES (1.8%)
             ----------------
             ELECTRIC UTILITIES (1.4%)
    5,000    EDP Finance B.V.(a)                                       5.25          1/14/2021            5,146
   10,000    Electricite De France S.A.(a)                             5.25                  -(h)         9,000
   10,975    Enel S.p.A.(a)                                            8.75          9/24/2073           12,100
                                                                                                      ---------
                                                                                                         26,246
                                                                                                      ---------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
    7,000    AES Gener S.A.(a)                                         8.38         12/18/2073            6,877
                                                                                                      ---------
             Total Utilities                                                                             33,123
                                                                                                      ---------
             Total Eurodollar and Yankee Obligations (cost: $317,623)                                   295,451
                                                                                                      ---------

             COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)

             FINANCIALS (0.3%)
             -----------------
    4,483    Countrywide Home Loans                                    1.39(g)       2/25/2035            2,732
    2,455    Wells Fargo Mortgage Backed Securities Trust              2.73(g)       4/25/2035            2,321
                                                                                                      ---------
             Total Financials                                                                             5,053
                                                                                                      ---------
             Total Collateralized Mortgage Obligations (cost: $5,092)                                     5,053
                                                                                                      ---------

================================================================================

30  | USAA HIGH INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                COUPON                              VALUE
(000)        SECURITY                                                  RATE          MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
             COMMERCIAL MORTGAGE SECURITIES (3.6%)

             FINANCIALS (3.6%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (3.6%)
 $  6,900    Banc of America Commercial Mortgage, Inc.                 5.42%        10/10/2045        $   6,887
    5,000    Banc of America Commercial Mortgage, Inc.                 6.47          2/10/2051            5,169
    8,610    Bear Stearns Commercial Mortgage Securities, Inc.(a)      5.66          9/11/2041            8,566
    5,000    Bear Stearns Commercial Mortgage Securities, Inc.         5.57          1/12/2045            5,009
    2,500    Citigroup Commercial Mortgage Trust                       6.03          3/15/2049            2,491
    2,997    Citigroup Commercial Mortgage Trust                       6.34         12/10/2049            2,568
   15,000    Credit Suisse Commercial Mortgage
               Pass-Through Trust                                      0.62          2/15/2040           14,251
    5,000    FHLMC Multifamily Structured
               Pass-Through Certificates(d)                            3.15         11/25/2025            5,150
    5,000    GE Capital Commercial Mortgage Corp.                      5.61         11/10/2045            4,983
    1,008    GMAC Commercial Mortgage Securities, Inc.                 4.97         12/10/2041            1,022
    1,608    Merrill Lynch Mortgage Trust                              5.68          7/12/2038            1,608
    5,000    Merrill Lynch Mortgage Trust                              5.05          8/12/2039            4,964
    4,000    Morgan Stanley Capital I Trust                            5.68          3/12/2044            3,983
                                                                                                      ---------
                                                                                                         66,651
                                                                                                      ---------
             INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.0%)
    2,444    Banc of America Commercial Mortgage, Inc.(a)              5.43         12/10/2042              132
      488    Credit Suisse First Boston Corp.,
               acquired 6/13/2003; cost $24(j)                         1.91          5/17/2040               15
                                                                                                      ---------
                                                                                                            147
                                                                                                      ---------
             Total Financials                                                                            66,798
                                                                                                      ---------
             Total Commercial Mortgage Securities (cost: $68,265)                                        66,798
                                                                                                      ---------

             U.S. TREASURY SECURITIES (0.0%)

             NOTES (0.0%)
      550    2.00%, 2/15/2025(k) (cost: $541)                          2.00          2/15/2025              554
                                                                                                      ---------

             MUNICIPAL BONDS (0.1%)

             CASINOS & GAMING (0.0%)
    5,193    Mashantucket (Western) Pequot Tribe(i)                    7.35          7/01/2026              428
                                                                                                      ---------
             GENERAL OBLIGATION (0.1%)
    1,500    Atlantic City                                             7.00          3/01/2028            1,553
                                                                                                      ---------
             Total Municipal Bonds (cost: $4,514)                                                         1,981
                                                                                                      ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
NUMBER                                                                                                    VALUE
OF SHARES    SECURITY                                                                                     (000)
---------------------------------------------------------------------------------------------------------------
             EXCHANGE-TRADED FUNDS (4.8%)
      383    iShares iBoxx High Yield Corporate Bond ETF                                             $   30,328
    1,752    SPDR Barclays High Yield Bond ETF                                                           58,174
                                                                                                     ----------
             Total Exchange-Traded Funds (cost: $96,394)                                                 88,502
                                                                                                     ----------
             Total Bonds (cost: $1,886,361)                                                           1,642,640
                                                                                                     ----------

             EQUITY SECURITIES (9.2%)

             COMMON STOCKS (3.0%)

             CONSUMER DISCRETIONARY (0.4%)
             -----------------------------
             AUTO PARTS & EQUIPMENT (0.1%)
   10,001    Lear Corp.                                                                                   1,038
                                                                                                     ----------
             CABLE & SATELLITE (0.1%)
   38,950    Comcast Corp. "A"                                                                            2,170
                                                                                                     ----------
             CASINOS & GAMING (0.0%)
   13,500    Las Vegas Sands Corp.                                                                          609
                                                                                                     ----------
             GENERAL MERCHANDISE STORES (0.1%)
   15,215    Target Corp.                                                                                 1,102
                                                                                                     ----------
             HOME FURNISHINGS (0.1%)
   27,070    Tempur Sealy International, Inc.*                                                            1,633
                                                                                                     ----------
             HOTELS, RESORTS & CRUISE LINES (0.0%)
   25,400    Hyatt Hotels Corp. "A"*                                                                        983
                                                                                                     ----------
             Total Consumer Discretionary                                                                 7,535
                                                                                                     ----------
             CONSUMER STAPLES (0.2%)
             -----------------------
             DRUG RETAIL (0.1%)
   18,400    CVS Health Corp.                                                                             1,777
                                                                                                     ----------
             HOUSEHOLD PRODUCTS (0.1%)
   11,242    Kimberly-Clark Corp.                                                                         1,444
                                                                                                     ----------
             Total Consumer Staples                                                                       3,221
                                                                                                     ----------
             ENERGY (0.1%)
             -------------
             INTEGRATED OIL & GAS (0.1%)
    8,522    Chevron Corp.                                                                                  737
   32,263    Royal Dutch Shell plc ADR "A"                                                                1,417
                                                                                                     ----------
                                                                                                          2,154
                                                                                                     ----------
             OIL & GAS EQUIPMENT & SERVICES (0.0%)
   88,602    Deepocean Group Holdings AS, acquired 6/28/2011; cost $1,636*(j),(l)                           572
                                                                                                     ----------

================================================================================

32  | USAA HIGH INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
NUMBER                                                                                                    VALUE
OF SHARES    SECURITY                                                                                     (000)
---------------------------------------------------------------------------------------------------------------
             OIL & GAS EXPLORATION & PRODUCTION (0.0%)
   22,883    Thunderbird Resources Equity, Inc., acquired 5/27/2014; cost $1,821*(j),(l)             $       22
                                                                                                     ----------
             Total Energy                                                                                 2,748
                                                                                                     ----------
             FINANCIALS (0.8%)
             -----------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
  202,000    Prospect Capital Corp.                                                                       1,226
                                                                                                     ----------
             CONSUMER FINANCE (0.0%)
   13,639    Synchrony Financial*                                                                           388
                                                                                                     ----------
             DIVERSIFIED BANKS (0.1%)
   18,507    JPMorgan Chase & Co.                                                                         1,101
                                                                                                     ----------
             LIFE & HEALTH INSURANCE (0.1%)
   21,952    MetLife, Inc.                                                                                  980
                                                                                                     ----------
             REGIONAL BANKS (0.2%)
   27,800    BB&T Corp.                                                                                     908
  151,918    KeyCorp                                                                                      1,695
  193,207    Regions Financial Corp.                                                                      1,569
                                                                                                     ----------
                                                                                                          4,172
                                                                                                     ----------
             REITs - MORTGAGE (0.1%)
   70,100    Hatteras Financial Corp.                                                                       859
  129,100    MFA Financial, Inc.                                                                            820
  180,900    Two Harbors Investment Corp.                                                                 1,375
                                                                                                     ----------
                                                                                                          3,054
                                                                                                     ----------
             REITs - SPECIALIZED (0.1%)
   29,000    Crown Castle International Corp.                                                             2,500
                                                                                                     ----------
             SPECIALIZED FINANCE (0.1%)
   24,700    CME Group, Inc.                                                                              2,220
                                                                                                     ----------
             Total Financials                                                                            15,641
                                                                                                     ----------
             HEALTH CARE (0.3%)
             ------------------
             BIOTECHNOLOGY (0.1%)
   22,300    AbbVie, Inc.                                                                                 1,224
                                                                                                     ----------
             HEALTH CARE EQUIPMENT (0.0%)
    3,407    Diagnostic Services Holdings, acquired 6/01/2009; cost $756*(j),(l)                            109
                                                                                                     ----------
             PHARMACEUTICALS (0.2%)
   16,562    Johnson & Johnson                                                                            1,730
   30,900    Merck & Co., Inc.                                                                            1,565
   14,607    Novartis AG ADR                                                                              1,139
                                                                                                     ----------
                                                                                                          4,434
                                                                                                     ----------
             Total Health Care                                                                            5,767
                                                                                                     ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
NUMBER                                                                                                    VALUE
OF SHARES    SECURITY                                                                                     (000)
---------------------------------------------------------------------------------------------------------------
             INDUSTRIALS (0.1%)
             ------------------
             AIRLINES (0.1%)
   23,000    United Continental Holdings, Inc.*                                                      $    1,110
                                                                                                     ----------
             INDUSTRIAL CONGLOMERATES (0.0%)
   35,316    General Electric Co.                                                                         1,028
                                                                                                     ----------
             Total Industrials                                                                            2,138
                                                                                                     ----------
             INFORMATION TECHNOLOGY (0.3%)
             -----------------------------
             COMMUNICATIONS EQUIPMENT (0.0%)
   18,500    QUALCOMM, Inc.                                                                                 839
                                                                                                     ----------
             DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
   13,899    Automatic Data Processing, Inc.                                                              1,155
                                                                                                     ----------
             SEMICONDUCTORS (0.1%)
   42,500    Intel Corp.                                                                                  1,318
                                                                                                     ----------
             SYSTEMS SOFTWARE (0.1%)
   33,200    Microsoft Corp.                                                                              1,829
                                                                                                     ----------
             Total Information Technology                                                                 5,141
                                                                                                     ----------
             MATERIALS (0.5%)
             ----------------
             COMMODITY CHEMICALS (0.1%)
   25,915    LyondellBasell Industries N.V. "A"                                                           2,020
                                                                                                     ----------
             CONSTRUCTION MATERIALS (0.1%)
      596    Panolam Holdings Co., acquired 1/20/2010; cost $315*(j),(l)                                  1,010
                                                                                                     ----------
             GOLD (0.1%)
  245,000    Alamos Gold, Inc. "A"                                                                          794
  107,726    AuRico Metals, Inc.*                                                                            45
   56,750    Goldcorp, Inc.                                                                                 643
   33,650    Newmont Mining Corp.                                                                           672
                                                                                                     ----------
                                                                                                          2,154
                                                                                                     ----------
             PAPER PRODUCTS (0.1%)
   54,650    Clearwater Paper Corp.*                                                                      2,140
      534    Resolute Forest Products*                                                                        3
                                                                                                     ----------
                                                                                                          2,143
                                                                                                     ----------
             SPECIALTY CHEMICALS (0.1%)
  172,882    MPM Holdings, Inc.*(l)                                                                       1,383
                                                                                                     ----------
             Total Materials                                                                              8,710
                                                                                                     ----------
             TELECOMMUNICATION SERVICES (0.3%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
   50,503    AT&T, Inc.                                                                                   1,821
   63,000    CenturyLink, Inc.(e)                                                                         1,601

================================================================================

34  | USAA HIGH INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                                                                    VALUE
$(000)/SHARES  SECURITY                                                                                   (000)
---------------------------------------------------------------------------------------------------------------
    28,650     Verizon Communications, Inc.(e)                                                       $    1,432
                                                                                                     ----------
                                                                                                          4,854
                                                                                                     ----------
               Total Telecommunication Services                                                           4,854
                                                                                                     ----------
               Total Common Stocks (cost: $57,338)                                                       55,755
                                                                                                     ----------

               PREFERRED STOCKS (6.2%)

               CONSUMER STAPLES (2.0%)
               -----------------------
               AGRICULTURAL PRODUCTS (2.0%)
   400,000     CHS, Inc., 7.10%, cumulative redeemable, perpetual                                        10,745
   200,000     CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                               5,660
   200,000     Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(a)                21,331
                                                                                                     ----------
                                                                                                         37,736
                                                                                                     ----------
               Total Consumer Staples                                                                    37,736
                                                                                                     ----------
               ENERGY (1.5%)
               -------------
               OIL & GAS EXPLORATION & PRODUCTION (0.0%)
     3,800     Chesapeake Energy Corp., 5.75%, perpetual(a)                                                 587
                                                                                                     ----------
               OIL & GAS STORAGE & TRANSPORTATION (1.5%)
 1,327,328     NuStar Logistics, LP, 7.63%                                                               26,920
                                                                                                     ----------
               Total Energy                                                                              27,507
                                                                                                     ----------
               FINANCIALS (2.3%)
               -----------------
               DIVERSIFIED BANKS (0.4%)
    36,000     ING Groep N.V., 7.20%, perpetual                                                             941
     8,000     US Bancorp, 3.50%, perpetual                                                               6,335
                                                                                                     ----------
                                                                                                          7,276
                                                                                                     ----------
               LIFE & HEALTH INSURANCE (0.4%)
   274,059     Delphi Financial Group, Inc., 7.38%, cumulative redeemable(f)                              6,792
                                                                                                     ----------
               PROPERTY & CASUALTY INSURANCE (0.1%)
$    3,000     Catlin Insurance Co. Ltd., 7.25%, perpetual(a)                                             2,347
                                                                                                     ----------
               REGIONAL BANKS (0.1%)
     1,515     M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                    1,548
                                                                                                     ----------
               REINSURANCE (0.0%)
     3,000     American Overseas Group Ltd., 7.50%, non-cumulative,
                 acquired 1/23/2007 - 3/02/2007; cost $3,109*(j),(l)                                        750
                                                                                                     ----------
               REITs - INDUSTRIAL (0.6%)
   185,741     ProLogis, Inc., Series Q, 8.54%, cumulative redeemable, perpetual                         11,586
                                                                                                     ----------
               REITs - OFFICE (0.3%)
   240,000     Equity Commonwealth, Series E, 7.25%, cumulative redeemable, perpetual                     6,185
                                                                                                     ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
NUMBER                                                                                                    VALUE
OF SHARES    SECURITY                                                                                     (000)
---------------------------------------------------------------------------------------------------------------
             REITs - RESIDENTIAL (0.4%)
   100,000   Equity Residential Properties Trust, depositary shares,
               Series K, 8.29%, cumulative redeemable, perpetual                                      $   6,572
                                                                                                      ---------
             THRIFTS & MORTGAGE FINANCE (0.0%)
    20,000   Freddie Mac, 6.02%, perpetual*                                                                  44
    80,000   Freddie Mac, 8.38%, perpetual*                                                                 245
                                                                                                      ---------
                                                                                                            289
                                                                                                      ---------
             Total Financials                                                                            43,345
                                                                                                      ---------
             TELECOMMUNICATION SERVICES (0.2%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
   187,000   Qwest Corp., 7.38%                                                                           4,793
                                                                                                      ---------
             UTILITIES (0.2%)
             ----------------
             ELECTRIC UTILITIES (0.2%)
    29,100   Southern California Edison, Series D, 6.50%,
               cumulative redeemable, perpetual                                                           3,024
                                                                                                      ---------
             Total Preferred Stocks (cost: $124,184)                                                    116,405
                                                                                                      ---------
             Total Equity Securities (cost: $181,522)                                                   172,160
                                                                                                      ---------

---------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                COUPON
(000)                                                                  RATE          MATURITY
---------------------------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (1.1%)

             COMMERCIAL PAPER (0.8%)

             ENERGY (0.3%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.3%)
   $ 4,671   Encana Corp.(a),(m)                                       1.15%         2/01/2016            4,671
                                                                                                      ---------
             MATERIALS (0.5%)
             ----------------
             SPECIALTY CHEMICALS (0.5%)
     5,710   Albemarle Corp.(a),(m)                                    1.15          2/02/2016            5,710
     4,251   Albemarle Corp.(a),(m)                                    1.15          2/05/2016            4,250
                                                                                                      ---------
                                                                                                          9,960
                                                                                                      ---------
             Total Materials                                                                              9,960
                                                                                                      ---------
             Total Commercial Paper                                                                      14,631
                                                                                                      ---------

================================================================================

36  | USAA HIGH INCOME FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
                                                                                                         MARKET
NUMBER                                                                                                    VALUE
OF SHARES    SECURITY                                                                                     (000)
---------------------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (0.3%)
 6,497,500   State Street Institutional Liquid Reserves Fund Premier Class, 0.36%(n)                 $    6,498
                                                                                                     ----------
             Total Money Market Instruments (cost: $21,129)                                              21,129
                                                                                                     ----------

             TOTAL INVESTMENTS (COST: $2,089,012)                                                    $1,835,929
                                                                                                     ==========

---------------------------------------------------------------------------------------------------------------
                                                                                                     UNREALIZED
NUMBER OF                                                                                         APPRECIATION/
CONTRACTS                                                      EXPIRATION       CONTRACT         (DEPRECIATION)
LONG/(SHORT)                                                      DATE          VALUE (000)               (000)
---------------------------------------------------------------------------------------------------------------
             FUTURES (0.6%)
     (100)   Russell 2000 Mini                                   3/18/2016        $(10,314)          $      759
                                                                                  ========           ==========

---------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------------
                                              (LEVEL 1)                                (LEVEL 3)
                                          QUOTED PRICES           (LEVEL 2)          SIGNIFICANT
                                      IN ACTIVE MARKETS   OTHER SIGNIFICANT         UNOBSERVABLE
ASSETS                             FOR IDENTICAL ASSETS   OBSERVABLE INPUTS               INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                        $      -          $1,183,736               $    -     $1,183,736
  Convertible Securities                              -                   -                  565            565
  Eurodollar and Yankee Obligations                   -             295,451                    -        295,451
  Collateralized Mortgage Obligations                 -               5,053                    -          5,053
  Commercial Mortgage Securities                      -              66,798                    -         66,798
  U.S. Treasury Securities                          554                   -                    -            554
  Municipal Bonds                                     -               1,981                    -          1,981
  Exchange-Traded Funds                          88,502                   -                    -         88,502
Equity Securities:
  Common Stocks                                  52,659               1,383                1,713         55,755
  Preferred Stocks                                4,793             110,862                  750        116,405
Money Market Instruments:
  Commercial Paper                                    -              14,631                    -         14,631
  Money Market Funds                              6,498                   -                    -          6,498
Futures(1)                                          759                   -                    -            759
---------------------------------------------------------------------------------------------------------------
Total                                          $153,765          $1,679,895               $3,028     $1,836,688
---------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

---------------------------------------------------------------------------------------------------------------
                                              CORPORATE         CONVERTIBLE            COMMON         PREFERRED
                                            OBLIGATIONS          SECURITIES            STOCKS            STOCKS
---------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                       $ 425                $  -           $ 4,273              $750
Purchases                                             3                 446                 -                 -
Sales                                              (398)                  -                 -                 -
Transfers into Level 3                                -                   -                 -                 -
Transfers out of Level 3                              -                   -                 -                 -
Net realized gain (loss) on investments               2                   -                 -                 -
Change in net unrealized
  appreciation/(depreciation) of investments        (32)                119            (2,560)                -
---------------------------------------------------------------------------------------------------------------
Balance as of January 31, 2016                    $   -                $565           $ 1,713              $750
---------------------------------------------------------------------------------------------------------------

For the period of August 1, 2015, through January 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

38  | USAA HIGH INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16.8% of net assets at January 31, 2016.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  39

================================================================================

    interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

================================================================================

40  | USAA HIGH INCOME FUND

================================================================================

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT  Real estate investment trust

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities
        Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at January 31, 2016. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) At January 31, 2016, the issuer was in default with respect to interest and/or principal payments.

    (d) At January 31, 2016, the aggregate market value of securities purchased on a delayed delivery basis was $14,666,000, which included when-issued securities of $8,225,000.

    (e) At January 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (f) The security, or a portion thereof, is segregated to cover the value of open futures contracts at January 31, 2016.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

    (g) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2016.

    (h) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (i) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (j) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at January 31, 2016, was $2,478,000, which represented 0.1% of the Fund's net assets.

    (k) Securities with a value of $554,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (l) Security was fair valued at January 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $3,846,000, which represented 0.2% of the Fund's net assets.

    (m) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (n) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

      * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

42  | USAA HIGH INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,089,012)               $1,835,929
   Receivables:
     Capital shares sold                                                                810
     Dividends and interest                                                          31,443
     Securities sold                                                                 15,592
   Variation margin on futures contracts                                                759
                                                                                 ----------
           Total assets                                                           1,884,533
                                                                                 ----------
LIABILITIES
   Payables:
     Securities purchased                                                            14,651
     Capital shares redeemed                                                          2,772
     Bank overdraft                                                                     813
   Accrued management fees                                                              705
   Accrued transfer agent's fees                                                         96
   Other accrued expenses and payables                                                  263
                                                                                 ----------
           Total liabilities                                                         19,300
                                                                                 ----------
               Net assets applicable to capital shares outstanding               $1,865,233
                                                                                 ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $2,162,798
   Accumulated undistributed net investment income                                    1,640
   Accumulated net realized loss on investments and futures transactions            (46,881)
   Net unrealized depreciation of investments and futures contracts                (252,324)
                                                                                 ----------
               Net assets applicable to capital shares outstanding               $1,865,233
                                                                                 ==========
   Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $977,552/137,705 shares outstanding)       $     7.10
                                                                                 ==========
           Institutional Shares (net assets of $879,282/123,976
                 shares outstanding)                                             $     7.09
                                                                                 ==========
           Adviser Shares (net assets of $8,399/1,181 shares outstanding)        $     7.11
                                                                                 ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $11)                           $    7,923
   Interest                                                                       65,404
                                                                              ----------
      Total income                                                                73,327
                                                                              ----------
EXPENSES
   Management fees                                                                 4,833
   Administration and servicing fees:
      Fund Shares                                                                    903
      Institutional Shares                                                           419
      Adviser Shares                                                                   8
   Transfer agent's fees:
      Fund Shares                                                                  1,075
      Institutional Shares                                                           419
      Adviser Shares                                                                   5
   Distribution and service fees (Note 6E):
      Adviser Shares                                                                  13
   Custody and accounting fees:
      Fund Shares                                                                     99
      Institutional Shares                                                            68
      Adviser Shares                                                                   1
   Postage:
      Fund Shares                                                                     51
      Institutional Shares                                                            69
   Shareholder reporting fees:
      Fund Shares                                                                     20
      Institutional Shares                                                            14
   Trustees' fees                                                                     13
   Registration fees:
      Fund Shares                                                                     28
      Institutional Shares                                                            66
      Adviser Shares                                                                  11
   Professional fees                                                                  64
   Other                                                                              19
                                                                              ----------
           Total expenses                                                          8,198
   Expenses reimbursed:
      Adviser Shares                                                                  (3)
                                                                              ----------
           Net expenses                                                            8,195
                                                                              ----------
NET INVESTMENT INCOME                                                             65,132
                                                                              ----------

================================================================================

44  | USAA HIGH INCOME FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS
  Net realized gain (loss) on:
    Unaffiliated transactions                                                    (36,218)
    Affiliated transactions (Note 8)                                                 272
    Futures transactions                                                           1,436
  Change in net unrealized appreciation/(depreciation) of:
    Investments                                                                 (251,055)
    Futures contracts                                                                485
                                                                               ---------
       Net realized and unrealized loss                                         (285,080)
                                                                               ---------
  Decrease in net assets resulting from operations                             $(219,948)
                                                                               =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

--------------------------------------------------------------------------------------------------------
                                                                              1/31/2016        7/31/2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $   65,132       $  121,930
   Net realized loss on investments                                             (35,946)         (10,436)
   Net realized loss on foreign currency transactions                                 -               (3)
   Net realized gain (loss) on futures transactions                               1,436             (607)
   Change in net unrealized appreciation/(depreciation) of:
     Investments                                                               (251,055)        (166,361)
     Futures contracts                                                              485              274
                                                                             ---------------------------
     Decrease in net assets resulting from operations                          (219,948)         (55,203)
                                                                             ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
     Fund Shares                                                                (37,334)         (77,570)
     Institutional Shares                                                       (27,470)         (43,723)
     Adviser Shares                                                                (300)            (616)
                                                                             ---------------------------
          Total distributions of net investment income                          (65,104)        (121,909)
                                                                             ---------------------------
   Net realized gains:
     Fund Shares                                                                      -          (10,575)
     Institutional Shares                                                             -           (5,700)
     Adviser Shares                                                                   -              (84)
                                                                             ---------------------------
          Total distributions of net realized gains                                   -          (16,359)
                                                                             ---------------------------
       Distributions to shareholders                                            (65,104)        (138,268)
                                                                             ---------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                 (176,570)         (75,824)
   Institutional Shares                                                         183,925          122,335
   Adviser Shares                                                                (2,733)           4,353
                                                                             ---------------------------
     Total net increase in net assets from
          capital share transactions                                              4,622           50,864
                                                                             ---------------------------
   Net decrease in net assets                                                  (280,430)        (142,607)

NET ASSETS
   Beginning of period                                                        2,145,663        2,288,270
                                                                             ---------------------------
   End of period                                                             $1,865,233       $2,145,663
                                                                             ===========================
Accumulated undistributed net investment income:
   End of period                                                             $    1,640       $    1,612
                                                                             ===========================

See accompanying notes to financial statements.

================================================================================

46  | USAA HIGH INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA High Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

The Fund consists of three classes of shares: High Income Fund Shares (Fund Shares), High Income Fund Institutional Shares (Institutional Shares), and High Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of

================================================================================

48  | USAA HIGH INCOME FUND

================================================================================

        yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy

================================================================================

50  | USAA HIGH INCOME FUND

================================================================================

    disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain preferred stocks, which are valued based on methods discussed in Note 1A3, and certain common stocks, valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value. Additionally, certain bonds are valued based on methods discussed in Note 1A1, and commercial paper, which is valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are supported by: values ascribed to the stock in a prior equity compensation award and considers the movement for comparable companies, discounted price derived from the use of inputs such as the price movements of comparable companies and other relevant information related to the security, and discounted prior tender offer. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

                   QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

                       FAIR VALUE AT                              SIGNIFICANT
                       JANUARY 31, 2016       VALUATION           UNOBSERVABLE
ASSETS                 ($ IN 000's)           TECHNIQUE(S)        INPUT(S)                         RANGE
--------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
Common Stocks          $1,119                 Market              Revenue Multiple(a)          0.3x-1.1x
                                              Comparables         EBITDA Multiple(a)          2.1x-11.2x
                                                                  Discount for lack
                                                                  of marketability(b)                25%

    (a) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

    (b) Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

     Increases in the earnings before interest depreciation and amortization (EBITDA), revenue multiples, or earnings per share will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at January 31, 2016, did not include master netting provisions.

================================================================================

52  | USAA HIGH INCOME FUND

================================================================================

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JANUARY 31, 2016*
    (IN THOUSANDS)

                                       ASSET DERIVATIVES                  LIABILITY DERIVATIVES
----------------------------------------------------------------------------------------------------
                               STATEMENT OF                         STATEMENT OF
                               ASSETS AND                           ASSETS AND
DERIVATIVES NOT ACCOUNTED      LIABILITIES                          LIABILITIES
FOR AS HEDGING INSTRUMENTS     LOCATION             FAIR VALUE      LOCATION              FAIR VALUE
----------------------------------------------------------------------------------------------------
Equity contracts               Net unrealized         $759**              -                  $-
                               depreciation of
                               investments and
                               futures contracts
----------------------------------------------------------------------------------------------------

     * For open derivative instruments as of January 31, 2016, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended January 31, 2016.

    ** Includes cumulative appreciation of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2016 (IN THOUSANDS)

                                                                       CHANGE IN
                                                                       UNREALIZED
DERIVATIVES NOT                                        REALIZED GAIN   APPRECIATION/
ACCOUNTED FOR AS         STATEMENT OF                  (LOSS) ON       (DEPRECIATION)
HEDGING INSTRUMENTS      OPERATIONS LOCATION           DERIVATIVES     ON DERIVATIVES
---------------------------------------------------------------------------------------
Equity contracts         Net realized gain (loss)         $1,436             $485
                         on Futures transactions/
                         Change in net unrealized
                         appreciation/(depreciation)
                         of Futures contracts
---------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

54  | USAA HIGH INCOME FUND

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of January 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $14,647,000; which included when-issued securities of $8,150,000.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, there were no custodian and other bank credits.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

I. REDEMPTION FEES - All share classes held in the Fund less than 180 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended January 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares charged redemption fees of $113,000, less than $500, and $2,000, respectively.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

56  | USAA HIGH INCOME FUND

================================================================================

The Funds may request an optional increase of the committed loan agreement up to $750 million. If the Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $6,000, which represents 2.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

For the year ended July 31, 2015, the Fund had capital loss carryforwards of $3,381,000, for federal income tax purposes. It is unlikely that the Board will authorize distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $450,532,000 and $395,382,000, respectively.

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $72,343,000 and $325,426,000, respectively, resulting in net unrealized depreciation of $253,083,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                           SIX-MONTH
                                          PERIOD ENDED                   YEAR ENDED
                                        JANUARY 31, 2016                JULY 31, 2015
----------------------------------------------------------------------------------------
                                      SHARES         AMOUNT         SHARES        AMOUNT
                                     ---------------------------------------------------
FUND SHARES:
Shares sold                           12,756      $  97,805         38,813     $ 333,461
Shares issued from reinvested
 dividends                             4,574         34,600          9,610        81,962
Shares redeemed*                     (41,462)      (308,975)       (57,316)     (491,247)
                                     ---------------------------------------------------
Net decrease from capital
 share transactions                  (24,132)     $(176,570)        (8,893)    $ (75,824)
                                     ===================================================
INSTITUTIONAL SHARES:
Shares sold                           30,782      $ 231,033         27,578     $ 236,540
Shares issued from reinvested
 dividends                             3,549         26,746          5,663        48,225
Shares redeemed*                      (9,704)       (73,854)       (18,915)     (162,430)
                                     ---------------------------------------------------
Net increase from capital
 share transactions                   24,627      $ 183,925         14,326     $ 122,335
                                     ===================================================
ADVISER SHARES:
Shares sold                               27      $     217            784     $   6,763
Shares issued from reinvested
 dividends                                19            142             42           362
Shares redeemed*                        (398)        (3,092)          (326)       (2,772)
                                     ---------------------------------------------------
Net increase (decrease) from
 capital share transactions             (352)     $  (2,733)           500     $   4,353
                                     ===================================================

*Net of redemption fees.

================================================================================

58  | USAA HIGH INCOME FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended January 31, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper High Yield Bond Funds Index. The Lipper High Yield Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper High Yield Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

     the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

     Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper High Yield Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

     For the six-month period ended January 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $4,833,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(204,000), $(95,000), and $(2,000),
     respectively. For the Fund Shares, Institutional Shares, and Adviser Shares the performance adjustments were (0.03)%, (0.02)%, and (0.04)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $903,000, $419,000, and $8,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $26,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through December 1, 2016, to limit the total annual operating expenses of the Adviser Shares to 1.15% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may

================================================================================

60  | USAA HIGH INCOME FUND

================================================================================

    not be changed or terminated through December 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2016, the Adviser Shares incurred reimbursable expenses of $3,000, of which less than $500 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2016, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,075,000, $419,000, and $5,000, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $13,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

exercising management or control. As of January 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative                                         1.0
USAA Target Retirement Income                                         1.2
USAA Target Retirement 2020                                           1.8
USAA Target Retirement 2030                                           3.1
USAA Target Retirement 2040                                           2.3
USAA Target Retirement 2050                                           0.9
USAA Target Retirement 2060                                           0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2016, USAA and its affiliates owned 617,000 Adviser Shares, which represents 52.3% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended January 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                      NET REALIZED
                                                         COST TO       GAIN (LOSS)
         SELLER                 PURCHASER               PURCHASER       TO SELLER
----------------------------------------------------------------------------------
USAA High Income             USAA Income                 $ 4,994,000      $ (6,000)
USAA High Income             USAA Short-Term Bond         13,823,000       278,000
USAA Real Return             USAA High Income              1,053,000        95,000
USAA Target Managed
 Allocation                  USAA High Income              2,201,000       (36,000)

================================================================================

62  | USAA HIGH INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                             JANUARY 31,                          YEAR ENDED JULY 31,
                            -----------------------------------------------------------------------------------
                                2016             2015           2014           2013         2012           2011
                            -----------------------------------------------------------------------------------
Net asset value at
  beginning of period       $   8.17       $     8.91     $     8.79     $     8.42   $     8.60     $     8.08
                            -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .25              .47            .50            .55          .57            .60
  Net realized and
    unrealized gain (loss)     (1.08)            (.68)           .29            .46         (.18)           .52
                            -----------------------------------------------------------------------------------
Total from investment
  operations                    (.83)            (.21)           .79           1.01          .39           1.12
                            -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.24)            (.47)          (.51)          (.53)        (.57)          (.60)
  Realized capital gains           -             (.06)          (.16)          (.11)           -              -
                            -----------------------------------------------------------------------------------
Total distributions             (.24)            (.53)          (.67)          (.64)        (.57)          (.60)
Redemption fees added
  to beneficial interests        .00(c)           .00(c)         .00(c)           -            -              -
                            -----------------------------------------------------------------------------------
Net asset value at
  end of period             $   7.10       $     8.17     $     8.91     $     8.79   $     8.42     $     8.60
                            ===================================================================================
Total return (%)*             (10.26)           (2.42)          9.35          12.39         4.99          14.28
Net assets at end of
  period (000)              $977,552       $1,322,058     $1,521,633     $1,250,728   $1,464,070     $1,482,706
Ratios to average
  net assets:**
  Expenses (%)(a)                .84(d)           .89            .89            .94          .95            .90
  Net investment
    income (%)                  6.30(d)          5.46           5.71           6.15         6.96           7.06
Portfolio turnover (%)            20               16             21             47           52             54(b)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $1,195,471,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   -                -              -           (.00%)(+)    (.00%)(+)      (.00%)(+)

    (+) Represents less than 0.01% of average net assets.
(b) Reflects overall decrease in purchases and sales of securities.
(c) Represents less than $0.01 per share.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                             JANUARY 31,                         YEAR ENDED JULY 31,
                            -----------------------------------------------------------------------------------
                                2016           2015           2014           2013         2012             2011
                            -----------------------------------------------------------------------------------
Net asset value at
  beginning of period       $   8.16       $   8.91       $   8.78       $   8.41     $   8.60         $   8.08
                            -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income          .25            .48            .52            .54          .58              .62
  Net realized and
    unrealized gain (loss)     (1.07)          (.69)           .29            .49         (.18)             .52
                            -----------------------------------------------------------------------------------
Total from investment
  operations                    (.82)          (.21)           .81           1.03          .40             1.14
                            -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income         (.25)          (.48)          (.52)          (.55)        (.59)            (.62)
  Realized capital gains           -           (.06)          (.16)          (.11)           -                -
                            -----------------------------------------------------------------------------------
Total distributions             (.25)          (.54)          (.68)          (.66)        (.59)            (.62)
Redemption fees added to
  beneficial interests           .00(d)         .00(d)           -              -            -                -
                            -----------------------------------------------------------------------------------
Net asset value at
  end of period             $   7.09       $   8.16       $   8.91       $   8.78     $   8.41         $   8.60
                            ===================================================================================
Total return (%)*             (10.22)         (2.44)          9.61          12.63         5.09            14.57
Net assets at end of
  period (000)              $879,282       $811,060       $757,419       $764,558     $264,540         $146,535
Ratios to average
  net assets:**
  Expenses (%)(b)                .74(e)         .80            .76            .76          .76              .65(a)
  Net investment income (%)     6.42(e)        5.55           5.87           6.22         7.09             7.30
Portfolio turnover (%)            20             16             21             47           52               54(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $834,974,000.
(a) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to .65% of the Institutional
    Shares' average net assets.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                   -              -              -           (.00%)(+)    (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Reflects overall decrease in purchases and sales of securities.
(d) Represents less than $0.01 per share.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

64  | USAA HIGH INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED                                                            PERIOD ENDED
                             JANUARY 31,                           YEAR ENDED JULY 31,                JULY 31,
                            ------------------------------------------------------------------------------------
                               2016           2015          2014           2013         2012             2011***
                            ------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $  8.18        $  8.92        $ 8.79         $ 8.42       $ 8.60           $ 8.09
                            ---------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income         .23            .45           .49            .52          .55              .55
  Net realized and
    unrealized gain (loss)    (1.07)          (.69)          .27            .47         (.19)             .54
                            ---------------------------------------------------------------------------------
Total from investment
  operations                   (.84)          (.24)          .76            .99          .36             1.09
                            ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income        (.23)          (.45)         (.48)          (.51)        (.55)            (.58)
  Realized capital gains          -           (.06)         (.16)          (.11)           -                -
                            ---------------------------------------------------------------------------------
Total distributions            (.23)          (.51)         (.64)          (.62)        (.55)            (.58)
                            ---------------------------------------------------------------------------------
Redemption fees added to
  beneficial interests          .00(e)         .01           .01            .00(e)       .01                -
                            ---------------------------------------------------------------------------------
Net asset value at
  end of period             $  7.11        $  8.18        $ 8.92         $ 8.79       $ 8.42           $ 8.60
                            =================================================================================
Total return (%)*            (10.40)         (2.67)         9.16          12.13         4.76            13.90
Net assets at
  end of period (000)       $ 8,399        $12,545        $9,218         $7,108       $5,711           $5,533
Ratios to average
  net assets:**
  Expenses (%)(b)              1.15(a)        1.16(d)       1.19           1.20         1.20             1.20(a)
  Expenses, excluding
    reimbursements (%)(b)      1.21(a)        1.21          1.19           1.34         1.45             1.86(a)
Net investment income (%)      5.97(a)        5.19          5.41           5.85         6.71             6.77(a)
Portfolio turnover (%)           20             16            21             47           52               54(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $10,188,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                  -              -             -           (.00%)(+)    (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Reflects overall increase in purchases and sales of securities.
(d) Prior to December 1, 2014, the Manager voluntarily agreed to reimburse the
    Adviser Shares for expenses in excess of 1.20% of their annual average net assets.
(e) Represents less than $0.01 per share.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

66  | USAA HIGH INCOME FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                      BEGINNING             ENDING                DURING PERIOD*
                                    ACCOUNT VALUE        ACCOUNT VALUE           AUGUST 1, 2015-
                                    AUGUST 1, 2015      JANUARY 31, 2016         JANUARY 31, 2016
                                   --------------------------------------------------------------
FUND SHARES
Actual                                 $1,000.00             $  897.40                  $4.01

Hypothetical
 (5% return before expenses)            1,000.00              1,020.91                   4.27

INSTITUTIONAL SHARES
Actual                                  1,000.00                897.80                   3.53

Hypothetical
 (5% return before expenses)            1,000.00              1,021.42                   3.76

ADVISER SHARES
Actual                                  1,000.00                896.00                   6.17

Hypothetical
 (5% return before expenses)            1,000.00              1,019.16                   6.11

*Expenses are equal to the annualized expense ratio of 0.84% for Fund Shares, 0.74% for Institutional Shares, and 1.15% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (10.26)% for Fund Shares, (10.22)% for Institutional Shares, and (10.40)% for Adviser Shares for the six-month period of August 1, 2015, through January 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  67

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   40051-0316                                (C)2016, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                                   [GRAPHIC OF USAA INCOME FUND]

 ==============================================================

      SEMIANNUAL REPORT
      USAA INCOME FUND
      FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
      JANUARY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO MAKE          [PHOTO OF BROOKS ENGLEHARDT]
HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk. From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Portfolio of Investments                                                 19

    Notes to Portfolio of Investments                                        51

    Financial Statements                                                     57

    Notes to Financial Statements                                            61

EXPENSE EXAMPLE                                                              80

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202376-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INCOME FUND (THE FUND) SEEKS MAXIMUM CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in U.S. dollar-denominated debt securities, including, among others, obligations of U.S., state and local governments, their agencies and instrumental mortgage-and asset-backed securities, corporate debt securities and repurchase agreements that have been selected for their high yields relative to the risk involved. The Fund will invest primarily in investment-grade securities but also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred as high-yield or "junk" bonds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company
    R. MATTHEW FREUND, CFA
    JULIANNE BASS, CFA
    BRIAN W. SMITH, CFA, CPA

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term interest rates fell during the reporting period ended January 31, 2016, pushed lower by economic uncertainty. China was at the epicenter of concern, as that country's slowing pace of growth threatened to hinder the broader global economy. Investors also worried about plummeting oil and commodity prices, which are widely considered to be evidence of global economic weakness. In the United States, economic data was mixed during the reporting period, with slower-than-expected growth in the fourth quarter of 2015. Against this backdrop, the yield on the 10-year U.S. Treasury fell from 2.15% to 1.92%, while the 30-year U.S. Treasury yield dropped from 2.85% to 2.74%, during the reporting period. These lower yields tend to reflect changing expectations about the U.S. economy.

    Shorter-term interest rates, which are more correlated to action by the Federal Reserve (the Fed), rose during the reporting period in anticipation of an interest rate increase. In December 2015, the Fed lifted the target federal funds rate by 0.25% to a range between 0.25% and 0.50%, saying it intended to proceed gradually with interest rate increases based on the performance of the U.S. economy. In January 2016, the Fed chose not to raise interest rates amid increased uncertainty about financial and economic conditions.

================================================================================

2  | USAA INCOME FUND

================================================================================

                             o 10-YEAR U.S. TREASURY YIELDS o

                         [CHART OF 10-YEAR U.S. TREASURY YIELDS]

                          YIELD IN PERCENT
 7/31/2015                      2.18%
  8/3/2015                      2.15
  8/4/2015                      2.22
  8/5/2015                      2.27
  8/6/2015                      2.22
  8/7/2015                      2.16
 8/10/2015                      2.23
 8/11/2015                      2.14
 8/12/2015                      2.15
 8/13/2015                      2.19
 8/14/2015                      2.20
 8/17/2015                      2.17
 8/18/2015                      2.19
 8/19/2015                      2.13
 8/20/2015                      2.07
 8/21/2015                      2.04
 8/24/2015                      2.00
 8/25/2015                      2.07
 8/26/2015                      2.18
 8/27/2015                      2.18
 8/28/2015                      2.18
 8/31/2015                      2.22
  9/1/2015                      2.15
  9/2/2015                      2.18
  9/3/2015                      2.16
  9/4/2015                      2.12
  9/7/2015                      2.12
  9/8/2015                      2.18
  9/9/2015                      2.20
 9/10/2015                      2.22
 9/11/2015                      2.19
 9/14/2015                      2.18
 9/15/2015                      2.29
 9/16/2015                      2.29
 9/17/2015                      2.19
 9/18/2015                      2.13
 9/21/2015                      2.20
 9/22/2015                      2.13
 9/23/2015                      2.15
 9/24/2015                      2.13
 9/25/2015                      2.16
 9/28/2015                      2.09
 9/29/2015                      2.05
 9/30/2015                      2.04
 10/1/2015                      2.04
 10/2/2015                      1.99
 10/5/2015                      2.06
 10/6/2015                      2.03
 10/7/2015                      2.07
 10/8/2015                      2.10
 10/9/2015                      2.09
10/12/2015                      2.09
10/13/2015                      2.04
10/14/2015                      1.97
10/15/2015                      2.02
10/16/2015                      2.03
10/19/2015                      2.02
10/20/2015                      2.07
10/21/2015                      2.02
10/22/2015                      2.03
10/23/2015                      2.09
10/26/2015                      2.06
10/27/2015                      2.04
10/28/2015                      2.10
10/29/2015                      2.17
10/30/2015                      2.14
 11/2/2015                      2.17
 11/3/2015                      2.21
 11/4/2015                      2.23
 11/5/2015                      2.23
 11/6/2015                      2.33
 11/9/2015                      2.34
11/10/2015                      2.34
11/11/2015                      2.33
11/12/2015                      2.31
11/13/2015                      2.27
11/16/2015                      2.27
11/17/2015                      2.27
11/18/2015                      2.27
11/19/2015                      2.25
11/20/2015                      2.26
11/23/2015                      2.24
11/24/2015                      2.24
11/25/2015                      2.23
11/26/2015                      2.23
11/27/2015                      2.22
11/30/2015                      2.21
 12/1/2015                      2.14
 12/2/2015                      2.18
 12/3/2015                      2.31
 12/4/2015                      2.27
 12/7/2015                      2.23
 12/8/2015                      2.22
 12/9/2015                      2.22
12/10/2015                      2.23
12/11/2015                      2.13
12/14/2015                      2.22
12/15/2015                      2.27
12/16/2015                      2.30
12/17/2015                      2.22
12/18/2015                      2.20
12/21/2015                      2.19
12/22/2015                      2.24
12/23/2015                      2.25
12/24/2015                      2.24
12/25/2015                      2.24
12/28/2015                      2.23
12/29/2015                      2.31
12/30/2015                      2.29
12/31/2015                      2.27
  1/1/2016                      2.27
  1/4/2016                      2.24
  1/5/2016                      2.24
  1/6/2016                      2.17
  1/7/2016                      2.15
  1/8/2016                      2.12
 1/11/2016                      2.18
 1/12/2016                      2.10
 1/13/2016                      2.09
 1/14/2016                      2.09
 1/15/2016                      2.03
 1/18/2016                      2.03
 1/19/2016                      2.06
 1/20/2016                      1.98
 1/21/2016                      2.03
 1/22/2016                      2.05
 1/25/2016                      2.00
 1/26/2016                      1.99
 1/27/2016                      2.00
 1/28/2016                      1.98
 1/29/2016                      1.92

                         [END CHART]

                Source: Bloomberg Finance L.P.

In this environment, the U.S. Treasury yield curve experienced a "bear flattening." In a bear flattening, short-term interest rates increase faster than longer-term interest rates (though during the reporting period, longer-term interest rates actually trended down), thereby creating a flatter yield curve. This generally indicates that investor sentiment is becoming more "bearish."

As longer-term interest rates fell, the prices of longer-maturity securities edged up (bond prices and yields move in opposite directions). Credit spreads widened across the credit spectrum, with single A, BBB, and below investment-grade "high-yield" spreads widening 19 basis points, 58 basis points, and 221 basis points, respectively. A basis point is 1/100th of a percent. Spreads (yield differentials versus U.S. Treasury securities of comparable maturity) are generally considered an indication of risk; the wider the spread, the greater the risk.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

                          o U.S. TREASURY YIELD CURVE o

                      [CHART OF U.S. TREASURY YIELD CURVE]

                          YIELD (MID CONVENTIONAL %)                 YIELD
                      ---------------------------------           (CHANGE IN
MATURITY              7/01/15                   1/31/16           BASIS POINTS)
1M                      0.008                     0.221                21.4
3M                      0.018                     0.313                29.5
6M                      0.114                     0.428                31.3
1Y                      0.273                     0.451                17.9
2Y                       0.69                     0.776                 8.5
3Y                      1.064                     0.968                -9.7
5Y                      1.706                     1.329               -37.7
7Y                      2.146                     1.668               -47.7
10Y                     2.423                     1.922               -50.1
30Y                     3.202                     2.744               -45.8

                          [END CHART]

                 Source: Bloomberg Finance L.P.

o   HOW DID THE USAA INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended January 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of -0.77%, -0.82%, and -0.98%, respectively. This compares to returns of 1.33% for the Barclays U.S. Aggregate Bond Index (the Index) and 0.09% for the Lipper A Rated Bond Funds Index. At the same time, the

    Refer to page 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

4  | USAA INCOME FUND

================================================================================

    Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 3.65%, 3.77%, and 3.41%, respectively, compared to 2.75% for the Lipper Corporate Debt Funds A Rated Average.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus on generating an attractive yield with an acceptable level of price volatility. During the reporting period, the Fund's 30-day SEC yield continued to trend up. In addition, we sought to manage the portfolio's sensitivity to interest rates by maintaining a neutral duration position relative to the Lipper peer group (duration is a measure of a portfolio's interest-rate sensitivity).

    Underweight positions in U.S. Treasury securities and agency mortgage-backed securities dampened Fund returns during the reporting period. The portfolio also was hampered by its overweight in corporate bonds, which underperformed as credit spreads widened. In addition, allocations to and security selection among oil and gas exploration and production bonds as well as metals and mining bonds detracted from the Fund's performance. Many of these securities were negatively affected by the continued drop in oil and commodity prices during the reporting period. Although we reduced some of these holdings, we believe that over the long-term the Fund's positions in these industries will generate attractive total returns.

    During the reporting period, we continued to seek relative values across the fixed-income market. Our team of analysts help us evaluate each potential investment individually, rather than on the basis of thematic trends. We seek ideas where our fundamental understanding of the credit risk is different than the market, building the Fund bond-by-bond through fundamental bottom-up analysis. Due to uncertain times, we continued to emphasize liquidity in the Fund. Our liquidity strategy helps to prevent the Fund from being a forced seller due to investment outflows.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    Our analysts continue to analyze and monitor every holding in the Fund. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Mortgage-backed securities have prepayment, extension, credit, and interest rate risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

6  | USAA INCOME FUND

================================================================================

INVESTMENT OVERVIEW

USAA INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USAIX)

--------------------------------------------------------------------------------
                                               1/31/16              7/31/15
--------------------------------------------------------------------------------
Net Assets                                  $3.1 Billion          $3.5 Billion
Net Asset Value Per Share                      $12.65                $12.99

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
      7/31/15-1/31/16*             1 YEAR            5 YEARS       10 YEARS
           -0.77%                  -2.32%              3.68%         4.93%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
      1 YEAR                          5 YEARS                   10 YEARS
      -1.11%                           3.63%                      4.86%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD** AS OF 1/31/16           EXPENSE RATIO AS OF 7/31/15***
--------------------------------------------------------------------------------
             3.54%                                       0.53%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JANUARY 31, 2016

---------------------------------------------------------------------------------------------
                    TOTAL RETURN       =      DIVIDEND RETURN         +       PRICE CHANGE
---------------------------------------------------------------------------------------------
10 YEARS                4.93%          =           4.49%              +           0.44%
5 YEARS                 3.68%          =           3.78%              +          -0.10%
1 YEAR                 -2.32%          =           3.42%              +          -5.74%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JANUARY 31, 2007 - JANUARY 31, 2016

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                   TOTAL RETURN    DIVIDEND RETURN      CHANGE IN SHARE PRICE
1/31/2007             4.23%              4.89%                 -0.66%
1/31/2008             6.75%              5.26%                  1.49%
1/31/2009            -6.65%              4.94%                -11.59%
1/31/2010            22.04%              6.53%                 15.51%
1/31/2011             6.56%              4.56%                  2.00%
1/31/2012             7.64%              4.11%                  3.53%
1/31/2013             5.87%              3.72%                  2.15%
1/31/2014             1.34%              3.98%                 -2.64%
1/31/2015             6.23%              3.75%                  2.48%
1/31/2016            -2.32%              3.42%                 -5.74%

                                   [END CHART]

NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA INCOME FUND

================================================================================

              o 12-MONTH DIVIDEND YIELD COMPARISON o

           [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                    USAA INCOME       LIPPER CORPORATE DEBT
                    FUND SHARES       FUNDS A RATED AVERAGE
1/31/2007               4.79%                 4.38%
1/31/2008               4.98                  4.59
1/31/2009               5.80                  5.46
1/31/2010               5.16                  4.34
1/31/2011               4.37                  3.82
1/31/2012               3.83                  3.36
1/31/2013               3.55                  2.83
1/31/2014               3.96                  3.21
1/31/2015               3.63                  2.76
1/31/2016               3.65                  2.75

                         [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 1/31/07 through 1/31/16.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                               o CUMULATIVE PERFORMANCE COMPARISON o

                             [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                     USAA INCOME FUND       BARCLAYS U.S. AGGREGATE         LIPPER A RATED
                          SHARES                  BOND INDEX               BOND FUNDS INDEX
 1/31/2006              $10,000.00                 $10,000.00                 $10,000.00
 2/28/2006               10,036.30                  10,033.20                  10,037.01
 3/31/2006                9,945.41                   9,934.74                   9,923.25
 4/30/2006                9,900.74                   9,916.73                   9,883.43
 5/31/2006                9,900.63                   9,906.15                   9,878.92
 6/30/2006                9,920.95                   9,927.15                   9,885.77
 7/31/2006               10,046.99                  10,061.38                  10,016.43
 8/31/2006               10,197.97                  10,215.41                  10,176.00
 9/30/2006               10,291.87                  10,305.14                  10,265.68
10/31/2006               10,366.83                  10,373.30                  10,339.44
11/30/2006               10,477.00                  10,493.65                  10,464.59
12/31/2006               10,420.56                  10,432.75                  10,395.34
 1/31/2007               10,423.30                  10,428.47                  10,390.54
 2/28/2007               10,591.85                  10,589.28                  10,565.44
 3/31/2007               10,581.42                  10,589.60                  10,543.44
 4/30/2007               10,615.50                  10,646.70                  10,598.89
 5/31/2007               10,519.39                  10,566.01                  10,515.98
 6/30/2007               10,477.32                  10,534.76                  10,467.37
 7/31/2007               10,558.46                  10,622.63                  10,524.47
 8/31/2007               10,674.53                  10,752.83                  10,605.16
 9/30/2007               10,743.13                  10,834.40                  10,690.50
10/31/2007               10,825.99                  10,931.73                  10,770.27
11/30/2007               10,967.88                  11,128.31                  10,895.08
12/31/2007               10,944.64                  11,159.57                  10,868.51
 1/31/2008               11,126.53                  11,347.03                  11,007.00
 2/29/2008               11,117.05                  11,362.78                  10,976.85
 3/31/2008               11,128.23                  11,401.55                  10,922.84
 4/30/2008               11,143.19                  11,377.72                  10,963.21
 5/31/2008               11,114.62                  11,294.29                  10,890.67
 6/30/2008               11,073.09                  11,285.16                  10,852.52
 7/31/2008               11,020.28                  11,275.96                  10,767.55
 8/31/2008               11,097.24                  11,382.97                  10,797.93
 9/30/2008               10,783.23                  11,230.08                  10,435.46
10/31/2008               10,189.48                  10,965.00                   9,885.47
11/30/2008               10,185.86                  11,321.91                   9,988.57
12/31/2008               10,392.98                  11,744.32                  10,358.14
 1/31/2009               10,386.92                  11,640.70                  10,329.67
 2/28/2009               10,371.13                  11,596.76                  10,207.40
 3/31/2009               10,532.20                  11,757.97                  10,328.81
 4/30/2009               10,775.64                  11,814.19                  10,534.70
 5/31/2009               11,199.83                  11,899.88                  10,817.45
 6/30/2009               11,405.63                  11,967.56                  11,007.05
 7/31/2009               11,723.07                  12,160.60                  11,338.95
 8/31/2009               12,003.94                  12,286.51                  11,476.49
 9/30/2009               12,226.50                  12,415.58                  11,759.84
10/31/2009               12,337.55                  12,476.88                  11,855.19
11/30/2009               12,502.70                  12,638.41                  11,995.33
12/31/2009               12,444.56                  12,440.86                  11,883.49
 1/31/2010               12,676.00                  12,630.90                  12,078.85
 2/28/2010               12,731.41                  12,678.07                  12,113.79
 3/31/2010               12,773.50                  12,662.48                  12,159.49
 4/30/2010               12,942.66                  12,794.29                  12,336.20
 5/31/2010               12,945.94                  12,901.96                  12,336.89
 6/30/2010               13,095.38                  13,104.28                  12,541.08
 7/31/2010               13,247.59                  13,244.09                  12,702.86
 8/31/2010               13,459.42                  13,414.50                  12,926.62
 9/30/2010               13,551.24                  13,428.80                  12,966.09
10/31/2010               13,635.25                  13,476.61                  12,990.00
11/30/2010               13,577.08                  13,399.16                  12,906.10
12/31/2010               13,459.09                  13,254.67                  12,809.57
 1/31/2011               13,507.11                  13,270.09                  12,823.74
 2/28/2011               13,570.93                  13,303.29                  12,912.90
 3/31/2011               13,610.66                  13,310.64                  12,917.58
 4/30/2011               13,772.75                  13,479.60                  13,106.05
 5/31/2011               13,923.84                  13,655.51                  13,268.57
6/30/2011                13,892.17                  13,615.53                  13,173.44
 7/31/2011               14,088.06                  13,831.59                  13,403.76
 8/31/2011               14,178.27                  14,033.67                  13,478.49
 9/30/2011               14,170.05                  14,135.75                  13,548.49
10/31/2011               14,258.15                  14,150.94                  13,663.80
11/30/2011               14,230.21                  14,138.66                  13,552.71
12/31/2011               14,383.63                  14,294.06                  13,739.13
 1/31/2012               14,539.10                  14,419.57                  13,955.57
 2/29/2012               14,595.43                  14,416.26                  14,013.19
 3/31/2012               14,583.48                  14,337.27                  13,920.27
 4/30/2012               14,736.12                  14,496.22                  14,095.54
 5/31/2012               14,830.92                  14,627.38                  14,237.96
 6/30/2012               14,852.28                  14,633.12                  14,264.14
 7/31/2012               15,052.67                  14,834.96                  14,582.15
 8/31/2012               15,120.79                  14,844.65                  14,615.60
 9/30/2012               15,219.96                  14,865.08                  14,647.57
10/31/2012               15,333.34                  14,894.32                  14,750.01
11/30/2012               15,401.53                  14,917.82                  14,772.20
12/31/2012               15,390.80                  14,896.58                  14,740.05
 1/31/2013               15,392.22                  14,792.39                  14,646.32
 2/28/2013               15,504.37                  14,866.53                  14,747.65
 3/31/2013               15,549.36                  14,878.41                  14,760.59
 4/30/2013               15,742.68                  15,028.96                  15,025.54
 5/31/2013               15,516.64                  14,760.81                  14,649.69
 6/30/2013               15,178.12                  14,532.48                  14,244.17
 7/31/2013               15,247.82                  14,552.35                  14,292.51
 8/31/2013               15,153.14                  14,477.96                  14,169.37
 9/30/2013               15,281.44                  14,615.03                  14,290.58
10/31/2013               15,446.10                  14,733.19                  14,497.95
11/30/2013               15,429.93                  14,678.02                  14,438.70
12/31/2013               15,363.26                  14,595.08                  14,380.38
 1/31/2014               15,597.76                  14,810.72                  14,727.76
 2/28/2014               15,715.14                  14,889.47                  14,881.46
 3/31/2014               15,725.98                  14,864.11                  14,919.61
 4/30/2014               15,882.41                  14,989.54                  15,094.14
 5/31/2014               16,060.26                  15,160.20                  15,306.87
 6/30/2014               16,111.98                  15,168.04                  15,349.56
 7/31/2014               16,076.18                  15,130.00                  15,340.12
 8/31/2014               16,229.41                  15,297.02                  15,581.16
 9/30/2014               16,114.04                  15,193.16                  15,383.76
10/31/2014               16,233.31                  15,342.49                  15,553.44
11/30/2014               16,298.67                  15,451.34                  15,689.65
12/31/2014               16,268.04                  15,465.83                  15,759.54
 1/31/2015               16,568.99                  15,790.10                  16,295.68
 2/28/2015               16,488.01                  15,641.66                  15,994.70
 3/31/2015               16,533.96                  15,714.26                  16,051.22
 4/30/2015               16,495.50                  15,657.89                  15,926.71
 5/31/2015               16,465.93                  15,620.17                  15,811.84
 6/30/2015               16,245.80                  15,449.83                  15,553.36
 7/31/2015               16,309.68                  15,557.25                  15,700.81
 8/31/2015               16,200.54                  15,534.88                  15,574.58
 9/30/2015               16,245.33                  15,639.96                  15,672.83
10/31/2015               16,305.46                  15,642.63                  15,747.81
11/30/2015               16,237.30                  15,601.27                  15,696.19
12/31/2015               16,087.12                  15,550.87                  15,574.51
 1/31/2016               16,184.22                  15,764.83                  15,714.47

                                   [END CHART]

                      Data from 1/31/06 through 1/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Shares to the following benchmarks:

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The unmanaged Lipper A Rated Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper Corporate Debt Funds A Rated category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly into an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA INCOME FUND

================================================================================

USAA INCOME FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIINX)

--------------------------------------------------------------------------------
                                          1/31/16                  7/31/15
--------------------------------------------------------------------------------
Net Assets                             $2.6 Billion             $2.2 Billion
Net Asset Value Per Share                  $12.63                   $12.99

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
  7/31/15-1/31/16*            1 YEAR       5 YEARS     SINCE INCEPTION 8/01/08
        -0.82%                -2.29%        3.78%               5.39%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
 1 YEAR                        5 YEARS                 SINCE INCEPTION 8/01/08
 -1.05%                         3.77%                           5.38%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD** AS OF 1/31/16              EXPENSE RATIO AS OF 7/31/15***
--------------------------------------------------------------------------------
              3.63%                                        0.46%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT usaa.com.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                 [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                   LIPPER CORPORATE
                         USAA INCOME FUND            DEBT FUNDS
                       INSTITUTIONAL SHARES        A RATED AVERAGE
1/31/2010                     5.40%                      4.34%
1/31/2011                     4.60                       3.82
1/31/2012                     4.00                       3.36
1/31/2013                     3.68                       2.83
1/31/2014                     4.09                       3.21
1/31/2015                     3.71                       2.76
1/31/2016                     3.77                       2.75

                              [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 1/31/10 through 1/31/16.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

12  | USAA INCOME FUND

================================================================================

                          o CUMULATIVE PERFORMANCE COMPARISON o

                       [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      USAA INCOME FUND         LIPPER A RATED           BARCLAYS U.S.
                    INSTITUTIONAL SHARES      BOND FUNDS INDEX      AGGREGATE BOND INDEX
 7/31/2008              $10,000.00               $10,000.00              $10,000.00
 8/31/2008               10,055.01                10,028.22               10,094.91
 9/30/2008                9,773.05                 9,691.59                9,959.32
10/31/2008                9,237.79                 9,180.80                9,724.23
11/30/2008                9,236.65                 9,276.55               10,040.76
12/31/2008                9,427.63                 9,619.78               10,415.37
 1/31/2009                9,415.64                 9,593.33               10,323.47
 2/28/2009                9,411.92                 9,479.78               10,284.50
 3/31/2009                9,560.51                 9,592.54               10,427.47
 4/30/2009                9,783.97                 9,783.75               10,477.33
 5/31/2009               10,171.39                10,046.35               10,553.32
 6/30/2009               10,360.57                10,222.43               10,613.35
 7/31/2009               10,652.16                10,530.67               10,784.54
 8/31/2009               10,900.47                10,658.41               10,896.20
 9/30/2009               11,105.20                10,921.56               11,010.66
10/31/2009               11,217.48                11,010.12               11,065.03
11/30/2009               11,370.44                11,140.26               11,208.28
12/31/2009               11,309.79                11,036.39               11,033.08
 1/31/2010               11,531.30                11,217.83               11,201.62
 2/28/2010               11,574.58                11,250.28               11,243.45
 3/31/2010               11,624.81                11,292.72               11,229.63
 4/30/2010               11,781.04                11,456.84               11,346.52
 5/31/2010               11,786.08                11,457.48               11,442.00
 6/30/2010               11,915.28                11,647.11               11,621.43
 7/31/2010               12,065.96                11,797.36               11,745.42
 8/31/2010               12,261.25                12,005.17               11,896.55
 9/30/2010               12,347.04                12,041.82               11,909.23
10/31/2010               12,425.80                12,064.03               11,951.63
11/30/2010               12,365.74                11,986.12               11,882.94
12/31/2010               12,261.04                11,896.47               11,754.80
 1/31/2011               12,316.56                11,909.62               11,768.48
 2/28/2011               12,377.14                11,992.42               11,797.92
 3/31/2011               12,406.22                11,996.78               11,804.44
 4/30/2011               12,556.24                12,171.81               11,954.28
 5/31/2011               12,705.90                12,322.75               12,110.29
 6/30/2011               12,669.48                12,234.39               12,074.83
 7/31/2011               12,850.45                12,448.30               12,266.44
 8/31/2011               12,945.08                12,517.70               12,445.65
 9/30/2011               12,938.91                12,582.71               12,536.18
10/31/2011               13,010.56                12,689.80               12,549.65
11/30/2011               12,996.48                12,586.63               12,538.76
12/31/2011               13,128.02                12,759.76               12,676.57
 1/31/2012               13,281.25                12,960.77               12,787.88
 2/29/2012               13,334.15                13,014.29               12,784.95
 3/31/2012               13,314.58                12,927.99               12,714.90
 4/30/2012               13,455.34                13,090.77               12,855.86
 5/31/2012               13,543.31                13,223.03               12,972.18
 6/30/2012               13,574.18                13,247.35               12,977.27
 7/31/2012               13,747.80                13,542.69               13,156.26
 8/31/2012               13,810.98                13,573.75               13,164.86
 9/30/2012               13,902.20                13,603.45               13,182.98
10/31/2012               14,009.00                13,698.58               13,208.91
11/30/2012               14,072.75                13,719.19               13,229.75
12/31/2012               14,075.26                13,689.34               13,210.92
 1/31/2013               14,067.78                13,602.29               13,118.52
 2/28/2013               14,171.56                13,696.39               13,184.27
 3/31/2013               14,224.22                13,708.41               13,194.80
 4/30/2013               14,391.52                13,954.47               13,328.31
 5/31/2013               14,196.33                13,605.42               13,090.51
 6/30/2013               13,877.48                13,228.80               12,888.02
 7/31/2013               13,943.43                13,273.70               12,905.64
 8/31/2013               13,858.26                13,159.34               12,839.67
 9/30/2013               13,977.33                13,271.90               12,961.22
10/31/2013               14,130.02                13,464.49               13,066.01
11/30/2013               14,116.77                13,409.46               13,017.09
12/31/2013               14,068.49                13,355.30               12,943.53
 1/31/2014               14,273.39                13,677.92               13,134.78
 2/28/2014               14,382.12                13,820.67               13,204.61
 3/31/2014               14,393.06                13,856.09               13,182.12
 4/30/2014               14,537.52                14,018.19               13,293.36
 5/31/2014               14,701.37                14,215.75               13,444.71
 6/30/2014               14,749.47                14,255.40               13,451.66
 7/31/2014               14,728.51                14,246.63               13,417.92
 8/31/2014               14,867.63                14,470.49               13,566.04
 9/30/2014               14,762.80                14,287.16               13,473.93
10/31/2014               14,862.00                14,444.74               13,606.37
11/30/2014               14,933.76                14,571.25               13,702.90
12/31/2014               14,907.37                14,636.15               13,715.75
 1/31/2015               15,175.82                15,134.08               14,003.33
 2/28/2015               15,103.46                14,854.55               13,871.68
 3/31/2015               15,145.21                14,907.04               13,936.07
 4/30/2015               15,121.13                14,791.40               13,886.08
 5/31/2015               15,079.94                14,684.73               13,852.63
 6/30/2015               14,890.83                14,444.67               13,701.56
 7/31/2015               14,950.99                14,581.61               13,796.83
 8/31/2015               14,840.40                14,464.38               13,776.99
 9/30/2015               14,882.44                14,555.62               13,870.18
10/31/2015               14,950.11                14,625.26               13,872.54
11/30/2015               14,888.27                14,577.32               13,835.87
12/31/2015               14,751.13                14,464.31               13,791.17
 1/31/2016               14,828.30                14,594.30               13,980.91

                                   [END CHART]

                       Data from 7/31/08 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

USAA INCOME FUND ADVISER SHARES
(ADVISER SHARES) (Ticker Symbol: UINCX)

--------------------------------------------------------------------------------
                                      1/31/16                     7/31/15
--------------------------------------------------------------------------------
Net Assets                         $188.5 Million              $222.5 Million
Net Asset Value Per Share             $12.61                       $12.96

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
  7/31/15-1/31/16*         1 YEAR          5 YEAR       SINCE INCEPTION 8/01/10
       -0.98%              -2.64%           3.37%               3.41%

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
  1 YEAR                     5 YEAR                     SINCE INCEPTION 8/01/10
  -1.36%                      3.34%                             3.37%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD** AS OF 1/31/16               EXPENSE RATIO AS OF 7/31/15***
--------------------------------------------------------------------------------
              3.18%                                             0.79%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

14  | USAA INCOME FUND

================================================================================

                o 12-MONTH DIVIDEND YIELD COMPARISON o

             [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                   USAA INCOME FUND      LIPPER CORPORATE DEBT
                    ADVISER SHARES       FUNDS A RATED AVERAGE
1/31/2012                3.58%                    3.36%
1/31/2013                3.26                     2.83
1/31/2014                3.69                     3.21
1/31/2015                3.42                     2.76
1/31/2016                3.41                     2.75

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 1/31/12 through 1/31/16.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                    o CUMULATIVE PERFORMANCE COMPARISON o

                 [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   LIPPER A RATED BOND      USAA INCOME FUND       BARCLAYS U.S.
                       FUNDS INDEX           ADVISER SHARES     AGGREGATE BOND INDEX
 7/31/2010              $10,000.00             $10,000.00            $10,000.00
 8/31/2010               10,176.15              10,162.09             10,128.67
 9/30/2010               10,207.22              10,236.32             10,139.47
10/31/2010               10,226.04              10,297.51             10,175.57
11/30/2010               10,160.00              10,243.44             10,117.09
12/31/2010               10,084.01              10,151.81             10,007.99
 1/31/2011               10,095.16              10,186.50             10,019.64
 2/28/2011               10,165.34              10,232.86             10,044.70
 3/31/2011               10,169.04              10,260.68             10,050.25
 4/30/2011               10,317.40              10,373.18             10,177.83
 5/31/2011               10,445.34              10,493.60             10,310.65
 6/30/2011               10,370.45              10,459.46             10,280.46
 7/31/2011               10,551.77              10,605.46             10,443.59
 8/31/2011               10,610.59              10,678.79             10,596.17
 9/30/2011               10,665.70              10,670.09             10,673.26
10/31/2011               10,756.47              10,725.79             10,684.72
11/30/2011               10,669.02              10,710.40             10,675.45
12/31/2011               10,815.78              10,814.83             10,792.78
 1/31/2012               10,986.16              10,938.11             10,887.55
 2/29/2012               11,031.53              10,978.09             10,885.05
 3/31/2012               10,958.38              10,958.31             10,825.41
 4/30/2012               11,096.35              11,070.64             10,945.43
 5/31/2012               11,208.47              11,139.03             11,044.46
 6/30/2012               11,229.08              11,160.94             11,048.79
 7/31/2012               11,479.42              11,300.09             11,201.19
 8/31/2012               11,505.75              11,348.41             11,208.51
 9/30/2012               11,530.92              11,419.79             11,223.94
10/31/2012               11,611.57              11,502.01             11,246.01
11/30/2012               11,629.03              11,550.18             11,263.76
12/31/2012               11,603.73              11,539.02             11,247.72
 1/31/2013               11,529.94              11,537.85             11,169.05
 2/28/2013               11,609.71              11,619.18             11,225.04
 3/31/2013               11,619.89              11,649.96             11,234.00
 4/30/2013               11,828.47              11,791.82             11,347.67
 5/31/2013               11,532.59              11,618.75             11,145.21
 6/30/2013               11,213.36              11,362.36             10,972.81
 7/31/2013               11,251.41              11,412.37             10,987.81
 8/31/2013               11,154.47              11,339.19             10,931.64
 9/30/2013               11,249.89              11,433.14             11,035.13
10/31/2013               11,413.14              11,553.80             11,124.35
11/30/2013               11,366.49              11,539.62             11,082.70
12/31/2013               11,320.58              11,486.42             11,020.07
 1/31/2014               11,594.05              11,650.77             11,182.90
 2/28/2014               11,715.05              11,745.73             11,242.36
 3/31/2014               11,745.08              11,751.25             11,223.21
 4/30/2014               11,882.48              11,857.24             11,317.91
 5/31/2014               12,049.94              11,988.67             11,446.77
 6/30/2014               12,083.55              12,025.10             11,452.69
 7/31/2014               12,076.11              11,995.29             11,423.96
 8/31/2014               12,265.87              12,108.43             11,550.08
 9/30/2014               12,110.47              12,020.91             11,471.65
10/31/2014               12,244.04              12,108.34             11,584.41
11/30/2014               12,351.27              12,155.37             11,666.59
12/31/2014               12,406.29              12,129.26             11,677.53
 1/31/2015               12,828.36              12,350.95             11,922.38
 2/28/2015               12,591.42              12,279.13             11,810.29
 3/31/2015               12,635.91              12,320.19             11,865.12
 4/30/2015               12,537.89              12,288.94             11,822.55
 5/31/2015               12,447.47              12,254.94             11,794.07
 6/30/2015               12,243.99              12,097.58             11,665.46
 7/31/2015               12,360.06              12,143.11             11,746.57
 8/31/2015               12,260.69              12,050.06             11,729.67
 9/30/2015               12,338.03              12,090.36             11,809.01
10/31/2015               12,397.06              12,132.91             11,811.03
11/30/2015               12,356.42              12,079.89             11,779.80
12/31/2015               12,260.63              11,964.73             11,741.75
 1/31/2016               12,370.81              12,024.37             11,903.29

                                   [END CHART]

                      Data from 7/31/10 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund Adviser Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*The performance of the Lipper A Rated Bond Funds Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper A Rated Bond Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

16  | USAA INCOME FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 1/31/16 o

                       [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        22.0%
AA                                                                         11.8%
A                                                                          29.2%
BBB                                                                        27.8%
BELOW INVESTMENT-GRADE                                                      6.7%
UNRATED                                                                     2.5%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-50.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                                o TOP 10 HOLDINGS* - 1/31/16 o
                                      (% of Net Assets)

                                           COUPON RATE %      MATURITY DATE     % OF NET ASSETS
                                           ----------------------------------------------------
  U.S. Treasury Notes ...................      2.00             2/15/2025             1.4
  U.S. Treasury Notes ...................      3.63             2/15/2020             1.3
  U.S. Treasury Bonds ...................      2.50             2/15/2045             1.1
  U.S. Treasury Inflation-Indexed Notes .      2.38             1/15/2025             1.1
  U.S. Treasury Notes ...................      2.63            11/15/2020             1.0
  U.S. Treasury Notes ...................      3.50             5/15/2020             0.8
  U.S. Treasury Bonds ...................      3.00            11/15/2044             0.7
  U.S. Treasury Bonds ...................      2.75             8/15/2042             0.7
  U.S. Treasury Bonds ...................      3.88             5/15/2040             0.6
  Electricite De France S.A. ............      5.25                     -             0.4

                              o ASSET ALLOCATION** - 1/31/16 o

                              [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      47.4%
EURODOLLAR AND YANKEE OBLIGATIONS                                          15.6%
U.S. TREASURY SECURITIES                                                   11.8%
MUNICIPAL BONDS                                                             8.6%
COMMERCIAL MORTGAGE SECURITIES                                              6.3%
ASSET-BACKED SECURITIES                                                     3.2%
U.S. GOVERNMENT AGENCY ISSUES                                               2.3%
PREFERRED STOCKS                                                            1.8%
COMMON STOCKS                                                               0.8%
MONEY MARKET INSTRUMENTS                                                    0.8%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.4%

                                   [END CHART]

 *Excludes futures and money market instruments.

**Excludes futures.

Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

18  | USAA INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              BONDS (95.6%)

              CORPORATE OBLIGATIONS (47.4%)

              CONSUMER DISCRETIONARY (2.7%)
              -----------------------------
              APPAREL RETAIL (0.3%)
$    10,000   L Brands, Inc.                                           5.63%       2/15/2022       $   10,760
      5,000   Mens Wearhouse, Inc.(a)                                  5.00        6/18/2021            4,419
                                                                                                   ----------
                                                                                                       15,179
                                                                                                   ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
      1,985   Hanesbrands, Inc.(a)                                     3.25        4/29/2022            1,993
                                                                                                   ----------
              AUTOMOTIVE RETAIL (0.3%)
     15,048   Advance Auto Parts, Inc.                                 4.50       12/01/2023           15,441
      5,000   CST Brands, Inc.                                         5.00        5/01/2023            5,012
                                                                                                   ----------
                                                                                                       20,453
                                                                                                   ----------
              CABLE & SATELLITE (1.1%)
     20,000   CCO Safari II, LLC(b)                                    6.38       10/23/2035           20,139
      5,000   CCOH Safari, LLC(b)                                      5.75        2/15/2026            4,985
      3,500   Charter Communications Operating, LLC(a),(c),(d)            -(e)     5/31/2016            3,500
     10,000   NBCUniversal Enterprise, Inc.(b)                         1.97        4/15/2019           10,055
     10,000   NBCUniversal Media, LLC(f)                               5.15        4/30/2020           11,242
      3,750   Neptune Finco Corp.(a)                                   5.00       10/09/2022            3,750
     10,000   Time Warner Cable, Inc.                                  6.75        7/01/2018           10,929
                                                                                                   ----------
                                                                                                       64,600
                                                                                                   ----------
              CASINOS & GAMING (0.1%)
      3,000   International Game Technology                            7.50        6/15/2019            3,223
                                                                                                   ----------
              CATALOG RETAIL (0.1%)
      4,000   QVC, Inc.                                                3.13        4/01/2019            3,970
                                                                                                   ----------
              GENERAL MERCHANDISE STORES (0.0%)
      2,076   Dollar Tree, Inc.(a)                                     3.50        7/06/2022            2,073
                                                                                                   ----------
              HOME FURNISHINGS (0.1%)
      4,428   Serta Simmons Holdings, LLC(a)                           4.25       10/01/2019            4,409
        493   Tempur Sealy International, Inc.(a)                      3.50        3/18/2020              493
                                                                                                   ----------
                                                                                                        4,902
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              HOMEBUILDING (0.1%)
$     7,000   Lennar Corp.                                             4.50%      11/15/2019       $    7,227
      2,000   Lennar Corp.                                             4.88       12/15/2023            1,970
                                                                                                   ----------
                                                                                                        9,197
                                                                                                   ----------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
      5,000   Hyatt Hotels Corp.                                       3.38        7/15/2023            4,787
                                                                                                   ----------
              MOVIES & ENTERTAINMENT (0.1%)
      1,105   Metropolitan Opera Assoc., Inc.                          1.79       10/01/2017            1,109
      2,235   Metropolitan Opera Assoc., Inc.                          2.14       10/01/2018            2,248
      2,285   Metropolitan Opera Assoc., Inc.                          2.39       10/01/2019            2,309
                                                                                                   ----------
                                                                                                        5,666
                                                                                                   ----------
              RESTAURANTS (0.1%)
      3,793   1011778 B.C. Unlimited Liability Co.(a)                  3.75       12/10/2021            3,775
                                                                                                   ----------
              SPECIALTY STORES (0.3%)
      7,905   Harbor Freight Tools USA, Inc.(a)                        4.75        7/26/2019            7,917
      2,978   PetSmart, Inc.(a)                                        4.25        3/11/2022            2,891
      7,300   Staples, Inc.(a),(c)                                     4.94        4/07/2021            7,259
                                                                                                   ----------
                                                                                                       18,067
                                                                                                   ----------
              Total Consumer Discretionary                                                            157,885
                                                                                                   ----------
              CONSUMER STAPLES (2.5%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
      4,000   Bunge Ltd. Finance Co.                                   8.50        6/15/2019            4,663
                                                                                                   ----------
              DRUG RETAIL (0.5%)
      7,340   CVS Pass-Through Trust                                   6.04       12/10/2028            8,184
      4,316   CVS Pass-Through Trust(b)                                7.51        1/10/2032            5,199
      4,500   CVS Pass-Through Trust(b)                                5.93        1/10/2034            4,972
     10,000   Walgreens Boots Alliance, Inc.                           3.80       11/18/2024            9,862
                                                                                                   ----------
                                                                                                       28,217
                                                                                                   ----------
              FOOD RETAIL (0.1%)
      3,850   Albertson's, LLC(a)                                      5.13       12/21/2022            3,774
      2,000   Albertson's, LLC(a)                                      5.50        8/25/2019            1,960
                                                                                                   ----------
                                                                                                        5,734
                                                                                                   ----------
              HOUSEHOLD PRODUCTS (0.3%)
      4,975   Energizer Holdings, Inc.(a)                              3.25        6/30/2022            4,896
     10,000   SC Johnson & Son, Inc.(b)                                4.35        9/30/2044            9,948
                                                                                                   ----------
                                                                                                       14,844
                                                                                                   ----------
              HYPERMARKETS & SUPER CENTERS (0.3%)
     20,000   Costco Wholesale Corp.                                   1.70       12/15/2019           20,137
                                                                                                   ----------

================================================================================

20  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE       MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              PACKAGED FOODS & MEAT (0.7%)
$    10,000   J.M. Smucker Co.                                         3.50%      10/15/2021       $   10,388
      5,000   J.M. Smucker Co.                                         4.25        3/15/2035            4,947
     10,000   Kraft Foods Group, Inc.                                  3.50        6/06/2022           10,240
      3,899   Kraft Heinz Foods Co.(b)                                 4.88        2/15/2025            4,175
     10,000   Kraft Heinz Foods Co.(b)                                 3.95        7/15/2025           10,270
      3,500   Mead Johnson Nutrition Co.                               4.13       11/15/2025            3,595
                                                                                                   ----------
                                                                                                       43,615
                                                                                                   ----------
              PERSONAL PRODUCTS (0.0%)
      1,489   Prestige Brands, Inc.(a)                                 3.50        9/03/2021            1,489
                                                                                                   ----------
              SOFT DRINKS (0.2%)
      5,000   PepsiCo, Inc.                                            7.90       11/01/2018            5,838
      5,000   PepsiCo, Inc.                                            4.25       10/22/2044            4,999
                                                                                                   ----------
                                                                                                       10,837
                                                                                                   ----------
              TOBACCO (0.3%)
      5,000   Reynolds American, Inc.                                  2.30        8/21/2017            5,053
     10,000   Reynolds American, Inc.                                  4.00        6/12/2022           10,595
                                                                                                   ----------
                                                                                                       15,648
                                                                                                   ----------
              Total Consumer Staples                                                                  145,184
                                                                                                   ----------
              ENERGY (6.5%)
              -------------
              COAL & CONSUMABLE FUELS (0.0%)
      3,500   Peabody Energy Corp.                                     6.00       11/15/2018              315
                                                                                                   ----------
              INTEGRATED OIL & GAS (0.1%)
     10,000   ConocoPhillips Co.                                       4.15       11/15/2034            7,980
                                                                                                   ----------
              OIL & GAS DRILLING (0.4%)
      3,000   Nabors Industries, Inc.                                  9.25        1/15/2019            3,046
      7,000   Nabors Industries, Inc.                                  4.63        9/15/2021            5,211
     10,000   Noble Holding International Ltd.                         4.90        8/01/2020            6,031
      5,000   Noble Holding International Ltd.                         5.95        4/01/2025            2,521
      5,000   Rowan Companies, Inc.                                    7.88        8/01/2019            4,085
      5,000   Rowan Companies, Inc.                                    4.88        6/01/2022            3,309
                                                                                                   ----------
                                                                                                       24,203
                                                                                                   ----------
              OIL & GAS EQUIPMENT & SERVICES (0.7%)
      5,000   Baker Hughes, Inc.                                       7.50       11/15/2018            5,620
     20,000   Halliburton Co.                                          3.80       11/15/2025           18,771
     10,000   Schlumberger Holdings Corp.(b)                           4.00       12/21/2025            9,758
      5,000   Weatherford Bermuda                                      9.63        3/01/2019            3,950
      5,000   Weatherford Bermuda                                      4.50        4/15/2022            3,312
                                                                                                   ----------
                                                                                                       41,411
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              OIL & GAS EXPLORATION & PRODUCTION (1.1%)
$     5,000   Anadarko Petroleum Corp.                                 5.95%       9/15/2016       $    5,076
        460   California Resources Corp.                               5.00        1/15/2020               94
      1,232   California Resources Corp.(b)                            8.00       12/15/2022              493
      7,575   Chesapeake Energy Corp.(b)                               8.00       12/15/2022            3,276
      5,000   Denbury Resources, Inc.                                  4.63        7/15/2023            1,675
     15,000   EOG Resources, Inc.                                      3.90        4/01/2035           12,814
      4,000   EQT Corp.                                                8.13        6/01/2019            4,324
      5,000   Hess Corp.                                               8.13        2/15/2019            5,157
      6,730   Newfield Exploration Co.                                 5.63        7/01/2024            5,670
      5,000   Newfield Exploration Co.                                 5.38        1/01/2026            4,050
      5,000   Noble Energy, Inc.                                       8.25        3/01/2019            5,447
      5,000   QEP Resources, Inc.                                      6.88        3/01/2021            3,825
     10,000   Southwestern Energy Co.                                  4.05        1/23/2020            6,762
      2,000   Southwestern Energy Co.                                  4.95        1/23/2025            1,243
      3,000   WPX Energy, Inc.                                         5.25        1/15/2017            2,888
                                                                                                   ----------
                                                                                                       62,794
                                                                                                   ----------
              OIL & GAS REFINING & MARKETING (0.6%)
     14,000   EnLink Midstream Partners, LP                            4.15        6/01/2025            9,598
     10,000   Marathon Petroleum Corp.                                 4.75        9/15/2044            7,618
     10,000   Phillips 66                                              4.65       11/15/2034            8,778
      5,000   Valero Energy Corp.                                      9.38        3/15/2019            5,876
                                                                                                   ----------
                                                                                                       31,870
                                                                                                   ----------
              OIL & GAS STORAGE & TRANSPORTATION (3.6%)
     15,000   Boardwalk Pipelines, LP                                  4.95       12/15/2024           12,724
     10,000   Buckeye Partners, LP                                     2.65       11/15/2018            9,687
     10,000   Buckeye Partners, LP                                     5.60       10/15/2044            7,411
     15,000   Columbia Pipeline Group, Inc.(b)                         4.50        6/01/2025           13,555
     15,000   DCP Midstream, LLC(b)                                    5.85        5/21/2043            8,625
      4,000   Enbridge Energy Partners, LP                             8.05       10/01/2077            2,830
      3,000   Energy Transfer Partners, LP                             9.00         6/1/2077            3,144
      7,000   Energy Transfer Partners, LP                             5.20        3/29/2067            6,279
      5,000   Energy Transfer Partners, LP                             4.75        6/15/2027            4,233
     20,010   Energy Transfer Partners, LP                             3.35(g)     3/15/2067           11,806
     10,000   Enterprise Products Operating, LLC                       6.30        7/02/2018           10,489
      5,000   Enterprise Products Operating, LLC                       3.90       11/23/2017            4,654
      9,250   Enterprise Products Operating, LLC                       7.03        7/31/2019            9,273
      6,437   EQT Midstream Partners, LP                               4.00        4/01/2028            4,988
      7,500   MPLX, LP                                                 4.00        3/22/2029            5,556
      5,000   NGPL PipeCo, LLC(b)                                      7.12        1/08/2018            4,725
     10,000   NuStar Logistics, LP                                     8.15        1/02/2020            9,850
      5,000   ONEOK Partners, LP                                       8.63        4/29/2022            5,361
     10,000   ONEOK Partners, LP                                       4.90       10/11/2025            8,046

================================================================================

22  |  USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
$     5,000   Plains All American Pipeline, LP                         6.50%       4/29/2026       $    5,046
      3,000   Plains All American Pipeline, LP                         8.75        1/30/2029            3,304
      5,000   Questar Pipeline Co.                                     5.83       10/01/2029            5,387
      7,000   Regency Energy Partners                                  4.50        6/01/2024            5,608
     10,000   Sabine Pass LNG, LP                                      7.50        2/15/2027           10,338
      4,000   Targa Resources Partners, LP                             5.00        3/03/2028            3,755
      1,000   Targa Resources Partners, LP                             4.13       10/22/2024              845
     10,000   TC PipeLines, LP                                         4.65        5/15/2027            9,650
      3,000   Transcontinental Gas Pipe Line Co., LLC(b)               7.85       10/10/2034            3,134
     10,000   Western Gas Partners, LP                                 5.38       11/15/2026            9,346
     15,000   Williams Companies, Inc.                                 4.55        9/15/2028            9,847
                                                                                                   ----------
                                                                                                      209,496
                                                                                                   ----------
              Total Energy                                                                            378,069
                                                                                                   ----------
              FINANCIALS (17.0%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.9%)
     10,000   Ares Capital Corp.                                       4.88        6/15/2029           10,317
      5,000   Bank of New York Mellon(f)                               2.40       11/15/2022            5,060
     10,000   Bank of New York Mellon                                  1.30       12/20/2025            9,981
      5,000   Main Street Capital Corp.                                4.50        9/15/2028            5,104
     10,000   Prospect Capital Corp.                                   5.00        4/23/2022           10,050
     15,000   State Street Capital Trust IV                            1.51(g)     6/01/2077           11,801
                                                                                                   ----------
                                                                                                       52,313
                                                                                                   ----------
              CONSUMER FINANCE (0.6%)
      5,000   Capital One Bank USA, N.A.                               3.38        7/15/2023            4,892
      5,000   Capital One Financial Corp.(f)                           4.75        5/15/2042            5,437
     10,000   Capital One Financial Corp.                              3.75        4/24/2024           10,068
     10,000   Citizens Bank, N.A.                                      2.45       12/04/2019           10,012
      5,000   Discover Bank                                            3.10        6/04/2020            5,029
                                                                                                   ----------
                                                                                                       35,438
                                                                                                   ----------
              DIVERSIFIED BANKS (1.5%)
      6,000   Bank of America Corp.                                    8.00                -(h)         6,066
      9,000   Bank of America Corp.                                    4.00        4/01/2024            9,193
     10,000   Bank of America Corp.                                    4.20        8/26/2024            9,944
      5,000   Bank of America Corp.                                    3.95        4/21/2025            4,884
      5,000   Bank of America, N.A.                                    6.10        6/15/2017            5,288
     20,000   Citigroup, Inc.                                          4.40        6/10/2025           20,011
      5,000   Citigroup, Inc.                                          4.45        9/29/2027            4,946
      3,000   JPMorgan Chase & Co.                                     7.90                -(h)         3,032
      5,000   JPMorgan Chase & Co.                                     4.25       10/01/2027            4,996
      2,610   JPMorgan Chase Bank, N.A.                                6.00       10/01/2017            2,780
     16,800   USB Realty Corp.(b)                                      1.77(g)             -(h)        14,322
                                                                                                   ----------
                                                                                                       85,462
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              INVESTMENT BANKING & BROKERAGE (0.2%)
$    10,000   Morgan Stanley                                           4.88%      11/01/2022       $   10,651
                                                                                                   ----------
              LIFE & HEALTH INSURANCE (1.8%)
     10,000   Forethought Financial Group(b)                           8.63        4/15/2021           11,536
     10,000   Lincoln National Corp.                                   4.20        3/15/2022           10,459
     15,000   Lincoln National Corp.                                   7.00(g)     5/17/2066           11,213
     10,000   MetLife, Inc.                                            4.13        8/13/2042            9,148
      4,000   Ohio National Financial Services, Inc.(b)                6.38        4/30/2020            4,507
      5,000   Ohio National Financial Services, Inc.(b)                6.63        5/01/2031            6,079
     10,000   Primerica, Inc.                                          4.75        7/15/2022           10,842
     10,000   Prudential Financial, Inc.                               5.63        6/15/2043           10,125
     17,050   StanCorp Financial Group, Inc.                           5.00        8/15/2022           18,201
      6,625   StanCorp Financial Group, Inc.                           6.90        6/01/2067            5,399
      5,000   TIAA Asset Management Finance Co., LLC(b)                4.13       11/01/2024            5,107
                                                                                                   ----------
                                                                                                      102,616
                                                                                                   ----------
              MULTI-LINE INSURANCE (1.4%)
     10,000   American International Group, Inc.                       3.88        1/15/2035            8,268
     17,500   Genworth Holdings, Inc.                                  6.15       11/15/2066            4,725
     14,000   Glen Meadow Pass-Through Trust(b)                        6.51        2/12/2067           10,815
     20,500   Kemper Corp.                                             4.35        2/15/2025           20,918
     10,000   Loews Corp.                                              2.63        5/15/2023            9,665
     10,000   MassMutual Global Funding II(b)                          3.60        4/09/2024           10,395
     19,505   Nationwide Mutual Insurance Co.(b)                       2.80(g)    12/15/2024           18,911
                                                                                                   ----------
                                                                                                       83,697
                                                                                                   ----------
              MULTI-SECTOR HOLDINGS (0.3%)
     10,000   Berkshire Hathaway Finance Corp.                         1.30        5/15/2018           10,026
      5,000   Lubrizol Corp.                                           8.88        2/01/2019            6,010
                                                                                                   ----------
                                                                                                       16,036
                                                                                                   ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.1%)
      5,000   Icahn Enterprises, LP                                    3.50        3/15/2017            4,975
                                                                                                   ----------
              PROPERTY & CASUALTY INSURANCE (1.9%)
     15,000   ACE INA Holdings, Inc.                                   3.35        5/15/2024           15,369
      5,000   Allstate Corp.                                           5.75        8/15/2053            5,103
     10,000   AmTrust Financial Services, Inc.                         6.13        8/15/2023           10,686
     20,050   Chubb Corp.                                              6.38        3/29/2067           18,827
     10,000   Ironshore Holdings, Inc.(b)                              8.50        5/15/2020           11,626
     19,300   Oil Insurance Ltd.(b)                                    3.59(g)             -(h)        17,177
     10,000   ProAssurance Corp.                                       5.30        11/15/2023          10,841
     14,538   Progressive Corp.                                        6.70        6/15/2067           14,538
      5,000   Travelers Companies, Inc.                                6.25        3/15/2067            4,975
                                                                                                   ----------
                                                                                                      109,142
                                                                                                   ----------

================================================================================

24  |  USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (4.2%)
$     5,000   AmSouth Bancorp.                                         6.75%      11/01/2025       $    5,828
     15,000   Banc of California, Inc.                                 5.25        4/15/2025           15,061
      5,000   BankUnited, Inc.                                         4.88       11/17/2025            4,963
     15,000   Citizens Financial Group, Inc.(b)                        4.15        9/28/2022           15,431
      8,000   CoBiz Financial, Inc.                                    5.63        6/25/2030            8,452
     20,000   Compass Bank                                             3.88        4/10/2025           18,557
     10,000   Cullen/Frost Capital Trust II                            1.96(g)     3/01/2034            8,799
      5,000   Fifth Third Bancorp                                      2.30        3/01/2019            5,021
      3,500   First Maryland Capital Trust I                           1.62(g)     1/15/2027            2,953
     10,000   First Niagara Financial Group, Inc.                      7.25       12/15/2021           11,933
     10,000   First Republic Bank                                      2.38        6/17/2019           10,020
     10,000   FirstMerit Bank, N.A.                                    4.27       11/25/2026           10,342
     10,000   FirstMerit Corp.                                         4.35        2/04/2023           10,270
     10,000   Fulton Financial Corp.                                   4.50       11/15/2024           10,179
      5,000   Hilltop Holdings, Inc.                                   5.00        4/15/2025            4,962
     20,000   MUFG Americas Holdings Corp.                             3.00        2/10/2025           19,577
     10,000   MUFG Union Bank, N.A.                                    2.25        5/06/2019           10,008
     22,685   People's United Financial, Inc.                          3.65       12/06/2022           22,425
      7,000   PNC Bank, N.A.                                           4.20       11/01/2025            7,579
     10,000   PNC Financial Services                                   2.85       11/09/2022           10,003
     10,000   Santander Holdings USA, Inc.                             2.65        4/17/2020            9,853
      6,021   Susquehanna Bancshares, Inc.                             5.38        8/15/2022            6,751
     10,000   TCF National Bank                                        6.25        6/08/2022           10,933
      5,000   Webster Financial Corp.                                  4.38        2/15/2024            5,121
                                                                                                   ----------
                                                                                                      245,021
                                                                                                   ----------
              REINSURANCE (0.2%)
     10,000   Alterra Finance, LLC                                     6.25        9/30/2020           11,358
                                                                                                   ----------
              REITs - DIVERSIFIED (0.3%)
      5,000   Liberty Property, LP                                     6.63       10/01/2017            5,345
     15,000   Washington REIT                                          3.95       10/15/2022           15,036
                                                                                                   ----------
                                                                                                       20,381
                                                                                                   ----------
              REITs - HEALTH CARE (0.4%)
     10,000   Ventas Realty, LP                                        4.00        4/30/2019           10,499
     10,000   Welltower, Inc.                                          6.13        4/15/2020           11,325
                                                                                                   ----------
                                                                                                       21,824
                                                                                                   ----------
              REITs - INDUSTRIAL (0.1%)
      5,000   ProLogis, LP                                             7.38       10/30/2019            5,849
                                                                                                   ----------
              REITs - OFFICE (1.2%)
      5,000   Alexandria Real Estate Equities, Inc.                    4.60        4/01/2022            5,347
      5,000   Alexandria Real Estate Equities, Inc.                    4.50        7/30/2029            5,037
      5,000   BioMed Realty, LP                                        6.13        4/15/2020            5,814

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
$     8,034   Boston Properties, LP(f)                                 3.70%      11/15/2018       $    8,365
     10,000   Boston Properties, LP                                    5.88       10/15/2019           11,171
     10,000   Boston Properties, LP                                    3.85        2/01/2023           10,357
     11,000   Columbia Property Trust Operating Partnership, LP(i)     5.88        4/01/2018           11,775
      3,000   Mack-Cali Realty, LP                                     7.75        8/15/2019            3,352
     10,000   VEREIT Operating Partnership, LP                         3.00        2/06/2019            9,500
                                                                                                   ----------
                                                                                                       70,718
                                                                                                   ----------
              REITs - RESIDENTIAL (0.3%)
      5,000   AvalonBay Communities, Inc.                              3.63       10/01/2020            5,263
      5,000   AvalonBay Communities, Inc.                              3.45        6/01/2025            5,050
      7,000   UDR, Inc.                                                4.63        1/10/2022            7,620
                                                                                                   ----------
                                                                                                       17,933
                                                                                                   ----------
              REITs - RETAIL (0.8%)
      3,000   Federal Realty Investment Trust                          5.90        4/01/2020            3,438
      7,000   Federal Realty Investment Trust                          3.00        8/01/2022            7,076
     10,000   Federal Realty Investment Trust                          2.75        6/01/2023            9,789
      5,000   National Retail Properties, Inc.                         6.88       10/15/2017            5,394
      5,000   National Retail Properties, Inc.                         4.00       11/15/2025            5,027
      5,000   Realty Income Corp.                                      4.13       10/15/2026            5,178
      2,000   Regency Centers, LP                                      6.00        6/15/2020            2,264
     10,000   Simon Property Group, LP                                 4.13       12/01/2021           10,909
                                                                                                   ----------
                                                                                                       49,075
                                                                                                   ----------
              REITs - SPECIALIZED (0.3%)
      4,478   Communications Sales & Leasing, Inc.(a)                  5.00       10/24/2022            4,209
     10,000   Crown Castle International Corp.                         5.25        1/15/2023           10,688
      4,000   EPR Properties                                           7.75        7/15/2020            4,723
                                                                                                   ----------
                                                                                                       19,620
                                                                                                   ----------
              SPECIALIZED FINANCE (0.3%)
     10,000   McGraw Hill Financial, Inc.                              4.00        6/15/2025           10,109
     10,000   National Rural Utilities Cooperative Finance Corp.       4.75        4/30/2043            9,650
                                                                                                   ----------
                                                                                                       19,759
                                                                                                   ----------
              THRIFTS & MORTGAGE FINANCE (0.2%)
      3,250   Chittenden Corp.                                         1.05(g)     2/14/2017            3,225
     10,000   EverBank Financial Corp.                                 5.75        7/02/2025           10,362
                                                                                                   ----------
                                                                                                       13,587
                                                                                                   ----------
              Total Financials                                                                        995,455
                                                                                                   ----------

================================================================================

26  |  USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              HEALTH CARE (2.1%)
              ------------------
              BIOTECHNOLOGY (0.7%)
$    10,000   AbbVie, Inc.                                             1.75%      11/06/2017       $    9,991
      5,000   AbbVie, Inc.                                             3.20       11/06/2022            5,009
     10,000   AbbVie, Inc.                                             3.60        5/14/2025           10,026
     15,000   Baxalta, Inc.(b)                                         4.00        6/23/2025           14,938
                                                                                                   ----------
                                                                                                       39,964
                                                                                                   ----------
              HEALTH CARE EQUIPMENT (0.3%)
     10,000   Covidien International Finance S.A.                      2.95        6/15/2023           10,040
     10,000   Medtronic, Inc.                                          4.38        3/15/2035           10,228
                                                                                                   ----------
                                                                                                       20,268
                                                                                                   ----------
              HEALTH CARE FACILITIES (0.4%)
      5,000   HCA, Inc.                                                5.00        3/15/2024            5,075
     15,000   HCA, Inc.                                                5.25        4/15/2025           15,412
      2,000   Tenet Healthcare Corp.                                   4.50        4/01/2021            1,970
                                                                                                   ----------
                                                                                                       22,457
                                                                                                   ----------
              PHARMACEUTICALS (0.7%)
     15,000   Actavis Funding SCS                                      3.80        3/15/2025           15,248
     20,000   Mallinckrodt International Finance S.A.                  4.75        4/15/2023           17,450
      5,000   Mylan N.V.(b)                                            3.75       12/15/2020            5,062
      5,000   Valeant Pharmaceuticals International, Inc.(b)           6.75        8/15/2021            4,875
                                                                                                   ----------
                                                                                                       42,635
                                                                                                   ----------
              Total Health Care                                                                       125,324
                                                                                                   ----------
              INDUSTRIALS (5.8%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
     10,000   Lockheed Martin Corp.                                    3.60        3/01/2035            9,136
     10,000   Raytheon Co.                                             4.20       12/15/2044           10,474
                                                                                                   ----------
                                                                                                       19,610
                                                                                                   ----------
              AIR FREIGHT & LOGISTICS (0.2%)
     10,000   FedEx Corp.                                              3.90        2/01/2035            9,190
                                                                                                   ----------
              AIRLINES (2.2%)
        662   America West Airlines, Inc. Pass-Through Trust           6.87        7/02/2018              664
      1,350   American Airlines, Inc. Pass-Through Trust               7.38       11/23/2017            1,350
      5,370   American Airlines, Inc. Pass-Through Trust(b)            7.00        7/31/2019            5,592
      9,418   American Airlines, Inc. Pass-Through Trust               3.70        4/01/2028            9,418
     10,000   American Airlines, Inc. Pass-Through Trust               4.00        3/22/2029            9,813
      3,255   Continental Airlines, Inc. Pass-Through Trust            9.00        1/08/2018            3,356
        608   Continental Airlines, Inc. Pass-Through Trust            7.88        1/02/2020              636
      2,447   Continental Airlines, Inc. Pass-Through Trust            5.50        4/29/2022            2,524
      8,770   Continental Airlines, Inc. Pass-Through Trust            4.15       10/11/2025            9,044
      4,485   Continental Airlines, Inc. Pass-Through Trust            4.00        4/29/2026            4,596

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
$     9,000   Delta Air Lines Pass-Through Trust                       3.88%       1/30/2029       $    9,056
     15,792   Hawaiian Airlines, Inc. Pass-Through Trust               3.90        1/15/2026           15,377
     15,000   Spirit Airlines, Inc. Pass-Through Trust                 4.10       10/01/2029           14,831
      7,000   United Airlines, Inc. Pass-Through Trust                 3.70        6/01/2024            7,079
      4,760   United Airlines, Inc. Pass-Through Trust                 4.30        2/15/2027            4,968
     20,000   United Airlines, Inc. Pass-Through Trust                 3.75        3/03/2028           20,250
      3,547   US Airways Group, Inc. Pass-Through Trust                6.25       10/22/2024            3,907
      9,046   US Airways Group, Inc. Pass-Through Trust                3.95        5/15/2027            9,171
                                                                                                   ----------
                                                                                                      131,632
                                                                                                   ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.4%)
     10,000   Caterpillar Financial Services, Corp.                    1.25       11/06/2017            9,985
      6,500   CNH Industrial Capital, LLC                              3.38        7/15/2019            6,012
      4,962   Terex Corp.(a)                                           3.50        8/13/2021            4,913
                                                                                                   ----------
                                                                                                       20,910
                                                                                                   ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
     15,000   Eaton Corp.                                              2.75       11/02/2022           14,683
                                                                                                   ----------
              INDUSTRIAL CONGLOMERATES (0.7%)
     10,000   Danaher Corp.                                            5.63        1/15/2018           10,813
      9,000   General Electric Capital Corp.                           6.38       11/15/2067            9,563
     15,000   General Electric Capital Corp./LJ VP Holdings, LLC(b)    3.80        6/18/2019           16,001
      5,921   General Electric Co.                                     5.00                -(h)         6,091
                                                                                                   ----------
                                                                                                       42,468
                                                                                                   ----------
              INDUSTRIAL MACHINERY (0.4%)
     10,000   CNH Industrial Capital, LLC                              3.88        7/16/2018            9,725
      5,000   Hillenbrand, Inc.                                        5.50        7/15/2020            5,476
      1,500   Ingersoll-Rand Co.                                       9.00        8/15/2021            1,914
      1,500   SPX Flow, Inc.                                           6.88        9/01/2017            1,592
      5,000   Stanley Black & Decker, Inc.                             5.75       12/15/2053            5,235
                                                                                                   ----------
                                                                                                       23,942
                                                                                                   ----------
              RAILROADS (0.8%)
      8,000   Burlington Northern Santa Fe, LLC                        3.75        4/01/2024            8,311
     10,000   Burlington Northern Santa Fe, LLC                        3.65        9/01/2025           10,192
      5,000   TTX Co.(b)                                               4.15        1/15/2024            5,265
     10,000   TTX Co.(b)                                               3.60        1/15/2025           10,083
      5,000   Union Pacific Corp.                                      7.88        1/15/2019            5,814
     10,000   Union Pacific Corp.                                      3.38        2/01/2035            9,115
                                                                                                   ----------
                                                                                                       48,780
                                                                                                   ----------
              TRADING COMPANIES & DISTRIBUTORS (0.3%)
     10,000   ILFC E-Capital Trust I(b)                                4.49(g)    12/21/2065            9,000
      5,000   International Lease Finance Corp.(b)                     7.13        9/01/2018            5,425

================================================================================

28  |  USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE         MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$     4,000   United Rentals North America, Inc.                       6.13%       6/15/2023       $    3,870
                                                                                                   ----------
                                                                                                       18,295
                                                                                                   ----------
              TRUCKING (0.2%)
      5,000   J.B. Hunt Transport Services, Inc.                       3.85        3/15/2024            5,179
      5,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)      3.38        3/15/2018            5,088
                                                                                                   ----------
                                                                                                       10,267
                                                                                                   ----------
              Total Industrials                                                                       339,777
                                                                                                   ----------
              INFORMATION TECHNOLOGY (1.4%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.3%)
      5,000   Cisco Systems, Inc.                                      2.90        3/04/2021            5,225
      3,000   Commscope, Inc.(b)                                       4.38        6/15/2020            3,060
     10,000   Qualcomm, Inc.                                           4.65        5/20/2035            9,356
                                                                                                   ----------
                                                                                                       17,641
                                                                                                   ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
      5,000   FLIR Systems, Inc.(f)                                    3.75        9/01/2016            5,064
                                                                                                   ----------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
     10,000   Molex Electronic Technologies, LLC(b)                    3.90        4/15/2025            9,485
                                                                                                   ----------
              HOME ENTERTAINMENT SOFTWARE (0.1%)
      3,738   Activision Blizzard, Inc.(a)                             3.25       10/12/2020            3,743
                                                                                                   ----------
              INTERNET SOFTWARE & SERVICES (0.1%)
      4,250   Verisign, Inc.                                           5.25        4/01/2025            4,214
                                                                                                   ----------
              IT CONSULTING & OTHER SERVICES (0.1%)
      5,000   IBM Corp.                                                7.63       10/15/2018            5,763
                                                                                                   ----------
              SEMICONDUCTOR EQUIPMENT (0.2%)
     10,000   Applied Materials, Inc.                                  5.10       10/01/2035           10,187
                                                                                                   ----------
              SYSTEMS SOFTWARE (0.3%)
     20,000   Microsoft Corp.                                          4.20       11/03/2035           20,313
                                                                                                   ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.1%)
      4,829   Dell International, LLC(a)                               4.00        4/29/2020            4,825
                                                                                                   ----------
              Total Information Technology                                                             81,235
                                                                                                   ----------
              MATERIALS (2.4%)
              ----------------
              ALUMINUM (0.2%)
     15,000   Alcoa, Inc.                                              5.13       10/01/2024           12,375
                                                                                                   ----------
              DIVERSIFIED CHEMICALS (0.6%)
     20,000   Dow Chemical Co.                                         4.25       10/01/2034           18,021
     10,000   E.I. du Pont de Nemours & Co.                            2.80        2/15/2023            9,470
      8,028   E.I. du Pont de Nemours & Co.                            4.90        1/15/2041            7,958
                                                                                                   ----------
                                                                                                       35,449
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              DIVERSIFIED METALS & MINING (0.1%)
$     5,000   Freeport-McMoRan, Inc.(a)                                2.18%       5/31/2018       $    3,850
      5,000   Freeport-McMoRan, Inc.                                   3.10        3/15/2020            2,337
      5,000   Freeport-McMoRan, Inc.                                   4.00       11/14/2021            2,225
                                                                                                   ----------
                                                                                                        8,412
                                                                                                   ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
      5,000   Monsanto Co.                                             3.38        7/15/2024            4,726
      5,000   Monsanto Co.                                             3.95        4/15/2045            3,832
                                                                                                   ----------
                                                                                                        8,558
                                                                                                   ----------
              METAL & GLASS CONTAINERS (0.5%)
      4,000   Ball Corp.                                               4.38       12/15/2020            4,151
      3,000   Ball Corp.                                               5.00        3/15/2022            3,120
      5,000   Ball Corp.                                               5.25        7/01/2025            5,156
      4,868   Berry Plastics Group, Inc.(a)                            4.00       10/01/2022            4,854
      3,883   Greif, Inc.                                              6.75        2/01/2017            4,024
      9,553   Reynolds Group Holdings, Inc.(a)                         4.50       12/01/2018            9,523
                                                                                                   ----------
                                                                                                       30,828
                                                                                                   ----------
              PAPER PACKAGING (0.2%)
      5,000   International Paper Co.                                  3.80        1/15/2026            4,872
      5,000   Sealed Air Corp.(b)                                      6.88        7/15/2033            5,156
                                                                                                   ----------
                                                                                                       10,028
                                                                                                   ----------
              SPECIALTY CHEMICALS (0.4%)
      3,321   Albemarle Corp.                                          3.00       12/01/2019            3,300
      2,505   Cytec Industries, Inc.                                   8.95        7/01/2017            2,721
     15,000   RPM International, Inc.                                  6.13       10/15/2019           16,662
                                                                                                   ----------
                                                                                                       22,683
                                                                                                   ----------
              STEEL (0.2%)
      5,000   Allegheny Ludlum Corp.                                   6.95       12/15/2025            2,600
      5,000   Allegheny Technologies, Inc.                             9.38        6/01/2019            3,715
     10,000   Allegheny Technologies, Inc.                             5.95        1/15/2021            6,350
                                                                                                   ----------
                                                                                                       12,665
                                                                                                   ----------
              Total Materials                                                                         140,998
                                                                                                   ----------
              TELECOMMUNICATION SERVICES (1.7%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.6%)
     25,000   AT&T, Inc.                                               4.50        5/15/2035           22,617
     10,000   Centel Capital Corp.                                     9.00       10/15/2019           11,571
     10,000   CenturyLink, Inc.                                        5.80        3/15/2022            9,288
      2,000   CenturyLink, Inc.                                        6.75       12/01/2023            1,900
     10,000   Frontier Communications Corp.(b)                        11.00        9/15/2025            9,675
      8,409   Frontier Communications Corp.                            7.88        1/15/2027            6,517
      5,000   Qwest Corp.(f)                                           6.75       12/01/2021            5,225

================================================================================

30  |  USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
$    15,000   Verizon Communications, Inc.                             4.50%       9/15/2020       $   16,258
     10,000   Verizon Communications, Inc.                             4.40       11/01/2034            9,137
                                                                                                   ----------
                                                                                                       92,188
                                                                                                   ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
      4,887   Grain Spectrum Funding II(b)                             3.29       10/10/2034            4,893
                                                                                                   ----------
              Total Telecommunication Services                                                         97,081
                                                                                                   ----------
              UTILITIES (5.3%)
              ----------------
              ELECTRIC UTILITIES (2.3%)
      5,000   Atlantic City Electric Co.                               3.38        9/01/2024            5,029
      5,000   Cleveland Electric Illuminating Co.                      8.88       11/15/2018            5,883
     10,000   Duke Energy Progress, Inc.                               4.15       12/01/2044           10,061
      3,500   Duquesne Light Holdings, Inc.(b)                         5.90       12/01/2021            3,973
      4,000   Entergy Arkansas, Inc.                                   3.05        6/01/2023            4,001
      7,000   Entergy Louisiana, LLC                                   4.95        1/15/2045            7,131
        582   FPL Energy American Wind, LLC(b)                         6.64        6/20/2023              584
      3,168   Mississippi Power Co.                                    4.25        3/15/2042            2,364
     10,000   Monongahela Power Co.(b)                                 4.10        4/15/2024           10,371
      5,000   Nevada Power Co.                                         7.13        3/15/2019            5,723
      4,000   NextEra Energy Capital Holdings, Inc.                    6.65        6/15/2067            3,006
      5,000   NextEra Energy Capital Holdings, Inc.                    7.30        9/01/2067            4,662
      5,000   Oglethorpe Power Corp.                                   6.10        3/15/2019            5,569
      5,000   Oncor Electric Delivery Co., LLC                         3.75        4/01/2045            4,380
     26,130   PPL Capital Funding, Inc.                                6.70        3/30/2067           20,125
      5,000   South Carolina Electric & Gas Co.                        5.30        5/15/2033            5,618
     10,000   Southern California Edison Co.                           6.25                -(h)        11,025
      2,534   Tri-State Generation & Transmission Association
                Pass-Through Trust(b)                                  6.04        1/31/2018            2,626
     10,000   Tri-State Generation & Transmission Association, Inc.    4.70       11/01/2044           10,445
     10,000   Xcel Energy, Inc.                                        3.30        6/01/2025           10,078
                                                                                                   ----------
                                                                                                      132,654
                                                                                                   ----------
              GAS UTILITIES (1.0%)
      8,000   AGL Capital Corp.                                        6.38        7/15/2016            8,186
      4,000   Atmos Energy Corp.                                       8.50        3/15/2019            4,703
     10,000   Atmos Energy Corp.                                       4.13       10/15/2044            9,958
     10,000   Florida Gas Transmission Co.(b)                          5.45        7/15/2020           10,773
     10,000   National Fuel Gas Co.(f)                                 4.90       12/01/2021           10,480
     10,000   National Fuel Gas Co.                                    5.20        7/15/2025            9,036
      5,000   Southern Star Central Gas Pipeline, Inc.(b)              6.00        6/01/2016            5,043
                                                                                                   ----------
                                                                                                       58,179
                                                                                                   ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
      2,500   AES Corp.                                                3.41(g)     6/01/2019            2,319
      5,000   AES Corp.                                                4.88        5/15/2023            4,450

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
$    10,000   AES Corp.                                                5.50%       4/15/2025       $    9,025
      4,975   Calpine Corp.(a)                                         3.50        5/27/2022            4,735
                                                                                                   ----------
                                                                                                       20,529
                                                                                                   ----------
              MULTI-UTILITIES (1.5%)
      5,000   Ameren Illinois Co.                                      9.75       11/15/2018            6,027
     15,000   Berkshire Hathaway Energy Co.                            4.50        2/01/2045           14,751
      5,000   Black Hills Corp.                                        5.88        7/15/2020            5,581
     10,000   Black Hills Corp.                                        4.25       11/30/2023           10,422
     12,387   Integrys Holding, Inc.                                   6.11       12/01/2066            9,044
      5,000   NiSource Finance Corp.                                  10.75        3/15/2016            5,051
     15,000   Northern States Power Co.                                4.00        8/15/2045           15,246
      5,000   Northwestern Corp.                                       6.34        4/01/2019            5,675
      8,000   Puget Sound Energy, Inc.                                 6.97        6/01/2067            6,140
     15,000   WEC Energy Group, Inc.                                   6.25        5/15/2067           10,875
                                                                                                   ----------
                                                                                                       88,812
                                                                                                   ----------
              WATER UTILITIES (0.2%)
     10,000   Aquarion Co., Inc.(b)                                    4.00        8/15/2024            9,963
                                                                                                   ----------
              Total Utilities                                                                         310,137
                                                                                                   ----------
              Total Corporate Obligations (cost: $2,860,539)                                        2,771,145
                                                                                                   ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (15.6%)

              CONSUMER DISCRETIONARY (0.5%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.3%)
     10,000   American Honda Finance Corp.(b)                          7.63       10/01/2018           11,487
      5,000   Daimler Finance, N.A., LLC(b)                            1.88        1/11/2018            4,986
      5,000   Daimler Finance, N.A., LLC(b)                            2.25        7/31/2019            4,989
                                                                                                   ----------
                                                                                                       21,462
                                                                                                   ----------
              PUBLISHING (0.2%)
     10,000   Pearson Funding Four plc(b)                              3.75        5/08/2022           10,022
                                                                                                   ----------
              Total Consumer Discretionary                                                             31,484
                                                                                                   ----------
              CONSUMER STAPLES (1.4%)
              -----------------------
              BREWERS (0.3%)
     20,000   Anheuser-Busch InBev S.A./N.V.                           4.70        2/01/2036           20,301
                                                                                                   ----------
              DISTILLERS & VINTNERS (0.2%)
     10,000   Pernod Ricard S.A.(b)                                    4.25        7/15/2022           10,547
                                                                                                   ----------
              PACKAGED FOODS & MEAT (0.2%)
      6,471   JBS S.A.                                                10.50        8/04/2016            6,600
      4,000   Kerry Group Financial Services(b)                        3.20        4/09/2023            3,877
                                                                                                   ----------
                                                                                                       10,477
                                                                                                   ----------

================================================================================

32  |  USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              TOBACCO (0.7%)
$    20,000   BAT International Finance plc(b)                         3.95%       6/15/2025       $   20,859
     20,000   Imperial Tobacco Finance plc(b)                          4.25        7/21/2025           20,564
                                                                                                   ----------
                                                                                                       41,423
                                                                                                   ----------
              Total Consumer Staples                                                                   82,748
                                                                                                   ----------
              ENERGY (1.0%)
              -------------
              INTEGRATED OIL & GAS (0.5%)
     10,000   BP Capital Markets plc                                   1.63        8/17/2017            9,989
      4,000   Husky Energy, Inc.                                       7.25       12/15/2019            4,170
     10,000   Petrobras Global Finance B.V.                            3.00        1/15/2019            7,625
     10,000   Shell International Finance B.V.                         3.63        8/21/2042            8,130
                                                                                                   ----------
                                                                                                       29,914
                                                                                                   ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.3%)
      3,500   Repsol Oil & Gas Canada, Inc.                            7.75        6/01/2019            3,245
     10,000   Woodside Finance Ltd.(b)                                 8.75        3/01/2019           11,532
                                                                                                   ----------
                                                                                                       14,777
                                                                                                   ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.2%)
      6,000   TransCanada PipeLines Ltd.                               1.88        1/12/2018            5,895
     12,124   TransCanada PipeLines Ltd.                               6.35        5/15/2067            8,123
                                                                                                   ----------
                                                                                                       14,018
                                                                                                   ----------
              Total Energy                                                                             58,709
                                                                                                   ----------
              FINANCIALS (6.5%)
              -----------------
              DIVERSIFIED BANKS (4.1%)
      5,000   Abbey National Treasury Services plc                     4.00        3/13/2024            5,321
     15,000   ABN AMRO Bank N.V.(b)                                    4.75        7/28/2025           14,946
      4,000   Banco Santander Chile(b)                                 1.52(g)     4/11/2017            3,980
     10,000   Bank of Montreal                                         2.50        1/11/2017           10,132
     10,000   Bank of Nova Scotia                                      4.50       12/16/2025            9,904
      5,000   Barclays Bank plc(b)                                     6.05       12/04/2017            5,336
     10,000   BBVA Bancomer S.A. Texas Agency(b)                       4.38        4/10/2024            9,897
      5,000   BNP Paribas(b)                                           7.20                -(h)         5,637
      5,000   BNP Paribas Co. S.A.(b)                                  4.38        9/28/2025            4,862
      4,089   Canadian Imperial Bank of Commerce(b)                    7.26        4/10/2032            4,835
      5,000   Caribbean Development Bank(b)                            4.38       11/09/2027            5,236
     10,000   Cooperatieve Rabobank U.A.                               3.38        1/19/2017           10,211
     10,000   Cooperatieve Rabobank U.A.                               3.88        2/08/2022           10,616
     10,000   Cooperatieve Rabobank U.A.                               3.95       11/09/2022           10,252
     15,000   DNB Bank ASA(b)                                          3.20        4/03/2017           15,300
     10,000   DNB Boligkreditt AS(b)                                   2.90        3/29/2016           10,028
      5,000   HBOS plc(b)                                              6.75        5/21/2018            5,477
     15,000   HSBC Bank plc                                            1.13(g)             -(h)         8,924

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
$     5,000   National Australia Bank Ltd.                             3.00%       1/20/2023       $    5,042
     11,000   Nordea Bank AB(b)                                        4.88        5/13/2021           11,914
     10,000   Royal Bank of Canada                                     0.85        3/08/2016           10,003
     20,000   Royal Bank of Canada                                     4.65        1/27/2026           20,072
      5,000   Royal Bank of Scotland Group plc                         6.13       12/15/2022            5,405
     10,000   Santander UK plc(b)                                      5.00       11/07/2023           10,445
      4,355   Standard Chartered Bank(b)                               6.40        9/26/2017            4,641
     10,000   Swedbank AB(b)                                           1.75        3/12/2018           10,028
     10,000   Westpac Banking Corp.(b),(f)                             2.45       11/28/2016           10,127
                                                                                                   ----------
                                                                                                      238,571
                                                                                                   ----------
              LIFE & HEALTH INSURANCE (0.2%)
      8,500   Great-West Life & Annuity Insurance Capital, LP(b)       7.15(g)     5/16/2046            8,521
                                                                                                   ----------
              MULTI-LINE INSURANCE (0.3%)
     19,072   ZFS Finance USA Trust II(b)                              6.45(g)    12/15/2065           19,191
                                                                                                   ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
     15,000   ING Bank N.V.(b)                                         3.75        3/07/2017           15,375
      5,500   ING Bank N.V.                                            4.13       11/21/2023            5,593
      5,000   ING Capital Funding Trust III                            4.21(g)             -(h)         4,944
                                                                                                   ----------
                                                                                                       25,912
                                                                                                   ----------
              PROPERTY & CASUALTY INSURANCE (0.5%)
     20,000   QBE Capital Funding III Ltd.(b)                          7.25        5/24/2041           22,075
      5,000   XLIT Ltd.                                                6.50                -(h)         3,640
      5,000   XLIT Ltd.                                                4.45        3/31/2025            4,946
                                                                                                   ----------
                                                                                                       30,661
                                                                                                   ----------
              REGIONAL BANKS (0.0%)
      5,000   Kaupthing Bank hf, acquired 6/22/2006;
               cost $4,942(b),(d),(j),(k)                              7.13        5/19/2016                -
                                                                                                   ----------
              REINSURANCE (0.3%)
     15,000   Swiss Re Capital I, LP(b)                                6.85(g)             -(h)        15,160
                                                                                                   ----------
              REITs - RESIDENTIAL (0.1%)
      5,000   Vonovia Finance B.V.(b)                                  3.20       10/02/2017            5,056
                                                                                                   ----------
              REITs - RETAIL (0.6%)
      5,000   Scentre Group Trust(b)                                   2.38        4/28/2021            4,913
     10,000   Scentre Group Trust(b)                                   3.25       10/28/2025            9,634
     20,000   WEA Finance, LLC/Westfield UK &
               Europe Finance plc(b)                                   3.75        9/17/2024           20,170
                                                                                                   ----------
                                                                                                       34,717
                                                                                                   ----------
              Total Financials                                                                        377,789
                                                                                                   ----------

================================================================================

34  |  USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              GOVERNMENT (0.3%)
              -----------------
              FOREIGN GOVERNMENT (0.3%)
$    15,000   Italy Government International Bond                      5.38%       6/15/2033       $   17,568
                                                                                                   ----------
              HEALTH CARE (0.2%)
              ------------------
              PHARMACEUTICALS (0.2%)
     10,000   GlaxoSmithKline Capital, Inc.                            4.20        3/18/2043           10,134
      2,222   Roche Holdings, Inc.(b)                                  6.00        3/01/2019            2,512
                                                                                                   ----------
                                                                                                       12,646
                                                                                                   ----------
              Total Health Care                                                                        12,646
                                                                                                   ----------
              INDUSTRIALS (3.1%)
              ------------------
              AEROSPACE & DEFENSE (0.1%)
      5,000   Bombardier, Inc.(b)                                      5.50        9/15/2018            4,462
                                                                                                   ----------
              AIRLINES (1.4%)
     23,081   Air Canada Pass-Through Trust(b)                         4.13       11/15/2026           23,225
     10,000   Air Canada Pass-Through Trust(b)                         3.60        9/15/2028            9,637
      6,000   Air Canada Pass-Through Trust(b)                         3.75        6/15/2029            6,023
      5,016   Air Canada Pass-Through Trust(b)                         5.38       11/15/2022            4,935
     18,717   British Airways Pass-Through Trust(b)                    4.63       12/20/2025           19,583
      9,772   Turkish Airlines Pass-Through Trust(b)                   4.20        9/15/2028            9,344
      3,197   Virgin Australia Trust(b)                                6.00        4/23/2022            3,233
      7,028   Virgin Australia Trust(b)                                5.00        4/23/2025            7,248
                                                                                                   ----------
                                                                                                       83,228
                                                                                                   ----------
              AIRPORT SERVICES (0.5%)
     10,000   Heathrow Funding Ltd.(b)                                 4.88        7/15/2023           11,116
     15,000   Sydney Airport Finance Co. Proprietary Ltd.(b)           3.90        3/22/2023           15,274
                                                                                                   ----------
                                                                                                       26,390
                                                                                                   ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
      5,500   Brambles USA, Inc.(b)                                    4.13       10/23/2025            5,627
                                                                                                   ----------
              INDUSTRIAL CONGLOMERATES (0.9%)
     10,000   Hutchison Whampoa International Ltd.(b)                  2.00       11/08/2017           10,070
      5,000   Hutchison Whampoa International Ltd.(b)                  4.63        1/13/2022            5,449
     10,000   Hutchison Whampoa International Ltd.(b)                  3.63       10/31/2024           10,112
     20,000   Siemens Financieringsmaatschappij N.V.(b)                3.25        5/27/2025           20,433
      7,000   Smiths Group plc(b)                                      3.63       10/12/2022            6,933
                                                                                                   ----------
                                                                                                       52,997
                                                                                                   ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
      7,000   Aercap Ireland Cap Ltd.                                  4.63        7/01/2022            6,825
                                                                                                   ----------
              Total Industrials                                                                       179,529
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              INFORMATION TECHNOLOGY (0.0%)
              -----------------------------
              SEMICONDUCTORS (0.0%)
$     2,000   NXP B.V.(a)                                              3.75%      12/07/2020       $    1,999
                                                                                                   ----------
              MATERIALS (2.0%)
              ----------------
              COMMODITY CHEMICALS (0.1%)
     10,000   Braskem Finance Ltd.                                     6.45        2/03/2024            8,825
                                                                                                   ----------
              CONSTRUCTION MATERIALS (0.2%)
     10,000   Holcim US Finance Sarl & Cie SCS(b)                      6.00       12/30/2019           11,167
                                                                                                   ----------
              DIVERSIFIED METALS & MINING (0.5%)
      5,000   Anglo American Capital plc(b)                            2.63        9/27/2017            4,375
     10,000   Anglo American Capital plc(b)                            4.88        5/14/2025            6,000
     10,000   Glencore Funding, LLC(b)                                 2.50        1/15/2019            7,630
      5,000   Glencore Funding, LLC(b)                                 4.13        5/30/2023            3,405
      5,000   Rio Tinto Finance (USA) Ltd.                             9.00        5/01/2019            5,804
                                                                                                   ----------
                                                                                                       27,214
                                                                                                   ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
     10,000   Potash Corp. of Saskatchewan, Inc.                       3.00        4/01/2025            9,325
      2,000   Yara International ASA(b)                                7.88        6/11/2019            2,289
                                                                                                   ----------
                                                                                                       11,614
                                                                                                   ----------
              GOLD (0.6%)
     10,000   Barrick North America Finance, LLC                       6.80        9/15/2018           10,538
     20,000   Goldcorp, Inc.                                           3.70        3/15/2023           18,257
     10,000   Kinross Gold Corp.                                       5.95        3/15/2024            6,250
                                                                                                   ----------
                                                                                                       35,045
                                                                                                   ----------
              PRECIOUS METALS & MINERALS (0.2%)
     10,000   Fresnillo plc(b)                                         5.50       11/13/2023           10,100
                                                                                                   ----------
              STEEL (0.2%)
     10,000   ArcelorMittal                                            7.25        2/25/2022            8,175
      5,000   Vale Overseas Ltd.                                       4.38        1/11/2022            3,500
                                                                                                   ----------
                                                                                                       11,675
                                                                                                   ----------
              Total Materials                                                                         115,640
                                                                                                   ----------
              UTILITIES (0.6%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
     30,000   Electricite De France S.A.(b)                            5.25                -(h)        27,000
                                                                                                   ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
     10,200   Transalta Corp.                                          6.90        5/15/2018           10,054
                                                                                                   ----------
              Total Utilities                                                                          37,054
                                                                                                   ----------
              Total Eurodollar and Yankee Obligations (cost: $929,216)                                915,166
                                                                                                   ----------

================================================================================

36  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)(L)      SECURITY                                                RATE         MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
  CAD15,000   Province of Alberta                                      2.55%      12/15/2022       $   11,135
  CAD20,000   Province of Ontario                                      2.85        6/02/2023           15,142
                                                                                                   ----------
              Total Foreign Government Obligations (cost: $34,603)                                     26,277
                                                                                                   ----------
              ASSET-BACKED SECURITIES (3.2%)

              FINANCIALS (2.7%)
              -----------------
              ASSET-BACKED FINANCING (2.7%)
$     1,231   Access Group, Inc.                                       0.88(g)     4/25/2029            1,214
        588   ACS Pass-Through Trust(b)                                0.72(g)     6/14/2037              568
     10,000   AESOP Funding II, LLC(b)                                 3.41       11/20/2017           10,110
      2,672   ARL First, LLC(b)                                        2.18(g)    12/15/2042            2,669
      1,230   Arran Residential Mortgages Funding plc(b),(f)           1.82(g)    11/19/2047            1,232
     10,000   Babson CLO Ltd.(b)                                       2.01(g)    10/17/2026            9,815
      7,474   CIT Education Loan Trust(b)                              0.90(g)     6/25/2042            6,230
      8,500   CIT Equipment Collateral(b)                              2.15        2/20/2020            8,575
      2,000   Citibank Credit Card Issuance Trust                      5.35        2/07/2020            2,162
      5,000   Credit Acceptance Auto Loan Trust(b)                     2.29        4/15/2022            5,004
      3,000   Credit Acceptance Auto Loan Trust(b)                     3.30        7/17/2023            2,990
      5,000   Drive Auto Receivables Trust "B"(b)                      2.28        6/17/2019            5,007
      7,500   Dryden Senior Loan Fund(b)                               2.12(g)     4/15/2027            7,419
      7,000   Element Rail Leasing I, LLC(b)                           3.67        4/19/2044            7,179
     10,000   Exeter Automobile Receivables Trust(b)                   2.42        1/15/2019           10,010
      5,000   Exeter Automobile Receivables Trust(b)                   2.17        5/15/2019            4,972
      2,623   First Investors Auto Owner Trust(b)                      0.86        8/15/2018            2,620
      3,000   First Investors Auto Owner Trust(b)                      2.26        3/15/2019            3,014
      5,000   Loomis Sayles Ltd.(b)                                    1.96(g)    10/15/2027            4,890
     20,000   Louisiana Environmental Facilities and
                Community Dev.                                         3.24        8/01/2028           21,020
     10,000   MMAF Equipment Finance, LLC(b)                           2.49        2/19/2036           10,252
      5,000   SBA Tower Trust(b)                                       2.90       10/15/2044            5,025
      2,727   SLM Student Loan Trust                                   1.17(g)    10/25/2038            2,372
      7,161   SLM Student Loan Trust                                   0.85(g)     1/25/2041            5,631
      3,750   TCF Auto Receivables Owner Trust(b)                      2.89        7/15/2021            3,714
     10,000   Trip Rail Master Funding, LLC(b)                         4.09        4/15/2044           10,061
      4,725   Westlake Automobile Receivables Trust(b)                 2.24        4/15/2020            4,701
      2,000   Westlake Automobile Receivables Trust(b)                 2.45        1/15/2021            1,987
                                                                                                   ----------
                                                                                                      160,443
                                                                                                   ----------
              Total Financials                                                                        160,443
                                                                                                   ----------
              TELECOMMUNICATION SERVICES (0.2%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
     10,000   Crown Castle Towers, LLC(b)                              3.22        5/15/2042           10,013
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE         MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
              UTILITIES (0.3%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
$    15,000   Hawaii Dept. of Business Economic Dev. & Tourism         3.24%       1/01/2031       $   15,334
                                                                                                   ----------
              Total Asset-Backed Securities (cost: $184,404)                                          185,790
                                                                                                   ----------
              COMMERCIAL MORTGAGE SECURITIES (6.3%)

              FINANCIALS (6.3%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (5.3%)
      1,258   Banc of America Commercial Mortgage, Inc.                5.52       11/10/2042            1,256
      5,000   Banc of America Commercial Mortgage, Inc.                6.04        7/10/2044            5,041
        710   Bear Stearns Commercial Mortgage Securities, Inc.        4.99        9/11/2042              711
        878   CD Commercial Mortgage Trust                             5.48        7/15/2044              878
     10,000   Citigroup Commercial Mortgage Trust                      3.36        7/10/2047           10,310
      2,500   Citigroup Commercial Mortgage Trust                      3.62        7/10/2047            2,615
      4,000   Citigroup Commercial Mortgage Trust                      3.86        7/10/2047            4,127
     23,957   Citigroup Commercial Mortgage Trust                      6.03        3/15/2049           23,869
      8,600   Commercial Mortgage Trust                                3.25       10/15/2045            8,724
      5,925   Commercial Mortgage Trust(b)                             3.42       10/15/2045            6,072
      6,000   Commercial Mortgage Trust                                2.77       12/10/2045            6,050
      4,000   Commercial Mortgage Trust                                3.61        6/10/2046            4,209
     10,000   Commercial Mortgage Trust                                5.35       12/10/2046           10,212
      7,500   Commercial Mortgage Trust                                4.08        8/10/2047            7,917
        507   Credit Suisse Commercial Mortgage Trust                  5.72        2/15/2039              507
     10,000   GE Capital Commercial Mortgage Corp.                     5.61       12/10/2049           10,198
      3,667   GMAC Commercial Mortgage Securities, Inc.                5.29       11/10/2045            3,664
      6,000   GS Mortgage Securities Corp. II                          3.21        5/10/2045            6,198
      5,000   GS Mortgage Securities Corp. II                          3.38        5/10/2045            5,239
      3,188   GS Mortgage Securities Trust                             5.83        4/10/2038            3,186
      5,000   GS Mortgage Securities Trust                             3.28        2/10/2046            5,083
      5,000   GS Mortgage Securities Trust(b)                          3.68        2/10/2046            4,980
      5,000   GS Mortgage Securities Trust                             4.24        8/10/2046            5,478
      6,000   GS Mortgage Securities Trust                             3.76        7/10/2048            6,290
        967   J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                      4.84        7/15/2042              966
      1,856   J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                      5.81        6/12/2043            1,859
     15,000   J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.(b)                                   5.74       11/15/2043           15,977
      5,697   J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                      4.82        5/15/2045            6,098
      5,000   J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                      5.48        5/15/2045            5,067
     10,000   J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                      4.27        6/15/2045           10,783

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38  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
$    10,000   J.P. Morgan Chase Commercial Mortgage
                 Securities Corp.                                      5.37%       5/15/2047       $   10,095
      9,000   J.P. Morgan Chase Commercial Mortgage
                 Securities Trust                                      4.44        2/15/2047            9,710
      5,000   LB-UBS Commercial Mortgage Trust                         5.38       11/15/2038            5,101
      7,000   Morgan Stanley Capital I, Inc.                           4.16        5/15/2048            7,450
      8,499   Morgan Stanley Capital I, Inc.                           5.37       12/15/2043            8,648
      2,750   Morgan Stanley Capital I, Inc.(b)                        5.20        6/15/2044            3,025
      3,000   Morgan Stanley Capital I, Inc.                           3.77        3/15/2045            3,138
      5,000   Timberstar Trust(b)                                      5.88       10/15/2036            5,082
      9,375   UBS Commercial Mortgage Trust                            4.17        5/10/2045           10,073
     15,000   UBS Commercial Mortgage Trust                            4.82        5/10/2045           15,917
      2,313   UBS-Barclays Commercial Mortgage Trust(b)                4.18        5/10/2063            2,469
      4,089   Wachovia Bank Commercial Mortgage Trust                  5.57       10/15/2048            4,144
      1,500   WF-RBS Commercial Mortgage Trust(b),(f)                  5.43        6/15/2044            1,637
      5,000   WF-RBS Commercial Mortgage Trust                         3.35        5/15/2045            5,071
     10,000   WF-RBS Commercial Mortgage Trust                         4.09        6/15/2045           10,655
      5,000   WF-RBS Commercial Mortgage Trust                         3.24       12/15/2045            5,113
     20,000   WF-RBS Commercial Mortgage Trust                         3.65       12/15/2046           21,016
                                                                                                   ----------
                                                                                                      311,908
                                                                                                   ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (1.0%)
     45,109   Commercial Mortgage Pass-Through Certificates,
                acquired 5/22/2012; cost $6,252(j)                     2.26        5/15/2045            3,867
     71,165   Commercial Mortgage Pass-Through Certificates,
                acquired 11/06/2012; cost $9,540(j)                    2.09       10/15/2045            6,116
     70,811   Freddie Mac(+)                                           1.71       10/25/2018            2,621
     68,397   Freddie Mac(+)                                           1.66        3/25/2019            2,811
     60,574   Freddie Mac(+)                                           1.55        1/25/2022            4,085
     95,864   Freddie Mac(+)                                           1.59        5/25/2022            7,181
     73,142   Freddie Mac(+)                                           1.63        6/25/2022            5,558
     71,043   Freddie Mac(+)                                           1.02       10/25/2022            3,370
     97,105   Freddie Mac(+)                                           1.16       11/25/2022            5,407
     38,498   GS Mortgage Securities Corp. II,
                acquired 5/18/2012; cost $5,882(j)                     2.70        5/10/2045            3,427
    190,667   GS Mortgage Securities Trust,
                acquired 6/27/2013; cost $4,998(b),(j)                 0.39        5/03/2032            4,103
     58,465   UBS Commercial Mortgage Trust,
                acquired 9/26/2012; cost $9,007(b),(j)                 2.36        5/10/2045            5,798
     34,112   WF Commercial Mortgage Trust,
                acquired 9/21/2012; cost $4,732(b),(j)                 2.22       10/15/2045            2,954
                                                                                                   ----------
                                                                                                       57,298
                                                                                                   ----------
            Total Financials                                                                          369,206
                                                                                                   ----------
            Total Commercial Mortgage Securities (cost: $358,782)                                     369,206
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY ISSUES (2.3%)(m)

              MORTGAGE-BACKED PASS-THROUGH SECURITIES (1.3%)
$    13,438   Fannie Mae(+)                                            2.50%       2/01/2028       $   13,810
      2,625   Fannie Mae(+)                                            5.00        6/01/2033            2,915
        730   Fannie Mae(+)                                            5.50        7/01/2021              790
      2,717   Fannie Mae(+)                                            5.50        9/01/2035            3,098
      1,344   Fannie Mae(+)                                            5.50       10/01/2035            1,512
        362   Fannie Mae(+)                                            5.50        1/01/2036              406
      1,533   Fannie Mae(+)                                            5.50        4/01/2036            1,725
      1,613   Fannie Mae(+)                                            5.50        2/01/2037            1,807
      1,621   Fannie Mae(+)                                            5.50        3/01/2037            1,828
        859   Fannie Mae(+)                                            5.50       11/01/2037              963
      2,355   Fannie Mae(+)                                            5.50        5/01/2038            2,641
      1,598   Fannie Mae(+)                                            6.00        5/01/2036            1,811
      1,228   Fannie Mae(+)                                            6.00        6/01/2036            1,401
      1,328   Fannie Mae(+)                                            6.00        8/01/2037            1,514
        355   Fannie Mae(+)                                            6.50        4/01/2031              406
          6   Fannie Mae(+)                                            6.50        7/01/2031                7
        620   Fannie Mae(+)                                            6.50        3/01/2032              727
         15   Fannie Mae(+)                                            7.00       10/01/2022               16
          8   Fannie Mae(+)                                            7.00        3/01/2023                9
         33   Fannie Mae(+)                                            7.00        4/01/2023               34
     14,541   Freddie Mac(+)                                           3.50        5/01/2042           15,220
        425   Freddie Mac(+)                                           5.00        6/01/2020              442
      1,050   Freddie Mac(+)                                           5.00        1/01/2021            1,115
      1,335   Freddie Mac(+)                                           5.50       11/01/2020            1,436
        374   Freddie Mac(+)                                           5.50       12/01/2020              400
      1,229   Freddie Mac(+)                                           5.50       12/01/2035            1,385
      1,059   Freddie Mac(+)                                           5.50        4/01/2036            1,180
      4,246   Government National Mortgage Assn. I                     5.00        8/15/2033            4,784
        103   Government National Mortgage Assn. I                     6.00        8/15/2028              116
         60   Government National Mortgage Assn. I                     6.00        9/15/2028               68
        290   Government National Mortgage Assn. I                     6.00        9/15/2028              333
      1,852   Government National Mortgage Assn. I                     6.00        9/15/2028            2,128
        310   Government National Mortgage Assn. I                     6.00       10/15/2028              357
        145   Government National Mortgage Assn. I                     6.00        1/15/2029              164
         36   Government National Mortgage Assn. I                     6.00        1/15/2029               41
        246   Government National Mortgage Assn. I                     6.00        1/15/2029              281
        307   Government National Mortgage Assn. I                     6.00        1/15/2033              353
         16   Government National Mortgage Assn. I                     6.50        6/15/2023               18
        183   Government National Mortgage Assn. I                     6.50        7/15/2023              210
          8   Government National Mortgage Assn. I                     6.50        7/15/2023                9
         38   Government National Mortgage Assn. I                     6.50        9/15/2023               44
        178   Government National Mortgage Assn. I                     6.50       10/15/2023              204

================================================================================

40  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)         SECURITY                                              RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
$       167   Government National Mortgage Assn. I                  6.50%         10/15/2023       $      191
         25   Government National Mortgage Assn. I                  6.50          10/15/2023               29
        273   Government National Mortgage Assn. I                  6.50          12/15/2023              313
        156   Government National Mortgage Assn. I                  6.50          12/15/2023              179
         66   Government National Mortgage Assn. I                  6.50           1/15/2024               75
        116   Government National Mortgage Assn. I                  6.50           2/15/2024              133
         68   Government National Mortgage Assn. I                  6.50           4/15/2026               78
        327   Government National Mortgage Assn. I                  6.50           5/15/2028              384
        565   Government National Mortgage Assn. I                  6.50          10/15/2031              652
         52   Government National Mortgage Assn. I                  7.00           5/15/2023               57
         43   Government National Mortgage Assn. I                  7.00           5/15/2023               47
         27   Government National Mortgage Assn. I                  7.00           5/15/2023               28
         27   Government National Mortgage Assn. I                  7.00           5/15/2023               29
        127   Government National Mortgage Assn. I                  7.00           6/15/2023              138
        103   Government National Mortgage Assn. I                  7.00           6/15/2023              112
         91   Government National Mortgage Assn. I                  7.00           8/15/2023               98
         16   Government National Mortgage Assn. I                  7.00           8/15/2023               17
         56   Government National Mortgage Assn. I                  7.00           8/15/2023               59
         31   Government National Mortgage Assn. I                  7.00           8/15/2023               34
         71   Government National Mortgage Assn. I                  7.00           9/15/2023               76
         27   Government National Mortgage Assn. I                  7.00           1/15/2026               30
         27   Government National Mortgage Assn. I                  7.00           3/15/2026               30
         13   Government National Mortgage Assn. I                  7.00           3/15/2026               14
        226   Government National Mortgage Assn. I                  7.00          10/15/2027              267
        175   Government National Mortgage Assn. I                  7.00           6/15/2029              197
        343   Government National Mortgage Assn. I                  7.00           6/15/2029              387
         21   Government National Mortgage Assn. I                  7.00           7/15/2029               21
        239   Government National Mortgage Assn. I                  7.00           8/15/2031              264
        129   Government National Mortgage Assn. I                  7.00           7/15/2032              151
        122   Government National Mortgage Assn. I                  7.50           7/15/2023              134
        155   Government National Mortgage Assn. I                  7.50           6/15/2026              174
        114   Government National Mortgage Assn. I                  7.50           6/15/2026              128
        100   Government National Mortgage Assn. I                  7.50           7/15/2026              112
        179   Government National Mortgage Assn. I                  7.50           5/15/2027              205
        183   Government National Mortgage Assn. I                  7.50           2/15/2028              218
        146   Government National Mortgage Assn. I                  7.50          12/15/2028              177
        122   Government National Mortgage Assn. I                  7.50           8/15/2029              145
        757   Government National Mortgage Assn. II                 5.50           4/20/2033              848
        704   Government National Mortgage Assn. II                 6.00           8/20/2032              801
        518   Government National Mortgage Assn. II                 6.00           9/20/2032              602
        233   Government National Mortgage Assn. II                 6.50           8/20/2031              277
                                                                                                   ----------
                                                                                                       75,619
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)         SECURITY                                              RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (0.7%)
$    15,500   Freddie Mac(+)                                        3.51%          4/25/2030       $   16,068
      8,000   Freddie Mac(+)                                        3.01           7/25/2025            8,257
     17,000   Freddie Mac(+)                                        2.77           5/25/2025           17,194
                                                                                                   ----------
                                                                                                       41,519
                                                                                                   ----------
              OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (0.3%)
      9,740   Totem Ocean Trailer Express, Inc., Title XI           6.37           4/15/2028           11,363
      6,092   Washington Aircraft 1 Co. Ltd. (NBGA)                 2.64           9/15/2026            6,276
                                                                                                   ----------
                                                                                                       17,639
                                                                                                   ----------
              Total U.S. Government Agency Issues (cost: $126,458)                                    134,777
                                                                                                   ----------
              U.S. TREASURY SECURITIES (11.8%)

              BONDS (4.0%)
     30,000   3.88%, 8/15/2040                                                                         36,737
     20,000   4.25%, 11/15/2040                                                                        25,886
     40,000   2.75%, 8/15/2042                                                                         40,241
     10,000   2.75%, 11/15/2042                                                                        10,038
      5,000   3.38%, 5/15/2044                                                                          5,643
     40,000   3.00%, 11/15/2044                                                                        41,961
     70,000   2.50%, 2/15/2045                                                                         66,266
      5,000   3.00%, 11/15/2045                                                                         5,248
                                                                                                   ----------
                                                                                                      232,020
                                                                                                   ----------
              INFLATION-INDEXED NOTES (1.1%)
     56,663   2.38%, 1/15/2025                                                                         65,691
                                                                                                   ----------
              NOTES (6.7%)
      5,000   3.38%, 11/15/2019                                                                         5,411
     70,000   3.63%, 2/15/2020                                                                         76,642
     45,000   3.50%, 5/15/2020                                                                         49,179
     25,000   2.63%, 8/15/2020                                                                         26,446
     55,000   2.63%, 11/15/2020                                                                        58,223
     25,000   2.00%, 2/15/2022                                                                         25,699
     20,000   1.63%, 8/15/2022                                                                         20,023
     20,000   1.63%, 11/15/2022                                                                        19,978
     10,000   2.00%, 2/15/2023                                                                         10,224
      5,000   2.50%, 5/15/2024                                                                          5,261
     10,000   2.25%, 11/15/2024                                                                        10,302
     80,000   2.00%, 2/15/2025                                                                         80,664
      5,000   2.25%, 11/15/2025                                                                         5,143
                                                                                                   ----------
                                                                                                      393,195
                                                                                                   ----------
              Total U.S. Treasury Securities (cost: $653,573)                                         690,906
                                                                                                   ----------

================================================================================

42  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                COUPON                            VALUE
(000)         SECURITY                                                 RATE        MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (8.6%)

              AIRPORT/PORT (1.1%)
$     6,500   Chicago Midway Airport                                   5.00%       1/01/2025       $    7,682
      8,000   Chicago Midway Airport                                   5.00        1/01/2026            9,366
      5,000   Chicago O'Hare International Airport                     5.00        1/01/2021            5,784
     12,570   Dallas-Fort Worth International Airport Facilities       4.00       11/01/2021           14,003
      2,265   Dallas-Fort Worth International Airport Facilities(f)    4.44       11/01/2021            2,511
      1,700   Port of Corpus Christi Auth.                             3.29       12/01/2023            1,761
      1,500   Port of Corpus Christi Auth.                             3.39       12/01/2024            1,554
      1,000   Port of Corpus Christi Auth.                             3.49       12/01/2025            1,038
      5,000   Port of Oakland                                          4.50        5/01/2030            5,526
     11,700   Port of Oakland                                          4.50        5/01/2032           12,799
      4,350   Port of Seattle                                          4.00        8/01/2016            4,428
                                                                                                   ----------
                                                                                                       66,452
                                                                                                   ----------
              APPROPRIATED DEBT (1.0%)
      5,600   Brevard County School Board                              1.70        7/01/2017            5,655
      4,955   Indiana Finance Auth.                                    4.36        7/15/2029            5,265
      4,260   Indiana Finance Auth.                                    4.53        7/15/2031            4,487
      3,250   Jacksonville                                             2.00       10/01/2019            3,311
      3,000   Jacksonville                                             2.37       10/01/2020            3,089
      5,000   Kannapolis                                               7.28        3/01/2027            5,454
     10,000   Kansas Dev. Finance Auth.                                4.73        4/15/2037           10,317
      2,000   McLennan County Public Facility                          3.90        6/01/2029            2,045
     10,000   Miami-Dade County School Board (INS)                     5.38        5/01/2031           11,621
      6,000   Palm Beach County School Board                           5.40        8/01/2025            7,000
        850   Placentia Yorba Linda USD                                5.40        8/01/2021              976
                                                                                                   ----------
                                                                                                       59,220
                                                                                                   ----------
              CASINOS & GAMING (0.0%)
      6,491   Mashantucket (Western) Pequot Tribe(n)                   7.35        7/01/2026              535
                                                                                                   ----------
              COMMUNITY SERVICE (0.0%)
      2,750   Art Institute of Chicago                                 3.23        3/01/2022            2,888
                                                                                                   ----------
              EDUCATION (0.8%)
      2,000   Austin Texas Community College District Public Auth.     6.91        8/01/2035            2,598
      5,000   El Paso County                                           4.47       10/01/2035            5,208
      9,520   Indiana State                                            2.13        7/15/2019            9,771
      5,000   New Jersey EDA                                           2.42        6/15/2018            5,023
     14,310   New Jersey EDA                                           4.45        6/15/2020           14,570
      2,700   New Jersey EDA                                           5.25        9/01/2022            2,980
      1,625   State Public School Building Auth.                       2.84       12/01/2019            1,710
      1,300   State Public School Building Auth.                       4.08       12/01/2023            1,474
      2,000   Torrance USD                                             5.52        8/01/2021            2,315
                                                                                                   ----------
                                                                                                       45,649
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                 COUPON                           VALUE
(000)         SECURITY                                                  RATE       MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              EDUCATION SERVICES (0.2%)
$     6,080   Princeton Theological Seminary                           4.11%       7/01/2023       $    6,596
      5,000   Univ. of Notre Dame                                      3.44        2/15/2045            4,822
                                                                                                   ----------
                                                                                                       11,418
                                                                                                   ----------
              ELECTRIC UTILITIES (0.2%)
      5,000   Appling County Dev. Auth                                 2.40        1/01/2038(o)         5,127
      3,000   Hawaii Department of Budget and Finance                  3.25        1/01/2025            3,116
      5,000   Ohio Water Dev. Auth.                                    4.00       12/01/2033(o)         5,199
                                                                                                   ----------
                                                                                                       13,442
                                                                                                   ----------
              ELECTRIC/GAS UTILITIES (0.8%)
     10,000   Cleveland Public Power                                   5.50       11/15/2038           10,373
      2,000   Jackson Energy Auth.                                     2.90        4/01/2022            2,013
      2,745   Jackson Energy Auth.                                     3.05        4/01/2023            2,759
      3,915   Jackson Energy Auth.                                     3.20        4/01/2024            3,935
     10,000   Long Island Power Auth.                                  5.25        5/01/2022           11,082
      2,500   Long Island Power Auth.                                  3.98        9/01/2025            2,627
      2,500   Long Island Power Auth.                                  4.13        9/01/2026            2,621
      5,682   Pedernales Electric Cooperative, Inc.(b)                 5.95       11/15/2022            6,417
      3,680   Piedmont Municipal Power Agency                          4.34        1/01/2017            3,759
                                                                                                   ----------
                                                                                                       45,586
                                                                                                   ----------
              ESCROWED BONDS (0.1%)
      7,300   New Jersey EDA (PRE)                                     5.25        9/01/2022            8,749
                                                                                                   ----------
              GENERAL OBLIGATION (1.3%)
      1,250   City and County of Honolulu                              2.51       11/01/2022            1,302
      5,000   City and County of Honolulu                              2.51       11/01/2022            5,072
        900   City and County of Honolulu                              2.81       11/01/2023              912
        730   City and County of Honolulu                              2.91       11/01/2024              738
        680   City and County of Honolulu                              3.06       11/01/2025              691
        775   City and County of Honolulu                              3.16       11/01/2026              790
        625   City and County of Honolulu                              3.26       11/01/2027              641
        690   City and County of Honolulu                              3.36       11/01/2028              709
      1,250   Las Virgenes USD                                         5.54        8/01/2025            1,470
      2,200   Marin County (INS)                                       4.89        8/01/2016            2,240
      4,250   Riverside Community College District                     3.49        8/01/2023            4,503
      3,000   Riverside Community College District                     3.61        8/01/2024            3,159
     10,000   Scranton School District(b)                              4.00       12/01/2025           10,051
      1,800   State of Mississippi                                     2.83       12/01/2024            1,841
      2,000   State of Mississippi                                     3.03       12/01/2025            2,046
     10,000   State of Mississippi                                     3.73       10/01/2032            9,971
     10,000   State of Washington                                      5.25        2/01/2036           11,732

================================================================================

44  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)         SECURITY                                              RATE            MATURITY            (000)
-------------------------------------------------------------------------------------------------------------
$     3,845   Town of Hamden                                        4.93%          8/15/2030       $    3,879
     10,000   Town of Stratford                                     5.75           8/15/2030           11,523
                                                                                                   ----------
                                                                                                       73,270
                                                                                                   ----------
              HOSPITAL (0.8%)
      7,000   Baylor Scott & White Holdings                         3.10          11/15/2025            6,952
     10,000   Community Hospitals of Indiana                        4.24           5/01/2025           10,492
     15,000   Mercy Healthcare System                               3.38          11/01/2025           14,989
     10,000   Rochester Health Care Facilities                      4.50          11/15/2038(o)        11,692
                                                                                                   ----------
                                                                                                       44,125
                                                                                                   ----------
              MULTI-UTILITIES (0.1%)
      5,000   New York Energy Research and Dev. Auth.               2.38           7/01/2026(o)         5,097
                                                                                                   ----------
              MUNICIPAL FINANCE (0.2%)
     10,000   Pennsylvania State IDA(b)                             3.56           7/01/2024           10,014
                                                                                                   ----------
              REAL ESTATE TAX/FEE (0.4%)
      5,000   Industry Public Facilities Auth. (INS)                3.47           1/01/2021            5,228
      5,000   Industry Public Facilities Auth. (INS)                3.82           1/01/2022            5,336
      5,250   San Marcos Redevelopment Agency                       4.02          10/01/2025            5,466
      6,500   San Marcos Redevelopment Agency                       4.47          10/01/2029            6,781
      2,590   Vista Redevelopment Agency                            4.13           9/01/2030            2,591
                                                                                                   ----------
                                                                                                       25,402
                                                                                                   ----------
              SALES TAX (0.1%)
      3,500   Arizona School Facilities Board                       2.38           9/01/2019            3,550
                                                                                                   ----------
              SEMICONDUCTORS (0.0%)
      1,250   Sandoval County                                       2.32           6/01/2019            1,270
      1,000   Sandoval County                                       2.72           6/01/2020            1,026
                                                                                                   ----------
                                                                                                        2,296
                                                                                                   ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.9%)
      9,000   Colony Local Dev. Corp. (INS)                         4.38          10/01/2033            9,050
      5,000   Maine Municipal Bond Bank                             4.25           6/01/2023            5,517
      5,000   New Jersey Transportation Trust Fund Auth.            1.76          12/15/2018            4,983
      3,320   New Jersey Transportation Trust Fund Auth.            5.50          12/15/2022            3,827
      5,000   New Jersey Transportation Trust Fund Auth. (INS)      5.25          12/15/2022            5,733
      5,000   New York City Transitional Finance Auth.              5.00           2/01/2035            5,778
      7,000   New York MTA (ETM)                                    1.47           7/01/2018            7,082
     10,000   South Carolina Public Service Auth.                   4.77          12/01/2045           10,727
                                                                                                   ----------
                                                                                                       52,697
                                                                                                   ----------
              TOLL ROADS (0.1%)
      3,000   North Texas Tollway Auth.                             5.00           9/01/2031            3,512
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  45

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                             COUPON                               VALUE
(000)         SECURITY                                              RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------
              WATER/SEWER UTILITY (0.5%)
$     6,500   Chicago Wastewater Transmission                       5.84%          1/01/2035       $    6,937
      5,000   Houston Utility System                                5.00          11/15/2033            5,764
     10,825   New York Municipal Water Finance Auth.                5.25           6/15/2040           12,267
      2,500   Tohopekaliga Water Auth.                              5.25          10/01/2036            2,949
                                                                                                   ----------
                                                                                                       27,917
                                                                                                   ----------
              Total Municipal Bonds (cost: $473,141)                                                  501,819
                                                                                                   ----------
              Total Bonds (cost: $5,620,716)                                                        5,595,086
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (2.6%)

              COMMON STOCKS (0.8%)

              CONSUMER STAPLES (0.1%)
              -----------------------
              HOUSEHOLD PRODUCTS (0.1%)
     24,000   Kimberly-Clark Corp.                                                                      3,082
                                                                                                   ----------
              ENERGY (0.1%)
              -------------
              INTEGRATED OIL & GAS (0.1%)
     41,780   Chevron Corp.                                                                             3,613
     55,000   Royal Dutch Shell plc ADR "A"                                                             2,416
                                                                                                   ----------
                                                                                                        6,029
                                                                                                   ----------
              Total Energy                                                                              6,029
                                                                                                   ----------
              FINANCIALS (0.2%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.0%)
    202,000   Prospect Capital Corp.                                                                    1,226
                                                                                                   ----------
              CONSUMER FINANCE (0.0%)
     24,649   Synchrony Financial*                                                                        701
                                                                                                   ----------
              DIVERSIFIED BANKS (0.0%)
     50,000   Bank of Montreal                                                                          2,676
     25,000   Canadian Imperial Bank of Commerce                                                        1,621
                                                                                                   ----------
                                                                                                        4,297
                                                                                                   ----------
              REGIONAL BANKS (0.1%)
    260,336   KeyCorp                                                                                   2,906
    282,414   Regions Financial Corp.                                                                   2,293
                                                                                                   ----------
                                                                                                        5,199
                                                                                                   ----------

================================================================================

46  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES     SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              REITs - MORTGAGE (0.1%)
     89,000   American Capital Agency Corp.                                                        $    1,519
    135,000   Annaly Capital Management, Inc.                                                           1,282
     80,000   Hatteras Financial Corp.                                                                    981
    199,850   MFA Financial, Inc.                                                                       1,269
    292,200   Two Harbors Investment Corp.                                                              2,221
                                                                                                   ----------
                                                                                                        7,272
                                                                                                   ----------
              Total Financials                                                                         18,695
                                                                                                   ----------
              HEALTH CARE (0.1%)
              ------------------
              PHARMACEUTICALS (0.1%)
     59,920   Merck & Co., Inc.                                                                         3,036
                                                                                                   ----------
              INDUSTRIALS (0.0%)
              ------------------
              INDUSTRIAL CONGLOMERATES (0.0%)
     91,835   General Electric Co.                                                                      2,672
                                                                                                   ----------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.0%)
     18,500   QUALCOMM, Inc.                                                                              839
                                                                                                   ----------
              SEMICONDUCTORS (0.1%)
     91,943   Intel Corp.                                                                               2,852
                                                                                                   ----------
              Total Information Technology                                                              3,691
                                                                                                   ----------
              TELECOMMUNICATION SERVICES (0.1%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
     70,050   AT&T, Inc.                                                                                2,526
     21,000   Verizon Communications, Inc.                                                              1,049
                                                                                                   ----------
                                                                                                        3,575
                                                                                                   ----------
              Total Telecommunication Services                                                          3,575
                                                                                                   ----------
              UTILITIES (0.1%)
              ----------------
              ELECTRIC UTILITIES (0.0%)
     46,500   Southern Co.                                                                              2,275
                                                                                                   ----------
              MULTI-UTILITIES (0.1%)
     65,000   CMS Energy Corp.(f)                                                                       2,527
     15,200   Dominion Resources, Inc.(f)                                                               1,097
                                                                                                   ----------
                                                                                                        3,624
                                                                                                   ----------
              Total Utilities                                                                           5,899
                                                                                                   ----------
              Total Common Stocks (cost: $44,762)                                                      46,679
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  47

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                                                  VALUE
$(000)/SHARES   SECURITY                                                                                (000)
-------------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS (1.8%)

                CONSUMER STAPLES (0.4%)
                -----------------------
                AGRICULTURAL PRODUCTS (0.4%)
   200,000      CHS, Inc., Series B, 7.88%, cumulative redeemable, perpetual                       $    5,660
   172,520      Dairy Farmers of America, Inc., 7.88%, cumulative redeemable, perpetual(b)             18,400
                                                                                                   ----------
                                                                                                       24,060
                                                                                                   ----------
                Total Consumer Staples                                                                 24,060
                                                                                                   ----------
                FINANCIALS (1.1%)
                -----------------
                DIVERSIFIED BANKS (0.0%)
    80,000      Citigroup Capital XIII, 7.88%                                                           2,051
                                                                                                   ----------
                PROPERTY & CASUALTY INSURANCE (0.1%)
    $5,000      Catlin Insurance Co. Ltd., 7.25%, perpetual(b)                                          3,913
                                                                                                   ----------
                REGIONAL BANKS (0.2%)
    10,800      M&T Bank Corp., 6.38%, cumulative redeemable, perpetual                                11,034
                                                                                                   ----------
                REITs - INDUSTRIAL (0.3%)
   344,500      ProLogis, Inc., Series Q, 8.54%, cumulative redeemable, perpetual                      21,488
                                                                                                   ----------
                REITs - OFFICE (0.1%)
   200,000      Equity Commonwealth, Series E, 7.25%, cumulative redeemable, perpetual                  5,154
                                                                                                   ----------
                REITs - RESIDENTIAL (0.4%)
   142,500      Equity Residential Properties Trust, depositary shares,
                  Series K, 8.29%, cumulative redeemable, perpetual                                     9,365
   250,000      Post Properties, Inc., Series A, 8.50%, cumulative redeemable, perpetual               16,078
                                                                                                   ----------
                                                                                                       25,443
                                                                                                   ----------
                Total Financials                                                                       69,083
                                                                                                   ----------
                INDUSTRIALS (0.1%)
                ------------------
                OFFICE SERVICES & SUPPLIES (0.1%)
     3,000      Pitney Bowes International Holdings, Series F, 6.13%,
                  cumulative redeemable, perpetual(b)                                                   3,108
                                                                                                   ----------
                UTILITIES (0.2%)
                ----------------
                ELECTRIC UTILITIES (0.2%)
   200,000      Entergy Texas, Inc., 5.63%                                                              5,395
    50,000      Southern California Edison, Series D, 6.50%,
                  cumulative redeemable, perpetual                                                      5,195
                                                                                                   ----------
                                                                                                       10,590
                                                                                                   ----------
                Total Utilities                                                                        10,590
                                                                                                   ----------
                Total Preferred Stocks (cost: $92,579)                                                106,841
                                                                                                   ----------
                Total Equity Securities (cost: $137,341)                                              153,520
                                                                                                   ----------

================================================================================

48  | USAA INCOME FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                  COUPON                          VALUE
(000)          SECURITY                                                  RATE        MATURITY           (000)
-------------------------------------------------------------------------------------------------------------
               MONEY MARKET INSTRUMENTS (0.8%)

               COMMERCIAL PAPER (0.7%)

               FINANCIALS (0.5%)
               -----------------
               ASSET-BACKED FINANCING (0.0%)
$    1,010     Hannover Funding Co., LLC(b),(p)                           0.55%      2/03/2016     $    1,010
                                                                                                   ----------
               SPECIALIZED FINANCE (0.5%)
     9,775     Intercontinental Exchange, Inc.(b),(p)                     0.60       2/02/2016          9,775
    22,268     Intercontinental Exchange, Inc.(b),(p)                     0.42       2/05/2016         22,267
                                                                                                   ----------
                                                                                                       32,042
                                                                                                   ----------
               Total Financials                                                                        33,052
                                                                                                   ----------
               UTILITIES (0.2%)
               ----------------
               ELECTRIC UTILITIES (0.2%)
    10,000     MidAmerican Energy Co.                                     0.38       2/02/2016         10,000
                                                                                                   ----------
               Total Commercial Paper                                                                  43,052
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------
               MONEY MARKET FUNDS (0.1%)
 6,758,977     State Street Institutional Liquid Reserves Fund
                 Premier Class, 0.36%(q)                                                                6,759
                                                                                                   ----------
               Total Money Market Instruments (cost: $49,811)                                          49,811
                                                                                                   ----------

               TOTAL INVESTMENTS (COST: $5,807,868)                                                $5,798,417
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
NUMBER OF                                                                                       APPRECIATION/
CONTRACTS                                                          EXPIRATION     CONTRACT     (DEPRECIATION)
LONG/(SHORT)                                                         DATE        VALUE (000)            (000)
-------------------------------------------------------------------------------------------------------------
               FUTURES (1.0%)(R)
       218     U.S. Treasury Bond Futures                          3/21/2016       $35,105        $       149
       194     10YR U.S. Treasury Note Futures                     3/21/2016        25,138                123
                                                                                   -------        -----------
               TOTAL FUTURES                                                       $60,243        $       272
                                                                                   =======        ===========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  49

================================================================================

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                   VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
                                                (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                            QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                        IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                               FOR IDENTICAL ASSETS               INPUTS          INPUTS           TOTAL
--------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                          $      -           $2,767,645          $3,500      $2,771,145
  Eurodollar and Yankee Obligations                     -              915,166               -         915,166
  Foreign Government Obligations                        -               26,277               -          26,277
  Asset-Backed Securities                               -              185,790               -         185,790
  Commercial Mortgage Securities                        -              369,206               -         369,206
  U.S. Government Agency Issues                         -              134,777               -         134,777
  U.S. Treasury Securities                        690,906                    -               -         690,906
  Municipal Bonds                                       -              501,819               -         501,819
Equity Securities:
  Common Stocks                                    46,679                    -               -          46,679
  Preferred Stocks                                      -              106,841               -         106,841
Money Market Instruments:
  Commercial Paper                                      -               43,052               -          43,052
  Money Market Funds                                6,759                    -               -           6,759
Futures(1)                                            272                    -               -             272
--------------------------------------------------------------------------------------------------------------
Total                                            $744,616           $5,050,573          $3,500      $5,798,689
--------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment.

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications. Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                                                    COMMERCIAL
                                                                    CORPORATE                         MORTGAGE
                                                                  OBLIGATIONS                       SECURITIES
--------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                           $11,200                          $ 6,250
Purchases                                                              (7,700)                               -
Sales                                                                       -                                -
Transfers into Level 3                                                      -                                -
Transfers out of Level 3                                                    -                          $(6,250)
Net realized gain (loss) on investments                                     -                                -
Change in net unrealized appreciation/(depreciation)
  of investments                                                            -                                -
--------------------------------------------------------------------------------------------------------------
Balance as of January 31, 2016                                        $ 3,500                          $     -
--------------------------------------------------------------------------------------------------------------

For the period of August 1, 2015, through January 31, 2016, commercial mortgage securities with a fair value of $6,250,000 were transferred from Level 3 to Level 2 as a result of these securities being priced during the period by the Fund's pricing service. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

50  | USAA INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16.9% of net assets at January 31, 2016.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  51

================================================================================

    principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    CAD      Canadian dollars

    CLO      Collateralized Loan Obligation

    EDA      Economic Development Authority

    ETM      Escrowed to final maturity

    IDA      Industrial Development Authority/Agency

================================================================================

52  | USAA INCOME FUND

================================================================================

    MTA      Metropolitan Transportation Authority

    PRE      Pre-refunded to a date prior to maturity

    REIT     Real estate investment trust

    Title XI The Title XI Guarantee Program provides a guarantee of payment of principal and interest of debt obligations issued by U.S. merchant marine and U.S. shipyards by enabling owners of eligible vessels and shipyards to obtain financing at attractive terms. The guarantee carries the full faith and credit of the U.S. government.

    USD      Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp., Assured Guaranty Corp., Berkshire Hathaway Assurance Corp., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from Export-Import Bank of the United States.

o   SPECIFIC NOTES

    (a) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  53

================================================================================

        current rate at January 31, 2016. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) At January 31, 2016, the aggregate market value of securities purchased on a delayed delivery basis was $10,759,000, all of which were when-issued securities.

    (d) Security was fair valued at January 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $3,500,000, which represented 0.1% of the Fund's net assets.

    (e) The senior loan will settle after January 31, 2016, at which time the interest rate will be determined.

    (f) The security, or a portion thereof, is segregated to cover the value of open futures contracts at January 31, 2016.

    (g) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2016.

    (h) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (i) At January 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

================================================================================

54  | USAA INCOME FUND

================================================================================

    (j) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at January 31, 2016, was $26,265,000, which represented 0.4% of the Fund's net assets.

    (k) At January 31, 2016, the issuer was in default with respect to interest and/or principal payments.

    (l) In U.S. dollars unless otherwise noted.

    (m) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie
        Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home
        Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal
        National Mortgage Association or FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (n) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  55

================================================================================

    (o) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (p) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (q) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

    (r) Cash of $1,310,000 is segregated as collateral for initial margin requirements on open futures contracts.

     *  Non-income-producing security.

    See accompanying notes to financial statements.

================================================================================

56  | USAA INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $5,807,868)               $5,798,417
   Cash                                                                               1,880
   Receivables:
      Capital shares sold                                                             3,976
      Dividends and interest                                                         58,453
      Securities sold                                                                25,647
   Variation margin on futures contracts                                                275
                                                                                 ----------
           Total assets                                                           5,888,648
                                                                                 ----------
LIABILITIES
   Payables:
      Securities purchased                                                           10,744
      Capital shares redeemed                                                        22,116
   Accrued management fees                                                              974
   Accrued transfer agent's fees                                                        254
   Other accrued expenses and payables                                                  213
                                                                                 ----------
           Total liabilities                                                         34,301
                                                                                 ----------
              Net assets applicable to capital shares outstanding                $5,854,347
                                                                                 ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $5,869,390
   Accumulated overdistribution of net investment income                             (2,397)
   Accumulated net realized loss on investments                                      (3,467)
   Net unrealized depreciation of investments and futures contracts                  (9,179)
                                                                                 ----------
              Net assets applicable to capital shares outstanding                $5,854,347
                                                                                 ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $3,083,288/243,804 shares outstanding)          $    12.65
                                                                                 ==========
      Institutional Shares (net assets of $2,582,592/204,440
          shares outstanding)                                                    $    12.63
                                                                                 ==========
      Adviser Shares (net assets of $188,467/14,941 shares outstanding)          $    12.61
                                                                                 ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  57

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $44)                             $   5,567
   Interest                                                                       121,047
                                                                                ---------
       Total income                                                               126,614
                                                                                ---------
EXPENSES
   Management fees                                                                  6,727
   Administration and servicing fees:
      Fund Shares                                                                   2,639
      Institutional Shares                                                          1,120
      Adviser Shares                                                                  157
   Transfer agent's fees:
      Fund Shares                                                                   2,288
      Institutional Shares                                                          1,120
      Adviser Shares                                                                   96
   Distribution and service fees (Note 6D):
      Adviser Shares                                                                  262
   Custody and accounting fees:
      Fund Shares                                                                     209
      Institutional Shares                                                            129
      Adviser Shares                                                                   12
   Postage:
      Fund Shares                                                                      98
      Institutional Shares                                                             71
      Adviser Shares                                                                    4
   Shareholder reporting fees:
      Fund Shares                                                                      38
      Institutional Shares                                                             12
      Adviser Shares                                                                    1
   Trustees' fees                                                                      13
   Registration fees:
      Fund Shares                                                                      89
      Institutional Shares                                                             79
      Adviser Shares                                                                   50
   Professional fees                                                                  131
   Other                                                                               47
                                                                                ---------
   Total expenses                                                                  15,392
                                                                                ---------
NET INVESTMENT INCOME                                                             111,222
                                                                                ---------

================================================================================

58  | USAA INCOME FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS

-----------------------------------------------------------------------------------------

  Net realized gain (loss) on:
    Unaffiliated transactions                                                    $  (2,993)
    Affiliated transactions (Note 8)                                                    79
    Foreign currency transactions                                                      (16)
  Change in net unrealized appreciation/(depreciation) of:
    Investments                                                                   (156,141)
    Foreign currency translations                                                        4
    Futures contracts                                                                  272
                                                                                 ---------
       Net realized and unrealized loss                                           (158,795)
                                                                                 ---------
  Decrease in net assets resulting from operations                               $ (47,573)
                                                                                 =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  59

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

---------------------------------------------------------------------------------------------------------
                                                                              1/31/2016         7/31/2015
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $  111,222        $  189,148
   Net realized gain (loss) on investments                                       (2,914)            5,614
   Net realized loss on foreign currency transactions                               (16)              (27)
   Change in net unrealized appreciation/(depreciation) of:
        Investments                                                            (156,141)         (122,886)
        Foreign currency translations                                                 4                (2)
        Futures contracts                                                           272                 -
                                                                             ----------------------------
        Increase (decrease) in net assets resulting from operations             (47,573)           71,847
                                                                             ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
        Fund Shares                                                             (65,045)         (113,440)
        Institutional Shares                                                    (44,991)          (76,086)
        Adviser Shares                                                           (3,612)           (4,771)
                                                                             ----------------------------
             Total distributions of net investment income                      (113,648)         (194,297)
                                                                             ----------------------------
   Net realized gains:
        Fund Shares                                                                   -            (1,257)
        Institutional Shares                                                          -              (845)
        Adviser Shares                                                                -               (47)
                                                                             ----------------------------
             Total distributions of net realized gains                                -            (2,149)
   Tax return of capital:
        Fund Shares                                                                   -            (5,337)
        Institutional Shares                                                          -            (3,389)
        Adviser Shares                                                                -              (307)
                                                                             ----------------------------
             Total distributions of tax return of capital                             -            (9,033)
                                                                             ----------------------------
        Distributions to shareholders                                          (113,648)         (205,479)
                                                                             ----------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                 (365,479)          764,619
   Institutional Shares                                                         415,402           178,024
   Adviser Shares                                                               (28,414)          185,044
                                                                             ----------------------------
        Total net increase in net assets from capital share transactions         21,509         1,127,687
                                                                             ----------------------------
   Net increase (decrease) in net assets                                       (139,712)          994,055

NET ASSETS
   Beginning of period                                                        5,994,059         5,000,004
                                                                             ----------------------------
   End of period                                                             $5,854,347        $5,994,059
                                                                             ============================
Accumulated undistributed (overdistribution of) net investment income:
   End of period                                                             $   (2,397)       $       29
                                                                             ============================

See accompanying notes to financial statements.

================================================================================

60  | USAA INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek maximum current income without undue risk to principal.

The Fund consists of three classes of shares: Income Fund Shares (Fund Shares), Income Fund Institutional Shares (Institutional Shares), and Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the

================================================================================

62  | USAA INCOME FUND

================================================================================

        Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and, if necessary, the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuations procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

        of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and

================================================================================

64  | USAA INCOME FUND

================================================================================

        duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include preferred stocks, which are valued based on methods discussed in
    Note 1A3. Additionally, certain bonds are valued based on methods discussed in Note 1A1, and commercial paper, which is valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are valued at the purchase price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at January 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

66  | USAA INCOME FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JANUARY 31, 2016*
    (IN THOUSANDS)

                                   ASSET DERIVATIVES                   LIABILITY DERIVATIVES
-------------------------------------------------------------------------------------------------
                             STATEMENT OF                          STATEMENT OF
DERIVATIVES NOT              ASSETS AND                            ASSETS AND
ACCOUNTED FOR AS             LIABILITIES                           LIABILITIES
HEDGING INSTRUMENTS          LOCATION            FAIR VALUE        LOCATION            FAIR VALUE
-------------------------------------------------------------------------------------------------
Interest rate contracts      Net unrealized
                             depreciation of
                             investments and
                             Futures contracts    $272**                                 $-
-------------------------------------------------------------------------------------------------

  * For open derivative instruments as of January 31, 2016, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended January 31, 2016.
 ** Includes cumulative appreciation of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

 THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2016
 (IN THOUSANDS)

                                                                                CHANGE IN
                                                                                UNREALIZED
DERIVATIVES NOT               STATEMENT OF              REALIZED GAIN           APPRECIATION/
ACCOUNTED FOR AS              OPERATIONS                (LOSS) ON               (DEPRECIATION)
HEDGING INSTRUMENTS           LOCATION                  DERIVATIVES             ON DERIVATIVES
-------------------------------------------------------------------------------------------------
Interest rate contracts       Change in net
                              unrealized
                              appreciation/
                              (depreciation) of
                              Futures contracts              $-                   $272
-------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

    recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency

================================================================================

68  | USAA INCOME FUND

================================================================================

    exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of January 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $10,744,000.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $17,000, which represents 8.5% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

================================================================================

70  | USAA INCOME FUND

================================================================================

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $386,385,000 and $382,648,000, respectively.

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $222,197,000 and $231,648,000, respectively, resulting in net unrealized depreciation of $9,451,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                            SIX-MONTH
                                           PERIOD ENDED               YEAR ENDED
                                         JANUARY 31, 2016            JULY 31, 2015
  ------------------------------------------------------------------------------------
                                        SHARES      AMOUNT        SHARES      AMOUNT
  ------------------------------------------------------------------------------------
  FUND SHARES:
  Shares sold                           25,528   $ 327,076        87,186    $1,156,870
  Shares issued from
    reinvested dividends                 4,864      62,075         8,609       113,776
  Shares redeemed                      (59,423)   (754,630)      (38,241)     (506,027)
                                       -----------------------------------------------
  Net increase (decrease) from
    capital share transactions         (29,031)  $(365,479)       57,554    $  764,619
                                       ===============================================
  INSTITUTIONAL SHARES:
  Shares sold                           47,072   $ 596,510        38,579    $  510,760
  Shares issued from
    reinvested dividends                 3,451      43,989         5,966        78,816
  Shares redeemed                      (17,591)   (225,097)      (31,075)     (411,552)
                                       -----------------------------------------------
  Net increase from capital
    share transactions                  32,932   $ 415,402        13,470    $  178,024
                                       ===============================================
  ADVISER SHARES:
  Shares sold                              925   $  11,923        16,664    $  220,527
  Shares issued from
    reinvested dividends                   276       3,519           375         4,936
  Shares redeemed                       (3,431)    (43,856)       (3,078)      (40,419)
                                       -----------------------------------------------
  Net increase (decrease) from
    capital share transactions          (2,230)  $ (28,414)       13,961    $  185,044
                                       ===============================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board

================================================================================

72  | USAA INCOME FUND

================================================================================

    and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. For the six-month period ended January 31, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper A Rated Bond Funds Index. The Lipper A Rated Bond Funds Index tracks the total return performance of the 30 largest funds within the Lipper Corporate Debt Funds A Rated category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
    -------------------------------------------------------------------------
    +/- 20 to 50                                       +/- 4
    +/- 51 to 100                                      +/- 5
    +/- 101 and greater                                +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  73

================================================================================

    outperforms the Lipper A Rated Bond Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $6,727,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $(329,000), $(90,000), and $(15,000), respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were (0.02)%, (0.01)%, and (0.02)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $2,639,000, $1,120,000, and $157,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $77,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus

================================================================================

74  | USAA INCOME FUND

================================================================================

    out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2016, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,288,000, $1,120,000, and $96,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $262,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  75

================================================================================

2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                               OWNERSHIP %
------------------------------------------------------------------------------
USAA Cornerstone Conservative                                          0.5
USAA Target Retirement Income                                          0.7
USAA Target Retirement 2020                                            1.0
USAA Target Retirement 2030                                            1.2
USAA Target Retirement 2040                                            0.7
USAA Target Retirement 2050                                            0.2
USAA Target Retirement 2060                                            0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2016, USAA and its affiliates owned 387,000 Adviser Shares, which represents 2.6% of the Adviser Shares and 0.1% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended January 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                       NET REALIZED
                                                         COST TO       GAIN (LOSS)
SELLER                           PURCHASER              PURCHASER        TO SELLER
-----------------------------------------------------------------------------------
USAA Income                  USAA Short-Term Bond      $10,070,000       $79,000
USAA High Income             USAA Income                 4,994,000        (6,000)
USAA Real Return             USAA Income                   644,000        44,000

================================================================================

76  | USAA INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                  PERIOD ENDED
                                   JANUARY 31,                             YEAR ENDED JULY 31,
                                -------------------------------------------------------------------------------------
                                      2016            2015          2014           2013           2012           2011
                                -------------------------------------------------------------------------------------
Net asset value at
  beginning of period           $    12.99      $    13.28    $    13.10     $    13.43     $    13.05     $    12.78
                                -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .24             .47           .51            .49            .49            .52
  Net realized and
    unrealized gain (loss)            (.34)           (.27)          .18           (.32)           .38            .27
                                -------------------------------------------------------------------------------------
Total from investment
  operations                          (.10)            .20           .69            .17            .87            .79
                                -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.24)           (.46)         (.51)          (.47)          (.49)          (.52)
  Realized capital gains                 -            (.01)         (.00)(a)       (.03)             -              -
  Return of capital                      -            (.02)            -              -              -              -
                                -------------------------------------------------------------------------------------
Total distributions                   (.24)           (.49)         (.51)          (.50)          (.49)          (.52)
                                -------------------------------------------------------------------------------------
Net asset value at
  end of period                 $    12.65      $    12.99    $    13.28     $    13.10     $    13.43     $    13.05
                                =====================================================================================
Total return (%)*                     (.77)           1.45          5.43           1.30           6.85           6.34
Net assets at end
  of period (000)               $3,083,288      $3,544,344    $2,859,427     $2,659,263     $3,570,505     $3,144,378
Ratios to average
  net assets:**
  Expenses (%)(b)                      .53(c)          .53           .59            .58            .59            .61
  Net investment
    income (%)                        3.71(c)         3.36          3.55           3.53           3.75           4.09
Portfolio turnover (%)                   7              10            14             24             19             19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $3,497,891,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                         -               -             -           (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                  PERIOD ENDED
                                   JANUARY 31,                             YEAR ENDED JULY 31,
                                -------------------------------------------------------------------------------------
                                      2016            2015          2014           2013           2012           2011
                                -------------------------------------------------------------------------------------
Net asset value at
  beginning of period           $    12.99      $    13.28    $    13.09     $    13.42       $  13.04       $  12.78
                                -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .24             .49           .53            .48            .51            .56
  Net realized and
    unrealized gain (loss)            (.35)           (.28)          .19           (.29)           .38            .25
                                -------------------------------------------------------------------------------------
Total from investment
  operations                          (.11)            .21           .72            .19            .89            .81
                                -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.25)           (.47)         (.53)          (.49)          (.51)          (.55)
  Realized capital gains                 -            (.01)         (.00)(a)       (.03)             -              -
  Return of capital                      -            (.02)            -              -              -              -
                                -------------------------------------------------------------------------------------
Total distributions                   (.25)           (.50)         (.53)          (.52)          (.51)          (.55)
                                -------------------------------------------------------------------------------------
Net asset value at
  end of period                 $    12.63      $    12.99    $    13.28     $    13.09       $  13.42       $  13.04
                                =====================================================================================
Total return (%)*                     (.82)           1.51          5.63           1.42           6.98           6.50
Net assets at end
  of period (000)               $2,582,592      $2,227,221    $2,098,035     $1,847,503       $685,149       $318,276
Ratios to average
  net assets:**
  Expenses (%)(b)                      .46(d)          .46           .48            .47            .48            .38(c)
  Net investment
    income (%)                        3.78(d)         3.43          3.65           3.63           3.81           4.30
Portfolio turnover (%)                   7              10            14             24             19             19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $2,230,482,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                         -               -             -           (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.40% of the Institutional
    Shares' average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

78  | USAA INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED                                                            PERIOD ENDED
                                 JANUARY 31,                      YEAR ENDED JULY 31,                      JULY 31,
                                -------------------------------------------------------------------------------------
                                    2016            2015         2014           2013           2012        2011***
                                -------------------------------------------------------------------------------
Net asset value at
  beginning of period           $  12.96        $  13.25      $ 13.08         $13.41         $13.03      $12.77
                                -------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .22             .44          .37(a)         .43            .46         .49(a)
  Net realized and
    unrealized gain (loss)          (.35)           (.27)         .28(a)        (.30)           .38         .27(a)
                                -------------------------------------------------------------------------------
Total from investment
  operations                        (.13)            .17          .65(a)         .13            .84         .76(a)
                                -------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.22)           (.43)        (.48)          (.43)          (.46)       (.50)
                                                                 (.00)(b)
  Realized capital gains               -            (.01)                       (.03)             -           -
  Return of capital                    -            (.02)           -              -              -           -
                                -------------------------------------------------------------------------------
Total distributions                 (.22)           (.46)        (.48)          (.46)          (.46)       (.50)
                                -------------------------------------------------------------------------------
Net asset value at
  end of period                 $  12.61        $  12.96      $ 13.25         $13.08         $13.41      $13.03
                                ===============================================================================
Total return (%)*                   (.98)           1.23         5.11            .99           6.55        6.05
Net assets at end
  of period (000)               $188,467        $222,494      $42,542         $5,875         $5,880      $5,469
Ratios to average
  net assets:**
  Expenses (%)(d)                    .79(c)          .79(e)       .88            .90            .90         .90(c)
  Expenses, excluding
    reimbursements (%)(d)            .79(c)          .79          .88           1.08           1.12        1.62(c)
  Net investment income (%)         3.46(c)         3.10         3.13           3.21           3.45        3.82(c)
Portfolio turnover (%)                 7              10           14             24             19          19

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $208,112,000.
*** Adviser Shares commenced operations on August 1, 2010.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -               -            -           (.00%)(+)      (.00%)(+)   (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(e) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares'
    average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

80  | USAA INCOME FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                          BEGINNING             ENDING               DURING PERIOD*
                                        ACCOUNT VALUE        ACCOUNT VALUE           AUGUST 1, 2015 -
                                        AUGUST 1, 2015      JANUARY 31, 2016         JANUARY 31, 2016
                                        -------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00            $  992.30                  $2.65

Hypothetical
  (5% return before expenses)               1,000.00             1,022.47                   2.69

INSTITUTIONAL SHARES
Actual                                      1,000.00               991.80                   2.30

Hypothetical
  (5% return before expenses)               1,000.00             1,022.82                   2.34

ADVISER SHARES
Actual                                      1,000.00               990.20                   4.03

Hypothetical
  (5% return before expenses)               1,000.00             1,021.17                   4.08

*Expenses are equal to the annualized expense ratio of 0.53% for Fund Shares, 0.46% for Institutional Shares, and 0.79% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.77)% for Fund Shares, (0.82)% for Institutional Shares, and (0.98)% for Adviser Shares for the six-month period of August 1, 2015, through January 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  81

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
       USAA        We know what it means to serve.(R)

   =============================================================================
   23424-0316                                (C)2016, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA INCOME STOCK FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA INCOME STOCK FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JANUARY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO MAKE          [PHOTO OF BROOKS ENGLEHARDT]
HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           7

FINANCIAL INFORMATION

    Portfolio of Investments                                                 12

    Notes to Portfolio of Investments                                        20

    Financial Statements                                                     21

    Notes to Financial Statements                                            24

EXPENSE EXAMPLE                                                              39

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(c)2016, USAA. All rights reserved.

203451-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INCOME STOCK FUND (THE FUND) SEEKS CURRENT INCOME WITH THE PROSPECT OF INCREASING DIVIDEND INCOME AND THE POTENTIAL FOR CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in common stocks, with at least 65% of the Fund's assets normally invested in common stocks of companies that pay dividends. This 80% policy may be changed upon at least 60 days' written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company                Epoch Investment Partners, Inc.
    STEPHAN KLAFFKE, CFA                        ERIC SAPPENFIELD
    JOHN P. TOOHEY, CFA                         MICHAEL A. WELHOELTER, CFA
    DAN DENBOW, CFA                             JOHN TOBIN, Ph.D., CFA
                                                KERA VAN VALEN, CFA
                                                WILLIAM W. PRIEST, CFA

--------------------------------------------------------------------------------

o  PLEASE REVIEW MARKET CONDITIONS OVER THE REPORTING PERIOD.

   Stocks finished notably lower for the reporting period ended January 31, 2016. Financial markets also exhibited lots of volatility over the reporting period as China's policy with regard to its currency, global central bank policies, disappointing economic growth, weakening global trade, lower oil prices, higher high-yield credit spreads, and impacts from the strength of the U.S. dollar dominated the headlines. China concerns drove the biggest moves during the reporting period as the government's mid-August 2015 devaluation of the renminbi in the face of the Chinese economy's slowing growth raised fears of a global currency war and helped drive investor risk aversion that led to a sell-off in equities and other risk assets. Uncertainty over China's future economic growth intensified through the end of September 2015, further weakening commodities markets and suppressing any recovery in stock prices. U.S. equities rebounded in October 2015 as worries over China eased momentarily. U.S. employment numbers exceeded expectations, and markets increasingly focused on the Federal Reserve's (the Fed) December 16, 2015, meeting as a likely candidate for the first increase in the benchmark federal funds rate. The Fed's 25 basis point rate increase to short-term interest rates during December 2015 was received as a positive sign with respect to the path of the U.S. economy, and investors anticipated an incremental but fairly steady pace with respect to future increases.

================================================================================

2  | USAA INCOME STOCK FUND

================================================================================

   However, the period of relatively optimistic sentiment proved short-lived. A resumption of the drop in oil prices as 2016 opened raised alarms that the global demand outlook had further deteriorated, leading to substantial losses for equities in January 2016.

o HOW DID THE USAA INCOME STOCK FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended January 31, 2016, the Fund Shares and Institutional Shares had total returns of -5.40% and -5.38%, respectively. This compares to returns of -8.63% for the Russell 1000(R) Value Index (the Index) and -7.37% for the Lipper Equity Income Funds Index.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Epoch Investment Partners, Inc. (Epoch) is a subadviser to the Fund. The investment adviser and the subadviser each provide day-to-day discretionary management for a portion of the Fund's assets.

o  HOW DID THE MANAGER'S PORTION OF THE FUND PERFORM DURING THE REPORTING
   PERIOD?

   For the reporting period, the portion of the Fund managed by the Manager slightly underperformed the Index. Relative performance was constrained by an underweight and stock selection within the utilities sector, as well as by stock selection within materials and health care sectors. Performance was helped by stock selection and an overweight in industrials, stock selection in consumer discretionary, and an underweight stock selection in the energy sector.

   Refer to page 8 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   Within the Manager's portion of the Fund, leading positive contributors to the Fund's relative performance included technology giant Microsoft Corp., which has made strides under new management towards addressing the shift away from the desktop and towards mobile-and cloud-based computing. Multinational conglomerate General Electric Co. also outperformed, as the company has exceeded expectations with respect to the divestment of its finance-based businesses and correspondingly tighter focus within the industrials sector. Another holding within industrials, defense contractor Raytheon Co., saw its share price benefit from strong international sales results and an outlook for strengthened shareholder-friendly measures.

   Negative contributors to relative performance included a pair of pharmaceutical giants, AbbVie Inc. (AbbVie) and Novartis AG ADR (Novartis). AbbVie saw its shares decline on concerns over the potential for increased marketplace competition with respect to its blockbuster product Humira, the lead selling drug used to treat rheumatoid arthritis. Novartis shares lagged as issues with its eye treatment business caused the company to fall short on quarterly earnings expectations. Within information technology, data storage firm Seagate Technology plc shares declined on lower-than-expected hard disk drive sales and challenges around the company's efforts to gain market traction in cloud-based solutions.

   The Fund remains overweight in the financial sector, on the view that a number of its holdings are well-positioned to benefit as interest rates ultimately normalize. The Fund had below-benchmark exposure to consumer staples as the Manager believes that the slow growth rates for many of those companies that do not support their valuations. The Fund remains underweight in the energy sector, while the Manager closely monitors conditions in the beaten-down sector for a possible re-entry point.

   Going forward, the Manager will continue to closely monitor developments with respect to China and global growth prospects. Against this uncertain backdrop, the Manager will seek to take advantage of relative value opportunities within the dividend stock universe that may be created by elevated market volatility.

================================================================================

4  | USAA INCOME STOCK FUND

================================================================================

o  HOW DID EPOCH'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

   The portion of the Fund managed by Epoch outperformed relative to the Index. Losses were substantially less than the Index because of the Fund's focus on companies with growing free cash flow and capital allocation policies that emphasize shareholder yield. The Fund's holdings in the consumer staples and utilities sectors performed better than other sectors generally. Positioning in the energy and materials sectors detracted modestly from relative performance.

   Within Epoch's portion of the Fund, leading individual contributors included a number of consumer staples holdings, most notably Molson Coors Brewing Co. "B" (Moslon Coors), Reynolds American, Inc. (Reynolds American), and Kimberly-Clark Corp. (Kimberly Clark). Molson Coors saw its valuation rise on merger and acquisition activity elsewhere in the beverage segment, and on its announced acquisition of SABMiller plc's share of the Miller Coors joint venture. Reynolds American acquired Lorillard, Inc. earlier in the year, thus solidifying its number two position in the U.S. tobacco market. Pricing power, cost savings, and relatively low capital expenditures drove attractive cash flow generation for the entire tobacco space, allowing for attractive and growing dividends. Shares of global personal care and paper products distributor Kimberly-Clark also outperformed, as the company continued to deliver strong organic sales growth and margin improvement. The company consistently generates attractive levels of free cash flow and returns cash to shareholders through a combination of dividends and share repurchases.

   Leading detractors included a number of commodity-sensitive companies, including Kinder Morgan, Inc. (Kinder Morgan)*, Potash Corporation of Saskatchewan Inc. (Potash Corp.)*, and ConocoPhillips. Kinder Morgan is an energy pipeline and terminal storage operator, which chose to significantly reduce its cash dividend and redirect the cash flow to fund growth.
   The position was sold in response to the company's

   *Kinder Morgan, Inc. and Potash Corporation of Saskatchewan, Inc. were sold out of the Fund prior to January 31, 2016.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

   reversal in strategy. Materials company Potash Corp. is one of the world's largest providers of crop nutrients including potash, nitrogen, and phosphate. The company saw its shares drop along with the overall downturn in commodities prices. ConocoPhillips is involved in the exploration, production, and marketing of crude oil, natural gas, and liquid natural gas globally. The company's shares were hindered by the collapse in energy prices during the reporting period.

   In Epoch's view, the global economy is likely to produce modest growth in the coming year, restraining corporate revenues. While self-sustaining recoveries are visibly underway in the United States and Europe, China's slowdown in economic activity casts a long shadow, as witnessed in the past year. The accumulation of debt globally is another drag on economic activity. In this environment, Epoch believes free cash flow growth rates will differentiate the winners from the losers.

   A longer-term theme Epoch is exploring the impact of new disruptive technologies on corporations. For some, it will make their business models obsolete. For many others, however, taking advantage of big data, artificial intelligence, robotics, and the sharing economy will be the path to maintaining strong profit margins.

   Thank you for allowing us to help you with your investment needs.

   Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Dividends are not guaranteed. In any year, dividends may be higher, lower, or not paid at all.

================================================================================

6  | USAA INCOME STOCK FUND

================================================================================

INVESTMENT OVERVIEW

USAA INCOME STOCK FUND SHARES (FUND SHARES)
(Ticker Symbol: USISX)


--------------------------------------------------------------------------------
                                           1/31/16                  7/31/15
--------------------------------------------------------------------------------

Net Assets                              $1.4 Billion             $1.7 Billion
Net Asset Value Per Share                  $16.07                   $17.78


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*           1 YEAR              5 YEARS            10 YEARS

       -5.40%                 -2.88%                9.27%              4.19%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                             5 YEARS                        10 YEARS

   -3.26%                              10.64%                          4.93%


--------------------------------------------------------------------------------
                           EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------

                                        0.79%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        LIPPER EQUITY                                     USAA INCOME
                        INCOME FUNDS             RUSSELL 1000             STOCK FUND
                           INDEX                 VALUE INDEX                SHARES
 1/31/2006              $10,000.00               $10,000.00               $10,000.00
 2/28/2006               10,045.17                10,061.04                10,044.33
 3/31/2006               10,169.58                10,197.34                10,135.80
 4/30/2006               10,394.28                10,456.48                10,326.57
 5/31/2006               10,127.74                10,192.35                10,002.27
 6/30/2006               10,163.50                10,257.54                10,061.04
 7/31/2006               10,295.61                10,506.84                10,291.01
 8/31/2006               10,493.45                10,682.70                10,482.65
 9/30/2006               10,715.71                10,895.65                10,736.22
10/31/2006               11,058.05                11,252.29                11,044.07
11/30/2006               11,273.20                11,509.17                11,217.24
12/31/2006               11,480.90                11,767.52                11,456.15
 1/31/2007               11,635.24                11,918.01                11,612.25
 2/28/2007               11,502.49                11,732.21                11,354.35
 3/31/2007               11,631.51                11,913.59                11,478.05
 4/30/2007               12,115.91                12,353.84                11,907.45
 5/31/2007               12,547.88                12,799.43                12,323.22
 6/30/2007               12,338.96                12,500.36                12,024.63
 7/31/2007               11,865.46                11,922.29                11,395.00
 8/31/2007               11,994.30                12,055.89                11,525.03
 9/30/2007               12,347.55                12,469.98                11,846.07
10/31/2007               12,481.15                12,471.36                11,811.69
11/30/2007               11,930.81                11,861.83                11,179.17
12/31/2007               11,822.69                11,747.13                11,077.41
 1/31/2008               11,284.64                11,276.62                10,645.92
 2/29/2008               10,917.92                10,804.15                10,169.80
 3/31/2008               10,808.73                10,722.92                10,029.81
 4/30/2008               11,299.18                11,245.61                10,486.05
 5/31/2008               11,400.20                11,227.76                10,448.66
 6/30/2008               10,376.75                10,153.03                 9,453.74
 7/31/2008               10,298.01                10,116.38                 9,423.65
 8/31/2008               10,409.54                10,288.23                 9,596.63
 9/30/2008                9,587.17                 9,532.34                 8,974.36
10/31/2008                8,022.19                 7,882.18                 7,438.28
11/30/2008                7,483.89                 7,316.95                 6,976.70
12/31/2008                7,637.06                 7,418.51                 7,131.15
 1/31/2009                6,947.56                 6,565.46                 6,421.85
 2/28/2009                6,182.82                 5,688.25                 5,621.03
 3/31/2009                6,688.40                 6,174.61                 6,027.64
 4/30/2009                7,321.94                 6,836.48                 6,549.78
 5/31/2009                7,754.28                 7,259.22                 6,879.95
 6/30/2009                7,738.80                 7,205.61                 6,835.10
 7/31/2009                8,326.92                 7,795.40                 7,344.26
 8/31/2009                8,698.25                 8,203.14                 7,652.84
 9/30/2009                8,958.45                 8,520.07                 7,891.40
10/31/2009                8,813.18                 8,259.32                 7,744.26
11/30/2009                9,281.05                 8,724.84                 8,154.70
12/31/2009                9,458.78                 8,879.24                 8,311.79
 1/31/2010                9,156.28                 8,629.52                 8,070.76
 2/28/2010                9,402.17                 8,901.92                 8,288.47
 3/31/2010                9,934.61                 9,481.43                 8,772.57
 4/30/2010               10,063.81                 9,726.77                 8,881.74
 5/31/2010                9,307.19                 8,927.27                 8,156.54
 6/30/2010                8,850.32                 8,424.71                 7,692.47
 7/31/2010                9,477.84                 8,995.05                 8,208.43
 8/31/2010                9,110.39                 8,610.16                 7,903.55
 9/30/2010                9,839.47                 9,278.16                 8,589.72
10/31/2010               10,133.48                 9,556.56                 8,942.40
11/30/2010               10,086.67                 9,505.99                 8,864.03
12/31/2010               10,786.51                10,256.05                 9,394.79
 1/31/2011               11,022.54                10,488.06                 9,677.81
 2/28/2011               11,382.28                10,874.91                10,078.76
 3/31/2011               11,417.79                10,918.10                10,079.01
 4/30/2011               11,786.72                11,208.83                10,465.15
 5/31/2011               11,679.21                11,090.41                10,346.95
 6/30/2011               11,476.87                10,863.01                10,191.13
 7/31/2011               11,141.93                10,502.70                 9,898.83
 8/31/2011               10,575.95                 9,847.26                 9,330.02
 9/30/2011                9,865.93                 9,103.07                 8,719.11
10/31/2011               10,851.40                10,145.30                 9,622.73
11/30/2011               10,872.99                10,092.72                 9,654.44
12/31/2011               11,073.24                10,296.10                 9,749.59
 1/31/2012               11,425.90                10,685.61                10,099.78
 2/29/2012               11,835.57                11,111.57                10,513.64
 3/31/2012               12,101.16                11,440.96                10,812.21
 4/30/2012               12,056.77                11,324.30                10,716.39
 5/31/2012               11,368.18                10,660.23                10,109.50
 6/30/2012               11,845.12                11,189.50                10,529.62
 7/31/2012               12,038.88                11,305.30                10,625.78
 8/31/2012               12,237.32                11,550.76                10,834.13
 9/30/2012               12,507.93                11,917.41                11,032.88
10/31/2012               12,428.00                11,858.91                10,880.09
11/30/2012               12,450.98                11,853.98                10,904.21
12/31/2012               12,590.06                12,098.82                10,987.62
 1/31/2013               13,266.11                12,885.20                11,601.63
 2/28/2013               13,415.62                13,070.15                11,738.98
 3/31/2013               13,922.89                13,587.94                12,183.99
 4/30/2013               14,244.03                13,793.41                12,508.47
 5/31/2013               14,429.57                14,147.43                12,784.27
 6/30/2013               14,275.60                14,022.73                12,635.21
 7/31/2013               14,932.72                14,779.87                13,270.64
 8/31/2013               14,467.88                14,219.18                12,855.17
 9/30/2013               14,869.45                14,575.38                13,190.82
10/31/2013               15,477.69                15,213.68                13,795.98
11/30/2013               15,833.99                15,638.11                14,065.85
12/31/2013               16,203.36                16,034.17                14,394.82
 1/31/2014               15,584.57                15,464.73                13,916.12
 2/28/2014               16,237.79                16,133.47                14,394.82
 3/31/2014               16,534.15                16,518.63                14,743.23
 4/30/2014               16,700.24                16,675.60                14,921.57
 5/31/2014               16,989.89                16,919.82                15,142.38
 6/30/2014               17,372.41                17,361.78                15,504.01
 7/31/2014               16,995.63                17,065.91                15,136.70
 8/31/2014               17,574.53                17,693.17                15,691.94
 9/30/2014               17,264.08                17,328.20                15,410.57
10/31/2014               17,593.08                17,717.48                15,737.00
11/30/2014               17,984.25                18,080.26                16,132.14
12/31/2014               17,935.96                18,191.16                16,100.29
 1/31/2015               17,363.62                17,464.00                15,525.28
 2/28/2015               18,205.83                18,309.07                16,206.45
 3/31/2015               17,933.62                18,059.84                15,794.10
 4/30/2015               18,144.96                18,228.68                16,123.70
 5/31/2015               18,266.79                18,447.75                16,230.59
 6/30/2015               17,824.91                18,079.40                15,679.36
 7/31/2015               18,043.12                18,158.67                15,939.34
 8/31/2015               16,986.27                17,077.21                15,087.68
 9/30/2015               16,532.40                16,561.64                14,802.67
10/31/2015               17,748.23                17,811.27                15,902.50
11/30/2015               17,727.72                17,879.44                15,848.41
12/31/2015               17,405.26                17,494.93                15,575.13
 1/31/2016               16,712.56                16,590.96                15,077.86

                                   [END CHART]

                       Data from 1/31/06 through 1/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Shares to the following benchmarks:

o The unmanaged Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds within the Lipper Equity Income Funds category.

o The unmanaged Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA INCOME STOCK FUND

================================================================================

USAA INCOME STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIISX)


--------------------------------------------------------------------------------
                                             1/31/16               7/31/15
--------------------------------------------------------------------------------

Net Assets                                $1.0 Billion           $1.1 Billion
Net Asset Value Per Share                    $16.06                 $17.77


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*        1 YEAR        5 YEARS      SINCE INCEPTION 8/01/08

       -5.38%              -2.83%         9.41%                6.65%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                      5 YEARS                SINCE INCEPTION 8/01/08

   -3.22%                       10.76%                        7.19%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------

                                       0.73%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                   USAA INCOME
                                             LIPPER EQUITY          STOCK FUND
                       RUSSELL 1000          INCOME FUNDS          INSTITUTIONAL
                        VALUE INDEX              INDEX                SHARES
 7/31/2008              $10,000.00            $10,000.00            $10,000.00
 8/31/2008               10,169.88             10,108.31             10,208.00
 9/30/2008                9,422.68              9,309.73              9,549.79
10/31/2008                7,791.50              7,790.03              7,915.22
11/30/2008                7,232.78              7,267.31              7,424.04
12/31/2008                7,333.17              7,416.05              7,586.24
 1/31/2009                6,489.93              6,746.50              6,838.98
 2/28/2009                5,622.81              6,003.90              5,986.14
 3/31/2009                6,103.58              6,494.84              6,424.15
 4/30/2009                6,757.83              7,110.06              6,972.46
 5/31/2009                7,175.71              7,529.88              7,332.54
 6/30/2009                7,122.72              7,514.85              7,281.29
 7/31/2009                7,705.72              8,085.95              7,832.53
 8/31/2009                8,108.77              8,446.54              8,153.40
 9/30/2009                8,422.06              8,699.21              8,412.89
10/31/2009                8,164.31              8,558.14              8,264.14
11/30/2009                8,624.47              9,012.47              8,702.14
12/31/2009                8,777.09              9,185.06              8,872.16
 1/31/2010                8,530.25              8,891.31              8,606.58
 2/28/2010                8,799.51              9,130.08              8,847.27
 3/31/2010                9,372.36              9,647.12              9,360.58
 4/30/2010                9,614.87              9,772.58              9,477.17
 5/31/2010                8,824.57              9,037.86              8,702.68
 6/30/2010                8,327.80              8,594.20              8,211.94
 7/31/2010                8,891.57              9,203.56              8,763.31
 8/31/2010                8,511.11              8,846.75              8,437.50
 9/30/2010                9,171.43              9,554.73              9,176.45
10/31/2010                9,446.62              9,840.24              9,553.57
11/30/2010                9,396.63              9,794.78              9,478.14
12/31/2010               10,138.07             10,474.37             10,040.92
 1/31/2011               10,367.40             10,703.56             10,343.66
 2/28/2011               10,749.80             11,052.90             10,772.54
 3/31/2011               10,792.50             11,087.38             10,778.44
 4/30/2011               11,079.88             11,445.63             11,191.70
 5/31/2011               10,962.82             11,341.23             11,065.19
 6/30/2011               10,738.04             11,144.74             10,913.10
 7/31/2011               10,381.87             10,819.50             10,591.63
 8/31/2011                9,733.98             10,269.90              9,990.99
 9/30/2011                8,998.35              9,580.43              9,341.93
10/31/2011               10,028.59             10,537.38             10,301.60
11/30/2011                9,976.61             10,558.35             10,335.57
12/31/2011               10,177.66             10,752.80             10,441.32
 1/31/2012               10,562.68             11,095.25             10,816.66
 2/29/2012               10,983.74             11,493.07             11,268.78
 3/31/2012               11,309.35             11,750.97             11,584.37
 4/30/2012               11,194.02             11,707.87             11,481.63
 5/31/2012               10,537.59             11,039.21             10,839.48
 6/30/2012               11,060.78             11,502.35             11,293.95
 7/31/2012               11,175.25             11,690.49             11,388.49
 8/31/2012               11,417.89             11,883.19             11,611.96
 9/30/2012               11,780.32             12,145.97             11,828.64
10/31/2012               11,722.49             12,068.35             11,673.34
11/30/2012               11,717.62             12,090.67             11,699.22
12/31/2012               11,959.64             12,225.73             11,786.92
 1/31/2013               12,736.97             12,882.21             12,446.09
 2/28/2013               12,919.80             13,027.39             12,593.54
 3/31/2013               13,431.63             13,519.99             13,074.51
 4/30/2013               13,634.74             13,831.83             13,414.22
 5/31/2013               13,984.68             14,012.00             13,719.09
 6/30/2013               13,861.42             13,862.49             13,562.04
 7/31/2013               14,609.85             14,500.59             14,244.52
 8/31/2013               14,055.60             14,049.20             13,798.29
 9/30/2013               14,407.70             14,439.15             14,153.78
10/31/2013               15,038.66             15,029.79             14,812.71
11/30/2013               15,458.21             15,375.78             15,102.64
12/31/2013               15,849.72             15,734.46             15,450.25
 1/31/2014               15,286.83             15,133.58             14,935.84
 2/28/2014               15,947.87             15,767.89             15,450.25
 3/31/2014               16,328.60             16,055.68             15,826.55
 4/30/2014               16,483.77             16,216.96             16,018.22
 5/31/2014               16,725.18             16,498.23             16,264.65
 6/30/2014               17,162.05             16,869.68             16,655.87
 7/31/2014               16,869.59             16,503.80             16,261.05
 8/31/2014               17,489.63             17,065.96             16,857.87
 9/30/2014               17,128.86             16,764.48             16,549.32
10/31/2014               17,513.67             17,083.97             16,909.48
11/30/2014               17,872.27             17,463.82             17,334.30
12/31/2014               17,981.90             17,416.93             17,293.88
 1/31/2015               17,263.10             16,861.15             16,685.08
 2/28/2015               18,098.45             17,678.98             17,417.55
 3/31/2015               17,852.08             17,414.65             16,966.59
 4/30/2015               18,018.99             17,619.88             17,330.64
 5/31/2015               18,235.53             17,738.19             17,445.60
 6/30/2015               17,871.43             17,309.09             16,845.29
 7/31/2015               17,949.78             17,520.98             17,134.57
 8/31/2015               16,880.76             16,494.71             16,218.54
 9/30/2015               16,371.13             16,053.99             15,914.09
10/31/2015               17,606.38             17,234.63             17,097.22
11/30/2015               17,673.76             17,214.71             17,029.34
12/31/2015               17,293.68             16,901.58             16,737.79
 1/31/2016               16,400.11             16,228.93             16,212.84

                                   [END CHART]

                       Data from 7/31/08 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Stock Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Russell 1000 Value Index and the Lipper Equity Income Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Equity Income Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA INCOME STOCK FUND

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/16 o
                                (% of Net Assets)

AbbVie, Inc. ..............................................................  2.8%
Microsoft Corp. ...........................................................  2.6%
Johnson & Johnson .........................................................  2.4%
Occidental Petroleum Corp. ................................................  2.0%
General Electric Co. ......................................................  2.0%
Pfizer, Inc. ..............................................................  1.9%
Verizon Communications, Inc. ..............................................  1.8%
Raytheon Co. ..............................................................  1.8%
JPMorgan Chase & Co. ......................................................  1.7%
Merck & Co., Inc. .........................................................  1.7%

                         o SECTOR ALLOCATION - 1/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

INDUSTRIALS                                                                 15.0%
FINANCIALS                                                                  14.9%
CONSUMER STAPLES                                                            12.8%
INFORMATION TECHNOLOGY                                                      12.5%
HEALTH CARE                                                                 11.6%
UTILITIES                                                                   10.1%
ENERGY                                                                       6.8%
TELECOMMUNICATION SERVICES                                                   5.5%
CONSUMER DISCRETIONARY                                                       5.2%
MONEY MARKET INSTRUMENTS                                                     3.1%
MATERIALS                                                                    2.6%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-19.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

PORTFOLIO OF INVESTMENTS

 January 31, 2016 (unaudited)

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES    SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (97.0%)

             COMMON STOCKS (97.0%)

             CONSUMER DISCRETIONARY (5.2%)
             -----------------------------
             ADVERTISING (0.5%)
   150,200   Omnicom Group, Inc.                                                                $   11,017
                                                                                                ----------
             AUTO PARTS & EQUIPMENT (0.5%)
   351,300   Johnson Controls, Inc.                                                                 12,601
                                                                                                ----------
             AUTOMOBILE MANUFACTURERS (0.4%)
   804,000   Ford Motor Co.                                                                          9,600
                                                                                                ----------
             DISTRIBUTORS (0.5%)
   145,100   Genuine Parts Co.                                                                      12,503
                                                                                                ----------
             HOME IMPROVEMENT RETAIL (0.5%)
   101,000   Home Depot, Inc.                                                                       12,702
                                                                                                ----------
             HOTELS, RESORTS & CRUISE LINES (0.6%)
   303,589   Carnival Corp.                                                                         14,612
                                                                                                ----------
             MOVIES & ENTERTAINMENT (0.7%)
   471,200   Regal Entertainment Group "A"                                                           8,128
   112,615   Time Warner, Inc.                                                                       7,933
                                                                                                ----------
                                                                                                    16,061
                                                                                                ----------
             RESTAURANTS (0.8%)
   187,640   Brinker International, Inc.                                                             9,333
    86,740   McDonald's Corp.                                                                       10,737
                                                                                                ----------
                                                                                                    20,070
                                                                                                ----------
             SPECIALIZED CONSUMER SERVICES (0.7%)
   468,900   H&R Block, Inc.                                                                        15,966
                                                                                                ----------
             Total Consumer Discretionary                                                          125,132
                                                                                                ----------
             CONSUMER STAPLES (12.8%)
             ------------------------
             BREWERS (0.5%)
   143,202   Molson Coors Brewing Co. "B"                                                           12,957
                                                                                                ----------

================================================================================

12  | USAA INCOME STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES    SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
             DRUG RETAIL (0.8%)
    99,240   CVS Health Corp.                                                                   $    9,586
   133,900   Walgreens Boots Alliance, Inc.                                                         10,674
                                                                                                ----------
                                                                                                    20,260
                                                                                                ----------
             FOOD DISTRIBUTORS (0.2%)
   141,000   Sysco Corp.                                                                             5,613
                                                                                                ----------
             HOUSEHOLD PRODUCTS (2.8%)
   114,275   Colgate-Palmolive Co.                                                                   7,717
   224,344   Kimberly-Clark Corp.                                                                   28,810
   366,880   Procter & Gamble Co.                                                                   29,971
                                                                                                ----------
                                                                                                    66,498
                                                                                                ----------
             HYPERMARKETS & SUPER CENTERS (0.7%)
   263,400   Wal-Mart Stores, Inc.                                                                  17,479
                                                                                                ----------
             PACKAGED FOODS & MEAT (2.0%)
    77,000   B&G Foods, Inc.                                                                         2,804
   291,900   Campbell Soup Co.                                                                      16,466
    93,400   Hershey Co.                                                                             8,230
   271,900   Kraft Heinz Co.                                                                        21,225
                                                                                                ----------
                                                                                                    48,725
                                                                                                ----------
             PERSONAL PRODUCTS (0.7%)
   374,200   Unilever N.V.                                                                          16,618
                                                                                                ----------
             SOFT DRINKS (1.6%)
   347,800   Coca-Cola Co.                                                                          14,927
   261,050   Coca-Cola Enterprises, Inc.                                                            12,118
   110,914   PepsiCo, Inc.                                                                          11,014
                                                                                                ----------
                                                                                                    38,059
                                                                                                ----------
             TOBACCO (3.5%)
   382,825   Altria Group, Inc.                                                                     23,394
   410,860   Philip Morris International, Inc.                                                      36,982
   483,728   Reynolds American, Inc.                                                                24,162
                                                                                                ----------
                                                                                                    84,538
                                                                                                ----------
             Total Consumer Staples                                                                310,747
                                                                                                ----------
             ENERGY (6.8%)
             -------------
             INTEGRATED OIL & GAS (5.4%)
   342,100   Chevron Corp.                                                                          29,581
   186,827   Exxon Mobil Corp.                                                                      14,545
   711,795   Occidental Petroleum Corp.                                                             48,993
   871,574   Royal Dutch Shell plc ADR "A"                                                          38,288
                                                                                                ----------
                                                                                                   131,407
                                                                                                ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES    SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
             OIL & GAS DRILLING (0.2%)
   585,100   Transocean Ltd.                                                                    $    6,096
                                                                                                ----------
             OIL & GAS EXPLORATION & PRODUCTION (0.5%)
   216,100   ConocoPhillips                                                                          8,445
   408,800   Marathon Oil Corp.                                                                      3,978
                                                                                                ----------
                                                                                                    12,423
                                                                                                ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.7%)
   338,335   Enterprise Products Partners, LP                                                        8,090
   301,100   Spectra Energy Corp.                                                                    8,265
                                                                                                ----------
                                                                                                    16,355
                                                                                                ----------
             Total Energy                                                                          166,281
                                                                                                ----------
             FINANCIALS (14.9%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
    37,520   BlackRock, Inc.                                                                        11,791
   127,100   State Street Corp.                                                                      7,083
                                                                                                ----------
                                                                                                    18,874
                                                                                                ----------
             CONSUMER FINANCE (0.3%)
   289,413   Synchrony Financial*                                                                    8,225
                                                                                                ----------
             DIVERSIFIED BANKS (4.5%)
   482,200   Bank of America Corp.                                                                   6,818
   115,940   Commonwealth Bank of Australia ADR                                                      6,538
   676,200   HSBC Holdings plc ADR                                                                  23,937
   720,200   JPMorgan Chase & Co.                                                                   42,852
   580,650   Wells Fargo & Co.                                                                      29,166
                                                                                                ----------
                                                                                                   109,311
                                                                                                ----------
             INSURANCE BROKERS (1.1%)
   399,500   Arthur J. Gallagher & Co.                                                              15,037
   222,670   Marsh & McLennan Companies, Inc.                                                       11,875
                                                                                                ----------
                                                                                                    26,912
                                                                                                ----------
             INVESTMENT BANKING & BROKERAGE (0.2%)
   182,600   Morgan Stanley                                                                          4,726
                                                                                                ----------
             LIFE & HEALTH INSURANCE (1.2%)
   633,400   MetLife, Inc.                                                                          28,281
                                                                                                ----------
             MULTI-LINE INSURANCE (0.4%)
   662,200   Allianz SE ADR                                                                         10,728
                                                                                                ----------
             PROPERTY & CASUALTY INSURANCE (0.2%)
    47,100   Chubb Ltd.                                                                              5,326
                                                                                                ----------

================================================================================

14  | USAA INCOME STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES    SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
             REGIONAL BANKS (3.4%)
   686,500   BB&T Corp.                                                                         $   22,421
   402,900   Fifth Third Bancorp                                                                     6,366
   580,200   KeyCorp                                                                                 6,475
    85,900   M&T Bank Corp.                                                                          9,464
   592,160   People's United Financial, Inc.                                                         8,509
   336,500   PNC Financial Services Group, Inc.                                                     29,158
                                                                                                ----------
                                                                                                    82,393
                                                                                                ----------
             REITs - HEALTH CARE (0.9%)
   342,520   Welltower, Inc.                                                                        21,312
                                                                                                ----------
             REITs - SPECIALIZED (1.0%)
   275,245   Corrections Corp. of America                                                            7,930
   623,855   Iron Mountain, Inc.                                                                    17,181
                                                                                                ----------
                                                                                                    25,111
                                                                                                ----------
             SPECIALIZED FINANCE (0.9%)
   227,680   CME Group, Inc.                                                                        20,457
                                                                                                ----------
             Total Financials                                                                      361,656
                                                                                                ----------
             HEALTH CARE (11.6%)
             -------------------
             BIOTECHNOLOGY (3.0%)
 1,248,050   AbbVie, Inc.                                                                           68,518
    64,800   Gilead Sciences, Inc.                                                                   5,378
                                                                                                ----------
                                                                                                    73,896
                                                                                                ----------
             HEALTH CARE EQUIPMENT (1.1%)
   348,580   Medtronic plc                                                                          26,464
                                                                                                ----------
             MANAGED HEALTH CARE (0.7%)
   152,636   UnitedHealth Group, Inc.                                                               17,578
                                                                                                ----------
             PHARMACEUTICALS (6.8%)
   550,500   Johnson & Johnson                                                                      57,494
   824,150   Merck & Co., Inc.                                                                      41,760
   251,400   Novartis AG ADR                                                                        19,602
 1,517,870   Pfizer, Inc.                                                                           46,280
                                                                                                ----------
                                                                                                   165,136
                                                                                                ----------
             Total Health Care                                                                     283,074
                                                                                                ----------
             INDUSTRIALS (15.0%)
             -------------------
             AEROSPACE & DEFENSE (5.7%)
   100,390   Boeing Co.                                                                             12,060
    95,905   General Dynamics Corp.                                                                 12,829
   131,750   Honeywell International, Inc.                                                          13,597

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES    SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
   141,790   Lockheed Martin Corp.                                                              $   29,918
   341,150   Raytheon Co.                                                                           43,749
   295,650   United Technologies Corp.                                                              25,925
                                                                                                ----------
                                                                                                   138,078
                                                                                                ----------
             AIR FREIGHT & LOGISTICS (0.7%)
   193,810   United Parcel Service, Inc. "B"                                                        18,063
                                                                                                ----------
             COMMERCIAL PRINTING (1.1%)
   281,900   Deluxe Corp.                                                                           15,758
   713,100   R.R. Donnelley & Sons Co.                                                               9,962
                                                                                                ----------
                                                                                                    25,720
                                                                                                ----------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
    76,000   Caterpillar, Inc.                                                                       4,731
                                                                                                ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (2.0%)
   717,800   Eaton Corp. plc                                                                        36,256
   271,900   Emerson Electric Co.                                                                   12,502
                                                                                                ----------
                                                                                                    48,758
                                                                                                ----------
             ENVIRONMENTAL & FACILITIES SERVICES (2.0%)
   621,550   Republic Services, Inc.                                                                27,162
   401,990   Waste Management, Inc.                                                                 21,285
                                                                                                ----------
                                                                                                    48,447
                                                                                                ----------
             INDUSTRIAL CONGLOMERATES (2.8%)
   133,450   3M Co.                                                                                 20,151
 1,617,603   General Electric Co.                                                                   47,072
                                                                                                ----------
                                                                                                    67,223
                                                                                                ----------
             INDUSTRIAL MACHINERY (0.5%)
    56,200   Parker-Hannifin Corp.                                                                   5,461
    77,500   Stanley Black & Decker, Inc.                                                            7,311
                                                                                                ----------
                                                                                                    12,772
                                                                                                ----------
             Total Industrials                                                                     363,792
                                                                                                ----------
             INFORMATION TECHNOLOGY (12.5%)
             ------------------------------
             COMMUNICATIONS EQUIPMENT (1.8%)
 1,492,400   Cisco Systems, Inc.                                                                    35,504
   183,800   QUALCOMM, Inc.                                                                          8,334
                                                                                                ----------
                                                                                                    43,838
                                                                                                ----------
             DATA PROCESSING & OUTSOURCED SERVICES (1.2%)
   206,850   Automatic Data Processing, Inc.                                                        17,187
   252,261   Paychex, Inc.                                                                          12,073
                                                                                                ----------
                                                                                                    29,260
                                                                                                ----------

================================================================================

16  | USAA INCOME STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES    SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS (4.0%)
 1,306,900   Intel Corp.                                                                        $   40,540
   190,180   Linear Technology Corp.                                                                 8,126
   361,950   Microchip Technology, Inc.                                                             16,219
   608,400   Texas Instruments, Inc.                                                                32,203
                                                                                                ----------
                                                                                                    97,088
                                                                                                ----------
             SYSTEMS SOFTWARE (3.3%)
 1,127,750   Microsoft Corp.                                                                        62,128
   483,950   Oracle Corp.                                                                           17,572
                                                                                                ----------
                                                                                                    79,700
                                                                                                ----------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (2.2%)
   136,759   Apple, Inc.                                                                            13,312
   803,600   Hewlett Packard Enterprise Co.                                                         11,057
 1,004,700   HP, Inc.                                                                                9,756
   711,980   Seagate Technology plc                                                                 20,683
                                                                                                ----------
                                                                                                    54,808
                                                                                                ----------
             Total Information Technology                                                          304,694
                                                                                                ----------
             MATERIALS (2.6%)
             ----------------
             COMMODITY CHEMICALS (0.1%)
    34,600   LyondellBasell Industries N.V. "A"                                                      2,698
                                                                                                ----------
             DIVERSIFIED CHEMICALS (0.8%)
   313,570   Dow Chemical Co.                                                                       13,170
   808,500   Huntsman Corp.                                                                          6,977
                                                                                                ----------
                                                                                                    20,147
                                                                                                ----------
             DIVERSIFIED METALS & MINING (0.6%)
   640,400   Freeport-McMoRan, Inc.                                                                  2,946
   414,920   Rio Tinto plc ADR                                                                      10,227
                                                                                                ----------
                                                                                                    13,173
                                                                                                ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
    92,560   Agrium, Inc.                                                                            8,041
                                                                                                ----------
             PAPER PACKAGING (0.8%)
   417,310   Bemis Co., Inc.                                                                        19,977
                                                                                                ----------
             Total Materials                                                                        64,036
                                                                                                ----------
             TELECOMMUNICATION SERVICES (5.5%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (3.5%)
   728,112   AT&T, Inc.                                                                             26,256
   559,604   CenturyLink, Inc.                                                                      14,225
   898,406   Verizon Communications, Inc.                                                           44,893
                                                                                                ----------
                                                                                                    85,374
                                                                                                ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES    SECURITY                                                                                (000)
----------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (2.0%)
   430,900   Rogers Communications, Inc. "B"                                                    $   14,732
 1,029,800   Vodafone Group plc ADR                                                                 33,160
                                                                                                ----------
                                                                                                    47,892
                                                                                                ----------
             Total Telecommunication Services                                                      133,266
                                                                                                ----------
             UTILITIES (10.1%)
             -----------------
             ELECTRIC UTILITIES (4.5%)
    92,700   American Electric Power Co., Inc.                                                       5,652
   302,670   Duke Energy Corp.                                                                      22,791
   101,500   Edison International                                                                    6,273
   143,450   Entergy Corp.                                                                          10,125
   342,760   Eversource Energy                                                                      18,440
   723,680   PPL Corp.                                                                              25,372
   209,350   Southern Co.                                                                           10,241
   249,350   Westar Energy, Inc.                                                                    10,862
                                                                                                ----------
                                                                                                   109,756
                                                                                                ----------
             GAS UTILITIES (0.5%)
   168,450   WGL Holdings, Inc.                                                                     11,251
                                                                                                ----------
             MULTI-UTILITIES (5.1%)
   468,700   Ameren Corp.                                                                           21,054
   332,900   CenterPoint Energy, Inc.                                                                5,949
   428,700   CMS Energy Corp.                                                                       16,668
   184,300   Dominion Resources, Inc.                                                               13,301
    94,800   National Grid plc ADR                                                                   6,713
   484,565   NiSource, Inc.                                                                         10,181
   155,950   SCANA Corp.                                                                             9,817
   277,860   TECO Energy, Inc.                                                                       7,535
   241,850   Vectren Corp.                                                                          10,119
   438,360   WEC Energy Group, Inc.                                                                 24,211
                                                                                                ----------
                                                                                                   125,548
                                                                                                ----------
             Total Utilities                                                                       246,555
                                                                                                ----------
             Total Common Stocks                                                                 2,359,233
                                                                                                ----------
             Total Equity Securities (cost: $2,130,282)                                          2,359,233
                                                                                                ----------

             MONEY MARKET INSTRUMENTS (3.1%)

             MONEY MARKET FUNDS (3.1%)
76,628,367   State Street Institutional Liquid Reserves Fund Premier Class, 0.36%(a)
               (cost: $76,628)                                                                      76,628
                                                                                                ----------

             TOTAL INVESTMENTS (COST: $2,206,910)                                               $2,435,861
                                                                                                ==========

================================================================================

18  | USAA INCOME STOCK FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
                                               (LEVEL 1)            (LEVEL 2)           (LEVEL 3)
                                           QUOTED PRICES    OTHER SIGNIFICANT         SIGNIFICANT
                                       IN ACTIVE MARKETS           OBSERVABLE        UNOBSERVABLE
ASSETS:                             FOR IDENTICAL ASSETS               INPUTS              INPUTS           TOTAL
-----------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                               $2,359,233                   $-                  $-      $2,359,233

Money Market Instruments:
  Money Market Funds                              76,628                    -                   -          76,628
-----------------------------------------------------------------------------------------------------------------
Total                                         $2,435,861                   $-                  $-      $2,435,861
-----------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2015, through January 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 7.8% of net assets at January 31, 2016.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   REIT  Real estate investment trust

o  SPECIFIC NOTES

   (a) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

     * Non-income-producing security. As of January 31, 2016, 99.8% of the Fund's net assets were invested in dividend-paying stocks.

See accompanying notes to financial statements.

================================================================================

20  | USAA INCOME STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,206,910)                   $2,435,861
   Receivables:
       Capital shares sold                                                                1,137
       Dividends and interest                                                             4,919
       Securities sold                                                                    4,955
                                                                                     ----------
           Total assets                                                               2,446,872
                                                                                     ----------
LIABILITIES
   Payables:
       Securities purchased                                                              11,945
       Capital shares redeemed                                                            1,168
   Accrued management fees                                                                1,107
   Accrued transfer agent's fees                                                             73
   Other accrued expenses and payables                                                      184
                                                                                     ----------
           Total liabilities                                                             14,477
                                                                                     ----------
               Net assets applicable to capital shares outstanding                   $2,432,395
                                                                                     ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                   $2,224,388
   Accumulated undistributed net investment income                                        5,549
   Accumulated net realized loss on investments                                         (26,493)
   Net unrealized appreciation of investments                                           228,951
                                                                                     ----------
               Net assets applicable to capital shares outstanding                   $2,432,395
                                                                                     ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,399,062/87,062 shares outstanding)              $    16.07
                                                                                     ==========
       Institutional Shares (net assets of $1,033,333/64,360 shares outstanding)     $    16.06
                                                                                     ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $407)                                  $  42,149
   Interest                                                                                  51
                                                                                      ---------
       Total income                                                                      42,200
                                                                                      ---------
EXPENSES
   Management fees                                                                        6,504
   Administration and servicing fees:
       Fund Shares                                                                        1,188
       Institutional Shares                                                                 485
   Transfer agent's fees:
       Fund Shares                                                                          902
       Institutional Shares                                                                 485
   Custody and accounting fees:
       Fund Shares                                                                          107
       Institutional Shares                                                                  63
   Postage:
       Fund Shares                                                                           47
       Institutional Shares                                                                  23
   Shareholder reporting fees:
       Fund Shares                                                                           18
       Institutional Shares                                                                   4
   Trustees' fees                                                                            13
   Registration fees:
       Fund Shares                                                                           18
       Institutional Shares                                                                  44
   Professional fees                                                                         72
   Other                                                                                     23
                                                                                      ---------
           Total expenses                                                                 9,996
   Expenses paid indirectly:
       Fund Shares                                                                          (10)
       Institutional Shares                                                                  (7)
                                                                                      ---------
           Net expenses                                                                   9,979
                                                                                      ---------
NET INVESTMENT INCOME                                                                    32,221
                                                                                      ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized loss on:
       Investments                                                                       (5,487)
       Foreign currency transactions                                                         (4)
   Change in net unrealized appreciation/(depreciation)                                (170,127)
                                                                                      ---------
           Net realized and unrealized loss                                            (175,618)
                                                                                      ---------
   Decrease in net assets resulting from operations                                   $(143,397)
                                                                                      =========

See accompanying notes to financial statements.

================================================================================

22  | USAA INCOME STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

-----------------------------------------------------------------------------------------------
                                                                      1/31/2016       7/31/2015
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $   32,221      $   67,901
   Net realized gain (loss) on investments                               (5,487)         78,531
   Net realized loss on foreign currency transactions                        (4)            (10)
   Change in net unrealized appreciation/(depreciation)
       of investments                                                  (170,127)         (1,404)
                                                                     --------------------------
       Increase (decrease) in net assets resulting from operations     (143,397)        145,018
                                                                     --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                      (17,725)        (42,344)
       Institutional Shares                                             (10,940)        (29,505)
                                                                     --------------------------
           Total distributions of net investment income                 (28,665)        (71,849)
                                                                     --------------------------
   Net realized gains:
       Fund Shares                                                      (53,051)        (38,415)
       Institutional Shares                                             (31,658)        (26,651)
                                                                     --------------------------
           Total distributions of net realized gains                   (84,709)         (65,066)
                                                                     --------------------------
       Distributions to shareholders                                   (113,374)       (136,915)
                                                                     --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                          (95,306)         11,581
   Institutional Shares                                                  46,676          40,961
                                                                     --------------------------
       Total net increase (decrease) in net assets
           from capital share transactions                              (48,630)         52,542
                                                                     --------------------------
   Capital contribution from USAA Transfer Agency Company:
       Fund Shares                                                            -               3
                                                                     --------------------------
   Net increase (decrease) in net assets                               (305,401)         60,648

NET ASSETS
   Beginning of period                                                2,737,796       2,677,148
                                                                     --------------------------
   End of period                                                     $2,432,395      $2,737,796
                                                                     ==========================
Accumulated undistributed net investment income:
   End of period                                                     $    5,549      $    1,993
                                                                     ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Income Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek current income with the prospect of increasing dividend income and the potential for capital appreciation.

The Fund consists of two classes of shares: Income Stock Fund Shares (Fund Shares) and Income Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may

================================================================================

24  | USAA INCOME STOCK FUND

================================================================================

approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

        If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

26  | USAA INCOME STOCK FUND

================================================================================

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

================================================================================

28  | USAA INCOME STOCK FUND

================================================================================

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $10,000 and $7,000, respectively. Additionally, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed

================================================================================

30  | USAA INCOME STOCK FUND

================================================================================

loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $7,000, which represents 3.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $248,596,000 and $368,608,000, respectively.

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $423,583,000 and $194,632,000, respectively, resulting in net unrealized appreciation of $228,951,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                            SIX-MONTH
                                           PERIOD ENDED                  YEAR ENDED
                                         JANUARY 31, 2016               JULY 31, 2015
  ---------------------------------------------------------------------------------------
                                        SHARES      AMOUNT           SHARES       AMOUNT
  ---------------------------------------------------------------------------------------
  FUND SHARES:
  Shares sold                            3,063    $  51,496           7,646     $ 137,783
  Shares issued from
    reinvested dividends                 4,108       68,129           4,303        77,509
  Shares redeemed                      (13,291)    (214,931)        (11,300)     (203,711)
                                       --------------------------------------------------
  Net increase (decrease) from
    capital share transactions          (6,120)   $ (95,306)           649      $  11,581
                                       ==================================================
  INSTITUTIONAL SHARES:
  Shares sold                           10,440    $ 166,552          12,512     $ 225,584
  Shares issued from
    reinvested dividends                 2,572       42,597           3,120        56,149
  Shares redeemed                       (9,458)    (162,473)        (13,377)     (240,772)
                                       --------------------------------------------------
  Net increase from capital
    share transactions                   3,554    $  46,676           2,255     $  40,961
                                       ==================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment

================================================================================

32  | USAA INCOME STOCK FUND

================================================================================

    of portion of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Equity Income Funds Index. The Lipper Equity Income Funds Index tracks the total return performance of the 30 largest funds in the Lipper Equity Income Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $6,504,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $53,000 and $68,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were each 0.01%.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Epoch Investment Partners, Inc. (Epoch), under which Epoch directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Epoch a subadvisory fee in the annual amount of 0.30% of the Fund's average net assets for the first $600 million of assets that Epoch manages, plus 0.20% on the next $900 million of assets, and 0.18% on assets over $1.5 billion that Epoch manages. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Epoch of $1,675,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized

================================================================================

34  | USAA INCOME STOCK FUND

================================================================================

    rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,188,000 and $485,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $33,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $902,000 and $485,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

funds for the purpose of exercising management or control. As of January 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
USAA Cornerstone Conservative                                          0.1
USAA Cornerstone Equity                                                0.4
USAA Target Retirement Income                                          0.4
USAA Target Retirement 2020                                            1.1
USAA Target Retirement 2030                                            2.7
USAA Target Retirement 2040                                            3.3
USAA Target Retirement 2050                                            1.9
USAA Target Retirement 2060                                            0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

36  | USAA INCOME STOCK FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                  PERIOD ENDED
                                   JANUARY 31,                             YEAR ENDED JULY 31,
                                -------------------------------------------------------------------------------------
                                      2016            2015          2014           2013           2012           2011
                                -------------------------------------------------------------------------------------
Net asset value at
  beginning of period           $    17.79      $    17.72     $   16.29     $    13.26     $    12.53     $    10.50
                                -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .21             .44           .47            .24            .18            .13
  Net realized and
    unrealized gain (loss)           (1.16)            .51          1.77           3.03            .73           2.03
                                -------------------------------------------------------------------------------------
Total from investment
  operations                          (.95)            .95          2.24           3.27            .91           2.16
                                -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.19)           (.46)         (.45)          (.24)          (.18)          (.13)
  Realized capital gains              (.58)           (.42)         (.36)             -              -              -
                                -------------------------------------------------------------------------------------
Total distributions                   (.77)           (.88)         (.81)          (.24)          (.18)          (.13)
                                -------------------------------------------------------------------------------------
Net asset value at
  end of period                 $    16.07      $    17.79    $    17.72     $    16.29     $    13.26     $    12.53
                                =====================================================================================

Total return (%)*                    (5.46)           5.36         14.06          24.89           7.34          20.59
Net assets at
  end of period (000)           $1,399,062      $1,657,268    $1,640,134     $1,453,425     $1,680,648     $1,440,420
Ratios to average
  net assets:**
  Expenses (%)(a)                      .81(b)          .79           .80            .85            .85            .84
  Net investment income (%)           2.50(b)         2.38          2.77           1.67           1.43           1.08
Portfolio turnover (%)                  10              12(c)         57             64             42             38(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $1,572,388,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      (.01%)          (.00%)(+)     (.00%)(+)      (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects overall decrease in purchases and sales of securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                  PERIOD ENDED
                                   JANUARY 31,                             YEAR ENDED JULY 31,
                                -----------------------------------------------------------------------------------
                                      2016            2015          2014         2013           2012           2011
                                -----------------------------------------------------------------------------------
Net asset value at
  beginning of period           $    17.77      $    17.71    $    16.28     $  13.25       $  12.52       $  10.49
                                -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .22             .45           .49          .26            .20            .16
  Net realized and
    unrealized gain (loss)           (1.16)            .50          1.76         3.03            .73           2.02
                                -----------------------------------------------------------------------------------
Total from investment
  operations                          (.94)            .95          2.25         3.29            .93           2.18
                                -----------------------------------------------------------------------------------
Less distributions from:
   Net investment income              (.19)           (.47)         (.46)        (.26)          (.20)          (.15)
   Realized capital gains             (.58)           (.42)         (.36)           -              -              -
                                -----------------------------------------------------------------------------------
Total distributions                   (.77)           (.89)         (.82)        (.26)          (.20)          (.15)
                                -----------------------------------------------------------------------------------
Net asset value at
  end of period                 $    16.06      $    17.77    $    17.71     $  16.28       $  13.25       $  12.52
                                ===================================================================================
Total return (%)*                    (5.38)           5.37         14.16        25.08           7.52          20.86
Net assets at end of
  period (000)                  $1,033,333      $1,080,528    $1,037,014     $880,414       $249,551       $144,236
Ratios to average
  net assets:**
  Expenses (%)(a)                      .75(b)          .73           .73          .73            .71            .61
  Expenses, excluding
    reimbursements (%)(a)              .75(b)          .73           .73          .73            .71            .61(c)
  Net investment income (%)           2.57(b)         2.45          2.85         1.83           1.56           1.29
Portfolio turnover (%)                  10              12(d)         57           64             42             38(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $962,807,000.
(a) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to .62% of the Institutional Shares' average net assets.
(d) Reflects overall decrease in purchases and sales of securities.

================================================================================

38  | USAA INCOME STOCK FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING              ENDING               DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE          AUGUST 1, 2015 -
                                         AUGUST 1, 2015       JANUARY 31, 2016        JANUARY 31, 2016
                                         -------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $  945.40                  $3.91

Hypothetical
  (5% return before expenses)               1,000.00              1,021.11                   4.06

INSTITUTIONAL SHARES
Actual                                      1,000.00                946.20                   3.67

Hypothetical
  (5% return before expenses)               1,000.00              1,021.37                   3.81

*Expenses are equal to the annualized expense ratio of 0.80% for Fund Shares and 0.75% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (5.46)% for Fund Shares and (5.38)% for Institutional Shares for the six-month period of August 1, 2015, through January 31, 2016.

================================================================================

40  | USAA INCOME STOCK FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or

OR CALL                              select 'I want to...' and select
(800) 531-USAA (8722)                the desired action.
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
       USAA        We know what it means to serve.(R)

   =============================================================================
   23422-0316                                (C)2016, USAA. All rights reserved.

   [LOGO OF USAA]
   USAA(R)

                                   [GRAPHIC OF USAA INTERMEDIATE-TERM BOND FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA INTERMEDIATE-TERM BOND FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       JANUARY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO MAKE          [PHOTO OF BROOKS ENGLEHARDT]
HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Portfolio of Investments                                                  19

    Notes to Portfolio of Investments                                         44

    Financial Statements                                                      49

    Notes to Financial Statements                                             53

EXPENSE EXAMPLE                                                               72

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202730-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA INTERMEDIATE-TERM BOND FUND (THE FUND) SEEKS HIGH CURRENT INCOME WITHOUT UNDUE RISK TO PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in a broad range of debt securities that have a dollar-weighted average portfolio maturity between three to 10 years. The Fund will invest primarily in investment-grade securities, but also may invest up to 10% of its net assets in below-investment-grade securities which are sometimes referred to as high-yield or "junk" bonds. The Fund's 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company
    R. MATTHEW FREUND, CFA
    JULIANNE BASS, CFA
    BRIAN W. SMITH, CFA, CPA

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term interest rates fell during the reporting period ended January 31, 2016, pushed lower by economic uncertainty. China was at the epicenter of concern, as the country's slowing pace of growth threatened to hinder the broader global economy. Investors also worried about plummeting oil and commodity prices, which are widely considered to be evidence of global economic weakness. In the United States, economic data was mixed during the reporting period, with slower-than-expected growth in the fourth quarter of 2015. Against this backdrop, the yield on the 10-year U.S. Treasury fell from 2.15% to 1.92%, while the 30-year U.S. Treasury yield dropped from 2.85% to 2.74%, during reporting period. These lower yields tend to reflect changing expectations about the U.S. economy.

    Shorter-term interest rates, which are more correlated to action by the Federal Reserve (the Fed), rose during the reporting period in anticipation of an interest rate increase. In December 2015, the Fed lifted the target federal funds rate by 0.25% to a range between 0.25% and 0.50%, saying it intended to proceed gradually with interest rate increases based on the performance of the U.S. economy. In January 2016, the Fed chose not to raise interest rates amid increased uncertainty about financial and economic conditions.

    In this environment, the U.S. Treasury yield curve experienced a "bear flattening." In a bear flattening, short-term interest rates increase faster than longer-term interest rates (though during the reporting period, longer-term

================================================================================

2  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                             o 10-YEAR TREASURY YIELDS o

                         [CHART OF 10-YEAR TREASURY YIELDS]

   DATE                                                        YIELD IN PERCENT
 7/31/2015                                                           2.18
  8/3/2015                                                           2.15
  8/4/2015                                                           2.22
  8/5/2015                                                           2.27
  8/6/2015                                                           2.22
  8/7/2015                                                           2.16
 8/10/2015                                                           2.23
 8/11/2015                                                           2.14
 8/12/2015                                                           2.15
 8/13/2015                                                           2.19
 8/14/2015                                                           2.20
 8/17/2015                                                           2.17
 8/18/2015                                                           2.19
 8/19/2015                                                           2.13
 8/20/2015                                                           2.07
 8/21/2015                                                           2.04
 8/24/2015                                                           2.00
 8/25/2015                                                           2.07
 8/26/2015                                                           2.18
 8/27/2015                                                           2.18
 8/28/2015                                                           2.18
 8/31/2015                                                           2.22
  9/1/2015                                                           2.15
  9/2/2015                                                           2.18
  9/3/2015                                                           2.16
  9/4/2015                                                           2.12
  9/7/2015                                                           2.12
  9/8/2015                                                           2.18
  9/9/2015                                                           2.20
 9/10/2015                                                           2.22
 9/11/2015                                                           2.19
 9/14/2015                                                           2.18
 9/15/2015                                                           2.29
 9/16/2015                                                           2.29
 9/17/2015                                                           2.19
 9/18/2015                                                           2.13
 9/21/2015                                                           2.20
 9/22/2015                                                           2.13
 9/23/2015                                                           2.15
 9/24/2015                                                           2.13
 9/25/2015                                                           2.16
 9/28/2015                                                           2.09
 9/29/2015                                                           2.05
 9/30/2015                                                           2.04
 10/1/2015                                                           2.04
 10/2/2015                                                           1.99
 10/5/2015                                                           2.06
 10/6/2015                                                           2.03
 10/7/2015                                                           2.07
 10/8/2015                                                           2.10
 10/9/2015                                                           2.09
10/12/2015                                                           2.09
10/13/2015                                                           2.04
10/14/2015                                                           1.97
10/15/2015                                                           2.02
10/16/2015                                                           2.03
10/19/2015                                                           2.02
10/20/2015                                                           2.07
10/21/2015                                                           2.02
10/22/2015                                                           2.03
10/23/2015                                                           2.09
10/26/2015                                                           2.06
10/27/2015                                                           2.04
10/28/2015                                                           2.10
10/29/2015                                                           2.17
10/30/2015                                                           2.14
 11/2/2015                                                           2.17
 11/3/2015                                                           2.21
 11/4/2015                                                           2.23
 11/5/2015                                                           2.23
 11/6/2015                                                           2.33
 11/9/2015                                                           2.34
11/10/2015                                                           2.34
11/11/2015                                                           2.33
11/12/2015                                                           2.31
11/13/2015                                                           2.27
11/16/2015                                                           2.27
11/17/2015                                                           2.27
11/18/2015                                                           2.27
11/19/2015                                                           2.25
11/20/2015                                                           2.26
11/23/2015                                                           2.24
11/24/2015                                                           2.24
11/25/2015                                                           2.23
11/26/2015                                                           2.23
11/27/2015                                                           2.22
11/30/2015                                                           2.21
 12/1/2015                                                           2.14
 12/2/2015                                                           2.18
 12/3/2015                                                           2.31
 12/4/2015                                                           2.27
 12/7/2015                                                           2.23
 12/8/2015                                                           2.22
 12/9/2015                                                           2.22
12/10/2015                                                           2.23
12/11/2015                                                           2.13
12/14/2015                                                           2.22
12/15/2015                                                           2.27
12/16/2015                                                           2.30
12/17/2015                                                           2.22
12/18/2015                                                           2.20
12/21/2015                                                           2.19
12/22/2015                                                           2.24
12/23/2015                                                           2.25
12/24/2015                                                           2.24
12/25/2015                                                           2.24
12/28/2015                                                           2.23
12/29/2015                                                           2.31
12/30/2015                                                           2.29
12/31/2015                                                           2.27
  1/1/2016                                                           2.27
  1/4/2016                                                           2.24
  1/5/2016                                                           2.24
  1/6/2016                                                           2.17
  1/7/2016                                                           2.15
  1/8/2016                                                           2.12
 1/11/2016                                                           2.18
 1/12/2016                                                           2.10
 1/13/2016                                                           2.09
 1/14/2016                                                           2.09
 1/15/2016                                                           2.03
 1/18/2016                                                           2.03
 1/19/2016                                                           2.06
 1/20/2016                                                           1.98
 1/21/2016                                                           2.03
 1/22/2016                                                           2.05
 1/25/2016                                                           2.00
 1/26/2016                                                           1.99
 1/27/2016                                                           2.00
 1/28/2016                                                           1.98
 1/29/2016                                                           1.92

                              [END CHART]

                    Source: Bloomberg Finance L.P.

    interest rates actually trended down), thereby creating a flatter yield curve. This generally indicates that investor sentiment is becoming more "bearish."

    As longer-term interest rates fell, the prices of longer-maturity securities edged up (bond prices and yields move in opposite directions). Credit spreads widened across the credit spectrum, with single A, BBB, and below investment-grade "high-yield" spreads widening 19 basis points, 58 basis points, and 221 basis points, respectively. A basis point is 1/100(th) of a percent. Spreads (yield differentials versus U.S. Treasury securities of comparable maturity) are generally considered an indication of risk; the wider the spread, the greater the risk.

o HOW DID THE USAA INTERMEDIATE-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended January 31, 2016, the

============================================================================

                                       MANAGERS' COMMENTARY ON THE FUND |  3

============================================================================

                         o U.S. TREASURY YIELD CURVE o

                      [CHART OF U.S. TREASURY YIELD CURVE]

                       YIELD (MID CONVENTIONAL %)                        YIELD
                    ---------------------------------                 (CHANGE IN
MATURITY            7/01/15                    1/31/16               BASIS POINTS)
1M                   0.008                      0.221                    21.4
3M                   0.018                      0.313                    29.5
6M                   0.114                      0.428                    31.3
1Y                   0.273                      0.451                    17.9
2Y                    0.69                      0.776                     8.5
3Y                   1.064                      0.968                    -9.7
5Y                   1.706                      1.329                   -37.7
7Y                   2.146                      1.668                   -47.7
10Y                  2.423                      1.922                   -50.1
30Y                  3.202                      2.744                   -45.8

                              [END CHART]

                     Source: Bloomberg Finance L.P.

    Fund Shares, Institutional Shares, and Adviser Shares had total returns of -1.94%, -1.90%, and -2.15%, respectively. This compares to returns of 1.33% for the Barclays U.S. Aggregate Bond Index (the Index) and 0.40% for the Lipper Index.* At the same time, the Fund Shares,

    *The Lipper Index tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

Refer to page 9 for benchmark definitions.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

4  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    Institutional Shares, and Adviser Shares provided a one-year dividend yield of 4.21%, 4.31%, and 3.98%, respectively, compared to 2.96% for the Lipper Core Plus Bond Funds Average.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus on generating an attractive yield with an acceptable level of price volatility. During the reporting period, the Fund's SEC yield continued to trend up. In addition, we sought to manage the portfolio's sensitivity to interest rates by maintaining a neutral duration position relative to the Lipper peer group. (Duration is a measure of a portfolio's interest-rate sensitivity.)

    The Fund was hindered by its investment in corporate bonds, which underperformed as credit spreads widened. In addition, allocations to and security selection among oil and gas exploration and production bonds, metals and mining bonds, and pipeline junior subordinated debt detracted from the Fund's performance. Many of these securities were negatively affected by the continued drop in oil and commodity prices during the reporting period. Although we reduced some of these holdings, we believe that over the long-term the Fund's positions in these industries will help to generate attractive total returns.

    During the reporting period, we continued to seek relative values across the fixed-income market. Our team of analysts helps us evaluate each potential investment individually, rather than on the basis of thematic trends. We seek ideas where our fundamental understanding of the credit risk is different than the market, building the Fund bond-by-bond through fundamental bottom-up analysis. Due to uncertain times, we continued to emphasize liquidity in the Fund. Our liquidity strategy helps to prevent the Fund from being forced to sell due to investment outflows.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    Our analysts continue to analyze and monitor every holding in the Fund. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

6  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA INTERMEDIATE-TERM BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USIBX)

--------------------------------------------------------------------------------
                                       1/31/16                      7/31/15
--------------------------------------------------------------------------------
Net Assets                           $1.7 Billion                $2.1 Billion
Net Asset Value Per Share              $10.15                       $10.58
Dollar-Weighted Average
 Portfolio Maturity(+)                7.3 Years                   7.3 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*           1 YEAR             5 YEARS             10 YEARS
      -1.94%                  -3.36%              4.16%                5.42%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                         5 YEARS                            10 YEARS
   -2.32%                          4.36%                               5.38%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 1/31/16            EXPENSE RATIO AS OF 7/31/15***
--------------------------------------------------------------------------------
               4.20%                                        0.68%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JANUARY 31, 2016

------------------------------------------------------------------------------------------
                    TOTAL RETURN       =      DIVIDEND RETURN         +       PRICE CHANGE
------------------------------------------------------------------------------------------
10 YEARS               5.42%           =           5.22%              +           0.20%
5 YEARS                4.16%           =           4.54%              +          -0.38%
1 YEAR                -3.36%           =           3.84%              +          -7.20%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JANUARY 31, 2007 - JANUARY 31, 2016

   [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                   TOTAL RETURN         DIVIDEND RETURN      CHANGE IN SHARE PRICE
1/31/2007              4.92%                  5.02%                -0.10%
1/31/2008              4.20%                  5.30%                -1.10%
1/31/2009            -15.58%                  5.07%               -20.65%
1/31/2010             34.12%                  8.61%                25.51%
1/31/2011             11.73%                  6.04%                 5.69%
1/31/2012              7.27%                  3.33%                 3.94%
1/31/2013              9.59%                  7.54%                 2.05%
1/31/2014              2.43%                  4.30%                -1.87%
1/31/2015              5.70%                  4.17%                 1.53%
1/31/2016             -3.36%                  3.84%                -7.20%

                                 [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                               o CUMULATIVE PERFORMANCE COMPARISON o

                             [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                             USAA
                      INTERMEDIATE-TERM           BARCLAYS U.S.
                          BOND FUND              AGGREGATE BOND
                            SHARES                    INDEX                LIPPER INDEX
 1/31/2006                $10,000.00               $10,000.00               $10,000.00
 2/28/2006                 10,030.21                10,033.20                10,029.51
 3/31/2006                  9,963.50                 9,934.74                 9,932.57
 4/30/2006                  9,932.53                 9,916.73                 9,918.79
 5/31/2006                  9,933.93                 9,906.15                 9,907.99
 6/30/2006                  9,947.34                 9,927.15                 9,918.59
 7/31/2006                 10,067.67                10,061.38                10,056.20
 8/31/2006                 10,222.02                10,215.41                10,207.37
 9/30/2006                 10,337.61                10,305.14                10,292.80
10/31/2006                 10,409.04                10,373.30                10,362.32
11/30/2006                 10,535.68                10,493.65                10,482.34
12/31/2006                 10,483.50                10,432.75                10,433.24
 1/31/2007                 10,492.40                10,428.47                10,422.64
 2/28/2007                 10,663.00                10,589.28                10,591.41
 3/31/2007                 10,655.74                10,589.60                10,587.75
 4/30/2007                 10,720.52                10,646.70                10,641.04
 5/31/2007                 10,626.97                10,566.01                10,550.79
 6/30/2007                 10,602.42                10,534.76                10,507.78
 7/31/2007                 10,616.96                10,622.63                10,565.74
 8/31/2007                 10,699.43                10,752.83                10,661.06
 9/30/2007                 10,774.63                10,834.40                10,775.20
10/31/2007                 10,841.94                10,931.73                10,845.90
11/30/2007                 10,903.78                11,128.31                10,986.17
12/31/2007                 10,885.78                11,159.57                10,999.49
 1/31/2008                 10,933.54                11,347.03                11,183.00
 2/29/2008                 10,851.97                11,362.78                11,127.07
 3/31/2008                 10,787.18                11,401.55                11,011.87
 4/30/2008                 10,768.90                11,377.72                11,069.31
 5/31/2008                 10,799.24                11,294.29                10,982.56
 6/30/2008                 10,714.83                11,285.16                10,891.30
 7/31/2008                 10,608.33                11,275.96                10,786.79
 8/31/2008                 10,606.83                11,382.97                10,851.36
 9/30/2008                 10,189.21                11,230.08                10,513.57
10/31/2008                  9,484.92                10,965.00                10,122.30
11/30/2008                  9,303.29                11,321.91                10,105.64
12/31/2008                  9,198.38                11,744.32                10,481.57
 1/31/2009                  9,231.76                11,640.70                10,465.69
 2/28/2009                  9,170.44                11,596.76                10,348.52
 3/31/2009                  9,357.34                11,757.97                10,544.17
 4/30/2009                  9,581.52                11,814.19                10,726.18
 5/31/2009                 10,228.45                11,899.88                10,983.21
 6/30/2009                 10,519.89                11,967.56                11,115.28
 7/31/2009                 10,899.89                12,160.60                11,437.54
 8/31/2009                 11,247.84                12,286.51                11,600.89
 9/30/2009                 11,616.13                12,415.58                11,813.27
10/31/2009                 11,826.71                12,476.88                11,920.81
11/30/2009                 11,994.47                12,638.41                12,068.22
12/31/2009                 12,036.79                12,440.86                11,980.55
 1/31/2010                 12,379.30                12,630.90                12,196.98
 2/28/2010                 12,464.54                12,678.07                12,258.45
 3/31/2010                 12,654.72                12,662.48                12,326.85
 4/30/2010                 12,897.61                12,794.29                12,497.90
 5/31/2010                 12,751.04                12,901.96                12,503.23
 6/30/2010                 12,866.59                13,104.28                12,704.95
 7/31/2010                 13,109.39                13,244.09                12,880.60
 8/31/2010                 13,334.18                13,414.50                13,074.50
 9/30/2010                 13,526.21                13,428.80                13,151.88
10/31/2010                 13,728.71                13,476.61                13,231.31
11/30/2010                 13,694.39                13,399.16                13,127.27
12/31/2010                 13,655.99                13,254.67                13,012.94
 1/31/2011                 13,831.62                13,270.09                13,081.67
 2/28/2011                 13,946.44                13,303.29                13,135.13
 3/31/2011                 14,011.69                13,310.64                13,150.68
 4/30/2011                 14,238.64                13,479.60                13,345.30
 5/31/2011                 14,406.90                13,655.51                13,486.37
 6/30/2011                 14,293.12                13,615.53                13,420.76
 7/31/2011                 14,476.41                13,831.59                13,608.70
 8/31/2011                 14,334.75                14,033.67                13,665.22
 9/30/2011                 14,210.38                14,135.75                13,633.48
10/31/2011                 14,408.82                14,150.94                13,746.85
11/30/2011                 14,346.16                14,138.66                13,658.57
12/31/2011                 14,522.34                14,294.06                13,830.36
 1/31/2012                 14,788.57                14,419.57                14,066.61
 2/29/2012                 14,920.99                14,416.26                14,119.80
 3/31/2012                 14,955.83                14,337.27                14,085.82
 4/30/2012                 15,099.76                14,496.22                14,252.22
 5/31/2012                 15,134.97                14,627.38                14,348.91
 6/30/2012                 15,213.26                14,633.12                14,402.19
 7/31/2012                 15,529.47                14,834.96                14,652.26
 8/31/2012                 15,655.54                14,844.65                14,703.55
 9/30/2012                 15,809.64                14,865.08                14,795.12
10/31/2012                 16,025.20                14,894.32                14,859.22
11/30/2012                 16,106.41                14,917.82                14,906.73
12/31/2012                 16,148.50                14,896.58                14,911.76
 1/31/2013                 16,206.45                14,792.39                14,855.72
 2/28/2013                 16,340.00                14,866.53                14,936.31
 3/31/2013                 16,429.24                14,878.41                14,963.49
 4/30/2013                 16,649.13                15,028.96                15,126.46
 5/31/2013                 16,467.57                14,760.81                14,860.88
 6/30/2013                 16,061.56                14,532.48                14,539.55
 7/31/2013                 16,163.74                14,552.35                14,592.51
 8/31/2013                 16,072.79                14,477.96                14,486.56
 9/30/2013                 16,160.68                14,615.03                14,663.83
10/31/2013                 16,370.38                14,733.19                14,802.09
11/30/2013                 16,385.72                14,678.02                14,774.84
12/31/2013                 16,360.46                14,595.08                14,688.51
 1/31/2014                 16,599.96                14,810.72                14,899.37
 2/28/2014                 16,735.98                14,889.47                14,996.08
 3/31/2014                 16,794.38                14,864.11                14,969.88
 4/30/2014                 16,960.16                14,989.54                15,090.29
 5/31/2014                 17,125.89                15,160.20                15,265.91
 6/30/2014                 17,183.61                15,168.04                15,289.62
 7/31/2014                 17,192.97                15,130.00                15,245.64
 8/31/2014                 17,329.85                15,297.02                15,405.66
 9/30/2014                 17,230.54                15,193.16                15,290.24
10/31/2014                 17,303.27                15,342.49                15,427.50
11/30/2014                 17,377.44                15,451.34                15,532.00
12/31/2014                 17,299.43                15,465.83                15,506.42
 1/31/2015                 17,546.40                15,790.10                15,840.51
 2/28/2015                 17,491.16                15,641.66                15,728.84
 3/31/2015                 17,532.25                15,714.26                15,788.42
 4/30/2015                 17,524.61                15,657.89                15,747.87
 5/31/2015                 17,484.74                15,620.17                15,707.00
 6/30/2015                 17,283.79                15,449.83                15,530.44
 7/31/2015                 17,291.93                15,557.25                15,638.37
 8/31/2015                 17,137.61                15,534.88                15,570.06
 9/30/2015                 17,150.30                15,639.96                15,629.02
10/31/2015                 17,207.63                15,642.63                15,674.87
11/30/2015                 17,119.10                15,601.27                15,637.75
12/31/2015                 16,898.82                15,550.87                15,544.48
 1/31/2016                 16,956.75                15,764.83                15,701.70

                                      [END CHART]

                          Data from 1/31/06 through 1/31/2016.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Shares to the following benchmarks:

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

o The Lipper Index tracks the performance of funds that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. SOURCE: LIPPER, A THOMSON REUTERS COMPANY.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                   o 12-MONTH DIVIDEND YIELD COMPARISON o

                 [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                 USAA                  LIPPER CORE
                           INTERMEDIATE-TERM            PLUS BOND
                              BOND FUND                   FUNDS
                                SHARES                   AVERAGE
1/31/2007                       4.79%                     4.48%
1/31/2008                       4.98                      4.60
1/31/2009                       5.80                      5.63
1/31/2010                       5.16                      4.60
1/31/2011                       4.37                      3.71
1/31/2012                       3.83                      3.62
1/31/2013                       4.60                      3.06
1/31/2014                       4.31                      2.83
1/31/2015                       4.02                      3.15
1/31/2016                       4.21                      2.96

                              [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 1/31/07 through 1/31/16.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

10  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

USAA INTERMEDIATE-TERM BOND FUND INSTITUTIONAL SHARES
(INSTITUTIONAL SHARES) (Ticker Symbol: UIITX)

--------------------------------------------------------------------------------
                                       1/31/16                      7/31/15
--------------------------------------------------------------------------------
Net Assets                          $1.4 Billion                 $1.3 Billion
Net Asset Value Per Share              $10.15                       $10.58

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*      1 YEAR      5 YEARS         SINCE INCEPTION 8/01/08
       -1.90%            -3.27%       4.27%                   6.59%

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                     5 YEARS                SINCE INCEPTION 8/01/08
   -2.22%                      4.47%                         6.62%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD** AS OF 1/31/16            EXPENSE RATIO AS OF 7/31/15***
--------------------------------------------------------------------------------
             4.26%                                          0.58%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                          o CUMULATIVE PERFORMANCE COMPARISON o

                       [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                              USAA
                        INTERMEDIATE-TERM
                            BOND FUND                                         BARCLAYS U.S.
                          INSTITUTIONAL                                        AGGREGATE
                              SHARES                 LIPPER INDEX             BOND INDEX
 7/31/2008                 $10,000.00                $10,000.00               $10,000.00
 8/31/2008                   9,995.51                 10,059.87                10,094.91
 9/30/2008                   9,603.48                  9,746.71                 9,959.32
10/31/2008                   8,941.32                  9,383.98                 9,724.23
11/30/2008                   8,771.29                  9,368.53                10,040.76
12/31/2008                   8,673.92                  9,717.05                10,415.37
 1/31/2009                   8,706.83                  9,702.33                10,323.47
 2/28/2009                   8,650.28                  9,593.70                10,284.50
 3/31/2009                   8,827.96                  9,775.08                10,427.47
 4/30/2009                   9,040.93                  9,943.81                10,477.33
 5/31/2009                   9,652.88                 10,182.10                10,553.32
 6/30/2009                   9,929.45                 10,304.54                10,613.35
 7/31/2009                  10,289.85                 10,603.29                10,784.54
 8/31/2009                  10,619.91                 10,754.73                10,896.20
 9/30/2009                  10,969.35                 10,951.61                11,010.66
10/31/2009                  11,170.03                 11,051.31                11,065.03
11/30/2009                  11,330.16                 11,187.97                11,208.28
12/31/2009                  11,372.15                 11,106.69                11,033.08
 1/31/2010                  11,697.42                 11,307.34                11,201.62
 2/28/2010                  11,779.67                 11,364.32                11,243.45
 3/31/2010                  11,949.41                 11,427.73                11,229.63
 4/30/2010                  12,193.02                 11,586.31                11,346.52
 5/31/2010                  12,056.28                 11,591.25                11,442.00
 6/30/2010                  12,167.42                 11,778.25                11,621.43
 7/31/2010                  12,399.30                 11,941.09                11,745.42
 8/31/2010                  12,613.97                 12,120.85                11,896.55
 9/30/2010                  12,797.72                 12,192.59                11,909.23
10/31/2010                  12,991.55                 12,266.22                11,951.63
11/30/2010                  12,961.29                 12,169.77                11,882.94
12/31/2010                  12,927.36                 12,063.78                11,754.80
 1/31/2011                  13,095.79                 12,127.49                11,768.48
 2/28/2011                  13,206.51                 12,177.05                11,797.92
 3/31/2011                  13,270.59                 12,191.48                11,804.44
 4/30/2011                  13,474.88                 12,371.90                11,954.28
 5/31/2011                  13,649.10                 12,502.68                12,110.29
 6/30/2011                  13,543.39                 12,441.86                12,074.83
 7/31/2011                  13,719.21                 12,616.09                12,266.44
 8/31/2011                  13,587.04                 12,668.48                12,445.65
 9/30/2011                  13,470.13                 12,639.06                12,536.18
10/31/2011                  13,659.13                 12,744.16                12,549.65
11/30/2011                  13,600.79                 12,662.31                12,538.76
12/31/2011                  13,768.99                 12,821.58                12,676.57
 1/31/2012                  14,022.38                 13,040.59                12,787.88
 2/29/2012                  14,148.83                 13,089.91                12,784.95
 3/31/2012                  14,182.91                 13,058.41                12,714.90
 4/30/2012                  14,320.11                 13,212.66                12,855.86
 5/31/2012                  14,354.33                 13,302.31                12,972.18
 6/30/2012                  14,429.43                 13,351.70                12,977.27
 7/31/2012                  14,730.70                 13,583.53                13,156.26
 8/31/2012                  14,851.51                 13,631.08                13,164.86
 9/30/2012                  14,998.77                 13,715.97                13,182.98
10/31/2012                  15,204.39                 13,775.39                13,208.91
11/30/2012                  15,283.23                 13,819.44                13,229.75
12/31/2012                  15,324.47                 13,824.10                13,210.92
 1/31/2013                  15,380.41                 13,772.15                13,118.52
 2/28/2013                  15,508.42                 13,846.86                13,184.27
 3/31/2013                  15,594.54                 13,872.06                13,194.80
 4/30/2013                  15,804.67                 14,023.14                13,328.31
 5/31/2013                  15,633.59                 13,776.93                13,090.51
 6/30/2013                  15,263.30                 13,479.04                12,888.02
 7/31/2013                  15,346.95                 13,528.13                12,905.64
 8/31/2013                  15,261.84                 13,429.91                12,839.67
 9/30/2013                  15,360.79                 13,594.26                12,961.22
10/31/2013                  15,546.78                 13,722.43                13,066.01
11/30/2013                  15,562.59                 13,697.17                13,017.09
12/31/2013                  15,539.84                 13,617.14                12,943.53
 1/31/2014                  15,769.19                 13,812.61                13,134.78
 2/28/2014                  15,900.11                 13,902.27                13,204.61
 3/31/2014                  15,957.39                 13,877.98                13,182.12
 4/30/2014                  16,116.67                 13,989.61                13,293.36
 5/31/2014                  16,276.00                 14,152.42                13,444.71
 6/30/2014                  16,347.03                 14,174.40                13,451.66
 7/31/2014                  16,342.55                 14,133.62                13,417.92
 8/31/2014                  16,474.27                 14,281.98                13,566.04
 9/30/2014                  16,381.37                 14,174.98                13,473.93
10/31/2014                  16,452.05                 14,302.22                13,606.37
11/30/2014                  16,523.95                 14,399.10                13,702.90
12/31/2014                  16,451.14                 14,375.39                13,715.75
 1/31/2015                  16,687.57                 14,685.11                14,003.33
 2/28/2015                  16,636.38                 14,581.58                13,871.68
 3/31/2015                  16,676.78                 14,636.82                13,936.07
 4/30/2015                  16,670.89                 14,599.22                13,886.08
 5/31/2015                  16,634.32                 14,561.34                13,852.63
 6/30/2015                  16,444.58                 14,397.66                13,701.56
 7/31/2015                  16,453.47                 14,497.72                13,796.83
 8/31/2015                  16,307.92                 14,434.38                13,776.99
 9/30/2015                  16,321.22                 14,489.04                13,870.18
10/31/2015                  16,377.03                 14,531.55                13,872.54
11/30/2015                  16,293.80                 14,497.14                13,835.87
12/31/2015                  16,085.36                 14,410.67                13,791.17
 1/31/2016                  16,141.38                 14,556.42                13,980.91

                                   [END CHART]

                       Data from 7/31/08 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Lipper Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                o 12-MONTH DIVIDEND YIELD COMPARISON o

             [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                     USAA
                               INTERMEDIATE-TERM                     LIPPER CORE
                                   BOND FUND                          PLUS BOND
                                 INSTITUTIONAL                          FUNDS
                                    SHARES                             AVERAGE
1/31/2010                            6.15%                              4.60%
1/31/2011                            5.64                               3.71
1/31/2012                            5.37                               3.62
1/31/2013                            4.69                               3.06
1/31/2014                            4.41                               2.83
1/31/2015                            4.13                               3.15
1/31/2016                            4.31                               2.96

                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 1/31/10 through 1/31/16.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUND |  13

================================================================================

USAA INTERMEDIATE-TERM BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UITBX)

--------------------------------------------------------------------------------
                                       1/31/16                      7/31/15
--------------------------------------------------------------------------------
Net Assets                          $94.6 Million               $118.8 Million
Net Asset Value Per Share              $10.14                      $10.58

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*       1 YEAR       5 YEARS        SINCE INCEPTION 8/01/10
       -2.15%             -3.59%        3.88%                  4.50%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                    5 YEARS                  SINCE INCEPTION 8/01/10
   -2.53%                     4.10%                            4.54%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD** AS OF 1/31/16              EXPENSE RATIO AS OF 7/31/15***
--------------------------------------------------------------------------------
              3.92%                                         0.89%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

14  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                    o CUMULATIVE PERFORMANCE COMPARISON o

                 [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                 USAA
                          INTERMEDIATE-TERM                                        BARCLAYS
                              BOND FUND                                         U.S. AGGREGATE
                           ADVISER SHARES              LIPPER INDEX               BOND INDEX
 7/31/2010                   $10,000.00                 $10,000.00                $10,000.00
 8/31/2010                    10,167.97                  10,150.54                 10,128.67
 9/30/2010                    10,321.93                  10,210.61                 10,139.47
10/31/2010                    10,473.75                  10,272.28                 10,175.57
11/30/2010                    10,444.97                  10,191.51                 10,117.09
12/31/2010                    10,402.80                  10,102.74                 10,007.99
 1/31/2011                    10,534.01                  10,156.10                 10,019.64
 2/28/2011                    10,629.23                  10,197.61                 10,044.70
 3/31/2011                    10,666.05                  10,209.68                 10,050.25
 4/30/2011                    10,836.23                  10,360.78                 10,177.83
 5/31/2011                    10,961.69                  10,470.30                 10,310.65
 6/30/2011                    10,882.66                  10,419.36                 10,280.46
 7/31/2011                    11,019.42                  10,565.27                 10,443.59
 8/31/2011                    10,898.39                  10,609.15                 10,596.17
 9/30/2011                    10,800.87                  10,584.51                 10,673.26
10/31/2011                    10,949.26                  10,672.52                 10,684.72
11/30/2011                    10,909.42                  10,603.98                 10,675.45
12/31/2011                    11,040.42                  10,737.36                 10,792.78
 1/31/2012                    11,240.16                  10,920.77                 10,887.55
 2/29/2012                    11,327.45                  10,962.07                 10,885.05
 3/31/2012                    11,350.95                  10,935.69                 10,825.41
 4/30/2012                    11,468.29                  11,064.87                 10,945.43
 5/31/2012                    11,492.11                  11,139.94                 11,044.46
 6/30/2012                    11,537.81                  11,181.31                 11,048.79
 7/31/2012                    11,774.97                  11,375.45                 11,201.19
 8/31/2012                    11,867.33                  11,415.27                 11,208.51
 9/30/2012                    11,981.60                  11,486.36                 11,223.94
10/31/2012                    12,142.42                  11,536.12                 11,246.01
11/30/2012                    12,211.85                  11,573.01                 11,263.76
12/31/2012                    12,240.84                  11,576.91                 11,247.72
 1/31/2013                    12,270.24                  11,533.41                 11,169.05
 2/28/2013                    12,379.76                  11,595.97                 11,225.04
 3/31/2013                    12,444.20                  11,617.08                 11,234.00
 4/30/2013                    12,596.42                  11,743.60                 11,347.67
 5/31/2013                    12,455.72                  11,537.42                 11,145.21
 6/30/2013                    12,156.60                  11,287.95                 10,972.81
 7/31/2013                    12,219.48                  11,329.06                 10,987.81
 8/31/2013                    12,147.56                  11,246.80                 10,931.64
 9/30/2013                    12,222.46                  11,384.43                 11,035.13
10/31/2013                    12,377.93                  11,491.77                 11,124.35
11/30/2013                    12,386.38                  11,470.61                 11,082.70
12/31/2013                    12,352.59                  11,403.60                 11,020.07
 1/31/2014                    12,531.20                  11,567.29                 11,182.90
 2/28/2014                    12,643.21                  11,642.38                 11,242.36
 3/31/2014                    12,672.93                  11,622.04                 11,223.21
 4/30/2014                    12,795.45                  11,715.52                 11,317.91
 5/31/2014                    12,917.79                  11,851.87                 11,446.77
 6/30/2014                    12,970.20                  11,870.27                 11,452.69
 7/31/2014                    12,962.55                  11,836.12                 11,423.96
 8/31/2014                    13,075.34                  11,960.36                 11,550.08
 9/30/2014                    12,986.88                  11,870.76                 11,471.65
10/31/2014                    13,051.48                  11,977.32                 11,584.41
11/30/2014                    13,093.40                  12,058.45                 11,666.59
12/31/2014                    13,044.24                  12,038.59                 11,677.53
 1/31/2015                    13,216.24                  12,297.96                 11,922.38
 2/28/2015                    13,172.46                  12,211.26                 11,810.29
 3/31/2015                    13,200.97                  12,257.52                 11,865.12
 4/30/2015                    13,192.98                  12,226.04                 11,822.55
 5/31/2015                    13,172.94                  12,194.31                 11,794.07
 6/30/2015                    13,006.82                  12,057.24                 11,665.46
 7/31/2015                    13,022.14                  12,141.03                 11,746.57
 8/31/2015                    12,903.60                  12,087.99                 11,729.67
 9/30/2015                    12,898.53                  12,133.76                 11,809.01
10/31/2015                    12,939.27                  12,169.37                 11,811.03
11/30/2015                    12,882.46                  12,140.55                 11,779.80
12/31/2015                    12,714.05                  12,068.13                 11,741.75
 1/31/2016                    12,742.08                  12,190.19                 11,903.29

                                   [END CHART]

                      Data from 7/31/10 to 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Intermediate-Term Bond Fund Adviser Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Lipper Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                    USAA
                              INTERMEDIATE-TERM                      LIPPER CORE
                                  BOND FUND                           PLUS BOND
                               ADVISER SHARES                       FUNDS AVERAGE
1/31/2012                          4.93%                                3.62%
1/31/2013                          4.31                                 3.06
1/31/2014                          4.02                                 2.83
1/31/2015                          3.80                                 3.15
1/31/2016                          3.98                                 2.96

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 1/31/12 through 1/31/16.

The Lipper Core Plus Bond Funds Average is the average performance level of all investment-grade debt funds, as reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

16  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 1/31/16 o

                       [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        13.6%
AA                                                                          6.0%
A                                                                          20.4%
BBB                                                                        48.2%
BELOW INVESTMENT-GRADE                                                      9.8%
UNRATED                                                                     2.0%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 19-43.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                       o ASSET ALLOCATION - 1/31/16 o

                       [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      57.0%
EURODOLLAR AND YANKEE OBLIGATIONS                                          16.7%
COMMERCIAL MORTGAGE SECURITIES                                              8.8%
U.S. TREASURY SECURITIES                                                    7.5%
MUNICIPAL BONDS                                                             4.2%
PREFERRED STOCKS                                                            2.6%
ASSET-BACKED SECURITIES                                                     1.1%
U.S. GOVERNMENT AGENCY ISSUES                                               0.4%
FOREIGN GOVERNMENT OBLIGATIONS                                              0.3%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%
MONEY MARKET INSTRUMENTS                                                    0.1%

                                   [END CHART]

    Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

18  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              CORPORATE OBLIGATIONS (57.0%)

              CONSUMER DISCRETIONARY (3.2%)
              -----------------------------
              AUTO PARTS & EQUIPMENT (0.1%)
$     2,000   Lear Corp.                                               4.75%     1/15/2023         $    2,030
                                                                                                   ----------
              AUTOMOTIVE RETAIL (0.5%)
     10,302   Advance Auto Parts, Inc.                                 4.50     12/01/2023             10,571
      5,500   CST Brands, Inc.                                         5.00      5/01/2023              5,514
                                                                                                   ----------
                                                                                                       16,085
                                                                                                   ----------
              CABLE & SATELLITE (0.9%)
     20,000   CCO Safari II, LLC(a)                                    4.91      7/23/2025             20,050
      1,000   Comcast Corp.                                            6.50      1/15/2017              1,051
      5,000   NBCUniversal Enterprise, Inc.(a)                         1.97      4/15/2019              5,028
      3,750   Neptune Finco Corp.(b)                                   0.05     10/09/2022              3,750
                                                                                                   ----------
                                                                                                       29,879
                                                                                                   ----------
              DEPARTMENT STORES (0.5%)
      3,200   Dillard's, Inc.                                          7.13      8/01/2018              3,502
     10,346   J.C. Penney Corp., Inc.(b)                               0.06      5/22/2018             10,126
        851   Macy's Retail Holdings, Inc.                             5.90     12/01/2016                883
      2,000   Macy's Retail Holdings, Inc.                             7.45      7/15/2017              2,152
                                                                                                   ----------
                                                                                                       16,663
                                                                                                   ----------
              GENERAL MERCHANDISE STORES (0.1%)
      1,730   Dollar Tree, Inc.(b)                                     0.04      7/06/2022              1,728
                                                                                                   ----------
              HOME FURNISHINGS (0.2%)
      4,428   Serta Simmons Holdings, LLC(b)                           0.04     10/01/2019              4,409
                                                                                                   ----------
              HOMEBUILDING (0.2%)
      2,000   D.R. Horton, Inc.                                        5.75      8/15/2023              2,115
      5,000   Lennar Corp.                                             4.50     11/15/2019              5,163
                                                                                                   ----------
                                                                                                        7,278
                                                                                                   ----------
              HOUSEHOLD APPLIANCES (0.0%)
      1,000   Whirlpool Corp.                                          7.75      7/15/2016              1,029
                                                                                                   ----------
              RESTAURANTS (0.1%)
      3,793   1011778 B.C. Unlimited Liability Co.(b)                  0.04     12/10/2021              3,775
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              SPECIALIZED CONSUMER SERVICES (0.1%)
$     1,000   Service Corp. International                              7.63%    10/01/2018         $    1,124
      2,000   Service Corp. International                              5.38      5/15/2024              2,125
                                                                                                   ----------
                                                                                                        3,249
                                                                                                   ----------
              SPECIALTY STORES (0.5%)
      4,392   Harbor Freight Tools USA, Inc.(b)                        0.05      7/26/2019              4,398
      2,978   PetSmart, Inc.(b)                                        0.04      3/11/2022              2,891
      2,000   Sally Holdings, LLC / Sally Capital, Inc.                5.75      6/01/2022              2,098
      6,000   Staples, Inc.(b),(c)                                     4.75      1/29/2022              5,966
                                                                                                   ----------
                                                                                                       15,353
                                                                                                   ----------
              Total Consumer Discretionary                                                            101,478
                                                                                                   ----------
              CONSUMER STAPLES (2.2%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
      2,000   Cargill, Inc.(a)                                         6.00     11/27/2017              2,144
                                                                                                   ----------
              DRUG RETAIL (0.8%)
      5,000   CVS Health Corp.                                         4.88      7/20/2035              5,207
      9,000   CVS Pass-Through Trust(a),(d)                            5.93      1/10/2034              9,945
     10,000   Walgreens Boots Alliance, Inc.                           3.80     11/18/2024              9,862
                                                                                                   ----------
                                                                                                       25,014
                                                                                                   ----------
              FOOD RETAIL (0.1%)
      3,850   Albertson's, LLC(b)                                      0.05      8/25/2019              3,773
                                                                                                   ----------
              PACKAGED FOODS & MEAT (1.2%)
     10,000   J.M. Smucker Co.                                         4.25      3/15/2035              9,894
     15,000   Kraft Foods Group, Inc.                                  3.50      6/06/2022             15,360
      1,799   Kraft Heinz Foods Co(a)                                  4.88      2/15/2025              1,926
      3,500   Mead Johnson Nutrition Co.                               4.13     11/15/2025              3,595
     10,000   Tyson Foods, Inc.                                        3.95      8/15/2024             10,371
                                                                                                   ----------
                                                                                                       41,146
                                                                                                   ----------
              Total Consumer Staples                                                                   72,077
                                                                                                   ----------
              ENERGY (8.4%)
              -------------
              OIL & GAS DRILLING (0.7%)
     10,000   Nabors Industries, Inc.                                  4.63      9/15/2021              7,445
      5,000   Noble Holding International Ltd.                         2.50      3/15/2017              4,401
      1,000   Noble Holding International Ltd.                         4.90      8/01/2020                603
      3,000   Noble Holding International Ltd.                         3.95      3/15/2022              1,524
      5,000   Noble Holding International Ltd.                         5.95      4/01/2025              2,522
      5,000   Transocean, Inc.(d)                                      5.80     12/15/2016              4,869
                                                                                                   ----------
                                                                                                       21,364
                                                                                                   ----------

================================================================================

20  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              OIL & GAS EQUIPMENT & SERVICES (0.2%)
$     3,079   SEACOR Holdings, Inc.                                    7.38%    10/01/2019         $    2,756
      2,000   SESI, LLC                                                7.13     12/15/2021              1,425
      2,000   Weatherford Bermuda                                      9.63      3/01/2019              1,580
      3,180   Weatherford International Ltd.                           5.13      9/15/2020              2,281
                                                                                                   ----------
                                                                                                        8,042
                                                                                                   ----------
              OIL & GAS EXPLORATION & PRODUCTION (1.5%)
      8,000   Anadarko Petroleum Corp.                                 6.38      9/15/2017              8,084
      1,830   Chesapeake Energy Corp.(a)                               8.00     12/15/2022                791
      4,000   Denbury Resources, Inc.                                  6.38      8/15/2021              1,460
      2,000   Devon Energy Corp.                                       6.30      1/15/2019              1,865
      5,000   Devon Energy Corp.                                       5.85     12/15/2025              4,678
      2,000   EQT Corp.                                                6.50      4/01/2018              2,093
      1,000   EQT Corp.                                                8.13      6/01/2019              1,081
      3,000   EQT Corp.                                                4.88     11/15/2021              2,713
      2,000   Hess Corp.                                               8.13      2/15/2019              2,063
      5,000   Newfield Exploration Co.                                 5.38      1/01/2026              4,050
      2,000   Noble Energy, Inc.                                       8.25      3/01/2019              2,179
      5,000   Pioneer Natural Resource                                 3.95      7/15/2022              4,658
      1,000   Polar Tankers, Inc.(a)                                   5.95      5/10/2037              1,154
        900   QEP Resources, Inc.                                      6.80      3/01/2020                763
      5,000   QEP Resources, Inc.                                      6.88      3/01/2021              3,825
     10,000   Southwestern Energy Co.                                  4.10      3/15/2022              6,387
      2,000   Southwestern Energy Co.                                  4.95      1/23/2025              1,242
                                                                                                   ----------
                                                                                                       49,086
                                                                                                   ----------
              OIL & GAS REFINING & MARKETING (0.2%)
      5,000   Marathon Petroleum Corp.                                 4.75      9/15/2044              3,809
      2,000   Motiva Enterprises, LLC(a)                               5.75      1/15/2020              2,167
                                                                                                   ----------
                                                                                                        5,976
                                                                                                   ----------
              OIL & GAS STORAGE & TRANSPORTATION (5.8%)
     15,000   Boardwalk Pipelines, LP                                  4.95     12/15/2024             12,724
        250   Buckeye Partners, LP                                     5.13      7/01/2017                255
     10,000   Buckeye Partners, LP                                     2.65     11/15/2018              9,687
     10,000   Buckeye Partners, LP                                     4.35     10/15/2024              8,235
     10,000   Columbia Pipeline Group, Inc.(a)                         4.50      6/01/2025              9,037
      3,000   DCP Midstream Operating, LP                              4.95      4/01/2022              2,256
      4,000   DCP Midstream Operating, LP                              3.88      3/15/2023              2,697
     18,000   DCP Midstream, LLC(a)                                    5.85      5/21/2043             10,350
     19,000   Enbridge Energy Partners, LP                             8.05     10/01/2077             13,442
      1,000   Energy Transfer Partners, LP                             9.70      3/15/2019              1,082
     16,000   Energy Transfer Partners, LP                             3.35(e)  11/01/2066              9,440
      6,000   EnLink Midstream Partners, LP                            4.15      6/01/2025              4,114

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
$     1,000   Enterprise Products Operating, LLC                       8.38%     8/01/2066         $      803
      5,000   Enterprise Products Operating, LLC                       7.00      6/01/2067              4,013
     11,800   Enterprise Products Operating, LLC                       7.03      1/15/2068             11,829
      5,000   EQT Midstream Partners, LP                               4.00      8/01/2024              3,874
      3,000   Gulfstream Natural Gas System, LLC(a)                    6.95      6/01/2016              3,048
      2,000   Kinder Morgan Energy Partners                            6.50      4/01/2020              2,043
      7,000   Kinder Morgan Energy Partners(d)                         5.00     10/01/2021              6,622
      1,000   Kinder Morgan, Inc.                                      6.50      9/15/2020              1,002
      6,000   Kinder Morgan, Inc.(a)                                   5.00      2/15/2021              5,728
      7,500   MPLX, LP                                                 4.00      2/15/2025              5,555
     12,000   NGPL PipeCo, LLC(a)                                      7.12     12/15/2017             11,340
      2,000   NuStar Logistics, LP                                     8.15      4/15/2018              1,970
      5,000   NuStar Logistics, LP                                     4.80      9/01/2020              4,275
      3,000   NuStar Logistics, LP                                     4.75      2/01/2022              2,475
      2,000   ONEOK Partners, LP                                       8.63      3/01/2019              2,144
      5,000   ONEOK Partners, LP                                       4.90      3/15/2025              4,023
      8,000   ONEOK, Inc.                                              4.25      2/01/2022              5,560
      1,000   Plains All American Pipeline, LP                         8.75      5/01/2019              1,101
      1,000   Questar Pipeline Co.                                     5.83      2/01/2018              1,077
      2,000   Southern Union Co.                                       3.35(e)  11/01/2066              1,015
      1,000   Spectra Energy Capital, LLC                              8.00     10/01/2019              1,121
      4,500   Targa Resources Partners, LP                             5.00      1/15/2018              4,224
      3,000   Targa Resources Partners, LP                             6.88      2/01/2021              2,610
      2,000   Tennessee Gas Pipeline Co.                               7.00     10/15/2028              1,983
      3,000   Transcontinental Gas Pipe Line Co., LLC(a)               7.85      2/01/2026              3,134
      5,000   Western Gas Partners, LP                                 5.38      6/01/2021              4,673
     10,000   Williams Companies, Inc.                                 4.55      6/24/2024              6,565
                                                                                                   ----------
                                                                                                      187,126
                                                                                                   ----------
              Total Energy                                                                            271,594
                                                                                                   ----------
              FINANCIALS (24.7%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.4%)
     10,000   Ares Capital Corp.                                       4.88     11/30/2018             10,317
     10,000   FS Investment Corp.                                      4.00      7/15/2019             10,114
      5,000   Main Street Capital Corp.                                4.50     12/01/2019              5,104
     11,400   Prospect Capital Corp.                                   5.00      7/15/2019             11,457
     10,000   State Street Capital Trust IV                            1.51(e)   6/01/2077              7,867
                                                                                                   ----------
                                                                                                       44,859
                                                                                                   ----------
              CONSUMER FINANCE (0.3%)
      8,000   American Express Co.                                     6.80      9/01/2066              7,910
                                                                                                   ----------
              DIVERSIFIED BANKS (2.2%)
      1,000   Bank of America Corp.                                    8.00              -(f)           1,011
      1,000   Bank of America Corp.                                    8.13              -(f)           1,016

================================================================================

22  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
$     2,000   Bank of America Corp.                                    5.63%    10/14/2016         $    2,061
      2,000   Bank of America Corp.                                    5.75     12/01/2017              2,128
     10,000   Bank of America Corp.                                    1.66(e)   3/22/2018             10,011
     10,000   Bank of America Corp.                                    4.20      8/26/2024              9,945
     15,000   Citigroup, Inc.                                          4.40      6/10/2025             15,009
      1,000   Comerica Bank                                            5.20      8/22/2017              1,052
      6,035   Compass Bank                                             6.40     10/01/2017              6,377
      2,000   JPMorgan Chase Capital XIII                              1.55(e)   9/30/2034              1,682
     10,000   JPMorgan Chase Capital XXI                               1.28(e)   1/15/2087              7,588
      7,500   USB Realty Corp.(a)                                      1.77(e)           -(f)           6,394
      5,000   Wells Fargo & Co.                                        3.50      3/08/2022              5,228
                                                                                                   ----------
                                                                                                       69,502
                                                                                                   ----------
              INVESTMENT BANKING & BROKERAGE (0.3%)
     10,000   Morgan Stanley                                           4.88     11/01/2022             10,651
                                                                                                   ----------
              LIFE & HEALTH INSURANCE (2.1%)
      3,000   American Equity Investment Life Holding Co.              6.63      7/15/2021              3,135
      2,000   Forethought Financial Group(a)                           8.63      4/15/2021              2,307
     13,018   Lincoln National Corp.                                   7.00(e)   5/17/2066              9,731
      5,000   MetLife Capital Trust X(a)                               9.25      4/08/2068              6,712
      8,000   MetLife, Inc.                                            6.40     12/15/2066              8,420
      1,000   Ohio National Financial Services, Inc.(a)                6.38      4/30/2020              1,127
      2,000   Ohio National Financial Services, Inc.(a)                6.63      5/01/2031              2,432
      5,000   Primerica, Inc.                                          4.75      7/15/2022              5,421
      3,000   Principal Financial Global Fund, LLC                     1.14(e)   1/10/2031              2,692
      2,000   Prudential Financial, Inc.                               6.00     12/01/2017              2,157
     10,000   Prudential Financial, Inc.                               5.88      9/15/2042             10,500
     16,271   StanCorp Financial Group, Inc.                           6.90      6/01/2067             13,261
                                                                                                   ----------
                                                                                                       67,895
                                                                                                   ----------
              MULTI-LINE INSURANCE (1.4%)
      2,000   American International Group, Inc.                       8.18      5/15/2068              2,608
     10,000   Genworth Holdings, Inc.                                  6.15     11/15/2066              2,700
     14,000   Glen Meadow Pass-Through Trust(a)                        6.51      2/12/2067             10,815
     10,000   Kemper Corp.                                             4.35      2/15/2025             10,204
     20,235   Nationwide Mutual Insurance Co.(a)                       2.80(e)  12/15/2024             19,618
                                                                                                   ----------
                                                                                                       45,945
                                                                                                   ----------
              MULTI-SECTOR HOLDINGS (0.5%)
      5,000   Berkshire Hathaway Finance Corp.                         1.30      5/15/2018              5,013
     10,000   BNSF Funding Trust I                                     6.61     12/15/2055             11,175
                                                                                                   ----------
                                                                                                       16,188
                                                                                                   ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
      5,000   Icahn Enterprises, LP                                    3.50      3/15/2017              4,975
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              PROPERTY & CASUALTY INSURANCE (4.8%)
$     2,000   Allied World Assurance Holdings Ltd.                     7.50%     8/01/2016         $    2,059
      2,000   Allied World Assurance Holdings Ltd.                     5.50     11/15/2020              2,206
      5,000   Allied World Assurance Holdings Ltd.                     4.35     10/29/2025              4,987
     15,000   Allstate Corp.                                           5.75      8/15/2053             15,309
      5,000   Allstate Corp.(d)                                        6.13      5/15/2067              4,950
      7,500   AmTrust Financial Services, Inc.                         6.13      8/15/2023              8,015
      1,535   Assured Guaranty U.S. Holdings, Inc.                     7.00      6/01/2034              1,668
      1,000   Assured Guaranty U.S. Holdings, Inc.                     6.40     12/15/2066                693
     25,000   Chubb Corp.                                              6.38      3/29/2067             23,475
      9,760   Ironshore Holdings, Inc.(a)                              8.50      5/15/2020             11,346
      4,000   Markel Corp.                                             3.63      3/30/2023              4,005
      5,000   Navigators Group, Inc.                                   5.75     10/15/2023              5,451
     15,000   Oil Insurance Ltd.(a)                                    3.59(e)           -(f)          13,350
     10,025   OneBeacon U.S. Holdings, Inc.                            4.60     11/09/2022             10,346
     10,000   ProAssurance Corp.                                       5.30     11/15/2023             10,840
     20,010   Progressive Corp.                                        6.70      6/15/2067             20,010
      5,000   RLI Corp.                                                4.88      9/15/2023              5,290
      5,000   Sirius International Group(a)                            6.38      3/20/2017              5,158
      5,000   Travelers Companies, Inc.(d)                             6.25      3/15/2067              4,975
                                                                                                   ----------
                                                                                                      154,133
                                                                                                   ----------
              REGIONAL BANKS (5.4%)
     10,000   Associated Banc-Corp.                                    4.25      1/15/2025             10,236
     10,000   Banc of California, Inc.                                 5.25      4/15/2025             10,041
      1,750   Bank of Oklahoma, N.A.(d)                                1.05(e)   5/15/2017              1,739
      5,000   BankUnited, Inc.                                         4.88     11/17/2025              4,963
     15,000   Citizens Financial Group, Inc.(a)                        4.15      9/28/2022             15,431
      4,750   CoBiz Financial, Inc.                                    5.63      6/25/2030              5,018
      2,000   Cullen/Frost Bankers, Inc.                               0.89(e)   2/15/2017              1,989
     10,000   Cullen/Frost Capital Trust II                            1.96(e)   3/01/2034              8,799
      5,000   First Financial Bancorp                                  5.13      8/25/2025              5,066
      1,000   First Maryland Capital Trust I                           1.62(e)   1/15/2027                844
     10,000   First Niagara Financial Group, Inc.(d)                   7.25     12/15/2021             11,933
      3,000   First Tennessee Bank, N.A.                               5.65      4/01/2016              3,016
      5,000   FirstMerit Bank, N.A.                                    4.27     11/25/2026              5,171
     10,000   FirstMerit Corp.                                         4.35      2/04/2023             10,270
     10,000   Fulton Financial Corp.                                   4.50     11/15/2024             10,179
      1,000   Hancock Holding Co.                                      5.88      4/01/2017              1,034
      5,000   Hilltop Holdings, Inc.                                   5.00      4/15/2025              4,963
      2,000   Key Bank, N.A.                                           5.45      3/03/2016              2,009
        750   KeyCorp Capital II                                       6.88      3/17/2029                876
     16,000   Manufacturers & Traders Trust Co.                        5.63     12/01/2021             15,720
      5,000   MUFG Americas Holdings Corp.                             3.50      6/18/2022              5,201

================================================================================

24  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
$    10,000   People's United Bank                                     4.00%     7/15/2024         $    9,874
     10,000   People's United Financial, Inc.                          3.65     12/06/2022              9,886
      5,000   SunTrust Capital I                                       1.03(e)   5/15/2027              4,038
      2,000   TCF National Bank                                        5.50      2/01/2016              2,000
      5,000   TCF National Bank                                        4.60      2/27/2025              5,020
      5,000   Webster Financial Corp.                                  4.38      2/15/2024              5,121
      1,000   Wilmington Trust Corp.                                   8.50      4/02/2018              1,129
      3,500   Wintrust Financial Corp.                                 5.00      6/13/2024              3,520
                                                                                                   ----------
                                                                                                      175,086
                                                                                                   ----------
              REINSURANCE (0.5%)
      5,000   Alleghany Corp.                                          5.63      9/15/2020              5,526
      6,259   Alterra USA Holdings Ltd.(a)                             7.20      4/14/2017              6,584
      5,000   Platinum Underwriters Finance, Inc.                      7.50      6/01/2017              5,336
                                                                                                   ----------
                                                                                                       17,446
                                                                                                   ----------
              REITs - DIVERSIFIED (0.2%)
      1,000   Liberty Property, LP                                     6.63     10/01/2017              1,069
      5,000   Washington REIT                                          3.95     10/15/2022              5,012
                                                                                                   ----------
                                                                                                        6,081
                                                                                                   ----------
              REITs - HEALTH CARE (0.7%)
      2,000   Nationwide Health Properties, Inc.                       6.90     10/01/2037              2,564
     10,000   Omega Healthcare Investors, Inc.                         4.95      4/01/2024             10,167
      2,000   Senior Housing Properties Trust(d)                       6.75     12/15/2021              2,277
      2,000   Welltower, Inc.                                          4.70      9/15/2017              2,089
      3,000   Welltower, Inc.                                          6.13      4/15/2020              3,397
      2,000   Welltower, Inc.                                          4.95      1/15/2021              2,176
                                                                                                   ----------
                                                                                                       22,670
                                                                                                   ----------
              REITs - OFFICE (1.2%)
      7,000   Alexandria Real Estate Equities, Inc.                    4.60      4/01/2022              7,486
      2,000   BioMed Realty, LP                                        6.13      4/15/2020              2,326
      3,000   BioMed Realty, LP                                        4.25      7/15/2022              3,353
      2,000   Boston Properties, LP                                    5.88     10/15/2019              2,234
      8,000   Boston Properties, LP                                    3.85      2/01/2023              8,285
      1,000   Brandywine Operating Partnership, LP                     6.00      4/01/2016              1,007
      6,000   Columbia Property Trust Operating Partnership, LP(d)     5.88      4/01/2018              6,423
         92   Duke Realty, LP                                          5.95      2/15/2017                 96
        932   Duke Realty, LP                                          6.50      1/15/2018              1,011
      2,000   Equity Commonwealth                                      6.25      8/15/2016              2,003
      1,000   Equity Commonwealth                                      6.65      1/15/2018              1,060
      1,000   Mack-Cali Realty, LP                                     7.75      8/15/2019              1,117
      1,000   Reckson Operating Partnership, LP                        6.00      3/31/2016              1,007
                                                                                                   ----------
                                                                                                       37,408
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              REITs - RESIDENTIAL (0.5%)
$     5,550   AvalonBay Communities, Inc.                              2.85%     3/15/2023         $    5,460
     10,000   UDR, Inc.                                                4.63      1/10/2022             10,886
                                                                                                   ----------
                                                                                                       16,346
                                                                                                   ----------
              REITs - RETAIL (1.1%)
      5,000   CBL & Associates, LP                                     5.25     12/01/2023              4,915
      3,000   Federal Realty Investment Trust                          3.00      8/01/2022              3,033
     10,000   Federal Realty Investment Trust                          2.75      6/01/2023              9,789
      1,000   National Retail Properties, Inc.                         6.88     10/15/2017              1,079
      5,000   National Retail Properties, Inc.                         4.00     11/15/2025              5,027
      2,000   Realty Income Corp.                                      5.95      9/15/2016              2,055
      2,000   Realty Income Corp.                                      5.75      1/15/2021              2,252
      2,100   Realty Income Corp.                                      3.25     10/15/2022              2,061
      5,000   Realty Income Corp.                                      4.13     10/15/2026              5,178
      1,500   Regency Centers, LP                                      5.88      6/15/2017              1,582
                                                                                                   ----------
                                                                                                       36,971
                                                                                                   ----------
              REITs - SPECIALIZED (1.3%)
      5,000   American Tower Corp.                                     3.45      9/15/2021              5,018
      5,000   American Tower Corp.(d)                                  5.90     11/01/2021              5,675
     21,204   CC Holdings GS V, LLC / Crown Castle III Corp.           3.85      4/15/2023             21,345
      3,980   Communications Sales & Leasing, Inc.(b)                  0.05     10/24/2022              3,742
      6,000   EPR Properties                                           7.75      7/15/2020              7,084
                                                                                                   ----------
                                                                                                       42,864
                                                                                                   ----------
              SPECIALIZED FINANCE (0.3%)
     10,000   McGraw Hill Financial, Inc.                              4.00      6/15/2025             10,109
                                                                                                   ----------
              THRIFTS & MORTGAGE FINANCE (0.3%)
     10,000   EverBank Financial Corp.                                 5.75      7/02/2025             10,362
                                                                                                   ----------
              Total Financials                                                                        797,401
                                                                                                   ----------
              HEALTH CARE (1.2%)
              ------------------
              BIOTECHNOLOGY (0.1%)
      5,000   Baxalta, Inc.(a)                                         4.00      6/23/2025              4,979
                                                                                                   ----------
              PHARMACEUTICALS (1.1%)
     10,000   Actavis Funding SCS                                      3.80      3/15/2025             10,165
      5,000   Mallinckrodt International Finance S.A.                  4.75      4/15/2023              4,363
      5,000   Mylan N.V.(a)                                            3.75     12/15/2020              5,062
      1,000   Pfizer, Inc.                                             6.05      3/30/2017              1,059
     15,000   Zoetis, Inc.                                             3.25      2/01/2023             14,348
                                                                                                   ----------
                                                                                                       34,997
                                                                                                   ----------
              Total Health Care                                                                        39,976
                                                                                                   ----------

================================================================================

26  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (6.0%)
              ------------------
              AEROSPACE & DEFENSE (0.9%)
$    10,000   L-3 Communications Corp.                                 5.20%    10/15/2019         $   10,674
     15,000   Lockheed Martin Corp.                                    3.60      3/01/2035             13,704
      5,000   United Technologies Corp.                                3.10      6/01/2022              5,176
                                                                                                   ----------
                                                                                                       29,554
                                                                                                   ----------
              AIR FREIGHT & LOGISTICS (0.3%)
     10,000   FedEx Corp.                                              3.90      2/01/2035              9,190
                                                                                                   ----------
              AIRLINES (1.9%)
         55   America West Airlines, Inc. Pass-Through Trust           6.87      7/02/2018                 55
        744   America West Airlines, Inc. Pass-Through Trust (INS)(d)  7.93      7/02/2020                795
      8,754   American Airlines, Inc. Pass-Through Trust               4.00      1/15/2027              8,886
      3,255   Continental Airlines, Inc. Pass-Through Trust            9.00      1/08/2018              3,356
        633   Continental Airlines, Inc. Pass-Through Trust            6.55      8/02/2020                671
        709   Continental Airlines, Inc. Pass-Through Trust (INS)      6.24      9/15/2021                752
      9,646   Continental Airlines, Inc. Pass-Through Trust            4.15     10/11/2025              9,949
      9,016   Hawaiian Airlines, Inc. Pass-Through Trust               3.90      1/15/2026              8,779
      7,000   United Airlines, Inc. Pass-Through Trust                 4.63      3/03/2024              7,044
      4,760   United Airlines, Inc. Pass-Through Trust                 4.30      2/15/2027              4,968
      1,098   US Airways Group, Inc. Pass-Through Trust (INS)          7.08      9/20/2022              1,173
      3,547   US Airways Group, Inc. Pass-Through Trust                6.25     10/22/2024              3,907
      2,263   US Airways Group, Inc. Pass-Through Trust(d)             7.13      4/22/2025              2,603
      9,046   US Airways Group, Inc. Pass-Through Trust                3.95      5/15/2027              9,171
                                                                                                   ----------
                                                                                                       62,109
                                                                                                   ----------
              BUILDING PRODUCTS (0.1%)
      1,000   USG Corp.                                                6.30     11/15/2016              1,027
      1,000   USG Corp.                                                9.75      1/15/2018              1,105
                                                                                                   ----------
                                                                                                        2,132
                                                                                                   ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.6%)
      5,000   CNH Industrial Capital, LLC                              3.88      7/16/2018              4,863
     10,000   CNH Industrial Capital, LLC                              3.38      7/15/2019              9,250
      4,938   Terex Corp.(b)                                           0.04      8/13/2021              4,888
                                                                                                   ----------
                                                                                                       19,001
                                                                                                   ----------
              INDUSTRIAL CONGLOMERATES (0.7%)
      6,440   GE Capital Trust I                                       6.38     11/15/2067              6,943
      9,000   General Electric Capital Corp.                           6.38     11/15/2067              9,563
      5,921   General Electric Co.                                     5.00              -(f)           6,091
                                                                                                   ----------
                                                                                                       22,597
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              INDUSTRIAL MACHINERY (0.2%)
$     1,500   SPX Flow, Inc.                                           6.88%     9/01/2017         $    1,592
      6,000   Stanley Black & Decker, Inc.                             5.75     12/15/2053              6,282
                                                                                                   ----------
                                                                                                        7,874
                                                                                                   ----------
              TRADING COMPANIES & DISTRIBUTORS (0.4%)
      7,000   ILFC E-Capital Trust I(a)                                4.49(e)  12/21/2065              6,300
      2,000   ILFC E-Capital Trust II(a)                               4.74(e)  12/21/2065              1,810
      6,000   International Lease Finance Corp.(a)                     7.13      9/01/2018              6,510
                                                                                                   ----------
                                                                                                       14,620
                                                                                                   ----------
              TRUCKING (0.9%)
      1,000   ERAC USA Finance, LLC(a)                                 6.20     11/01/2016              1,035
      5,000   ERAC USA Finance, LLC(a)                                 3.30     10/15/2022              4,976
     20,000   Penske Truck Leasing Co., LP(a)                          4.25      1/17/2023             20,231
      1,960   YRC Worldwide, Inc.(b)                                   0.08      2/13/2019              1,634
                                                                                                   ----------
                                                                                                       27,876
                                                                                                   ----------
              Total Industrials                                                                       194,953
                                                                                                   ----------
              INFORMATION TECHNOLOGY (0.5%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.3%)
     10,000   QUALCOMM, Inc.                                           3.45      5/20/2025              9,744
                                                                                                   ----------
              ELECTRONIC MANUFACTURING SERVICES (0.2%)
      5,000   Molex Electronic Technologies, LLC(a)                    3.90      4/15/2025              4,742
                                                                                                   ----------
              Total Information Technology                                                             14,486
                                                                                                   ----------
              MATERIALS (2.3%)
              ----------------
              ALUMINUM (0.3%)
     10,000   Alcoa, Inc.                                              5.40      4/15/2021              8,993
                                                                                                   ----------
              CONSTRUCTION MATERIALS (0.3%)
      3,000   CRH America, Inc.                                        5.75      1/15/2021              3,383
      5,000   Martin Marietta Materials, Inc.                          4.25      7/02/2024              5,002
                                                                                                   ----------
                                                                                                        8,385
                                                                                                   ----------
              DIVERSIFIED CHEMICALS (0.0%)
      1,000   E.I. du Pont de Nemours & Co.                            6.00      7/15/2018              1,093
                                                                                                   ----------
              DIVERSIFIED METALS & MINING (0.1%)
     10,000   Freeport-McMoRan, Inc.                                   3.55      3/01/2022              4,300
                                                                                                   ----------
              METAL & GLASS CONTAINERS (0.1%)
      1,000   Ball Corp.                                               5.00      3/15/2022              1,040
      2,500   Ball Corp.                                               5.25      7/01/2025              2,578
                                                                                                   ----------
                                                                                                        3,618
                                                                                                   ----------

================================================================================

28  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              PAPER PACKAGING (0.3%)
$     5,000   Rock-Tenn Co.                                            4.45%     3/01/2019         $    5,257
      5,153   Sealed Air Corp.(a)                                      6.88      7/15/2033              5,314
                                                                                                   ----------
                                                                                                       10,571
                                                                                                   ----------
              PAPER PRODUCTS (0.6%)
      3,000   Georgia-Pacific, LLC                                     7.25      6/01/2028              3,835
      3,000   International Paper Co.                                  7.50      8/15/2021              3,600
      5,000   International Paper Co.(d)                               4.75      2/15/2022              5,374
      5,000   International Paper Co.                                  3.80      1/15/2026              4,872
                                                                                                   ----------
                                                                                                       17,681
                                                                                                   ----------
              STEEL (0.6%)
      2,000   Allegheny Technologies, Inc.                             9.38      6/01/2019              1,486
     10,000   Allegheny Technologies, Inc.                             5.95      1/15/2021              6,350
      3,000   Allegheny Technologies, Inc.                             7.63      8/15/2023              1,995
      2,000   Carpenter Technology Corp.(d)                            5.20      7/15/2021              2,047
      8,000   Worthington Industries, Inc.                             4.55      4/15/2026              8,097
                                                                                                   ----------
                                                                                                       19,975
                                                                                                   ----------
              Total Materials                                                                          74,616
                                                                                                   ----------
              MUNICIPAL BONDS (0.4%)
              ----------------------
              EDUCATION (0.1%)
      3,000   Rensselaer Polytechnic Institute                         5.60      9/01/2020              3,413
                                                                                                   ----------
              HOSPITAL (0.3%)
      5,000   Bon Secours Charity Health System, Inc.                  5.25     11/01/2025              5,138
      3,000   Novant Health, Inc.                                      5.35     11/01/2016              3,096
                                                                                                   ----------
                                                                                                        8,234
                                                                                                   ----------
              MISCELLANEOUS (0.0%)
        511   Keenan Dev. Association of Tennessee, LLC (INS)(a)       5.02      7/15/2028                559
                                                                                                   ----------
              Total Municipal Bonds                                                                    12,206
                                                                                                   ----------
              TELECOMMUNICATION SERVICES (1.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.1%)
     10,000   AT&T, Inc.                                               4.50      5/15/2035              9,047
      2,000   CenturyLink, Inc.                                        6.45      6/15/2021              1,959
      5,000   CenturyLink, Inc.                                        5.80      3/15/2022              4,644
      2,000   CenturyLink, Inc.                                        6.75     12/01/2023              1,900
      3,301   Frontier Communications Corp.                            8.25      4/15/2017              3,470
      3,000   Frontier Communications Corp.                            6.25      9/15/2021              2,543
      5,000   Frontier Communications Corp.(a)                        11.00      9/15/2025              4,837
      6,000   Qwest Corp.(g)                                           6.75     12/01/2021              6,270
      2,000   Windstream Corp.                                         7.88     11/01/2017              2,100
                                                                                                   ----------
                                                                                                       36,770
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.2%)
$     4,887   Grain Spectrum Funding II(a)                             3.29%    10/10/2034         $    4,893
      1,500   SBA Telecommunications, Inc.                             5.75      7/15/2020              1,562
                                                                                                   ----------
                                                                                                        6,455
                                                                                                   ----------
              Total Telecommunication Services                                                         43,225
                                                                                                   ----------
              UTILITIES (6.8%)
              ----------------
              ELECTRIC UTILITIES (3.2%)
      7,876   Bruce Mansfield Unit Pass-Through Trust                  6.85      6/01/2034              7,878
      2,000   Cleveland Electric Illuminating Co.                      8.88     11/15/2018              2,353
      2,000   Commonwealth Edison Co.                                  5.80      3/15/2018              2,172
      1,045   Duke Energy Progress, Inc.                               6.13      9/15/2033              1,280
     13,000   Duquesne Light Holdings, Inc.(a)                         6.40      9/15/2020             14,888
      3,500   Duquesne Light Holdings, Inc.(a)                         5.90     12/01/2021              3,973
        164   FPL Energy National Wind, LLC(a)                         5.61      3/10/2024                165
      3,000   Great Plains Energy, Inc.                                6.88      9/15/2017              3,193
      2,000   Indiana Michigan Power Co.                               7.00      3/15/2019              2,287
     12,500   IPALCO Enterprises, Inc.(d)                              5.00      5/01/2018             13,125
      2,000   Metropolitan Edison Co.                                  7.70      1/15/2019              2,251
      1,000   Nevada Power Co.                                         6.50      5/15/2018              1,118
     14,000   NextEra Energy Capital Holdings, Inc.                    6.35     10/01/2066              9,590
      1,000   NextEra Energy Capital Holdings, Inc.                    7.30      9/01/2067                933
      3,000   NV Energy, Inc.                                          6.25     11/15/2020              3,467
      2,000   Oglethorpe Power Corp.                                   6.10      3/15/2019              2,227
      5,000   Oncor Electric Delivery Co., LLC                         3.75      4/01/2045              4,380
     15,000   PPL Capital Funding, Inc.                                6.70      3/30/2067             11,553
      3,000   Public Service Co. of New Mexico                         7.95      5/15/2018              3,383
      6,900   Southern California Edison Co.                           6.25              -(f)           7,607
      4,000   Texas - New Mexico Power Co.(a)                          9.50      4/01/2019              4,825
                                                                                                   ----------
                                                                                                      102,648
                                                                                                   ----------
              GAS UTILITIES (1.0%)
      2,000   Atmos Energy Corp.                                       6.35      6/15/2017              2,129
      1,000   Atmos Energy Corp.                                       8.50      3/15/2019              1,176
      2,000   Florida Gas Transmission Co.(a)                          7.90      5/15/2019              2,270
      3,000   Florida Gas Transmission Co.(a)                          5.45      7/15/2020              3,232
      4,000   National Fuel Gas Co.(d)                                 4.90     12/01/2021              4,192
     10,000   National Fuel Gas Co.                                    3.75      3/01/2023              8,508
      1,000   National Fuel Gas Co.                                    7.38      6/13/2025              1,058
      8,110   SourceGas, LLC(a)                                        5.90      4/01/2017              8,430
      2,000   Southern Natural Gas Co., LLC(a)                         5.90      4/01/2017              2,029
      1,000   Southern Star Central Gas Pipeline, Inc.(a)              6.00      6/01/2016              1,009
                                                                                                   ----------
                                                                                                       34,033
                                                                                                   ----------

================================================================================

30  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
$     2,000   DPL, Inc.                                                6.50%    10/15/2016         $    2,050
                                                                                                   ----------
              MULTI-UTILITIES (2.2%)
      1,000   Ameren Illinois Co.                                      6.13     11/15/2017              1,081
      2,000   Ameren Illinois Co.                                      9.75     11/15/2018              2,411
      3,000   Black Hills Corp.                                        5.88      7/15/2020              3,348
      5,000   Black Hills Corp.                                        3.95      1/15/2026              5,140
      2,000   CMS Energy Corp.                                         6.25      2/01/2020              2,275
      3,000   CMS Energy Corp.                                         5.05      3/15/2022              3,334
      5,000   Consumers Energy Co.                                     2.85      5/15/2022              5,063
      6,050   Dominion Resources, Inc.                                 7.50(e)   6/30/2066              5,074
     10,000   Dominion Resources, Inc.                                 2.90(e)   9/30/2066              6,949
     19,663   Integrys Holding, Inc.                                   6.11     12/01/2066             14,356
     13,500   Puget Sound Energy, Inc.                                 6.97      6/01/2067             10,361
      2,000   Sempra Energy                                            9.80      2/15/2019              2,408
     14,500   WEC Energy Group, Inc.                                   6.25      5/15/2067             10,513
                                                                                                   ----------
                                                                                                       72,313
                                                                                                   ----------
              WATER UTILITIES (0.3%)
     10,000   Aquarion Co., Inc.(a)                                    4.00      8/15/2024              9,963
                                                                                                   ----------
              Total Utilities                                                                         221,007
                                                                                                   ----------
              Total Corporate Obligations (cost: $1,898,375)                                        1,843,019
                                                                                                   ----------
              EURODOLLAR AND YANKEE OBLIGATIONS (16.7%)

              CONSUMER DISCRETIONARY (0.3%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.2%)
      5,000   Daimler Finance, N.A., LLC(a)                            2.25      7/31/2019              4,989
                                                                                                   ----------
              PUBLISHING (0.1%)
      4,622   Pearson Funding Four plc(a)                              3.75      5/08/2022              4,632
                                                                                                   ----------
              Total Consumer Discretionary                                                              9,621
                                                                                                   ----------
              CONSUMER STAPLES (2.1%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.2%)
      8,000   Viterra, Inc.(a)                                         5.95      8/01/2020              6,486
                                                                                                   ----------
              BREWERS (0.6%)
     15,000   Anheuser-Busch InBev Worldwide, Inc.                     3.65      2/01/2026             15,221
      5,000   SABMiller Holdings, Inc.(a)                              3.75      1/15/2022              5,187
                                                                                                   ----------
                                                                                                       20,408
                                                                                                   ----------
              DISTILLERS & VINTNERS (0.5%)
     10,000   JB y Co. S.A. De C.V.(a)                                 3.75      5/13/2025              9,673
      5,000   Pernod Ricard S.A.(a)                                    2.95      1/15/2017              5,052
                                                                                                   ----------
                                                                                                       14,725
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              FOOD RETAIL (0.0%)
$       535   Ahold Lease USA, Inc. Pass-Through Trust                 7.82%     1/02/2020         $      579
                                                                                                   ----------
              PACKAGED FOODS & MEAT (0.2%)
      4,713   JBS S.A.                                                10.50      8/04/2016              4,807
                                                                                                   ----------
              TOBACCO (0.6%)
     10,000   BAT International Finance plc(a)                         3.25      6/07/2022             10,308
     10,000   Imperial Tobacco Finance plc(a)                          4.25      7/21/2025             10,282
                                                                                                   ----------
                                                                                                       20,590
                                                                                                   ----------
              Total Consumer Staples                                                                   67,595
                                                                                                   ----------
              ENERGY (1.0%)
              --------------
              INTEGRATED OIL & GAS (0.4%)
      1,000   Husky Energy, Inc.                                       7.25     12/15/2019              1,043
     10,000   Petrobras Global Finance B.V.                            4.88      3/17/2020              7,562
      5,000   Petroleos Mexicanos(a)                                   4.50      1/23/2026              4,313
                                                                                                   ----------
                                                                                                       12,918
                                                                                                   ----------
              OIL & GAS DRILLING (0.0%)
      1,115   QGOG Atlantic/Alaskan Rigs Ltd.(a),(d)                   5.25      7/30/2019                725
                                                                                                   ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.1%)
      1,500   Repsol Oil & Gas Canada, Inc.                            7.75      6/01/2019              1,391
      2,000   Woodside Finance Ltd.(a)                                 4.60      5/10/2021              2,024
                                                                                                   ----------
                                                                                                        3,415
                                                                                                   ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
      5,000   APT Pipelines Ltd.(a)                                    4.20      3/23/2025              4,822
      1,275   Nakilat, Inc.(a)                                         6.07     12/31/2033              1,345
      2,000   TransCanada PipeLines Ltd.                               7.13      1/15/2019              2,217
     11,860   TransCanada PipeLines Ltd.                               6.35      5/15/2067              7,946
                                                                                                   ----------
                                                                                                       16,330
                                                                                                   ----------
              Total Energy                                                                             33,388
                                                                                                   ----------
              FINANCIALS (5.5%)
              -----------------
              DIVERSIFIED BANKS (2.9%)
     10,000   Abbey National Treasury Services plc                     3.05      8/23/2018             10,310
     10,000   ABN AMRO Bank N.V.(a)                                    4.75      7/28/2025              9,964
      2,450   Barclays Bank plc                                        1.13(e)           -(f)           1,470
      3,000   BayernLB Capital Trust I                                 6.20              -(f)           2,981
     10,000   HSBC Bank plc                                            1.13(e)           -(f)           5,950
      5,000   Lloyds Bank plc                                          4.20      3/28/2017              5,163
     10,000   Nordea Bank AB(a)                                        4.25      9/21/2022             10,436
      4,500   Rabobank Nederland                                       1.70      3/19/2018              4,515
     10,000   Rabobank Nederland                                       3.88      2/08/2022             10,616

================================================================================

32  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
$     5,000   Rabobank Nederland                                       3.95%    11/09/2022         $    5,126
      4,000   Royal Bank of Scotland Group plc                         7.64              -(f)           4,130
     10,000   Royal Bank of Scotland Group plc                         9.50      3/16/2022             10,665
      6,560   Santander Bank, N.A.                                     8.75      5/30/2018              7,427
      5,000   Santander UK plc(a)                                      5.00     11/07/2023              5,223
      1,000   Westpac Capital Trust IV(a)                              5.26(e)           -(f)           1,004
                                                                                                   ----------
                                                                                                       94,980
                                                                                                   ----------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
      4,500   Brookfield Asset Management, Inc.                        5.80      4/25/2017              4,663
                                                                                                   ----------
              LIFE & HEALTH INSURANCE (0.3%)
     10,000   Great-West Life & Annuity Insurance Capital, LP(a),(d)   7.15(e)   5/16/2046             10,025
                                                                                                   ----------
              MULTI-LINE INSURANCE (0.5%)
     15,000   ZFS Finance USA Trust II(a)                              6.45(e)  12/15/2065             15,094
                                                                                                   ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
      7,000   ING Bank N.V.(a)                                         3.75      3/07/2017              7,175
                                                                                                   ----------
              PROPERTY & CASUALTY INSURANCE (1.0%)
     20,056   QBE Capital Funding III Ltd.(a)                          7.25      5/24/2041             22,137
      5,000   XLIT Ltd.                                                6.50              -(f)           3,640
      5,000   XLIT Ltd.                                                4.45      3/31/2025              4,946
                                                                                                   ----------
                                                                                                       30,723
                                                                                                   ----------
              REINSURANCE (0.2%)
      5,000   Swiss Re Capital I, LP(a)                                6.85(e)           -(f)           5,053
                                                                                                   ----------
              REITs-RETAIL (0.3%)
     10,750   WEA Finance, LLC/Westfield UK & Europe
                Finance plc(a)                                         3.75      9/17/2024             10,841
                                                                                                   ----------
              Total Financials                                                                        178,554
                                                                                                   ----------
              GOVERNMENT (0.4%)
              -----------------
              FOREIGN GOVERNMENT (0.4%)
     10,000   Italy Government International Bond                      5.38      6/15/2033             11,712
                                                                                                   ----------
              INDUSTRIALS (3.7%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
     10,000   BAE Systems Holdings, Inc.(a)                            3.85     12/15/2025             10,118
                                                                                                   ----------
              AIRLINES (1.6%)
      9,046   Air Canada Pass-Through Trust(a)                         4.13     11/15/2026              9,103
      6,000   Air Canada Pass-Through Trust(a)                         3.75      6/15/2029              6,022
     10,000   Air Canada Pass-Through Trust(a)                         3.88      9/15/2024              9,437
      4,232   Air Canada Pass-Through Trust(a)                         5.38     11/15/2022              4,163

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
$     5,000   Air Canada Pass-Through Trust(a)                         5.00%     9/15/2020         $    4,613
     14,038   British Airways Pass-Through Trust(a)                    4.63     12/20/2025             14,687
      3,197   Virgin Australia Trust(a)                                6.00      4/23/2022              3,233
                                                                                                   ----------
                                                                                                       51,258
                                                                                                   ----------
              AIRPORT SERVICES (0.7%)
     10,000   Heathrow Funding Ltd.(a)                                 4.88      7/15/2023             11,116
     10,000   Sydney Airport Finance Co. Proprietary Ltd.(a)           3.90      3/22/2023             10,183
                                                                                                   ----------
                                                                                                       21,299
                                                                                                   ----------
              DIVERSIFIED SUPPORT SERVICES (0.2%)
      5,500   Brambles USA, Inc.(a)                                    4.13     10/23/2025              5,626
                                                                                                   ----------
              INDUSTRIAL CONGLOMERATES (0.7%)
      2,000   Hutchison Whampoa International Ltd.(a)                  4.63      1/13/2022              2,179
     20,000   Siemens Financieringsmaatschappij N.V.(a)                3.25      5/27/2025             20,433
      1,000   Siemens Financieringsmaatschappij N.V.(a)                6.13      8/17/2026              1,256
                                                                                                   ----------
                                                                                                       23,868
                                                                                                   ----------
              RAILROADS (0.1%)
      4,261   Asciano Finance Ltd.(a)                                  4.63      9/23/2020              4,371
                                                                                                   ----------
              TRADING COMPANIES & DISTRIBUTORS (0.1%)
      3,000   Aercap Ireland Cap Ltd.                                  4.63      7/01/2022              2,925
                                                                                                   ----------
              Total Industrials                                                                       119,465
                                                                                                   ----------
              INFORMATION TECHNOLOGY (0.2%)
              ------------------------------
              ELECTRONIC MANUFACTURING SERVICES (0.2%)
      5,000   Tyco Electronics Group S.A.                              3.50      2/03/2022              5,168
                                                                                                   ----------
              MATERIALS (3.0%)
              ----------------
              COMMODITY CHEMICALS (0.3%)
     10,000   Braskem Finance Ltd.                                     6.45      2/03/2024              8,825
                                                                                                   ----------
              DIVERSIFIED CHEMICALS (0.1%)
      3,000   Incitec Pivot Finance, LLC(a)                            6.00     12/10/2019              3,249
                                                                                                   ----------
              DIVERSIFIED METALS & MINING (0.6%)
      5,000   Anglo American Capital plc(a)                            2.63      9/27/2017              4,375
      5,000   Anglo American Capital plc(a)                            4.13      4/15/2021              3,162
     10,000   Glencore Funding, LLC(a)                                 2.50      1/15/2019              7,630
      3,000   Southern Copper Corp.                                    3.88      4/23/2025              2,679
      5,000   Teck Resources Ltd.                                      3.75      2/01/2023              2,688
                                                                                                   ----------
                                                                                                       20,534
                                                                                                   ----------

================================================================================

34  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)(n)      SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.3%)
$    10,000   Potash Corp. of Saskatchewan, Inc.                       3.00%     4/01/2025         $    9,325
                                                                                                   ----------
              GOLD (0.9%)
      2,000   Barrick Gold Corp.                                       6.95      4/01/2019              2,085
      3,605   Barrick North America Finance, LLC                       6.80      9/15/2018              3,799
     20,000   Goldcorp, Inc.                                           3.70      3/15/2023             18,257
     10,000   Kinross Gold Corp.                                       5.95      3/15/2024              6,250
                                                                                                   ----------
                                                                                                       30,391
                                                                                                   ----------
              PAPER PACKAGING (0.1%)
      3,000   Smurfit Kappa Acquisitions(a)                            4.88      9/15/2018              3,086
                                                                                                   ----------
              PRECIOUS METALS & MINERALS (0.3%)
     10,000   Fresnillo plc(a)                                         5.50     11/13/2023             10,100
                                                                                                   ----------
              STEEL (0.4%)
      3,000   ArcelorMittal                                            6.13      6/01/2018              2,745
      2,000   ArcelorMittal                                            6.50      3/01/2021              1,635
      4,000   ArcelorMittal                                            7.25      2/25/2022              3,270
      2,000   Vale Overseas Ltd.                                       4.63      9/15/2020              1,603
      5,000   Vale Overseas Ltd.                                       4.38      1/11/2022              3,500
                                                                                                   ----------
                                                                                                       12,753
                                                                                                   ----------
              Total Materials                                                                          98,263
                                                                                                   ----------
              UTILITIES (0.5%)
              ----------------
              ELECTRIC UTILITIES (0.5%)
      6,000   EDP Finance B.V.(a)                                      4.13      1/15/2020              6,043
     10,000   Electricite De France S.A.(a)                            5.25              -(f)           9,000
                                                                                                   ----------
                                                                                                       15,043
                                                                                                   ----------
              Total Utilities                                                                          15,043
                                                                                                   ----------
              Total Eurodollar and Yankee Obligations (cost: $556,455)                                538,809
                                                                                                   ----------

              FOREIGN GOVERNMENT OBLIGATIONS (0.3%)
  CAD15,000   Province of Alberta (cost: $14,583)                      2.55     12/15/2022             11,135
                                                                                                   ----------

              ASSET-BACKED SECURITIES (1.1%)

              FINANCIALS (0.6%)
              -----------------
              ASSET-BACKED FINANCING (0.6%)
      1,000   Citibank Credit Card Issuance Trust                      5.65      9/20/2019              1,072
      5,000   GE Capital Credit Card Master Note Trust                 4.47      3/15/2020              5,182
      2,000   Hertz Vehicle Financing, LLC(a)                          6.44      2/25/2019              2,103
      5,289   SLM Student Loan Trust                                   0.98(e)   4/25/2025              5,046

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
$     1,091   SLM Student Loan Trust                                   1.17%(e) 10/25/2038         $      949
      1,220   Trinity Rail Leasing, LP (INS)(a)                        5.27      8/14/2027              1,284
      3,211   Trinity Rail Leasing, LP(a),(h)                          5.90      5/14/2036              3,427
                                                                                                   ----------
                                                                                                       19,063
                                                                                                   ----------
              Total Financials                                                                         19,063
                                                                                                   ----------
              UTILITIES (0.5%)
              ----------------
              ELECTRIC UTILITIES (0.5%)
     15,000   Hawaii Dept. of Business Economic Dev. & Tourism         3.24      1/01/2031             15,334
                                                                                                   ----------
              Total Asset-Backed Securities (cost: $33,503)                                            34,397
                                                                                                   ----------

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)
              FINANCIALS (0.1%)
              -----------------
      2,592   Structured Asset Mortgage Investments, Inc.
               (cost: $2,388)                                          0.93(e)   7/19/2035              2,381
                                                                                                   ----------

              COMMERCIAL MORTGAGE SECURITIES (8.8%)

              FINANCIALS (8.8%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (7.8%)
        820   Banc of America Commercial Mortgage, Inc.                5.52     11/10/2042                819
      1,000   Banc of America Commercial Mortgage, Inc.                5.52     11/10/2042                998
      2,000   Banc of America Commercial Mortgage, Inc.                5.87      5/10/2045              2,012
      4,920   Banc of America Commercial Mortgage, Inc.                5.87      5/10/2045              4,922
      4,200   Banc of America Commercial Mortgage, Inc.                5.42     10/10/2045              4,192
      5,980   Banc of America Commercial Mortgage, Inc.                6.27      2/10/2051              6,438
      3,000   BCRR Trust(a)                                            5.86      7/17/2040              3,122
        645   Bear Stearns Commercial Mortgage Securities, Inc.        5.00      2/11/2041                645
      3,867   Bear Stearns Commercial Mortgage Securities, Inc.        5.21      2/11/2041              3,866
        266   Bear Stearns Commercial Mortgage Securities, Inc.        4.99      9/11/2042                267
      5,007   Bear Stearns Commercial Mortgage Securities, Inc.        5.33      2/11/2044              5,137
      7,000   CFCRE Commercial Mortgage Trust(a)                       5.76     12/15/2047              8,050
      4,705   Citigroup Commercial Mortgage Trust                      6.03      3/15/2049              4,730
      5,000   Citigroup Commercial Mortgage Trust                      6.34     12/10/2049              5,316
      2,234   Citigroup/Deutsche Bank Commercial Mortgage Trust        5.58      1/15/2046              2,232
      6,000   Commercial Mortgage Trust                                5.38     12/10/2046              5,951
      3,000   Commercial Mortgage Trust(a)                             5.54     12/11/2049              3,086
      5,000   Commercial Mortgage Trust(a)                             5.54     12/11/2049              5,100
        507   Credit Suisse Commercial Mortgage Trust                  5.72      2/15/2039                507
      3,889   Credit Suisse Commercial Mortgage Trust                  5.38      2/15/2040              3,964
      1,950   DB-UBS Mortgage Trust(a),(d)                             5.63      8/10/2044              2,177
      5,000   GE Capital Commercial Mortgage Corp.                     5.61     11/10/2045              4,983

================================================================================

36  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
$     2,469   GE Capital Commercial Mortgage Corp.                     5.61%    11/10/2045         $    2,468
      1,632   GMAC Commercial Mortgage Securities, Inc.                4.81      5/10/2043              1,563
      5,000   Greenwich Capital Commercial Funding Corp.               6.05      7/10/2038              5,015
      1,687   Greenwich Capital Commercial Funding Corp.               5.44      3/10/2039              1,728
      1,347   GS Mortgage Securities Trust                             5.83      4/10/2038              1,346
      3,000   GS Mortgage Securities Trust(a)                          4.95      1/10/2045              3,328
      1,682   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       4.99      9/12/2037              1,686
      1,071   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       4.84      7/15/2042              1,071
      4,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(a)                                    5.74     11/15/2043              4,261
        221   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       5.42     12/12/2043                221
      5,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       5.46     12/12/2043              5,028
         58   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       5.69     12/15/2044                 58
      5,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       6.11      4/15/2045              4,399
      3,465   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       6.11      4/15/2045              3,488
     10,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       3.51      5/15/2045             10,554
      4,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       5.48      5/15/2045              4,054
      5,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(a)                                    5.50      8/15/2046              5,683
      8,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       5.37      5/15/2047              8,076
      2,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                       6.21      2/15/2051              2,103
      2,000   LB-UBS Commercial Mortgage Trust(d)                      5.35     11/15/2038              2,030
      7,750   LB-UBS Commercial Mortgage Trust                         5.38     11/15/2038              7,906
      6,000   LB-UBS Commercial Mortgage Trust                         5.41      9/15/2039              6,108
      4,449   LB-UBS Commercial Mortgage Trust                         5.28      2/15/2041              4,431
        858   Merrill Lynch Mortgage Trust                             5.68      7/12/2038                858
      3,000   Merrill Lynch Mortgage Trust                             5.91      5/12/2039              2,957
      2,000   Merrill Lynch Mortgage Trust(a)                          6.48      2/12/2051              2,118
      2,000   Merrill Lynch Mortgage Trust                             6.48      2/12/2051              2,113
      2,000   Merrill Lynch-Countrywide Commercial
                Mortgage Trust                                         6.08      6/12/2046              2,019
      2,531   Merrill Lynch-Countrywide Commercial
                Mortgage Trust                                         5.38      8/12/2048              2,588

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
$     5,000   Morgan Stanley Capital I, Inc.                           5.37%    12/15/2043         $    5,118
      6,000   Morgan Stanley Capital I, Inc.                           5.79      7/12/2044              6,059
      2,217   Morgan Stanley Capital I, Inc.                           4.77      7/15/2056              2,219
      5,000   Royal Bank of Scotland Trust(a)                          6.11      6/16/2049              5,262
      3,000   TimberStar Trust(a)                                      5.75     10/15/2036              3,055
     10,000   UBS Commercial Mortgage Trust                            3.40      5/10/2045             10,385
      4,756   UBS-Citigroup Commercial Mortgage Trust(a)               5.15      1/10/2045              5,411
      5,000   Wachovia Bank Commercial Mortgage Trust                  5.95      5/15/2043              5,002
      2,216   Wachovia Bank Commercial Mortgage Trust                  5.61      3/15/2045              2,215
      5,000   Wachovia Bank Commercial Mortgage Trust                  5.80      7/15/2045              5,067
        843   Wachovia Bank Commercial Mortgage Trust                  5.57     10/15/2048                854
      3,000   Wachovia Bank Commercial Mortgage Trust                  5.60     10/15/2048              3,058
      5,000   Wachovia Bank Commercial Mortgage Trust                  5.34     11/15/2048              5,093
      5,000   Wachovia Bank Commercial Mortgage Trust                  5.90      6/15/2049              5,132
      3,000   Wells Fargo Commercial Mortgage Trust(a)                 5.28     11/15/2043              3,251
      6,000   WF-RBS Commercial Mortgage Trust(a)                      5.17      2/15/2044              6,489
                                                                                                   ----------
                                                                                                      251,442
                                                                                                   ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (1.0%)
    183,776   Fannie Mae(+)                                            0.75      4/25/2022              5,489
     42,744   Freddie Mac(+)                                           1.56     12/25/2021              2,843
     23,233   Freddie Mac(+)                                           1.86      3/25/2022              1,974
     72,494   Freddie Mac(+)                                           1.43      8/25/2022              4,951
     71,043   Freddie Mac(+)                                           1.02     10/25/2022              3,370
     33,099   J.P. Morgan Chase Commercial Mortgage Securities
                Corp., acquired 9/28/2012; cost $4,518(i)              2.20     10/15/2045              2,813
     36,192   Morgan Stanley-BAML Trust,
                acquired 10/05/2012; cost $4,702(a),(i)                2.23     11/15/2045              2,735
     29,736   UBS Commercial Mortgage Trust,
                acquired 5/01/2012; cost $4,502(a),(i)                 2.36      5/10/2045              2,949
     75,746   WF-RBS Commercial Mortgage Trust,
                acquired 12/04/2012; cost $9,451(a),(i)                1.89     12/15/2045              6,251
                                                                                                   ----------
                                                                                                       33,375
                                                                                                   ----------
              Total Financials                                                                        284,817
                                                                                                   ----------
              Total Commercial Mortgage Securities (cost: $277,177)                                   284,817
                                                                                                   ----------
              U.S. GOVERNMENT AGENCY ISSUES (0.4%)(j)

              MORTGAGE-BACKED PASS-THROUGH SECURITIES (0.4%)
     11,257   Fannie Mae(+)                                            2.50      7/01/2027             11,583
        324   Freddie Mac(+)(k)                                        5.00      9/01/2020                342
        176   Freddie Mac(+)                                           5.50      4/01/2036                196
                                                                                                   ----------
                                                                                                       12,121
                                                                                                   ----------
              Total U.S. Government Agency Issues (cost: $11,874)                                      12,121
                                                                                                   ----------

================================================================================

38  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (7.5%)

              BONDS (4.7%)
$    25,775   4.50%, 2/15/2036                                                                     $   34,528
     10,000   3.00%, 5/15/2042                                                                         10,582
     20,000   2.75%, 8/15/2042                                                                         20,121
      5,000   2.75%, 11/15/2042                                                                         5,019
      5,000   3.13%, 8/15/2044                                                                          5,381
     28,000   3.00%, 11/15/2044                                                                        29,373
     50,000   2.50%, 2/15/2045                                                                         47,333
                                                                                                   ----------
                                                                                                      152,337
                                                                                                   ----------
              NOTES (2.8%)
     35,000   2.00%, 2/15/2025                                                                         35,291
     10,000   2.00%, 8/15/2025                                                                         10,064
     45,000   2.25%, 11/15/2025                                                                        46,287
                                                                                                   ----------
                                                                                                       91,642
                                                                                                   ----------
              Total U.S. Treasury Securities (cost: $243,993)                                         243,979
                                                                                                   ----------

              MUNICIPAL BONDS (4.2%)

              AIRPORT/PORT (0.3%)
      4,975   Chicago Midway Airport                                   5.00%     1/01/2024              5,915
      2,470   Chicago Midway Airport                                   5.00      1/01/2025              2,919
        410   Riverside (INS)                                          5.19      8/01/2017                416
                                                                                                   ----------
                                                                                                        9,250
                                                                                                   ----------
              APPROPRIATED DEBT (0.5%)
      3,000   Baltimore Board of School Commissioners                  5.69     12/15/2025              3,651
        710   Escondido Joint Powers Financing Auth. (INS)             5.53      9/01/2018                747
      3,000   Kannapolis                                               7.28      3/01/2027              3,273
      5,000   Miami-Dade County School Board (INS)                     5.38      5/01/2031              5,811
      4,000   Palm Beach County School Board                           5.40      8/01/2025              4,666
                                                                                                   ----------
                                                                                                       18,148
                                                                                                   ----------
              CASINOS & GAMING (0.0%)
      1,298   Mashantucket (Western) Pequot Tribe(l)                   7.35      7/01/2026                107
                                                                                                   ----------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.0%)
        380   American Eagle Northwest, LLC(a)                         4.97     12/15/2018                403
                                                                                                   ----------
              EDUCATION (1.1%)
      3,430   Austin CCD                                               6.76      8/01/2030              4,293
        485   California State Univ. (INS)                             5.27     11/01/2017                507
      1,000   Colorado State Board of Governors Univ.
                Enterprise System                                      4.90      3/01/2021              1,114

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                               COUPON                             VALUE
(000)         SECURITY                                                RATE        MATURITY              (000)
-------------------------------------------------------------------------------------------------------------
$     3,000   Los Alamitos USD No. 1                                   6.19%     2/01/2026         $    3,645
      3,000   Miami Univ.                                              6.67      9/01/2028              3,825
     10,000   New Jersey EDA                                           4.45      6/15/2020             10,181
     10,000   New Jersey EDA                                           5.25      9/01/2026             10,957
                                                                                                   ----------
                                                                                                       34,522
                                                                                                   ----------
              GENERAL OBLIGATION (1.1%)
      1,250   Las Virgenes USD                                         5.54      8/01/2025              1,470
      3,000   Long Beach USD                                           5.91      8/01/2025              3,603
      5,000   New York City                                            6.27     12/01/2037              6,594
     10,000   Scranton School District(a)                              4.00     12/01/2025             10,051
      5,000   State of Washington                                      5.25      2/01/2036              5,866
      4,045   Will County, Illinois                                    3.83     11/15/2016              4,127
      1,520   Will County, Illinois                                    4.08     11/15/2017              1,584
      1,405   Will County, Illinois                                    4.28     11/15/2018              1,495
                                                                                                   ----------
                                                                                                       34,790
                                                                                                   ----------
              MULTIFAMILY HOUSING (0.1%)
      5,000   New York State Mortgage Agency                           4.20     10/01/2027              5,208
                                                                                                   ----------
              SALES TAX (0.1%)
      3,300   Miami-Dade County Transit System                         4.59      7/01/2021              3,612
                                                                                                   ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.8%)
      2,000   Florida State Department of Environmental Protection     5.76      7/01/2020              2,310
      4,700   Harris County                                            4.45     11/15/2031              4,729
      1,745   Metropolitan Nashville Airport Auth. (INS)               5.14      7/01/2018              1,901
      3,000   MTA                                                      5.20     11/15/2018              3,284
      5,000   MTA                                                      6.73     11/15/2030              6,456
      3,000   New Jersey Transportation Trust Fund Auth.               5.75     12/15/2028              3,220
      2,500   New York City Transitional Finance Auth.                 5.00      2/01/2035              2,889
                                                                                                   ----------
                                                                                                       24,789
                                                                                                   ----------
              WATER UTILITIES (0.1%)
      3,000   Connecticut Dev. Auth.                                   5.50      4/01/2021              3,470
                                                                                                   ----------
              WATER/SEWER UTILITY (0.1%)
      2,500   Tohopekaliga Water Auth.                                 5.25     10/01/2036              2,950
                                                                                                   ----------
              Total Municipal Bonds (cost: $123,165)                                                  137,249
                                                                                                   ----------

================================================================================

40  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                                 MARKET
$(000)/                                                                                                 VALUE
SHARES        SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (2.6%)

              PREFERRED STOCKS (2.6%)

              CONSUMER STAPLES (0.8%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.8%)
    400,000   CHS, Inc., 7.10%, cumulative redeemable, perpetual                                   $   10,745
    150,000   Dairy Farmers of America, Inc., 7.88%, cumulative redeemable,
                perpetual(a),(d)                                                                       15,998
                                                                                                   ----------
                                                                                                       26,743
                                                                                                   ----------
              Total Consumer Staples                                                                   26,743
                                                                                                   ----------
              FINANCIALS (1.1%)
              -----------------
              DIVERSIFIED BANKS (0.3%)
    175,000   Citigroup Capital XIII, 7.88%                                                             4,487
     50,000   HSBC Holdings plc, 6.20%, perpetual(d)                                                    1,277
     36,000   ING Groep N.V., 7.20%, perpetual(d)                                                         941
      5,000   US Bancorp, 3.50%, perpetual(d)                                                           3,960
                                                                                                   ----------
                                                                                                       10,665
                                                                                                   ----------
              LIFE & HEALTH INSURANCE (0.3%)
    369,987   Delphi Financial Group, Inc., 7.38%, cumulative redeemable(d)                             9,169
                                                                                                   ----------
              PROPERTY & CASUALTY INSURANCE (0.1%)
     $3,000   Catlin Insurance Co. Ltd., 7.25%, perpetual(a)                                            2,347
                                                                                                   ----------
              REGIONAL BANKS (0.1%)
          2   CoBank ACB, 1.46%, perpetual(a)                                                           1,327
                                                                                                   ----------
              REINSURANCE (0.0%)
      2,000   American Overseas Group Ltd., 7.50%,
                non-cumulative, perpetual, acquired
                1/23/2007 - 3/02/2007; cost $2,058*(h),(i)                                                500
                                                                                                  ----------
              REITs - OFFICE (0.1%)
    160,000   Equity Commonwealth, Series E, 7.25%,
                cumulative redeemable, perpetual                                                        4,124
                                                                                                   ----------
              REITs - RESIDENTIAL (0.2%)
    100,000   Equity Residential Properties Trust, depositary shares,
                Series K, 8.29%, cumulative redeemable, perpetual(d)                                    6,572
                                                                                                   ----------
              Total Financials                                                                         34,704
                                                                                                   ----------

              INDUSTRIALS (0.1%)
              ------------------
              OFFICE SERVICES & SUPPLIES (0.1%)
      4,000   Pitney Bowes International Holdings, Series F, 6.13%,
                cumulative redeemable, perpetual(a),(d)                                                 4,144
                                                                                                   ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER OF                                                                                               VALUE
SHARES        SECURITY                                                                                  (000)
-------------------------------------------------------------------------------------------------------------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
    200,000   Qwest Corp., 7.38%                                                                   $    5,126
                                                                                                   ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
      2,000   Centaur Funding Corp., 9.08%(a),(d)                                                       2,418
                                                                                                   ----------
              Total Telecommunication Services                                                          7,544
                                                                                                   ----------
              UTILITIES (0.3%)
              ----------------
              ELECTRIC UTILITIES (0.3%)
    109,000   Southern California Edison, Series D, 6.50%,
                cumulative redeemable, perpetual                                                       11,326
                                                                                                   ----------
              Total Preferred Stocks                                                                   84,461
                                                                                                   ----------
              Total Equity Securities (cost: $81,600)                                                  84,461
                                                                                                   ----------
              MONEY MARKET INSTRUMENTS (0.1%)

              MONEY MARKET FUNDS (0.1%)
  2,185,256   State Street Institutional Liquid Reserves Fund Premier Class,
                0.36%(m) (cost: $2,185)                                                                 2,185
                                                                                                   ----------
              TOTAL INVESTMENTS (COST: $3,245,298)                                                 $3,194,553
                                                                                                   ==========

-------------------------------------------------------------------------------------------------------------
                                                                                                   UNREALIZED
NUMBER OF                                                                        CONTRACT       APPRECIATION/
CONTRACTS                                                   EXPIRATION             VALUE       (DEPRECIATION)
LONG/(SHORT)                                                  DATE                 (000)                (000)
-------------------------------------------------------------------------------------------------------------
              FUTURES (4.4%)
      1,056   10YR U.S. Treasury Note                        3/21/2016           $136,834              $1,782
         30   U.S. Treasury Bond                             3/21/2016              4,831                 216
                                                                                 --------              ------

              TOTAL FUTURES                                                      $141,665              $1,998
                                                                                 ========              ======

================================================================================

42  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
                                            (LEVEL 1)              (LEVEL 2)        (LEVEL 3)
                                        QUOTED PRICES      OTHER SIGNIFICANT      SIGNIFICANT
                                    IN ACTIVE MARKETS             OBSERVABLE     UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS                 INPUTS           INPUTS           TOTAL
-------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                      $      -             $1,843,019           $    -      $1,843,019
  Eurodollar and Yankee Obligations                 -                538,809                -         538,809
  Foreign Government Obligations                    -                 11,135                -          11,135
  Asset-Backed Securities                           -                 30,970            3,427          34,397
  Collateralized Mortgage Obligations               -                  2,381                -           2,381
  Commercial Mortgage Securities                    -                284,817                -         284,817
  U.S. Government Agency Issues                     -                 12,121                -          12,121
  U.S. Treasury Securities                    243,979                      -                -         243,979
  Municipal Bonds                                   -                137,249                -         137,249
Equity Securities:
  Preferred Stocks                              6,403                 77,558              500          84,461
Money Market Instruments:
  Money Market Funds                            2,185                      -                -           2,185
Futures(1)                                      1,998                      -                -           1,998
-------------------------------------------------------------------------------------------------------------
Total                                        $254,565             $2,938,059           $3,927      $3,196,551
-------------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/(depreciation) on the investment

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-------------------------------------------------------------------------------------------------------------
                                                                      ASSET-BACKED                  PREFERRED
                                                                        SECURITIES                     STOCKS
-------------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                                 $3,596                       $500
Purchases                                                                        -                          -
Sales                                                                         (136)                         -
Transfers into Level 3                                                           -                          -
Transfers out of Level 3                                                         -                          -
Net realized gain (loss) on investments                                          3                          -
Change in net unrealized appreciation/(depreciation) of investments            (36)                         -
-------------------------------------------------------------------------------------------------------------
Balance as of January 31, 2016                                              $3,427                       $500
-------------------------------------------------------------------------------------------------------------

For the period of August 1, 2015, through January 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 17.3% of net assets at January 31, 2016.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal

================================================================================

44  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CAD     Canadian dollars
    CCD     Community College District
    EDA     Economic Development Authority
    MTA     Metropolitan Transportation Authority

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

    REIT    Real estate investment trust
    USD     Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)   Principal and interest payments are insured by one of the following:
            AMBAC Assurance Corp., Assured Guaranty Municipal Corp., MBIA Insurance Corp., National Public Finance Guarantee Corp., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at January 31, 2016. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to

================================================================================

46  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

        mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) At January 31, 2016, the aggregate market value of securities purchased on a when-issued basis was $5,966,000.

    (d) The security, or a portion thereof, is segregated to cover the value of open futures contracts at January 31, 2016.

    (e) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2016.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

    (g) At January 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (h) Security was fair valued at January 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $3,927,000, which represented 0.1% of the Fund's net assets.

    (i) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at January 31, 2016, was $15,248,000, which represented 0.5% of the Fund's net assets.

    (j) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

        to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S.
        Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

    (k) Securities with a value of $342,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (l) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (m) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

    (n) In U.S. dollars unless otherwise noted.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

48  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $3,245,298)             $3,194,553
   Cash                                                                               478
   Receivables:
      Capital shares sold                                                           1,804
      Dividends and interest                                                       36,522
      Securities sold                                                              19,035
   Variation margin on futures contracts                                            2,003
                                                                               ----------
         Total assets                                                           3,254,395
                                                                               ----------
LIABILITIES
   Payables:
      Securities purchased                                                          5,950
      Capital shares redeemed                                                      13,983
      Dividends on capital shares                                                     627
   Accrued management fees                                                            732
   Accrued transfer agent's fees                                                      160
   Other accrued expenses and payables                                                258
                                                                               ----------
         Total liabilities                                                         21,710
                                                                               ----------
            Net assets applicable to capital shares outstanding                $3,232,685
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $3,296,918
   Undistributed net investment income                                                217
   Accumulated net realized loss on investments and futures transactions          (15,703)
   Net unrealized depreciation of investments and futures contracts               (48,747)
                                                                               ----------
            Net assets applicable to capital shares outstanding                $3,232,685
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,697,887/167,332 shares outstanding)        $    10.15
                                                                               ==========
      Institutional Shares (net assets of $1,440,226/141,925
         shares outstanding)                                                   $    10.15
                                                                               ==========
      Adviser Shares (net assets of $94,572/9,327 shares outstanding)          $    10.14
                                                                               ==========
See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                   $    2,702
   Interest                                                                        78,415
                                                                               ----------
      Total income                                                                 81,117
                                                                               ----------
EXPENSES
   Management fees                                                                  5,607
   Administration and servicing fees:
      Fund Shares                                                                   1,515
      Institutional Shares                                                            622
      Adviser Shares                                                                   80
   Transfer agent's fees:
      Fund Shares                                                                   1,404
      Institutional Shares                                                            622
      Adviser Shares                                                                   55
   Distribution and service fees (Note 6D):
      Adviser Shares                                                                  134
   Custody and accounting fees:
      Fund Shares                                                                     136
      Institutional Shares                                                             81
      Adviser Shares                                                                    7
   Postage:
      Fund Shares                                                                      63
      Institutional Shares                                                             33
      Adviser Shares                                                                    2
   Shareholder reporting fees:
      Fund Shares                                                                      30
      Institutional Shares                                                              8
      Adviser Shares                                                                    1
   Trustees' fees                                                                      13
   Registration fees:
      Fund Shares                                                                      85
      Institutional Shares                                                             53
      Adviser Shares                                                                   29
   Professional fees                                                                   91
   Other                                                                               33
                                                                               ----------
      Total expenses                                                               10,704
                                                                               ----------
NET INVESTMENT INCOME                                                              70,413
                                                                               ----------

================================================================================

50  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, AND FUTURES CONTRACTS

  Net realized gain (loss) on:
      Unaffiliated transactions                                                   (13,172)
      Affiliated transactions (Note 8)                                                572
      Foreign currency transactions                                                    (8)
      Futures transactions                                                            299
  Change in net unrealized appreciation/(depreciation) of:
      Investments                                                                (127,548)
      Foreign currency translations                                                     1
      Futures contracts                                                             1,737
                                                                                ---------
            Net realized and unrealized loss                                     (138,119)
                                                                                ---------
  Decrease in net assets resulting from operations                              $ (67,706)
                                                                                =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

---------------------------------------------------------------------------------------------------------
                                                                           1/31/2016            7/31/2015
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $   70,413           $  136,759
   Net realized gain (loss) on investments                                   (12,600)               1,484
   Net realized loss on foreign currency transactions                             (8)                 (10)
   Net realized gain on futures transactions                                     299                  261
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                          (127,548)            (118,922)
       Foreign currency translations                                               1                    -
       Futures contracts                                                       1,737                  145
                                                                          -------------------------------
       Increase (decrease) in net assets resulting from operations           (67,706)              19,717
                                                                          -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                           (41,788)             (81,293)
       Institutional Shares                                                  (26,322)             (51,845)
       Adviser Shares                                                         (2,087)              (3,708)
                                                                          -------------------------------
            Total distributions of net investment income                     (70,197)            (136,846)
                                                                          -------------------------------
   Net realized gains:
       Fund Shares                                                            (2,192)              (2,835)
       Institutional Shares                                                   (1,328)              (1,745)
       Adviser Shares                                                           (110)                (128)
                                                                          -------------------------------
            Total distributions of net realized gains                         (3,630)              (4,708)
                                                                          -------------------------------
   Distributions to shareholders                                             (73,827)            (141,554)
                                                                          -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                              (295,536)             226,113
   Institutional Shares                                                      210,268               40,948
   Adviser Shares                                                            (19,681)              80,042
                                                                          -------------------------------
            Total net increase (decrease) in net assets from
               capital share transactions                                   (104,949)             347,103
                                                                          -------------------------------
   Net increase (decrease) in net assets                                    (246,482)             225,266

NET ASSETS
   Beginning of period                                                     3,479,167            3,253,901
                                                                          -------------------------------
   End of period                                                          $3,232,685           $3,479,167
                                                                          ===============================
Undistributed net investment income:
   End of period                                                          $      217           $        1
                                                                          ===============================

See accompanying notes to financial statements.

================================================================================

52  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Intermediate-Term Bond Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income without undue risk to principal.

The Fund consists of three classes of shares: Intermediate-Term Bond Fund Shares (Fund Shares), Intermediate-Term Bond Fund Institutional Shares (Institutional Shares), and Intermediate-Term Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the

================================================================================

54  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

        Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

        information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation

================================================================================

56  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

        systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain preferred stocks, which are valued based on methods discussed in Note 1A3. Additionally, certain bonds are valued based on methods discussed in Note 1A1.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by discounted prior tender offer or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at January 31, 2016, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or

================================================================================

58  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JANUARY 31, 2016*
    (IN THOUSANDS)

                                           ASSET DERIVATIVES                 LIABILITY DERIVATIVES
    --------------------------------------------------------------------------------------------------
                                 STATEMENT OF                           STATEMENT OF
    DERIVATIVES NOT              ASSETS AND                             ASSETS AND
    ACCOUNTED FOR AS             LIABILITIES                            LIABILITIES
    HEDGING INSTRUMENTS          LOCATION               FAIR VALUE      LOCATION            FAIR VALUE
    --------------------------------------------------------------------------------------------------
    Interest rate contracts      Net unrealized          $1,998**             -                 $-
                                 depreciation of
                                 investments and
                                 futures contracts
    --------------------------------------------------------------------------------------------------

     * For open derivative instruments as of January 31, 2016, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended January 31, 2016.
    ** Includes cumulative appreciation of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JANUARY 31, 2016
    (IN THOUSANDS)

                                                                                        CHANGE IN
    DERIVATIVES NOT                                                                     UNREALIZED
    ACCOUNTED FOR                 STATEMENT OF                       REALIZED           APPRECIATION/
    AS HEDGING                    OPERATIONS                         GAIN ON            (DEPRECIATION)
    INSTRUMENTS                   LOCATION                           DERIVATIVES        ON DERIVATIVES
    --------------------------------------------------------------------------------------------------
    Interest rate contracts       Net realized gain (loss)              $299                $1,737
                                  on Futures transactions/
                                  Change in net unrealized
                                  appreciation/(depreciation)
                                  of Futures contracts
    --------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency

================================================================================

60  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of January 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $5,950,000; all of which were when-issued securities.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $10,000, which represents 4.8% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

================================================================================

62  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $227,981,000 and $313,906,000, respectively.

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $108,457,000 and $159,202,000, respectively, resulting in net unrealized depreciation of $50,745,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                             SIX-MONTH
                                            PERIOD ENDED                     YEAR ENDED
                                          JANUARY 31, 2016                  JULY 31, 2015
    ------------------------------------------------------------------------------------------
                                       SHARES          AMOUNT          SHARES          AMOUNT
                                      --------------------------------------------------------
    FUND SHARES:
    Shares sold                        16,978        $ 175,877         54,712        $ 594,158
    Shares issued from
      reinvested dividends              4,019           41,492          7,369           79,868
    Shares redeemed                   (50,172)        (512,905)       (41,362)        (447,913)
                                      --------------------------------------------------------
    Net increase (decrease) from
      capital share transactions      (29,175)       $(295,536)        20,719        $ 226,113
                                      ========================================================
    INSTITUTIONAL SHARES:
    Shares sold                        38,828        $ 396,319         27,965        $ 303,345
    Shares issued from
      reinvested dividends              2,563           26,450          4,680           50,722
    Shares redeemed                   (20,488)        (212,501)       (28,861)        (313,119)
                                      --------------------------------------------------------
    Net increase from capital
      share transactions               20,903        $ 210,268          3,784        $  40,948
                                      ========================================================
    ADVISER SHARES:
    Shares sold                           523        $   5,453         11,174        $ 121,445
    Shares issued from
      reinvested dividends                203            2,093            323            3,490
    Shares redeemed                    (2,627)         (27,227)        (4,177)         (44,893)
                                      --------------------------------------------------------
    Net increase (decrease) from
      capital share transactions       (1,901)       $ (19,681)         7,320        $  80,042
                                      ========================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the

================================================================================

64  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

    Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended January 31, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee, accrued daily and paid monthly, is computed as a percentage of the Fund's average net assets at annualized rates of 0.50% of the first $50 million of average net assets, 0.40% of that portion of average net assets over $50 million but not over $100 million, and 0.30% of that portion of average net assets over $100 million. For the six-month period ended January 31, 2016, the Fund's effective annualized base fee was 0.30% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Index. The Index tracks the performance of funds in that invest primarily in investment-grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years. The share performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -----------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

    period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $5,607,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of $254,000, $214,000, and $5,000, respectively. For the Fund Shares, Institutional Shares, and Adviser Shares, the performance adjustments were 0.03%, 0.03%, and 0.01%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,515,000, $622,000, and $80,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $44,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

66  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2016, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,404,000, $622,000, and $55,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $134,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

underlying funds for the purpose of exercising management or control. As of January 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative                                           1.5
USAA Target Retirement Income                                           0.7
USAA Target Retirement 2020                                             1.6
USAA Target Retirement 2030                                             3.2
USAA Target Retirement 2040                                             1.9
USAA Target Retirement 2050                                             0.5
USAA Target Retirement 2060                                             0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2016, USAA and its affiliates owned 490,000 Adviser Shares, which represents 5.3% of the Adviser Shares and 0.2% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended January 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                     NET REALIZED
                                                         COST TO        GAIN TO
           SELLER                    PURCHASER          PURCHASER       SELLER
---------------------------------------------------------------------------------
USAA Intermediate-Term Bond     USAA Short-Term Bond   $14,461,000     $572,000

================================================================================

68  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                                YEAR ENDED JULY 31,
                             -------------------------------------------------------------------------------------
                                   2016           2015           2014           2013           2012           2011
                             -------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    10.58     $    10.96     $    10.75     $    10.81     $    10.60     $    10.12
                             -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .22            .43            .46            .48            .53            .56
  Net realized and
    unrealized gain (loss)         (.42)          (.36)           .21           (.04)           .21            .47
                             -------------------------------------------------------------------------------------
Total from investment
  operations                       (.20)           .07            .67            .44            .74           1.03
                             -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.22)          (.43)          (.46)          (.48)          (.53)          (.55)
  Realized capital gains           (.01)          (.02)          (.00)(a)       (.02)             -              -
                             -------------------------------------------------------------------------------------
Total distributions                (.23)          (.45)          (.46)          (.50)          (.53)          (.55)
                             -------------------------------------------------------------------------------------
Net asset value at
  end of period              $    10.15     $    10.58     $    10.96     $    10.75     $    10.81     $    10.60
                             =====================================================================================
Total return (%)*                 (1.94)           .58           6.37           4.08           7.27          10.44
Net assets at end
  of period (000)            $1,697,887     $2,079,610     $1,926,334     $1,775,162     $2,117,767     $1,731,646
Ratios to average
  net assets:**
  Expenses (%)(b)                   .66(e)         .68            .68(d)         .65(d)         .65            .65
  Expenses, excluding
    reimbursements (%)(b)           .66(e)         .68            .70            .71            .72            .72
  Net investment
    income (%)                     4.15(e)        3.96           4.21           4.38           5.07           5.33
Portfolio turnover (%)                7             13              8             10             17             16(c)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $2,007,583,000.
(a) Represents less than $0.01 per share.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      -              -              -           (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Reflects overall decrease in purchases and sales of securities.
(d) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 0.65% of the Fund Shares' average net assets.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  69

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                             PERIOD ENDED
                              JANUARY 31,                                YEAR ENDED JULY 31,
                             -------------------------------------------------------------------------------------
                                   2016           2015           2014           2013           2012           2011
                             -------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    10.58     $    10.96     $    10.75     $    10.81       $  10.60       $  10.12
                             -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .22            .44            .47            .49            .54            .58
  Net realized and
    unrealized gain (loss)         (.42)          (.36)           .21           (.04)           .21            .48
                             -------------------------------------------------------------------------------------
Total from investment
  operations                       (.20)           .08            .68            .45            .75           1.06
                             -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.22)          (.44)          (.47)          (.49)          (.54)          (.58)
  Realized capital gains           (.01)          (.02)          (.00)(a)       (.02)             -              -
                             -------------------------------------------------------------------------------------
Total distributions                (.23)          (.46)          (.47)          (.51)          (.54)          (.58)
                             -------------------------------------------------------------------------------------
Net asset value at
  end of period              $    10.15     $    10.58     $    10.96     $    10.75       $  10.81       $  10.60
                             =====================================================================================
Total return (%)*                 (1.90)           .68           6.49           4.18           7.37          10.66
Net assets at
  end of period (000)        $1,440,226     $1,280,804     $1,284,768     $1,132,579       $336,501       $194,889
Ratios to average
  net assets:**
  Expenses (%)(b)                   .57(e)         .58            .56            .55            .56            .45(c)
  Net investment
    income (%)                     4.24(e)        4.07           4.32           4.41           5.13           5.53
Portfolio turnover (%)                7             13              8             10             17             16(d)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $1,239,171,000.
(a) Represents less than $0.01 per share.
(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                      -              -              -           (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.91% of the Institutional
    Shares' average net assets.
(d) Reflects overall decrease in purchases and sales of securities.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

70  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                    SIX-MONTH
                                  PERIOD ENDED                                                   PERIOD ENDED
                                   JANUARY 31,                 YEAR ENDED JULY 31,                  JULY 31,
                                  ---------------------------------------------------------------------------
                                     2016         2015         2014         2013         2012         2011***
                                  ---------------------------------------------------------------------------
Net asset value at
  beginning of period             $ 10.58     $  10.95      $ 10.74       $10.80       $10.60       $10.11
                                  ------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income               .20          .41          .39(a)       .45          .50          .52
  Net realized and
    unrealized gain (loss)           (.43)        (.35)         .25(a)      (.04)         .20          .49
                                  ------------------------------------------------------------------------
Total from investment
  operations                         (.23)         .06          .64(a)       .41          .70         1.01
                                  ------------------------------------------------------------------------
Less distributions from:
  Net investment income              (.20)        (.41)        (.43)        (.45)        (.50)        (.52)
  Realized capital gains             (.01)        (.02)        (.00)(b)     (.02)           -            -
                                  ------------------------------------------------------------------------
Total distributions                  (.21)        (.43)        (.43)        (.47)        (.50)        (.52)
                                  ------------------------------------------------------------------------
Net asset value at
  end of period                   $ 10.14     $  10.58      $ 10.95       $10.74       $10.80       $10.60
                                  ========================================================================
Total return (%)*                   (2.15)         .46         6.08         3.77         6.86        10.19
Net assets at
  end of period (000)             $94,572     $118,753      $42,799       $8,890       $7,929       $6,109
Ratios to average
  net assets:**
  Expenses (%)(c)                     .90(d)       .89(f)       .94          .95          .95          .95(d)
  Expenses, excluding
    reimbursements (%)(c)             .90(d)       .89          .94         1.06         1.14         1.70(d)
  Net investment income (%)          3.92(d)      3.74         3.83         4.07         4.76         5.02(d)
Portfolio turnover (%)                  7           13            8           10           17           16(e)

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $106,092,000.
*** Adviser Shares commenced operations on August 1, 2010.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                        -            -            -         (.00%)(+)    (.00%)(+)    (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects overall decrease in purchases and sales of securities.
(f) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to .95% of the Adviser Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  71

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

72  | USAA INTERMEDIATE-TERM BOND FUND

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING              ENDING               DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE          AUGUST 1, 2015 -
                                         AUGUST 1, 2015       JANUARY 31, 2016        JANUARY 31, 2016
                                        --------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $  980.60                 $3.29

Hypothetical
  (5% return before expenses)               1,000.00               1,021.82                  3.35

INSTITUTIONAL SHARES
Actual                                      1,000.00                 981.00                  2.84

Hypothetical
  (5% return before expenses)               1,000.00               1,022.27                  2.90

ADVISER SHARES
Actual                                      1,000.00                 978.50                  4.48

Hypothetical
  (5% return before expenses)               1,000.00               1,020.61                  4.57

*Expenses are equal to the annualized expense ratio of 0.66% for Fund Shares, 0.57% for Institutional Shares, and 0.90% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (1.94)% for Fund Shares, (1.90)% for Institutional Shares, and (2.15)% for Adviser Shares for the six-month period of August 1, 2015, through January 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  73

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       We know what it means to serve.(R)

   =============================================================================
   40049-0316                                (C)2016, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                             [GRAPHIC OF USAA MONEY MARKET FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA MONEY MARKET FUND
         JANUARY 31, 2016

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO MAKE          [PHOTO OF BROOKS ENGLEHARDT]
HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                   9

    Notes to Portfolio of Investments                                         26

    Financial Statements                                                      29

    Notes to Financial Statements                                             32

EXPENSE EXAMPLE                                                               41

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202727-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA MONEY MARKET FUND (THE FUND) SEEKS THE HIGHEST INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets in high-quality, U.S. dollar-denominated, short-term debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict Securities and Exchange Commission (SEC) guidelines applicable to money market funds.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ANTHONY M. ERA, Jr.                               [PHOTO OF ANTHONY M. ERA, Jr.]

USAA Asset Management Company
--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term interest rates fell during the reporting period ended January 31, 2016, pushed lower by economic uncertainty. China was at the epicenter of concern, as the country's slowing pace of growth threatened to hinder the broader global economy. Investors also worried about dropping oil and commodity prices, which are widely considered to be evidence of global economic weakness. In the United States, economic data was mixed during the reporting period, with slower-than-expected growth in the fourth quarter of 2015. Against this backdrop, the yield on the 10-year U.S. Treasury fell from 2.15% to 1.92%, while the 30-year U.S. Treasury yield dropped from 2.85% to 2.74%. These lower yields tend to reflect changing expectations about the U.S. economy.

    In a move that had been anticipated for months, the Federal Reserve (the
    Fed) raised interest rates during the reporting period, lifting the target federal funds rate by 0.25% to a range between 0.25% and 0.5%. The federal funds rate had been anchored near zero since 2008. The Fed's action, which ultimately occurred on December 16, 2015, had a slightly positive impact on taxable money market securities' interest rates. Nevertheless, yields on money market funds remained near zero. Although money market funds provided very low absolute yields, investors continued to rely on them for the low risk and liquidity they offered.

================================================================================

2  | USAA MONEY MARKET FUND

================================================================================

o HOW DID THE USAA MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended January 31, 2016, the seven-day yield on the Fund remained at 0.01%. The total return for the same period was less than 0.01%, compared to an average of 0.01% for all money market funds ranked by iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    During the reporting period, we continued to invest the proceeds of maturing securities into commercial paper, Yankee certificates of deposit, and corporate notes. We also continued to invest in variable-rate demand notes (VRDNs), which we believe are likely to benefit when interest rates rise because of the frequency of their interest rate reset feature. We anticipate shorter-term yields rising gradually in response to any further Fed increases in the target federal funds rate, whenever they may occur in the future. The VRDNs owned by the Fund also give us flexibility because they can be sold at par (100% of face value) upon notice of seven days or less. In addition, most of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest, providing the Fund with a degree of safety and liquidity.

    Refer to page 6 for the benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    As always, we relied on our team of analysts to help us identify securities that represented relative value. These specialists continue to analyze and monitor every holding in the portfolio.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Variable-rate demand notes (VRDNs) are securities which the interest rate is reset periodically; typically weekly, although reset intervals may vary.

================================================================================

4  | USAA MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA MONEY MARKET FUND (THE FUND)
(Ticker Symbol: USAXX)

--------------------------------------------------------------------------------
                                   1/31/16                      7/31/15
--------------------------------------------------------------------------------
Net Assets                       $5.4 Billion                $5.3 Billion
Net Asset Value Per Share           $1.00                       $1.00
Dollar-Weighted Average
 Portfolio Maturity(+)             29 Days                     51 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*            1 YEAR            5 YEARS             10 YEARS
      0.01%                     0.01%              0.01%               1.28%

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                            5 YEARS                         10 YEARS
    0.01%                              0.01%                            1.31%

--------------------------------------------------------------------------------
   7-DAY YIELD AS OF 1/31/16                    EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
    SUBSIDIZED                           0.01%                          0.65%
    UNSUBSIDIZED                        -0.23%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.
*Total returns for periods of less than one year are not annualized. This return is cumulative.
**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.
YOU COULD LOSE MONEY BY INVESTING IN A MONEY MARKET FUND. ALTHOUGH THIS FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE TO DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS.
AN INVESTMENT IN THIS FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR
ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS
NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD
NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.
Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or reinvested net investment income. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                         iMONEYNET                USAA MONEY
                          AVERAGE                 MARKET FUND
 1/27/2015                 0.01%                     0.01%
 2/24/2015                 0.01%                     0.01%
 3/31/2015                 0.01%                     0.01%
 4/28/2015                 0.01%                     0.01%
 5/26/2015                 0.01%                     0.01%
 6/30/2015                 0.01%                     0.01%
 7/28/2015                 0.01%                     0.01%
 8/25/2015                 0.01%                     0.01%
 9/29/2015                 0.01%                     0.01%
10/27/2015                 0.01%                     0.01%
11/24/2015                 0.01%                     0.01%
12/29/2015                 0.03%                     0.01%
 1/26/2016                 0.04%                     0.01%

                                   [END CHART]

      Data represents the last Tuesday of each month. Ending date 1/26/16.

The graph tracks the USAA Money Market Fund's seven-day yield against an average of first-tier major money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA MONEY MARKET FUND

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                  [CHART OF CUMULATIVE PERFORMANCE OF $10,000]

                                      USAA MONEY MARKET FUND
 1/31/2006                                  $10,000.00
 2/28/2006                                   10,031.12
 3/31/2006                                   10,068.99
 4/30/2006                                   10,102.31
 5/31/2006                                   10,140.60
 6/30/2006                                   10,181.43
 7/31/2006                                   10,219.84
 8/31/2006                                   10,261.75
 9/30/2006                                   10,303.79
10/31/2006                                   10,344.62
11/30/2006                                   10,385.64
12/31/2006                                   10,431.04
 1/31/2007                                   10,471.05
 2/28/2007                                   10,509.69
 3/31/2007                                   10,553.91
 4/30/2007                                   10,594.05
 5/31/2007                                   10,637.16
 6/30/2007                                   10,680.20
 7/31/2007                                   10,722.06
 8/31/2007                                   10,770.45
 9/30/2007                                   10,809.30
10/31/2007                                   10,851.40
11/30/2007                                   10,892.68
12/31/2007                                   10,932.26
 1/31/2008                                   10,967.88
 2/29/2008                                   10,997.00
 3/31/2008                                   11,022.65
 4/30/2008                                   11,048.10
 5/31/2008                                   11,074.13
 6/30/2008                                   11,096.17
 7/31/2008                                   11,118.33
 8/31/2008                                   11,141.33
 9/30/2008                                   11,169.86
10/31/2008                                   11,208.22
11/30/2008                                   11,228.79
12/31/2008                                   11,247.40
 1/31/2009                                   11,261.24
 2/28/2009                                   11,272.31
 3/31/2009                                   11,283.96
 4/30/2009                                   11,294.47
 5/31/2009                                   11,305.99
 6/30/2009                                   11,316.27
 7/31/2009                                   11,325.32
 8/31/2009                                   11,331.24
 9/30/2009                                   11,335.25
10/31/2009                                   11,338.06
11/30/2009                                   11,339.50
12/31/2009                                   11,342.15
 1/31/2010                                   11,342.33
 2/28/2010                                   11,342.42
 3/31/2010                                   11,342.51
 4/30/2010                                   11,342.61
 5/31/2010                                   11,342.70
 6/30/2010                                   11,342.79
 7/31/2010                                   11,342.89
 8/31/2010                                   11,342.99
 9/30/2010                                   11,343.08
10/31/2010                                   11,343.18
11/30/2010                                   11,343.27
12/31/2010                                   11,344.64
 1/31/2011                                   11,344.73
 2/28/2011                                   11,344.82
 3/31/2011                                   11,344.92
 4/30/2011                                   11,345.01
 5/31/2011                                   11,345.11
 6/30/2011                                   11,345.20
 7/31/2011                                   11,345.29
 8/31/2011                                   11,345.39
 9/30/2011                                   11,345.49
10/31/2011                                   11,345.58
11/30/2011                                   11,345.67
12/31/2011                                   11,345.77
 1/31/2012                                   11,347.82
 2/29/2012                                   11,347.91
 3/31/2012                                   11,348.01
 4/30/2012                                   11,348.10
 5/31/2012                                   11,348.19
 6/30/2012                                   11,348.29
 7/31/2012                                   11,348.38
 8/31/2012                                   11,348.49
 9/30/2012                                   11,348.57
10/31/2012                                   11,348.67
11/30/2012                                   11,348.77
12/31/2012                                   11,349.20
 1/31/2013                                   11,349.29
 2/28/2013                                   11,349.38
 3/31/2013                                   11,349.48
 4/30/2013                                   11,349.57
 5/31/2013                                   11,349.66
 6/30/2013                                   11,349.76
 7/31/2013                                   11,349.85
 8/31/2013                                   11,349.95
 9/30/2013                                   11,350.04
10/31/2013                                   11,350.15
11/30/2013                                   11,350.25
12/31/2013                                   11,350.40
 1/31/2014                                   11,350.49
 2/28/2014                                   11,350.58
 3/31/2014                                   11,350.67
 4/30/2014                                   11,350.77
 5/31/2014                                   11,350.86
 6/30/2014                                   11,350.95
 7/31/2014                                   11,351.05
 8/31/2014                                   11,351.15
 9/30/2014                                   11,351.24
10/31/2014                                   11,351.34
11/30/2014                                   11,351.43
12/31/2014                                   11,351.59
 1/31/2015                                   11,351.69
 2/28/2015                                   11,351.78
 3/31/2015                                   11,351.87
 4/30/2015                                   11,351.97
 5/31/2015                                   11,352.06
 6/30/2015                                   11,352.16
 7/31/2015                                   11,352.25
 8/31/2015                                   11,352.35
 9/30/2015                                   11,352.44
10/31/2015                                   11,352.54
11/30/2015                                   11,352.63
12/31/2015                                   11,352.73
 1/31/2016                                   11,352.82

                                   [END CHART]

                       Data from 1/31/06 through 1/31/16.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted assumes reinvestment of all net investment income and realized capital gain distributions and does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. For seven-day yield information, please refer to the Fund's investment overview page.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                           o PORTFOLIO MIX - 1/31/16 o

                          [PIE CHART OF PORTFOLIO MIX]

VARIABLE-RATE DEMAND NOTES                           36.2%
COMMERCIAL PAPER                                     35.3%
FIXED-RATE INSTRUMENTS                               15.5%
ADJUSTABLE-RATE NOTES                                 8.8%
REPURCHASE AGREEMENTS                                 3.8%
PUT BONDS                                             0.9%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 9-25.

================================================================================

8  | USAA MONEY MARKET FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON         FINAL            VALUE
(000)         SECURITY                                              RATE         MATURITY          (000)
--------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (15.5%)

              DIVERSIFIED BANKS (10.9%)
$ 25,000      Bank of Nova Scotia                                   0.51%      4/14/2016      $   25,000
  25,000      Canadian Imperial Bank of Commerce                    0.56       4/21/2016          25,000
  25,000      Canadian Imperial Bank of Commerce                    0.77       6/17/2016          25,000
  25,000      DnB NOR Bank ASA                                      0.38       2/24/2016          25,000
  25,000      DnB NOR Bank ASA                                      0.70       6/14/2016          25,000
  64,516      JPMorgan Chase & Co.                                  3.45       3/01/2016          64,652
  25,000      Landesbank Hessen Thuringen                           0.34       2/04/2016          25,000
  25,000      Landesbank Hessen Thuringen                           0.41       2/17/2016          25,000
  25,000      Mizuho Bank Ltd.                                      0.65       4/08/2016          25,000
  25,000      Natixis                                               0.40       2/10/2016          25,000
  25,000      Natixis                                               0.59       3/17/2016          25,000
  25,000      Norinchukin Bank                                      0.60       3/17/2016          25,000
  25,000      Norinchukin Bank                                      0.63       4/07/2016          25,000
  25,000      Norinchukin Bank                                      0.57       4/22/2016          25,000
  25,000      Rabobank Nederland N.V.                               0.40       2/04/2016          25,000
  25,000      Skandinaviska Enskilda Banken AB                      0.32       2/19/2016          25,000
  25,000      Skandinaviska Enskilda Banken AB                      0.53       4/19/2016          25,000
  25,000      Skandinaviska Enskilda Banken AB                      0.62       5/09/2016          25,000
  25,000      Standard Chartered Bank                               0.46       2/08/2016          25,000
  25,000      Sumitomo Mitsui Banking Corp.                         0.65       4/13/2016          25,000
  25,000      Svenska Handelsbanken                                 0.46       4/29/2016          25,000
  25,000      Swedbank AB                                           0.28       2/16/2016          25,000
                                                                                              ----------
                                                                                                 589,652
                                                                                              ----------
              DIVERSIFIED CAPITAL MARKETS (0.9%)
  25,000      Credit Suisse AG                                      0.58       5/04/2016          25,000
  25,000      Credit Suisse AG                                      0.86       7/06/2016          25,000
                                                                                              ----------
                                                                                                  50,000
                                                                                              ----------
              GENERAL OBLIGATION (0.7%)
  26,670      Frontier CSD                                          1.50       6/28/2016          26,761
  13,000      Yorkshire-Pioneer CSD                                 1.50       6/29/2016          13,044
                                                                                              ----------
                                                                                                  39,805
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (1.1%)
  33,910      Morgan Stanley                                        1.75       2/25/2016          33,932

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 23,459      Morgan Stanley                                        3.80%      4/29/2016      $   23,622
                                                                                              ----------
                                                                                                  57,554
                                                                                              ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.9%)
  25,000      Toronto-Dominion Bank                                 0.35       2/02/2016          25,000
  25,000      Toronto-Dominion Bank                                 0.52       5/05/2016          25,000
                                                                                              ----------
                                                                                                  50,000
                                                                                              ----------
              REGIONAL BANKS (1.0%)
  25,000      MUFG Union Bank, N.A.                                 0.29       3/16/2016          25,000
  25,000      MUFG Union Bank, N.A.                                 0.36       4/13/2016          25,000
   5,405      MUFG Union Bank, N.A.                                 3.00       6/06/2016           5,443
                                                                                              ----------
                                                                                                  55,443
                                                                                              ----------
              Total Fixed-Rate Instruments (cost: $842,454)                                      842,454
                                                                                              ----------

              COMMERCIAL PAPER (35.3%)

              ASSET-BACKED FINANCING (18.6%)
  25,000      Barton Capital, LLC(a),(b)                            0.29       2/02/2016          25,000
  25,000      Barton Capital, LLC(a),(b)                            0.60       3/02/2016          24,988
  25,011      Cedar Springs Capital Co.(a)                          0.33       2/11/2016          25,009
  16,038      Cedar Springs Capital Co.(a)                          0.60       2/16/2016          16,034
  25,000      Cedar Springs Capital Co.(a)                          0.65       4/07/2016          24,970
  30,000      Crown Point Capital Co.(a)                            0.35       2/09/2016          29,998
  30,000      Crown Point Capital Co.(a)                            0.60       4/20/2016          29,961
  25,000      Crown Point Capital Co.(a)                            0.64       5/09/2016          24,956
  25,000      Fairway Finance Corp.(a),(b)                          0.28       2/08/2016          24,999
  10,000      Fairway Finance Corp.(a),(b)                          0.30       2/10/2016           9,999
  20,000      Fairway Finance Corp.(a),(b)                          0.30       2/24/2016          19,996
  35,000      Fairway Finance Corp.(a),(b)                          0.37       3/01/2016          34,990
  51,502      Gotham Funding Corp.(a),(b)                           0.45       3/04/2016          51,481
  25,000      Gotham Funding Corp.(a),(b)                           0.50       3/09/2016          24,987
  45,000      Hannover Funding Co. LLC(a),(b)                       0.40       2/01/2016          45,000
  30,000      Liberty Street Funding LLC(a),(b)                     0.60       4/04/2016          29,968
  10,000      LMA Americas, LLC(a),(b)                              0.37       2/05/2016          10,000
  18,000      LMA Americas, LLC(a),(b)                              0.44       2/29/2016          17,994
  30,000      LMA Americas, LLC(a),(b)                              0.39       2/01/2016          30,000
  31,600      LMA Americas, LLC(a),(b)                              0.38       2/04/2016          31,599
  40,000      Manhattan Asset Funding Co.(a),(b)                    0.45       2/01/2016          40,000
  31,636      Manhattan Asset Funding Co.(a),(b)                    0.45       2/05/2016          31,634
  25,000      Manhattan Asset Funding Co.(a),(b)                    0.46       2/19/2016          24,994
   8,982      Nieuw Amsterdam Receivable Corp.(a),(b)               0.40       2/16/2016           8,981
  20,000      Nieuw Amsterdam Receivable Corp.(a),(b)               0.37       2/23/2016          19,995
   5,647      Nieuw Amsterdam Receivable Corp.(a),(b)               0.45       3/16/2016           5,644
  20,000      Old Line Funding LLC(a),(b)                           0.47       3/28/2016          19,985

================================================================================

10  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 33,650      Old Line Funding LLC(a),(b)                           0.73%      5/04/2016      $   33,587
  30,000      Ridgefield Funding Co., LLC(a)                        0.38       2/11/2016          29,997
  30,000      Ridgefield Funding Co., LLC(a)                        0.43       2/18/2016          29,994
  30,000      Ridgefield Funding Co., LLC(a)                        0.60       3/17/2016          29,977
  30,000      Ridgefield Funding Co., LLC(a)                        0.62       4/05/2016          29,967
  30,000      Sheffield Receivables(a),(b)                          0.61       3/11/2016          29,980
  45,000      Victory Receivables(a),(b)                            0.45       2/05/2016          44,998
  40,000      Working Capital Management Co.(a),(b)                 0.45       2/02/2016          39,999
  30,000      Working Capital Management Co.(a),(b)                 0.41       2/03/2016          29,999
   6,350      Working Capital Management Co.(a),(b)                 0.46       2/16/2016           6,349
  18,300      Working Capital Management Co.(a),(b)                 0.47       2/23/2016          18,295
                                                                                              ----------
                                                                                               1,006,304
                                                                                              ----------
              AUTOMOBILE MANUFACTURERS (0.4%)
   2,580      Hyundai Capital America(a),(b)                        0.65       2/02/2016           2,580
   4,000      Hyundai Capital America(a),(b)                        0.68       2/03/2016           4,000
  12,000      Hyundai Capital America(a),(b)                        0.78       2/19/2016          11,995
   5,000      Hyundai Capital America(a),(b)                        0.80       2/23/2016           4,997
                                                                                              ----------
                                                                                                  23,572
                                                                                              ----------
              AUTOMOTIVE RETAIL (0.4%)
  22,000      Autozone Inc.(a),(b)                                  0.60       2/10/2016          21,997
                                                                                              ----------
              CONSUMER FINANCE (1.1%)
  30,000      American Honda Finance                                0.40       3/16/2016          29,985
  28,000      American Honda Finance                                0.47       4/27/2016          27,969
                                                                                              ----------
                                                                                                  57,954
                                                                                              ----------
              DIVERSIFIED CHEMICALS (0.4%)
  18,750      BASF SE(a),(b)                                        0.50       3/29/2016          18,735
   5,000      LyondellBasell Investment, LLC(a),(b)                 0.70       2/16/2016           4,999
                                                                                              ----------
                                                                                                  23,734
                                                                                              ----------
              EDUCATION (3.1%)
   8,690      DeKalb County Development Auth.                       0.38       2/17/2016           8,690
  36,870      Emory Univ.                                           0.31       2/01/2016          36,870
  34,500      Emory Univ.                                           0.35       2/16/2016          34,499
  26,000      Emory Univ.                                           0.40       3/10/2016          26,000
  25,000      Univ. of Texas System                                 0.25       3/01/2016          24,999
  37,000      Yale Univ.                                            0.35       2/09/2016          36,997
                                                                                              ----------
                                                                                                 168,055
                                                                                              ----------
              EDUCATION SERVICES (0.3%)
  15,000      Baylor Univ.                                          0.38       3/10/2016          14,994
                                                                                              ----------
              ELECTRIC UTILITIES (0.4%)
  22,000      Pacific Gas & Electric Co.(a),(b)                     0.62       2/09/2016          21,997
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              ELECTRIC/GAS UTILITIES (3.8%)
$ 30,000      Long Island Power Auth. (LOC - Royal Bank of Canada)  0.32%      2/11/2016      $   30,000
   5,000      Long Island Power Auth. (LOC - Royal Bank of Canada)  0.38       3/03/2016           5,000
  25,000      Long Island Power Auth. (LOC - Royal Bank of Canada)  0.38       3/17/2016          25,000
  42,107      South Carolina Public Service Auth.                   0.25       2/10/2016          42,107
  12,500      South Carolina Public Service Auth.                   0.45       2/22/2016          12,500
   9,558      South Carolina Public Service Auth.                   0.43       2/23/2016           9,558
  42,674      South Carolina Public Service Auth.                   0.40       2/29/2016          42,674
  37,832      South Carolina Public Service Auth.                   0.45       3/21/2016          37,832
                                                                                              ----------
                                                                                                 204,671
                                                                                              ----------
              HEALTH CARE FACILITIES (0.5%)
  25,000      Trinity Health Corp.                                  0.48       2/16/2016          24,995
                                                                                              ----------
              HOSPITAL (3.5%)
  30,000      Catholic Health Initiatives                           0.65       2/22/2016          29,989
  20,000      Catholic Health Initiatives                           0.60       3/14/2016          19,986
  30,000      Inova Health Systems Foundation                       0.20       2/16/2016          29,998
  40,000      Inova Health Systems Foundation                       0.45       3/03/2016          39,984
  30,000      Inova Health Systems Foundation                       0.50       4/05/2016          29,973
  40,036      Kaiser Foundation Hospital                            0.48       3/07/2016          40,017
                                                                                              ----------
                                                                                                 189,947
                                                                                              ----------
              INTEGRATED OIL & GAS (1.2%)
  25,000      Exxon Mobil Corp.                                     0.29       2/03/2016          25,000
  20,000      Exxon Mobil Corp.                                     0.33       2/12/2016          19,998
  20,000      Exxon Mobil Corp.                                     0.40       3/01/2016          19,993
                                                                                              ----------
                                                                                                  64,991
                                                                                              ----------
              OIL & GAS REFINING & MARKETING (0.1%)
   5,000      Motiva Enterprises LLC                                0.75       2/08/2016           4,999
                                                                                              ----------
              SOFT DRINKS (1.5%)
  17,250      Coca-Cola Co.(a),(b)                                  0.28       2/17/2016          17,248
  25,000      Coca-Cola Co.(a),(b)                                  0.34       2/25/2016          24,994
  20,000      Coca-Cola Co.(a),(b)                                  0.42       3/24/2016          19,988
  19,900      Coca-Cola Co.(a),(b)                                  0.48       4/25/2016          19,878
                                                                                              ----------
                                                                                                  82,108
                                                                                              ----------
              Total Commercial Paper (cost: $1,910,318)                                        1,910,318
                                                                                              ----------

              PUT BONDS (0.9%)

              ELECTRIC UTILITIES (0.9%)
  50,000      Mobile IDB (cost: $50,000)                            0.65       6/01/2034          50,000
                                                                                              ----------

================================================================================

12  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              VARIABLE-RATE DEMAND NOTES (36.2%)

              AEROSPACE & DEFENSE (0.6%)
$  9,595      Albertville IDB (LOC - JPMorgan Chase Bank, N.A.)     0.13%      3/01/2018      $    9,595
  23,060      GBG, LLC (LOC - Bank of New York Mellon)(a)           0.32       9/01/2027          23,060
                                                                                              ----------
                                                                                                  32,655
                                                                                              ----------
              AGRICULTURAL PRODUCTS (1.2%)
  15,000      Indiana Finance Auth.                                 0.04       6/01/2041          15,000
  10,045      Iowa Finance Auth.                                    0.04       6/01/2036          10,045
  35,000      Iowa Finance Auth.                                    0.04       6/01/2039          35,000
   2,730      Washington Economic Dev. Finance Auth.
                (LOC - Bank of the West)                            0.05       9/01/2032           2,730
                                                                                              ----------
                                                                                                  62,775
                                                                                              ----------
              AIRLINES (0.7%)
  38,900      Chicago-O'Hare International Airport
                (LOC - Bayerische Landesbank)                       0.02       5/01/2035          38,900
                                                                                              ----------
              AIRPORT SERVICES (0.0%)
   1,800      San Antonio Airport System
                (LOC - Bank of America, N.A.)                       0.20       4/01/2020           1,800
                                                                                              ----------
              AIRPORT/PORT (1.1%)
  47,025      Broward County
                (LIQ) (LOC - Deutsche Bank A.G.)(a)                 0.15      10/01/2033          47,025
  13,300      Denver City and County (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                       0.15      11/15/2032          13,300
                                                                                              ----------
                                                                                                  60,325
                                                                                              ----------
              ALUMINUM (0.1%)
   7,815      Hancock County (LOC - Wells Fargo Bank, N.A.)         0.21       4/01/2028           7,815
                                                                                              ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
   4,635      St. Charles Parish (LOC - Federal Home Loan
                Bank of Atlanta)                                    0.45       9/01/2024           4,635
                                                                                              ----------
              ASSET-BACKED FINANCING (0.0%)
   2,210      Capital Markets Access Co., LLC (LOC - Federal
              Home Loan Bank of Atlanta)                            0.41       8/01/2031           2,210
                                                                                              ----------
              AUTO PARTS & EQUIPMENT (0.2%)
   1,600      Elkhart County (LOC - Fifth Third Bank)               0.14      12/01/2027           1,600
   4,115      Illinois Finance Auth. (LOC - Federal Home Loan
                Bank of Chicago)                                    0.52       7/01/2040           4,115
   3,400      Savanna (LOC - Bank of America, N.A.)                 0.08       5/01/2019           3,400
   1,175      Tippecanoe County (LOC - Fifth Third Bank)            0.14      11/01/2025           1,175
                                                                                              ----------
                                                                                                  10,290
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              AUTOMOTIVE RETAIL (0.0%)
$    765      Kenwood Lincoln-Mercury, Inc. (LOC - PNC
                Bank, N.A.)                                         0.60%      3/01/2021      $      765
                                                                                              ----------
              BUILDING PRODUCTS (1.0%)
   2,465      Atchison (LOC - Key Bank, N.A.)                       0.17       1/01/2033           2,465
   3,945      Cornell Iron Works, Inc. (LOC - Bank of
                America, N.A.)                                      0.62       4/01/2019           3,945
   1,950      Delaware EDA (LOC - Key Bank, N.A.)                   0.17       4/01/2023           1,950
   3,200      Manhattan IDB (LOC - JPMorgan Chase Bank, N.A.)       0.32       4/01/2028           3,200
   4,285      Moondance Enterprises, LP (LOC - PNC Bank, N.A.)      0.43      11/01/2020           4,285
     750      Tazewell County IDA (LOC - PNC Bank, N.A.)            0.11       2/01/2017             750
  28,750      Union County (LOC - SunTrust Bank)                    0.40      10/01/2027          28,750
   9,400      Warren County (LOC - JPMorgan Chase Bank, N.A.)       0.18      12/01/2031           9,400
                                                                                              ----------
                                                                                                  54,745
                                                                                              ----------
              COMMERCIAL PRINTING (0.1%)
   1,465      Colorado Housing and Finance Auth.
                (LOC - Wells Fargo Bank, N.A.)                      0.20       5/01/2027           1,465
   1,989      Fairway, LLC (LOC - Federal Home Loan
                Bank of San Francisco)                              0.43      12/01/2023           1,989
   2,300      Summit County Port Auth. (LOC - Key Bank, N.A.)       0.17       7/01/2023           2,300
                                                                                              ----------
                                                                                                   5,754
                                                                                              ----------
              COMMUNITY SERVICE (0.3%)
  16,010      Wisconsin Public Finance Auth.
                (LOC - Fifth Third Bank)                            0.09       2/01/2042          16,010
                                                                                              ----------
              CONSTRUCTION MATERIALS (0.2%)
   1,855      Franklin IDB (LOC - Federal Home Loan
                Bank of Chicago)                                    0.10       7/01/2032           1,855
  10,000      Yavapai County IDA (LOC - Bank of Nova Scotia)        0.38       9/01/2035          10,000
                                                                                              ----------
                                                                                                  11,855
                                                                                              ----------
              DISTILLERS & VINTNERS (0.0%)
     100      Kentucky Rural EDA (LOC - PNC Bank, N.A.)             0.14      10/01/2016             100
                                                                                              ----------
              DISTRIBUTORS (0.3%)
  15,110      Bhavnani, LLC (LOC - U.S. Bank, N.A.)                 0.38       5/01/2038          15,110
                                                                                              ----------
              DIVERSIFIED CHEMICALS (0.1%)
   6,500      Port of Port Arthur Navigation District               0.06       4/01/2033           6,500
                                                                                              ----------
              DIVERSIFIED REAL ESTATE ACTIVITIES (2.6%)
   5,000      Fiore Capital, LLC (LOC - Wells Fargo Bank, N.A.)     0.28       8/01/2045           5,000
   7,000      Fiore Capital, LLC (LOC - Wells Fargo Bank, N.A.)     0.28       8/01/2045           7,000
  13,955      Kansas City Tax Financing Commission
                (LOC - Key Bank, N.A.)                              0.44       6/01/2024          13,955

================================================================================

14  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 58,400      New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                 0.08%      5/01/2042      $   58,400
  27,710      Paca-Pratt Associates, Inc. (LOC - Manufacturers &
                Traders Trust Co.)                                  0.78       1/01/2038          27,710
  13,288      Pinnacle Properties Dev. Group, LLC (LOC - Federal
                Home Loan Bank of Cincinnati)                       0.41       6/15/2041          13,288
   1,880      Stice-Hill Holdings, LC (LOC - Hancock Bank)          1.50      12/01/2023           1,880
  12,525      Stobro Co., LP (LOC - Federal Home Loan
                Bank of Pittsburgh)                                 0.38       1/01/2032          12,525
                                                                                              ----------
                                                                                                 139,758
                                                                                              ----------
              EDUCATION (0.5%)
   6,595      Colorado Educational and Cultural Facilities Auth.
                (LOC - Fifth Third Bank)                            0.03       1/01/2029           6,595
  10,000      Massachusetts Dev. Finance Agency
                (LOC - RBS Citizens, N.A.)                          0.50       7/01/2043          10,000
   5,000      Michigan State Finance Auth. (LOC - Bank of Montreal) 0.32       9/01/2050           5,000
   7,670      Missouri Health and Educational Facilities Auth.
                (LOC - Fifth Third Bank)                            0.09       7/15/2037           7,670
                                                                                              ----------
                                                                                                  29,265
                                                                                              ----------
              EDUCATION SERVICES (0.6%)
   6,426      Cornerstone Funding Corp. I (LOC - TD Bank, N.A.)     0.91       1/01/2025           6,426
   5,170      Harvest Time Tabernacle, Inc. (LOC - Federal
              Home Loan Bank of Dallas)                             0.43       8/01/2037           5,170
   3,570      Manhattan Christian College, Inc.
                (LOC - Federal Home Loan Bank of Topeka)            0.43       5/01/2036           3,570
  12,985      Saddleback Valley Community Church
                (LOC - Federal Home Loan Bank of San Francisco)     0.41      11/01/2038          12,985
   2,255      Summit Country Day School (LOC - U.S. Bank, N.A.)     0.70       2/01/2019           2,255
                                                                                              ----------
                                                                                                  30,406
                                                                                              ----------
              ELECTRIC UTILITIES (3.8%)
  11,000      Appling County Dev. Auth.                             0.18       9/01/2041          11,000
   6,000      Dade County IDA                                       0.01       6/01/2021           6,000
  38,300      Garfield County Industrial Auth.                      0.05       1/01/2025          38,300
  21,200      Indiana Dev. Finance Auth.                            0.30      12/01/2038          21,200
  15,000      Miami-Dade County IDA                                 0.02       2/01/2023          15,000
   7,250      Mobile IDB                                            0.02       9/01/2031           7,250
  20,000      Muskogee Industrial Trust                             0.05       6/01/2027          20,000
  30,000      St. Lucie County                                      0.02       5/01/2024          30,000
  58,400      St. Lucie County                                      0.01       9/01/2028          58,400
                                                                                              ----------
                                                                                                 207,150
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              ELECTRIC/GAS UTILITIES (0.2%)
$ 10,000      Central Plains Energy Project (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                       0.26%      9/01/2037      $   10,000
                                                                                              ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.0%)
     995      Colorado Housing and Finance Auth.
                (LOC - Wells Fargo Bank, N.A.)                      0.20      10/01/2032             995
                                                                                              ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
   4,785      Putnam County IDA (LOC - RBS Citizens, N.A.)          0.41       7/01/2032           4,785
                                                                                              ----------
              FOOD RETAIL (0.5%)
  18,750      Altoona-Blair County Dev. Corp.
                (LOC - PNC Bank, N.A.)(a)                           0.38       4/01/2035          18,750
   1,555      Food Supply, Inc. (LOC - SunTrust Bank)               0.42       5/01/2024           1,555
   6,420      Saubels Market, Inc. (LOC - Fulton Bank)              1.00       5/01/2034           6,420
                                                                                              ----------
                                                                                                  26,725
                                                                                              ----------
              FOREST PRODUCTS (0.1%)
   4,200      Rex Lumber, LLC (LOC - Federal Home Loan
                Bank of Dallas)                                     0.41       2/01/2022           4,200
                                                                                              ----------
              GENERAL MERCHANDISE STORES (0.2%)
   9,445      Marion EDA (LOC - Key Bank, N.A.)                     0.48       2/01/2035           9,445
                                                                                              ----------
              GENERAL OBLIGATION (2.1%)
   7,500      Bridgeview (LOC - Harris Bank, N.A.)                  0.40      12/01/2038           7,500
   7,500      Bridgeview (LOC - Harris Bank, N.A.)                  0.40      12/01/2038           7,500
  28,465      McHenry County (LIQ) (LOC - Deutsche Bank A.G.)(a)    0.16       1/15/2026          28,465
   5,550      Michigan Charter Township of Commerce
                (LOC - Comerica Bank, N.A.)                         0.39      10/01/2018           5,550
  34,445      Michigan Charter Township of Commerce
                (LOC - PNC Bank, N.A.)                              0.39      10/01/2034          34,445
  29,800      Will County Community High School District (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                       0.19       1/01/2026          29,800
                                                                                              ----------
                                                                                                 113,260
                                                                                              ----------
              HEALTH CARE EQUIPMENT (0.2%)
   1,440      Labcon North America (LOC - Bank of the West)         0.37       1/01/2040           1,440
   8,110      Labcon North America (LOC - Bank of the West)         0.37       6/01/2044           8,110
                                                                                              ----------
                                                                                                   9,550
                                                                                              ----------
              HEALTH CARE FACILITIES (3.0%)
   7,065      Alexandria IDA (LOC - Bank of America, N.A.)          0.41       7/01/2030           7,065
   9,120      Bronson Lifestyle Improvement & Research Center
                (LOC - Fifth Third Bank)                            0.52       9/01/2030           9,120
   1,920      Columbia County IDA (LOC - HSBC Bank USA)             0.41       7/01/2027           1,920
   4,865      Crozer Keystone Health System (LOC - TD Bank, N.A.)   0.38      12/15/2021           4,865

================================================================================

16  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$    480      District of Columbia (LOC - Manufacturers &
                Traders Trust Co.)                                  0.78%      7/01/2032      $      480
   3,715      Dunn Nursing Home, Inc. (LOC - Federal Home
                Loan Bank of Dallas)                                0.41       2/01/2024           3,715
   7,845      Genoa Medical Dev., LLC (LOC - Fifth Third Bank)      0.37      12/01/2045           7,845
   1,695      HP LRHS Land, LLC (LOC - U.S. Bank, N.A.)             0.37      10/01/2030           1,695
   4,730      IHA Capital Dev., LLC (LOC - Fifth Third Bank)        0.37       6/01/2053           4,730
   3,640      Louisiana Public Facilities Auth.
                (LOC - Capital One, N.A.)                           0.50       7/01/2028           3,640
   1,100      MBE Investment Co., LLC
                (LOC - Comerica Bank, N.A.)                         0.43       2/01/2051           1,100
   3,275      MCE MOB IV, LP (LOC - PNC Bank, N.A.)                 0.43       8/01/2022           3,275
   3,370      Medical Center of Athens
                (LOC - Federal Home Loan Bank of Atlanta)           0.48       9/01/2032           3,370
   6,780      Medical Properties Investment Co.
                (LOC - Fifth Third Bank)                            0.37      11/01/2035           6,780
   7,390      MediLucent MOB I, LP
                (LOC - PNC Bank, N.A.)                              0.43       8/01/2030           7,390
  11,895      MMC Corp. (LOC - JPMorgan Chase Bank, N.A.)           0.50      11/01/2035          11,895
   3,405      Onondaga County IDA (LOC - HSBC Bank USA)             0.41       1/01/2023           3,405
  24,170      OSF Finance Co., LLC (LOC - PNC Bank, N.A.)           0.38      12/01/2037          24,170
   2,960      Premier Senior Living, LLC
                (LOC - Wells Fargo Bank, N.A.)                      0.41       8/01/2037           2,960
   3,805      Premier Senior Living, LLC
                (LOC - Wells Fargo Bank, N.A.)                      0.41       8/01/2037           3,805
   6,565      Premier Senior Living, LLC
                (LOC - Wells Fargo Bank, N.A.)                      0.41       8/01/2037           6,565
   4,575      Premier Senior Living, LLC
                (LOC - Wells Fargo Bank, N.A.)                      0.41       8/01/2037           4,575
   2,125      Premier Senior Living, LLC
                (LOC - Wells Fargo Bank, N.A.)                      0.41       8/01/2037           2,125
   2,515      Premier Senior Living, LLC
                (LOC - Wells Fargo Bank, N.A.)                      0.41       8/01/2037           2,515
   2,495      Premier Senior Living, LLC
                (LOC - Wells Fargo Bank, N.A.)                      0.41       8/01/2037           2,495
  22,860      Premier Senior Living, LLC
                (LOC - Wells Fargo Bank, N.A.)                      0.41       8/01/2037          22,860
   5,160      Sawmill Creek Lodge Co.
                (LOC - Fifth Third Bank)                            0.42      10/01/2026           5,160
   2,500      Syracuse IDA (LOC - HSBC Bank USA)                    0.41       1/01/2023           2,500
                                                                                              ----------
                                                                                                 162,020
                                                                                              ----------
              HEALTH CARE SERVICES (0.3%)
   6,360      Central Ohio Medical Textiles
                (LOC - PNC Bank, N.A.)                              0.43       3/01/2023           6,360

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$  6,000      Kaneville Road Joint Venture
                (LOC - Federal Home Loan Bank of Chicago)           0.41%     11/01/2032      $    6,000
   5,910      Vold Vision Ventures, LLC
                (LOC - Federal Home Loan Bank of Dallas)            0.43      10/01/2039           5,910
                                                                                              ----------
                                                                                                  18,270
                                                                                              ----------
              HOME FURNISHINGS (0.2%)
   3,020      Caddo Parish IDB (LOC - Capital One, N.A.)            0.66       7/01/2024           3,020
   4,000      Fulton County Dev. Auth.
                (LOC - Wells Fargo Bank, N.A.)                      0.35       6/01/2027           4,000
   2,300      Jasper County IDA
                (LOC - JPMorgan Chase Bank, N.A.)                   0.24       8/01/2016           2,300
   1,500      Michigan Strategic Fund Ltd.
                (LOC - JPMorgan Chase Bank, N.A.)                   0.11       9/01/2030           1,500
   2,300      Walton County Industrial Building Auth.
                (LOC - Wells Fargo Bank, N.A.)                      0.35      10/01/2017           2,300
                                                                                              ----------
                                                                                                  13,120
                                                                                              ----------
              HOME IMPROVEMENT RETAIL (0.1%)
   5,415      Brookhaven IDA (LOC - Capital One, N.A.)              0.55       1/01/2025           5,415
                                                                                              ----------
              HOSPITAL (1.3%)
   3,170      Albany IDA (LOC - RBS Citizens, N.A.)                 0.93       5/01/2035           3,170
   1,730      Johnson City Health and Educational Facilities Board
                (LOC - U.S. Bank, N.A.)                             0.38       7/01/2033           1,730
  10,035      Lee Memorial Health System (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                       0.16       4/01/2037          10,035
  22,800      Maryland Health and Higher Educational Facilities
                Auth. (LIQ) (LOC - Deutsche Bank A.G.)(a)           0.20       8/15/2042          22,800
  24,805      Missouri Health and Educational Facilities Board
                (LIQ) (LOC - Deutsche Bank A.G.)(a)                 0.20      11/15/2048          24,805
   7,730      Nassau Health Care Corp.
                (LOC - JPMorgan Chase Bank, N.A.)                   0.40       8/01/2022           7,730
                                                                                              ----------
                                                                                                  70,270
                                                                                              ----------
              HOTELS, RESORTS & CRUISE LINES (0.3%)
   3,240      Connecticut Dev. Auth. (LOC - TD Bank, N.A.)          0.47      12/01/2028           3,240
   1,700      Doghouse Properties, LLC
                (LOC - Federal Home Loan Bank of Atlanta)           0.47       5/01/2027           1,700
   7,940      Forward Corp. (LOC - Fifth Third Bank)                0.37      12/01/2030           7,940
   2,461      Merger Hospitality, LLC (LOC - Fifth Third Bank)      0.42       4/01/2026           2,461
                                                                                              ----------
                                                                                                  15,341
                                                                                              ----------
              HOUSEHOLD APPLIANCES (0.0%)
   1,250      Stark County (LOC - Key Bank, N.A.)                   0.17       6/01/2018           1,250
                                                                                              ----------

================================================================================

18  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              HOUSEWARES & SPECIALTIES (0.0%)
$  1,710      Schulte Corp. (LOC - Fifth Third Bank)                0.37%      9/01/2024      $    1,710
                                                                                              ----------
              INDUSTRIAL GASES (0.1%)
   4,000      Louisiana Public Facilities Auth.                     0.01      12/01/2042           4,000
                                                                                              ----------
              INDUSTRIAL MACHINERY (0.2%)
   2,000      Allegheny County IDA (LOC - PNC Bank, N.A.)           0.52      11/01/2027           2,000
   3,040      Fulton County Dev. Auth.
                (LOC - Federal Home Loan Bank of Atlanta)           0.09       5/01/2030           3,040
     500      Henderson County (LOC - Wells Fargo Bank, N.A.)       0.08      11/01/2019             500
   2,075      Lynchburg IDA (LOC - PNC Bank, N.A.)                  0.11       3/01/2029           2,075
     600      Michigan Strategic Fund Ltd. (LOC - Fifth Third Bank) 0.14       3/01/2023             600
   1,230      Sheboygan Falls (LOC - U.S. Bank, N.A.)               0.54       1/01/2032           1,230
   1,245      South Carolina Jobs EDA (LOC - Key Bank, N.A.)        0.17       4/01/2022           1,245
     860      Trumbull County (LOC - Key Bank, N.A.)                0.17       4/01/2017             860
                                                                                              ----------
                                                                                                  11,550
                                                                                              ----------
              INTEGRATED OIL & GAS (0.4%)
  20,000      Calhoun County Navigation IDA                         0.03       1/01/2024          20,000
                                                                                              ----------
              LEISURE FACILITIES (0.5%)
   4,630      Cattail Creek Country Club, Inc.
                (LOC - Manufacturers & Traders Trust Co.)           0.78       3/01/2031           4,630
  10,365      CEI Capital, LLC (LOC - Fifth Third Bank)             0.36       3/01/2033          10,365
   9,400      Turfway Park, LLC (LOC - Fifth Third Bank)            0.50       7/01/2022           9,400
                                                                                              ----------
                                                                                                  24,395
                                                                                              ----------
              LEISURE PRODUCTS (0.1%)
   5,450      Charter Lakes Capital, LLC
                (LOC - U.S. Bank, N.A.)                             0.35      10/01/2046           5,450
   1,570      Rhode Island Industrial Facilities Corp.
                (LOC - TD Bank, N.A.)                               0.15       2/01/2021           1,570
                                                                                              ----------
                                                                                                   7,020
                                                                                              ----------
              LIFE & HEALTH INSURANCE (1.9%)
   2,130      Christian Sendra Irrevocable Trust
                (LOC - Bank of Oklahoma, N.A.)                      0.41       8/01/2035           2,130
   2,150      Craig Moran Irrevocable Life Insurance Trust
                (LOC - Bank of Oklahoma, N.A.)                      0.41       1/01/2035           2,150
   1,890      Frank Moran Irrevocable Life Insurance Trust
                (LOC - Bank of Oklahoma, N.A.)                      0.41       1/01/2035           1,890
   6,460      Harry M. Rubin 2014 Insurance Trust
                (LOC - Wells Fargo Bank, N.A.)                      0.41       9/01/2034           6,460
   2,450      Kevin Moran Irrevocable Life Insurance Trust
                (LOC - Bank of Oklahoma, N.A.)                      0.41       1/01/2035           2,450

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$  9,825      KVR Insurance Trust
                (LOC - Bank of Oklahoma, N.A.)                      0.41%      6/01/2034      $    9,825
   5,305      Larry L. Henry 2013 Family Trust II
                (LOC - Bank of Oklahoma, N.A.)                      0.41      12/01/2035           5,305
   3,950      Lavonia O. Frick Family Trust
                (LOC - Wells Fargo Bank, N.A.)                      0.41       8/01/2028           3,950
  13,355      Lavonne Johnson Life Insurance Trust
                (LOC - Federal Home Loan Bank of Atlanta)           0.41       6/01/2031          13,355
   8,870      Lynette J. Keane Insurance Trust
                (LOC - Wells Fargo Bank, N.A.)                      0.41      10/01/2033           8,870
   3,405      Moran Enterprises Corp.
                (LOC - Bank of Oklahoma, N.A.)                      0.41       1/01/2035           3,405
   5,565      Raymon Lee Ince Irrevocable Trust
                (LOC - Bank of Oklahoma, N.A.)                      0.41       7/01/2033           5,565
  12,000      RBS Insurance Trust
                (LOC - Bank of Oklahoma, N.A.)                      0.41       9/01/2035          12,000
   9,470      Sendra Family Irrevocable Trust
                (LOC - Bank of Oklahoma, N.A.)                      0.41       8/01/2035           9,470
   2,130      Stacy A. Sendra Irrevocable Trust
                (LOC - Bank of Oklahoma, N.A.)                      0.41       8/01/2035           2,130
   5,375      Sullivan Irrevocable Trust
                (LOC - Wells Fargo Bank, N.A.)                      0.41       2/01/2035           5,375
   7,305      Tuttle Insurance Trust No. 2
                (LOC - Bank of Oklahoma, N.A.)                      0.41      12/01/2035           7,305
                                                                                              ----------
                                                                                                 101,635
                                                                                              ----------
              MOVIES & ENTERTAINMENT (0.3%)
  14,110      Esplanade Theatres, LLC
                (LOC - Federal Home Loan Bank of Dallas)            0.45      11/01/2042          14,110
   2,500      Kenner Theatres, LLC
                (LOC - Federal Home Loan Bank of Dallas)            0.46       2/01/2042           2,500
                                                                                              ----------
                                                                                                  16,610
                                                                                              ----------
              MULTIFAMILY HOUSING (1.7%)
   8,190      Alabama Housing Finance Auth.
                (LOC - U.S. Bank, N.A.)                             0.03       4/01/2037           8,190
   7,680      Florida Housing Finance Corp.
                (LOC - SunTrust Bank)                               0.25       4/01/2034           7,680
   7,100      Florida Housing Finance Corp.
                (LOC - SunTrust Bank)                               0.25       6/01/2034           7,100
   7,205      Gwinnett County Housing Auth.
                (LOC - SunTrust Bank)                               0.22       3/01/2041           7,205
  10,000      Nebraska Investment Finance Auth.
                (LOC - Citibank, N.A.)                              0.04      10/01/2042          10,000
   4,735      Nevada Housing Division (LOC - Citibank, N.A.)        0.02      10/01/2035           4,735

================================================================================

20  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$  3,685      New York Housing Finance Agency
                (LOC - Citibank, N.A.)                              0.02%      5/01/2039      $    3,685
  24,150      New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                 0.01       5/01/2041          24,150
   6,600      New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                 0.20       5/01/2041           6,600
  10,000      New York Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                 0.02       5/01/2042          10,000
     935      Vermont Housing Finance Agency
                (LOC - Key Bank, N.A.)                              0.17       1/01/2038             935
                                                                                              ----------
                                                                                                  90,280
                                                                                              ----------
              NURSING/CCRC (0.1%)
   2,255      Berks County Municipal Auth.
                (LOC - Citizens Bank of Pennsylvania)               0.61       5/15/2022           2,255
     525      Roanoke County EDA
                (LOC - Branch Banking & Trust Co.)                  1.43      10/01/2028             525
                                                                                              ----------
                                                                                                   2,780
                                                                                              ----------
              OIL & GAS REFINING & MARKETING (0.1%)
   3,000      Port of Port Arthur Navigation District               0.21      12/01/2039           3,000
                                                                                              ----------
              PACKAGED FOODS & MEAT (0.4%)
   2,815      Brewster Dairy, Inc. (LOC - Bank of Montreal)         0.52       4/03/2023           2,815
   2,200      Indiana Finance Auth.
                (LOC - Bank of America, N.A.)                       0.15      12/01/2027           2,200
   2,055      Lancaster IDA (LOC - Fulton Bank)                     1.00       6/01/2027           2,055
   2,800      Michigan Strategic Fund Ltd. (LOC - AgriBank, FCB)    0.05       6/01/2024           2,800
   7,500      Premier Mushrooms, Inc. (LOC - CoBank, ACB)           0.41      12/01/2037           7,500
   2,660      St. Tammany Parish (LOC - Federal Home Loan
                Bank of Dallas)                                     0.43       7/01/2022           2,660
                                                                                              ----------
                                                                                                  20,030
                                                                                              ----------
              PAPER PACKAGING (0.0%)
     255      Washington Finance EDA (LOC - Wells Fargo
                Bank, N.A.)                                         0.47       4/01/2033             255
                                                                                              ----------
              PAPER PRODUCTS (0.1%)
     870      Jackson Paper Co. (LOC - Federal Home Loan
                Bank of Atlanta)                                    0.47       4/01/2027             870
   5,600      Willacoochee Dev. Auth. (LOC - Federal Home
                Loan Bank of Atlanta)                               0.11       5/01/2021           5,600
                                                                                              ----------
                                                                                                   6,470
                                                                                              ----------
              PHARMACEUTICALS (1.4%)
   7,000      Montgomery County IDA
                (LOC - Landesbank Hessen-Thuringen)                 0.06       4/01/2022           7,000

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 20,000      New Hampshire Business Finance Auth. (LOC -
                Landesbank Hessen-Thuringen)                        0.06%     11/01/2020      $   20,000
  19,500      New Hampshire Business Finance Auth.
                (LOC - Landesbank Hessen-Thuringen)                 0.06       9/01/2025          19,500
  30,000      New Hampshire Business Finance Auth.
                (LOC - Landesbank Hessen-Thuringen)                 0.06       4/01/2030          30,000
                                                                                              ----------
                                                                                                  76,500
                                                                                              ----------
              PUBLISHING (0.0%)
   1,800      Washington Economic Dev. Finance Auth.
                (LOC - U.S. Bank, N.A.)                             0.15       1/01/2033           1,800
                                                                                              ----------
              REAL ESTATE OPERATING COMPANIES (4.0%)
   1,120      AM Investment Partners, LLC
                (LOC - Federal Home Loan Bank of Indianapolis)      0.43       6/01/2056           1,120
   2,580      Beavercreek Enterprises, Inc. (LOC - PNC Bank, N.A.)  0.52       3/02/2020           2,580
   2,525      Cain Capital Investments, LLC
                (LOC - Branch Banking & Trust Co.)                  0.50      10/01/2046           2,525
  44,490      Carew Realty, Inc. (LOC - Fifth Third Bank)           0.37       5/01/2037          44,490
  11,295      Delos, LLC (LOC - Wells Fargo Bank, N.A.)             0.45       3/01/2037          11,295
   3,110      Dennis Wesley Co., Inc. (LOC - Federal Home Loan
                Bank of Indianapolis)                               0.41       6/15/2034           3,110
   7,000      Desert Vistas, LP (LOC - Federal Home Loan
                Bank of San Francisco)                              0.39       9/01/2055           7,000
   3,915      East Hempfield IDA (LOC - Fulton Bank)                0.65      10/15/2026           3,915
  15,680      Elsinore Properties, LP (LOC - Fifth Third Bank)      0.37       2/01/2037          15,680
   4,090      EMF, LLC (LOC - Comerica Bank, N.A.)                  0.37       6/01/2042           4,090
   4,000      Forsyth County (LOC - Fifth Third Bank)               0.12       1/01/2037           4,000
   3,910      Herman & Kittle Capital, LLC (LOC - Federal Home
                Loan Bank of Cincinnati)                            0.41       2/01/2037           3,910
   6,220      Herman & Kittle Capital, LLC (LOC - Federal Home
                Loan Bank of Cincinnati)                            0.41       7/01/2037           6,220
   9,345      Housing Venture I (LOC - Federal Home Loan
                Bank of San Francisco)                              0.39      12/01/2055           9,345
     995      ICON Finance, LLC (LOC - Fifth Third Bank)            0.42       5/15/2026             995
     715      Indianapolis (LOC - RBS Citizens, N.A.)               0.50      11/01/2042             715
  12,000      MB N4P3, LLC (LOC - Federal Home Loan
                Bank of San Francisco)                              0.39       2/01/2055          12,000
   4,000      Michigan Equity Group, LLC (LOC - Fifth Third Bank)   0.37       4/01/2034           4,000
   4,000      Michigan Equity Group, LLC (LOC - Fifth Third Bank)   0.37      12/01/2034           4,000
   3,450      New York City Housing Dev. Corp. (LOC - Landesbank
                Hessen-Thuringen)                                   0.33      12/01/2036           3,450
   3,745      Partisan Property, Inc. (LOC - Wells Fargo
                Bank, N.A.)                                         0.35       9/01/2044           3,745

================================================================================

22  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$  2,800      Pennsylvania Economic Dev. Financing Auth.
                (LOC - PNC Bank, N.A.)                              0.43%      4/01/2035      $    2,800
  14,835      Pineview Estates, LC (LOC - Fifth Third Bank)         0.36       4/01/2038          14,835
   1,030      Science & Tech Campus (LOC - Fifth Third Bank)        0.42      11/01/2020           1,030
  16,200      Sugar Creek Finance Co., LLC
                (LOC - Northern Trust Co.)                          0.39       6/01/2042          16,200
  31,245      Sunroad Centrum Apartments 23
                (LOC - Comerica Bank, N.A.)                         0.44       5/01/2055          31,245
   3,565      Syracuse IDA (LOC - Key Bank, N.A.)                   0.17      10/01/2039           3,565
                                                                                              ----------
                                                                                                 217,860
                                                                                              ----------
              REAL ESTATE TAX/FEE (0.2%)
   3,200      Jasper, Morgan, Newton, & Walton County
                (LOC - JPMorgan Chase Bank, N.A.)                   0.42      12/01/2020           3,200
   9,473      Traer Creek Metropolitan District (LOC - BNP Paribas) 0.42      10/01/2030           9,473
                                                                                              ----------
                                                                                                  12,673
                                                                                              ----------
              REGIONAL BANKS (0.0%)
   2,250      Cobb County IDA (LOC - Federal Home Loan
                Bank of Atlanta)                                    0.41       2/01/2030           2,250
                                                                                              ----------
              SINGLE FAMILY HOUSING (0.1%)
   3,975      Montgomery County (LOC - PNC Bank, N.A.)              0.38       7/01/2039           3,975
                                                                                              ----------
              SOLID WASTE DISPOSAL (0.0%)
   2,005      Marion County IDA (LOC - SunTrust Bank)               0.20      10/01/2026           2,005
                                                                                              ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.1%)
   3,000      Sheridan Redevelopment Agency (LOC - JPMorgan
                Chase Bank, N.A.)                                   0.40      12/01/2029           3,000
                                                                                              ----------
              SPECIALTY STORES (0.6%)
  31,000      Bass Pro Rossford Development Co., LLC
                (LOC - Fifth Third Bank)                            0.42      11/01/2027          31,000
   2,550      Nextgen Automotive, LLC
                (LOC - Fifth Third Bank)                            0.37       4/01/2048           2,550
                                                                                              ----------
                                                                                                  33,550
                                                                                              ----------
              STEEL (1.6%)
   2,500      Berkeley County                                       0.42       9/01/2028           2,500
  11,000      Berkeley County                                       0.39       4/01/2031          11,000
     522      Decatur IDB                                           0.42       8/01/2036             522
   3,505      Klein Steel Services, Inc. (LOC - Manufacturers &
                Traders Trust Co.)(a)                               0.78       8/01/2025           3,505
   2,500      Mississippi Business Finance Corp.
                (LOC - Federal Home Loan Bank of Dallas)            0.35       7/01/2020           2,500
  20,000      SSAB AB (LOC - Swedbank AB)                           0.41       4/01/2034          20,000

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON        FINAL             VALUE
(000)         SECURITY                                              RATE        MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 15,000      SSAB AB (LOC - Credit Agricole Corp. Inv. Bank)       0.41%      5/01/2034      $   15,000
  15,000      SSAB AB (LOC - DNB Bank ASA)                          0.41       6/01/2035          15,000
  15,000      SSAB AB (LOC - NORDEA AB)                             0.41       8/01/2035          15,000
                                                                                              ----------
                                                                                                  85,027
                                                                                              ----------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.0%)
   1,110      Alameda County IDA (LOC - Bank of the West)           0.37      12/01/2040           1,110
                                                                                              ----------
              WATER UTILITIES (0.1%)
   4,000      Indiana Finance Auth. (LOC - Fifth Third Bank)        0.12      12/01/2028           4,000
     930      Iowa Finance Auth. (LOC - Societe Generale)           0.42      11/01/2017             930
   1,207      L3 Corp. (LOC - Fifth Third Bank)                     0.42      10/01/2034           1,207
                                                                                              ----------
                                                                                                   6,137
                                                                                              ----------
              WATER/SEWER UTILITY (0.1%)
   4,795      Hesperia Public Financing Auth.
                (LOC - Bank of the West)                            0.40       6/01/2026           4,795
                                                                                              ----------
              Total Variable-Rate Demand Notes (cost: $1,963,886)                              1,963,886
                                                                                              ----------

              ADJUSTABLE-RATE NOTES (8.8%)

              DIVERSIFIED BANKS (6.7%)
  77,806      Bank of America Corp.                                 1.41       3/22/2016          77,856
  21,230      Bank of America Corp.                                 0.88      10/14/2016          21,176
  16,000      Bank of America Corp.                                 0.83      11/14/2016          16,002
  60,698      Citigroup, Inc.                                       1.40       4/01/2016          60,730
  57,021      Citigroup, Inc.                                       1.58       7/25/2016          57,124
  16,000      Citigroup, Inc.                                       1.04      11/15/2016          16,015
  68,073      JPMorgan Chase & Co.                                  1.03       2/26/2016          68,089
  19,125      JPMorgan Chase & Co.                                  0.81      11/18/2016          19,123
  29,604      Wells Fargo & Co.                                     1.15       7/20/2016          29,645
                                                                                              ----------
                                                                                                 365,760
                                                                                              ----------
              INVESTMENT BANKING & BROKERAGE (1.7%)
  61,302      Goldman Sachs Group, Inc.                             1.04       3/22/2016          61,301
  31,196      Morgan Stanley                                        1.64       2/25/2016          31,215
                                                                                              ----------
                                                                                                  92,516
                                                                                              ----------
              REGIONAL BANKS (0.4%)
  21,040      Fifth Third Bank                                      0.82       2/26/2016          21,041
                                                                                              ----------
              Total Adjustable-Rate Notes (cost: $479,317)                                       479,317
                                                                                              ----------

================================================================================

24  | USAA MONEY MARKET FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                             VALUE
(000)         SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENTS (3.8%)
$ 45,000      Bank of America, N.A., 0.32%, acquired 1/29/2016 and
                due on 2/01/2016 at $45,000 (collateralized by $44,959
                of U.S. Treasury, 2.00%(c), due 11/30/2022;
                market value $45,900)                                                         $   45,000
  55,000      Credit Agricole Corp. Inv. Bank, 0.33%, acquired 1/29/2016 and due on 2/01/2016 at $55,000 (collateralized by $55,144
                of U.S. Treasury, 2.00%(c), due 2/15/2025; market value $56,102)                  55,000
  45,000      Credit Suisse First Boston, LLC, 0.34%, acquired 1/29/2016 and due on 2/01/2016 at $45,000 (collateralized by $42,400 of
                U.S. Treasury, 3.13%(c), due 8/15/2044; market value $45,905)                     45,000
  58,000      HSBC Bank USA, Inc., 0.30%, acquired 1/29/2016 and due on
                2/01/2016 at $58,000 (collateralized by $58,700 of U.S.
                Treasury, 1.25%(c), due 12/15/2018; market value $59,162)                         58,000
                                                                                              ----------
              Total Repurchase Agreements (cost: $203,000)                                       203,000
                                                                                              ----------

              TOTAL INVESTMENTS (COST: $5,448,975)                                            $5,448,975
                                                                                              ==========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                           VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                      QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                  IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS               INPUTS          INPUTS           TOTAL
--------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                           $-           $  842,454              $-      $  842,454
Commercial Paper                                  -            1,910,318               -       1,910,318
Put Bonds                                         -               50,000               -          50,000
Variable-Rate Demand Notes                        -            1,963,886               -       1,963,886
Adjustable-Rate Notes                             -              479,317               -         479,317
Repurchase Agreements                             -              203,000               -         203,000
--------------------------------------------------------------------------------------------------------
Total                                            $-           $5,448,975              $-      $5,448,975
--------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1A to the financial statements.

    The cost of securities at January 31, 2016, for federal income tax purposes, was approximately the same as reported in the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    COMMERCIAL PAPER - Consists of short-term unsecured promissory notes with maturities ranging from one to 270 days, issued mainly by corporations. Commercial paper is usually purchased at a discount and matures at par value; however, it also may be interest-bearing.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

================================================================================

26  | USAA MONEY MARKET FUND

================================================================================

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CSD       Central School District

    EDA       Economic Development Authority

    IDA       Industrial Development Authority/Agency

    IDB       Industrial Development Board

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) rules applicable to money market funds. With respect to quality, eligible securities generally are rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality. In addition, the Manager must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Deutsche Bank A.G.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (c) Rates for U.S. Treasury notes or bonds represent the stated coupon payment rate at time of issuance.

================================================================================

28  | USAA MONEY MARKET FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)          $5,448,975
   Cash                                                                                 313
   Receivables:
       Capital shares sold                                                            8,608
       USAA Asset Management Company (Note 4C)                                          144
       Interest                                                                       3,842
       Securities sold                                                                   66
                                                                                 ----------
           Total assets                                                           5,461,948
                                                                                 ----------
LIABILITIES
   Payables:
       Securities purchased                                                          33,824
       Capital shares redeemed                                                        6,359
       Dividends on capital shares                                                       10
   Accrued management fees                                                            1,099
   Accrued transfer agent's fees                                                        918
   Other accrued expenses and payables                                                  204
                                                                                 ----------
           Total liabilities                                                         42,414
                                                                                 ----------
               Net assets applicable to capital shares outstanding               $5,419,534
                                                                                 ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $5,419,565
   Overdistribution of net investment income                                            (31)
                                                                                 ----------
               Net assets applicable to capital shares outstanding               $5,419,534
                                                                                 ==========
   Capital shares outstanding, unlimited number of shares
       authorized, no par value                                                   5,420,087
                                                                                 ==========
   Net asset value, redemption price, and offering price per share               $     1.00
                                                                                 ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                  $ 8,738
                                                                                    -------
EXPENSES
   Management fees                                                                    6,421
   Administration and servicing fees                                                  2,676
   Transfer agent's fees                                                              8,033
   Custody and accounting fees                                                          286
   Postage                                                                              214
   Shareholder reporting fees                                                            97
   Trustees' fees                                                                        13
   Registration fees                                                                     53
   Professional fees                                                                    115
   Other                                                                                 44
                                                                                    -------
      Total expenses                                                                 17,952
   Expenses reimbursed                                                               (9,461)
                                                                                    -------
      Net expenses                                                                    8,491
                                                                                    -------
NET INVESTMENT INCOME                                                                   247
                                                                                    -------
   Increase in net assets resulting from operations                                 $   247
                                                                                    =======

See accompanying notes to financial statements.

================================================================================

30  | USAA MONEY MARKET FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

--------------------------------------------------------------------------------------------------
                                                                       1/31/2016         7/31/2015
--------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                             $       247       $       528
   Net realized gain on investments                                            -                28
                                                                     -----------------------------
      Increase in net assets resulting from operations                       247               556
                                                                     -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                    (268)             (528)
   Net realized gains                                                         (1)              (32)
                                                                     -----------------------------
      Distributions to shareholders                                         (269)             (560)
                                                                     -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                           1,623,836         3,405,162
   Reinvested dividends                                                      269               553
   Cost of shares redeemed                                            (1,493,801)       (3,309,134)
                                                                     -----------------------------
      Increase in net assets from capital share transactions             130,304            96,581
                                                                     -----------------------------
   Net increase in net assets                                            130,282            96,577

NET ASSETS
   Beginning of period                                                 5,289,252         5,192,675
                                                                     -----------------------------
   End of period                                                     $ 5,419,534       $ 5,289,252
                                                                     =============================
Overdistribution of net investment income:
   End of period                                                     $       (31)      $       (10)
                                                                     =============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                         1,623,836         3,405,162
   Shares issued for dividends reinvested                                    269               553
   Shares redeemed                                                    (1,493,801)       (3,309,134)
                                                                     -----------------------------
      Increase in shares outstanding                                     130,304            96,581
                                                                     =============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Money Market Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek the highest income consistent with preservation of capital and the maintenance of liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

32  | USAA MONEY MARKET FUND

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2.  Repurchase agreements are valued at cost.

    3. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in

================================================================================

34  | USAA MONEY MARKET FUND

================================================================================

    the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

    Investments in repurchase agreements as presented on the Portfolio of Investments are not net settlement amounts but gross. At January 31, 2016, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Portfolio of Investments.

F. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $15,000, which represents 7.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

36  | USAA MONEY MARKET FUND

================================================================================

At July 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets. For the six-month period ended January 31, 2016, the Fund incurred management fees, paid or payable to the Manager, of $6,421,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the six-month period ended January 31, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $2,676,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $69,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the six-month period ended January 31, 2016, the Fund incurred reimbursable expenses of $9,461,000, of which $144,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended January 31, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $8,033,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

38  | USAA MONEY MARKET FUND

================================================================================

(6) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market mutual funds under the 1940 Act to reform the structure and operations of these funds. The amendments will require certain money market funds to sell and redeem shares at prices based on their market value (a floating net asset value). The amendments also will allow money market funds to impose liquidity fees and suspend redemptions temporarily, and will impose new requirements related to diversification, stress testing, and disclosure. Management continues to evaluate the impact of these amendments. The staggered compliance dates for the various amendments extend through October 2016.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED
                               JANUARY 31,                           YEAR ENDED JULY 31,
                            -------------------------------------------------------------------------------------
                                  2016            2015           2014           2013           2012          2011
                            -------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $     1.00      $     1.00     $     1.00     $     1.00     $     1.00    $     1.00
                            -------------------------------------------------------------------------------------
Income from
  investment operations:
  Net investment income(a)         .00             .00            .00            .00            .00           .00
  Net realized and
    unrealized gain(a)             .00             .00            .00            .00            .00           .00
                            -------------------------------------------------------------------------------------
Total from investment
  operations(a)                    .00             .00            .00            .00            .00           .00
                            -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income(a)        (.00)           (.00)          (.00)          (.00)          (.00)         (.00)
  Realized capital gains          (.00)(a)           -           (.00)(a)       (.00)(a)          -             -
                            -------------------------------------------------------------------------------------
Total distributions(a)            (.00)           (.00)          (.00)          (.00)          (.00)         (.00)
                            -------------------------------------------------------------------------------------
Net asset value at
  end of period             $     1.00      $     1.00     $     1.00     $     1.00     $     1.00    $     1.00
                            =====================================================================================
Total return (%)*,(d)              .01             .01            .01            .01            .03(b)        .02
Net assets at end
  of period (000)           $5,419,534      $5,289,252     $5,192,675     $5,140,226     $4,879,905    $5,020,709
Ratios to average
  net assets:**
  Expenses (%)(c),(d)              .32(e)          .24            .22            .30            .34(b)        .40
  Expenses, excluding
    reimbursements (%)(c)          .67(e)          .65            .63            .63            .65(b)        .65
  Net investment
    income (%)                     .01(e)          .01            .01            .01            .03           .01

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $5,322,155,000.
(a) Represents less than $0.01 per share.
(b) During the year ended July 31, 2012, SAS reimbursed the Fund $853,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by
    0.02%. This decrease is excluded from the expense ratio in the Financial
    Highlights table.
(c) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                  (.00%)(+)       (.00%)(+)         -           (.00%)(+)      (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) The Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

40  | USAA MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                EXPENSES PAID
                                           BEGINNING               ENDING               DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE          AUGUST 1, 2015 -
                                         AUGUST 1, 2015        JANUARY 31, 2016        JANUARY 31, 2016
                                       -----------------------------------------------------------------
Actual                                     $1,000.00              $1,000.10                  $1.61

Hypothetical
  (5% return before expenses)               1,000.00               1,023.53                   1.63

*Expenses are equal to the Fund's annualized expense ratio of 0.32%, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.01% for the six-month period of August 1, 2015, through January 31, 2016.

================================================================================

42  | USAA MONEY MARKET FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   23428-0316                                (C)2016, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SMALL CAP STOCK FUND]

 ==============================================================

      SEMIANNUAL REPORT
      USAA SMALL CAP STOCK FUND
      FUND SHARES o INSTITUTIONAL SHARES
      JANUARY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO MAKE          [PHOTO OF BROOKS ENGLEHARDT]
HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Portfolio of Investments                                                 12

    Notes to Portfolio of Investments                                        26

    Financial Statements                                                     28

    Notes to Financial Statements                                            31

EXPENSE EXAMPLE                                                              46

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202734-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA SMALL CAP STOCK FUND (THE FUND) SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days' written notice to shareholders. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP       Granahan Investment Management, Inc.
    TIMOTHY J. McCORMACK, CFA               GARY C. HATTON, CFA
    SHAUN F. PEDERSEN                       JANE M. WHITE
                                            JENNIFER M. PAWLOSKI
Cambiar Investors, LLC                      ANDREW L. BEJA, CFA
    BRIAN M. BARISH, CFA
    ANDREW P. BAUMBUSCH
    JEFFREY H. SUSMAN
    MARIA MENDELSBERG, CFA
    ANNA (ANIA) A. ALDRICH, CFA
    TIMOTHY A. BERANEK
    COLIN M. DUNN, CFA

--------------------------------------------------------------------------------

o   HOW DID THE SMALL-CAP MARKET PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended January 31, 2016, concerns regarding the possibility of a significant slowdown in China's economic growth dominated headlines. Fears were intensified in early August 2015 when China unexpectedly devalued its currency, the renminbi, triggering concerns regarding global disinflationary trends and a weaker than anticipated global growth backdrop. In September 2015, Chinese manufacturing activity fell to its lowest level since 2009. Investor risk tolerance also appeared to curtail due to the European Central Bank's downgrade of its Eurozone growth, inflation outlook and the cut in Brazil's credit rating to below investment grade. Global equities rallied in October 2015 amid increasing signs of extended monetary policy accommodations by major central banks. After much anticipation, on December 16, 2015, the Federal Reserve delivered its first interest rate increase since 2006, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile

================================================================================

2  | USAA SMALL CAP STOCK FUND

================================================================================

    through the end of the reporting period as the broad market S&P 500(R) Index was down 4.96% in January 2016 alone.

o HOW DID THE USAA SMALL CAP STOCK FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended January 31, 2016, the Fund Shares and Institutional Shares had total returns of -14.57% and -14.53%, respectively. This compares to returns of -15.80% for the Russell 2000 Index (the Index), -10.94% for the S&P SmallCap 600(R) Index, and -12.90% for the Lipper Small-Cap Core Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Wellington Management Company LLP (Wellington Management), Cambiar Investors, LLC (Cambiar), and Granahan Investment Management, Inc.
    (GIMI) are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

o HOW DID WELLINGTON MANAGEMENT'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    The Wellington Management portion of the Fund outperformed the Index during the reporting period. Outperformance was driven entirely by security selection, primarily within the health care, industrials, consumer staples, and financial sectors. Weaker selection within the information technology sector detracted from relative performance. Sector allocation also detracted from the Fund's relative return due primarily to an overweight position in the industrials sector and an underweight position in the utilities sector. Top individual contributors

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    included MedAssets, Inc. (health care), Mistras Group, Inc. (industrials), and Coherent, Inc. (information technology). Wellington Management eliminated the Fund's position in MedAssets, Inc. during the reporting period. Top detractors from relative performance included Scorpio Tankers, Inc. (energy), Stage Stores, Inc. (consumer discretionary), and Belden, Inc. (information technology).

o   HOW DID CAMBIAR'S PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended January 31, 2016, the Cambiar portion of the Fund underperformed the Index. This reporting period encapsulated a tumultuous period for small-cap stocks as risk/reward skewed downwards, high-yield spreads ticked higher, and reduced liquidity led to a particularly difficult market for managers with a value bias, like Cambiar. Slight outperformance from security selection within the material and telecommunication sectors overshadowed by weaker selection within other sectors, including technology and health care. Technology was the leading detractor for the reporting period, which was attributable to negative stock selection. Two of the most significant detractors in technology were Lumentum Holdings* and Mentor Graphics. Poor selection in the health care sector was another area of weakness during the reporting period, based partly on Cambiar's ownership of AMAG Pharmaceuticals, Inc.*, which was the largest detractor in the sector. The stock lost ground on news that the FDA was delaying the approval of a drug in the company's development pipeline.

o   HOW DID GIMI'S PORTION OF THE FUND PERFORM DURING THE PERIOD?

    The GIMI growth portion of the Fund slightly underperformed the Index for the reporting period. Of the top 10 winners during the reporting period, seven were technology holdings, which came from the Core Growth and Special Situation LifeCycle categories. On an attribution basis, stock selection was strong in the technology (SuperMicro Computer, Inc., Perficient, Inc., and Inphi Corp.) and materials sectors (Schweitzer-

================================================================================

4  | USAA SMALL CAP STOCK FUND

================================================================================

    Manduit International, Inc., Comfort Systems USA, Inc.*, and Scotts Miracle-Gro Co. "A"). GIMI's underweight and stock selection in the energy sector also contributed positively to relative performance, while their portfolio's significant overweight in technology boosted relative attribution. On a sector basis, health care was by far the largest detractor from the Fund returns, as seven of the 10 largest individual detractors were from the sector (including Tetraphase Pharmaceuticals, Inc., Cardiovascular Systems, Inc., and Esperion Therapeutics, Inc.), and all but one of the seven were from the Pioneer Life Cycle category. Producer durables also posted negative attribution, primarily due to three Special Situation holdings (Power Solutions International Inc., Celadon Group, Inc., and Kennametal, Inc.).

    Thank you for allowing us to help you with your investment needs.

    *AMAG Pharmaceuticals, Inc., Lumentum Holdings, and Comfort Systems USA, Inc., were sold out of the Fund prior to January 31, 2016.

    Small-cap investing is subject to the risk that small-cap companies may be more vulnerable to adverse business or economic developments. Such securities may be less liquid and more volatile. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA SMALL CAP STOCK FUND SHARES (FUND SHARES)
(Ticker Symbol: USCAX)


--------------------------------------------------------------------------------
                                           1/31/16                7/31/15
--------------------------------------------------------------------------------

Net Assets                             $520.5 Million         $835.3 Million
Net Asset Value Per Share                 $13.91                  $17.76


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
    7/31/15-1/31/16*           1 YEAR            5 YEARS            10 YEARS

        -14.57%                -8.93%             6.84%              4.63%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                          5 YEARS                         10 YEARS

    -5.31%                           8.51%                           6.03%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------

                                     1.16%


             (includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA SMALL CAP STOCK FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      S&P SMALLCAP       LIPPER SMALL-CAP                                USAA SMALL CAP
                       600 INDEX         CORE FUNDS INDEX      RUSSELL 2000 INDEX       STOCK FUND SHARES
 1/31/2006            $10,000.00            $10,000.00             $10,000.00              $10,000.00
 2/28/2006              9,925.09              9,933.89               9,972.47                9,979.05
 3/31/2006             10,412.08             10,371.45              10,456.30               10,370.11
 4/30/2006             10,411.13             10,449.39              10,454.60               10,453.91
 5/31/2006              9,935.70              9,944.99               9,867.47                9,923.18
 6/30/2006              9,937.57              9,877.41               9,930.91               10,000.00
 7/31/2006              9,596.13              9,541.96               9,607.77                9,769.55
 8/31/2006              9,761.38              9,730.74               9,892.23                9,930.17
 9/30/2006              9,850.11              9,776.19               9,974.59               10,083.80
10/31/2006             10,337.84             10,249.15              10,548.90               10,572.63
11/30/2006             10,624.19             10,547.99              10,826.39               10,956.70
12/31/2006             10,622.61             10,565.04              10,862.65               10,944.21
 1/31/2007             10,841.30             10,753.81              11,044.43               11,203.73
 2/28/2007             10,782.46             10,777.99              10,956.79               11,225.97
 3/31/2007             10,963.24             10,896.75              11,074.08               11,463.25
 4/30/2007             11,207.62             11,207.72              11,273.00               11,782.08
 5/31/2007             11,723.55             11,691.48              11,734.69               12,293.70
 6/30/2007             11,531.56             11,573.19              11,563.03               12,100.92
 7/31/2007             10,949.63             10,966.70              10,772.18               11,337.19
 8/31/2007             11,154.86             11,009.22              11,016.34               11,500.32
 9/30/2007             11,321.12             11,244.20              11,205.43               11,611.54
10/31/2007             11,531.73             11,516.10              11,526.92               11,848.81
11/30/2007             10,675.87             10,744.57              10,699.22               10,981.28
12/31/2007             10,591.11             10,768.18              10,692.55               10,857.54
 1/31/2008             10,073.15             10,055.74               9,963.38               10,148.00
 2/29/2008              9,762.93              9,863.20               9,594.07                9,760.23
 3/31/2008              9,800.73              9,778.63               9,634.25                9,619.98
 4/30/2008             10,194.07             10,251.42              10,037.64               10,115.00
 5/31/2008             10,644.36             10,757.96              10,498.74               10,585.28
 6/30/2008              9,840.20             10,010.57               9,690.47                9,867.49
 7/31/2008             10,043.33             10,037.22              10,049.08                9,958.24
 8/31/2008             10,462.84             10,268.55              10,412.29               10,181.01
 9/30/2008              9,756.07              9,309.32               9,582.63                9,298.21
10/31/2008              7,790.50              7,324.51               7,589.16                7,458.37
11/30/2008              6,880.30              6,560.93               6,691.47                6,526.07
12/31/2008              7,300.06              6,936.07               7,079.85                6,938.67
 1/31/2009              6,372.92              6,310.49               6,292.42                6,186.98
 2/28/2009              5,609.81              5,635.39               5,527.74                5,550.94
 3/31/2009              6,070.62              6,142.00               6,021.18                6,079.60
 4/30/2009              7,130.35              7,112.00               6,951.95                6,880.85
 5/31/2009              7,245.27              7,443.81               7,161.55                7,062.58
 6/30/2009              7,349.23              7,507.11               7,266.74                7,145.18
 7/31/2009              8,108.07              8,169.97               7,966.60                7,839.05
 8/31/2009              8,293.60              8,420.65               8,195.04                8,062.07
 9/30/2009              8,720.50              8,928.18               8,667.70                8,499.87
10/31/2009              8,223.76              8,437.00               8,079.21                8,095.12
11/30/2009              8,438.33              8,729.32               8,332.82                8,318.14
12/31/2009              9,166.68              9,328.84               9,003.56                8,888.11
 1/31/2010              8,856.49              8,996.89               8,672.13                8,739.42
 2/28/2010              9,237.03              9,402.33               9,062.77                9,036.79
 3/31/2010              9,955.80             10,041.03               9,800.37                9,722.40
 4/30/2010             10,538.04             10,543.51              10,355.02               10,168.46
 5/31/2010              9,777.25              9,773.42               9,569.56                9,532.41
 6/30/2010              9,086.25              9,133.81               8,827.97                8,888.11
 7/31/2010              9,662.50              9,716.99               9,434.63                9,425.03
 8/31/2010              8,941.22              9,141.16               8,736.10                8,764.20
 9/30/2010              9,960.52             10,162.51               9,824.59                9,771.96
10/31/2010             10,384.35             10,529.26              10,226.63               10,184.98
11/30/2010             10,754.48             10,886.42              10,581.22               10,573.21
12/31/2010             11,578.24             11,726.99              11,421.45               11,333.85
 1/31/2011             11,595.80             11,736.80              11,392.02               11,292.48
 2/28/2011             12,106.86             12,318.66              12,016.78               11,780.58
 3/31/2011             12,471.15             12,623.70              12,328.21               12,094.95
 4/30/2011             12,795.28             12,932.29              12,653.74               12,516.87
 5/31/2011             12,680.01             12,691.14              12,416.50               12,301.78
 6/30/2011             12,450.70             12,451.33              12,130.23               12,094.95
 7/31/2011             12,051.21             12,075.60              11,691.78               11,722.67
 8/31/2011             11,126.57             11,145.85              10,674.57               10,729.93
 9/30/2011              9,981.75              9,904.53               9,477.93                9,505.54
10/31/2011             11,478.60             11,355.74              10,912.49               11,002.93
11/30/2011             11,551.10             11,312.84              10,872.71               11,002.93
12/31/2011             11,695.85             11,280.53              10,944.53               11,090.23
 1/31/2012             12,465.21             12,034.72              11,717.77               11,826.82
 2/29/2012             12,728.89             12,400.15              11,998.21               12,066.83
 3/31/2012             13,097.90             12,625.04              12,305.63               12,339.95
 4/30/2012             12,932.62             12,491.75              12,115.54               12,124.76
 5/31/2012             12,121.69             11,627.91              11,313.62               11,288.86
 6/30/2012             12,628.81             11,984.85              11,878.17               11,801.99
 7/31/2012             12,532.04             11,934.44              11,714.02               11,710.95
 8/31/2012             13,006.86             12,328.08              12,104.65               12,000.62
 9/30/2012             13,310.22             12,683.77              12,502.15               12,348.22
10/31/2012             13,040.00             12,541.36              12,230.92               12,091.66
11/30/2012             13,170.16             12,686.42              12,295.90               12,265.46
12/31/2012             13,605.24             13,078.32              12,733.95               12,736.84
 1/31/2013             14,391.43             13,862.37              13,531.00               13,489.55
 2/28/2013             14,594.00             14,019.74              13,680.26               13,667.16
 3/31/2013             15,212.17             14,627.96              14,311.93               14,199.97
 4/30/2013             15,171.73             14,550.11              14,259.34               13,971.62
 5/31/2013             15,831.35             15,088.02              14,829.26               14,639.76
 6/30/2013             15,808.26             14,967.80              14,753.40               14,589.02
 7/31/2013             16,890.28             15,929.71              15,785.89               15,451.67
 8/31/2013             16,478.79             15,453.18              15,284.49               15,003.43
 9/30/2013             17,504.86             16,362.94              16,259.70               15,866.08
10/31/2013             18,136.36             16,883.39              16,668.57               16,449.64
11/30/2013             18,951.71             17,480.16              17,336.38               17,126.24
12/31/2013             19,226.00             17,802.90              17,677.56               17,533.14
 1/31/2014             18,484.48             17,162.56              17,188.25               16,922.16
 2/28/2014             19,308.27             17,944.97              17,998.01               17,588.68
 3/31/2014             19,443.05             18,020.25              17,875.33               17,634.97
 4/30/2014             18,900.38             17,564.98              17,182.11               16,940.68
 5/31/2014             18,951.40             17,677.19              17,319.79               17,042.51
 6/30/2014             19,844.91             18,484.24              18,241.32               17,746.05
 7/31/2014             18,754.50             17,451.87              17,137.19               16,792.56
 8/31/2014             19,560.00             18,217.24              17,986.95               17,496.11
 9/30/2014             18,510.07             17,210.07              16,898.84               16,616.67
10/31/2014             19,822.07             18,151.23              18,012.80               17,486.85
11/30/2014             19,767.59             18,176.93              18,028.94               17,597.94
12/31/2014             20,332.49             18,531.70              18,542.77               18,001.24
 1/31/2015             19,621.96             17,865.45              17,946.32               17,265.44
 2/28/2015             20,805.05             18,932.70              19,011.73               18,560.87
 3/31/2015             21,138.45             19,226.87              19,342.94               18,726.68
 4/30/2015             20,646.92             18,856.17              18,849.63               18,436.51
 5/31/2015             20,963.24             19,115.10              19,279.97               18,716.32
 6/30/2015             21,178.97             19,204.10              19,424.35               18,944.32
 7/31/2015             20,999.54             19,008.35              19,198.61               18,405.42
 8/31/2015             19,912.44             18,014.56              17,992.15               17,379.44
 9/30/2015             19,215.74             17,264.37              17,109.40               16,457.10
10/31/2015             20,387.07             18,277.30              18,073.35               17,534.89
11/30/2015             20,933.12             18,716.40              18,661.25               17,949.43
12/31/2015             19,931.41             17,748.62              17,724.27               17,046.18
 1/31/2016             18,702.07             16,555.92              16,165.70               15,723.63

                                   [END CHART]

                     Data from 1/31/06 through 1/31/16.

                     See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Small-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Shares to the following benchmarks:

o The unmanaged S&P SmallCap 600 Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

o The unmanaged Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category.

o The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

================================================================================

8  | USAA SMALL CAP STOCK FUND

================================================================================

USAA SMALL CAP STOCK FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UISCX)


--------------------------------------------------------------------------------
                                           1/31/16                 7/31/15
--------------------------------------------------------------------------------

Net Assets                              $692.5 Million         $676.5 Million
Net Asset Value Per Share                   $14.01                 $17.89


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*       1 YEAR       5 YEARS        SINCE INCEPTION 8/01/08

       -14.53%            -8.76%         7.14%                6.57%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
    1 YEAR                   5 YEARS                 SINCE INCEPTION 8/01/08

    -5.16%                     8.79%                         7.81%


--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------
                                     1.00%


               (includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                             USAA SMALL CAP
                         S&P SMALLCAP             LIPPER SMALL-CAP             STOCK FUND
                          600 INDEX               CORE FUNDS INDEX        INSTITUTIONAL SHARES      RUSSELL 2000 INDEX
 7/31/2008                $10,000.00                 $10,000.00                $10,000.00               $10,000.00
 8/31/2008                 10,417.70                  10,230.47                 10,198.35                10,361.44
 9/30/2008                  9,713.98                   9,274.80                  9,314.05                 9,535.84
10/31/2008                  7,756.89                   7,297.35                  7,471.07                 7,552.10
11/30/2008                  6,850.62                   6,536.60                  6,537.19                 6,658.79
12/31/2008                  7,268.57                   6,910.35                  6,952.86                 7,045.27
 1/31/2009                  6,345.43                   6,287.09                  6,197.84                 6,261.69
 2/28/2009                  5,585.61                   5,614.49                  5,558.97                 5,500.74
 3/31/2009                  6,044.43                   6,119.22                  6,098.28                 5,991.78
 4/30/2009                  7,099.59                   7,085.63                  6,903.08                 6,918.00
 5/31/2009                  7,214.01                   7,416.20                  7,093.91                 7,125.92
 6/30/2009                  7,317.52                   7,479.27                  7,168.59                 7,231.25
 7/31/2009                  8,073.09                   8,139.67                  7,882.13                 7,927.69
 8/31/2009                  8,257.82                   8,389.42                  8,106.14                 8,155.02
 9/30/2009                  8,682.88                   8,895.07                  8,545.88                 8,625.37
10/31/2009                  8,188.28                   8,405.72                  8,139.33                 8,039.75
11/30/2009                  8,401.93                   8,696.95                  8,371.65                 8,292.13
12/31/2009                  9,127.13                   9,294.25                  8,944.14                 8,959.59
 1/31/2010                  8,818.28                   8,963.52                  8,794.79                 8,629.78
 2/28/2010                  9,197.18                   9,367.46                  9,101.78                 9,018.51
 3/31/2010                  9,912.84                  10,003.80                  9,790.43                 9,752.52
 4/30/2010                 10,492.57                  10,504.41                 10,246.76                10,304.45
 5/31/2010                  9,735.06                   9,737.17                  9,607.90                 9,522.83
 6/30/2010                  9,047.05                   9,099.93                  8,969.03                 8,784.87
 7/31/2010                  9,620.82                   9,680.95                  9,508.33                 9,388.55
 8/31/2010                  8,902.64                   9,107.26                  8,852.87                 8,693.45
 9/30/2010                  9,917.55                  10,124.83                  9,865.10                 9,776.62
10/31/2010                 10,339.55                  10,490.22                 10,288.25                10,176.69
11/30/2010                 10,708.09                  10,846.05                 10,678.21                10,529.55
12/31/2010                 11,528.28                  11,683.51                 11,458.87                11,365.68
 1/31/2011                 11,545.77                  11,693.27                 11,417.17                11,336.40
 2/28/2011                 12,054.63                  12,272.98                 11,917.56                11,958.10
 3/31/2011                 12,417.35                  12,576.89                 12,234.47                12,268.01
 4/30/2011                 12,740.08                  12,884.33                 12,659.80                12,591.96
 5/31/2011                 12,625.30                  12,644.08                 12,451.30                12,355.87
 6/30/2011                 12,396.98                  12,405.16                 12,242.81                12,071.00
 7/31/2011                 11,999.22                  12,030.82                 11,867.52                11,634.69
 8/31/2011                 11,078.56                  11,104.52                 10,866.74                10,622.44
 9/30/2011                  9,938.69                   9,867.80                  9,632.45                 9,431.65
10/31/2011                 11,429.08                  11,313.64                 11,158.63                10,859.20
11/30/2011                 11,501.26                  11,270.90                 11,158.63                10,819.62
12/31/2011                 11,645.40                  11,238.70                 11,245.92                10,891.09
 1/31/2012                 12,411.43                  11,990.09                 11,999.56                11,660.56
 2/29/2012                 12,673.97                  12,354.17                 12,242.40                11,939.62
 3/31/2012                 13,041.39                  12,578.22                 12,527.10                12,245.54
 4/30/2012                 12,876.83                  12,445.43                 12,309.39                12,056.39
 5/31/2012                 12,069.39                  11,584.79                 11,463.64                11,258.38
 6/30/2012                 12,574.33                  11,940.41                 12,024.68                11,820.17
 7/31/2012                 12,477.98                  11,890.18                 11,924.20                11,656.83
 8/31/2012                 12,950.74                  12,282.37                 12,225.65                12,045.55
 9/30/2012                 13,252.80                  12,636.74                 12,585.72                12,441.10
10/31/2012                 12,983.74                  12,494.86                 12,326.13                12,171.20
11/30/2012                 13,113.34                  12,639.38                 12,510.36                12,235.86
12/31/2012                 13,546.54                  13,029.83                 12,989.56                12,671.77
 1/31/2013                 14,329.34                  13,810.97                 13,755.17                13,464.93
 2/28/2013                 14,531.04                  13,967.75                 13,935.81                13,613.46
 3/31/2013                 15,146.54                  14,573.72                 14,486.37                14,242.05
 4/30/2013                 15,106.28                  14,496.16                 14,262.70                14,189.71
 5/31/2013                 15,763.05                  15,032.07                 14,942.29                14,756.85
 6/30/2013                 15,740.06                  14,912.30                 14,890.68                14,681.36
 7/31/2013                 16,817.41                  15,870.64                 15,776.72                15,708.81
 8/31/2013                 16,407.70                  15,395.88                 15,320.79                15,209.86
 9/30/2013                 17,429.34                  16,302.27                 16,206.84                16,180.30
10/31/2013                 18,058.11                  16,820.79                 16,800.40                16,587.18
11/30/2013                 18,869.94                  17,415.35                 17,497.19                17,251.73
12/31/2013                 19,143.05                  17,736.89                 17,920.25                17,591.24
 1/31/2014                 18,404.73                  17,098.92                 17,299.06                17,104.32
 2/28/2014                 19,224.97                  17,878.44                 17,976.72                17,910.12
 3/31/2014                 19,359.16                  17,953.44                 18,023.78                17,788.04
 4/30/2014                 18,818.84                  17,499.85                 17,317.89                17,098.21
 5/31/2014                 18,869.64                  17,611.64                 17,421.42                17,235.21
 6/30/2014                 19,759.29                  18,415.70                 18,146.13                18,152.25
 7/31/2014                 18,673.58                  17,387.15                 17,167.30                17,053.51
 8/31/2014                 19,475.61                  18,149.69                 17,892.01                17,899.12
 9/30/2014                 18,430.21                  17,146.26                 16,997.88                16,816.32
10/31/2014                 19,736.55                  18,083.93                 17,892.01                17,924.84
11/30/2014                 19,682.30                  18,109.53                 18,004.95                17,940.91
12/31/2014                 20,244.76                  18,462.99                 18,416.04                18,452.22
 1/31/2015                 19,537.30                  17,799.21                 17,667.58                17,858.69
 2/28/2015                 20,715.28                  18,862.50                 18,995.82                18,918.89
 3/31/2015                 21,047.24                  19,155.58                 19,164.48                19,248.49
 4/30/2015                 20,557.84                  18,786.26                 18,869.32                18,757.60
 5/31/2015                 20,872.79                  19,044.22                 19,164.48                19,185.83
 6/30/2015                 21,087.60                  19,132.90                 19,406.94                19,329.51
 7/31/2015                 20,908.93                  18,937.87                 18,858.78                19,104.86
 8/31/2015                 19,826.53                  17,947.77                 17,794.08                17,904.29
 9/30/2015                 19,132.84                  17,200.36                 16,866.43                17,025.86
10/31/2015                 20,299.12                  18,209.53                 17,962.75                17,985.10
11/30/2015                 20,842.80                  18,647.00                 18,394.95                18,570.13
12/31/2015                 19,845.42                  17,682.81                 17,465.64                17,637.72
 1/31/2016                 18,621.38                  16,494.53                 16,119.48                16,086.76

                                 [END CHART]

                     Data from 7/31/08 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Institutional Shares to the Fund's benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the S&P SmallCap 600 Index, Lipper Small-Cap Core Funds Index, and Russell 2000 Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Small-Cap Core Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

10  | USAA SMALL CAP STOCK FUND

================================================================================

                          o TOP 10 HOLDINGS - 1/31/16 o
                                (% of Net Assets)

Diebold, Inc. ............................................................  1.4%
RSP Permian, Inc. ........................................................  1.4%
Haemonetics Corp. ........................................................  1.4%
G & K Services, Inc. "A" .................................................  1.2%
DSW, Inc. "A" ............................................................  1.2%
Albany International Corp. "A" ...........................................  1.1%
Mueller Industries, Inc. .................................................  1.0%
Webster Financial Corp. ..................................................  1.0%
DiamondRock Hospitality Co. ..............................................  0.9%
Microsemi Corp. ..........................................................  0.9%

                         o ASSET ALLOCATION - 1/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

INDUSTRIALS                                                                21.2%
INFORMATION TECHNOLOGY                                                     18.7%
FINANCIALS                                                                 17.3%
CONSUMER DISCRETIONARY                                                     11.2%
HEALTH CARE                                                                10.7%
MATERIALS                                                                   4.0%
ENERGY                                                                      3.3%
CONSUMER STAPLES                                                            2.9%
UTILITIES                                                                   2.6%
TELECOMMUNICATION SERVICES                                                  1.4%
MONEY MARKET INSTRUMENTS                                                    5.6%

                                  [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-25.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               EQUITY SECURITIES (93.3%)

               COMMON STOCKS (93.3%)

               CONSUMER DISCRETIONARY (11.2%)
               ------------------------------
               APPAREL RETAIL (3.4%)
     720,375   Ascena Retail Group, Inc.*                                           $    5,316
     224,064   Cato Corp. "A"                                                            9,037
     583,800   DSW, Inc. "A"                                                            14,017
     141,000   Genesco, Inc.*                                                            9,326
     458,810   Stage Stores, Inc.                                                        3,808
                                                                                    ----------
                                                                                        41,504
                                                                                    ----------
               APPAREL, ACCESSORIES & LUXURY GOODS (0.1%)
      20,780   Cherokee, Inc.*                                                             340
       6,640   Oxford Industries, Inc.                                                     464
                                                                                    ----------
                                                                                           804
                                                                                    ----------
               AUTO PARTS & EQUIPMENT (0.3%)
      27,060   Fox Factory Holding Corp.*                                                  400
       3,939   Gentherm, Inc.*                                                             158
      81,600   Horizon Global Corp.*                                                       779
     254,200   Modine Manufacturing Co.*                                                 1,632
                                                                                    ----------
                                                                                         2,969
                                                                                    ----------
               AUTOMOTIVE RETAIL (1.6%)
     227,745   CST Brands, Inc.                                                          8,823
      85,300   Group 1 Automotive, Inc.                                                  4,576
      17,300   Lithia Motors, Inc. "A"                                                   1,325
     299,000   Sonic Automotive, Inc. "A"                                                5,119
                                                                                    ----------
                                                                                        19,843
                                                                                    ----------
               BROADCASTING (0.9%)
      15,100   Nexstar Broadcasting Group, Inc. "A"                                        683
     299,000   Sinclair Broadcast Group, Inc. "A"                                        9,867
                                                                                    ----------
                                                                                        10,550
                                                                                    ----------
               CABLE & SATELLITE (0.7%)
      20,300   Cable One, Inc.                                                           8,729
                                                                                    ----------

================================================================================

12  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               CASINOS & GAMING (0.2%)
      83,400   Boyd Gaming Corp.*                                                   $    1,486
       3,752   Churchill Downs, Inc.                                                       518
                                                                                    ----------
                                                                                         2,004
                                                                                    ----------
               CONSUMER ELECTRONICS (0.0%)
     112,664   Skullcandy, Inc.*                                                           358
                                                                                    ----------
               EDUCATION SERVICES (0.2%)
     101,866   2U, Inc.*                                                                 2,057
                                                                                    ----------
               FOOTWEAR (0.1%)
      37,760   Crocs, Inc.*                                                                348
      12,079   Deckers Outdoor Corp.*                                                      597
                                                                                    ----------
                                                                                           945
                                                                                    ----------
               GENERAL MERCHANDISE STORES (0.7%)
     539,590   Fred's, Inc. "A"                                                          8,903
                                                                                    ----------
               HOTELS, RESORTS & CRUISE LINES (0.5%)
     563,115   La Quinta Holdings, Inc.*                                                 6,386
                                                                                    ----------
               HOUSEHOLD APPLIANCES (0.7%)
      85,570   Helen of Troy Ltd.*                                                       7,647
      82,040   SodaStream International Ltd.*                                            1,139
                                                                                    ----------
                                                                                         8,786
                                                                                    ----------
               LEISURE FACILITIES (0.1%)
      48,500   ClubCorp Holdings, Inc.                                                     580
      30,400   International Speedway Corp. "A"                                          1,038
                                                                                    ----------
                                                                                         1,618
                                                                                    ----------
               LEISURE PRODUCTS (0.1%)
       9,724   Brunswick Corp.                                                             388
      41,950   Callaway Golf Co.                                                           365
      37,063   Escalade, Inc.                                                              448
      61,525   Performance Sports Group Ltd.*                                              440
                                                                                    ----------
                                                                                         1,641
                                                                                    ----------
               MOVIES & ENTERTAINMENT (0.2%)
      57,319   IMAX Corp.*                                                               1,780
                                                                                    ----------
               RESTAURANTS (0.7%)
       4,791   BJ's Restaurants, Inc.*                                                     206
      91,860   Brinker International, Inc.                                               4,569
       8,660   Buffalo Wild Wings, Inc.*                                                 1,319
       6,000   Dave & Buster's Entertainment*                                              218
      27,050   Del Frisco's Restaurant Group, Inc.*                                        428

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
      10,065   Fiesta Restaurant Group, Inc.*                                       $      366
      74,100   Kona Grill, Inc.*                                                         1,205
                                                                                    ----------
                                                                                         8,311
                                                                                    ----------
               SPECIALIZED CONSUMER SERVICES (0.6%)
     301,000   Sotheby's                                                                 7,070
                                                                                    ----------
               SPECIALTY STORES (0.1%)
      14,052   Five Below, Inc.*                                                           495
      63,540   Sportsman's Warehouse Holdings, Inc.*                                       833
                                                                                    ----------
                                                                                         1,328
                                                                                    ----------
               Total Consumer Discretionary                                            135,586
                                                                                    ----------
               CONSUMER STAPLES (2.9%)
               -----------------------
               DISTILLERS & VINTNERS (0.6%)
   1,862,195   C&C Group plc(a)                                                          7,250
                                                                                    ----------
               FOOD RETAIL (0.0%)
      21,490   Natural Grocers by Vitamin Cottage, Inc.*                                   387
                                                                                    ----------
               HOUSEHOLD PRODUCTS (0.7%)
     260,000   Energizer Holdings, Inc.                                                  8,331
                                                                                    ----------
               HYPERMARKETS & SUPER CENTERS (0.0%)
       6,000   PriceSmart, Inc.                                                            459
                                                                                    ----------
               PACKAGED FOODS & MEAT (1.5%)
     309,585   Cranswick plc(a)                                                          9,243
      90,530   Freshpet, Inc.*                                                             538
      54,225   Landec Corp.*                                                               652
     131,680   Post Holdings, Inc.*                                                      7,703
                                                                                    ----------
                                                                                        18,136
                                                                                    ----------
               PERSONAL PRODUCTS (0.1%)
      22,500   Inter Parfums, Inc.                                                         604
                                                                                    ----------
               Total Consumer Staples                                                   35,167
                                                                                    ----------
               ENERGY (3.3%)
               -------------
               OIL & GAS EQUIPMENT & SERVICES (0.9%)
       8,400   Core Laboratories N.V.                                                      827
     255,800   Enservco Corp.*                                                             110
     243,389   Era Group, Inc.*                                                          2,234
     131,779   SEACOR Holdings, Inc.*                                                    6,063
      13,670   Superior Energy Services, Inc.                                              141
     299,342   Tesco Corp.                                                               2,035
                                                                                    ----------
                                                                                        11,410
                                                                                    ----------

================================================================================

14  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               OIL & GAS EXPLORATION & PRODUCTION (1.4%)
       9,200   Diamondback Energy, Inc.*                                            $      695
     713,120   RSP Permian, Inc.*                                                       16,794
                                                                                    ----------
                                                                                        17,489
                                                                                    ----------
               OIL & GAS STORAGE & TRANSPORTATION (1.0%)
     402,270   Dorian LPG Ltd.*                                                          4,256
   1,185,220   Scorpio Tankers, Inc.                                                     7,230
                                                                                    ----------
                                                                                        11,486
                                                                                    ----------
               Total Energy                                                             40,385
                                                                                    ----------
               FINANCIALS (17.3%)
               ------------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
      14,720   Affiliated Managers Group, Inc.*                                          1,975
      17,347   Financial Engines, Inc.                                                     468
     257,886   Harris & Harris Group, Inc.*                                                451
     143,988   Safeguard Scientifics, Inc.*                                              1,872
     278,797   Solar Capital Ltd.                                                        4,522
                                                                                    ----------
                                                                                         9,288
                                                                                    ----------
               CONSUMER FINANCE (0.1%)
      30,511   PRA Group, Inc.*                                                            908
                                                                                    ----------
               INVESTMENT BANKING & BROKERAGE (0.1%)
      68,900   BGC Partners, Inc. "A"                                                      630
                                                                                    ----------
               LIFE & HEALTH INSURANCE (0.7%)
     197,480   Primerica, Inc.                                                           8,889
                                                                                    ----------
               PROPERTY & CASUALTY INSURANCE (1.1%)
      56,260   AMERISAFE, Inc.                                                           2,870
      19,000   James River Group Holdings                                                  644
     188,180   ProAssurance Corp.                                                        9,432
      50,154   State National Companies, Inc.                                              494
                                                                                    ----------
                                                                                        13,440
                                                                                    ----------
               REGIONAL BANKS (8.6%)
     546,000   BBCN Bancorp, Inc.                                                        8,299
      56,200   Customers Bancorp, Inc.*                                                  1,411
     265,522   First Busey Corp.                                                         4,894
     596,346   First Midwest Bancorp, Inc.                                              10,394
     655,650   First Niagara Financial Group, Inc.                                       6,419
     283,559   Flushing Financial Corp.                                                  6,238
     270,136   Great Western Bancorp, Inc.                                               7,056
     282,010   Hancock Holding Co.                                                       6,757
     447,300   International Bancshares Corp.                                           10,373

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
     282,240   MB Financial, Inc.                                                   $    8,783
      76,177   Opus Bank                                                                 2,513
      34,000   Pacific Premier Bancorp, Inc.*                                              698
      18,800   PrivateBancorp, Inc.                                                        708
     643,000   TCF Financial Corp.                                                       7,722
       9,100   Texas Capital Bancshares, Inc.*                                             325
     657,000   Umpqua Holdings Corp.                                                     9,513
     375,070   Webster Financial Corp.                                                  12,441
                                                                                    ----------
                                                                                       104,544
                                                                                    ----------
               REINSURANCE (0.6%)
     661,000   Third Point Reinsurance Ltd.*                                             7,701
                                                                                    ----------
               REITs - HOTEL & RESORT (1.3%)
   1,348,384   DiamondRock Hospitality Co.                                              11,192
     456,990   Summit Hotel Properties, Inc.                                             4,638
                                                                                    ----------
                                                                                        15,830
                                                                                    ----------
               REITs - INDUSTRIAL (0.2%)
     147,100   STAG Industrial, Inc.                                                     2,490
                                                                                    ----------
               REITs - OFFICE (0.3%)
     187,830   Corporate Office Properties Trust                                         4,189
                                                                                    ----------
               REITs - RESIDENTIAL (1.3%)
     370,000   Colony Starwood Homes                                                     7,962
     197,136   Education Realty Trust, Inc.                                              7,704
                                                                                    ----------
                                                                                        15,666
                                                                                    ----------
               REITs - SPECIALIZED (0.1%)
      27,349   QTS Realty Trust, Inc. "A"                                                1,264
                                                                                    ----------
               SPECIALIZED FINANCE (1.3%)
     480,000   Aircastle Ltd.                                                            8,241
     165,970   Atlas Air Worldwide Holdings, Inc.*                                       6,096
      10,500   MarketAxess Holdings, Inc.                                                1,220
                                                                                    ----------
                                                                                        15,557
                                                                                    ----------
               THRIFTS & MORTGAGE FINANCE (0.8%)
       7,700   LendingTree, Inc.*                                                          568
     737,480   Northwest Bancshares, Inc.                                                9,270
                                                                                    ----------
                                                                                         9,838
                                                                                    ----------
               Total Financials                                                        210,234
                                                                                    ----------
               HEALTH CARE (10.7%)
               -------------------
               BIOTECHNOLOGY (0.9%)
      50,680   Acceleron Pharma, Inc.*                                                   1,556
      32,940   Alkermes plc*                                                             1,054

================================================================================

16  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
      61,700   Cepheid, Inc.*                                                       $    1,817
      49,000   Enanta Pharmaceuticals, Inc.*                                             1,259
      35,280   Esperion Therapeutics, Inc.*                                                525
      24,280   Ligand Pharmaceuticals, Inc.*                                             2,427
      22,450   PTC Therapeutics, Inc.*                                                     535
      32,316   Sage Therapeutics, Inc.*                                                  1,085
       9,067   Trevena, Inc.*                                                               66
      29,573   Zafgen, Inc.*                                                               197
                                                                                    ----------
                                                                                        10,521
                                                                                    ----------
               HEALTH CARE EQUIPMENT (1.5%)
      27,540   ABIOMED, Inc.*                                                            2,350
      81,900   AtriCure, Inc.*                                                           1,432
      67,300   Cardiovascular Systems, Inc.*                                               569
      54,010   CONMED Corp.                                                              1,995
      82,912   Cutera, Inc.*                                                               932
      82,856   Cynosure, Inc. "A"*                                                       2,999
      13,500   DexCom, Inc.*                                                               962
      26,765   Inogen, Inc.*                                                               890
      84,501   LeMaitre Vascular, Inc.                                                   1,234
     213,330   Rockwell Medical, Inc.*                                                   1,335
     162,669   Syneron Medical Ltd.*                                                     1,132
      92,099   Zeltiq Aesthetics, Inc.*                                                  2,138
                                                                                    ----------
                                                                                        17,968
                                                                                    ----------
               HEALTH CARE FACILITIES (0.4%)
      18,100   Acadia Healthcare Co., Inc.*                                              1,104
      56,930   AmSurg Corp.*                                                             4,167
                                                                                    ----------
                                                                                         5,271
                                                                                    ----------
               HEALTH CARE SERVICES (0.5%)
     111,898   CorVel Corp.*                                                             5,105
      34,700   ExamWorks Group, Inc.*                                                      953
                                                                                    ----------
                                                                                         6,058
                                                                                    ----------
               HEALTH CARE SUPPLIES (2.8%)
     518,820   Haemonetics Corp.*                                                       16,416
     275,000   Halyard Health, Inc.*                                                     6,820
      39,912   ICU Medical, Inc.*                                                        3,842
      82,382   LDR Holding Corp.*                                                        1,513
     120,900   Spectranetics Corp.*                                                      1,457
      52,088   Vascular Solutions, Inc.*                                                 1,425
      47,700   West Pharmaceutical Services, Inc.                                        2,729
                                                                                    ----------
                                                                                        34,202
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               HEALTH CARE TECHNOLOGY (1.4%)
     687,376   Allscripts Healthcare Solutions, Inc.*                               $    9,472
      85,240   Evolent Health, Inc.*                                                       841
      15,976   Medidata Solutions, Inc.*                                                   683
     512,780   Quality Systems, Inc.                                                     6,723
                                                                                    ----------
                                                                                        17,719
                                                                                    ----------
               LIFE SCIENCES TOOLS & SERVICES (1.1%)
      14,550   Bio-Rad Laboratories, Inc. "A"*                                           1,857
     122,800   Charles River Laboratories International, Inc.*                           9,116
     235,452   Harvard Bioscience, Inc.*                                                   699
     282,306   NeoGenomics, Inc.*                                                        1,925
                                                                                    ----------
                                                                                        13,597
                                                                                    ----------
               MANAGED HEALTH CARE (0.7%)
     145,000   Magellan Health, Inc.*                                                    8,265
                                                                                    ----------
               PHARMACEUTICALS (1.4%)
     271,770   AcelRx Pharmaceuticals, Inc.*                                               981
      48,490   Akorn, Inc.*                                                              1,260
      66,500   Cempra, Inc.*                                                             1,146
     772,423   Durect Corp.*                                                               927
      51,625   Intersect ENT, Inc.*                                                        920
      65,575   Lannett Co., Inc.*                                                        1,673
     233,400   Nektar Therapeutics*                                                      3,184
       9,600   Pacira Pharmaceuticals, Inc.*                                               570
      42,660   Paratek Pharmaceuticals, Inc.*                                              624
     147,310   Phibro Animal Health Corp. "A"                                            4,942
      65,791   Tetraphase Pharmaceuticals, Inc.*                                           358
                                                                                    ----------
                                                                                        16,585
                                                                                    ----------
               Total Health Care                                                       130,186
                                                                                    ----------
               INDUSTRIALS (21.2%)
               -------------------
               AEROSPACE & DEFENSE (1.2%)
     253,138   Cubic Corp.                                                              10,115
      53,315   Taser International, Inc.*                                                  821
     125,800   Triumph Group, Inc.                                                       3,208
                                                                                    ----------
                                                                                        14,144
                                                                                    ----------
               AIR FREIGHT & LOGISTICS (0.3%)
      37,500   Echo Global Logistics, Inc.*                                                825
      66,830   Forward Air Corp.                                                         2,885
                                                                                    ----------
                                                                                         3,710
                                                                                    ----------

================================================================================

18  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               AIRLINES (0.2%)
      53,950   Hawaiian Holdings, Inc.*                                             $    1,899
      13,800   Spirit Airlines, Inc.*                                                      577
                                                                                    ----------
                                                                                         2,476
                                                                                    ----------
               BUILDING PRODUCTS (0.7%)
      41,460   Apogee Enterprises, Inc.                                                  1,649
   1,839,029   Tyman plc(a)                                                              6,918
                                                                                    ----------
                                                                                         8,567
                                                                                    ----------
               CONSTRUCTION & ENGINEERING (0.6%)
     323,940   Primoris Services Corp.                                                   6,605
                                                                                    ----------
               CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.2%)
     141,877   Douglas Dynamics, Inc.                                                    2,818
                                                                                    ----------
               DIVERSIFIED SUPPORT SERVICES (2.0%)
     230,660   G & K Services, Inc. "A"                                                 14,850
     162,361   Matthews International Corp. "A"                                          8,103
      60,350   Mobile Mini, Inc.                                                         1,564
                                                                                    ----------
                                                                                        24,517
                                                                                    ----------
               ELECTRICAL COMPONENTS & EQUIPMENT (2.6%)
     174,000   EnerSys                                                                   8,427
     287,000   Generac Holdings, Inc.*                                                   8,156
     146,000   Regal-Beloit Corp.                                                        8,207
     428,220   Thermon Group Holdings, Inc.*                                             7,203
                                                                                    ----------
                                                                                        31,993
                                                                                    ----------
               ENVIRONMENTAL & FACILITIES SERVICES (0.8%)
      32,064   Hudson Technologies, Inc.*                                                   95
     402,077   SP Plus Corp.*                                                            9,027
                                                                                    ----------
                                                                                         9,122
                                                                                    ----------
               HEAVY ELECTRICAL EQUIPMENT (0.6%)
     317,737   Babcock & Wilcox Enterprises, Inc.*                                       6,561
      83,091   Power Solutions International, Inc.*                                        993
                                                                                    ----------
                                                                                         7,554
                                                                                    ----------
               HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
       2,989   WageWorks, Inc.*                                                            134
                                                                                    ----------
               INDUSTRIAL MACHINERY (5.1%)
     384,319   Albany International Corp. "A"                                           13,036
     123,820   CIRCOR International, Inc.                                                4,394
     225,787   ESCO Technologies, Inc.                                                   7,774
      62,200   John Bean Technologies Corp.                                              2,850
      76,229   Kennametal, Inc.                                                          1,349

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
     107,000   Kornit Digital, Ltd.*                                                $    1,226
     394,196   Luxfer Holdings plc ADR                                                   3,918
     493,960   Mueller Industries, Inc.                                                 12,571
      14,800   Proto Labs, Inc.*                                                           814
      36,214   RBC Bearings, Inc.*                                                       2,149
      42,349   Tennant Co.                                                               2,292
     528,984   TriMas Corp.*                                                             9,146
                                                                                    ----------
                                                                                        61,519
                                                                                    ----------
               OFFICE SERVICES & SUPPLIES (1.6%)
     989,390   ACCO Brands Corp.*                                                        6,006
     323,980   Essendant, Inc.                                                           9,674
     320,070   Steelcase, Inc. "A"                                                       4,084
                                                                                    ----------
                                                                                        19,764
                                                                                    ----------
               RAILROADS (0.1%)
      23,600   Genesee & Wyoming, Inc. "A"*                                              1,170
                                                                                    ----------
               RESEARCH & CONSULTING SERVICES (2.4%)
      69,900   Advisory Board Co.*                                                       3,199
      72,725   CEB, Inc.                                                                 4,289
     272,510   FTI Consulting, Inc.*                                                     9,236
      90,950   Huron Consulting Group, Inc.*                                             5,103
     329,002   Mistras Group, Inc.*                                                      7,432
                                                                                    ----------
                                                                                        29,259
                                                                                    ----------
               SECURITY & ALARM SERVICES (0.7%)
     270,690   Brink's Co.                                                               7,958
                                                                                    ----------
               TRADING COMPANIES & DISTRIBUTORS (1.9%)
     230,000   Beacon Roofing Supply, Inc.*                                              9,315
      17,087   DXP Enterprises, Inc.*                                                      268
     204,120   GATX Corp.                                                                8,365
      70,013   Kaman Corp.                                                               2,789
      80,210   Rush Enterprises, Inc. "A"*                                               1,532
     162,620   Titan Machinery, Inc.*                                                    1,381
                                                                                    ----------
                                                                                        23,650
                                                                                    ----------
               TRUCKING (0.2%)
     237,744   Celadon Group, Inc.                                                       1,888
                                                                                    ----------
               Total Industrials                                                       256,848
                                                                                    ----------
               INFORMATION TECHNOLOGY (18.7%)
               ------------------------------
               APPLICATION SOFTWARE (2.7%)
      69,423   BroadSoft, Inc.*                                                          2,375
      60,800   Cadence Design Systems, Inc.*                                             1,189

================================================================================

20  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
       5,700   Callidus Software, Inc.*                                             $       88
       7,715   Digimarc Corp.*                                                             276
      33,900   Ebix, Inc.                                                                1,157
      22,339   Guidewire Software, Inc.*                                                 1,230
      23,400   Hubspot, Inc.*                                                              950
     380,000   Mentor Graphics Corp.                                                     6,604
       8,070   Paycom Software, Inc.*                                                      243
      25,082   Paylocity Holding Corp.*                                                    781
      91,528   PROS Holdings, Inc.*                                                      1,124
      28,276   PTC, Inc.*                                                                  837
      56,450   Qlik Technologies, Inc.*                                                  1,413
      51,200   Synchronoss Technologies, Inc.*                                           1,569
     874,823   TiVo, Inc.*                                                               6,981
      10,550   Tyler Technologies, Inc.*                                                 1,657
      23,952   Ultimate Software Group, Inc.*                                            4,207
                                                                                    ----------
                                                                                        32,681
                                                                                    ----------
               COMMUNICATIONS EQUIPMENT (0.7%)
     334,690   Aerohive Networks, Inc.*                                                  1,570
      72,794   Finisar Corp.*                                                              924
      11,000   Infinera Corp.*                                                             169
     173,615   RADWARE Ltd.*                                                             2,320
     269,963   Ruckus Wireless, Inc.*                                                    2,270
     170,540   ShoreTel, Inc.*                                                           1,400
                                                                                    ----------
                                                                                         8,653
                                                                                    ----------
               DATA PROCESSING & OUTSOURCED SERVICES (1.7%)
     284,000   Cardtronics, Inc.*                                                        8,750
      63,867   Euronet Worldwide, Inc.*                                                  5,094
     454,785   EVERTEC, Inc.                                                             6,249
      26,316   WNS Holdings Ltd. ADR*                                                      755
                                                                                    ----------
                                                                                        20,848
                                                                                    ----------
               ELECTRONIC COMPONENTS (1.0%)
     236,150   Belden, Inc.                                                             10,088
     125,785   InvenSense, Inc.*                                                         1,033
      21,900   Rogers Corp.*                                                             1,040
                                                                                    ----------
                                                                                        12,161
                                                                                    ----------
               ELECTRONIC EQUIPMENT & INSTRUMENTS (0.8%)
     100,480   Coherent, Inc.*                                                           7,764
      13,722   FEI Co.                                                                     994
      22,249   OSI Systems, Inc.*                                                        1,220
                                                                                    ----------
                                                                                         9,978
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               ELECTRONIC MANUFACTURING SERVICES (0.4%)
     278,830   CTS Corp.                                                            $    4,392
       9,780   IPG Photonics Corp.*                                                        790
                                                                                    ----------
                                                                                         5,182
                                                                                    ----------
               INTERNET SOFTWARE & SERVICES (1.2%)
      33,852   Constant Contact, Inc.*                                                   1,070
      16,894   CoStar Group, Inc.*                                                       2,963
      51,360   Demandware, Inc.*                                                         2,179
      89,100   GTT Communications, Inc.*                                                 1,327
     144,910   LivePerson, Inc.*                                                           820
      97,100   Pandora Media, Inc.*                                                        944
      19,200   Shopify, Inc. "A"*                                                          446
      65,371   SPS Commerce, Inc.*                                                       4,267
      10,030   Wix.Com Ltd.*                                                               205
                                                                                    ----------
                                                                                        14,221
                                                                                    ----------
               IT CONSULTING & OTHER SERVICES (1.2%)
      16,500   EPAM Systems, Inc.*                                                       1,236
     234,789   Forrester Research, Inc.                                                  7,506
     201,050   Perficient, Inc.*                                                         3,830
      31,463   Virtusa Corp.*                                                            1,407
                                                                                    ----------
                                                                                        13,979
                                                                                    ----------
               SEMICONDUCTOR EQUIPMENT (0.6%)
     287,472   Brooks Automation, Inc.                                                   2,740
      93,865   Rudolph Technologies, Inc.*                                               1,202
     140,998   Teradyne, Inc.                                                            2,740
                                                                                    ----------
                                                                                         6,682
                                                                                    ----------
               SEMICONDUCTORS (3.7%)
      86,613   Ceva, Inc.*                                                               2,005
      56,196   Inphi Corp.*                                                              1,559
     123,200   Intersil Corp. "A"                                                        1,602
   1,309,000   Lattice Semiconductor Corp.*                                              6,362
      59,993   Mellanox Technologies Ltd.*                                               2,727
     337,090   Microsemi Corp.*                                                         10,686
      18,739   Monolithic Power Systems, Inc.                                            1,172
      15,250   Power Integrations, Inc.                                                    719
     692,000   Rambus, Inc.*                                                             8,470
      29,442   Silicon Laboratories, Inc.*                                               1,342
     113,000   Synaptics, Inc.*                                                          8,284
                                                                                    ----------
                                                                                        44,928
                                                                                    ----------

================================================================================

22  | USAA SMALL CAP STOCK FUND

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               SYSTEMS SOFTWARE (2.2%)
     142,700   Allot Communications Ltd.*                                           $      712
     480,630   AVG Technologies N.V.*                                                    9,069
      42,100   Fleetmatics Group plc*                                                    1,828
     139,566   Gigamon, Inc.*                                                            3,650
      31,580   Imperva, Inc.*                                                            1,628
     207,383   Infoblox, Inc.*                                                           3,347
      30,574   Proofpoint, Inc.*                                                         1,540
      93,700   Qualys, Inc.*                                                             2,435
      33,750   Rapid7, Inc.*                                                               442
      31,600   Red Hat, Inc.*                                                            2,214
      24,960   Rubicon Project, Inc.*                                                      337
                                                                                    ----------
                                                                                        27,202
                                                                                    ----------
               TECHNOLOGY DISTRIBUTORS (0.7%)
     257,820   ScanSource, Inc.*                                                         8,090
                                                                                    ----------
               TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.8%)
     607,430   Diebold, Inc.                                                            16,838
      42,434   Nimble Storage, Inc.*                                                       279
     178,500   Super Micro Computer, Inc.*                                               5,316
                                                                                    ----------
                                                                                        22,436
                                                                                    ----------
               Total Information Technology                                            227,038
                                                                                    ----------
               MATERIALS (4.0%)
               ----------------
               COMMODITY CHEMICALS (0.7%)
     231,000   Cabot Corp.                                                               9,319
                                                                                    ----------
               FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
       9,253   Scotts Miracle-Gro Co. "A"                                                  635
                                                                                    ----------
               FOREST PRODUCTS (0.6%)
     127,340   Deltic Timber Corp.                                                       6,993
                                                                                    ----------
               METAL & GLASS CONTAINERS (0.5%)
     220,460   Greif, Inc. "A"                                                           5,827
                                                                                    ----------
               PAPER PRODUCTS (1.1%)
     390,000   KapStone Paper & Packaging Corp.                                          5,764
     177,632   Schweitzer-Mauduit International, Inc.                                    7,461
                                                                                    ----------
                                                                                        13,225
                                                                                    ----------
               SPECIALTY CHEMICALS (1.0%)
      25,509   Quaker Chemical Corp.                                                     1,913
     174,854   Sensient Technologies Corp.                                              10,434
                                                                                    ----------
                                                                                        12,347
                                                                                    ----------
               Total Materials                                                          48,346
                                                                                    ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

----------------------------------------------------------------------------------------------
                                                                                        MARKET
NUMBER                                                                                   VALUE
OF SHARES      SECURITY                                                                  (000)
----------------------------------------------------------------------------------------------
               TELECOMMUNICATION SERVICES (1.4%)
               ---------------------------------
               ALTERNATIVE CARRIERS (0.7%)
     234,155   Cogent Communications Holdings, Inc.                                 $    7,823
      31,100   Inteliquent, Inc.                                                           534
      21,000   Vonage Holdings Corp.*                                                      108
                                                                                    ----------
                                                                                         8,465
                                                                                    ----------
               WIRELESS TELECOMMUNICATION SERVICES (0.7%)
     348,400   Telephone & Data Systems, Inc.                                            8,080
                                                                                    ----------
               Total Telecommunication Services                                         16,545
                                                                                    ----------
               UTILITIES (2.6%)
               ----------------
               ELECTRIC UTILITIES (0.7%)
     224,000   Portland General Electric Co.                                             8,707
                                                                                    ----------
               GAS UTILITIES (1.9%)
     138,810   Laclede Group, Inc.                                                       8,876
     150,320   New Jersey Resources Corp.                                                5,294
     120,770   WGL Holdings, Inc.                                                        8,066
                                                                                    ----------
                                                                                        22,236
                                                                                    ----------
               Total Utilities                                                          30,943
                                                                                    ----------
               Total Common Stocks (cost: $1,085,750)                                1,131,278
                                                                                    ----------
               RIGHTS (0.0%)

               HEALTH CARE (0.0%)
               ------------------
               BIOTECHNOLOGY (0.0%)
      73,000   Prosensa Holdings N.V., acquired 1/15/2015; cost $0*(b),(c)                  72
                                                                                    ----------
               PHARMACEUTICALS (0.0%)
     133,709   NuPathe, Inc., acquired 2/19/2014; cost $80*(b),(c)                          80
                                                                                    ----------
               Total Health Care                                                           152
                                                                                    ----------
               Total Rights (cost: $80)                                                    152
                                                                                    ----------
               Total Equity Securities (cost: $1,085,830)                            1,131,430
                                                                                    ----------
               MONEY MARKET INSTRUMENTS (5.6%)

               MONEY MARKET FUNDS (5.6%)
  67,913,039   State Street Institutional Liquid Reserves
                 Fund Premier Class, 0.36%(d) (cost: $67,913)                           67,913
                                                                                    ----------

               TOTAL INVESTMENTS (cost: $1,153,743)                                 $1,199,343
                                                                                    ==========

================================================================================

24  | USAA SMALL CAP STOCK FUND

================================================================================

---------------------------------------------------------------------------------------------------------
                                                     VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------
                                             (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                         QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                     IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                            FOR IDENTICAL ASSETS               INPUTS          INPUTS         TOTAL
---------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                             $1,107,867              $23,411            $  -    $1,131,278
  Rights                                             -                    -             152           152

Money Market Instruments:
  Money Market Funds                            67,913                    -               -        67,913
---------------------------------------------------------------------------------------------------------
Total                                       $1,175,780              $23,411            $152    $1,199,343
---------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                                                   RIGHTS
---------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                                                          $152
Purchases                                                                                               -
Sales                                                                                                   -
Transfers into Level 3                                                                                  -
Transfers out of Level 3                                                                                -
Net realized gain (loss) on investments                                                                 -
Change in net unrealized appreciation/(depreciation) of investments                                     -
---------------------------------------------------------------------------------------------------------
Balance as of January 31, 2016                                                                       $152
---------------------------------------------------------------------------------------------------------

For the period of August 1, 2015, through January 31, 2016, common stocks with a fair value of $19,109,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 5.0% at January 31, 2016.

o   CATEGORIES AND DEFINITIONS

    RIGHTS - Enable the holder to buy a specified number of shares of new issues of a common stock before it is offered to the public.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT   Real estate investment trust

o   SPECIFIC NOTES

    (a) Securities with a value of $23,411,000, which represented 1.9% of the Fund's net assets, were classified as Level 2 at January 31, 2016, due to the prices being adjusted to take into account significant market movements following the close of local trading.

================================================================================

26  | USAA SMALL CAP STOCK FUND

================================================================================

    (b) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at January 31, 2016, was $152,000, which represented less than 0.1% of the Fund's net assets.

    (c) Security was fair valued at January 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $152,000, which represented less than 0.1% of the Fund's net assets.

    (d) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,153,743)                       $1,199,343
   Cash                                                                                       3,934
   Cash denominated in foreign currencies (identified cost of $50)                               49
   Receivables:
       Capital shares sold                                                                   12,287
       Dividends and interest                                                                   249
       Securities sold                                                                        8,729
                                                                                         ----------
           Total assets                                                                   1,224,591
                                                                                         ----------
LIABILITIES
   Payables:
       Securities purchased                                                                   9,612
       Capital shares redeemed                                                                  956
   Unrealized depreciation on foreign currency contracts held, at value                           2
   Accrued management fees                                                                      767
   Accrued transfer agent's fees                                                                112
   Other accrued expenses and payables                                                          144
                                                                                         ----------
       Total liabilities                                                                     11,593
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $1,212,998
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $1,174,221
   Accumulated overdistribution of net investment income                                     (2,935)
   Accumulated net realized loss on investments                                              (3,887)
   Net unrealized appreciation of investments                                                45,600
   Net unrealized depreciation of foreign currency translations                                  (1)
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $1,212,998
                                                                                         ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $520,458/37,415 shares outstanding)                    $    13.91
                                                                                         ==========
       Institutional Shares (net assets of $692,540/49,435 shares outstanding)           $    14.01
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

28  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $8)                                        $   8,573
   Interest                                                                                      50
                                                                                          ---------
        Total income                                                                          8,623
                                                                                          ---------
EXPENSES
   Management fees                                                                            5,009
   Administration and servicing fees:
        Fund Shares                                                                             581
        Institutional Shares                                                                    280
   Transfer agent's fees:
        Fund Shares                                                                             841
        Institutional Shares                                                                    280
   Custody and accounting fees:
        Fund Shares                                                                              69
        Institutional Shares                                                                     48
   Postage:
        Fund Shares                                                                              34
        Institutional Shares                                                                     30
   Shareholder reporting fees:
        Fund Shares                                                                              15
        Institutional Shares                                                                      9
   Trustees' fees                                                                                13
   Registration fees:
        Fund Shares                                                                              25
        Institutional Shares                                                                     33
   Professional fees                                                                             59
   Other                                                                                         12
                                                                                          ---------
             Total expenses                                                                   7,338
   Expenses paid indirectly:
        Fund Shares                                                                              (9)
        Institutional Shares                                                                    (12)
                                                                                          ---------
             Net expenses                                                                     7,317
                                                                                          ---------
NET INVESTMENT INCOME                                                                         1,306
                                                                                          ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized gain (loss) on:
        Investments                                                                          20,611
        Foreign currency transactions                                                            (5)
   Change in net unrealized appreciation/(depreciation) of:
        Investments                                                                        (229,392)
        Foreign currency translations                                                            (1)
                                                                                          ---------
             Net realized and unrealized loss                                              (208,787)
                                                                                          ---------
Decrease in net assets resulting from operations                                          $(207,481)
                                                                                          =========

See accompanying notes to financial statements

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

--------------------------------------------------------------------------------------------------------
                                                                              1/31/2016        7/31/2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $    1,306       $    1,978
   Net realized gain on investments                                              20,611           96,759
   Net realized loss on foreign currency transactions                                (5)              (9)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                             (229,392)          31,901
       Foreign currency translations                                                 (1)               2
                                                                             ---------------------------
       Increase (decrease) in net assets resulting from operations             (207,481)         130,631
                                                                             ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                               (2,353)          (1,091)
       Institutional Shares                                                      (2,311)          (1,768)
                                                                             ---------------------------
            Total distributions of net investment income                         (4,664)          (2,859)
                                                                             ---------------------------
   Net realized gains:
       Fund Shares                                                              (62,875)         (78,944)
       Institutional Shares                                                     (43,424)         (67,334)
                                                                             ---------------------------
            Total distributions of net realized gains                          (106,299)        (146,278)
                                                                             ---------------------------
       Distributions to shareholders                                           (110,963)        (149,137)
                                                                             ---------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                 (125,291)         136,242
   Institutional Shares                                                         144,987           22,347
                                                                             ---------------------------
            Total net increase in net assets from capital
                share transactions                                               19,696          158,589
                                                                             ---------------------------
   Net increase (decrease) in net assets                                       (298,748)         140,083

NET ASSETS
   Beginning of period                                                        1,511,746        1,371,663
                                                                             ===========================
   End of period                                                             $1,212,998       $1,511,746
                                                                             ===========================
Accumulated undistributed (overdistribution of) net
   investment income:
   End of period                                                             $   (2,935)      $      423
                                                                             ===========================

See accompanying notes to financial statements.

================================================================================

30  | USAA SMALL CAP STOCK FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Small Cap Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of two classes of shares: Small Cap Stock Fund Shares (Fund Shares) and Small Cap Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according

================================================================================

32  | USAA SMALL CAP STOCK FUND

================================================================================

        to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s) will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities

================================================================================

34  | USAA SMALL CAP STOCK FUND

================================================================================

    include certain common stocks, which are valued based on methods discussed in Note 1A2.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by using inputs such as the last quoted price of the discounted underlying security. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition,

================================================================================

36  | USAA SMALL CAP STOCK FUND

================================================================================

    through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares and Institutional Shares by $9,000 and $12,000, respectively. For the six-month period ended January 31, 2016, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $4,000, which represents 1.9% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $283,160,000 and $381,815,000, respectively.

================================================================================

38  | USAA SMALL CAP STOCK FUND

================================================================================

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $183,442,000 and $137,842,000, respectively, resulting in net unrealized appreciation of $45,600,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                      SIX-MONTH PERIOD ENDED             YEAR ENDED
                                         JANUARY 31, 2016               JULY 31, 2015
    ---------------------------------------------------------------------------------------
                                       SHARES        AMOUNT         SHARES         AMOUNT
                                      -----------------------------------------------------
    FUND SHARES:
    Shares sold                         3,905       $  62,268        10,405       $ 186,545
    Shares issued from
      reinvested dividends              4,205          64,677         4,676          79,175
    Shares redeemed                   (17,712)       (252,236)       (7,199)       (129,478)
                                      -----------------------------------------------------
    Net increase (decrease) from
      capital share transactions       (9,602)      $(125,291)        7,882       $ 136,242
                                      =====================================================
    INSTITUTIONAL SHARES:
    Shares sold                        16,576       $ 233,762         7,682       $ 139,379
    Shares issued from
      reinvested dividends              2,952          45,726         4,048          69,079
    Shares redeemed                    (7,913)       (134,501)      (10,195)       (186,111)
                                      -----------------------------------------------------
    Net increase from
      capital share transactions       11,615       $ 144,987         1,535       $  22,347
                                      =====================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Small-Cap Core Funds Index. The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 100 to 400                              +/- 4
    +/- 401 to 700                              +/- 5
    +/- 701 and greater                         +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

40  | USAA SMALL CAP STOCK FUND

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $5,009,000. For the six-month period ended January 31, 2016, the Fund did not incur any performance adjustment.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into Investment Subadvisory Agreements with Wellington Management Company LLP (Wellington Management), Cambiar Investors (Cambiar), and Granahan Investment Management, Inc.
    (GIMI), under which Wellington Management, Cambiar, and GIMI each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average net assets for the first $300 million in assets that Wellington Management manages, plus 0.65% of the Fund's average net assets over $300 million that Wellington Management manages. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management of $1,955,000.

    The Manager (not the Fund) pays Cambiar a subadvisory fee in the annual amount of 0.67% of the Fund's average net assets for the first $300 million in assets that Cambiar manages, plus 0.65% of the Fund's

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    average net assets over $300 million that Cambiar manages. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Cambiar of $1,552,000.

    The Manager (not the Fund) pays GIMI a subadvisory fee in the annual amount of 0.55% of the Fund's average net assets for the first $300 million in assets that GIMI manages, plus 0.52% of the Fund's average net assets over $300 million that GIMI manages. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to GIMI of $798,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $581,000 and $280,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at

================================================================================

42  | USAA SMALL CAP STOCK FUND

================================================================================

    an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $841,000 and $280,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fees or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative                                           0.2
USAA Cornerstone Equity                                                 0.8
USAA Target Retirement Income                                           0.0*
USAA Target Retirement 2020                                             0.7
USAA Target Retirement 2030                                             2.3
USAA Target Retirement 2040                                             3.5
USAA Target Retirement 2050                                             2.0
USAA Target Retirement 2060                                             0.1

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                  SIX-MONTH
                                 PERIOD ENDED
                                  JANUARY 31,                             YEAR ENDED JULY 31,
                                  ------------------------------------------------------------------------------
                                      2016            2015          2014         2013         2012          2011
                                  ------------------------------------------------------------------------------
Net asset value at
  beginning of period             $  17.77        $  18.14      $  18.27     $  14.15     $  14.17      $  11.41
                                  ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income (loss)         .00(a)          .02          (.01)         .05          .02           .02
  Net realized and
    unrealized gain (loss)           (2.46)           1.63          1.62         4.39         (.03)         2.76
                                  ------------------------------------------------------------------------------
Total from investment
  operations                         (2.46)           1.65          1.61         4.44         (.01)         2.78
                                  ------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.05)           (.02)            -         (.04)        (.01)         (.02)
  Realized capital gains             (1.35)          (2.00)        (1.74)        (.28)           -             -
                                  ------------------------------------------------------------------------------
Total distributions                  (1.40)          (2.02)        (1.74)        (.32)        (.01)         (.02)
                                  ------------------------------------------------------------------------------
Net asset value at
  end of period                   $  13.91        $  17.77      $  18.14     $  18.27     $  14.15      $  14.17
                                  ==============================================================================
Total return (%)*                   (14.57)           9.67          8.68        31.94         (.10)        24.38
Net assets at
  end of period (000)             $520,458        $835,256      $709,753     $645,220     $751,742      $700,636
Ratios to average
  net assets:**
  Expenses (%)(b)                     1.17(d)         1.15          1.14         1.25         1.28(c)       1.26(c)
  Net investment
    income (loss) (%)                  .13(d)          .06          (.03)         .03          .16           .15
Portfolio turnover (%)                  22              45            45           55           84(e)         41

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $768,768,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                      (.00%)(+)       (.00%)(+)     (.01%)       (.00%)(+)    (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to December 1, 2011, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.40% of the Fund Shares' average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

44  | USAA SMALL CAP STOCK FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                        YEAR ENDED JULY 31,
                               -------------------------------------------------------------------------------
                                   2016          2015          2014          2013           2012          2011
                               -------------------------------------------------------------------------------
Net asset value at
  beginning of period          $  17.89      $  18.24      $  18.34      $  14.24       $  14.23      $  11.46
                               -------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .04           .05           .03           .04(a)         .06           .06
  Net realized and
    unrealized gain (loss)        (2.50)         1.65          1.61          4.46(a)         .00(b)       2.78
                               -------------------------------------------------------------------------------
Total from investment
  operations                      (2.46)         1.70          1.64          4.50(a)         .06          2.84
                               -------------------------------------------------------------------------------
Less distributions from:
Net investment income              (.07)         (.05)            -          (.12)          (.05)         (.07)
Realized capital gains            (1.35)        (2.00)        (1.74)         (.28)             -             -
                               -------------------------------------------------------------------------------
Total distributions               (1.42)        (2.05)        (1.74)         (.40)          (.05)         (.07)
                               -------------------------------------------------------------------------------
Net asset value at
  end of period                $  14.01      $  17.89      $  18.24      $  18.34       $  14.24      $  14.23
                               ===============================================================================
Total return (%)*                (14.53)         9.85          8.81         32.31            .48         24.81
Net assets at
  end of period (000)          $692,540      $676,490      $661,910      $601,624       $190,828      $137,441
Ratios to average
  net assets:**
  Expenses (%)(e)                  1.01(d)        .99           .99          1.00            .99           .88(c)
  Net investment
    income (%)                      .28(d)        .22           .12           .23            .47           .51
Portfolio turnover (%)               22            45            45            55             84(f)         41

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $557,508,000.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.91% of the Institutional
    Shares' average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                   (.01%)        (.00%)(+)     (.00%)(+)     (.00%)(+)      (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(f) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

46  | USAA SMALL CAP STOCK FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                           BEGINNING                ENDING               DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE          AUGUST 1, 2015 -
                                         AUGUST 1, 2015         JANUARY 31, 2016        JANUARY 31, 2016
                                         ---------------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00              $  854.30                 $5.45

Hypothetical
  (5% return before expenses)                1,000.00               1,019.25                  5.94

INSTITUTIONAL SHARES
Actual                                       1,000.00                 854.70                  4.66

Hypothetical
  (5% return before expenses)                1,000.00               1,020.11                  5.08

*Expenses are equal to the annualized expense ratio of 1.17% for Fund Shares and 1.00% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (14.57)% for Fund Shares and (14.53)% for Institutional Shares for the six-month period of August 1, 2015, through January 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        We know what it means to serve.(R)

   =============================================================================
   40053-0316                                (C)2016, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA SHORT-TERM BOND FUND]

===============================================================

       SEMIANNUAL REPORT
       USAA SHORT-TERM BOND FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       JANUARY 31, 2016

===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO MAKE          [PHOTO OF BROOKS ENGLEHARDT]
HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016.
In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Portfolio of Investments                                                  20

    Notes to Portfolio of Investments                                         44

    Financial Statements                                                      50

    Notes to Financial Statements                                             53

EXPENSE EXAMPLE                                                               69

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202728-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA SHORT-TERM BOND FUND (THE FUND) SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in a broad range of investment-grade debt securities that have a dollar-weighted average portfolio maturity of three years or less. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage-and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. Although the Fund will invest primarily in investment grade securities, the Fund also may invest up to 10% of its net assets in below investment-grade securities, which are sometimes referred to as high-yield or "junk" bonds. The Fund's 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company
    R. MATTHEW FREUND, CFA
    JULIANNE BASS, CFA
    BRIAN W. SMITH, CFA, CPA

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term interest rates fell during the reporting period ended January 31, 2016, pushed lower by economic uncertainty. China was at the epicenter of concern, as the country's slowing pace of growth threatened to hinder the broader global economy. Investors also worried about dropping oil and commodity prices, which are widely considered to be evidence of global economic weakness. In the United States, economic data was mixed during the reporting period, with slower-than-expected growth in the fourth quarter of 2015. Against this backdrop, the yield on the 10-year U.S. Treasury fell from 2.15% to 1.92%, while the 30-year U.S. Treasury yield dropped from 2.85% to 2.74%, during the reporting period. These lower yields tend to reflect changing expectations about the U.S. economy.

    Shorter-term interest rates, which are more correlated to action by the Federal Reserve (the Fed), rose during the reporting period in anticipation of an interest rate increase. In December 2015, the Fed lifted the target federal funds rate by 0.25% to a range between 0.25% and 0.50%, saying it intended to proceed gradually with interest rate increases based on the performance of the U.S. economy. In January 2016, the Fed chose not to raise interest rates amid increased uncertainty about financial and economic conditions.

    In this environment, the U.S. Treasury yield curve experienced a "bear flattening." In a bear flattening, short-term interest rates increase faster

================================================================================

2  | USAA SHORT-TERM BOND FUND

================================================================================

                        o 10-YEAR U.S. TREASURY YIELDS o

                     [CHART OF 10-YEAR U.S. TREASURY YIELDS]

DATE                                                                      YIELD
 7/31/2015                                                                 2.18%
  8/3/2015                                                                 2.15
  8/4/2015                                                                 2.22
  8/5/2015                                                                 2.27
  8/6/2015                                                                 2.22
  8/7/2015                                                                 2.16
 8/10/2015                                                                 2.23
 8/11/2015                                                                 2.14
 8/12/2015                                                                 2.15
 8/13/2015                                                                 2.19
 8/14/2015                                                                 2.20
 8/17/2015                                                                 2.17
 8/18/2015                                                                 2.19
 8/19/2015                                                                 2.13
 8/20/2015                                                                 2.07
 8/21/2015                                                                 2.04
 8/24/2015                                                                 2.00
 8/25/2015                                                                 2.07
 8/26/2015                                                                 2.18
 8/27/2015                                                                 2.18
 8/28/2015                                                                 2.18
 8/31/2015                                                                 2.22
  9/1/2015                                                                 2.15
  9/2/2015                                                                 2.18
  9/3/2015                                                                 2.16
  9/4/2015                                                                 2.12
  9/7/2015                                                                 2.12
  9/8/2015                                                                 2.18
  9/9/2015                                                                 2.20
 9/10/2015                                                                 2.22
 9/11/2015                                                                 2.19
 9/14/2015                                                                 2.18
 9/15/2015                                                                 2.29
 9/16/2015                                                                 2.29
 9/17/2015                                                                 2.19
 9/18/2015                                                                 2.13
 9/21/2015                                                                 2.20
 9/22/2015                                                                 2.13
 9/23/2015                                                                 2.15
 9/24/2015                                                                 2.13
 9/25/2015                                                                 2.16
 9/28/2015                                                                 2.09
 9/29/2015                                                                 2.05
 9/30/2015                                                                 2.04
 10/1/2015                                                                 2.04
 10/2/2015                                                                 1.99
 10/5/2015                                                                 2.06
 10/6/2015                                                                 2.03
 10/7/2015                                                                 2.07
 10/8/2015                                                                 2.10
 10/9/2015                                                                 2.09
10/12/2015                                                                 2.09
10/13/2015                                                                 2.04
10/14/2015                                                                 1.97
10/15/2015                                                                 2.02
10/16/2015                                                                 2.03
10/19/2015                                                                 2.02
10/20/2015                                                                 2.07
10/21/2015                                                                 2.02
10/22/2015                                                                 2.03
10/23/2015                                                                 2.09
10/26/2015                                                                 2.06
10/27/2015                                                                 2.04
10/28/2015                                                                 2.10
10/29/2015                                                                 2.17
10/30/2015                                                                 2.14
 11/2/2015                                                                 2.17
 11/3/2015                                                                 2.21
 11/4/2015                                                                 2.23
 11/5/2015                                                                 2.23
 11/6/2015                                                                 2.33
 11/9/2015                                                                 2.34
11/10/2015                                                                 2.34
11/11/2015                                                                 2.33
11/12/2015                                                                 2.31
11/13/2015                                                                 2.27
11/16/2015                                                                 2.27
11/17/2015                                                                 2.27
11/18/2015                                                                 2.27
11/19/2015                                                                 2.25
11/20/2015                                                                 2.26
11/23/2015                                                                 2.24
11/24/2015                                                                 2.24
11/25/2015                                                                 2.23
11/26/2015                                                                 2.23
11/27/2015                                                                 2.22
11/30/2015                                                                 2.21
 12/1/2015                                                                 2.14
 12/2/2015                                                                 2.18
 12/3/2015                                                                 2.31
 12/4/2015                                                                 2.27
 12/7/2015                                                                 2.23
 12/8/2015                                                                 2.22
 12/9/2015                                                                 2.22
12/10/2015                                                                 2.23
12/11/2015                                                                 2.13
12/14/2015                                                                 2.22
12/15/2015                                                                 2.27
12/16/2015                                                                 2.30
12/17/2015                                                                 2.22
12/18/2015                                                                 2.20
12/21/2015                                                                 2.19
12/22/2015                                                                 2.24
12/23/2015                                                                 2.25
12/24/2015                                                                 2.24
12/25/2015                                                                 2.24
12/28/2015                                                                 2.23
12/29/2015                                                                 2.31
12/30/2015                                                                 2.29
12/31/2015                                                                 2.27
  1/1/2016                                                                 2.27
  1/4/2016                                                                 2.24
  1/5/2016                                                                 2.24
  1/6/2016                                                                 2.17
  1/7/2016                                                                 2.15
  1/8/2016                                                                 2.12
 1/11/2016                                                                 2.18
 1/12/2016                                                                 2.10
 1/13/2016                                                                 2.09
 1/14/2016                                                                 2.09
 1/15/2016                                                                 2.03
 1/18/2016                                                                 2.03
 1/19/2016                                                                 2.06
 1/20/2016                                                                 1.98
 1/21/2016                                                                 2.03
 1/22/2016                                                                 2.05
 1/25/2016                                                                 2.00
 1/26/2016                                                                 1.99
 1/27/2016                                                                 2.00
 1/28/2016                                                                 1.98
 1/29/2016                                                                 1.92

                                   [END CHART]

                       Source: Bloomberg Finance L.P.

    than longer-term interest rates (though during the reporting period, longer-term interest rates actually trended down), thereby creating a flatter yield curve. This generally indicates that investor sentiment is becoming more "bearish."

    As longer-term interest rates fell, the prices of longer-maturity securities edged up (bond prices and yields move in opposite directions). Credit spreads widened across the credit spectrum, with single A, BBB, and below investment-grade "high-yield" spreads widening 19 basis points, 58 basis points, and 221 basis points, respectively. A basis point is 1/100th of a percent. Spreads (yield differentials versus U.S. Treasury securities of comparable maturity) are generally considered an indication of risk; the wider the spread, the greater the risk.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

                          o U.S. TREASURY YIELD CURVE o

                      [CHART OF U.S. TREASURY YIELD CURVE]

                          YIELD (MID CONVENTIONAL %)                   YIELD
                       ---------------------------------            (CHANGE IN
MATURITY               7/01/15                   1/31/16           BASIS POINTS)
1M                      0.008                     0.221                21.4
3M                      0.018                     0.313                29.5
6M                      0.114                     0.428                31.3
1Y                      0.273                     0.451                17.9
2Y                       0.69                     0.776                 8.5
3Y                      1.064                     0.968                -9.7
5Y                      1.706                     1.329               -37.7
7Y                      2.146                     1.668               -47.7
10Y                     2.423                     1.922               -50.1
30Y                     3.202                     2.744               -45.8

                                   [END CHART]

                         Source: Bloomberg Finance L.P.

o HOW DID THE USAA SHORT-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended January 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of -0.37%, -0.43%, and -0.48%, respectively. This compares to returns of 0.39% for the Barclays 1-3 Year Government/Credit Index*, 0.30% for

    Refer to page 10 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *As of December 1, 2015, the Barclays 1-3 Year Credit Index replaces the Barclays 1-3 Government/Credit Index as the Fund's broad-based securities market index as it more closely represents the securities held by the Fund.

================================================================================

4  | USAA SHORT-TERM BOND FUND

================================================================================

    the Barclays 1-3 Year Credit Index (the Index), and -0.17% for the Lipper Short Investment Grade Debt Funds Index. At the same time, the Fund Shares, Institutional Shares, and Adviser Shares provided a one-year dividend yield of 1.68%, 1.79%, and 1.45%, respectively, compared to 1.47% for the Lipper Short Investment Grade Debt Funds Average.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus on generating an attractive yield with an acceptable level of price volatility. During the reporting period, the Fund's 30-day SEC yield continued to trend up. In addition, we sought to manage the portfolio's sensitivity to interest rates by maintaining a neutral duration position relative to the Lipper peer group (duration is a measure of a portfolio's interest-rate sensitivity).

    The Fund was negatively affected by its allocations to and security selection among oil and gas exploration and production bonds as well as metals and mining bonds. Many of these securities were hindered by the continued drop in oil and commodity prices during the reporting period. Although we reduced some of these holdings, we believe that over the long-term the Fund's positions in these industries will generate attractive total returns. The Fund also was hampered by its overweight in corporate bonds, which underperformed as credit spreads widened. On the positive side, the Fund benefited from its investments in municipal bonds and commercial mortgage-backed securities.

    During the reporting period, we continued to seek relative values across the fixed-income market. Our team of analysts help us evaluate each potential investment, rather than on the basis of thematic trends. We seek ideas where our fundamental understanding of the credit risk is different than the market, building the Fund bond-by-bond through fundamental bottom-up analysis. Due to uncertain times, we continued

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

    to emphasize liquidity in the Fund. Our liquidity strategy helps to prevent the Fund from being a forced seller due to investment outflows.

    Our analysts continue to analyze and monitor every holding in the Fund. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

    Thank you for allowing us to help you with your investment needs.

    Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Mortgage-backed securities have prepayment, credit, interest rate, and extension risks. Generally, when interest rates decline, prepayments accelerate beyond the initial pricing assumptions and may cause the average life of the securities to shorten. Also the market value may decline when interest rates rise because prepayments decrease beyond the initial pricing assumptions and may cause the average life of the securities to extend.

================================================================================

6  | USAA SHORT-TERM BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA SHORT-TERM BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USSBX)

--------------------------------------------------------------------------------
                                       1/31/16                       7/31/15
--------------------------------------------------------------------------------
Net Assets                           $1.4 Billion                  $1.8 Billion
Net Asset Value Per Share              $9.04                          $9.15
Dollar-Weighted Average
  Portfolio Maturity(+)                2.2 Years                     2.3 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*         1 YEAR           5 YEARS               10 YEARS
      -0.37%                -0.09%            1.82%                  3.51%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                         5 YEARS                          10 YEARS
    0.01%                          1.84%                             3.51%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 1/31/16           EXPENSE RATIO AS OF 7/31/15***
--------------------------------------------------------------------------------
                2.15%                                      0.62%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED JANUARY 31, 2016

--------------------------------------------------------------------------------
                    TOTAL RETURN     =    DIVIDEND RETURN      +    PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS                3.51%        =        3.27%            +        0.24%
5 YEARS                 1.82%        =        2.14%            +       -0.32%
1 YEAR                 -0.09%        =        1.65%            +       -1.74%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR ONE-YEAR PERIODS ENDED JANUARY 31, 2007 - JANUARY 31, 2016

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                                                                  CHANGE IN SHARE
                       TOTAL RETURN         DIVIDEND RETURN            PRICE
1/31/2007                  4.68%                  4.45%                0.23%
1/31/2008                  6.28%                  4.81%                1.47%
1/31/2009                 -2.39%                  4.51%               -6.90%
1/31/2010                 14.35%                  5.14%                9.21%
1/31/2011                  3.87%                  3.21%                0.66%
1/31/2012                  2.79%                  2.90%               -0.11%
1/31/2013                  3.57%                  2.47%                1.10%
1/31/2014                  1.44%                  1.98%               -0.54%
1/31/2015                  1.43%                  1.71%               -0.28%
1/31/2016                 -0.09%                  1.65%               -1.74%

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                     BARCLAYS
                       BARCLAYS                                      1-3 YEAR               LIPPER SHORT
                       1-3 YEAR           USAA SHORT-TERM           GOVERNMENT/           INVESTMENT GRADE
                     CREDIT INDEX*        BOND FUND SHARES         CREDIT INDEX             FUNDS INDEX
 1/31/2006            $10,000.00             $10,000.00             $10,000.00               $10,000.00
 2/28/2006             10,016.09              10,021.84              10,011.80                10,021.76
 3/31/2006             10,028.16              10,037.21              10,023.93                10,029.61
 4/30/2006             10,064.93              10,071.62              10,057.75                10,061.16
 5/31/2006             10,079.25              10,085.11              10,071.68                10,076.89
 6/30/2006             10,100.30              10,112.45              10,091.35                10,092.46
 7/31/2006             10,184.31              10,192.92              10,169.30                10,168.16
 8/31/2006             10,267.02              10,264.38              10,245.23                10,242.18
 9/30/2006             10,326.90              10,327.07              10,300.00                10,297.95
10/31/2006             10,373.40              10,374.73              10,343.39                10,344.29
11/30/2006             10,437.49              10,450.01              10,400.07                10,405.31
12/31/2006             10,445.26              10,442.41              10,405.07                10,412.47
 1/31/2007             10,472.39              10,467.97              10,429.10                10,439.19
 2/28/2007             10,568.10              10,577.02              10,513.86                10,525.03
 3/31/2007             10,608.61              10,604.52              10,554.81                10,562.85
 4/30/2007             10,650.53              10,644.54              10,593.62                10,604.03
 5/31/2007             10,634.53              10,625.26              10,585.43                10,589.99
 6/30/2007             10,678.88              10,656.16              10,629.99                10,618.50
 7/31/2007             10,745.31              10,708.96              10,713.05                10,682.16
 8/31/2007             10,790.59              10,766.93              10,800.36                10,695.24
 9/30/2007             10,875.36              10,841.41              10,880.22                10,785.40
10/31/2007             10,936.45              10,884.13              10,929.46                10,810.05
11/30/2007             11,041.99              11,016.56              11,083.98                10,908.80
12/31/2007             11,067.72              11,045.15              11,116.20                10,912.02
 1/31/2008             11,272.24              11,125.46              11,309.75                11,046.65
 2/29/2008             11,357.10              11,120.91              11,410.78                11,066.14
 3/31/2008             11,295.54              11,107.77              11,419.29                10,928.68
 4/30/2008             11,281.79              11,099.97              11,353.89                10,928.13
 5/31/2008             11,281.51              11,156.06              11,325.71                10,920.73
 6/30/2008             11,283.94              11,159.40              11,346.44                10,899.67
 7/31/2008             11,291.61              11,165.05              11,378.98                10,830.47
 8/31/2008             11,356.26              11,184.83              11,432.05                10,868.24
 9/30/2008             10,925.22              11,075.67              11,364.10                10,629.31
10/31/2008             10,772.07              10,790.07              11,388.45                10,422.94
11/30/2008             10,902.40              10,739.48              11,524.78                10,256.18
12/31/2008             11,101.31              10,761.97              11,668.99                10,408.94
 1/31/2009             11,305.18              10,861.41              11,700.47                10,512.50
 2/28/2009             11,213.58              10,922.85              11,680.26                10,539.03
 3/31/2009             11,245.39              11,072.22              11,735.35                10,530.38
 4/30/2009             11,498.57              11,239.22              11,801.81                10,663.86
 5/31/2009             11,731.54              11,509.78              11,882.53                10,848.31
 6/30/2009             11,862.15              11,638.87              11,902.74                10,931.56
 7/31/2009             12,017.27              11,850.04              11,959.31                11,075.22
 8/31/2009             12,138.15              11,989.03              12,022.91                11,206.16
 9/30/2009             12,227.97              12,116.41              12,068.96                11,304.90
10/31/2009             12,304.13              12,209.73              12,107.45                11,430.53
11/30/2009             12,410.51              12,311.11              12,185.72                11,459.51
12/31/2009             12,387.96              12,273.99              12,115.32                11,476.88
 1/31/2010             12,500.70              12,418.45              12,208.48                11,592.86
 2/28/2010             12,535.69              12,456.84              12,236.24                11,620.70
 3/31/2010             12,570.12              12,479.02              12,222.95                11,656.89
 4/30/2010             12,624.30              12,558.21              12,259.74                11,752.74
 5/31/2010             12,586.59              12,575.77              12,290.05                11,734.49
 6/30/2010             12,654.98              12,649.42              12,351.52                11,803.13
 7/31/2010             12,770.25              12,739.17              12,402.56                11,893.17
 8/31/2010             12,819.46              12,798.71              12,431.17                11,959.90
 9/30/2010             12,885.99              12,845.31              12,462.97                12,000.36
10/31/2010             12,939.97              12,890.30              12,498.49                12,051.73
11/30/2010             12,907.32              12,879.59              12,471.58                12,015.41
12/31/2010             12,902.55              12,856.96              12,454.57                11,998.86
 1/31/2011             12,950.36              12,899.18              12,481.05                12,030.69
 2/28/2011             12,973.65              12,916.77              12,478.81                12,062.36
 3/31/2011             12,976.93              12,920.20              12,477.01                12,065.61
 4/30/2011             13,065.25              13,008.57              12,538.47                12,139.35
 5/31/2011             13,117.92              13,051.22              12,584.20                12,190.52
 6/30/2011             13,114.93              13,055.00              12,585.90                12,172.92
 7/31/2011             13,169.19              13,101.22              12,623.76                12,233.73
 8/31/2011             13,135.04              13,090.14              12,647.05                12,171.77
 9/30/2011             13,081.62              13,081.04              12,621.85                12,151.92
10/31/2011             13,159.18              13,138.22              12,649.50                12,183.13
11/30/2011             13,099.68              13,141.12              12,640.67                12,141.26
12/31/2011             13,128.59              13,173.71              12,653.01                12,183.34
 1/31/2012             13,256.30              13,259.44              12,697.88                12,291.02
 2/29/2012             13,310.75              13,305.23              12,697.57                12,335.95
 3/31/2012             13,335.17              13,321.82              12,698.74                12,357.45
 4/30/2012             13,359.97              13,379.59              12,724.26                12,401.26
 5/31/2012             13,337.79              13,378.14              12,722.03                12,396.55
 6/30/2012             13,373.16              13,421.98              12,726.92                12,427.97
 7/31/2012             13,461.39              13,522.25              12,769.46                12,513.54
 8/31/2012             13,508.07              13,566.22              12,780.94                12,555.75
 9/30/2012             13,554.85              13,619.11              12,792.96                12,607.43
10/31/2012             13,587.23              13,674.52              12,795.40                12,633.71
11/30/2012             13,593.87              13,701.38              12,805.40                12,652.06
12/31/2012             13,612.77              13,710.96              12,812.74                12,665.77
 1/31/2013             13,631.67              13,733.37              12,818.37                12,677.32
 2/28/2013             13,657.77              13,774.09              12,832.62                12,704.94
 3/31/2013             13,669.93              13,812.94              12,837.84                12,717.58
 4/30/2013             13,708.01              13,867.12              12,856.76                12,757.69
 5/31/2013             13,692.48              13,800.14              12,839.32                12,713.33
 6/30/2013             13,645.79              13,688.54              12,821.78                12,618.80
 7/31/2013             13,698.66              13,739.87              12,849.21                12,658.85
 8/31/2013             13,692.67              13,717.63              12,838.26                12,638.49
 9/30/2013             13,744.13              13,783.56              12,872.72                12,693.89
10/31/2013             13,791.00              13,850.46              12,894.31                12,743.87
11/30/2013             13,824.22              13,874.14              12,911.85                12,768.45
12/31/2013             13,810.28              13,850.33              12,895.26                12,752.16
 1/31/2014             13,848.07              13,931.47              12,920.25                12,795.72
 2/28/2014             13,881.01              13,967.77              12,937.16                12,830.90
 3/31/2014             13,875.30              13,959.22              12,925.15                12,817.38
 4/30/2014             13,906.92              14,010.69              12,946.10                12,852.79
 5/31/2014             13,947.06              14,059.74              12,973.53                12,891.11
 6/30/2014             13,941.07              14,064.67              12,967.47                12,899.15
 7/31/2014             13,937.80              14,053.46              12,958.86                12,881.64
 8/31/2014             13,967.08              14,087.89              12,982.36                12,899.60
 9/30/2014             13,947.62              14,061.12              12,972.15                12,885.77
10/31/2014             13,985.61              14,095.96              13,008.95                12,910.07
11/30/2014             14,006.38              14,115.51              13,028.09                12,922.68
12/31/2014             13,964.28              14,079.98              12,994.38                12,878.89
 1/31/2015             14,036.88              14,130.49              13,062.23                12,933.26
 2/28/2015             14,033.51              14,134.50              13,040.75                12,943.23
 3/31/2015             14,062.52              14,169.19              13,070.52                12,969.63
 4/30/2015             14,086.84              14,173.36              13,081.47                12,987.94
 5/31/2015             14,101.16              14,193.72              13,092.22                12,999.09
 6/30/2015             14,078.61              14,167.80              13,088.17                12,978.88
 7/31/2015             14,087.59              14,170.28              13,096.04                12,986.25
 8/31/2015             14,070.00              14,143.38              13,087.54                12,964.39
 9/30/2015             14,112.38              14,162.87              13,126.57                12,973.63
10/31/2015             14,125.76              14,166.64              13,122.21                12,988.05
11/30/2015             14,111.82              14,139.74              13,096.36                12,973.47
12/31/2015             14,083.47              14,081.47              13,079.35                12,935.95
 1/31/2016             14,129.69              14,117.85              13,147.41                12,964.69

                                   [END CHART]

                       Data from 1/31/06 through 1/31/16.

                       See next page for benchmark definitions.

*As of December 1, 2015, the Barclays 1-3 Year Credit Index replaced the Barclays 1-3 Government/Credit Index as the Fund's broad-based securities market index as it more closely represents the securities held in the Fund.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Shares to the following benchmarks:

o The unmanaged broad-based Barclays 1-3 Year Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years.

o The unmanaged broad-based Barclays 1-3 Year Government/Credit Index is made up of government, agency, corporate, and noncorporate bonds with maturities longer than one year and shorter than three years.

o The unmanaged Lipper Short Investment Grade Debt Funds Index tracks the total return performance of the 30 largest funds in the Lipper Short Investment Grade Debt Funds category.

================================================================================

10  | USAA SHORT-TERM BOND FUND

================================================================================

                      o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                                  LIPPER SHORT
                                USAA SHORT-TERM                 INVESTMENT GRADE
                                   BOND FUND                       DEBT FUNDS
                                    SHARES                          AVERAGE
1/31/2007                             4.35%                           4.13%
1/31/2008                             4.60                            4.44
1/31/2009                             4.92                            4.56
1/31/2010                             4.45                            2.97
1/31/2011                             3.14                            2.27
1/31/2012                             2.86                            1.96
1/31/2013                             2.40                            1.67
1/31/2014                             1.97                            1.29
1/31/2015                             1.70                            1.33
1/31/2016                             1.68                            1.47

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 1/31/07 through 1/31/16.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA SHORT-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UISBX)

--------------------------------------------------------------------------------
                                            1/31/16                 7/31/15
--------------------------------------------------------------------------------
Net Assets                               $2.6 Billion            $2.2 Billion
Net Asset Value Per Share                   $9.03                   $9.15

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*       1 YEAR        5 YEARS        SINCE INCEPTION 8/01/08
       -0.43%             -0.10%         1.95%                 3.35%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                    5 YEARS                  SINCE INCEPTION 8/01/08
    0.23%                     1.99%                            3.37%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 1/31/16             EXPENSE RATIO AS OF 7/31/15***
--------------------------------------------------------------------------------
                2.24%                                      0.50%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

12  | USAA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                              BARCLAYS
                       USAA SHORT-TERM            BARCLAYS           LIPPER SHORT             1-3 YEAR
                         BOND FUND                1-3 YEAR            INVESTMENT             GOVERNMENT/
                       INSTITUTIONAL               CREDIT             GRADE FUNDS              CREDIT
                           SHARES                  INDEX*                INDEX                  INDEX
 7/31/2008               $10,000.00              $10,000.00            $10,000.00            $10,000.00
 8/31/2008                10,016.15               10,057.26             10,034.87             10,046.64
 9/30/2008                 9,920.78                9,675.52              9,814.26              9,986.92
10/31/2008                 9,667.70                9,539.88              9,623.72             10,008.32
11/30/2008                 9,624.67                9,655.31              9,469.75             10,128.13
12/31/2008                 9,647.65                9,831.47              9,610.79             10,254.86
 1/31/2009                 9,739.52               10,012.02              9,706.41             10,282.52
 2/28/2009                 9,797.00                9,930.90              9,730.91             10,264.77
 3/31/2009                 9,933.58                9,959.07              9,722.92             10,313.18
 4/30/2009                10,085.90               10,183.29              9,846.16             10,371.59
 5/31/2009                10,331.34               10,389.60             10,016.47             10,442.52
 6/30/2009                10,449.65               10,505.27             10,093.33             10,460.28
 7/31/2009                10,642.83               10,642.65             10,225.98             10,510.00
 8/31/2009                10,769.72               10,749.71             10,346.88             10,565.89
 9/30/2009                10,886.42               10,829.25             10,438.05             10,606.36
10/31/2009                10,972.54               10,896.70             10,554.05             10,640.19
11/30/2009                11,065.83               10,990.91             10,580.81             10,708.97
12/31/2009                11,033.88               10,970.94             10,596.84             10,647.10
 1/31/2010                11,165.85               11,070.79             10,703.93             10,728.97
 2/28/2010                11,202.39               11,101.78             10,729.64             10,753.37
 3/31/2010                11,224.49               11,132.27             10,763.05             10,741.68
 4/30/2010                11,297.84               11,180.24             10,851.55             10,774.02
 5/31/2010                11,315.70               11,146.85             10,834.70             10,800.66
 6/30/2010                11,384.53               11,207.42             10,898.07             10,854.67
 7/31/2010                11,468.19               11,309.50             10,981.22             10,899.53
 8/31/2010                11,523.95               11,353.09             11,042.82             10,924.67
 9/30/2010                11,568.04               11,412.00             11,080.18             10,952.62
10/31/2010                11,610.74               11,459.81             11,127.61             10,983.83
11/30/2010                11,603.20               11,430.89             11,094.07             10,960.19
12/31/2010                11,585.16               11,426.67             11,078.79             10,945.24
 1/31/2011                11,625.70               11,469.01             11,108.19             10,968.51
 2/28/2011                11,643.82               11,489.64             11,137.42             10,966.54
 3/31/2011                11,649.41               11,492.54             11,140.42             10,964.96
 4/30/2011                11,731.38               11,570.76             11,208.51             11,018.97
 5/31/2011                11,772.03               11,617.41             11,255.76             11,059.16
 6/30/2011                11,777.76               11,614.76             11,239.51             11,060.66
 7/31/2011                11,821.76               11,662.82             11,295.66             11,093.93
 8/31/2011                11,814.16               11,632.57             11,238.45             11,114.39
 9/30/2011                11,807.49               11,585.26             11,220.12             11,092.25
10/31/2011                11,860.50               11,653.95             11,248.94             11,116.54
11/30/2011                11,864.57               11,601.25             11,210.28             11,108.79
12/31/2011                11,895.71               11,626.86             11,249.13             11,119.63
 1/31/2012                11,974.68               11,739.96             11,348.55             11,159.07
 2/29/2012                12,017.53               11,788.18             11,390.04             11,158.79
 3/31/2012                12,034.17               11,809.81             11,409.89             11,159.82
 4/30/2012                12,087.64               11,831.77             11,450.34             11,182.25
 5/31/2012                12,087.70               11,812.13             11,445.99             11,180.28
 6/30/2012                12,128.70               11,843.45             11,475.00             11,184.58
 7/31/2012                12,220.10               11,921.58             11,554.01             11,221.96
 8/31/2012                12,261.40               11,962.93             11,592.99             11,232.06
 9/30/2012                12,310.61               12,004.36             11,640.70             11,242.62
10/31/2012                12,349.14               12,033.03             11,664.96             11,244.77
11/30/2012                12,389.34               12,038.91             11,681.91             11,253.55
12/31/2012                12,399.89               12,055.65             11,694.57             11,260.00
 1/31/2013                12,408.73               12,072.39             11,705.23             11,264.95
 2/28/2013                12,460.39               12,095.50             11,730.74             11,277.48
 3/31/2013                12,483.69               12,106.28             11,742.41             11,282.06
 4/30/2013                12,534.21               12,140.00             11,779.44             11,298.69
 5/31/2013                12,488.56               12,126.24             11,738.49             11,283.37
 6/30/2013                12,389.25               12,084.90             11,651.21             11,267.94
 7/31/2013                12,423.80               12,131.71             11,688.18             11,292.06
 8/31/2013                12,418.70               12,126.41             11,669.38             11,282.43
 9/30/2013                12,479.88               12,171.98             11,720.54             11,312.71
10/31/2013                12,528.45               12,213.50             11,766.68             11,331.68
11/30/2013                12,565.08               12,242.91             11,789.38             11,347.10
12/31/2013                12,545.25               12,230.56             11,774.34             11,332.52
 1/31/2014                12,620.28               12,264.04             11,814.56             11,354.49
 2/28/2014                12,654.49               12,293.21             11,847.04             11,369.35
 3/31/2014                12,648.23               12,288.15             11,834.56             11,358.79
 4/30/2014                12,696.28               12,316.16             11,867.25             11,377.20
 5/31/2014                12,728.35               12,351.70             11,902.63             11,401.31
 6/30/2014                12,747.90               12,346.40             11,910.06             11,395.98
 7/31/2014                12,738.78               12,343.50             11,893.89             11,388.41
 8/31/2014                12,771.43               12,369.43             11,910.47             11,409.07
 9/30/2014                12,748.54               12,352.20             11,897.70             11,400.09
10/31/2014                12,781.53               12,385.84             11,920.14             11,432.43
11/30/2014                12,786.48               12,404.24             11,931.79             11,449.25
12/31/2014                12,755.39               12,366.95             11,891.35             11,419.63
 1/31/2015                12,816.54               12,431.25             11,941.55             11,479.25
 2/28/2015                12,821.19               12,428.26             11,950.75             11,460.38
 3/31/2015                12,853.75               12,453.95             11,975.13             11,486.54
 4/30/2015                12,858.47               12,475.49             11,992.04             11,496.17
 5/31/2015                12,877.92               12,488.17             12,002.33             11,505.61
 6/30/2015                12,855.39               12,468.20             11,983.67             11,502.06
 7/31/2015                12,859.16               12,476.16             11,990.48             11,508.97
 8/31/2015                12,835.94               12,460.58             11,970.29             11,501.50
 9/30/2015                12,854.78               12,498.12             11,978.83             11,535.79
10/31/2015                12,845.32               12,509.96             11,992.14             11,531.96
11/30/2015                12,836.18               12,497.62             11,978.67             11,509.25
12/31/2015                12,784.45               12,472.51             11,944.03             11,494.30
 1/31/2016                12,804.35               12,513.44             11,970.57             11,554.11

                                   [END CHART]

                       Data from 7/31/08 through 1/31/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*As of December 1, 2015, the Barclays 1-3 Year Credit Index replaced the Barclays 1-3 Government/Credit Index as the Fund's broad-based securities market index as it more closely represents the securities held in the Fund.

**The performance of the Barclays 1-3 Year Credit Index, Lipper Short Investment Grade Debt Funds Index, and the Barclays 1-3 Year Government/Credit Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                  USAA SHORT-TERM                   LIPPER SHORT
                                     BOND FUND                    INVESTMENT GRADE
                                   INSTITUTIONAL                     FUNDS INDEX
                                      SHARES                           AVERAGE
1/31/2010                              4.71%                            2.97%
1/31/2011                              3.38                             2.27
1/31/2012                              3.07                             1.96
1/31/2013                              2.56                             1.67
1/31/2014                              2.12                             1.29
1/31/2015                              1.82                             1.33
1/31/2016                              1.79                             1.47

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 1/31/10 through 1/31/16.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

14  | USAA SHORT-TERM BOND FUND

================================================================================

USAA SHORT-TERM BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UASBX)

--------------------------------------------------------------------------------
                                            1/31/16                7/31/15
--------------------------------------------------------------------------------
Net Assets                               $16.4 Million         $13.3 Million
Net Asset Value Per Share                    $9.04                 $9.15

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*        1 YEAR        5 YEAR        SINCE INCEPTION 8/01/10
       -0.48%              -0.32%         1.55%                1.63%

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                     5 YEARS                  SINCE INCEPTION 8/01/10
   -0.22%                      1.59%                            1.62%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 1/31/16           EXPENSE RATIO AS OF 7/31/15 ***
--------------------------------------------------------------------------------
              1.90%                                        0.85%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                                  BARCLAYS
                           BARCLAYS             USAA SHORT-TERM           LIPPER SHORT            1-3 YEAR
                           1-3 YEAR                BOND FUND               INVESTMENT            GOVERNMENT/
                            CREDIT                  ADVISER               GRADE FUNDS              CREDIT
                            INDEX*                   SHARES                  INDEX                 INDEX
 7/31/2010                $10,000.00               $10,000.00              $10,000.00            $10,000.00
 8/31/2010                 10,038.54                10,043.84               10,056.10             10,023.07
 9/30/2010                 10,090.63                10,078.03               10,090.12             10,048.70
10/31/2010                 10,132.90                10,121.71               10,133.32             10,077.34
11/30/2010                 10,107.33                10,099.91               10,102.77             10,055.65
12/31/2010                 10,103.60                10,079.47               10,088.86             10,041.93
 1/31/2011                 10,141.04                10,121.33               10,115.63             10,063.28
 2/28/2011                 10,159.28                10,122.02               10,142.25             10,061.48
 3/31/2011                 10,161.84                10,133.37               10,144.98             10,060.02
 4/30/2011                 10,231.00                10,189.21               10,206.99             10,109.58
 5/31/2011                 10,272.25                10,231.41               10,250.01             10,146.45
 6/30/2011                 10,269.91                10,221.09               10,235.21             10,147.82
 7/31/2011                 10,312.40                10,255.10               10,286.34             10,178.35
 8/31/2011                 10,285.66                10,244.10               10,234.25             10,197.13
 9/30/2011                 10,243.83                10,234.67               10,217.56             10,176.81
10/31/2011                 10,304.56                10,277.32               10,243.80             10,199.10
11/30/2011                 10,257.97                10,277.40               10,208.59             10,191.98
12/31/2011                 10,280.60                10,300.58               10,243.98             10,201.93
 1/31/2012                 10,380.61                10,365.62               10,334.52             10,238.11
 2/29/2012                 10,423.25                10,399.25               10,372.29             10,237.86
 3/31/2012                 10,442.37                10,409.85               10,390.37             10,238.80
 4/30/2012                 10,461.79                10,452.76               10,427.21             10,259.38
 5/31/2012                 10,444.42                10,449.18               10,423.25             10,257.58
 6/30/2012                 10,472.12                10,480.97               10,449.67             10,261.52
 7/31/2012                 10,541.21                10,556.68               10,521.62             10,295.82
 8/31/2012                 10,577.77                10,588.18               10,557.11             10,305.08
 9/30/2012                 10,614.40                10,627.20               10,600.56             10,314.77
10/31/2012                 10,639.75                10,656.49               10,622.65             10,316.74
11/30/2012                 10,644.95                10,686.78               10,638.09             10,324.80
12/31/2012                 10,659.75                10,692.26               10,649.62             10,330.72
 1/31/2013                 10,674.55                10,696.32               10,659.32             10,335.26
 2/28/2013                 10,694.99                10,737.32               10,682.55             10,346.75
 3/31/2013                 10,704.52                10,753.48               10,693.18             10,350.96
 4/30/2013                 10,734.34                10,804.75               10,726.90             10,366.22
 5/31/2013                 10,722.17                10,750.05               10,689.60             10,352.16
 6/30/2013                 10,685.61                10,661.01               10,610.13             10,338.01
 7/31/2013                 10,727.01                10,698.83               10,643.80             10,360.13
 8/31/2013                 10,722.32                10,678.99               10,626.67             10,351.30
 9/30/2013                 10,762.62                10,727.93               10,673.26             10,379.08
10/31/2013                 10,799.32                10,777.68               10,715.28             10,396.49
11/30/2013                 10,825.33                10,793.63               10,735.95             10,410.63
12/31/2013                 10,814.41                10,772.78               10,722.25             10,397.26
 1/31/2014                 10,844.01                10,833.67               10,758.88             10,417.41
 2/28/2014                 10,869.80                10,860.85               10,788.46             10,431.04
 3/31/2014                 10,865.33                10,853.51               10,777.09             10,421.35
 4/30/2014                 10,890.10                10,892.83               10,806.86             10,438.24
 5/31/2014                 10,921.53                10,930.19               10,839.08             10,460.37
 6/30/2014                 10,916.84                10,931.61               10,845.85             10,455.48
 7/31/2014                 10,914.27                10,920.23               10,831.12             10,448.53
 8/31/2014                 10,937.21                10,944.56               10,846.22             10,467.48
 9/30/2014                 10,921.97                10,921.61               10,834.59             10,459.25
10/31/2014                 10,951.71                10,946.49               10,855.03             10,488.92
11/30/2014                 10,967.98                10,959.41               10,865.63             10,504.35
12/31/2014                 10,935.01                10,929.46               10,828.81             10,477.17
 1/31/2015                 10,991.86                10,966.55               10,874.52             10,531.88
 2/28/2015                 10,989.22                10,968.08               10,882.90             10,514.56
 3/31/2015                 11,011.94                10,993.22               10,905.10             10,538.57
 4/30/2015                 11,030.98                10,994.56               10,920.50             10,547.40
 5/31/2015                 11,042.19                11,008.43               10,929.88             10,556.06
 6/30/2015                 11,024.54                10,985.56               10,912.88             10,552.80
 7/31/2015                 11,031.57                10,985.01               10,919.08             10,559.14
 8/31/2015                 11,017.80                10,961.71               10,900.70             10,552.28
 9/30/2015                 11,050.99                10,974.47               10,908.47             10,583.75
10/31/2015                 11,061.46                10,975.57               10,920.60             10,580.24
11/30/2015                 11,050.55                10,952.93               10,908.33             10,559.40
12/31/2015                 11,028.35                10,905.88               10,876.78             10,545.68
 1/31/2016                 11,064.54                10,931.74               10,900.95             10,600.56

                                   [END CHART]

                       Data from 7/31/10 through 1/31/16.**

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund Adviser Shares to the Fund's benchmarks listed above (see page 10 for benchmark definitions).

*As of December 1, 2015, the Barclays 1-3 Year Credit Index replaced the Barclays 1-3 Government/Credit Index as the Fund's broad-based securities market index as it more closely represents the securities held in the Fund.

**The performance of the Barclays 1-3 Year Credit Index, Lipper Short Investment Grade Debt Funds Index, and the Barclays 1-3 Year Government/Credit Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Short Investment Grade Debt Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

16  | USAA SHORT-TERM BOND FUND

================================================================================

                      o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                             USAA SHORT-TERM                    LIPPER SHORT
                                BOND FUND                    INVESTMENT GRADE
                                 ADVISER                        FUNDS INDEX
                                 SHARES                           AVERAGE
1/31/2012                         2.60%                            1.96%
1/31/2013                         2.14                             1.67
1/31/2014                         1.71                             1.29
1/31/2015                         1.50                             1.33
1/31/2016                         1.45                             1.47

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The net asset value is adjusted for a portion of the capital gains distributed during the previous nine months. The graph represents data for periods ending 1/31/12 through 1/31/16.

The Lipper Short Investment Grade Debt Funds Average is the average performance level of all short-term investment-grade debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                       o PORTFOLIO RATINGS MIX - 1/31/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        21.0%
AA                                                                         10.3%
A                                                                          21.1%
BBB                                                                        41.5%
BELOW INVESTMENT-GRADE                                                      4.8%
UNRATED                                                                     1.3%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 20-43.

================================================================================

18  | USAA SHORT-TERM BOND FUND

================================================================================

                         o ASSET ALLOCATION - 1/31/16 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      43.3%
EURODOLLAR AND YANKEE OBLIGATIONS                                          15.0%
ASSET-BACKED SECURITIES                                                     9.9%
U.S. TREASURY SECURITIES                                                    8.5%
MONEY MARKET INSTRUMENTS                                                    8.1%
COMMERCIAL MORTGAGE SECURITIES                                              6.2%
MUNICIPAL BONDS                                                             5.7%
U.S. GOVERNMENT AGENCY ISSUES                                               2.0%
EXCHANGE-TRADED FUNDS*                                                      0.9%
PREFERRED STOCKS                                                            0.1%
COLLATERALIZED MORTGAGE OBLIGATIONS                                         0.1%

                                   [END CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              CORPORATE OBLIGATIONS (43.3%)

              CONSUMER DISCRETIONARY (3.1%)
              -----------------------------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.0%)
$       584   PVH Corp.(a)                                                  3.25%       2/13/2020      $      588
                                                                                                       ----------
              AUTOMOBILE MANUFACTURERS (0.5%)
      5,000   Ford Motor Credit Co., LLC                                    1.70        5/09/2016           5,008
     10,000   Ford Motor Credit Co., LLC                                    1.68        9/08/2017           9,898
      5,000   Ford Motor Credit Co., LLC                                    2.38        1/16/2018           4,995
                                                                                                       ----------
                                                                                                           19,901
                                                                                                       ----------
              CABLE & SATELLITE (0.9%)
     18,000   CCO Safari II, LLC(b)                                         3.58        7/23/2020          18,116
      1,850   CSC Holdings, LLC(a)                                          2.18        4/17/2018           1,843
     15,000   NBCUniversal Enterprise(b)                                    1.31(c)     4/15/2018          14,988
                                                                                                       ----------
                                                                                                           34,947
                                                                                                       ----------
              CASINOS & GAMING (0.3%)
      9,849   Las Vegas Sands Corp.(a)                                      3.25       12/19/2020           9,809
                                                                                                       ----------
              CATALOG RETAIL (0.1%)
      3,000   QVC, Inc.                                                     3.13        4/01/2019           2,977
                                                                                                       ----------
              COMPUTER & ELECTRONICS RETAIL (0.1%)
      2,816   Best Buy Co., Inc.                                            3.75        3/15/2016           2,821
                                                                                                       ----------
              GENERAL MERCHANDISE STORES (0.0%)
      1,384   Dollar Tree, Inc.(a)                                          3.50        7/06/2022           1,382
                                                                                                       ----------
              HOME FURNISHINGS (0.0%)
        493   Tempur Sealy International, Inc.(a)                           3.50        3/18/2020             492
                                                                                                       ----------
              HOTELS, RESORTS & CRUISE LINES (0.1%)
      5,450   Carnival Corp.                                                1.20        2/05/2016           5,450
                                                                                                       ----------
              HOUSEHOLD APPLIANCES (0.2%)
      7,000   Whirlpool Corp.                                               1.35        3/01/2017           6,978
                                                                                                       ----------
              MOVIES & ENTERTAINMENT (0.1%)
      4,788   Regal Cinemas Corp.(a)                                        3.80        4/01/2022           4,790
                                                                                                       ----------
              RESTAURANTS (0.3%)
     12,868   ARAMARK Services, Inc.(a)                                     3.25        9/07/2019          12,848
                                                                                                       ----------

================================================================================

20  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              SPECIALTY STORES (0.5%)
$     1,985   PetSmart, Inc.(a)                                             4.25%       3/11/2022      $    1,927
     10,000   Staples, Inc.                                                 2.75        1/12/2018           9,971
      7,000   Staples, Inc.(a),(d)                                          3.50        4/07/2021           6,961
                                                                                                       ----------
                                                                                                           18,859
                                                                                                       ----------
              Total Consumer Discretionary                                                                121,842
                                                                                                       ----------
              CONSUMER STAPLES (2.6%)
              -----------------------
              AGRICULTURAL PRODUCTS (0.1%)
      5,000   Cargill, Inc.(b)                                              1.90        3/01/2017           5,036
                                                                                                       ----------
              DRUG RETAIL (0.9%)
     20,000   CVS Health Corp.                                              1.90        7/20/2018          20,094
      7,000   Walgreens Boots Alliance, Inc.                                1.75       11/17/2017           6,985
      8,000   Walgreens Boots Alliance, Inc.                                2.70       11/18/2019           8,074
                                                                                                       ----------
                                                                                                           35,153
                                                                                                       ----------
              HOUSEHOLD PRODUCTS (0.3%)
     10,000   Church & Dwight Co., Inc.                                     2.45       12/15/2019          10,093
                                                                                                       ----------
              PACKAGED FOODS & MEAT (0.9%)
      7,000   JM Smucker Co.                                                1.75        3/15/2018           7,007
      5,000   JM Smucker Co.                                                2.50        3/15/2020           5,031
      5,000   Kraft Foods Group, Inc.                                       2.25        6/05/2017           5,045
     15,000   Kraft Heinz Foods Co.(b)                                      2.00        7/02/2018          14,996
      5,000   Mead Johnson Nutrition Co.                                    3.00       11/15/2020           5,081
                                                                                                       ----------
                                                                                                           37,160
                                                                                                       ----------
              SOFT DRINKS (0.0%)
      1,000   Coca-Cola Co.                                                 1.80        9/01/2016           1,006
                                                                                                       ----------
              TOBACCO (0.4%)
      5,000   Reynolds American, Inc.                                       2.30        8/21/2017           5,053
     10,000   Reynolds American, Inc.                                       2.30        6/12/2018          10,102
                                                                                                       ----------
                                                                                                           15,155
                                                                                                       ----------
              Total Consumer Staples                                                                      103,603
                                                                                                       ----------
              ENERGY (6.7%)
              -------------
              INTEGRATED OIL & GAS (0.4%)
     15,000   ConocoPhillips Co.                                            1.50        5/15/2018          14,377
                                                                                                       ----------
              OIL & GAS DRILLING (0.4%)
      5,000   Nabors Industries, Inc.                                       2.35        9/15/2016           4,932
      4,000   Noble Holding International Ltd.                              2.50        3/15/2017           3,521
      5,000   Noble Holding International Ltd.                              4.00        3/16/2018           3,990
      5,000   Transocean, Inc.                                              5.80       12/15/2016           4,869
                                                                                                       ----------
                                                                                                           17,312
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              OIL & GAS EQUIPMENT & SERVICES (1.0%)
$    20,000   Schlumberger Holdings Corp.(b)                                1.90%      12/21/2017      $   19,939
     11,593   Weatherford International Ltd.                                5.50        2/15/2016          11,612
      5,000   Weatherford International Ltd.                                6.00        3/15/2018           4,125
      3,215   Weatherford International Ltd.                                5.13        9/15/2020           2,307
                                                                                                       ----------
                                                                                                           37,983
                                                                                                       ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.7%)
     15,000   EQT Corp.                                                     6.50        4/01/2018          15,696
      3,400   Murphy Oil Corp.                                              2.50       12/01/2017           2,857
      7,000   Southwestern Energy Co.                                       3.30        1/23/2018           5,546
      6,950   Southwestern Energy Co.                                       4.05        1/23/2020           4,700
                                                                                                       ----------
                                                                                                           28,799
                                                                                                       ----------
              OIL & GAS REFINING & MARKETING (0.1%)
      5,000   Phillips 66                                                   2.95        5/01/2017           5,073
                                                                                                       ----------
              OIL & GAS STORAGE & TRANSPORTATION (4.1%)
      5,000   Boardwalk Pipelines, LLC                                      5.50        2/01/2017           4,960
      5,040   Boardwalk Pipelines, LLC                                      5.75        9/15/2019           5,123
      5,000   Columbia Pipeline Group, Inc.(b)                              2.45        6/01/2018           4,856
     10,000   Columbia Pipeline Group, Inc.(b)                              3.30        6/01/2020           9,491
      7,150   Copano Energy, LLC                                            7.13        4/01/2021           7,045
      5,000   DCP Midstream, LLC(b)                                         5.35        3/15/2020           4,098
      5,000   DCP Midstream, LLC(b)                                         4.75        9/30/2021           3,590
      2,000   Enbridge Energy Partners, LP                                  9.88        3/01/2019           2,217
     11,400   Enbridge Energy Partners, LP                                  8.05       10/01/2077           8,065
      5,000   Energy Transfer Partners, LP                                  2.50        6/15/2018           4,578
      1,000   Energy Transfer Partners, LP                                  9.70        3/15/2019           1,082
      5,000   Energy Transfer Partners, LP                                  4.15       10/01/2020           4,430
     12,000   Energy Transfer Partners, LP                                  3.35(c)    11/01/2066           7,080
      1,025   Enterprise Products Operating, LLC                            3.20        2/01/2016           1,025
     10,000   Enterprise Products Operating, LLC                            1.65        5/07/2018           9,727
      7,000   Enterprise Products Operating, LLC                            2.55       10/15/2019           6,704
     10,000   Enterprise Products Operating, LLC                            7.03        1/15/2068          10,025
      5,000   Gulfstream Natural Gas System, LLC(b)                         6.95        6/01/2016           5,080
      3,218   Kern River Funding Corp.(b)                                   4.89        4/30/2018           3,353
      5,000   Kinder Morgan Energy Partners, LP                             3.50        3/01/2016           5,008
      5,000   Kinder Morgan, Inc.                                           2.00       12/01/2017           4,825
      4,000   NGPL PipeCo, LLC(b)                                           7.12       12/15/2017           3,780
     16,968   NuStar Logistics, LP                                          8.15        4/15/2018          16,713
      5,000   ONEOK Partners, LP                                            3.80        3/15/2020           4,619
     10,000   Plains All American Pipeline, LP                              2.60       12/15/2019           8,947
     12,000   Sabine Pass LNG, LP                                           7.50       11/30/2016          12,405

================================================================================

22  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
$     5,000   Spectra Energy Partners, LP                                   2.95%       6/15/2016      $    5,017
      1,000   Tennessee Gas Pipeline Co., LLC                               8.00        2/01/2016           1,000
                                                                                                       ----------
                                                                                                          164,843
                                                                                                       ----------
              Total Energy                                                                                268,387
                                                                                                       ----------
              FINANCIALS (14.8%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.6%)
      8,765   Ares Capital Corp.                                            5.75        2/01/2016           8,765
     10,000   FS Investment Corp.                                           4.00        7/15/2019          10,114
      5,000   State Street Corp.                                            1.35        5/15/2018           4,978
                                                                                                       ----------
                                                                                                           23,857
                                                                                                       ----------
              CONSUMER FINANCE (0.5%)
      5,000   Capital One, N.A.                                             1.50        9/05/2017           4,976
      5,000   Discover Bank                                                 3.10        6/04/2020           5,029
     10,000   Synchrony Financial                                           2.60        1/15/2019           9,992
                                                                                                       ----------
                                                                                                           19,997
                                                                                                       ----------
              DIVERSIFIED BANKS (1.4%)
      7,000   Bank of America, N.A.                                         6.10        6/15/2017           7,403
     10,000   Citigroup, Inc.                                               1.55        8/14/2017           9,999
      5,000   Citigroup, Inc.                                               1.85       11/24/2017           5,000
     10,000   Comerica Bank                                                 2.50        6/02/2020          10,014
      2,000   JPMorgan Chase & Co.                                          1.03(c)     2/26/2016           2,000
      5,000   JPMorgan Chase & Co.                                          1.35        2/15/2017           5,000
     17,350   U.S. Bancorp                                                  3.44        2/01/2016          17,350
                                                                                                       ----------
                                                                                                           56,766
                                                                                                       ----------
              INVESTMENT BANKING & BROKERAGE (0.1%)
      5,000   Goldman Sachs Group, Inc.                                     3.63        2/07/2016           5,001
                                                                                                       ----------
              LIFE & HEALTH INSURANCE (1.7%)
      5,000   MetLife Global Funding I(b)                                   3.65        6/14/2018           5,215
     10,000   New York Life Global Funding(b)                               1.30       10/30/2017           9,997
     20,000   New York Life Global Funding(b)                               1.30        4/27/2018          19,901
     11,800   Protective Life Corp.                                         6.40        1/15/2018          12,715
      5,000   Reliance Standard Life Global Funding II(b)                   2.15       10/15/2018           4,997
     16,400   TIAA Asset Management Finance, LLC(b)                         2.95       11/01/2019          16,352
                                                                                                       ----------
                                                                                                           69,177
                                                                                                       ----------
              MULTI-LINE INSURANCE (0.3%)
      2,545   Glen Meadow Pass-Through Trust(b)                             6.51        2/12/2067           1,966
      9,000   MassMutual Global Funding, LLC(b)                             2.10        8/02/2018           9,082
                                                                                                       ----------
                                                                                                           11,048
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
$     4,201   AWAS Finance Luxembourg 2012 S.A.(a)                          3.50%       7/16/2018      $    4,201
      7,000   Countrywide Financial Corp.                                   6.25        5/15/2016           7,100
      3,959   Receipts on Corporate Securities Trust                        6.50        8/01/2017           4,131
                                                                                                       ----------
                                                                                                           15,432
                                                                                                       ----------
              PROPERTY & CASUALTY INSURANCE (2.0%)
     12,000   Allstate Corp.                                                6.13        5/15/2067          11,880
     22,016   Chubb Corp.                                                   6.38        3/29/2067          20,673
     12,420   Oil Insurance Ltd.(b)                                         3.59(c)             -(e)       11,054
     15,080   Progressive Corp.                                             6.70        6/15/2067          15,080
     21,596   Sirius International Group(b)                                 6.38        3/20/2017          22,277
                                                                                                       ----------
                                                                                                           80,964
                                                                                                       ----------
              REGIONAL BANKS (4.2%)
      8,000   Allfirst Preferred Capital Trust                              2.12(c)     7/15/2029           6,620
     13,000   Associated Banc-Corp.                                         2.75       11/15/2019          13,065
      2,000   BB&T Corp.                                                    3.95        4/29/2016           2,016
      8,000   BB&T Corp.                                                    1.37(c)     6/15/2018           8,009
     10,000   Compass Bank                                                  1.85        9/29/2017           9,951
      4,000   Compass Bank                                                  6.40       10/01/2017           4,227
      5,000   Compass Bank                                                  2.75        9/29/2019           4,983
      5,000   Cullen/Frost Bankers, Inc.                                    0.89(c)     2/15/2017           4,972
      3,000   Fifth Third Bancorp                                           0.99(c)    12/20/2016           2,988
      3,806   Fifth Third Bancorp                                           4.50        6/01/2018           4,017
      5,000   First Niagara Financial Group, Inc.                           6.75        3/19/2020           5,747
     15,000   First Republic Bank                                           2.38        6/17/2019          15,030
      5,247   First Tennessee Bank, N.A.                                    5.65        4/01/2016           5,275
      8,500   Fulton Financial Corp.                                        5.75        5/01/2017           8,838
     10,000   Huntington National Bank                                      1.35        8/02/2016          10,000
      5,000   Huntington National Bank                                      1.38        4/24/2017           4,988
      5,000   Manufacturers & Traders Trust Co.                             1.25        1/30/2017           5,003
     10,000   MUFG Americas Holdings Corp.                                  2.25        2/10/2020           9,914
      5,000   MUFG Union Bank, N.A.                                         2.13        6/16/2017           5,043
      5,000   MUFG Union Bank, N.A.                                         2.63        9/26/2018           5,077
      9,500   People's United Financial, Inc.                               3.65       12/06/2022           9,391
     10,000   Regions Bank of Birmingham                                    2.25        9/14/2018          10,018
     10,000   Santander Holdings USA, Inc.                                  2.65        4/17/2020           9,853
                                                                                                       ----------
                                                                                                          165,025
                                                                                                       ----------
              REINSURANCE (0.0%)
      1,250   Alterra USA Holdings Ltd.(b)                                  7.20        4/14/2017           1,315
                                                                                                       ----------
              REITs - DIVERSIFIED (0.2%)
      8,333   ARC Properties Operating Partnership, LP(a)                   2.33        6/30/2018           8,083
                                                                                                       ----------

================================================================================

24  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              REITs - HEALTH CARE (0.4%)
$     2,000   HCP, Inc.                                                     6.30%       9/15/2016      $    2,058
      5,000   Health Care REIT, Inc.                                        3.63        3/15/2016           5,014
      2,505   Health Care REIT, Inc.                                        4.13        4/01/2019           2,627
      2,950   Nationwide Health Properties, Inc.                            6.90       10/01/2037           3,782
      3,000   Ventas Realty, LP                                             4.00        4/30/2019           3,150
                                                                                                       ----------
                                                                                                           16,631
                                                                                                       ----------
              REITs - HOTEL & RESORT (0.2%)
      8,080   Hospitality Properties Trust                                  5.63        3/15/2017           8,336
                                                                                                       ----------
              REITs - INDUSTRIAL (0.2%)
      7,300   First Industrial, LP                                          5.95        5/15/2017           7,654
                                                                                                       ----------
              REITs - OFFICE (1.0%)
      7,000   BioMed Realty, LP                                             3.85        4/15/2016           7,038
      9,000   Boston Properties, LP                                         3.70       11/15/2018           9,371
      4,000   Equity Commonwealth                                           6.25        8/15/2016           4,006
      3,700   Equity Commonwealth                                           6.25        6/15/2017           3,822
      7,000   Mack-Cali Realty, LP                                          2.50       12/15/2017           7,022
      7,680   Reckson Operating Partnership, LP                             6.00        3/31/2016           7,732
                                                                                                       ----------
                                                                                                           38,991
                                                                                                       ----------
              REITs - RESIDENTIAL (0.6%)
     11,664   AvalonBay Communities, Inc.                                   5.70        3/15/2017          12,180
      2,780   ERP Operating, LP                                             5.38        8/01/2016           2,838
      8,425   Essex Portfolio, LP                                           5.50        3/15/2017           8,770
                                                                                                       ----------
                                                                                                           23,788
                                                                                                       ----------
              REITs - RETAIL (0.3%)
     11,355   Realty Income Corp.                                           2.00        1/31/2018          11,402
                                                                                                       ----------
              REITs - SPECIALIZED (0.4%)
     10,000   American Tower Corp.                                          3.40        2/15/2019          10,253
      3,980   Communications Sales & Leasing, Inc.(a)                       5.00       10/24/2022           3,742
                                                                                                       ----------
                                                                                                           13,995
                                                                                                       ----------
              SPECIALIZED FINANCE (0.1%)
      5,000   McGraw Hill Financial, Inc.                                   2.50        8/15/2018           5,025
                                                                                                       ----------
              THRIFTS & MORTGAGE FINANCE (0.2%)
      8,600   Chittenden Corp.                                              1.05(c)     2/14/2017           8,532
                                                                                                       ----------
              Total Financials                                                                            591,019
                                                                                                       ----------
              HEALTH CARE (2.4%)
              ------------------
              BIOTECHNOLOGY (0.6%)
      5,000   AbbVie, Inc.                                                  1.75       11/06/2017           4,996
     10,000   AbbVie, Inc.                                                  1.80        5/14/2018           9,976

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
$     8,000   Baxalta, Inc.(b)                                              2.00%       6/22/2018      $    7,907
                                                                                                       ----------
                                                                                                           22,879
                                                                                                       ----------
              HEALTH CARE EQUIPMENT (0.4%)
     10,000   Becton Dickinson and Co.                                      1.45        5/15/2017           9,992
      5,000   Medtronic, Inc.                                               2.50        3/15/2020           5,081
                                                                                                       ----------
                                                                                                           15,073
                                                                                                       ----------
              HEALTH CARE SERVICES (0.1%)
      5,000   Express Scripts Holding Co.                                   2.65        2/15/2017           5,052
                                                                                                       ----------
              PHARMACEUTICALS (1.3%)
      5,000   Actavis Funding SCS                                           2.35        3/12/2018           5,025
      5,000   Actavis Funding SCS                                           3.00        3/12/2020           5,074
     10,000   Mallinckrodt International Finance S.A.                       3.50        4/15/2018           9,500
      7,000   Mylan N.V.(b)                                                 3.00       12/15/2018           7,019
      5,970   Valeant Pharmaceuticals International, Inc.(a)                3.50        2/13/2019           5,755
        853   Valeant Pharmaceuticals International, Inc.(a)                3.75       12/11/2019             823
      8,667   Zoetis, Inc.                                                  1.15        2/01/2016           8,667
     11,278   Zoetis, Inc.                                                  1.88        2/01/2018          11,205
                                                                                                       ----------
                                                                                                           53,068
                                                                                                       ----------
              Total Health Care                                                                            96,072
                                                                                                       ----------
              INDUSTRIALS (4.8%)
              ------------------
              AEROSPACE & DEFENSE (0.3%)
      5,000   L-3 Communications Corp.                                      3.95       11/15/2016           5,070
      3,477   TransDigm, Inc.(a)                                            3.75        2/28/2020           3,406
      5,000   United Technologies Corp.                                     1.80        6/01/2017           5,046
                                                                                                       ----------
                                                                                                           13,522
                                                                                                       ----------
              AIR FREIGHT & LOGISTICS (0.3%)
     10,000   FedEx Corp.                                                   2.30        2/01/2020          10,074
        711   FedEx Corp. Pass-Through Trust(b)                             2.63        1/15/2018             718
      2,368   FedEx Corp. Pass-Through Trust                                6.85        7/15/2020           2,525
                                                                                                       ----------
                                                                                                           13,317
                                                                                                       ----------
              AIRLINES (1.8%)
        462   America West Airlines, Inc. Pass-Through Trust                7.12        7/02/2018             477
      6,361   American Airlines 2014-1 Pass-Through Trust                   4.38        4/01/2024           6,274
      5,000   American Airlines 2015-2 Pass-Through Trust                   4.40        3/22/2025           4,919
     14,800   Aviation Capital Group Corp.(b)                               3.88        9/27/2016          14,962
      2,745   Continental Airlines 1998-1 Pass-Through Trust                6.65        3/15/2019           2,798
     11,461   Continental Airlines, Inc. Pass-Through Trust                 5.50        4/29/2022          11,820
        970   United Airlines, Inc. Pass-Through Trust                      9.75        7/15/2018           1,029
      4,548   United Airlines, Inc. Pass-Through Trust                      5.38        2/15/2023           4,622

================================================================================

26  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
$     1,570   United Airlines, Inc. Pass-Through Trust                      4.63%       3/03/2024      $    1,580
      4,115   US Airways Group, Inc. Pass-Through Trust                     8.50       10/22/2018           4,285
      6,550   US Airways Group, Inc. Pass-Through Trust                     5.38        5/15/2023           6,607
      1,098   US Airways Group, Inc. Pass-Through Trust (INS)               7.08        9/20/2022           1,173
      4,900   US Airways, Inc.(a)                                           3.00       11/23/2016           4,902
      4,900   US Airways, Inc.(a)                                           3.50        5/23/2019           4,862
                                                                                                       ----------
                                                                                                           70,310
                                                                                                       ----------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.4%)
      3,000   CNH Industrial Capital, LLC                                   3.63        4/15/2018           2,925
      4,583   CNH Industrial Capital, LLC                                   3.38        7/15/2019           4,239
      9,850   Terex Corp.(a)                                                3.50        8/13/2021           9,752
                                                                                                       ----------
                                                                                                           16,916
                                                                                                       ----------
              RAILROADS (0.3%)
     10,000   TTX Co.(b)                                                    5.40        2/15/2016          10,016
                                                                                                       ----------
              TRADING COMPANIES & DISTRIBUTORS (0.6%)
     10,000   International Lease Finance Corp.                             2.46(c)     6/15/2016           9,950
     13,000   International Lease Finance Corp.(b)                          7.13        9/01/2018          14,105
                                                                                                       ----------
                                                                                                           24,055
                                                                                                       ----------
              TRUCKING (1.1%)
      5,000   ERAC USA Finance, LLC(b)                                      1.40        4/15/2016           5,002
      5,000   ERAC USA Finance, LLC(b)                                      2.75        3/15/2017           5,054
      3,000   ERAC USA Finance, LLC(b)                                      6.38       10/15/2017           3,213
     10,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)           2.50        3/15/2016          10,002
      4,970   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)           3.38        3/15/2018           5,058
     14,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(b)           2.88        7/17/2018          14,196
                                                                                                       ----------
                                                                                                           42,525
                                                                                                       ----------
              Total Industrials                                                                           190,661
                                                                                                       ----------
              INFORMATION TECHNOLOGY (1.4%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (0.2%)
      5,000   Harris Corp.                                                  2.70        4/27/2020           4,971
      2,500   QUALCOMM, Inc.                                                2.25        5/20/2020           2,509
                                                                                                       ----------
                                                                                                            7,480
                                                                                                       ----------
              DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
     10,000   Total System Services, Inc.                                   2.38        6/01/2018           9,956
      6,650   Xerox Corp.                                                   6.40        3/15/2016           6,689
      3,000   Xerox Corp.                                                   2.95        3/15/2017           3,006
                                                                                                       ----------
                                                                                                           19,651
                                                                                                       ----------
              ELECTRONIC COMPONENTS (0.1%)
      5,000   Amphenol Corp.                                                2.55        1/30/2019           5,035
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.1%)
$     3,000   FLIR Systems, Inc.(f)                                         3.75%       9/01/2016      $    3,038
                                                                                                       ----------
              ELECTRONIC MANUFACTURING SERVICES (0.4%)
     16,892   Molex Electronics Technologies, LLC(b)                        2.88        4/15/2020          16,786
                                                                                                       ----------
              TECHNOLOGY DISTRIBUTORS (0.1%)
      5,000   Tech Data Corp.                                               3.75        9/21/2017           5,135
                                                                                                       ----------
              Total Information Technology                                                                 57,125
                                                                                                       ----------
              MATERIALS (0.8%)
              ----------------
              ALUMINUM (0.1%)
      5,046   Alcoa, Inc.                                                   6.75        7/15/2018           5,256
                                                                                                       ----------
              CONSTRUCTION MATERIALS (0.2%)
     10,000   Martin Marietta Materials, Inc.                               1.70(c)     6/30/2017           9,940
                                                                                                       ----------
              DIVERSIFIED METALS & MINING (0.3%)
      3,000   Freeport-McMoRan, Inc.                                        2.30       11/14/2017           2,081
      7,625   Freeport-McMoRan, Inc.(a)                                     2.43        5/31/2018           5,871
      5,000   Freeport-McMoRan, Inc.                                        3.10        3/15/2020           2,338
                                                                                                       ----------
                                                                                                           10,290
                                                                                                       ----------
              SPECIALTY CHEMICALS (0.2%)
      6,000   Albemarle Corp.                                               3.00       12/01/2019           5,962
                                                                                                       ----------
              Total Materials                                                                              31,448
                                                                                                       ----------
              TELECOMMUNICATION SERVICES (1.9%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.5%)
        500   AT&T, Inc.                                                    0.74(c)     2/12/2016             500
     25,000   AT&T, Inc.                                                    2.45        6/30/2020          24,748
      5,000   Centel Capital Corp.                                          9.00       10/15/2019           5,786
      3,600   CenturyLink, Inc.                                             6.45        6/15/2021           3,526
      2,500   Frontier Communications Corp.(b)                              8.88        9/15/2020           2,519
     12,344   Verizon Communications, Inc.                                  2.50        9/15/2016          12,443
     10,000   Verizon Communications, Inc.                                  1.35        6/09/2017           9,991
                                                                                                       ----------
                                                                                                           59,513
                                                                                                       ----------
              WIRELESS TELECOMMUNICATION SERVICES (0.4%)
     11,250   CC Holdings GS V, LLC / Crown Castle GS III Corp              2.38       12/15/2017          11,307
      4,770   Grain Spectrum Funding, LLC(b)                                4.00       10/10/2018           4,872
                                                                                                           16,179
                                                                                                       ----------
              Total Telecommunication Services                                                             75,692
                                                                                                       ----------

================================================================================

28  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              UTILITIES (4.8%)
              ----------------
              ELECTRIC UTILITIES (3.0%)
$     1,000   Baltimore Gas and Electric Co.                                5.90%      10/01/2016      $    1,032
      8,000   Duke Energy Corp.                                             2.10        6/15/2018           8,031
      1,000   Duke Energy Indiana, Inc.                                     6.05        6/15/2016           1,019
      6,700   Entergy Corp.                                                 4.70        1/15/2017           6,847
     10,000   Eversource Energy                                             1.60        1/15/2018           9,966
     15,000   Exelon Corp.                                                  1.55        6/09/2017          14,970
      7,000   FirstEnergy Corp.                                             2.75        3/15/2018           7,047
     12,000   IPALCO Enterprises, Inc.                                      5.00        5/01/2018          12,600
      7,000   IPALCO Enterprises, Inc.                                      3.45        7/15/2020           6,948
     10,000   NextEra Energy Capital Holding, Inc.                          1.59        6/01/2017           9,985
     10,000   NextEra Energy Capital Holding, Inc.                          2.06        9/01/2017          10,046
      7,000   Otter Tail Corp.                                              9.00       12/15/2016           7,363
      9,000   PPL Energy Supply, LLC                                        6.20        5/15/2016           9,022
      1,000   Public Service Co. of Oklahoma                                6.15        8/01/2016           1,024
      1,863   Tri-State Generation & Transmission Association
                Pass-Through Trust(b)                                       6.04        1/31/2018           1,930
     10,000   Xcel Energy, Inc.                                             1.20        6/01/2017           9,960
                                                                                                       ----------
                                                                                                          117,790
                                                                                                       ----------
              GAS UTILITIES (0.2%)
      2,000   AGL Capital Corp.                                             6.38        7/15/2016           2,047
        545   Alliance Pipeline, LP(b)                                      7.00       12/31/2019             593
      5,000   SourceGas, LLC(b)                                             5.90        4/01/2017           5,197
                                                                                                       ----------
                                                                                                            7,837
                                                                                                       ----------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.9%)
      7,975   Exelon Generation Co., LLC                                    4.00       10/01/2020           7,989
      9,730   NRG Energy, Inc.(a)                                           2.75        7/02/2018           9,566
     10,000   Southern Power Co.                                            1.50        6/01/2018           9,873
     10,000   Southern Power Co.                                            2.38        6/01/2020           9,814
                                                                                                       ----------
                                                                                                           37,242
                                                                                                       ----------
              MULTI-UTILITIES (0.7%)
     10,000   Black Hills Corp.                                             2.50        1/11/2019           9,955
     11,100   Integrys Holding, Inc.                                        6.11       12/01/2066           8,104
     10,000   Sempra Energy                                                 2.40        3/15/2020           9,772
                                                                                                       ----------
                                                                                                           27,831
                                                                                                       ----------
              Total Utilities                                                                             190,700
                                                                                                       ----------
              Total Corporate Obligations (cost: $1,763,559)                                            1,726,549
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              EURODOLLAR AND YANKEE OBLIGATIONS (15.0%)

              CONSUMER DISCRETIONARY (1.0%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (1.0%)
$     5,000   Daimler Finance, N.A., LLC(b)                                 1.88%       1/11/2018      $    4,986
     10,000   Hyundai Capital America(b)                                    1.88        8/09/2016          10,035
      2,000   Hyundai Capital America(b)                                    1.45        2/06/2017           1,996
      7,800   Hyundai Capital Services, Inc.(b)                             1.33(c)     3/18/2017           7,783
     13,235   Nissan Motor Acceptance Corp.(b)                              0.97(c)     3/03/2017          13,208
                                                                                                       ----------
                                                                                                           38,008
                                                                                                       ----------
              Total Consumer Discretionary                                                                 38,008
                                                                                                       ----------
              CONSUMER STAPLES (1.1%)
              -----------------------
              BREWERS (0.4%)
      5,000   SABMiller Holdings, Inc.(b)                                   2.45        1/15/2017           5,042
      9,530   SABMiller Holdings, Inc.(b)                                   2.20        8/01/2018           9,589
                                                                                                       ----------
                                                                                                           14,631
                                                                                                       ----------
              DISTILLERS & VINTNERS (0.1%)
      5,000   Pernod Ricard S.A.(b)                                         2.95        1/15/2017           5,052
                                                                                                       ----------
              TOBACCO (0.6%)
      5,000   B.A.T. International Finance plc(b)                           2.13        6/07/2017           5,044
      7,000   Imperial Tobacco Finance plc(b)                               2.05        7/20/2018           7,013
     10,000   Imperial Tobacco Finance plc(b)                               2.95        7/21/2020          10,143
                                                                                                       ----------
                                                                                                           22,200
                                                                                                       ----------
              Total Consumer Staples                                                                       41,883
                                                                                                       ----------
              ENERGY (1.6%)
              -------------
              INTEGRATED OIL & GAS (1.1%)
      8,000   BP Capital Markets plc                                        1.63        8/17/2017           7,991
     12,820   Origin Energy Finance Ltd.(b)                                 3.50       10/09/2018          12,003
     10,000   Petrobras Global Finance B.V.                                 2.00        5/20/2016           9,938
     15,000   Shell International Finance B.V.                              1.13        8/21/2017          14,939
                                                                                                       ----------
                                                                                                           44,871
                                                                                                       ----------
              OIL & GAS EXPLORATION & PRODUCTION (0.2%)
      7,000   Canadian Natural Resources Ltd.                               0.98(c)     3/30/2016           6,969
                                                                                                       ----------
              OIL & GAS STORAGE & TRANSPORTATION (0.3%)
      7,500   Enbridge, Inc.                                                0.87(c)     6/02/2017           7,151
      6,000   TransCanada PipeLines Ltd.                                    1.88        1/12/2018           5,895
                                                                                                       ----------
                                                                                                           13,046
                                                                                                       ----------
              Total Energy                                                                                 64,886
                                                                                                       ----------

================================================================================

30  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              FINANCIALS (7.4%)
              -----------------
              DIVERSIFIED BANKS (4.7%)
$     5,000   Abbey National Treasury Services plc                          2.35%       9/10/2019      $    5,038
      5,000   ANZ New Zealand International Ltd.(b)                         2.60        9/23/2019           5,055
      5,000   ANZ New Zealand International Ltd.(b)                         2.85        8/06/2020           5,115
      4,000   Banco Santander Chile(b)                                      1.52(c)     4/11/2017           3,980
     10,000   Bank of Montreal                                              1.40        4/10/2018           9,955
      7,500   Barclays Bank plc(b)                                          2.25        5/10/2017           7,606
      5,000   BPCE S.A.                                                     1.63        2/10/2017           5,003
      2,000   Commonwealth Bank of Australia(b)                             2.25        3/16/2017           2,024
      5,000   DNB Bank ASA(b)                                               3.20        4/03/2017           5,100
      5,000   Lloyds Bank plc                                               4.20        3/28/2017           5,163
      7,000   National Australia Bank of New York                           2.75        3/09/2017           7,125
     10,000   Nordea Bank AB(b)                                             4.88        5/13/2021          10,831
     16,000   Rabobank Nederland                                            1.01(c)     3/18/2016          16,003
      5,000   Rabobank Nederland                                            3.38        1/19/2017           5,105
     10,000   Royal Bank of Canada                                          0.85        3/08/2016          10,003
     10,010   Royal Bank of Scotland Group plc                              9.50(c)     3/16/2022          10,676
     10,000   Santander Bank, N.A.                                          2.00        1/12/2018           9,925
     14,350   Santander Bank, N.A.                                          8.75        5/30/2018          16,247
     19,000   Standard Chartered Bank(b)                                    6.40        9/26/2017          20,249
      5,000   Standard Chartered plc(b)                                     2.25        4/17/2020           4,962
      5,000   Svenska Handelsbanken AB                                      2.88        4/04/2017           5,094
     10,000   Swedbank AB(b)                                                1.75        3/12/2018          10,028
      8,000   Toronto-Dominion Bank                                         1.40        4/30/2018           7,976
                                                                                                       ----------
                                                                                                          188,263
                                                                                                       ----------
              DIVERSIFIED CAPITAL MARKETS (0.3%)
     10,000   UBS Group Funding Ltd.(b)                                     2.95        9/24/2020           9,963
                                                                                                       ----------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.5%)
     16,756   Brookfield Asset Management, Inc.                             5.80        4/25/2017          17,364
                                                                                                       ----------
              MULTI-LINE INSURANCE (0.5%)
     21,000   ZFS Finance USA Trust II(b)                                   6.45       12/15/2065          21,131
                                                                                                       ----------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.4%)
      7,000   ING Bank N.V.(b)                                              3.75        3/07/2017           7,175
      6,378   ING Bank N.V.                                                 4.13       11/21/2023           6,486
      2,000   ING Capital Funding Trust III                                 4.21(c)             -(e)        1,977
                                                                                                       ----------
                                                                                                           15,638
                                                                                                       ----------
              PROPERTY & CASUALTY INSURANCE (0.7%)
     12,000   QBE Insurance Group Ltd.(b)                                   2.40       5/01/2018           12,031
     17,000   Suncorp-Metway Ltd.(b)                                        1.70       3/28/2017           17,052
                                                                                                       ----------
                                                                                                           29,083
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              REITs - RETAIL (0.3%)
$     5,000   Scentre Group Trust(b)                                        2.38%       4/28/2021      $    4,913
      7,000   WEA Finance, LLC(b)                                           1.75        9/15/2017           6,966
                                                                                                       ----------
                                                                                                           11,879
                                                                                                       ----------
              Total Financials                                                                            293,321
                                                                                                       ----------
              INDUSTRIALS (1.8%)
              ------------------
              AIRLINES (0.8%)
     10,000   Air Canada Pass-Through Trust(b)                              5.00        9/15/2020           9,225
     11,827   British Airways Pass-Through Trust plc(b)                     5.63       12/20/2021          12,167
     11,702   Virgin Australia Trust(b)                                     5.00        4/23/2025          12,068
                                                                                                       ----------
                                                                                                           33,460
                                                                                                       ----------
              INDUSTRIAL CONGLOMERATES (0.3%)
      5,000   Hutchison Whampoa International Ltd.(b)                       3.50        1/13/2017           5,088
      6,600   Hutchison Whampoa International Ltd.(b)                       2.00       11/08/2017           6,646
                                                                                                       ----------
                                                                                                           11,734
                                                                                                       ----------
              MARINE (0.2%)
     10,000   A.P. Moeller-Maersk A/S(b)                                    2.55        9/22/2019           9,957
                                                                                                       ----------
              RAILROADS (0.3%)
     10,000   Asciano Finance(b)                                            5.00        4/07/2018          10,305
                                                                                                       ----------
              TRADING COMPANIES & DISTRIBUTORS (0.2%)
      8,000   AerCap Ireland Capital Ltd.                                   2.75        5/15/2017           7,880
                                                                                                       ----------
              Total Industrials                                                                            73,336
                                                                                                       ----------
              MATERIALS (1.9%)
              ----------------
              CONSTRUCTION MATERIALS (0.1%)
      5,000   Holcim US Finance Sarl & Cie SCS(b)                           6.00       12/30/2019           5,583
                                                                                                       ----------
              DIVERSIFIED METALS & MINING (1.4%)
     10,000   Anglo American Capital plc(b)                                 1.57(c)     4/15/2016           9,923
      5,000   Anglo American Capital plc(b)                                 2.63        9/27/2017           4,375
      5,000   Anglo American Capital plc(b)                                 3.63        5/14/2020           3,334
     10,000   Glencore Finance Canada Ltd.(b)                               2.70       10/25/2017           8,978
     10,000   Glencore Funding, LLC(b)                                      1.70        5/27/2016           9,825
     17,000   Rio Tinto Finance USA plc                                     1.37(c)     6/17/2016          16,963
      1,746   Teck Resources Ltd.(f)                                        3.15        1/15/2017           1,650
                                                                                                       ----------
                                                                                                           55,048
                                                                                                       ----------
              GOLD (0.2%)
     10,000   Barrick Gold Corp.                                            2.50        5/01/2018           9,508
                                                                                                       ----------

================================================================================

32  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              STEEL (0.2%)
$     4,000   ArcelorMittal                                                 5.50%       2/25/2017      $    3,930
      4,500   ArcelorMittal                                                 5.13        6/01/2020           3,645
                                                                                                       ----------
                                                                                                            7,575
                                                                                                       ----------
              Total Materials                                                                              77,714
                                                                                                       ----------
              TELECOMMUNICATION SERVICES (0.0%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.0%)
        225   Vodafone Group plc                                            0.75(c)     2/19/2016             225
                                                                                                       ----------
              UTILITIES (0.2%)
              ----------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
     10,000   TransAlta Corp.                                               1.90        6/03/2017           9,383
                                                                                                       ----------
              Total Eurodollar and Yankee Obligations (cost: $604,182)                                    598,756
                                                                                                       ----------
              ASSET-BACKED SECURITIES (9.9%)

              FINANCIALS (9.9%)
              -----------------
              ASSET-BACKED FINANCING (9.9%)
      2,462   Access Group, Inc.                                            0.88(c)     4/25/2029           2,429
        420   ACS Pass-Through Trust(b)                                     0.72(c)     6/14/2037             405
      1,995   American Credit Acceptance Receivables Trust(b)               1.43        8/12/2019           1,988
        697   AmeriCredit Automobile Receivables Trust                      1.31       11/08/2017             697
      7,500   AmeriCredit Automobile Receivables Trust                      1.93        8/08/2018           7,517
      2,400   AmeriCredit Automobile Receivables Trust                      1.57        1/08/2019           2,401
      7,500   AmeriCredit Automobile Receivables Trust(b)                   6.53        1/08/2019           7,509
      6,000   AmeriCredit Automobile Receivables Trust                      2.09        2/08/2019           6,023
      6,681   ARL First, LLC(b)                                             2.18(c)    12/15/2042           6,673
      1,000   Avis Budget Rental Car Funding, LLC(b)                        5.94        3/20/2017           1,004
      8,100   Avis Budget Rental Car Funding, LLC(b)                        3.68       11/20/2017           8,133
     12,000   Avis Budget Rental Car Funding, LLC(b)                        2.62        9/20/2019          11,872
     17,000   Babson CLO Ltd.(b)                                            1.60(c)     5/15/2023          16,995
      5,000   Bank of The West Auto Trust(b)                                1.65        3/16/2020           4,994
     10,000   Bank of The West Auto Trust(b)                                1.66        9/15/2020           9,963
      4,200   California Republic Auto Receivables Trust                    2.30       12/16/2019           4,185
      9,425   California Republic Auto Receivables Trust                    2.57       11/16/2020           9,383
      9,662   Capital One Multi-asset Execution Trust                       0.71(c)     1/15/2019           9,661
        923   CenterPoint Energy Transition Bond Co. III, LLC               4.19        2/01/2020             938
      7,474   CIT Education Loan Trust(b)                                   0.90(c)     6/25/2042           6,230
     15,000   CIT Equipment Collateral(b)                                   1.50       10/21/2019          14,973
        819   CNH Equipment Trust                                           0.48        8/15/2017             818
      6,000   CNH Equipment Trust                                           1.27       11/16/2020           5,993
      5,500   CNH Equipment Trust                                           2.14        8/15/2022           5,506
      2,455   College Loan Corp. Trust                                      1.11(c)     1/15/2037           2,134

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
$     5,322   Collegiate Funding Services Education Loan Trust              0.92%(c)    3/28/2035      $    4,839
      3,600   Credit Acceptance Auto Loan Trust(b)                          1.83        4/15/2021           3,600
     13,000   Credit Acceptance Auto Loan Trust(b)                          1.55       10/15/2021          12,971
      4,000   Credit Acceptance Auto Loan Trust(b)                          2.29        4/15/2022           4,003
      5,000   Credit Acceptance Auto Loan Trust(b)                          2.67        9/15/2022           5,028
      5,000   Drive Auto Receivables Trust "B"(b)                           2.28        6/17/2019           5,007
      5,000   Drive Auto Receivables Trust "B"(b)                           2.23        9/16/2019           4,996
      7,500   Dryden Senior Loan Fund(b)                                    2.12(c)     4/15/2027           7,419
      4,561   Element Rail Leasing I, LLC(b)                                2.30        4/19/2044           4,536
     10,000   Enterprise Fleet Financing, LLC(b)                            1.59        2/22/2021           9,974
        460   Exeter Automobile Receivables Trust(b)                        1.29        5/15/2018             460
      5,402   Exeter Automobile Receivables Trust(b)                        3.09        7/16/2018           5,409
        396   Exeter Automobile Receivables Trust(b)                        1.06        8/15/2018             396
      1,000   Exeter Automobile Receivables Trust(b)                        2.42        1/15/2019           1,001
      2,623   First Investors Auto Owner Trust(b)                           0.86        8/15/2018           2,620
      8,750   First Investors Auto Owner Trust(b)                           3.04        8/15/2018           8,808
      5,000   First Investors Auto Owner Trust(b)                           2.26        3/15/2019           5,023
      5,000   First Investors Auto Owner Trust(b)                           1.49        6/15/2020           4,989
      2,161   GE Equipment Midticket, LLC                                   0.64        4/24/2017           2,159
      3,282   Hertz Vehicle Financing, LLC(b)                               3.74        2/25/2017           3,289
     10,000   Hertz Vehicle Financing, LLC(b)                               1.86        8/25/2017           9,975
     10,500   Hertz Vehicle Financing, LLC(b)                               2.96        9/25/2019          10,524
      3,000   Huntington Auto Trust "C"                                     2.15        6/15/2021           2,999
      3,594   Iowa Student Loan Liquidity Corp.                             0.95(c)     9/25/2037           3,110
     15,000   Marine Park CLO Ltd.(b)                                       1.64(c)    10/12/2023          14,957
     10,000   MMAF Equipment Finance, LLC(b)                                1.93        7/16/2021          10,090
      1,606   Nelnet Student Loan Trust                                     0.87(c)     9/22/2037           1,448
      2,076   Prestige Auto Receivables Trust(b)                            0.97        3/15/2018           2,073
      5,000   Prestige Auto Receivables Trust(b)                            1.52        4/15/2020           4,991
      6,000   Prestige Auto Receivables Trust "B"(b)                        1.74        5/15/2019           6,001
      3,025   Santander Drive Auto Receivables Trust                        1.95        3/15/2019           3,033
      8,000   Santander Drive Auto Receivables Trust                        1.45        5/15/2019           7,997
      4,500   Santander Drive Auto Receivables Trust                        2.73       10/15/2019           4,552
      5,000   SBA Tower Trust(b)                                            2.90       10/15/2044           5,025
      5,577   SLC Student Loan Trust                                        0.92(c)     7/15/2036           5,407
      8,000   SLC Student Loan Trust                                        1.07(c)     7/15/2036           6,908
      6,278   SLM Student Loan Trust                                        1.00(c)     1/27/2025           6,030
      1,091   SLM Student Loan Trust                                        1.17(c)    10/25/2038             949
      5,000   Suntrust Auto Receivables Trust "B"(b)                        2.20        2/15/2021           5,069
      8,000   Suntrust Auto Receivables Trust "C"(b)                        2.50        4/15/2021           8,157
      5,000   TCF Auto Receivables Owner Trust(b)                           2.55        4/15/2021           5,049
      7,500   TCF Auto Receivables Owner Trust "B"(b)                       2.49        4/15/2021           7,473
      5,213   Trinity Rail Leasing, LP(b)                                   2.27        1/15/2043           5,148
      8,425   Trip Rail Master Funding, LLC(b)                              2.86        4/15/2044           8,573

================================================================================

34  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
$     1,260   Westlake Automobile Receivables Trust(b)                      2.24%       4/15/2020      $    1,254
      5,150   Westlake Automobile Receivables Trust(b)                      2.45        1/15/2021           5,116
                                                                                                       ----------
                                                                                                          396,859
                                                                                                       ----------
              Total Financials                                                                            396,859
                                                                                                       ----------
              Total Asset-Backed Securities (cost: $398,028)                                              396,859
                                                                                                       ----------
              COLLATERALIZED MORTGAGE OBLIGATIONS (0.1%)

              FINANCIALS (0.1%)
              -----------------
      3,986   Sequoia Mortgage Trust(b) (cost: $4,046)                      3.00(c)     5/25/2043           3,986
                                                                                                       ----------
              COMMERCIAL MORTGAGE SECURITIES (6.2%)

              FINANCIALS (6.2%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (4.5%)
        640   Banc of America Commercial Mortgage, Inc.                     5.52       11/10/2042             640
        593   Banc of America Commercial Mortgage, Inc.                     4.73        7/10/2043             593
      5,000   Banc of America Commercial Mortgage, Inc.                     5.36       10/10/2045           5,062
      6,917   Banc of America Commercial Mortgage, Inc.                     5.63        7/10/2046           6,966
      2,400   Banc of America Commercial Mortgage, Inc.                     5.68        7/10/2046           2,442
     10,000   Banc of America Commercial Mortgage, Inc.                     6.47        2/10/2051          10,767
     10,000   Barclays Commercial Mortgage Securities, LLC(b)               2.03        2/15/2028           9,778
        129   Chase Commercial Mortgage Securities Corp.(b)                 6.56        5/18/2030             129
      4,640   Citigroup Commercial Mortgage Trust                           1.39        7/10/2047           4,616
      2,000   Citigroup Commercial Mortgage Trust                           6.03        3/15/2049           2,011
     20,000   Citigroup Commercial Mortgage Trust                           6.03        3/15/2049          19,927
      1,399   Citigroup Commercial Mortgage Trust                           6.03        3/15/2049           1,402
      4,300   Commercial Mortgage Trust(b)                                  2.02        2/13/2032           4,241
      2,330   Credit Suisse Commercial Mortgage Trust                       6.01        6/15/2038           2,332
      3,889   Credit Suisse Commercial Mortgage Trust                       5.38        2/15/2040           3,964
      7,445   DB-UBS Mortgage Trust (f)                                     3.64        8/10/2044           7,469
      1,107   DB-UBS Mortgage Trust(b)                                      3.74       11/10/2046           1,109
      8,090   Greenwich Capital Commercial Funding Corp.                    6.05        7/10/2038           8,115
      4,843   GS Mortgage Securities Corp. II                               2.54        1/10/2045           4,867
     10,000   GS Mortgage Securities Corp. II                               2.32        5/10/2045          10,064
      6,446   GS Mortgage Securities Trust                                  1.21        7/10/2046           6,425
        588   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                            5.12        7/15/2041             589
      1,238   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                            5.81        6/12/2043           1,239
         76   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                            5.52        5/12/2045              76
      1,650   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(b)                                         4.11        7/15/2046           1,726

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
$    11,653   LB Commercial Mortgage Trust                                  6.10%       7/15/2044      $   12,221
      5,000   LB-UBS Commercial Mortgage Trust                              5.35       11/15/2038           5,075
      4,000   LB-UBS Commercial Mortgage Trust                              5.41        9/15/2039           4,072
      3,776   LB-UBS Commercial Mortgage Trust                              5.42        2/15/2040           3,826
      6,000   LB-UBS Commercial Mortgage Trust                              5.46        2/15/2040           6,171
      6,320   Morgan Stanley Capital I, Inc.                                5.57       12/15/2044           6,602
      3,095   Morgan Stanley Capital I, Inc.                                5.27       10/12/2052           3,095
      2,914   Morgan Stanley Dean Witter Capital I, Inc.(b)                 5.25       12/17/2043           2,911
      7,676   UBS-Barclays Commercial Mortgage Trust                        2.73        8/10/2049           7,828
        843   Wachovia Bank Commercial Mortgage Trust                       5.57       10/15/2048             854
      4,752   Wachovia Bank Commercial Mortgage Trust                       5.31       11/15/2048           4,812
      5,000   Wachovia Bank Commercial Mortgage Trust                       5.90        6/15/2049           5,132
        237   WF-RBS Commercial Mortgage Trust(b),(f)                       3.24        3/15/2044             237
                                                                                                       ----------
                                                                                                          179,385
                                                                                                       ----------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (1.7%)
     71,035   Commercial Mortgage Trust, acquired
                8/09/2012-8/27/2012; cost $9,125(g)                         1.99        8/15/2045           5,929
     71,165   Commercial Mortgage Trust, acquired
                11/06/2012; cost $9,540(g)                                  2.09       10/15/2045           6,116
     39,420   Fannie Mae(+)                                                 4.21       12/25/2017           1,989
     87,842   Fannie Mae(+)                                                 2.24       12/25/2019           3,668
     80,583   Fannie Mae(+)                                                 0.87        5/25/2022           3,147
     82,961   Fannie Mae(+)                                                 0.72        8/25/2022           2,596
     25,035   Freddie Mac(+)                                                1.70        4/25/2017             303
     62,854   Freddie Mac(+)                                                3.27        1/25/2019           4,266
     37,909   Freddie Mac(+)                                                1.90        5/25/2019           1,855
    102,340   Freddie Mac(+)                                                1.82        7/25/2019           4,956
     57,895   Freddie Mac(+)                                                1.48       11/25/2019           2,356
     72,494   Freddie Mac(+)                                                1.43        8/25/2022           4,951
     38,498   GS Mortgage Securities Corp. II, acquired
                5/18/2012; cost $5,882(g)                                   2.70        5/10/2045           3,427
     30,794   GS Mortgage Securities Trust, acquired
                11/16/2012; cost $4,750(g)                                  2.48       11/10/2045           2,967
     33,099   J.P. Morgan Chase Commercial Mortgage Securities
                Corp., acquired 9/28/2012; cost $4,518(g)                   2.20       10/15/2045           2,813
     36,192   Morgan Stanley-BAML Trust, acquired
                10/05/2012; cost $4,702(b),(g)                              2.23       11/15/2045           2,735
     59,365   UBS Commercial Mortgage Trust, acquired
                5/01/2012; cost $8,987(b),(g)                               2.36        5/10/2045           5,887
     33,067   UBS-Barclays Commercial Mortgage Trust, acquired
                9/14/2012; cost $4,712(b),(g)                               2.25        8/10/2049           3,034

================================================================================

36  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
$    34,112   WF Commercial Mortgage Trust, acquired
                9/21/2012; cost $4,732(b),(g)                               2.22%      10/15/2045      $    2,954
                                                                                                       ----------
                                                                                                           65,949
                                                                                                       ----------
              Total Financials                                                                            245,334
                                                                                                       ----------
              Total Commercial Mortgage Securities (cost: $239,190)                                       245,334
                                                                                                       ----------
              U.S. GOVERNMENT AGENCY ISSUES (2.0%)(h)

              COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)
      7,275   Fannie Mae(+)                                                 1.25        9/25/2027           7,116
                                                                                                       ----------
              MORTGAGE-BACKED PASS-THROUGH SECURITIES (1.7%)
      5,883   Fannie Mae(+)                                                 2.50        4/01/2027           6,054
     16,933   Fannie Mae(+)                                                 2.50        5/01/2027          17,425
      8,097   Fannie Mae(+)                                                 2.50        8/01/2027           8,331
     10,563   Fannie Mae(+)                                                 2.50        8/01/2027          10,870
        317   Fannie Mae(+)                                                 4.50        5/01/2023             337
        164   Fannie Mae(+)                                                 4.50        2/01/2024             173
        135   Fannie Mae(+)                                                 5.00       12/01/2021             140
        389   Fannie Mae(+)                                                 5.00        6/01/2023             418
        139   Fannie Mae(+)                                                 5.00        9/01/2023             149
        540   Fannie Mae(+)                                                 5.00        2/01/2024             583
        341   Fannie Mae(+)                                                 5.50       12/01/2020             362
        396   Fannie Mae(+)                                                 5.50        2/01/2023             435
      1,105   Fannie Mae(+)                                                 5.50        6/01/2023           1,216
        279   Fannie Mae(+)                                                 5.50        9/01/2023             308
      1,031   Fannie Mae(+)                                                 5.50        6/01/2024           1,132
        524   Fannie Mae(+)                                                 6.00       10/01/2022             577
        612   Fannie Mae(+)                                                 6.00        1/01/2023             680
        998   Fannie Mae(+)                                                 6.00        1/01/2023           1,105
        533   Fannie Mae(+)                                                 6.00        7/01/2023             581
      2,791   Freddie Mac(+)                                                1.56       10/25/2018           2,801
      6,249   Freddie Mac(+)                                                1.78       10/25/2020           6,314
      1,244   Freddie Mac(+)                                                2.29(c)     4/01/2035           1,293
      8,000   Freddie Mac(+)                                                2.72        6/25/2022           8,258
        256   Freddie Mac(+)                                                5.00        5/01/2020             270
        352   Freddie Mac(+)                                                5.00        9/01/2020             371
         49   Freddie Mac(+)                                                5.50       11/01/2018              50
        504   Freddie Mac(+)                                                5.50        4/01/2021             541
                                                                                                       ----------
                                                                                                           70,774
                                                                                                       ----------
              OTHER U.S. GOVERNMENT GUARANTEED SECURITIES (0.1%)
      3,000   Private Export Funding Corp. (NBGA)                           1.38        2/15/2017           3,013
                                                                                                       ----------
              Total U.S. Government Agency Issues (cost: $79,580)                                          80,903
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
              U.S. TREASURY SECURITIES (8.5%)

              NOTES (8.5%)
$     5,000   0.50%, 3/31/2017                                                                         $    4,990
     20,000   0.88%, 1/15/2018                                                                             20,029
     20,000   1.00%, 3/15/2018                                                                             20,076
     40,000   1.25%, 10/31/2018                                                                            40,329
     25,000   1.25%, 1/31/2019                                                                             25,191
     10,000   1.13%, 5/31/2019                                                                             10,022
     10,000   1.25%, 1/31/2020                                                                             10,018
     20,000   1.38%, 2/29/2020                                                                             20,125
     80,000   1.38%, 3/31/2020                                                                             80,466
     65,000   1.38%, 9/30/2020                                                                             65,213
     25,000   1.63%, 11/30/2020                                                                            25,364
     15,000   1.88%, 11/30/2021                                                                            15,311
                                                                                                       ----------
                                                                                                          337,134
                                                                                                       ----------
              Total U.S. Treasury Securities (cost: $335,421)                                             337,134
                                                                                                       ----------
              MUNICIPAL BONDS (5.7%)

              AIRPORT/PORT (0.1%)
      2,000   Chicago Midway Airport                                        1.80%       1/01/2017           2,017
        150   Cleveland Airport System (INS)                                5.24        1/01/2017             155
      2,000   Port of Corpus Christi Auth. of Nueces County                 1.24       12/01/2017           2,004
                                                                                                       ----------
                                                                                                            4,176
                                                                                                       ----------
              APPROPRIATED DEBT (0.2%)
      1,500   Jacksonville                                                  1.16       10/01/2016           1,507
      2,500   Jacksonville                                                  1.41       10/01/2017           2,519
      4,000   Jacksonville                                                  1.70       10/01/2018           4,054
                                                                                                       ----------
                                                                                                            8,080
                                                                                                       ----------
              COMMUNITY SERVICE (0.0%)
      1,650   Art Institute of Chicago                                      2.48        3/01/2019           1,675
                                                                                                       ----------
              EDUCATION (1.4%)
     29,600   New Jersey EDA (INS)(i)                                       1.00        2/15/2016          29,592
     10,000   New Jersey EDA                                                2.42        6/15/2018          10,045
     12,500   New Jersey EDA                                                4.45        6/15/2020          12,727
      1,000   Pennsylvania Public School Building Auth.                     1.97       12/01/2017           1,017
      2,640   Pennsylvania Public School Building Auth.                     2.41       12/01/2018           2,701
                                                                                                       ----------
                                                                                                           56,082
                                                                                                       ----------
              ELECTRIC UTILITIES (1.3%)
     16,530   Appling County Dev. Auth                                      2.40        1/01/2038(j)       16,951
      5,000   Beaver County IDA                                             4.75        8/01/2033(j)        5,353
     13,310   Beaver County IDA                                             2.50       12/01/2041(j)       13,375

================================================================================

38  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
$     2,000   Burke County Dev. Auth.                                       1.38%      10/01/2032(j)   $    2,012
     10,000   Missouri Environmental Improvement and
                Energy Resources Auth.                                      2.88        5/01/2038(j)       10,277
      5,000   West Virginia EDA                                             2.25        1/01/2041(j)        5,027
                                                                                                       ----------
                                                                                                           52,995
                                                                                                       ----------
              ELECTRIC/GAS UTILITIES (0.3%)
      6,265   Long Island Power Auth.                                       2.36        9/01/2018           6,334
      3,680   Piedmont Municipal Power Agency                               4.34        1/01/2017           3,759
                                                                                                       ----------
                                                                                                           10,093
                                                                                                       ----------
              ENVIRONMENTAL & FACILITIES SERVICES (0.7%)
      3,000   Bucks County IDA                                              1.38       12/01/2022(j)        3,006
     20,000   California Pollution Control Financing Auth.(b)               0.60        8/01/2023          20,000
        800   Mississippi Business Finance Corp.                            1.38        3/01/2027(j)          802
      2,000   South Carolina Jobs EDA                                       1.88       11/01/2016           2,020
                                                                                                       ----------
                                                                                                           25,828
                                                                                                       ----------
              GENERAL OBLIGATION (0.5%)
      9,615   City & County of Honolulu                                     1.26       11/01/2017           9,680
      3,700   City of West Haven                                            1.69        3/15/2016           3,702
      3,000   City of West Haven                                            2.70        3/15/2018           3,026
      3,000   San Bernardino CCD                                            2.14        8/01/2018           3,058
                                                                                                       ----------
                                                                                                           19,466
                                                                                                       ----------
              MULTI-UTILITIES (0.1%)
      5,000   New York Energy Research and Dev. Auth.                       2.38        7/01/2026(j)        5,097
                                                                                                       ----------
              MUNICIPAL FINANCE (0.2%)
      1,389   Kentucky Asset                                                3.17        4/01/2018           1,414
      5,000   Pennsylvania IDA(b)                                           2.97        7/01/2021           5,001
                                                                                                       ----------
                                                                                                            6,415
                                                                                                       ----------
              NURSING/CCRC (0.0%)
        115   Waco Health Facilities Dev. Corp. (INS)(ETM)                  5.27        2/01/2016             115
                                                                                                       ----------
              SALES TAX (0.0%)
      1,500   Arizona School Facilities Board                               1.47        9/01/2017           1,505
                                                                                                       ----------
              SEMICONDUCTORS (0.1%)
      1,600   Sandoval County                                               0.88        6/01/2016           1,602
      1,000   Sandoval County                                               1.95        6/01/2018           1,012
                                                                                                       ----------
                                                                                                            2,614
                                                                                                       ----------
              SPECIAL ASSESSMENT/TAX/FEE (0.7%)
      2,870   Channahon                                                     4.00        1/01/2020           2,890
     10,000   JobsOhio Beverage System                                      1.57        1/01/2017          10,072
      5,000   New Jersey Transportation Trust Fund Auth.                    1.76       12/15/2018           4,983
     10,000   New York MTA (ETM)                                            1.47        7/01/2018          10,117

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
$        80   San Francisco City & County Redevelopment
                Agency (ETM)                                                5.62%       8/01/2016      $       82
         40   San Francisco City & County Redevelopment Agency              5.62        8/01/2016              41
                                                                                                       ----------
                                                                                                           28,185
                                                                                                       ----------
              WATER/SEWER UTILITY (0.1%)
        665   Chicago Wastewater Transmission                               2.59        1/01/2018             664
        535   Chicago Wastewater Transmission                               3.38        1/01/2019             536
        500   Chicago Wastewater Transmission                               3.73        1/01/2020             501
      2,520   Chicago Wastewater Transmission                               4.31        1/01/2021           2,527
                                                                                                       ----------
                                                                                                            4,228
                                                                                                       ----------
              Total Municipal Bonds (cost: $223,969)                                                      226,554
                                                                                                       ----------

-----------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-----------------------------------------------------------------------------------------------------------------
              EXCHANGE-TRADED FUNDS (0.9%)
    458,200   Vanguard Short-Term Corporate Bond ETF (cost: $36,491)                                       36,267
                                                                                                       ----------
              EQUITY SECURITIES (0.1%)

              PREFERRED STOCKS (0.1%)

              FINANCIALS (0.1%)
              -----------------
              DIVERSIFIED BANKS (0.1%)

    200,000   Citigroup Capital XIII, 7.88%                                                                 5,128
                                                                                                       ----------
              Total Equity Securities (cost: $5,470)                                                        5,128
                                                                                                       ----------

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
-----------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (8.1%)

              COMMERCIAL PAPER (7.3%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              BROADCASTING (0.4%)
$    15,000   Discovery Communications, LLC(b),(k)                           1.15       2/12/2016          14,994
                                                                                                       ----------

              ENERGY (4.3%)
              -------------
              OIL & GAS DRILLING (0.3%)
      9,289   Nabors Industries, Inc.(b),(k)                                 1.00       2/05/2016           9,288
      5,000   Nabors Industries, Inc.(b),(k)                                 1.05       2/17/2016           4,997
                                                                                                       ----------
                                                                                                           14,285
                                                                                                       ----------

================================================================================

40  | USAA SHORT-TERM BOND FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)         SECURITY                                                      RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------

              OIL & GAS EXPLORATION & PRODUCTION (2.4%)
$     7,105   Anadarko Petroleum Corp.(b),(k)                               1.00%       2/04/2016      $    7,104
     30,000   Anadarko Petroleum Corp.(b),(k)                               1.00        2/12/2016          29,991
     20,049   Canadian Natural Resources Ltd.(b),(k)                        0.90        2/09/2016          20,045
      3,000   Encana Corp.(b),(k)                                           1.15        2/04/2016           3,000
     15,000   Encana Corp.(b),(k)                                           1.25        2/09/2016          14,996
     10,000   Encana Corp.(b),(k)                                           1.20        2/11/2016           9,997
     10,000   Encana Corp.(b),(k)                                           1.20        2/12/2016           9,996
                                                                                                       ----------
                                                                                                           95,129
                                                                                                       ----------
              OIL & GAS STORAGE & TRANSPORTATION (1.6%)
     10,000   Enterprise Products Operating, LLC(b),(k)                     0.83        2/22/2016           9,995
     20,000   Spectra Energy Partners, LP(b),(k)                            0.75        2/03/2016          19,999
      8,932   Spectra Energy Partners, LP(b),(k)                            0.85        2/23/2016           8,928
     25,000   Enbridge Energy Partners, LP(b),(k)                           1.25        2/16/2016          24,987
                                                                                                       ----------
                                                                                                           63,909
                                                                                                       ----------
              Total Energy                                                                                173,323
                                                                                                       ----------
              INDUSTRIALS (0.9%)
              ------------------
              INDUSTRIAL MACHINERY (0.9%)
     21,000   Pentair Finance S.A.(b),(k)                                   1.10        2/02/2016          20,999
     10,000   Pentair Finance S.A.(b),(k)                                   1.20        2/09/2016           9,997
      5,000   Pentair Finance S.A.(b),(k)                                   1.17        2/11/2016           4,999
                                                                                                       ----------
                                                                                                           35,995
                                                                                                       ----------
              Total Industrials                                                                            35,995
                                                                                                       ----------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              ELECTRONIC COMPONENTS (0.1%)
      2,000   Amphenol Corp.(b),(k)                                         0.78        2/04/2016           2,000
                                                                                                       ----------
              MATERIALS (0.7%)
              ----------------
              SPECIALTY CHEMICALS (0.7%)
     10,000   Albemarle Corp.(b),(k)                                        1.25        2/03/2016           9,999
      5,801   Albemarle Corp.(b),(k)                                        1.25        2/05/2016           5,800
     14,341   Albemarle Corp.(b),(k)                                        1.25        2/08/2016          14,338
                                                                                                       ----------
                                                                                                           30,137
                                                                                                       ----------
              Total Materials                                                                              30,137
                                                                                                       ----------
              UTILITIES (0.9%)
              ----------------
              ELECTRIC UTILITIES (0.8%)
     27,482   Duke Energy Corp.(b),(k)                                      0.80        2/10/2016          27,477
      3,554   Duke Energy Corp.(b),(k)                                      0.80        2/11/2016           3,553
                                                                                                       ----------
                                                                                                           31,030
                                                                                                       ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                  MARKET
AMOUNT                                                                     COUPON                           VALUE
(000)        SECURITY                                                       RATE         MATURITY           (000)
-----------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES (0.1%)
$   3,966    Ameren Corp.                                                   0.75%       2/24/2016      $    3,964
                                                                                                       ----------
             Total Utilities                                                                               34,994
                                                                                                       ----------
             Total Commercial Paper                                                                       291,443
                                                                                                       ----------
             VARIABLE-RATE DEMAND NOTES (0.7%)

             INDUSTRIALS (0.6%)
             ------------------
             AIRPORT SERVICES (0.1%)
    2,465    Metropolitan Nashville Airport Auth.
               (LOC - Regions Bank)                                         2.12        4/01/2030           2,465
                                                                                                       ----------
             ENVIRONMENTAL & FACILITIES SERVICES (0.5%)
   20,000    Pennsylvania Economic Dev. Financing Auth.                     0.55        8/01/2045          20,000
                                                                                                       ----------
             Total Industrials                                                                             22,465
                                                                                                       ----------
             MATERIALS (0.1%)
             ----------------
             STEEL (0.1%)
    5,000    Illinois Finance Auth. (LOC - UniCredit Bank A.G.)             2.25        2/01/2037           5,000
                                                                                                       ----------
             Total Variable-Rate Demand Notes                                                              27,465
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-----------------------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (0.1%)
3,095,978    State Street Institutional Liquid Reserves Fund Premier Class, 0.36%(l)                        3,096
                                                                                                       ----------
             Total Money Market Instruments (cost: $322,004)                                              322,004
                                                                                                       ----------

             TOTAL INVESTMENTS (COST: $4,011,940)                                                      $3,979,474
                                                                                                       ==========

================================================================================

42  | USAA SHORT-TERM BOND FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                      VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------------------
                                                   (LEVEL 1)            (LEVEL 2)         (LEVEL 3)
                                               QUOTED PRICES    OTHER SIGNIFICANT       SIGNIFICANT
                                           IN ACTIVE MARKETS           OBSERVABLE      UNOBSERVABLE
ASSETS                                  FOR IDENTICAL ASSETS               INPUTS            INPUTS                 TOTAL
-------------------------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                             $      -           $1,726,549                $-            $1,726,549
  Eurodollar and Yankee Obligations                        -              598,756                 -               598,756
  Asset-Backed Securities                                  -              396,859                 -               396,859
  Collateralized Mortgage Obligations                      -                3,986                 -                 3,986
  Commercial Mortgage Securities                           -              245,334                 -               245,334
  U.S. Government Agency Issues                            -               80,903                 -                80,903
  U.S. Treasury Securities                           337,134                    -                 -               337,134
  Municipal Bonds                                          -              226,554                 -               226,554
  Exchange-Traded Funds                               36,267                    -                 -                36,267

Equity Securities:
  Preferred Stocks                                         -                5,128                 -                 5,128

Money Market Instruments:
  Commercial Paper                                         -              291,443                 -               291,443
  Variable-Rate Demand Notes                               -               27,465                 -                27,465
  Money Market Funds                                   3,096                    -                 -                 3,096
-------------------------------------------------------------------------------------------------------------------------
Total                                               $376,497           $3,602,977                $-            $3,979,474
-------------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                                             ASSET-BACKED
                                                                                               SECURITIES
---------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                                                      $ 14,981
Purchases                                                                                               -
Sales                                                                                                   -
Transfers into Level 3                                                                                  -
Transfers out of Level 3                                                                          (14,981)
Net realized gain (loss) on investments                                                                 -
Change in net unrealized appreciation/(depreciation) of investments                                     -
---------------------------------------------------------------------------------------------------------
Balance as of January 31, 2016                                                                   $      -
---------------------------------------------------------------------------------------------------------

For the period of August 1, 2015, through January 31, 2016, asset-backed securities with a fair value of $14,981,000 were transferred from Level 3 to Level 2 as a result of these securities being priced during the period by the Fund's pricing service. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16.1% of net assets at January 31, 2016.

o  CATEGORIES AND DEFINITIONS

   EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding

================================================================================

44  | USAA SHORT-TERM BOND FUND

================================================================================

   loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

   INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

   VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

   conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   CCD      Community College District
   CLO      Collateralized Loan Obligation
   EDA      Economic Development Authority
   ETM      Escrowed to final maturity
   IDA      Industrial Development Authority/Agency
   MTA      Metropolitan Transportation Authority
   REIT     Real estate investment trust

   CREDIT ENHANCEMENTS - Add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS)    Principal and interest payments are insured by one of the following:
            AMBAC Assurance Corp., MBIA Insurance Corp., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

   (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

   (NBGA) Principal and interest payments are guaranteed by a nonbank guarantee agreement from the Export-Import Bank of the United States.

================================================================================

46  | USAA SHORT-TERM BOND FUND

================================================================================

o  SPECIFIC NOTES

   (a) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at January 31, 2016. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. Security deemed liquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (c) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at January 31, 2016.

  (d) At January 31, 2016, the aggregate market value of securities purchased on a delayed delivery basis was $6,961,000.

  (e) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

  (f) At January 31, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

  (g) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at January 31, 2016, was $35,862,000, which represented 0.9% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  47

================================================================================

   (h) U.S. government agency issues - Mortgage-backed securities issued by certain U.S. Government Sponsored Enterprises (GSEs) such as the Government National Mortgage Association (GNMA or Ginnie Mae) and certain other U.S. government guaranteed securities are supported by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as Freddie Mac (Federal Home Loan Mortgage Corporation or FHLMC) and Fannie Mae (Federal National Mortgage Association or
        FNMA), indicated with a "+", are supported only by the right of the GSE to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. In September of 2008, the U.S. Treasury placed Fannie Mae and Freddie Mac under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to act as conservator and oversee their daily operations. In addition, the U.S. Treasury entered into purchase agreements with Fannie Mae and Freddie Mac to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund's investments in securities issued by Fannie Mae and Freddie Mac.

   (i) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (j) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

   (k) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a

================================================================================

48  | USAA SHORT-TERM BOND FUND

================================================================================

        resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933.
        Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (l) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  49

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $4,011,940)                              $3,979,474
   Cash                                                                                                187
   Receivables:
       Capital shares sold                                                                           2,386
       Dividends and interest                                                                       25,594
       Securities sold                                                                                 704
                                                                                                ----------
           Total assets                                                                          4,008,345
                                                                                                ----------
LIABILITIES
   Payables:
       Securities purchased                                                                          6,945
       Capital shares redeemed                                                                      10,831
       Dividends on capital shares                                                                     210
   Variation margin on futures contracts                                                                 2
   Accrued management fees                                                                             883
   Accrued transfer agent's fees                                                                       166
   Other accrued expenses and payables                                                                 196
                                                                                                ----------
       Total liabilities                                                                            19,233
                                                                                                ----------
               Net assets applicable to capital shares outstanding                              $3,989,112
                                                                                                ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $4,022,534
   Overdistribution of net investment income                                                            (7)
   Accumulated net realized loss on investments                                                       (949)
   Net unrealized depreciation of investments                                                      (32,466)
                                                                                                ----------
               Net assets applicable to capital shares outstanding                              $3,989,112
                                                                                                ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,391,395/153,974 shares outstanding)                        $     9.04
                                                                                                ==========
       Institutional Shares (net assets of $2,581,328/285,772 shares outstanding)               $     9.03
                                                                                                ==========
       Adviser Shares (net assets of $16,389/1,814 shares outstanding)                          $     9.04
                                                                                                ==========

See accompanying notes to financial statements.

================================================================================

50  | USAA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                                                       $    398
   Interest income                                                                                   46,061
                                                                                                   --------
     Total income                                                                                    46,459
                                                                                                   --------
EXPENSES
   Management fees                                                                                    5,486
   Administration and servicing fees:
     Fund Shares                                                                                      1,350
     Institutional Shares                                                                             1,127
     Adviser Shares                                                                                      12
   Transfer agent's fees:
     Fund Shares                                                                                      1,415
     Institutional Shares                                                                             1,127
     Adviser Shares                                                                                       6
   Distribution and service fees (Note 6D):
     Adviser Shares                                                                                      20
   Custody and accounting fees:
     Fund Shares                                                                                        116
     Institutional Shares                                                                               137
     Adviser Shares                                                                                       1
   Postage:
     Fund Shares                                                                                         60
     Institutional Shares                                                                                34
   Shareholder reporting fees:
     Fund Shares                                                                                         24
     Institutional Shares                                                                                 7
   Trustees' fees                                                                                        13
   Registration fees:
     Fund Shares                                                                                         71
     Institutional Shares                                                                                90
     Adviser Shares                                                                                       8
   Professional fees                                                                                     92
   Other                                                                                                 29
                                                                                                   --------
       Total expenses                                                                                11,225
                                                                                                   --------
NET INVESTMENT INCOME                                                                                35,234
                                                                                                   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on:
     Investments                                                                                       (592)
     Long-term capital gain distributions from other investment companies                                27
   Change in net unrealized appreciation/(depreciation)                                             (51,699)
                                                                                                   --------
       Net realized and unrealized loss                                                             (52,264)
                                                                                                   --------
   Decrease in net assets resulting from operations                                                $(17,030)
                                                                                                   ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  51

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

-----------------------------------------------------------------------------------------------------------
                                                                                  1/31/2016       7/31/2015
-----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                         $   35,234      $   66,134
   Net realized gain (loss) on investments                                             (592)            832
   Net realized gain on long-term capital gain distributions from
       other investment companies                                                        27               -
   Net realized loss on futures transactions                                              -          (1,219)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                  (51,699)        (31,394)
       Futures contracts                                                                  -             (49)
                                                                                 --------------------------
       Increase (decrease) in net assets resulting from operations                  (17,030)         34,304
                                                                                 --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                  (14,988)        (28,728)
       Institutional Shares                                                         (20,085)        (37,207)
       Adviser Shares                                                                  (116)           (205)
                                                                                 --------------------------
           Total distributions of net investment income                             (35,189)        (66,140)
                                                                                 --------------------------
   Net realized gains:
       Fund Shares                                                                        -            (848)
       Institutional Shares                                                               -          (1,033)
       Adviser Shares                                                                     -              (7)
                                                                                 --------------------------
           Total distributions of net realized gains                                      -          (1,888)
                                                                                 --------------------------
       Distributions to shareholders                                                (35,189)        (68,028)
                                                                                 --------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                     (408,745)        156,175
   Institutional Shares                                                             371,786         278,763
   Adviser Shares                                                                     3,293             374
                                                                                 --------------------------
       Total net increase (decrease) in net assets from
           capital share transactions                                               (33,666)        435,312
                                                                                 --------------------------
   Capital contribution from USAA Transfer Agency Company:
       Fund Shares                                                                        -               1
                                                                                 --------------------------
   Net increase (decrease) in net assets                                            (85,885)        401,589

NET ASSETS
   Beginning of period                                                            4,074,997       3,673,408
                                                                                 --------------------------
   End of period                                                                 $3,989,112      $4,074,997
                                                                                 ==========================
Overdistribution of net investment income:
   End of period                                                                 $       (7)     $      (52)
                                                                                 ==========================

See accompanying notes to financial statements.

================================================================================

52  | USAA SHORT-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Short-Term Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of three classes of shares: Short-Term Bond Fund Shares (Fund Shares), Short-Term Bond Fund Institutional Shares (Institutional Shares), and Short-Term Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and

================================================================================

54  | USAA SHORT-TERM BOND FUND

================================================================================

        asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

        adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of

================================================================================

56  | USAA SHORT-TERM BOND FUND

================================================================================

        securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include preferred stocks, which are valued based on methods discussed in
    Note 1A3. Additionally, certain bonds, are valued based on methods discussed in Note 1A1, and commercial paper and variable-rate demand notes, which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

    sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of January 31, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $6,945,000.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

58  | USAA SHORT-TERM BOND FUND

================================================================================

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $12,000, which represents 5.8% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2015, the Fund had net capital loss carryforwards of $436,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $495,504,000 and $719,193,000, respectively.

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $24,179,000 and $56,645,000, respectively, resulting in net unrealized depreciation of $32,466,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

60  | USAA SHORT-TERM BOND FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                            SIX-MONTH
                                          PERIOD ENDED                   YEAR ENDED
                                         JANUARY 31, 2016               JULY 31, 2015
  ---------------------------------------------------------------------------------------
                                        SHARES      AMOUNT           SHARES       AMOUNT
  ---------------------------------------------------------------------------------------
  FUND SHARES:
  Shares sold                           22,849    $ 207,765          69,188     $ 636,443
  Shares issued from
    reinvested dividends                 1,566       14,224           3,103        28,536
  Shares redeemed                      (69,714)    (630,734)        (55,335)     (508,804)
                                       --------------------------------------------------
  Net increase (decrease) from
    capital share transactions         (45,299)   $(408,745)         16,956     $ 156,175
                                       ==================================================
  INSTITUTIONAL SHARES:
  Shares sold                           66,845    $ 604,702          68,153     $ 626,637
  Shares issued from
    reinvested dividends                 2,181       19,799           3,884        35,703
  Shares redeemed                      (27,823)    (252,715)        (41,724)     (383,577)
                                       --------------------------------------------------
  Net increase from capital
    share transactions                  41,203    $ 371,786          30,313     $ 278,763
                                       ==================================================
  ADVISER SHARES:
  Shares sold                              638    $   5,820             517     $   4,766
  Shares issued from
    reinvested dividends                     9           77              14           130
  Shares redeemed                         (287)      (2,604)           (492)       (4,522)
                                       --------------------------------------------------
  Net increase from capital
    share transactions                     360    $   3,293              39     $     374
                                       ==================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    the day-to-day investment of a portion of the Fund's assets. For the six-month period ended January 31, 2016, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Short Investment Grade Funds Index. The Lipper Short Investment Grade Funds Index tracks the total return performance of the 30 largest funds in the Lipper Short Investment Grade Debt Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Funds Index over that period, even if the class had overall negative returns during the performance period.

================================================================================

62  | USAA SHORT-TERM BOND FUND

================================================================================

    For the six-month period ended January 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $5,486,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $228,000 and $375,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.03% and 0.03%, respectively. The Adviser Shares had no performance adjustment during the six-month period ended January 31, 2016.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,350,000, $1,127,000, and $12,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $53,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2016, the Fund Shares,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

    Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,415,000, $1,127,000, and $6,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $20,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
USAA Cornerstone Conservative                                          0.3
USAA Target Retirement Income                                          2.1
USAA Target Retirement 2020                                            1.9
USAA Target Retirement 2030                                            0.6
USAA Target Retirement 2040                                            0.0*
USAA Target Retirement 2060                                            0.0*

*Represents less than 0.1%

================================================================================

64  | USAA SHORT-TERM BOND FUND

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2016, USAA and its affiliates owned 542,000 Adviser Shares, which represents 29.9% of the Adviser Shares and 0.1% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended January 31, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                        COST TO     GAIN (LOSS)
SELLER                            PURCHASER            PURCHASER      TO SELLER
--------------------------------------------------------------------------------
USAA Intermediate-Term Bond   USAA Short-Term Bond    $14,461,000     $572,000
USAA Income                   USAA Short-Term Bond     10,070,000       79,000
USAA High Income              USAA Short-Term Bond     13,823,000      278,000
USAA Cornerstone Moderately
  Aggressive                  USAA Short-Term Bond     20,356,000      (15,000)
USAA Cornerstone Aggressive   USAA Short-Term Bond      1,187,000       (1,000)
USAA Cornerstone Moderately
  Conservative                USAA Short-Term Bond      3,273,000       (2,000)
USAA Cornerstone Moderate     USAA Short-Term Bond     11,675,000       (9,000)

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                 PERIOD ENDED
                                  JANUARY 31,                         YEAR ENDED JULY 31,
                                -------------------------------------------------------------------------------------
                                      2016           2015           2014           2013           2012           2011
                                -------------------------------------------------------------------------------------
Net asset value at
  beginning of period           $     9.15     $     9.23     $     9.19     $     9.24     $     9.20     $     9.21
                                -------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .08            .15            .17            .20            .25            .27
  Net realized and
    unrealized gain (loss)            (.11)          (.08)           .04           (.05)           .04           (.01)
                                -------------------------------------------------------------------------------------
Total from investment
  operations                          (.03)           .07            .21            .15            .29            .26
                                -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.08)          (.15)          (.17)          (.20)          (.25)          (.27)
  Realized capital gains                 -           (.00)(a)          -           (.00)(a)          -              -
                                -------------------------------------------------------------------------------------
Total distributions                   (.08)          (.15)          (.17)          (.20)          (.25)          (.27)
                                -------------------------------------------------------------------------------------
Net asset value at
  end of period                 $     9.04     $     9.15     $     9.23     $     9.19     $     9.24     $     9.20
                                =====================================================================================
Total return (%)*                     (.37)           .83           2.28           1.61           3.21           2.85
Net assets at end
  of period (000)               $1,391,395     $1,823,922     $1,683,052     $1,657,261     $2,246,096     $1,978,161
Ratios to average
  net assets:**
  Expenses (%)(b)                      .61(c)         .62            .63            .64            .63            .62
  Net investment
    income (%)                        1.67(c)        1.65           1.83           2.14           2.73           2.92
Portfolio turnover (%)                  13             31             28             25             36             26

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $1,787,479,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                         -              -           (.00%)(+)      (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

66  | USAA SHORT-TERM BOND FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                 PERIOD ENDED
                                  JANUARY 31,                              YEAR ENDED JULY 31,
                                -----------------------------------------------------------------------------------
                                      2016           2015           2014           2013         2012           2011
                                -----------------------------------------------------------------------------------
Net asset value at
  beginning of period           $     9.15     $     9.23     $     9.18     $     9.24     $   9.20       $   9.21
                                -----------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                .08            .16            .18            .21          .26            .29
  Net realized and
    unrealized gain (loss)            (.12)          (.08)           .05           (.06)         .04           (.01)
                                -----------------------------------------------------------------------------------
Total from investment
  operations                          (.04)           .08            .23            .15          .30            .28
                                -----------------------------------------------------------------------------------
Less distributions from:
  Net investment income               (.08)          (.16)          (.18)          (.21)        (.26)          (.29)
  Realized capital gains                 -           (.00)(a)          -           (.00)(a)        -              -
                                -----------------------------------------------------------------------------------
Total distributions                   (.08)          (.16)          (.18)          (.21)        (.26)          (.29)
                                -----------------------------------------------------------------------------------
Net asset value at
  end of period                 $     9.03     $     9.15     $     9.23     $     9.18     $   9.24       $   9.20
                                ===================================================================================
Total return (%)*                     (.43)           .95           2.54           1.66         3.37           3.09
Net assets at end
  of period (000)               $2,581,328     $2,237,771     $1,977,300     $1,697,847     $369,557       $118,103
Ratios to average
  net assets:**
  Expenses (%)(b)                      .50(d)         .50            .49            .48          .49            .39(c)
  Net investment
    income (%)                        1.78(d)        1.76           1.96           2.24         2.82           3.15
Portfolio turnover (%)                  13             31             28             25           36             26

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $2,243,660,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                         -              -           (.00%)(+)      (.00%)(+)    (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.41% of the Institutional
    Shares' average net assets.

(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  67

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                   SIX-MONTH
                                 PERIOD ENDED                                                           PERIOD ENDED
                                  JANUARY 31,                    YEAR ENDED JULY 31,                       JULY 31,
                                ------------------------------------------------------------------------------------
                                    2016          2015           2014          2013           2012           2011***
                                ------------------------------------------------------------------------------------
Net asset value at
  beginning of period           $   9.15       $  9.23        $  9.19        $ 9.24         $ 9.20         $ 9.21
                                ---------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .07           .13            .15           .17            .23            .24
  Net realized and
    unrealized gain (loss)          (.11)         (.08)           .04          (.05)           .04           (.01)
                                ---------------------------------------------------------------------------------
Total from investment
  operations                        (.04)          .05            .19           .12            .27            .23
                                ---------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.07)         (.13)          (.15)         (.17)          (.23)          (.24)
  Realized capital gains               -          (.00)(a)          -          (.00)(a)          -              -
                                ---------------------------------------------------------------------------------
Total distributions                 (.07)         (.13)          (.15)         (.17)          (.23)          (.24)
                                ---------------------------------------------------------------------------------
Net asset value at
  end of period                 $   9.04       $  9.15        $  9.23        $ 9.19         $ 9.24         $ 9.20
                                =================================================================================
Total return (%)*                   (.48)          .59           2.07          1.35           2.94           2.55
Net assets at
  end of period (000)           $ 16,389       $13,304        $13,056        $9,872         $6,992         $5,583
Ratios to average
  net assets:**
  Expenses (%)(b)                    .84(c)        .85(d)         .84           .90            .90            .90(c)
  Expenses, excluding
    reimbursements (%)(b)            .84(c)        .85            .84          1.01           1.11           1.65(c)
  Net investment income (%)         1.45(c)       1.41           1.62          1.85           2.46           2.64(c)
Portfolio turnover (%)                13            31             28            25             36             26

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $15,914,000.
*** Adviser Shares commenced operations on August 1, 2010.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -             -           (.00%)(+)     (.00%)(+)      (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to December 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares'
    average net assets.

================================================================================

68  | USAA SHORT-TERM BOND FUND

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

                                                           EXPENSE EXAMPLE |  69

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                           BEGINNING              ENDING             DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE        AUGUST 1, 2015 -
                                         AUGUST 1, 2015       JANUARY 31, 2016      JANUARY 31, 2016
                                         -----------------------------------------------------------
FUND SHARES
Actual                                      $1,000.00            $  996.30                $3.06

Hypothetical
  (5% return before expenses)                1,000.00             1,022.07                 3.10

INSTITUTIONAL SHARES
Actual                                       1,000.00               995.70                 2.51

Hypothetical
  (5% return before expenses)                1,000.00             1,022.62                 2.54

ADVISER SHARES
Actual                                       1,000.00               995.20                 4.21

Hypothetical
  (5% return before expenses)                1,000.00             1,020.91                 4.27

*Expenses are equal to the annualized expense ratio of 0.61% for Fund Shares, 0.50% for Institutional Shares, and 0.84% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (0.37)% for Fund Shares, (0.43)% for Institutional Shares, and (0.48)% for Adviser Shares for the six-month period of August 1, 2015, through January 31, 2016.

================================================================================

70  | USAA SHORT-TERM BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA         We know what it means to serve.(R)

   =============================================================================
   23426-0316                                (C)2016, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA SCIENCE & TECHNOLOGY FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA SCIENCE & TECHNOLOGY FUND
       FUND SHARES o ADVISER SHARES
       JANUARY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO               [PHOTO OF BROOKS ENGLEHARDT]
MAKE HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk.

From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         19

    Financial Statements                                                      21

    Notes to Financial Statements                                             24

EXPENSE EXAMPLE                                                               40

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202726-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA SCIENCE & TECHNOLOGY FUND (THE FUND) SEEKS LONG-TERM CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon at least 60 days' written notice to shareholders. The Fund may invest up to 50% of its assets in foreign securities purchased in either foreign or U.S. markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Wellington Management Company LLP

         ROBERT L. DERESIEWICZ                   ANITA M. KILLIAN, CFA
         JOHN F. AVERILL, CFA                    MICHAEL T. MASDEA
         BRUCE L. GLAZER

--------------------------------------------------------------------------------

o   PLEASE CHARACTERIZE THE PERFORMANCE OF THE MARKET OVER THE REPORTING PERIOD.

    For the reporting period ended January 31, 2016, concerns regarding the possibility of a significant slowdown in China's economic growth dominated headlines. Fears intensified in early August 2015 when China unexpectedly devalued its currency, the renminbi, triggering concerns regarding global disinflationary trends and a weaker than anticipated global growth backdrop. In September 2015, Chinese manufacturing activity fell to its lowest level since 2009. Investor risk tolerance also appeared to curtail due to the European Central Bank's downgrade of its Eurozone growth, inflation outlook and the cut in Brazil's credit rating to below investment grade. Global equities rallied in October 2015 amid increasing signs of extended monetary policy accommodations by major central banks. After much anticipation, on December 16, 2015, the Federal Reserve delivered its first interest rate increase since 2006, approving a small increase in the federal funds rate. The market initially reacted positively to the news, but remained volatile through the end of the reporting period as the S&P 500(R) Index (the Index) was down 4.96% in January 2016 alone.

    Seven of the 10 sectors within the Index posted negative returns for the reporting period. Materials, energy, financials, and health care were the bottom-performing sectors, while telecommunication services, utilities, and consumer staples led the Index.

================================================================================

2  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

o HOW DID THE USAA SCIENCE & TECHNOLOGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended January 31, 2016, the Fund Shares and Adviser Shares had total returns of -9.02% and -9.15%, respectively. This compares to returns of -6.77% for the Index, -3.39% for the S&P North American Technology Sector Index, -12.30% for the S&P 500(R) Health Care Sector Index, and -9.17% for the Lipper Science & Technology Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Wellington Management Company LLP (Wellington Management) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o   HOW DID THE FUND'S TECHNOLOGY PORTION PERFORM DURING THE REPORTING PERIOD?

    The technology portion of the Fund underperformed its benchmark, the S&P North American Technology Sector Index. Security selection drove relative underperformance, primarily due to unfavorable stock selection in semiconductors & semiconductor equipment, technology hardware, and communications equipment. Partially offsetting these negative results was strong selection within internet software & services sector. Industry allocation also detracted from relative performance as an underweight to software and an overweight to the poor-performing communications equipment industry detracted from results. The largest individual detractors included out-of-benchmark positions in GoPro, Inc. "A" (consumer durables & apparel) and Siltronic AG (semiconductors & semiconductor equipment), as well as Nimble Storage, Inc. (technology hardware & equipment). The managers eliminated the positions in GoPro,

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    Inc. "A" and Nimble Storage, Inc., prior to the end of the reporting period. Top contributors to relative performance included Heartland Payment Systems, Inc. (software & services), Apple, Inc. (technology hardware & equipment), and a lack of holdings in the benchmark constituent IBM Corp.

o   HOW DID THE FUND'S HEALTH CARE PORTION PERFORM DURING THE REPORTING PERIOD?

    The health care portion of the Fund underperformed its benchmark, the S&P Health Care Sector Index, over the reporting period. Sector allocation was the largest detractor from relative Fund performance, driven primarily by overweight allocations to underperforming biopharmaceutical small- and mid-cap companies. Partially offsetting these negative results from sector allocation was strong security selection in both areas. The largest individual detractors from performance included an underweight to Johnson & Johnson, and overweights in the biopharmaceutical companies Alkermes plc and Tetraphase Pharmaceutical, Inc. The top individual contributors were the biopharmaceutical companies Shionogi & Co. Ltd. and Bristol-Myers Squibb Co., as well as the Fund's lack of holdings in Valeant Pharmaceuticals International Inc.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems.

================================================================================

4  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

INVESTMENT OVERVIEW

USAA SCIENCE & TECHNOLOGY FUND SHARES (FUND SHARES)
(Ticker Symbol: USSCX)


--------------------------------------------------------------------------------
                                         1/31/16                     7/31/15
--------------------------------------------------------------------------------

Net Assets                           $824.9 Million              $853.8 Million
Net Asset Value Per Share                $19.70                      $23.07


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*            1 YEAR             5 YEARS            10 YEARS

       -9.02%                   2.33%              14.47%              8.50%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                            5 YEARS                         10 YEARS

   11.01%                             17.16%                          10.12%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------

                                    1.18%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    S&P 500         S&P NORTH AMERICAN    USAA SCIENCE &     LIPPER SCIENCE &
               HEALTH CARE SECTOR    TECHNOLOGY SECTOR   TECHNOLOGY FUND     TECHNOLOGY FUNDS      S&P 500
                     INDEX                 INDEX              SHARES               INDEX            INDEX
 1/31/2006        $10,000.00            $10,000.00          $10,000.00          $10,000.00        $10,000.00
 2/28/2006         10,093.65              9,846.16            9,752.21            9,835.83         10,027.14
 3/31/2006          9,977.30             10,067.76            9,911.50           10,080.88         10,151.95
 4/30/2006          9,664.07             10,001.79           10,000.00           10,079.45         10,288.27
 5/31/2006          9,476.69              9,267.40            9,389.38            9,316.25          9,992.16
 6/30/2006          9,479.66              9,139.53            9,212.39            9,146.17         10,005.70
 7/31/2006         10,000.71              8,748.68            8,991.15            8,705.60         10,067.42
 8/31/2006         10,300.86              9,433.16            9,460.18            9,190.73         10,306.96
 9/30/2006         10,448.15              9,811.69            9,699.12            9,488.69         10,572.57
10/31/2006         10,499.77             10,204.50            9,946.90            9,741.40         10,917.09
11/30/2006         10,468.48             10,573.60           10,238.94           10,159.51         11,124.68
12/31/2006         10,595.80             10,508.19           10,247.79           10,054.61         11,280.74
 1/31/2007         10,923.66             10,679.40           10,345.13           10,216.44         11,451.34
 2/28/2007         10,676.34             10,460.74           10,247.79           10,142.46         11,227.37
 3/31/2007         10,705.03             10,508.65           10,292.04           10,198.21         11,352.94
 4/30/2007         11,473.88             11,035.01           10,743.36           10,547.90         11,855.83
 5/31/2007         11,650.72             11,510.12           11,292.04           10,956.80         12,269.54
 6/30/2007         11,239.07             11,601.22           11,292.04           11,094.37         12,065.70
 7/31/2007         10,751.86             11,520.31           11,123.89           11,084.15         11,691.60
 8/31/2007         11,025.43             11,853.51           11,389.38           11,317.00         11,866.86
 9/30/2007         11,356.80             12,344.98           11,858.41           11,910.11         12,310.67
10/31/2007         11,577.85             13,170.04           12,283.19           12,635.14         12,506.49
11/30/2007         11,708.06             12,137.98           11,530.97           11,682.67         11,983.64
12/31/2007         11,353.49             12,287.98           11,433.63           11,739.30         11,900.50
 1/31/2008         10,806.90             10,732.29           10,300.88           10,218.74         11,186.69
 2/29/2008         10,562.98             10,365.14            9,938.05            9,966.73         10,823.28
 3/31/2008         10,045.67             10,459.41            9,769.91            9,899.34         10,776.55
 4/30/2008         10,199.33             11,220.22           10,566.37           10,657.34         11,301.40
 5/31/2008         10,405.55             11,930.43           11,088.50           11,256.56         11,447.78
 6/30/2008          9,921.36             10,794.14           10,283.19           10,270.54         10,482.69
 7/31/2008         10,423.25             10,721.79           10,097.35           10,058.30         10,394.57
 8/31/2008         10,635.77             10,954.00           10,265.49           10,246.33         10,544.93
 9/30/2008          9,970.19              9,442.01            8,831.86            8,743.72          9,605.30
10/31/2008          8,804.18              7,709.62            6,982.30            7,162.25          7,992.11
11/30/2008          8,205.04              6,841.25            6,238.94            6,336.38          7,418.64
12/31/2008          8,763.75              6,963.25            6,486.73            6,562.52          7,497.57
 1/31/2009          8,654.82              6,811.91            6,318.58            6,416.09          6,865.63
 2/28/2009          7,573.31              6,520.71            5,823.01            6,166.99          6,134.59
 3/31/2009          8,062.92              7,292.87            6,486.73            6,848.81          6,671.95
 4/30/2009          8,003.34              8,277.32            7,123.89            7,696.73          7,310.52
 5/31/2009          8,552.60              8,810.12            7,460.18            8,018.99          7,719.42
 6/30/2009          8,778.94              8,789.84            7,690.27            8,173.24          7,734.73
 7/31/2009          9,297.24              9,587.29            8,336.28            8,843.17          8,319.77
 8/31/2009          9,516.39              9,823.03            8,575.22            9,062.10          8,620.15
 9/30/2009          9,615.86             10,273.34            8,982.30            9,610.15          8,941.81
10/31/2009          9,401.63             10,187.68            8,690.27            9,284.39          8,775.70
11/30/2009         10,276.46             10,719.39            9,247.79            9,741.91          9,302.09
12/31/2009         10,490.10             11,363.12            9,778.76           10,362.20          9,481.77
 1/31/2010         10,541.70             10,424.71            9,185.84            9,624.91          9,140.67
 2/28/2010         10,570.80             10,876.67            9,477.88           10,014.84          9,423.83
 3/31/2010         10,847.15             11,636.79           10,088.50           10,703.56          9,992.51
 4/30/2010         10,431.43             11,837.08           10,176.99           10,942.95         10,150.27
 5/31/2010          9,730.08             10,894.73            9,415.93           10,193.78          9,339.76
 6/30/2010          9,568.00             10,181.96            8,893.81            9,582.98          8,850.84
 7/31/2010          9,696.82             10,952.50            9,424.78           10,189.10          9,470.96
 8/31/2010          9,552.55             10,225.17            8,938.05            9,670.25          9,043.40
 9/30/2010         10,415.25             11,520.64           10,106.19           10,910.12          9,850.47
10/31/2010         10,636.98             12,237.73           10,513.27           11,528.32         10,225.27
11/30/2010         10,331.38             12,178.91           10,504.42           11,580.01         10,226.59
12/31/2010         10,794.34             12,800.92           11,106.19           12,212.05         10,910.04
 1/31/2011         10,848.72             13,300.78           11,504.42           12,625.87         11,168.63
 2/28/2011         11,189.03             13,610.97           11,876.11           13,071.56         11,551.25
 3/31/2011         11,401.05             13,346.81           11,876.11           12,972.61         11,555.85
 4/30/2011         12,143.99             13,759.08           12,398.23           13,441.69         11,898.08
 5/31/2011         12,437.91             13,539.19           12,415.93           13,256.95         11,763.40
 6/30/2011         12,298.49             13,187.80           12,115.04           12,822.60         11,567.31
 7/31/2011         11,822.88             13,173.12           11,734.51           12,459.74         11,332.09
 8/31/2011         11,577.62             12,343.59           10,929.20           11,525.58         10,716.51
 9/30/2011         11,066.14             11,786.11           10,380.53           10,770.82          9,963.16
10/31/2011         11,702.76             13,182.37           11,469.03           12,106.33         11,052.06
11/30/2011         11,823.78             12,925.39           11,212.39           11,778.88         11,027.63
12/31/2011         12,168.82             12,688.85           11,044.25           11,502.53         11,140.44
 1/31/2012         12,546.19             13,686.83           11,752.21           12,466.38         11,639.70
 2/29/2012         12,707.81             14,504.64           12,362.83           13,276.95         12,143.03
 3/31/2012         13,271.51             15,170.96           12,982.30           13,865.93         12,542.64
 4/30/2012         13,242.76             14,969.24           12,946.90           13,491.07         12,463.91
 5/31/2012         12,765.50             13,666.88           12,026.55           12,299.12         11,714.82
 6/30/2012         13,503.43             14,105.93           12,548.67           12,690.59         12,197.50
 7/31/2012         13,646.51             14,128.40           12,601.77           12,593.21         12,366.91
 8/31/2012         13,788.43             14,752.69           13,044.25           13,175.77         12,645.45
 9/30/2012         14,335.18             14,937.67           13,336.28           13,409.38         12,972.23
10/31/2012         14,291.09             14,082.22           12,539.82           12,613.42         12,732.71
11/30/2012         14,374.46             14,392.40           12,946.90           12,930.95         12,806.57
12/31/2012         14,345.51             14,621.93           13,044.25           13,172.93         12,923.30
 1/31/2013         15,418.05             15,228.99           13,858.41           13,735.99         13,592.66
 2/28/2013         15,616.11             15,356.08           14,017.70           13,775.42         13,777.18
 3/31/2013         16,614.16             15,780.60           14,460.18           14,129.27         14,293.87
 4/30/2013         17,095.54             15,859.95           14,557.52           14,020.12         14,569.26
 5/31/2013         17,376.15             16,596.05           15,008.85           14,673.54         14,910.06
 6/30/2013         17,251.28             16,173.22           14,743.36           14,503.02         14,709.84
 7/31/2013         18,508.81             16,916.14           15,734.51           15,481.86         15,458.34
 8/31/2013         17,862.71             16,749.22           15,548.67           15,415.18         15,010.64
 9/30/2013         18,427.44             17,457.79           16,690.27           16,333.93         15,481.36
10/31/2013         19,221.81             18,159.13           17,053.10           16,667.96         16,193.01
11/30/2013         20,126.96             18,839.76           17,699.12           17,164.41         16,686.47
12/31/2013         20,293.25             19,677.09           18,411.39           18,019.59         17,108.91
 1/31/2014         20,482.90             19,287.10           18,939.62           17,945.79         16,517.38
 2/28/2014         21,747.45             20,252.96           20,149.76           18,968.93         17,272.95
 3/31/2014         21,472.25             20,052.26           19,294.98           18,461.85         17,418.14
 4/30/2014         21,365.55             19,749.43           18,805.16           17,770.95         17,546.90
 5/31/2014         21,960.50             20,463.87           19,573.51           18,381.32         17,958.80
 6/30/2014         22,441.34             21,055.95           20,380.27           19,157.04         18,329.78
 7/31/2014         22,473.54             21,126.29           20,130.55           18,869.83         18,077.00
 8/31/2014         23,564.60             22,004.71           21,004.54           19,647.94         18,800.17
 9/30/2014         23,665.51             21,673.43           20,610.77           19,255.28         18,536.52
10/31/2014         24,932.40             21,943.45           21,263.86           19,672.53         18,989.28
11/30/2014         25,773.82             22,929.95           22,272.31           20,325.04         19,499.99
12/31/2014         25,434.85             22,684.19           22,083.36           20,228.07         19,450.87
 1/31/2015         25,746.65             21,866.35           22,094.13           19,710.62         18,866.97
 2/28/2015         26,859.80             23,698.61           23,419.13           21,258.17         19,951.28
 3/31/2015         27,095.89             23,021.22           23,311.41           20,947.72         19,635.76
 4/30/2015         26,732.65             23,593.13           23,451.45           21,039.30         19,824.13
 5/31/2015         27,943.95             24,081.72           24,431.73           21,722.11         20,079.05
 6/30/2015         27,865.89             23,205.44           24,043.93           21,041.94         19,690.36
 7/31/2015         28,647.29             24,127.11           24,851.85           21,324.19         20,102.90
 8/31/2015         26,389.58             22,824.19           23,203.68           19,981.69         18,890.01
 9/30/2015         24,893.20             22,556.08           22,288.03           19,473.33         18,422.61
10/31/2015         26,822.72             25,068.83           24,453.28           21,255.95         19,976.63
11/30/2015         26,712.23             25,393.45           24,722.59           21,657.47         20,036.04
12/31/2015         27,187.50             24,931.57           24,514.15           21,194.07         19,720.03
 1/31/2016         25,122.79             23,310.11           22,609.02           19,369.00         18,741.45

                                   [END CHART]

                       Data from 1/31/06 through 1/31/16.

                       See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Science & Technology Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

6  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

The graph on page 6 illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund Shares to the following benchmarks:

o The unmanaged S&P 500 Health Care Sector Index comprises U.S. traded stocks that are members of either the S&P Total Market Index (TMI) or the S&P/TSX Composite Index, and are classified within the health care sector of the Global Industry Classification System (GICS(R)).

o The unmanaged S&P North American Technology Sector Index provides investors with a benchmark that represents U.S. securities classified under the GICS(R) technology sector and internet retail sub-industry.

o The unmanaged Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds in the Lipper Science & Technology Funds category.

o The unmanaged, broad-based composite S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA SCIENCE & TECHNOLOGY FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: USTCX)


--------------------------------------------------------------------------------
                                         1/31/16                    7/31/15
--------------------------------------------------------------------------------

Net Assets                           $115.6 Million              $122.0 Million
Net Asset Value Per Share                $19.40                      $22.77


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*        1 YEAR         5 YEAR      SINCE INCEPTION 8/01/10

       -9.15%               2.01%         14.20%               16.59%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                      5 YEAR                 SINCE INCEPTION 8/01/10

   10.74%                      16.89%                         18.64%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------

                                      1.42%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                S&P 500 HEALTH      USAA SCIENCE &     S&P NORTH AMERICAN                 LIPPER SCIENCE
                 CARE SECTOR          TECHNOLOGY        TECHNOLOGY SECTOR    S&P 500       & TECHNOLOGY
                    INDEX           ADVISER SHARES            INDEX           INDEX         FUNDS INDEX
 7/31/2010        $10,000.00          $10,000.00           $10,000.00       $10,000.00      $10,000.00
 8/31/2010          9,851.22            9,308.12             9,335.92         9,548.56        9,490.77
 9/30/2010         10,740.89           10,525.83            10,518.72        10,400.72       10,707.64
10/31/2010         10,969.56           10,950.18            11,173.45        10,796.45       11,314.36
11/30/2010         10,654.40           10,940.96            11,119.75        10,797.84       11,365.09
12/31/2010         11,131.83           11,568.27            11,687.66        11,519.47       11,985.40
 1/31/2011         11,187.91           11,974.17            12,144.05        11,792.50       12,391.54
 2/28/2011         11,538.86           12,361.62            12,427.26        12,196.50       12,828.96
 3/31/2011         11,757.51           12,352.40            12,186.08        12,201.36       12,731.84
 4/30/2011         12,523.68           12,896.68            12,562.49        12,562.70       13,192.22
 5/31/2011         12,826.79           12,905.90            12,361.73        12,420.50       13,010.91
 6/30/2011         12,683.01           12,592.25            12,040.90        12,213.46       12,584.62
 7/31/2011         12,192.53           12,195.57            12,027.50        11,965.10       12,228.49
 8/31/2011         11,939.61           11,346.86            11,270.11        11,315.13       11,311.67
 9/30/2011         11,412.13           10,784.13            10,761.11        10,519.69       10,570.92
10/31/2011         12,068.66           11,909.59            12,035.94        11,669.42       11,881.64
11/30/2011         12,193.46           11,642.07            11,801.31        11,643.64       11,560.27
12/31/2011         12,549.29           11,466.79            11,585.35        11,762.74       11,289.04
 1/31/2012         12,938.46           12,195.57            12,496.54        12,289.89       12,235.01
 2/29/2012         13,105.13           12,822.88            13,243.22        12,821.33       13,030.53
 3/31/2012         13,686.45           13,468.63            13,851.59        13,243.27       13,608.59
 4/30/2012         13,656.80           13,431.73            13,667.41        13,160.15       13,240.68
 5/31/2012         13,164.63           12,472.32            12,478.32        12,369.21       12,070.86
 6/30/2012         13,925.62           13,007.38            12,879.19        12,878.85       12,455.06
 7/31/2012         14,073.18           13,062.73            12,899.70        13,057.72       12,359.49
 8/31/2012         14,219.53           13,514.76            13,469.70        13,351.82       12,931.24
 9/30/2012         14,783.38           13,819.19            13,638.59        13,696.85       13,160.52
10/31/2012         14,737.91           12,998.15            12,857.54        13,443.95       12,379.33
11/30/2012         14,823.89           13,404.06            13,140.74        13,521.94       12,690.96
12/31/2012         14,794.03           13,505.54            13,350.31        13,645.19       12,928.45
 1/31/2013         15,900.10           14,354.24            13,904.58        14,351.94       13,481.06
 2/28/2013         16,104.36           14,511.07            14,020.62        14,546.77       13,519.76
 3/31/2013         17,133.61           14,972.32            14,408.21        15,092.32       13,867.05
 4/30/2013         17,630.04           15,073.80            14,480.66        15,383.10       13,759.92
 5/31/2013         17,919.43           15,535.06            15,152.75        15,742.94       14,401.21
 6/30/2013         17,790.65           15,249.08            14,766.69        15,531.53       14,233.85
 7/31/2013         19,087.50           16,273.06            15,445.00        16,321.84       15,194.53
 8/31/2013         18,421.20           16,088.56            15,292.60        15,849.13       15,129.09
 9/30/2013         19,003.58           17,260.15            15,939.55        16,346.15       16,030.79
10/31/2013         19,822.79           17,638.38            16,579.89        17,097.55       16,358.62
11/30/2013         20,756.24           18,293.36            17,201.33        17,618.58       16,845.85
12/31/2013         20,927.74           19,024.76            17,965.84        18,064.61       17,685.16
 1/31/2014         21,123.31           19,564.89            17,609.77        17,440.04       17,612.73
 2/28/2014         22,427.40           20,815.20            18,491.63        18,237.82       18,616.88
 3/31/2014         22,143.60           19,934.98            18,308.38        18,391.12       18,119.21
 4/30/2014         22,033.56           19,424.86            18,031.89        18,527.07       17,441.13
 5/31/2014         22,647.11           20,225.06            18,684.20        18,961.97       18,040.17
 6/30/2014         23,142.99           21,055.26            19,224.79        19,353.68       18,801.50
 7/31/2014         23,176.20           20,785.19            19,289.01        19,086.78       18,519.63
 8/31/2014         24,301.37           21,685.41            20,091.04        19,850.34       19,283.29
 9/30/2014         24,405.44           21,275.31            19,788.56        19,571.97       18,897.92
10/31/2014         25,711.94           21,955.48            20,035.10        20,050.02       19,307.42
11/30/2014         26,579.66           22,995.74            20,935.80        20,589.26       19,947.83
12/31/2014         26,230.10           22,792.97            20,711.42        20,537.39       19,852.66
 1/31/2015         26,551.65           22,804.21            19,964.71        19,920.87       19,344.80
 2/28/2015         27,699.59           24,153.57            21,637.62        21,065.76       20,863.64
 3/31/2015         27,943.07           24,052.37            21,019.14        20,732.61       20,558.95
 4/30/2015         27,568.47           24,187.31            21,541.31        20,931.50       20,648.83
 5/31/2015         28,817.64           25,188.08            21,987.41        21,200.67       21,318.97
 6/30/2015         28,737.14           24,772.03            21,187.34        20,790.26       20,651.42
 7/31/2015         29,542.98           25,604.14            22,028.86        21,225.85       20,928.44
 8/31/2015         27,214.68           23,906.19            20,839.25        19,945.21       19,610.85
 9/30/2015         25,671.51           22,961.64            20,594.45        19,451.70       19,111.92
10/31/2015         27,661.36           25,188.08            22,888.68        21,092.53       20,861.46
11/30/2015         27,547.41           25,446.71            23,185.06        21,155.25       21,255.53
12/31/2015         28,037.54           25,240.36            22,763.35        20,821.59       20,800.73
 1/31/2016         25,908.27           23,261.90            21,282.91        19,788.34       19,009.53

                                   [END CHART]

                       Data from 7/31/10 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Science & Technology Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the S&P 500 Health Care Sector Index, S&P North American Technology Sector Index, S&P 500 Index, and the Lipper Science & Technology Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Science & Technology Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/16 o
                                (% of Net Assets)

Alphabet, Inc. "A" ........................................................  8.6%
Facebook, Inc. "A" ........................................................  6.3%
Microsoft Corp. ...........................................................  5.9%
Amazon.com, Inc. ..........................................................  4.4%
Visa, Inc. "A" ............................................................  3.9%
Apple, Inc. ...............................................................  3.8%
Accenture plc "A" .........................................................  1.9%
Cognizant Technology Solutions Corp. "A" ..................................  1.5%
Allergan plc ..............................................................  1.5%
Genpact Ltd. ..............................................................  1.5%

                         o SECTOR ALLOCATION - 1/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

INFORMATION TECHNOLOGY                                                     65.3%
HEALTH CARE                                                                24.0%
CONSUMER DISCRETIONARY                                                      6.3%
INDUSTRIALS                                                                 3.2%
CONSUMER STAPLES                                                            0.3%
MONEY MARKET INSTRUMENTS                                                    1.0%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 11-18.

================================================================================

10  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (99.1%)

             COMMON STOCKS (98.1%)

             CONSUMER DISCRETIONARY (6.3%)
             -----------------------------
             CONSUMER ELECTRONICS (0.3%)
   118,900   Sony Corp.(a)                                                                      $  2,845
                                                                                                --------
             INTERNET RETAIL (6.0%)
    71,041   Amazon.com, Inc.*                                                                    41,701
    56,476   Expedia, Inc.                                                                         5,706
     8,654   Priceline Group, Inc.*                                                                9,216
                                                                                                --------
                                                                                                  56,623
                                                                                                --------
             Total Consumer Discretionary                                                         59,468
                                                                                                --------
             CONSUMER STAPLES (0.3%)
             -----------------------
             DRUG RETAIL (0.3%)
    19,380   CVS Health Corp.                                                                      1,872
    12,013   Walgreens Boots Alliance, Inc.                                                          958
                                                                                                --------
                                                                                                   2,830
                                                                                                --------
             Total Consumer Staples                                                                2,830
                                                                                                --------
             HEALTH CARE (24.0%)
             -------------------
             BIOTECHNOLOGY (4.8%)
    18,550   Acorda Therapeutics, Inc.*                                                              683
    16,221   Alder BioPharmaceuticals, Inc.*                                                         392
    87,690   Alkermes plc*                                                                         2,807
    26,700   Alnylam Pharmaceuticals, Inc.*                                                        1,841
    30,955   Anacor Pharmaceuticals, Inc.*                                                         2,326
   349,620   Arena Pharmaceuticals, Inc.*                                                            528
   115,116   BioCryst Pharmaceuticals, Inc.*                                                         802
     4,412   Biogen, Inc.*                                                                         1,205
    55,020   Cepheid, Inc.*                                                                        1,620
     1,800   Chiasma, Inc.*                                                                           19
    81,744   Dicerna Pharmaceuticals, Inc.*                                                          536
    36,576   Five Prime Therapeutics, Inc.*                                                        1,315
    56,024   Galapagos N.V.*                                                                       2,792
   104,018   Gilead Sciences, Inc.                                                                 8,633
    59,694   GlycoMimetics, Inc.*                                                                    281

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
    38,211   Incyte Corp.*                                                                      $  2,696
    24,349   Innate Pharma S.A.*(a)                                                                  325
    65,760   Ironwood Pharmaceuticals, Inc.*                                                         607
    22,750   Nivalis Therapeutics, Inc.*                                                             107
    85,070   Otonomy, Inc.*                                                                        1,269
    31,370   Portola Pharmaceuticals, Inc.*                                                        1,036
    16,290   PTC Therapeutics, Inc.*                                                                 388
    14,361   Regeneron Pharmaceuticals, Inc.*                                                      6,033
    69,510   Regulus Therapeutics, Inc.*                                                             402
   134,530   Rigel Pharmaceuticals, Inc.*                                                            370
    11,916   Seattle Genetics, Inc.*                                                                 393
    29,520   T2 Biosystems, Inc.*                                                                    262
    53,088   TESARO, Inc.*                                                                         1,834
    60,363   Trevena, Inc.*                                                                          439
    23,972   Vertex Pharmaceuticals, Inc.*                                                         2,175
    51,800   Voyager Therapeutics, Inc.*                                                             553
                                                                                                --------
                                                                                                  44,669
                                                                                                --------
             HEALTH CARE DISTRIBUTORS (0.9%)
    47,380   Cardinal Health, Inc.                                                                 3,855
    30,840   McKesson Corp.                                                                        4,965
                                                                                                --------
                                                                                                   8,820
                                                                                                --------
             HEALTH CARE EQUIPMENT (5.1%)
   128,860   Abbott Laboratories                                                                   4,877
    78,790   AtriCure, Inc.*                                                                       1,377
    99,896   Baxter International, Inc.                                                            3,656
    27,521   Becton, Dickinson & Co.                                                               4,001
   322,960   Boston Scientific Corp.*                                                              5,662
    83,120   ConforMIS, Inc.*                                                                        914
    37,810   EndoChoice Holdings, Inc.*                                                              227
   129,351   Globus Medical, Inc. "A"*                                                             3,227
    15,050   HeartWare International, Inc.*                                                          604
    21,528   Invuity, Inc.*                                                                          165
    96,520   K2M Group Holdings, Inc.*                                                             1,372
   149,459   Medtronic plc                                                                        11,347
    64,057   St. Jude Medical, Inc.                                                                3,386
    37,910   Stryker Corp.                                                                         3,759
    13,531   Teleflex, Inc.                                                                        1,836
   103,895   TriVascular Technologies, Inc.*                                                         583
     9,314   Zimmer Biomet Holdings, Inc.                                                            925
                                                                                                --------
                                                                                                  47,918
                                                                                                --------
             HEALTH CARE FACILITIES (0.8%)
    19,310   Acadia Healthcare Co., Inc.*                                                          1,178
   198,357   Georgia Healthcare Group plc*(a),(b)                                                    492

================================================================================

12  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
    52,920   HCA Holdings, Inc.*                                                                $  3,682
     9,020   LifePoint Health, Inc.*                                                                 630
    14,330   Universal Health Services, Inc. "B"                                                   1,614
                                                                                                --------
                                                                                                   7,596
                                                                                                --------
             HEALTH CARE SERVICES (0.5%)
    82,950   Envision Healthcare Holdings, Inc.*                                                   1,833
    50,382   Team Health Holdings, Inc.*                                                           2,059
    57,934   Teladoc, Inc.*                                                                          941
                                                                                                --------
                                                                                                   4,833
                                                                                                --------
             HEALTH CARE SUPPLIES (0.1%)
    15,057   DENTSPLY International, Inc.                                                            887
    33,160   Endologix, Inc.*                                                                        236
                                                                                                --------
                                                                                                   1,123
                                                                                                --------
             HEALTH CARE TECHNOLOGY (1.8%)
    68,105   Allscripts Healthcare Solutions, Inc.*                                                  938
    12,050   athenahealth, Inc.*                                                                   1,709
    51,786   Cerner Corp.*                                                                         3,004
    37,059   Inovalon Holdings, Inc. "A"*                                                            626
   462,560   M3, Inc.(a)                                                                          10,625
                                                                                                --------
                                                                                                  16,902
                                                                                                --------
             LIFE SCIENCES TOOLS & SERVICES (1.0%)
    46,910   Agilent Technologies, Inc.                                                            1,766
    15,170   Illumina, Inc.*                                                                       2,396
    22,330   PRA Health Sciences, Inc.*                                                              962
     1,120   Quintiles Transnational Holdings, Inc.*                                                  68
    34,010   Thermo Fisher Scientific, Inc.                                                        4,492
                                                                                                --------
                                                                                                   9,684
                                                                                                --------
             MANAGED HEALTH CARE (2.0%)
    48,210   Aetna, Inc.                                                                           4,910
   201,920   Qualicorp S.A.                                                                          681
   100,740   UnitedHealth Group, Inc.                                                             11,601
    23,570   WellCare Health Plans, Inc.*                                                          1,791
                                                                                                --------
                                                                                                  18,983
                                                                                                --------
             PHARMACEUTICALS (7.0%)
    73,411   Aerie Pharmaceuticals, Inc.*                                                          1,214
    50,550   Allergan plc*                                                                        14,378
   191,100   AstraZeneca plc ADR                                                                   6,157
   201,800   Bristol-Myers Squibb Co.                                                             12,544
    48,480   Daiichi Sankyo Co., Ltd.(a)                                                           1,013
    28,300   Eisai Co., Ltd.(a)                                                                    1,708
    52,500   Eli Lilly and Co.                                                                     4,153

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
    39,460   Intersect ENT, Inc.*                                                               $    704
    12,620   Johnson & Johnson                                                                     1,318
    61,655   Medicines Co.*                                                                        2,131
    48,340   MediWound Ltd.*                                                                         327
    57,670   Merck & Co., Inc.                                                                     2,922
   107,180   Mylan N.V.*                                                                           5,647
    52,600   MyoKardia, Inc.*                                                                        473
   123,440   Nabriva Therapeutics AG ADR*                                                          1,045
    34,630   Ocular Therapeutix, Inc.*                                                               212
     8,210   Ono Pharmaceutical Co. Ltd.(a)                                                        1,324
    19,541   Revance Therapeutics, Inc.*                                                             405
   106,380   Shionogi & Co. Ltd.(a)                                                                4,633
    89,668   Tetraphase Pharmaceuticals, Inc.*                                                       488
    24,920   UCB S.A.(a)                                                                           2,135
    85,057   XenoPort, Inc.*                                                                         423
                                                                                                --------
                                                                                                  65,354
                                                                                                --------
             Total Health Care                                                                   225,882
                                                                                                --------
             INDUSTRIALS (3.1%)
             ------------------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
    93,780   Nidec Corp.(a)                                                                        6,391
                                                                                                --------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.4%)
    78,070   WageWorks, Inc.*                                                                      3,493
                                                                                                --------
             RESEARCH & CONSULTING SERVICES (2.0%)
    76,229   Equifax, Inc.                                                                         8,065
   110,333   Huron Consulting Group, Inc.*                                                         6,191
   191,473   TransUnion*                                                                           4,737
                                                                                                --------
                                                                                                  18,993
                                                                                                --------
             Total Industrials                                                                    28,877
                                                                                                --------
             INFORMATION TECHNOLOGY (64.4%)
             ------------------------------
             APPLICATION SOFTWARE (1.0%)
    14,815   Adobe Systems, Inc.*                                                                  1,320
   117,641   Mobileye N.V.*                                                                        3,192
    79,069   Workday, Inc. "A"*                                                                    4,982
                                                                                                --------
                                                                                                   9,494
                                                                                                --------
             COMMUNICATIONS EQUIPMENT (1.3%)
    77,155   Arista Networks, Inc.*                                                                4,632
   284,311   CIENA Corp.*                                                                          5,052
   347,297   Ruckus Wireless, Inc.*                                                                2,921
                                                                                                --------
                                                                                                  12,605
                                                                                                --------

================================================================================

14  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             DATA PROCESSING & OUTSOURCED SERVICES (13.0%)
    43,808   Alliance Data Systems Corp.*                                                       $  8,752
   110,497   Automatic Data Processing, Inc.                                                       9,181
   114,289   Cardtronics, Inc.*                                                                    3,521
   594,629   Genpact Ltd.*                                                                        14,224
   208,225   Global Payments, Inc.                                                                12,275
   136,287   Heartland Payment Systems, Inc.                                                      12,549
   108,866   PayPal Holdings, Inc.*                                                                3,935
    94,119   Vantiv, Inc. "A"*                                                                     4,428
   356,357   VeriFone Systems, Inc.*                                                               8,335
   488,552   Visa, Inc. "A"                                                                       36,392
    88,544   WEX, Inc.*                                                                            6,429
   471,100   Worldpay Group plc*(a)                                                                2,110
                                                                                                --------
                                                                                                 122,131
                                                                                                --------
             ELECTRONIC COMPONENTS (2.9%)
   223,300   Alps Electric Co. Ltd.(a)                                                             4,410
    91,380   Largan Precision Co. Ltd.(a)                                                          6,653
    43,290   Murata Manufacturing Co. Ltd.(a)                                                      5,003
 3,642,630   Sunny Optical Technology Group Co. Ltd.(a)                                            7,719
    56,290   TDK Corp.(a)                                                                          3,086
                                                                                                --------
                                                                                                  26,871
                                                                                                --------
             HOME ENTERTAINMENT SOFTWARE (1.3%)
   118,982   Electronic Arts, Inc.*                                                                7,679
    29,300   Nintendo Co., Ltd.(a)                                                                 4,127
                                                                                                --------
                                                                                                  11,806
                                                                                                --------
             INTERNET SOFTWARE & SERVICES (17.7%)
    56,559   Alibaba Group Holding Ltd. ADR*                                                       3,791
   106,314   Alphabet, Inc. "A"*                                                                  80,942
    16,055   Alphabet, Inc. "C"*                                                                  11,928
   151,029   Dropbox, Inc., acquired 5/01/2012; cost $1,367*(c),(d),(e)                            1,777
    98,150   Everyday Health, Inc.*                                                                  452
   525,556   Facebook, Inc. "A"*                                                                  58,973
   440,565   Tencent Holdings Ltd.(a)                                                              8,323
                                                                                                --------
                                                                                                 166,186
                                                                                                --------
             IT CONSULTING & OTHER SERVICES (4.3%)
   165,808   Accenture plc "A"                                                                    17,499
   228,507   Cognizant Technology Solutions Corp. "A"*                                            14,467
   194,300   SCSK Corp.(a)                                                                         8,512
                                                                                                --------
                                                                                                  40,478
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             SEMICONDUCTOR EQUIPMENT (3.2%)
   539,462   Applied Materials, Inc.                                                            $  9,521
    65,844   ASML Holding N.V.                                                                     6,047
    30,900   Disco Corp.(a)                                                                        2,928
    71,013   Lam Research Corp.                                                                    5,098
    64,354   MKS Instruments, Inc.                                                                 2,281
   166,214   Siltronic AG*(a)                                                                      3,028
   194,130   SunEdison Semiconductor Ltd.*                                                         1,204
                                                                                                --------
                                                                                                  30,107
                                                                                                --------
             SEMICONDUCTORS (7.5%)
 1,391,000   Advanced Semiconductor Engineering, Inc.(a)                                           1,490
    89,371   Avago Technologies Ltd.                                                              11,950
    27,115   Cavium Networks, Inc.*                                                                1,567
 2,200,000   Inotera Memories, Inc.*(a)                                                            1,901
   229,501   Linear Technology Corp.                                                               9,807
    36,600   M/A-COM Technology Solutions Holdings, Inc.*                                          1,409
   184,000   MediaTek, Inc.(a)                                                                     1,196
   206,543   Microchip Technology, Inc.                                                            9,255
    78,178   NXP Semiconductors N.V.*                                                              5,846
   412,815   ON Semiconductor Corp.*                                                               3,534
   683,000   Powertech Technology, Inc.(a)                                                         1,437
    41,400   ROHM Co., Ltd.(a)                                                                     1,884
    67,817   Silicon Motion Technology Corp. ADR                                                   2,109
 1,099,000   Siliconware Precision Industries Co., Ltd.(a)                                         1,699
   109,298   Skyworks Solutions, Inc.                                                              7,533
 1,596,655   Taiwan Semiconductor Manufacturing Co. Ltd.(a)                                        6,813
 1,006,000   Win Semiconductors Corp.(a)                                                           1,599
                                                                                                --------
                                                                                                  71,029
                                                                                                --------
             SYSTEMS SOFTWARE (7.2%)
    60,245   Fleetmatics Group plc*                                                                2,615
 1,007,291   Microsoft Corp.                                                                      55,492
   151,193   ServiceNow, Inc.*                                                                     9,406
                                                                                                --------
                                                                                                  67,513
                                                                                                --------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (5.0%)
   366,335   Apple, Inc.                                                                          35,659
   186,500   FUJIFILM Holdings Corp.(a)                                                            7,200
   263,960   Pure Storage, Inc. "A"*                                                               3,434
    94,942   Pure Storage, Inc. "B", acquired 4/16/2014; cost $1,493*(c),(d),(e)                   1,235
                                                                                                --------
                                                                                                  47,528
                                                                                                --------
             Total Information Technology                                                        605,748
                                                                                                --------
             Total Common Stocks (cost: $768,373)                                                922,805
                                                                                                --------

================================================================================

16  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS (1.0%)

             INDUSTRIALS (0.1%)
             ------------------
             INDUSTRIAL MACHINERY (0.1%)
    37,837   Cloudera, Inc. "F", acquired 2/05/2014; cost $551*(c),(d),(e)                      $    793
                                                                                                --------
             INFORMATION TECHNOLOGY (0.9%)
             -----------------------------
             INTERNET SOFTWARE & SERVICES (0.7%)
   133,140   Uber Technologies, Inc., acquired 6/05/2014; cost $2,065*(c),(d),(e)                  6,494
                                                                                                --------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.2%)
   151,427   Nutanix, Inc., acquired 8/25/2014; cost $2,029*(c),(d),(e)                            1,932
                                                                                                --------
             Total Information Technology                                                          8,426
                                                                                                --------
             Total Preferred Stocks (cost: $4,645)                                                 9,219
                                                                                                --------
             Total Equity Securities (cost: $773,018)                                            932,024
                                                                                                --------

             MONEY MARKET INSTRUMENTS (1.0%)

             MONEY MARKET FUNDS (1.0%)
 9,531,436   State Street Institutional Liquid Reserves Fund Premier
               Class, 0.36%(f) (cost: $9,531)                                                      9,531
                                                                                                --------

             TOTAL INVESTMENTS (COST: $782,549)                                                 $941,555
                                                                                                ========

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                            (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                        QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                    IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                           FOR IDENTICAL ASSETS              INPUTS          INPUTS          TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                              $807,184            $113,844         $ 1,777       $922,805
  Preferred Stocks                                  -                   -           9,219          9,219
Money Market Instruments:
  Money Market Funds                            9,531                   -               -          9,531
--------------------------------------------------------------------------------------------------------
Total                                        $816,715            $113,844         $10,996       $941,555
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------------------------------
                                                                   COMMON STOCKS        PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------
Balance as of July 31, 2015                                              $ 2,885                 $10,575
Purchases                                                                      -                       -
Sales                                                                          -                  (1,493)
Transfers into Level 3                                                         -                       -
Transfers out of Level 3                                                       -                       -
Net realized gain (loss) on investments                                        -                       -
Change in net unrealized appreciation/(depreciation) of investments       (1,108)                    137
--------------------------------------------------------------------------------------------------------
Balance as of January 31, 2016                                           $ 1,777                 $ 9,219
--------------------------------------------------------------------------------------------------------

For the period of August 1, 2015, through January 31, 2016, common stocks with a fair value of $98,886,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the current reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

18  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 16.4% of net assets at January 31, 2016.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Securities with a value of $112,609,000, which represented 12.0% of the Fund's net assets, were classified as Level 2 at January 31, 2016, due to the prices being adjusted to take into account significant market movements following the close of local trading.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

        Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at January 31, 2016, was $12,231,000, which represented 1.3% of the Fund's net assets.

    (d) Security was fair valued at January 31, 2016, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $12,231,000, which represented 1.3% of the Fund's net assets.

    (e) Restricted security that is not registered under the Securities Act of 1933.

    (f) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

20  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

January 31, 2016 (unaudited)
--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $782,549)                                $941,555
   Receivables:
       Capital shares sold                                                                         1,316
       Dividends and interest                                                                        171
       Securities sold                                                                            11,601
   Unrealized appreciation on foreign currency contracts held, at value                                1
                                                                                                --------
           Total assets                                                                          954,644
                                                                                                --------
LIABILITIES
   Payables:
       Securities purchased                                                                       12,777
       Capital shares redeemed                                                                       618
   Accrued management fees                                                                           631
   Accrued transfer agent's fees                                                                      49
   Other accrued expenses and payables                                                                67
                                                                                                --------
           Total liabilities                                                                      14,142
                                                                                                --------
               Net assets applicable to capital shares outstanding                              $940,502
                                                                                                ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                              $808,453
   Accumulated undistributed net investment loss                                                  (2,697)
   Accumulated net realized loss on investments                                                  (24,259)
   Net unrealized appreciation of investments                                                    159,006
   Net unrealized depreciation of foreign currency translations                                       (1)
                                                                                                --------
               Net assets applicable to capital shares outstanding                              $940,502
                                                                                                ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $824,882/41,876 shares outstanding)                           $  19.70
                                                                                                ========
       Adviser Shares (net assets of $115,620/5,959 shares outstanding)                         $  19.40
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $68)                                             $  4,376
   Interest                                                                                           18
                                                                                                --------
       Total income                                                                                4,394
                                                                                                --------
EXPENSES
   Management fees                                                                                 3,773
   Administration and servicing fees:
       Fund Shares                                                                                   633
       Adviser Shares                                                                                 90
   Transfer agent's fees:
       Fund Shares                                                                                   719
       Adviser Shares                                                                                 93
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                                150
   Custody and accounting fees:
       Fund Shares                                                                                    90
       Adviser Shares                                                                                 12
   Postage:
       Fund Shares                                                                                    36
       Adviser Shares                                                                                  2
   Shareholder reporting fees:
       Fund Shares                                                                                    20
       Adviser Shares                                                                                  1
   Trustees' fees                                                                                     13
   Registration fees:
       Fund Shares                                                                                    44
       Adviser Shares                                                                                 32
   Professional fees                                                                                  54
   Other                                                                                               8
                                                                                                --------
           Total expenses                                                                          5,770
   Expenses paid indirectly:
       Fund Shares                                                                                    (7)
       Adviser Shares                                                                                 (1)
                                                                                                --------
           Net expenses                                                                            5,762
                                                                                                --------
NET INVESTMENT LOSS                                                                               (1,368)
                                                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
   Net realized loss on:
       Investments                                                                               (21,490)
       Foreign currency transactions                                                                (111)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                               (69,995)
       Foreign currency translations                                                                   4
                                                                                                --------
           Net realized and unrealized loss                                                      (91,592)
                                                                                                --------
   Decrease in net assets resulting from operations                                             $(92,960)
                                                                                                ========

See accompanying notes to financial statements.

================================================================================

22  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

--------------------------------------------------------------------------------------------------------

                                                                                  1/31/2016    7/31/2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss)                                                    $ (1,368)    $  4,043
   Net realized gain (loss) on investments                                          (21,490)      76,852
   Net realized gain (loss) on foreign currency transactions                           (111)         350
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                  (69,995)      77,988
       Foreign currency translations                                                      4          (21)
                                                                                   ---------------------
       Increase (decrease) in net assets resulting from operations                  (92,960)     159,212
                                                                                   ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                        -       (9,864)
       Adviser Shares                                                                     -         (804)
                                                                                   ---------------------
           Total distributions of net investment income                                   -      (10,668)
                                                                                   ---------------------
   Net realized gains:
       Fund Shares                                                                  (54,146)     (63,661)
       Adviser Shares                                                                (7,785)      (4,386)
                                                                                   ---------------------
           Total distributions of net realized gains                                (61,931)     (68,047)
                                                                                   ---------------------
       Distributions to shareholders                                                (61,931)     (78,715)
                                                                                   ---------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                      106,038      191,076
   Adviser Shares                                                                    13,581       96,674
                                                                                   ---------------------
       Total net increase in net assets from capital share transactions             119,619      287,750
                                                                                   ---------------------
   Capital contribution from USAA Transfer Agency Company Fund Shares                     -           11
                                                                                   ---------------------
   Net increase (decrease) in net assets                                            (35,272)     368,258

NET ASSETS
   Beginning of period                                                              975,774      607,516
                                                                                   ---------------------
   End of period                                                                   $940,502     $975,774
                                                                                   =====================
Accumulated undistributed (overdistribution of) net investment income (loss):
   End of period                                                                   $ (2,697)    $ (1,329)
                                                                                   =====================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Science & Technology Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term capital appreciation.

The Fund consists of two classes of shares: Science & Technology Fund Shares (Fund Shares) and Science & Technology Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's

================================================================================

24  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

        the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined.
        In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.

================================================================================

26  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain common stocks, which are valued based on methods

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    discussed in Note 1A2, and certain common stocks valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are valued at direct offering price. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    The methods used may include valuation models that rely on significant assumptions and/or unobservable inputs to determine the fair value measurement for the securities. A market-based approach may be employed using related or comparable securities, recent transactions, market multiples, book values and other relevant information or an income-based approach may be employed whereby estimated future cash flows are discounted to determine the fair value. In some cases discounts may be applied due to market liquidity limitations.

    The valuation methodology for certain level 3 securities changed during the period. Securities that were previously valued based on last quoted price, are now being fair valued using valuation models as a result of additional data becoming available subsequent to the date of purchase.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

================================================================================

28  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

                     QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

                       FAIR VALUE AT                                SIGNIFICANT
                     JANUARY 31, 2016       VALUATION              UNOBSERVABLE
ASSETS                 ($ IN 000's)        TECHNIQUE(S)               INPUT(S)                 RANGE
--------------------------------------------------------------------------------------------------------
EQUITY SECURITIES:
Common Stocks             $1,777            Market               Revenue Multiple(a)         2.3x - 5.4x
                                            Comparables          Comparable Premium
                                                                  Adjustment(a)                   35%
                                                                 Discount for lack
                                                                  of marketability(b)             10%
Preferred Stocks          $2,725            Market               Revenue Multiple(a)         3.1x - 6.9x
                                            Comparables          Comparable Premium
                                                                  Adjustments(a)                 0%-5%
                                                                 Discount for lack of
                                                                  marketability(b)                10%
--------------------------------------------------------------------------------------------------------

    (a) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the security.

    (b) Represents amounts used when the reporting entity has determined that market participants would take into account these discounts when pricing the security.

    Increases in the earnings before interest depreciation and amortization (EBITDA), revenue multiples, comparable premium adjustments, or earnings per share will increase the value of the security while an increase in the discount for lack of marketability will decrease the value of the security.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by

================================================================================

30  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, brokerage commission recapture credits reduced the expenses of the Fund Shares and Adviser Shares by $7,000 and $1,000, respectively. Additionally, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement up to $750 million. If the USAA Funds increase the committed loan agreement above the $500 million, the assessed facility fee by CAPCO will be increased to
10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $3,000, which represents 1.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $402,839,000 and $329,686,000, respectively.

================================================================================

32  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $203,252,000 and $44,246,000, respectively, resulting in net unrealized appreciation of $159,006,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                         SIX-MONTH
                                       PERIOD ENDED             YEAR ENDED
                                     JANUARY 31, 2016          JULY 31, 2015
  ------------------------------------------------------------------------------
                                    SHARES       AMOUNT     SHARES       AMOUNT
                                    --------------------------------------------
  FUND SHARES:
  Shares sold                        6,047      $130,554    10,176     $ 222,321
  Shares issued from
    reinvested dividends             2,467        52,725     3,446        71,880
  Shares redeemed                   (3,646)      (77,241)   (4,751)     (103,125)
                                    --------------------------------------------
  Net increase from capital
    share transactions               4,868      $106,038     8,871     $ 191,076
                                    ============================================
  ADVISER SHARES:
  Shares sold                        1,817      $ 38,478     5,722     $ 122,931
  Shares issued from
    reinvested dividends               332         6,995       190         3,923
  Shares redeemed                   (1,548)      (31,892)   (1,415)      (30,180)
                                    --------------------------------------------
  Net increase from capital
    share transactions                 601      $ 13,581     4,497     $  96,674
                                    ============================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Science & Technology Funds Index. The Lipper Science & Technology Funds Index tracks the total return performance of the 30 largest funds within the Lipper Science & Technology Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                  ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                               (IN BASIS POINTS)(1)
    -------------------------------------------------------------------------
    +/- 100 to 400                                     +/- 4
    +/- 401 to 700                                     +/- 5
    +/- 701 and greater                                +/- 6

    (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is

================================================================================

34  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

    the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Science & Technology Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $3,773,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $147,000 and $10,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.03% and 0.02%, respectively.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Wellington Management Company LLP (Wellington Management), under which Wellington Management directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in the annual amount of 0.45% of the Fund's average net assets for the first $100 million in assets that Wellington Management manages, plus 0.35% of the Fund's average net assets for assets over $100 million that Wellington Management manages. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to Wellington Management, of $1,741,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the six-month period ended January 31, 2016, the Fund Shares and Adviser Shares incurred

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    administration and servicing fees, paid or payable to the Manager, of $633,000 and $90,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $12,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended January 31, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $719,000 and $93,000, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $150,000.

================================================================================

36  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fees or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2016, USAA and its affiliates owned 483,000 Adviser Shares, which represents 8.1% of the Adviser Shares and 1.0% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                                JANUARY 31,                         YEAR ENDED JULY 31,
                               -------------------------------------------------------------------------
                                   2016        2015         2014          2013          2012        2011
                               -------------------------------------------------------------------------
Net asset value at
  beginning of period          $  23.07   $   20.96     $  17.78      $  14.24      $  13.26    $  10.65
                               -------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                  (.02)        .27         (.09)(a)       .03(b)       (.02)       (.01)(a)
  Net realized and
    unrealized gain (loss)        (1.95)       4.35         4.86(a)       3.51          1.00        2.62(a)
                               -------------------------------------------------------------------------
Total from investment
  operations                      (1.97)       4.62         4.77(a)       3.54           .98        2.61(a)
                               -------------------------------------------------------------------------
Less distributions from:
  Net investment income               -        (.31)        (.40)            -             -           -
  Realized capital gains          (1.40)      (2.20)       (1.19)            -             -           -
                               -------------------------------------------------------------------------
Total distributions               (1.40)      (2.51)       (1.59)            -             -           -
                               -------------------------------------------------------------------------
Net asset value at
  end of period                $  19.70    $  23.07     $  20.96      $  17.78      $  14.24    $  13.26
                               =========================================================================
Total return (%)*                 (9.02)      23.45        27.94         24.86          7.39       24.51
Net assets at end
  of period (000)              $824,882    $853,755     $589,615      $436,613      $354,495    $344,619
Ratios to average
  net assets:**
  Expenses (%)(c)                  1.17(d)     1.18         1.24          1.34          1.38        1.36
  Net investment
    income (loss) (%)              (.25)(d)     .52         (.44)         (.08)         (.30)       (.10)
Portfolio turnover (%)               35          73           91            93            77         109

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $839,611,000.
(a) Calculated using average shares.
(b) Reflected net investment income from investment operations per share, whereas the Statement of Operations reflected a net investment loss for the period. The difference in net investment income/loss from investment operations was due to the fiscal year-end tax reclassification adjustment.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                   (.01%)      (.00%)(+)    (.00%)(+)     (.00%)(+)     (.00%)(+)   (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

38  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                              PERIOD ENDED                                               Period Ended
                               JANUARY 31,                  YEAR ENDED JULY 31,             July 31,
                              --------------------------------------------------------------------------
                                  2016        2015          2014          2013          2012        2011***
                              --------------------------------------------------------------------------
Net asset value at
  beginning of period         $  22.77    $  20.78       $ 17.64        $14.16        $13.22      $10.84
                              --------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment
    income (loss)                 (.06)        .13(a)       (.12)(a)      (.00)(b)      (.05)       (.06)(a)
  Net realized and
    unrealized gain (loss)       (1.91)       4.39(a)       4.82(a)       3.48           .99        2.44(a)
                              --------------------------------------------------------------------------
Total from investment
  operations                     (1.97)       4.52(a)       4.70(a)       3.48           .94        2.38(a)
                              --------------------------------------------------------------------------
Less distributions from:
  Net investment income              -        (.33)         (.37)            -             -           -
  Realized capital gains         (1.40)      (2.20)        (1.19)            -             -           -
                              --------------------------------------------------------------------------
Total distributions              (1.40)      (2.53)        (1.56)            -             -           -
                              --------------------------------------------------------------------------
Net asset value
  at end of period            $  19.40    $  22.77       $ 20.78        $17.64        $14.16      $13.22
                              ==========================================================================
Total return (%)*                (9.15)      23.18         27.73         24.58          7.11       21.96
Net assets at end of
  period (000)                $115,620    $122,019       $17,901        $8,815        $6,940      $6,465
Ratios to average
  net assets:**
  Expenses (%)(c)                 1.42(d)     1.42          1.41(e)       1.56          1.63        1.65(d)
  Expenses, excluding
    reimbursements (%)(c)         1.42(d)     1.42          1.41          1.56          1.63        2.02(d)
  Net investment
    income (loss) (%)             (.51)(d)     .59          (.61)         (.30)         (.55)       (.44)(d)
Portfolio turnover (%)              35          73            91            93            77         109

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $118,892,000.
*** Adviser Shares commenced operations on August 1, 2010.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the

================================================================================

40  | USAA SCIENCE & TECHNOLOGY FUND

================================================================================

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING               ENDING               DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE          AUGUST 1, 2015-
                                         AUGUST 1, 2015        JANUARY 31, 2016        JANUARY 31, 2016
                                        ---------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $  909.80                  $5.57

Hypothetical
 (5% return before expenses)                1,000.00                1,019.30                   5.89

ADVISER SHARES
Actual                                      1,000.00                  908.50                   6.81

Hypothetical
 (5% return before expenses)                1,000.00                1,018.00                   7.20

*Expenses are equal to the Fund's annualized expense ratio of 1.16% for Fund
 Shares and 1.42% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (9.02)% for Fund Shares and (9.15)% for Adviser Shares for the six-month period of August 1, 2015, through January 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
       USAA        We know what it means to serve.(R)

   =============================================================================
   31704-0316                                (C)2016, USAA. All rights reserved.

 [LOGO OF USAA]
   USAA(R)

                                                    [GRAPHIC OF USAA VALUE FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA VALUE FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       JANUARY 31, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"DURING VOLATILE PERIODS, WHEN EMOTIONS
RUN HIGH, INVESTORS CAN BE TEMPTED TO               [PHOTO OF BROOKS ENGLEHARDT]
MAKE HASTY DECISIONS."

--------------------------------------------------------------------------------

MARCH 2016

Uncertainty and pessimism--these emotions pervaded the financial markets when the reporting period came to an end on January 31, 2016. The declines in the global equity markets grabbed the lion's share of the headlines and turmoil was widespread, encompassing commodities and corporate bonds. Investor anxiety seemed to center on China, which experienced its slowest pace of growth in nearly a quarter century and is expected, by many, to slow even more in 2016. In addition, the price of oil, a measure of global economic growth expectations, dropped during the reporting period, driven by lower-than-anticipated demand and oversupply. Other commodities, such as copper, iron ore, and aluminum, also saw their prices tumble. At the same time, global trade appeared to be softening, as a decline in the Baltic Dry Index (a measure of global shipping rates) fell to a 28-year low.

In this environment, many global central banks continued their efforts to boost economic growth, committing to lower-for-longer monetary policies and ongoing stimulative measures. In contrast, the Federal Reserve (the Fed) raised short-term interest rates a quarter-percent during December 2015. The following month, Fed policymakers left interest rates unchanged, citing "global economic and financial developments." Only days later, the U.S. Department of Commerce revealed that the U.S. economy had expanded at just 0.7% in the fourth quarter of 2015, compared to 2.0% in the third quarter of 2015 and 3.9% in the second quarter of 2015. Bond investors appeared to have anticipated this news as longer-term interest rates had trended down.

Under these conditions, the increase in market volatility over the reporting period should not be all that surprising. At USAA Investments, we believe the financial markets are likely to be more volatile in 2016 than they were in 2015. During volatile periods, when emotions run high, investors can be tempted to make hasty decisions. Any investor who tries to respond to every twist and turn in the market could end up tied in a knot.

================================================================================

================================================================================

That is why we encourage you to adhere to the long-term investment plan that you have crafted. An investment plan, based on your objectives, time horizon, and risk tolerance, can help you stay focused on your future. It also can keep you from getting distracted by short-term changes in market sentiment. Furthermore, if you have cash reserves, you may find opportunities in the coming months to put them to work. We tend to view volatility, not as a period of crisis, but rather, as a time of potential opportunity.

The stock market declines in January 2016 were certainly uncomfortable, but we still believe U.S. equity valuations generally remain on the high side. Prices often fall until their fundamental ratios, such as price-to-earnings, attract attention from value-minded investors. In our opinion, the strength of the U.S. dollar will likely result in some earnings disappointments. Many large U.S. corporations rely on international markets for a significant portion of their revenue. When the U.S. dollar is strong, it makes U.S. exports more expensive. Meanwhile, credit spreads (yield differentials between corporate bonds and U.S. Treasuries of similar maturity) have widened. The widening spread began in the energy sector as oil prices fell, but expanded thereafter to metals and mining, shipping, and beyond. In our view, investors are pricing in the additional risk of an earnings decline, which could impact bond issuers' ability to meet their debt obligations.

Rest assured that in the months ahead, our team of portfolio managers will continue working hard to stay abreast of changing market conditions as they strive to meet your investment goals. Meanwhile, if you are uneasy about the markets in general or are concerned about having too much exposure to specific asset classes, please contact one of our financial advisors. They will review your investment allocations and evaluate whether those allocations are properly aligned with your long-term goals, time horizon, and tolerance for risk. From all of us here at USAA Investments, thank you for your continued investment in our family of mutual funds. We look forward to continuing to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers, and affiliates. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  13

    Notes to Portfolio of Investments                                         21

    Financial Statements                                                      22

    Notes to Financial Statements                                             25

EXPENSE EXAMPLE                                                               40

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

202729-0316

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA VALUE FUND (THE FUND) SEEKS LONG-TERM GROWTH OF CAPITAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests its assets primarily in equity securities of companies that are considered to be undervalued. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities including securities issued in emerging markets.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

Barrow, Hanley, Mewhinney & Strauss, LLC

    MARK GIAMBRONE                           JAMES S. McCLURE, CFA
    JEFF G. FAHRENBRUCH, CFA                 JOHN P. HARLOE, CFA
    DAVID W. GANUCHEAU, CFA                  LEWIS ROPP
    TIMOTHY J. CULLER, CFA                   CORY L. MARTIN

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Headlines out of China dominated the reporting period ended January 31, 2016, which ended with global equity markets generally lower. At the beginning of the reporting period, investors monitored U.S. growth for indications of the likely timing of changes in Federal Reserve (the Fed) interest rate policy. Global deflation fears were eased to a degree by ongoing European Central Bank and Bank of Japan efforts to support their respective economic regions. A number of emerging-market economies remained under duress due to the continued weakness in oil prices.

    In mid-August 2015, the Chinese government, faced with slowing growth as it attempted to engineer a restructuring of the country's economy, raised fears of a global currency war as it devalued the renminbi. In response, global equities and other risk assets dropped sharply. Uncertainty over China's economy negatively affected global equity market sentiment into late September 2015.

    U.S. equities rebounded in October 2015 as worries over China eased momentarily. U.S. employment numbers exceeded expectations, and markets increasingly focused on the Fed's December 16, 2015, meeting as a likely event for the first increase in the benchmark federal funds rate in almost a decade. Markets experienced heightened volatility in November and December 2015 as oil prices dropped further, but U.S. stocks managed to hold on to the bulk of their October 2015 gains.

================================================================================

2  | USAA VALUE FUND

================================================================================

    The Fed's December 16, 2015, 25.0 basis point rate increase generally was received as a positive sign with respect to the path of the U.S. economy, and investors anticipated an incremental but fairly steady pace with respect to future increases. However, the period of relatively optimistic sentiment proved short-lived. A resumption of the slide in oil prices as 2016 opened raised alarms that the global demand outlook had further deteriorated, leading to substantial losses for global equities in January 2016.

o   HOW DID THE USAA VALUE FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. For the reporting period ended January 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of -10.94%, -10.91%, and -11.13%, respectively. This compares to returns of -8.89% for the Russell 3000(R) Value Index (the Index) and -11.93% for the Lipper Multi-Cap Value Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. As the investment adviser, the Manager employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS) is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

o WHAT WERE THE PRINCIPAL FACTORS IN THE FUND'S PERFORMANCE RELATIVE TO THE INDEX DURING THE REPORTING PERIOD?

    In broad terms, the Fund has been positioned for some time to benefit from gradual economic improvement and an accompanying rise in market interest rate levels. In this manner, selection within the financials sector, where the Fund had a focus on lenders and an underweight to real estate investment trusts (REITs) based on valuation concerns, was the leading

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    detractor from the Fund's performance relative to the benchmark. Selection within the industrials sector and an underweight to utilities also contributed to the underperformance on a relative basis. On the positive side, selection within the information technology sector was the leading contributor to performance on a relative basis, followed by an underweight to energy and selection within the telecommunications services sector.

    Within the financials sector, a leading individual detractor was the Fund's position in American Express Co., which saw its shares suffer on flat earnings driven largely by increased brand spending in the face of heightened competition within the consumer finance space. The Fund has maintained the position as American Express Co. has an exceptionally powerful global franchise and BHMS believes earnings growth can be expected to resume over time. Another straggler within the financials sector was investment manager and custodian bank State Street Corp., whose stock is highly sensitive to the stock market and interest rates. While State Street Corp. has seen its fee-based business impacted negatively by lower financial market levels, BHMS believes the company's shares are trading at a substantially discounted valuation and has maintained the position. Within the Fund's energy exposure, shares of liquefied natural gas shipping company Golar LNG Ltd. declined significantly, as the company has seen its volumes drop with competition from cheaper oil. BHMS believes the company remains positioned to benefit over time from a preference for cleaner sources of energy.

    The leading positive contributor was the Fund's position in telecommunications services giant Verizon Communications, Inc., which saw its shares benefit from the company's stable business model against a backdrop of heightened uncertainty. In a similar defensive vein, within the consumer staples sector, Reynolds American, Inc. outperformed over the reporting period. Both Verizon Communications, Inc. and Reynolds American, Inc. continue to offer strong cash flow and attractive dividends. The Fund's focus on valuation was rewarded as a position in chip industry pioneer Fairchild Semiconductor International, Inc. rose on news of a proposed acquisition.

================================================================================

4  | USAA VALUE FUND

================================================================================

    With markets on edge over faltering China's growth and the ripple effects from weakness in oil and other commodities, the outlook appears to be for the Fed to proceed even more incrementally in its normalization of short-term rates, and for there to be little upward pressure on long-term rates as well. While this scenario is not necessarily supportive of the Fund's focus on valuation, BHMS remains steadfast in its commitment to not overpay for utilities, REITs, and other dividend-oriented stocks. The Fund will continue to focus on broad measures of valuation, including low payout ratios and solid earnings prospects that together suggest the potential for long-term growth in dividends.

    Thank you for allowing us to help you with your investment needs.

    Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the United States. Foreign securities also may be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries generally are less diverse and mature than more developed countries and may have less stable political systems. o Investing in REITs has some of the same risks associated with the direct ownership of real estate.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA VALUE FUND SHARES (FUND SHARES)
(Ticker Symbol: UVALX)


--------------------------------------------------------------------------------
                                           1/31/16                  7/31/15
--------------------------------------------------------------------------------

Net Assets                             $733.2 Million           $960.9 Million
Net Asset Value Per Share                  $17.31                   $20.50


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*           1 YEAR              5 YEARS            10 YEARS

   -10.94%                    -5.85%               8.10%               5.43%


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                          5 YEARS                           10 YEARS

   -3.49%                          10.14%                              6.39%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------

                                    1.09%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA VALUE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       USAA VALUE            RUSSELL 3000      LIPPER MULTI-CAP
                       FUND SHARES           VALUE INDEX       VALUE FUNDS INDEX
 1/31/2006             $10,000.00            $10,000.00           $10,000.00
 2/28/2006              10,029.54             10,055.46            10,015.72
 3/31/2006              10,192.02             10,223.18            10,180.17
 4/30/2006              10,480.06             10,461.34            10,382.15
 5/31/2006              10,192.02             10,181.74            10,114.81
 6/30/2006              10,155.10             10,252.24            10,094.38
 7/31/2006              10,177.25             10,464.85            10,126.32
 8/31/2006              10,347.12             10,652.42            10,321.29
 9/30/2006              10,576.07             10,854.91            10,553.57
10/31/2006              10,886.26             11,228.08            10,925.56
11/30/2006              11,129.99             11,490.24            11,153.08
12/31/2006              11,335.53             11,733.65            11,333.38
 1/31/2007              11,525.85             11,886.04            11,525.81
 2/28/2007              11,442.11             11,704.32            11,328.74
 3/31/2007              11,655.27             11,881.66            11,425.16
 4/30/2007              12,043.52             12,292.06            11,894.48
 5/31/2007              12,530.75             12,736.11            12,349.16
 6/30/2007              12,317.59             12,438.70            12,130.45
 7/31/2007              11,731.40             11,822.39            11,567.84
 8/31/2007              11,792.30             11,963.37            11,590.98
 9/30/2007              12,051.14             12,345.27            11,897.17
10/31/2007              12,134.88             12,357.18            11,946.22
11/30/2007              11,693.33             11,727.49            11,340.68
12/31/2007              11,481.89             11,615.09            11,215.63
 1/31/2008              11,061.63             11,148.97            10,672.04
 2/29/2008              10,601.72             10,683.74            10,294.03
 3/31/2008              10,205.25             10,622.16            10,088.71
 4/30/2008              10,712.73             11,125.56            10,604.24
 5/31/2008              10,966.48             11,138.78            10,794.31
 6/30/2008               9,927.72             10,073.06             9,797.79
 7/31/2008               9,872.21             10,079.06             9,689.74
 8/31/2008              10,022.87             10,275.18             9,798.86
 9/30/2008               9,229.92              9,542.92             8,891.56
10/31/2008               7,572.66              7,868.95             7,261.73
11/30/2008               7,009.67              7,276.34             6,779.17
12/31/2008               7,339.35              7,404.43             6,993.07
 1/31/2009               6,779.78              6,536.25             6,392.58
 2/28/2009               5,936.36              5,660.18             5,689.55
 3/31/2009               6,455.38              6,145.63             6,184.74
 4/30/2009               7,193.37              6,829.70             6,857.28
 5/31/2009               7,525.88              7,229.03             7,266.90
 6/30/2009               7,598.86              7,178.60             7,217.46
 7/31/2009               8,377.40              7,784.80             7,809.25
 8/31/2009               8,742.34              8,188.94             8,146.27
 9/30/2009               8,977.53              8,512.79             8,473.92
10/31/2009               8,774.78              8,227.65             8,261.74
11/30/2009               9,326.25              8,675.60             8,629.00
12/31/2009               9,596.34              8,867.66             8,852.30
 1/31/2010               9,399.33              8,617.42             8,609.29
 2/28/2010               9,744.10              8,899.78             8,888.57
 3/31/2010              10,326.94              9,492.42             9,399.57
 4/30/2010              10,548.59              9,773.27             9,624.58
 5/31/2010               9,694.85              8,967.98             8,822.68
 6/30/2010               9,029.92              8,439.70             8,276.75
 7/31/2010               9,703.06              9,013.51             8,844.12
 8/31/2010               9,112.01              8,604.84             8,418.16
 9/30/2010              10,031.42              9,291.98             9,148.31
10/31/2010              10,285.90              9,577.19             9,458.53
11/30/2010              10,343.36              9,549.84             9,416.76
12/31/2010              11,141.70             10,306.62            10,139.46
 1/31/2011              11,489.88             10,521.11            10,365.57
 2/28/2011              11,854.63             10,920.98            10,738.65
 3/31/2011              11,945.82             10,973.21            10,844.66
 4/30/2011              12,285.71             11,255.91            11,133.26
 5/31/2011              12,161.36             11,130.15            10,973.72
 6/30/2011              11,962.40             10,898.11            10,741.23
 7/31/2011              11,390.40             10,536.74            10,362.74
 8/31/2011              10,611.14              9,856.81             9,556.06
 9/30/2011               9,715.83              9,085.47             8,645.94
10/31/2011              10,926.16             10,146.40             9,726.80
11/30/2011              10,942.74             10,096.36             9,663.05
12/31/2011              11,094.77             10,296.21             9,722.08
 1/31/2012              11,573.14             10,708.87            10,275.39
 2/29/2012              12,085.07             11,114.27            10,756.66
 3/31/2012              12,462.73             11,444.94            11,004.26
 4/30/2012              12,236.14             11,324.36            10,868.38
 5/31/2012              11,413.68             10,658.10            10,086.84
 6/30/2012              11,850.09             11,185.90            10,487.82
 7/31/2012              11,934.01             11,284.23            10,530.96
 8/31/2012              12,219.35             11,536.95            10,848.14
 9/30/2012              12,513.09             11,906.56            11,144.18
10/31/2012              12,454.34             11,841.21            11,103.33
11/30/2012              12,504.69             11,839.37            11,148.83
12/31/2012              12,703.81             12,102.98            11,397.58
 1/31/2013              13,385.43             12,884.63            12,129.59
 2/28/2013              13,555.84             13,066.68            12,282.92
 3/31/2013              14,135.22             13,586.36            12,802.08
 4/30/2013              14,382.31             13,774.89            12,963.20
 5/31/2013              14,919.09             14,132.77            13,394.08
 6/30/2013              14,816.85             14,013.33            13,222.41
 7/31/2013              15,651.84             14,781.21            13,958.90
 8/31/2013              15,174.70             14,213.16            13,534.26
 9/30/2013              15,745.56             14,605.68            13,994.42
10/31/2013              16,324.94             15,232.01            14,601.56
11/30/2013              16,912.85             15,670.46            15,010.25
12/31/2013              17,257.99             16,059.12            15,362.16
 1/31/2014              16,593.54             15,484.72            14,832.18
 2/28/2014              17,346.58             16,157.45            15,478.49
 3/31/2014              17,638.94             16,528.31            15,740.47
 4/30/2014              17,506.05             16,638.81            15,780.18
 5/31/2014              17,771.83             16,871.78            16,070.83
 6/30/2014              18,197.08             17,336.20            16,490.71
 7/31/2014              17,718.67             16,979.89            16,108.95
 8/31/2014              18,338.83             17,612.84            16,703.12
 9/30/2014              17,851.56             17,185.21            16,189.11
10/31/2014              18,303.39             17,632.32            16,475.35
11/30/2014              18,657.76             17,958.66            16,807.41
12/31/2014              18,708.11             18,097.96            16,881.31
 1/31/2015              18,011.43             17,372.13            16,327.59
 2/28/2015              19,144.69             18,210.11            17,231.54
 3/31/2015              18,958.91             18,005.21            17,092.30
 4/30/2015              19,107.53             18,129.47            17,218.19
 5/31/2015              19,404.78             18,342.09            17,426.56
 6/30/2015              19,126.11             18,005.75            17,089.94
 7/31/2015              19,042.51             18,037.21            17,108.76
 8/31/2015              18,048.58             16,977.96            16,155.86
 9/30/2015              17,379.77             16,459.35            15,533.04
10/31/2015              18,605.93             17,675.50            16,647.65
11/30/2015              18,652.37             17,777.47            16,671.21
12/31/2015              18,055.93             17,350.45            16,116.56
 1/31/2016              16,958.65             16,432.93            15,067.44

                                   [END CHART]

                       Data from 1/31/06 through 1/31/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Shares to the following benchmarks:

o The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the unmanaged Russell 1000(R) Value or the unmanaged Russell 2000(R) Value indexes.

o The unmanaged Lipper Multi-Cap Value Funds Index tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Value Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA VALUE FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIVAX)


--------------------------------------------------------------------------------
                                         1/31/16                    7/31/15
--------------------------------------------------------------------------------

Net Assets                           $456.0 Million              $300.0 Million
Net Asset Value Per Share                $17.29                      $20.49


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*       1 YEAR       5 YEARS         SINCE INCEPTION 8/01/08

      -10.91%              -5.76%        8.24%                  7.68%


--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                    5 YEARS                   SINCE INCEPTION 8/01/08

   -3.35%                     10.29%                           8.69%


--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 7/31/15 **
--------------------------------------------------------------------------------

                                      0.98%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA VALUE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA VALUE FUND       RUSSELL 3000      LIPPER MULTI-CAP
                  INSTITUTIONAL SHARES    VALUE INDEX       VALUE FUNDS INDEX
 7/31/2008            $10,000.00           $10,000.00           $10,000.00
 8/31/2008             10,177.13            10,194.58            10,112.61
 9/30/2008              9,371.98             9,468.06             9,176.26
10/31/2008              7,689.21             7,807.23             7,494.25
11/30/2008              7,117.55             7,219.27             6,996.23
12/31/2008              7,454.67             7,346.36             7,216.98
 1/31/2009              6,885.67             6,484.98             6,597.26
 2/28/2009              6,036.30             5,615.78             5,871.72
 3/31/2009              6,555.82             6,097.43             6,382.76
 4/30/2009              7,306.24             6,776.13             7,076.84
 5/31/2009              7,644.34             7,172.32             7,499.57
 6/30/2009              7,726.80             7,122.29             7,448.56
 7/31/2009              8,518.44             7,723.74             8,059.30
 8/31/2009              8,897.78             8,124.71             8,407.11
 9/30/2009              9,136.92             8,446.01             8,745.24
10/31/2009              8,930.76             8,163.12             8,526.27
11/30/2009              9,499.76             8,607.55             8,905.29
12/31/2009              9,771.02             8,798.10             9,135.74
 1/31/2010              9,570.25             8,549.82             8,884.95
 2/28/2010              9,921.61             8,829.97             9,173.17
 3/31/2010             10,515.56             9,417.97             9,700.54
 4/30/2010             10,749.80             9,696.61             9,932.75
 5/31/2010              9,871.41             8,897.64             9,105.17
 6/30/2010              9,202.16             8,373.50             8,541.76
 7/31/2010              9,888.14             8,942.80             9,127.30
 8/31/2010              9,285.82             8,537.34             8,687.70
 9/30/2010             10,231.13             9,219.10             9,441.23
10/31/2010             10,490.47             9,502.06             9,761.38
11/30/2010             10,557.39             9,474.94             9,718.28
12/31/2010             11,371.72            10,225.77            10,464.12
 1/31/2011             11,727.35            10,438.58            10,697.46
 2/28/2011             12,108.38            10,835.32            11,082.49
 3/31/2011             12,201.53            10,887.14            11,191.90
 4/30/2011             12,548.69            11,167.62            11,489.74
 5/31/2011             12,421.68            11,042.85            11,325.09
 6/30/2011             12,218.46            10,812.63            11,085.16
 7/31/2011             11,642.68            10,454.09            10,694.55
 8/31/2011             10,846.74             9,779.49             9,862.04
 9/30/2011              9,932.26             9,014.21             8,922.77
10/31/2011             11,168.50            10,066.81            10,038.25
11/30/2011             11,185.44            10,017.17             9,972.45
12/31/2011             11,350.72            10,215.45            10,033.37
 1/31/2012             11,840.49            10,624.87            10,604.40
 2/29/2012             12,364.63            11,027.09            11,101.08
 3/31/2012             12,751.30            11,355.17            11,356.60
 4/30/2012             12,519.30            11,235.54            11,216.37
 5/31/2012             11,685.82            10,574.51            10,409.81
 6/30/2012             12,124.04            11,098.16            10,823.63
 7/31/2012             12,218.56            11,195.72            10,868.15
 8/31/2012             12,510.71            11,446.46            11,195.49
 9/30/2012             12,811.44            11,813.17            11,501.00
10/31/2012             12,751.30            11,748.33            11,458.85
11/30/2012             12,802.85            11,746.51            11,505.80
12/31/2012             13,012.21            12,008.05            11,762.52
 1/31/2013             13,711.32            12,783.57            12,517.96
 2/28/2013             13,886.10            12,964.19            12,676.21
 3/31/2013             14,480.35            13,479.79            13,211.98
 4/30/2013             14,733.77            13,666.84            13,378.26
 5/31/2013             15,293.06            14,021.92            13,822.94
 6/30/2013             15,179.46            13,903.41            13,645.77
 7/31/2013             16,044.61            14,665.28            14,405.84
 8/31/2013             15,546.49            14,101.68            13,967.60
 9/30/2013             16,140.74            14,491.12            14,442.51
10/31/2013             16,734.98            15,112.54            15,069.08
11/30/2013             17,337.97            15,547.54            15,490.86
12/31/2013             17,702.51            15,933.16            15,854.03
 1/31/2014             17,011.50            15,363.26            15,307.09
 2/28/2014             17,784.34            16,030.71            15,974.09
 3/31/2014             18,093.47            16,398.67            16,244.46
 4/30/2014             17,957.09            16,508.30            16,285.44
 5/31/2014             18,229.86            16,739.45            16,585.39
 6/30/2014             18,666.28            17,200.22            17,018.72
 7/31/2014             18,184.40            16,846.71            16,624.74
 8/31/2014             18,811.76            17,474.70            17,237.94
 9/30/2014             18,320.78            17,050.41            16,707.46
10/31/2014             18,784.48            17,494.02            17,002.88
11/30/2014             19,148.17            17,817.80            17,345.56
12/31/2014             19,198.69            17,956.00            17,421.83
 1/31/2015             18,492.23            17,235.87            16,850.38
 2/28/2015             19,656.94            18,067.27            17,783.27
 3/31/2015             19,466.00            17,863.98            17,639.58
 4/30/2015             19,618.75            17,987.28            17,769.50
 5/31/2015             19,933.80            18,198.22            17,984.54
 6/30/2015             19,637.85            17,864.52            17,637.14
 7/31/2015             19,561.47            17,895.73            17,656.56
 8/31/2015             18,539.96            16,844.79            16,673.15
 9/30/2015             17,852.59            16,330.25            16,030.39
10/31/2015             19,122.32            17,536.87            17,180.69
11/30/2015             19,160.50            17,638.03            17,205.00
12/31/2015             18,555.51            17,214.36            16,632.59
 1/31/2016             17,426.66            16,304.04            15,549.88

                                   [END CHART]

                       Data from 7/31/08 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index is calculated from the end of the month, July 31, 2008, while the inception date of the Institutional Shares is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA VALUE FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAVAX)


--------------------------------------------------------------------------------
                                         1/31/16                     7/31/15
--------------------------------------------------------------------------------

Net Assets                             $7.8 Million               $9.3 Million
Net Asset Value Per Share                 $17.26                     $20.43


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/16
--------------------------------------------------------------------------------
   7/31/15-1/31/16*      1 YEAR         5 YEARS      SINCE INCEPTION 8/01/10

       -11.13%           -6.12%         7.69%                9.83%


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/15
--------------------------------------------------------------------------------
   1 YEAR                     5 YEARS                SINCE INCEPTION 8/01/10

   -3.71%                      9.73%                        11.29%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 7/31/15**
--------------------------------------------------------------------------------

                                      1.34%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated December 1, 2015, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

10  | USAA VALUE FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    RUSSELL 3000           LIPPER MULTI-CAP        USAA VALUE FUND
                    VALUE INDEX           VALUE FUNDS INDEX        ADVISER SHARES
 7/31/2010           $10,000.00              $10,000.00              $10,000.00
 8/31/2010             9,546.60                9,518.37                9,188.07
 9/30/2010            10,308.96               10,343.94               10,115.99
10/31/2010            10,625.37               10,694.71               10,364.54
11/30/2010            10,595.04               10,647.48               10,422.54
12/31/2010            11,434.64               11,464.64               11,223.33
 1/31/2011            11,672.60               11,720.29               11,565.96
 2/28/2011            12,116.24               12,142.13               11,933.66
 3/31/2011            12,174.19               12,262.00               12,017.23
 4/30/2011            12,487.83               12,588.32               12,351.51
 5/31/2011            12,348.30               12,407.93               12,217.80
 6/30/2011            12,090.87               12,145.05               12,017.23
 7/31/2011            11,689.95               11,717.09               11,432.25
 8/31/2011            10,935.60               10,804.98               10,655.06
 9/30/2011            10,079.84                9,775.91                9,744.15
10/31/2011            11,256.88               10,998.04               10,955.91
11/30/2011            11,201.37               10,925.95               10,964.26
12/31/2011            11,423.10               10,992.71               11,111.07
 1/31/2012            11,880.92               11,618.33               11,590.87
 2/29/2012            12,330.68               12,162.50               12,095.92
 3/31/2012            12,697.55               12,442.46               12,466.29
 4/30/2012            12,563.77               12,288.82               12,239.02
 5/31/2012            11,824.60               11,405.14               11,414.10
 6/30/2012            12,410.16               11,858.52               11,843.39
 7/31/2012            12,519.25               11,907.30               11,919.15
 8/31/2012            12,799.63               12,265.94               12,196.93
 9/30/2012            13,209.69               12,600.66               12,483.12
10/31/2012            13,137.19               12,554.48               12,424.20
11/30/2012            13,135.15               12,605.92               12,466.29
12/31/2012            13,427.61               12,887.18               12,666.85
 1/31/2013            14,294.80               13,714.86               13,339.35
 2/28/2013            14,496.78               13,888.23               13,509.60
 3/31/2013            15,073.34               14,475.24               14,079.95
 4/30/2013            15,282.50               14,657.41               14,318.30
 5/31/2013            15,679.55               15,144.61               14,846.09
 6/30/2013            15,547.04               14,950.50               14,735.42
 7/31/2013            16,398.96               15,783.25               15,569.66
 8/31/2013            15,768.74               15,303.11               15,084.44
 9/30/2013            16,204.22               15,823.42               15,654.79
10/31/2013            16,899.10               16,509.90               16,216.63
11/30/2013            17,385.53               16,972.01               16,795.49
12/31/2013            17,816.73               17,369.90               17,142.69
 1/31/2014            17,179.46               16,770.66               16,472.50
 2/28/2014            17,925.82               17,501.45               17,213.23
 3/31/2014            18,337.28               17,797.66               17,513.06
 4/30/2014            18,459.87               17,842.56               17,371.96
 5/31/2014            18,718.34               18,171.19               17,636.51
 6/30/2014            19,233.58               18,645.95               18,059.79
 7/31/2014            18,838.28               18,214.30               17,583.60
 8/31/2014            19,540.51               18,886.13               18,192.06
 9/30/2014            19,066.06               18,304.94               17,707.06
10/31/2014            19,562.11               18,628.59               18,147.97
11/30/2014            19,924.17               19,004.04               18,500.70
12/31/2014            20,078.71               19,087.61               18,538.90
 1/31/2015            19,273.44               18,461.52               17,846.81
 2/28/2015            20,203.14               19,483.61               18,972.61
 3/31/2015            19,975.81               19,326.17               18,778.83
 4/30/2015            20,113.68               19,468.51               18,917.25
 5/31/2015            20,349.56               19,704.11               19,221.77
 6/30/2015            19,976.41               19,323.50               18,935.70
 7/31/2015            20,011.31               19,344.79               18,852.65
 8/31/2015            18,836.14               18,267.35               17,856.03
 9/30/2015            18,260.76               17,563.13               17,191.62
10/31/2015            19,610.02               18,823.41               18,400.48
11/30/2015            19,723.15               18,850.05               18,437.39
12/31/2015            19,249.39               18,222.91               17,851.30
 1/31/2016            18,231.46               17,036.67               16,754.41

                                   [END CHART]

                       Data from 7/31/10 through 1/31/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Value Fund Adviser Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged, and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper Multi-Cap Value Funds Index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                         o TOP 10 HOLDINGS* - 1/31/16 o
                                (% of Net Assets)

CRH plc ADR ............................................................... 2.3%
Medtronic plc ............................................................. 2.3%
Microsoft Corp. ........................................................... 2.2%
Wells Fargo & Co. ......................................................... 2.1%
Verizon Communications, Inc. .............................................. 2.1%
JPMorgan Chase & Co. ...................................................... 2.1%
Capital One Financial Corp. ............................................... 2.0%
Philip Morris International, Inc. ......................................... 1.9%
Pfizer, Inc. .............................................................. 1.9%
Johnson & Johnson ......................................................... 1.9%

                         o SECTOR ALLOCATION - 1/31/16 o

                        [PIE CHART OF SECTOR ALLOCATION]

FINANCIALS                                                                 19.9%
INDUSTRIALS                                                                15.8%
HEALTH CARE                                                                15.8%
INFORMATION TECHNOLOGY                                                     12.7%
CONSUMER DISCRETIONARY                                                     10.8%
ENERGY                                                                      6.9%
MATERIALS                                                                   5.5%
CONSUMER STAPLES                                                            4.6%
TELECOMMUNICATION SERVICES                                                  2.7%
UTILITIES                                                                   1.7%
MONEY MARKET INSTRUMENTS                                                    3.3%

                                   [END CHART]

*Does not include money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 13-20.

================================================================================

12  | USAA VALUE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (96.4%)

             COMMON STOCKS (96.4%)

             CONSUMER DISCRETIONARY (10.8%)
             ------------------------------
             APPAREL RETAIL (0.9%)
   103,400   L Brands, Inc.                                                                   $    9,942
   104,443   Tailored Brands, Inc.                                                                 1,432
                                                                                              ----------
                                                                                                  11,374
                                                                                              ----------
             APPAREL, ACCESSORIES & LUXURY GOODS (1.0%)
   406,800   Hanesbrands, Inc.                                                                    12,436
                                                                                              ----------
             AUTO PARTS & EQUIPMENT (2.1%)
   238,323   American Axle & Manufacturing Holdings, Inc.*                                         3,055
    71,600   Delphi Automotive plc                                                                 4,650
   472,496   Johnson Controls, Inc.                                                               16,949
                                                                                              ----------
                                                                                                  24,654
                                                                                              ----------
             AUTOMOBILE MANUFACTURERS (0.9%)
   952,404   Ford Motor Co.                                                                       11,372
                                                                                              ----------
             GENERAL MERCHANDISE STORES (1.0%)
   157,143   Target Corp.                                                                         11,380
                                                                                              ----------
             HOME FURNISHINGS (0.6%)
   110,800   Tempur Sealy International, Inc.*                                                     6,686
                                                                                              ----------
             HOTELS, RESORTS & CRUISE LINES (2.4%)
   201,927   Carnival Corp.                                                                        9,718
   168,300   Norwegian Cruise Line Holdings Ltd.*                                                  7,636
   140,700   Royal Caribbean Cruises Ltd.                                                         11,532
                                                                                              ----------
                                                                                                  28,886
                                                                                              ----------
             HOUSEHOLD APPLIANCES (1.0%)
    91,847   Whirlpool Corp.                                                                      12,343
                                                                                              ----------
             LEISURE FACILITIES (0.4%)
   268,500   SeaWorld Entertainment, Inc.                                                          5,118
                                                                                              ----------
             PUBLISHING (0.1%)
    21,400   Meredith Corp.                                                                          905
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             SPECIALTY STORES (0.4%)
   140,400   Vitamin Shoppe, Inc.*                                                            $    4,272
                                                                                              ----------
             Total Consumer Discretionary                                                        129,426
                                                                                              ----------
             CONSUMER STAPLES (4.6%)
             -----------------------
             TOBACCO (4.6%)
   291,218   Altria Group, Inc.                                                                   17,796
   254,587   Philip Morris International, Inc.                                                    22,915
   288,240   Reynolds American, Inc.                                                              14,398
                                                                                              ----------
                                                                                                  55,109
                                                                                              ----------
             Total Consumer Staples                                                               55,109
                                                                                              ----------
             ENERGY (6.9%)
             -------------
             INTEGRATED OIL & GAS (3.0%)
   528,756   BP plc ADR                                                                           17,116
   273,449   Occidental Petroleum Corp.                                                           18,822
                                                                                              ----------
                                                                                                  35,938
                                                                                              ----------
             OIL & GAS EXPLORATION & PRODUCTION (1.8%)
   356,366   ConocoPhillips                                                                       13,927
   267,400   Memorial Resource Development Corp.*                                                  4,254
   154,400   RSP Permian, Inc.*                                                                    3,636
                                                                                              ----------
                                                                                                  21,817
                                                                                              ----------
             OIL & GAS REFINING & MARKETING (1.7%)
   193,700   PBF Energy, Inc. "A"                                                                  6,778
   168,677   Phillips 66                                                                          13,519
                                                                                              ----------
                                                                                                  20,297
                                                                                              ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.4%)
   239,000   Golar LNG Ltd.                                                                        4,450
                                                                                              ----------
             Total Energy                                                                         82,502
                                                                                              ----------
             FINANCIALS (19.9%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (1.6%)
    63,000   Ameriprise Financial, Inc.                                                            5,711
   250,689   State Street Corp.                                                                   13,971
                                                                                              ----------
                                                                                                  19,682
                                                                                              ----------
             CONSUMER FINANCE (4.8%)
   297,104   American Express Co.                                                                 15,895
   363,835   Capital One Financial Corp.                                                          23,875
   164,500   Discover Financial Services                                                           7,532
   575,900   Navient Corp.                                                                         5,506
   646,400   SLM Corp.*                                                                            4,137
                                                                                              ----------
                                                                                                  56,945
                                                                                              ----------

================================================================================

14  | USAA VALUE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             DIVERSIFIED BANKS (6.7%)
 1,043,366   Bank of America Corp.                                                            $   14,753
   362,253   Citigroup, Inc.                                                                      15,425
   416,185   JPMorgan Chase & Co.                                                                 24,763
   499,867   Wells Fargo & Co.                                                                    25,108
                                                                                              ----------
                                                                                                  80,049
                                                                                              ----------
             INSURANCE BROKERS (0.6%)
    65,907   Willis Towers Watson plc                                                              7,544
                                                                                              ----------
             MULTI-LINE INSURANCE (0.8%)
   164,621   American International Group, Inc.                                                    9,298
                                                                                              ----------
             REGIONAL BANKS (4.0%)
   420,700   Fifth Third Bancorp                                                                   6,647
   211,900   First Niagara Financial Group, Inc.                                                   2,074
    80,200   Hanmi Financial Corp.                                                                 1,740
   343,900   People's United Financial, Inc.                                                       4,942
   238,439   PNC Financial Services Group, Inc.                                                   20,661
   104,900   Prosperity Bancshares, Inc.                                                           4,448
   124,200   Texas Capital Bancshares, Inc.*                                                       4,434
   327,400   Valley National Bancorp                                                               2,881
                                                                                              ----------
                                                                                                  47,827
                                                                                              ----------
             REITs - HOTEL & RESORT (0.5%)
   417,200   Host Hotels & Resorts, Inc.                                                           5,778
                                                                                              ----------
             REITs - OFFICE (0.3%)
   172,000   Corporate Office Properties Trust                                                     3,836
                                                                                              ----------
             THRIFTS & MORTGAGE FINANCE (0.6%)
   499,900   New York Community Bancorp, Inc.                                                      7,739
                                                                                              ----------
             Total Financials                                                                    238,698
                                                                                              ----------
             HEALTH CARE (15.8%)
             -------------------
             HEALTH CARE DISTRIBUTORS (0.9%)
   132,300   Cardinal Health, Inc.                                                                10,765
                                                                                              ----------
             HEALTH CARE EQUIPMENT (2.9%)
   357,679   Medtronic plc                                                                        27,155
   144,500   St. Jude Medical, Inc.                                                                7,638
                                                                                              ----------
                                                                                                  34,793
                                                                                              ----------
             HEALTH CARE FACILITIES (0.4%)
   129,180   HealthSouth Corp.                                                                     4,623
                                                                                              ----------
             HEALTH CARE SUPPLIES (0.2%)
    93,560   Haemonetics Corp.*                                                                    2,960
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             MANAGED HEALTH CARE (3.2%)
    71,353   Anthem, Inc.                                                                     $    9,311
    88,500   Cigna Corp.                                                                          11,824
   144,261   UnitedHealth Group, Inc.                                                             16,613
                                                                                              ----------
                                                                                                  37,748
                                                                                              ----------
             PHARMACEUTICALS (8.2%)
   213,302   Johnson & Johnson                                                                    22,277
   324,429   Merck & Co., Inc.                                                                    16,439
   733,375   Pfizer, Inc.                                                                         22,361
   465,384   Sanofi ADR                                                                           19,379
   278,451   Teva Pharmaceutical Industries Ltd. ADR                                              17,119
                                                                                              ----------
                                                                                                  97,575
                                                                                              ----------
             Total Health Care                                                                   188,464
                                                                                              ----------
             INDUSTRIALS (15.8%)
             -------------------
             AEROSPACE & DEFENSE (5.5%)
   109,733   General Dynamics Corp.                                                               14,679
   137,535   Honeywell International, Inc.                                                        14,194
    83,044   Raytheon Co.                                                                         10,649
   169,600   Spirit AeroSystems Holdings, Inc. "A"*                                                7,191
   216,269   United Technologies Corp.                                                            18,965
                                                                                              ----------
                                                                                                  65,678
                                                                                              ----------
             AGRICULTURAL & FARM MACHINERY (1.0%)
   935,000   CNH Industrial N.V.                                                                   5,853
    88,673   Deere & Co.                                                                           6,829
                                                                                              ----------
                                                                                                  12,682
                                                                                              ----------
             BUILDING PRODUCTS (2.0%)
   146,525   Gibraltar Industries, Inc.*                                                           3,112
   240,600   Owens Corning, Inc.                                                                  11,113
   163,900   Simpson Manufacturing Co., Inc.                                                       5,348
   114,500   Trex Co., Inc.*                                                                       4,301
                                                                                              ----------
                                                                                                  23,874
                                                                                              ----------
             CONSTRUCTION & ENGINEERING (1.4%)
   183,221   Comfort Systems USA, Inc.                                                             5,193
   217,000   KBR, Inc.                                                                             3,094
   251,800   Primoris Services Corp.                                                               5,134
   226,700   Tutor Perini Corp.*                                                                   2,995
                                                                                              ----------
                                                                                                  16,416
                                                                                              ----------

================================================================================

16  | USAA VALUE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.7%)
   101,100   Oshkosh Corp.                                                                    $    3,329
   243,202   Terex Corp.                                                                           5,448
                                                                                              ----------
                                                                                                   8,777
                                                                                              ----------
             DIVERSIFIED SUPPORT SERVICES (0.3%)
   142,630   Mobile Mini, Inc.                                                                     3,697
                                                                                              ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.8%)
   110,600   Eaton Corp. plc                                                                       5,586
   100,100   Encore Wire Corp.                                                                     3,725
                                                                                              ----------
                                                                                                   9,311
                                                                                              ----------
             INDUSTRIAL MACHINERY (2.3%)
   168,800   Barnes Group, Inc.                                                                    5,488
    60,400   SPX Flow, Inc.*                                                                       1,440
   201,188   Stanley Black & Decker, Inc.                                                         18,980
    38,900   Xylem, Inc.                                                                           1,398
                                                                                              ----------
                                                                                                  27,306
                                                                                              ----------
             RAILROADS (0.6%)
   100,700   Norfolk Southern Corp.                                                                7,099
                                                                                              ----------
             SECURITY & ALARM SERVICES (0.9%)
   301,700   Tyco International plc                                                               10,376
                                                                                              ----------
             TRUCKING (0.3%)
    62,600   Ryder System, Inc.                                                                    3,328
                                                                                              ----------
             Total Industrials                                                                   188,544
                                                                                              ----------
             INFORMATION TECHNOLOGY (12.7%)
             ------------------------------
             APPLICATION SOFTWARE (0.2%)
   156,400   Mentor Graphics Corp.                                                                 2,718
                                                                                              ----------
             COMMUNICATIONS EQUIPMENT (1.3%)
   329,519   QUALCOMM, Inc.                                                                       14,940
                                                                                              ----------
             DATA PROCESSING & OUTSOURCED SERVICES (0.5%)
   161,700   Total System Services, Inc.                                                           6,494
                                                                                              ----------
             ELECTRONIC COMPONENTS (1.1%)
   331,100   II-VI, Inc.*                                                                          6,887
   561,640   Vishay Intertechnology, Inc.                                                          6,436
                                                                                              ----------
                                                                                                  13,323
                                                                                              ----------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.3%)
   119,000   FARO Technologies, Inc.*                                                              3,055
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             ELECTRONIC MANUFACTURING SERVICES (0.8%)
   177,600   Mercury Systems, Inc.*                                                           $    3,390
    97,400   Park Electrochemical Corp.                                                            1,586
   141,300   Plexus Corp.*                                                                         4,939
                                                                                              ----------
                                                                                                   9,915
                                                                                              ----------
             SEMICONDUCTOR EQUIPMENT (0.9%)
   435,100   Brooks Automation, Inc.                                                               4,147
   437,186   Photronics, Inc.*                                                                     5,220
   300,000   Xcerra Corp.*                                                                         1,644
                                                                                              ----------
                                                                                                  11,011
                                                                                              ----------
             SEMICONDUCTORS (3.6%)
   258,430   Diodes, Inc.*                                                                         4,944
   398,324   Fairchild Semiconductor International, Inc.*                                          8,162
   287,161   Intel Corp.                                                                           8,908
   145,200   Microchip Technology, Inc.                                                            6,506
   269,423   Texas Instruments, Inc.                                                              14,260
                                                                                              ----------
                                                                                                  42,780
                                                                                              ----------
             SYSTEMS SOFTWARE (4.0%)
   483,521   Microsoft Corp.                                                                      26,637
   591,266   Oracle Corp.                                                                         21,469
                                                                                              ----------
                                                                                                  48,106
                                                                                              ----------
             Total Information Technology                                                        152,342
                                                                                              ----------
             MATERIALS (5.5%)
             ----------------
             CONSTRUCTION MATERIALS (2.3%)
 1,015,305   CRH plc ADR                                                                          27,332
                                                                                              ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (1.0%)
   210,500   FMC Corp.                                                                             7,519
    61,731   Scotts Miracle-Gro Co. "A"                                                            4,240
                                                                                              ----------
                                                                                                  11,759
                                                                                              ----------
             INDUSTRIAL GASES (1.7%)
   161,165   Air Products & Chemicals, Inc.                                                       20,421
                                                                                              ----------
             SPECIALTY CHEMICALS (0.5%)
   190,700   Flotek Industries, Inc.*                                                              1,274
   184,000   PolyOne Corp.                                                                         4,979
                                                                                              ----------
                                                                                                   6,253
                                                                                              ----------
             Total Materials                                                                      65,765
                                                                                              ----------

================================================================================

18  | USAA VALUE FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES (2.7%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (2.7%)
   218,314   AT&T, Inc.                                                                       $    7,872
   497,242   Verizon Communications, Inc.                                                         24,847
                                                                                              ----------
                                                                                                  32,719
                                                                                              ----------
             Total Telecommunication Services                                                     32,719
                                                                                              ----------
             UTILITIES (1.7%)
             ----------------
             ELECTRIC UTILITIES (1.5%)
    84,677   Entergy Corp.                                                                         5,977
    86,200   Pinnacle West Capital Corp.                                                           5,716
   169,000   Xcel Energy, Inc.                                                                     6,459
                                                                                              ----------
                                                                                                  18,152
                                                                                              ----------
             MULTI-UTILITIES (0.2%)
   144,800   CenterPoint Energy, Inc.                                                              2,587
                                                                                              ----------
             Total Utilities                                                                      20,739
                                                                                              ----------
             Total Common Stocks                                                               1,154,308
                                                                                              ----------
             Total Equity Securities (cost: $946,082)                                          1,154,308
                                                                                              ----------

             MONEY MARKET INSTRUMENTS (3.3%)

             MONEY MARKET FUNDS (3.3%)
39,079,851   State Street Institutional Liquid Reserves Fund Premier Class, 0.36%(a)
               (cost: $39,080)                                                                    39,080
                                                                                              ----------

             TOTAL INVESTMENTS (COST: $985,162)                                               $1,193,388
                                                                                              ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                               VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)             (LEVEL 2)         (LEVEL 3)
                                      QUOTED PRICES     OTHER SIGNIFICANT       SIGNIFICANT
                                  IN ACTIVE MARKETS            OBSERVABLE      UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS                INPUTS            INPUTS        TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $1,154,308                    $-                $-   $1,154,308
Money Market Instruments:
  Money Market Funds                         39,080                     -                 -       39,080
--------------------------------------------------------------------------------------------------------
Total                                    $1,193,388                    $-                $-   $1,193,388
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of August 1, 2015, through January 31, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

20  | USAA VALUE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 8.0% of net assets at January 31, 2016.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    REIT   Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at January 31, 2016.

      * Non-income-producing security.

    See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $985,162)                              $1,193,388
   Receivables:
     Capital shares sold                                                                           5,477
     Dividends and interest                                                                        1,767
     Securities sold                                                                               3,247
                                                                                              ----------
           Total assets                                                                        1,203,879
                                                                                              ----------
LIABILITIES
   Payables:
     Securities purchased                                                                          5,429
     Capital shares redeemed                                                                         508
   Accrued management fees                                                                           756
   Accrued transfer agent's fees                                                                      88
   Other accrued expenses and payables                                                                87
                                                                                              ----------
           Total liabilities                                                                       6,868
                                                                                              ----------
             Net assets applicable to capital shares outstanding                              $1,197,011
                                                                                              ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $  997,327
   Accumulated undistributed net investment income                                                   627
   Accumulated net realized loss on investments                                                   (9,169)
   Net unrealized appreciation of investments                                                    208,226
                                                                                              ----------
             Net assets applicable to capital shares outstanding                              $1,197,011
                                                                                              ==========
   Net asset value, redemption price, and offering price per share:
     Fund Shares (net assets of $733,210/42,368 shares outstanding)                           $    17.31
                                                                                              ==========
     Institutional Shares (net assets of $456,014/26,373 shares outstanding)                  $    17.29
                                                                                              ==========
     Adviser Shares (net assets of $7,787/451 shares outstanding)                             $    17.26
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

22  | USAA VALUE FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $35)                                           $   14,536
   Interest                                                                                           38
                                                                                              ----------
           Total income                                                                           14,574
                                                                                              ----------
EXPENSES
   Management fees                                                                                 4,708
   Administration and servicing fees:
     Fund Shares                                                                                     683
     Institutional Shares                                                                            168
     Adviser Shares                                                                                    7
   Transfer agent's fees:
     Fund Shares                                                                                     765
     Institutional Shares                                                                            168
   Distribution and service fees (Note 6E):
     Adviser Shares                                                                                   11
   Custody and accounting fees:
     Fund Shares                                                                                      58
     Institutional Shares                                                                             19
     Adviser Shares                                                                                    1
   Postage:
     Fund Shares                                                                                      33
   Shareholder reporting fees:
     Fund Shares                                                                                      18
   Trustees' fees                                                                                     13
   Registration fees:
     Fund Shares                                                                                      24
     Institutional Shares                                                                             10
     Adviser Shares                                                                                    8
   Professional fees                                                                                  59
   Other                                                                                              11
                                                                                              ----------
           Total expenses                                                                          6,764
   Expenses paid indirectly:
     Fund Shares                                                                                      (2)
     Institutional Shares                                                                             (1)
                                                                                              ----------
           Net expenses                                                                            6,761
                                                                                              ----------
NET INVESTMENT INCOME                                                                              7,813
                                                                                              ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                                              (5,468)
   Change in net unrealized appreciation/(depreciation)                                         (145,315)
                                                                                              ----------
           Net realized and unrealized loss                                                     (150,783)
                                                                                              ----------
   Decrease in net assets resulting from operations                                           $ (142,970)
                                                                                              ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended January 31, 2016 (unaudited), and year ended
July 31, 2015

--------------------------------------------------------------------------------------------------------

                                                                                 1/31/2016     7/31/2015
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $    7,813    $   15,063
   Net realized gain (loss) on investments                                          (5,468)       61,814
   Change in net unrealized appreciation/(depreciation) of investments            (145,315)       21,398
                                                                                ------------------------
      Increase (decrease) in net assets resulting from operations                 (142,970)       98,275
                                                                                ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                 (11,360)      (11,218)
       Institutional Shares                                                         (4,726)       (6,208)
       Adviser Shares                                                                  (82)          (92)
                                                                                ------------------------
           Total distributions of net investment income                            (16,168)      (17,518)
                                                                                ------------------------
   Net realized gains:
       Fund Shares                                                                 (36,580)      (31,237)
       Institutional Shares                                                        (14,111)      (15,427)
       Adviser Shares                                                                 (351)         (322)
                                                                                ------------------------
           Total distributions of net realized gains                               (51,042)      (46,986)
                                                                                ------------------------
       Distributions to shareholders                                               (67,210)      (64,504)
                                                                                ------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                     (71,417)       94,826
   Institutional Shares                                                            208,481       (41,701)
   Adviser Shares                                                                      (57)          192
                                                                                ------------------------
       Total net increase in net assets from capital share transactions            137,007        53,317
                                                                                ------------------------
   Net increase (decrease) in net assets                                           (73,173)       87,088

NET ASSETS
   Beginning of period                                                           1,270,184     1,183,096
                                                                                ------------------------
   End of period                                                                $1,197,011    $1,270,184
                                                                                ========================
Accumulated undistributed net investment income:
   End of period                                                                $      627    $    8,982
                                                                                ========================

See accompanying notes to financial statements.

================================================================================

24  | USAA VALUE FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Value Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek long-term growth of capital.

The Fund consists of three classes of shares: Value Fund Shares (Fund Shares), Value Fund Institutional Shares (Institutional Shares), and Value Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which

================================================================================

26  | USAA VALUE FUND

================================================================================

        they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5.  Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

28  | USAA VALUE FUND

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

E. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2016, brokerage commission recapture credits reduced the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    expenses of the Fund Shares, Institutional Shares, and Adviser Shares by $2,000, $1,000, and less than $500, respectively. Additionally, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 9.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2015, the maximum annual facility fee was 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

The Funds may request an optional increase of the committed loan agreement up to $750 million. If the Funds increase the committed loan agreement above

================================================================================

30  | USAA VALUE FUND

================================================================================

the $500 million, the assessed facility fee by CAPCO will be increased to 10.0 basis points.

For the six-month period ended January 31, 2016, the Fund paid CAPCO facility fees of $4,000, which represents 1.8% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2016, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At July 31, 2015, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended January 31, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2016, were $182,717,000 and $120,023,000, respectively.

As of January 31, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

Gross unrealized appreciation and depreciation of investments as of January 31, 2016, were $279,356,000 and $71,130,000, respectively, resulting in net unrealized appreciation of $208,226,000.

(5) CAPITAL SHARE TRANSACTIONS

At January 31, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                                SIX-MONTH
                                                               PERIOD ENDED               YEAR ENDED
                                                             JANUARY 31, 2016           JULY 31, 2015
--------------------------------------------------------------------------------------------------------
                                                           SHARES       AMOUNT      SHARES        AMOUNT
                                                          ----------------------------------------------
FUND SHARES:
Shares sold                                                 3,745    $  71,044       9,354    $  190,743
Shares issued from reinvested
   dividends                                                2,535       47,490       2,065        41,980
Shares redeemed                                           (10,776)    (189,951)     (6,755)     (137,897)
                                                          ----------------------------------------------
Net increase (decrease) from
   capital share transactions                              (4,496)   $ (71,417)      4,664    $   94,826
                                                          ==============================================
INSTITUTIONAL SHARES:
Shares sold                                                11,269    $ 199,992       6,490    $  131,373
Shares issued from reinvested dividends                     1,006       18,819       1,064        21,630
Shares redeemed                                              (540)     (10,330)     (9,424)     (194,704)
                                                          ----------------------------------------------
Net increase (decrease) from
   capital share transactions                              11,735    $ 208,481      (1,870)   $  (41,701)
                                                          ==============================================
ADVISER SHARES:
Shares sold                                                     2    $      45          11    $      211
Shares issued from reinvested dividends                         -*           4           -*            3
Shares redeemed                                                (5)        (106)         (1)          (22)
                                                          ----------------------------------------------
Net increase (decrease) from
   capital share transactions                                  (3)   $     (57)         10    $      192
                                                          ==============================================

*Represents less than 500 shares.

================================================================================

32  | USAA VALUE FUND

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance over the performance period to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of the 30 largest funds within the Lipper Multi-Cap Value Funds category. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                                         ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                                      (IN BASIS POINTS)(1)
    --------------------------------------------------------------------------------
    +/- 100 to 400                                            +/- 4
    +/- 401 to 700                                            +/- 5
    +/- 701 and greater                                       +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $4,708,000. For the six-month period ended January 31, 2016, the Fund had no performance adjustment.

B. SUBADVISORY ARRANGEMENT(S) - The Manager entered into an Investment Subadvisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), under which BHMS directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate average net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in the annual amount of 0.75% on the first $15 million in assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the six-month period ended January 31, 2016, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to BHMS, of $1,406,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized

================================================================================

34  | USAA VALUE FUND

================================================================================

    rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended January 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $683,000, $168,000, and $7,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2016, the Fund reimbursed the Manager $16,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended January 31, 2016, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $765,000, $168,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    charge or a contingent deferred sales charge. For the six-month period ended January 31, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $11,000.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of January 31, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative                                          0.2
USAA Cornerstone Equity                                                0.8
USAA Target Retirement Income                                          1.1
USAA Target Retirement 2020                                            3.1
USAA Target Retirement 2030                                            7.3
USAA Target Retirement 2040                                            9.5
USAA Target Retirement 2050                                            5.1
USAA Target Retirement 2060                                            0.4

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2016, USAA and its affiliates owned 441,000 Adviser Shares, which represents 97.7% of the Adviser Shares and 0.6% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

36  | USAA VALUE FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                              PERIOD ENDED
                               JANUARY 31,                      YEAR ENDED JULY 31,
                              --------------------------------------------------------------------------
                                  2016          2015        2014          2013          2012        2011
                              --------------------------------------------------------------------------
Net asset value at
   beginning of period        $  20.50      $  20.00    $  18.37      $  14.22      $  13.74    $  11.82
                              --------------------------------------------------------------------------
Income (loss) from
   investment operations:
   Net investment income           .11           .20         .27           .21           .23         .14
   Net realized and
       unrealized gain (loss)    (2.29)         1.28        2.11          4.17           .41        1.91
                              --------------------------------------------------------------------------
Total investment
   operations                    (2.18)         1.48        2.38          4.38           .64        2.05
                              --------------------------------------------------------------------------
Less distributions from:
   Net investment income          (.23)         (.25)       (.20)         (.23)         (.16)       (.13)
   Realized capital gains         (.78)         (.73)       (.55)            -             -           -
                              --------------------------------------------------------------------------
Total distributions              (1.01)         (.98)       (.75)         (.23)         (.16)       (.13)
                              --------------------------------------------------------------------------
Net asset value at
   end of period              $  17.31      $  20.50    $  20.00      $  18.37      $  14.22    $  13.74
                              ==========================================================================
Total return (%)*               (10.94)         7.47       13.21         31.15          4.77       17.39
Net assets at end
   of period (000)            $733,210      $960,925    $844,121      $633,228      $425,071    $585,536
Ratios to average
   net assets:**
   Expenses (%)(a)                1.11(c)       1.09        1.11(b)       1.15(b)       1.15(b)     1.15(b)
   Expenses, excluding
       reimbursements (%)(a)      1.11(c)       1.09        1.11          1.25          1.31        1.25
   Net investment
       income (%)                 1.22(c)       1.06        1.55          1.40          1.48        1.10
Portfolio turnover (%)              10            30          20            26            20          22

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $903,927,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                  (.00%)(+)        -        (.00%)(+)     (.00%)(+)     (.01%)      (.01%)
    (+) Represents less than 0.01% of average net assets.
(b) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.15% of the Fund Shares' average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                              PERIOD ENDED
                               JANUARY 31,                      YEAR ENDED JULY 31,
                              --------------------------------------------------------------------------
                                  2016          2015        2014          2013          2012        2011
                              --------------------------------------------------------------------------
Net asset value at
   beginning of period        $  20.49      $  20.00    $  18.36      $  14.22      $  13.75    $  11.82
                              --------------------------------------------------------------------------
Income (loss) from
   investment operations:
   Net investment income           .12           .26(a)      .29           .25           .21         .18
   Net realized and
       unrealized gain (loss)    (2.29)         1.24(a)     2.11          4.15           .45        1.91
                              --------------------------------------------------------------------------
Total from investment
   operations                    (2.17)         1.50(a)     2.40          4.40           .66        2.09
                              --------------------------------------------------------------------------
Less distributions from:
   Net investment income          (.25)         (.28)       (.21)         (.26)         (.19)       (.16)
   Realized capital gains         (.78)         (.73)       (.55)            -             -           -
                              --------------------------------------------------------------------------
Total distributions              (1.03)        (1.01)       (.76)         (.26)         (.19)       (.16)
                              --------------------------------------------------------------------------
Net asset value at end of
   period                     $  17.29      $  20.49    $  20.00      $  18.36      $  14.22    $  13.75
                              ==========================================================================
Total return (%)*               (10.91)         7.57       13.34         31.31          4.95       17.74
Net assets at
   end of period (000)        $456,014      $299,990    $330,114      $214,855      $171,322    $141,668
Ratios to average
   net assets:**
   Expenses (%)(b)                 .98(d)        .98        1.00          1.01          1.00         .90(c)
   Net investment income (%)      1.34(d)       1.23        1.59          1.54          1.61        1.35
Portfolio turnover (%)              10            30          20            26            20          22

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $334,584,000.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares'
    expenses paid indirectly decreased the expense ratios as follows:
                                  (.00%)(+)        -        (.00%)(+)     (.00%)(+)     (.01%)      (.01%)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to December 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.91% of the
    Institutional Shares' average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

38  | USAA VALUE FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                               PERIOD ENDED                                                 PERIOD ENDED
                                JANUARY 31,                  YEAR ENDED JULY 31,               JULY 31,
                               -------------------------------------------------------------------------
                                  2016          2015        2014          2013          2012     2011***
                               -------------------------------------------------------------------------
Net asset value at
   beginning of period         $ 20.43        $19.94      $18.29        $14.16        $13.68      $12.07
                               -------------------------------------------------------------------------
Income (loss) from
   investment operations:
   Net investment income           .09           .17         .25           .15           .13         .08(a)
   Net realized and
       unrealized gain (loss)    (2.30)         1.26        2.08          4.15           .44        1.65(a)
                               -------------------------------------------------------------------------
Total from
   investment operations         (2.21)         1.43        2.33          4.30           .57        1.73(a)
                               -------------------------------------------------------------------------
Less distributions from:
   Net investment income          (.18)         (.21)       (.13)         (.17)         (.09)       (.12)
   Realized capital gains         (.78)         (.73)       (.55)            -             -           -
                               -------------------------------------------------------------------------
Total distributions               (.96)         (.94)       (.68)         (.17)         (.09)       (.12)
                               -------------------------------------------------------------------------
Net asset value at
   end of period               $ 17.26        $20.43      $19.94        $18.29        $14.16      $13.68
                               =========================================================================
Total return (%)*               (11.13)         7.22       12.94         30.63          4.26       14.32
Net assets at end
   of period (000)             $ 7,787        $9,269      $8,861        $8,237        $6,406      $6,161
Ratios to average
   net assets:**
   Expenses (%)(b)                1.38(c)       1.34        1.35(d)       1.57(d)       1.65(d)     1.65(c),(d)
   Expenses, excluding
       reimbursements (%)(b)      1.38(c)       1.34        1.35          1.57          1.66        2.00(c)
   Net investment income (%)       .96(c)        .82        1.30           .99           .97         .58(c)
Portfolio turnover (%)              10            30          20            26            20          22

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2016, average net assets were
    $8,607,000.
*** Adviser Shares commenced operations on August 1, 2010.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                  (.00%)(+)        -        (.01%)        (.00%)(+)     (.01%)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to December 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 1.65% of the Adviser Shares'
    average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

EXPENSE EXAMPLE

January 31, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2015, through January 31, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate

================================================================================

40  | USAA VALUE FUND

================================================================================

of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                              BEGINNING               ENDING             DURING PERIOD*
                                            ACCOUNT VALUE          ACCOUNT VALUE        AUGUST 1, 2015 -
                                            AUGUST 1, 2015        JANUARY 31, 2016      JANUARY 31, 2016
                                            ------------------------------------------------------------
FUND SHARES
Actual                                         $1,000.00             $  890.60                $5.28

Hypothetical
  (5% return before expenses)                   1,000.00              1,019.56                 5.63

INSTITUTIONAL SHARES
Actual                                          1,000.00                890.90                 4.66

Hypothetical
  (5% return before expenses)                   1,000.00              1,020.21                 4.98

ADVISER SHARES
Actual                                          1,000.00                888.70                 6.55

Hypothetical
  (5% return before expenses)                   1,000.00              1,018.20                 7.00

*Expenses are equal to the annualized expense ratio of 1.11% for Fund Shares, 0.98% for Institutional Shares, and 1.38% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/366 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (10.94)% for Fund Shares, (10.91)% for Institutional Shares, and (11.13)% for Adviser Shares for the six-month period of August 1, 2015, through January 31, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
       USAA        We know what it means to serve.(R)

   =============================================================================
   40847-0316                                (C)2016, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.




                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended January 31, 2016

By:*     /S/ DANIEL J. MAVICO
         -----------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:      03/22/2016
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:      03/23/2016
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     03/22/2016
         ------------------------------

*Print the name and title of each signing officer under his or her signature.